                                                   ----------------------------
                                                          OMB APPROVAL
                                                   ----------------------------
                                                   OMB Number:  3235-0570
                                                   Expires:  September 30, 2007
                                                   Estimated average burden
                                                   hours per response:  19.4
                                                   ----------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                             811-1424
      --------------------------------------------------------------------------


                                AIM Equity Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Robert H. Graham 11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (713) 626-1919
                                                    ----------------------------
Date of fiscal year end:    10/31
                        -------------
Date of reporting period:  10/31/05
                         ------------

Item 1.  Schedule of Investments.

                                                      AIM AGGRESSIVE GROWTH FUND
                                Annual Report to Shareholders o October 31, 2005


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

AIM AGGRESSIVE GROWTH FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          of domestic mid-capitalization                You have recently received or should
                                             companies; the Growth subset measures         shortly receive a proxy requesting your
o Class B shares are not available as an     the performance of Russell Midcap             vote on a proposed merger of AIM
investment for retirement plans              companies with higher price/book ratios       Aggressive Fund into AIM Constellation
maintained pursuant to Section 401 of        and higher forecasted growth values.          Fund. We encourage you to read the proxy
the Internal Revenue Code, including                                                       materials carefully and to vote
401(k) plans, money purchase pension         o The unmanaged MSCI WORLD INDEX is a         promptly. The ways in which you may cast
plans and profit sharing plans. Plans        group of global securities tracked by         your proxy ballot are detailed in the
that have existing accounts invested in      Morgan Stanley Capital International.         proxy materials.
Class B shares prior to September 30,
2003, will continue to be allowed to         o The unmanaged LIPPER MID-CAP GROWTH         The Fund provides a complete list of its
make additional purchases.                   FUND INDEX represents an average of the       holdings four times in each fiscal year,
                                             performance of the 30 largest                 at the quarter-ends. For the second and
o Class R shares are available only to       mid-capitalization growth funds tracked       fourth quarters, the lists appear in the
certain retirement plans. Please see the     by Lipper, Inc., an independent mutual        Fund's semiannual and annual reports to
prospectus for more information.             fund performance monitor.                     shareholders. For the first and third
                                                                                           quarters, the Fund files the lists with
PRINCIPAL RISKS OF INVESTING IN THE FUND     o The Fund is not managed to track the        the Securities and Exchange Commission
                                             performance of any particular index,          (SEC) on Form N-Q. The most recent list
o Investing in smaller companies             including the indexes defined here, and       of portfolio holdings is available at
involves greater risk than investing in      consequently, the performance of the          AIMinvestments.com. From our home page,
more established companies, such as          Fund may deviate significantly from the       click on Products & Performance, then
business risk, significant stock price       performance of the indexes.                   Mutual Funds, then Fund Overview. Select
fluctuations and illiquidity.                                                              your Fund from the drop-down menu and
                                             o A direct investment cannot be made in       click on Complete Quarterly Holdings.
o The Fund may invest up to 25% of its       an index. Unless otherwise indicated,         Shareholders can also look up the Fund's
assets in the securities of non-U.S.         index results include reinvested              Forms N-Q on the SEC's Web site at
issuers. International investing             dividends, and they do not reflect sales      sec.gov. And copies of the Fund's Forms
presents certain risks not associated        charges.                                      N-Q may be reviewed and copied at the
with investing solely in the United                                                        SEC's Public Reference Room at 450 Fifth
States. These include risks relating to      OTHER INFORMATION                             Street, N.W., Washington, D.C.
fluctuations in the value of the U.S.                                                      20549-0102. You can obtain information
dollar relative to the values of other       o Industry classifications used in this       on the operation of the Public Reference
currencies, the custody arrangements         report are generally according to the         Room, including information about
made for the Fund's foreign holdings,        Global Industry Classification Standard,      duplicating fee charges, by calling
differences in accounting, political         which was developed by and is the             202-942-8090 or 800-732-0330, or by
risks and the lesser degree of public        exclusive property and a service mark of      electronic request at the following
information required to be provided by       Morgan Stanley Capital International          e-mail address: publicinfo@sec.gov. The
non-U.S. companies.                          Inc. and Standard & Poor's.                   SEC file numbers for the Fund are
                                                                                           811-01424 and 2-25469. The Fund's most
ABOUT INDEXES USED IN THIS REPORT            o The returns shown in the Management's       recent portfolio holdings, as filed on
                                             Discussion of Fund Performance are based      Form N-Q, are also available at
o The unmanaged Standard & Poor's            on net asset values calculated for            AIMinvestments.com.
Composite Index of 500 Stocks (the S&P       shareholder transactions. Generally
500--Registered Trademark-- INDEX) is        accepted accounting principles require        A description of the policies and
an index of common stocks frequently         adjustments to be made to the net assets      procedures that the Fund uses to
used as a general measure of U.S. stock      of the Fund at period end for financial       determine how to vote proxies relating
market performance.                          reporting purposes, and as such, the net      to portfolio securities is available
                                             asset values for shareholder                  without charge, upon request, from our
o The unmanaged RUSSELL                      transactions and the returns based on         Client Services department at
MIDCAP--Registered Trademark-- GROWTH        those net asset values may differ from        800-959-4246 or on the AIM Web site,
INDEX is a subset of the RUSSELL             the net asset values and returns              AIMinvestments.com. On the home page,
MIDCAP--Registered Trademark-- INDEX,        reported in the Financial Highlights.         scroll down and click on AIM Funds Proxy
which represents the performance of the                                                    Policy. The information is also
stocks                                                                                     available on the Securities and Exchange
                                                                                           Commission's Web site, sec.gov.

                                                                                           Information regarding how the Fund voted
                                                                                           proxies related to its portfolio
                                                                                           securities during the 12 months ended
                                                                                           June 30, 2005, is available at our Web
                                                                                           site. Go to AIMinvestments.com, access
                                                                                           the About Us tab, click on Required
                                                                                           Notices and then click on Proxy Voting
                                                                                           Activity. Next, select the Fund from the
                                                                                           drop-down menu. The information is also
                                                                                           available on the Securities and Exchange
                                                                                           Commission's Web site, sec.gov.

                                                                                           ========================================
                                                                                           FUND NASDAQ SYMBOLS

================================================================================           Class A Shares                    AAGFX
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND                  Class B Shares                    AAGBX
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES              Class C Shares                    AAGCX
AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                         Class R Shares                    ARRGX
================================================================================           ========================================

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMinvestments.com

AIM AGGRESSIVE GROWTH FUND


                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                    The fiscal year covered by this report was quite good to
    [GRAHAM         equity investors. Domestically, the broad-based S&P 500
     PHOTO]         Index returned 8.72%. Globally, Morgan Stanley's MSCI World
                    Index rose 13.27%. Much of this good performance, though,
                    was attained early in the fiscal year as virtually every
                    equity index declined during October of 2005. Concern about
 ROBERT H. GRAHAM   the inflationary potential of rising energy costs was
                    frequently cited as a major cause of market weakness.

                       Within the indexes, there was considerable variability in
                    the performance of different sectors and markets.
  [WILLIAMSON       Domestically, energy sector performance far outpaced that of
     PHOTO]         the other sectors in the S&P 500 Index, reflecting rising
                    oil and gas prices. Overseas, emerging markets produced more attractive results than did developed markets, at least in part because emerging markets tend to be more closely tied
MARK H. WILLIAMSON  to the performance of natural resources and commodities. One could make a strong argument for global diversification of a stock portfolio using the performance data for the fiscal year ended October 31, 2005. Of course, your financial advisor is the person most qualified to help you decide whether such diversification is appropriate for you.

                       For a discussion of the specific market conditions that
                    affected your Fund and how your Fund was managed during the fiscal year, please turn to Page 3.

                    NEW INFORMATION IN THIS REPORT

                    We would like to call your attention to two new elements in this report. First, on Page 2, is a message from Bruce Crockett, the independent Chair of the Board of Trustees of the AIM Funds. We first introduced you to Mr. Crockett in the annual report on your Fund dated October 31, 2004. Mr. Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair in October 2004.

                       Mr. Crockett plans to keep AIM shareholders informed of
                    the work of the Board regularly via letters in the Fund reports. We certainly think this is a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                       One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 8 and 9.

                       Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM               /s/ MARK H. WILLIAMSON

                    Robert H. Graham                   Mark H. Williamson
                    President & Vice Chair,            President,
                    AIM Funds                          A I M Advisors, Inc.

                    December 15, 2005

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM AGGRESSIVE GROWTH FUND

                    DEAR AIM FUNDS SHAREHOLDERS:

                    As independent Chair of the Board of Trustees of the AIM
   [CROCKETT        Funds, I'm writing to report on the work being done by your
     PHOTO]         Board.

                       At our most recent meeting in June 2005, your Board
                    approved voluntary fee reductions from A I M Advisors, Inc. BRUCE L. CROCKETT (AIM) that save shareholders approximately $20.8 million annually, based on asset levels as of March 31, 2005. The majority of these expense reductions, which took effect July 1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.

                       Our June meeting, which was the culmination of more than
                    two and one-half months of review and discussions, took place over a three-day period. The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 8 and
                    9. I encourage you to review it.

                       Together with monitoring fund expenses, fund performance
                    is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                       Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 14 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                       At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                       Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.

                    Sincerely,

                    /s/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    December 15, 2005

AIM AGGRESSIVE GROWTH FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                                                                                           statements and earnings reports, the
                                                                                           company's business model and management
=====================================================================================      team, the competitive environment and
                                                                                           market opportunities.
PERFORMANCE SUMMARY
                                                                                              We construct the portfolio by
On September 16, 2005, changes were made     ========================================      focusing on stocks rather than
to your Fund's management team with the      FUND VS. INDEXES                              industries or sectors. While there are
intention of improving long-term                                                           no formal sector guidelines or
performance. The new team consists of        TOTAL RETURNS, 10/31/04--10/31/05,            constraints, internal controls and
Lanny H. Sachnowitz (lead), Kirk L.          EXCLUDING APPLICABLE SALES CHARGES. IF        proprietary software help us monitor
Anderson and James G. Birdsall, who are      SALES CHARGES WERE INCLUDED, RETURNS          risk levels and sector concentration.
assisted by the Large/Multi-cap Growth       WOULD BE LOWER.
Team. Our goal is to produce consistent,                                                      Our sell process is designed to
strong risk-adjusted returns for             Class A Shares                     7.59%      identify deterioration in the underlying
long-term investors.                                                                       reasons a stock was initially purchased
                                             Class B Shares                     6.78       and avoid the risk of capital loss.
   For the year ended October 31, 2005,                                                    Conditions that may cause us to reduce
you Fund recorded positive returns,          Class C Shares                     6.78       or sell a position include:
although it lagged its benchmarks, as
illustrated by the table.                    Class R Shares                     7.33       o deterioration in business prospects

   The Fund's holdings in consumer           S&P 500 Index                                 o worsening competitive position
staples detracted from its performance       (Broad Market Index)               8.72
relative to the S&P 500 Index while its                                                    o slowing earnings growth
holdings in several sectors, especially      Russell Midcap Growth Index
consumer discretionary, health care and      (Style-specific Index)            15.91       o extended valuation
consumer staples,
                                             Lipper Mid-Cap Growth Fund Index              o more attractive investment
                                                                                           opportunities
                                             (Peer Group Index)                14.19
                                                                                           MARKET CONDITIONS AND YOUR FUND
                                             SOURCE: LIPPER, INC.
                                             ========================================      When we assumed management of the Fund,
                                                                                           major stock market indexes had been
                                             adversely affected its returns in             fluctuating within a relatively narrow
                                             comparison to the Russell Midcap Growth       range for several months. Many key
                                             Index.                                        market benchmarks, such as the S&P 500
                                                                                           Index, recorded most of their gains for
                                                For long-term performance, please see      the year during the first two months of
                                             pages 6 and 7.                                the reporting period, following the
                                                                                           resolution of the U.S. presidential
=====================================================================================      election. Although corporate earnings
                                                                                           were generally solid, concerns about
HOW WE INVEST                                   Quantitative analysis helps us narrow      rising oil prices and interest rates
                                              our investment universe down to a            restrained index performance for the
We believe a growth investment strategy       manageable list of potential                 remainder of the reporting period.
is an essential component of a                investments. We focus on the level,
diversified portfolio.                        growth rate and sustainability of
                                              earnings, revenue and cash flow, ranking
   Our investment process combines            investment candidates on absolute and
quantitative and fundamental analysis to      relative attractiveness.
uncover companies exhibiting long-term,
sustainable earnings and cash flow               Fundamental analysis seeks to define
growth that is not yet reflected in           a company's key drivers of success and
investor expectations or equity               to assess their durability. We carefully
valuations.                                   review financial

                                                                                                                        (continued)

========================================     ========================================      ========================================

PORTFOLIO COMPOSITION                        TOP 5 INDUSTRIES*                             TOP 10 EQUITY HOLDINGS*

BY SECTOR                                     1. Health Care Equipment           7.3%       1. ENSCO International Inc.        1.9%

              [PIE CHART]                     2. Data Processing & Outsourced               2. Cytyc Corp.                     1.6
                                                 Services                        5.2
Information Technology             24.8%                                                    3. Analog Devices, Inc.            1.6
Health Care                        21.0%      3. Semiconductors                  5.2
Consumer Discretionary             15.1%                                                    4. Affiliated Computer Services,
Industrials                        13.3%      4. Aerospace & Defense             4.2           Inc.-Class A                    1.5
Financials                         10.5%
Energy                              5.9%      5. Application Software            3.9        5. Textron Inc.                    1.5
Money Market Funds Plus
Other Assets Less Liabilities       4.1%     TOTAL NET ASSETS           $1.5 BILLION        6. Amdocs Ltd.                     1.4
Consumer Staples                    2.1%
Materials                           1.9%     TOTAL NUMBER OF HOLDINGS*           118        7. Precision Castparts Corp.       1.4
Utilities                           0.8%
Telecommunications Services         0.5%                                                    8. Alliance Data Systems Corp.     1.3

                                                                                            9. Lamar Advertising Co.--Class A  1.3

                                                                                           10. Office Depot, Inc.              1.3

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

========================================     ========================================      ========================================

AIM AGGRESSIVE GROWTH FUND


   After assuming management of your         stock that performed well for the Fund       THE VIEWS AND OPINIONS EXPRESSED IN
Fund, we began restructuring the             was CAREMARK RX, a pharmaceutical            MANAGEMENT'S DISCUSSION OF FUND
portfolio. We reduced the number of          services company which provides drug         PERFORMANCE ARE THOSE OF A I M ADVISORS,
portfolio holdings and increased our         benefit services to more than 2,000          INC. THESE VIEWS AND OPINIONS ARE
weightings in stocks we believe have the     health plan sponsors throughout the          SUBJECT TO CHANGE AT ANY TIME BASED ON
greatest potential for growth. We            United States. The company reported          FACTORS SUCH AS MARKET AND ECONOMIC
increased the Fund's weighting most          record earnings for the third quarter of     CONDITIONS. THESE VIEWS AND OPINIONS MAY
significantly in the information             2005 and raised its earnings estimates       NOT BE RELIED UPON AS INVESTMENT ADVICE
technology, energy and health care           for the remainder of the year. We sold       OR RECOMMENDATIONS, OR AS AN OFFER FOR A
sectors while reducing the weighting in      the stock and took profits.                  PARTICULAR SECURITY. THE INFORMATION IS
the consumer discretionary sector.                                                        NOT A COMPLETE ANALYSIS OF EVERY ASPECT
Please keep in mind that our sector             We reduced the Fund's exposure to         OF ANY MARKET, COUNTRY, INDUSTRY,
weightings are primarily a byproduct of      consumer discretionary stocks, which         SECURITY OR THE FUND. STATEMENTS OF FACT
our stock selection process, which is        include many retailers, as we were           ARE FROM SOURCES CONSIDERED RELIABLE,
based on an analysis of individual           concerned that rising fuel costs might       BUT A I M ADVISORS, INC. MAKES NO
companies.                                   adversely affect consumer spending.          REPRESENTATION OR WARRANTY AS TO THEIR
                                                                                          COMPLETENESS OR ACCURACY. ALTHOUGH
   Within the information technology            While maintaining the Fund's focus on     HISTORICAL PERFORMANCE IS NO GUARANTEE
sector, we increased our holdings in         mid-cap stocks, we slightly increased        OF FUTURE RESULTS, THESE INSIGHTS MAY
semiconductor stocks. These stocks have      the Fund's exposure to large-cap stocks      HELP YOU UNDERSTAND OUR INVESTMENT
performed well in recent months as           while modestly reducing its weighting in     MANAGEMENT PHILOSOPHY.
semiconductor inventories have continued     small-cap stocks. Large-cap growth
to decline from previously high levels.      stocks have generally been out of favor            See important Fund and index
Additionally, demand for cell phones and     with investors for several years; we              disclosures inside front cover.
computers, particularly laptops, has         believe they could be poised for a
been greater than expected, which has        rebound.                                                   LANNY H. SACHNOWITZ,
benefited semiconductor stocks.                                                           [SACHNOWITZ   senior portfolio manager,
                                                Stocks that detracted from Fund             PHOTO]      is lead portfolio manager
   Our focus in the energy sector was on     performance included SIRVA, a global                       of AIM Aggressive Growth
oil and gas equipment and services,          relocation services company, and KINETIC                   Fund. He joined AIM in
exploration and production and drilling      CONCEPTS, which makes beds and related                     1987 as a money market
companies--firms directly or indirectly      equipment for medical use. Sirva has                       trader and research
involved in efforts to increase fuel         experienced accounting problems that may                   analyst. In 1990, Mr.
supplies. With oil and gas production        result in a restatement of its financial     Sachnowitz's trading responsibilities
barely able to keep up with worldwide        results for the fourth quarter of 2004.      were expanded to include head of equity
demand, we believe these companies are       The company also reported that it will       trading. He was named a portfolio
in a favorable position to experience        incur significant expenses because of        manager in 1991. Mr. Sachnowitz received
earnings growth.                             internal and external audits. We sold        a B.S. in finance from the University of
                                             the stock because of deteriorating           Southern California and an M.B.A. from
   Energy was the best-performing sector     company fundamentals.                        the University of Houston.
in many market indexes for the year, as
oil and gas prices soared because of            Kinetic Concepts would have reported                    KIRK L. ANDERSON,
increased demand for fuel, particularly      a profit for the third quarter of 2005       [ANDERSON     portfolio manager, is
from the developing economies of China       had it not incurred costs related to a         PHOTO]      portfolio manager of AIM
and India. Energy also contributed           legal settlement. We continued to hold                     Aggressive Growth Fund.
positively to Fund performance. An           the stock because we considered this a                     Mr. Anderson joined AIM in
energy stock that enhanced Fund returns      non-recurring event.                                       1994 in the fund services
was ENSCO, the portfolio's largest                                                                      area. He moved to
holding at the close of the reporting        IN CLOSING                                   portfolio administration in 1995, became
period. ENSCO, which provides contract                                                    an analyst in 1997, and was named a
drilling services for the oil industry,      At the close of the reporting period, we     portfolio manager in 2003. Mr. Anderson
reported record earnings for the third       believe your Fund was positioned to          earned a B.A. in political science from
quarter of 2005.                             potentially take advantage of moderating     Texas A&M University and an M.S. in
                                             economic growth, stemming from higher        finance from the University of Houston.
   In the health care sector, we             interest rates and fuel costs and a
increased the portfolio's exposure to        possible decline in consumer spending.                     JAMES G. BIRDSALL,
health care facilities and health care       We also believe our rigorous investment      [BIRDSALL     portfolio manager, is a
services. We believe these industries        process has the potential to identify          PHOTO]      portfolio manager of AIM
could benefit from an aging population,      mid-cap growth stocks that are likely to                   Aggressive Growth Fund. He
which is expected to require increasing      appreciate in value in a variety of                        has been associated with
medical attention.                           economic and market environments. We are                   AIM Investments since 1995
                                             encouraged by the improvement in the                       and assumed his current
   Although the Fund's health care           performance of growth stocks over the        position in 1999. Mr. Birdsall received
holdings generally underperformed those      past year, and we hope this trend will       his B.B.A. with a concentration in
of the Russell Midcap Growth Index, it       continue. Regardless of market               finance from Stephen F. Austin State
was the sector contributing the most to      conditions, we will strive to help our       University before earning his M.B.A.
Fund performance. Health care was one of     investors meet their financial goals. We     with a concentration in finance and
the better-performing sectors for the        thank you for your investment in AIM         international business from the
year, as demand for medical products and     Aggressive Growth Fund.                      University of St. Thomas.
services tends to remain constant
regardless of economic trends. A health                                                   Assisted by the Large/Multi-Cap
care                                                                                      Growth Team

                                                                                                 [RIGHT ARROW GRAPHIC]

                                                                                          FOR A PRESENTATION OF YOUR FUND'S
                                                                                          LONG-TERM PERFORMANCE,PLEASE SEE PAGES 6
                                                                                          AND 7.

AIM AGGRESSIVE GROWTH FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                     mate the expenses that you paid over the      The hypothetical account values and
                                            period. Simply divide your account value    expenses may not be used to estimate the
As a shareholder of the Fund, you incur     by $1,000 (for example, an $8,600           actual ending account balance or
two types of costs: (1) transaction         account value divided by $1,000 = 8.6),     expenses you paid for the period. You
costs, which may include sales charges      then multiply the result by the number      may use this information to compare the
(loads) on purchase payments; contingent    in the table under the heading entitled     ongoing costs of investing in the Fund
deferred sales charges on redemptions;      "Actual Expenses Paid During Period" to     and other funds. To do so, compare this
and redemption fees, if any; and (2)        estimate the expenses you paid on your      5% hypothetical example with the 5%
ongoing costs, including management         account during this period.                 hypothetical examples that appear in the
fees; distribution and/or service fees                                                  shareholder reports of the other funds.
(12b-1); and other Fund expenses. This
example is intended to help you             HYPOTHETICAL EXAMPLE FOR                      Please note that the expenses shown in
understand your ongoing costs (in           COMPARISON PURPOSES                         the table are meant to highlight your
dollars) of investing in the Fund and to                                                ongoing costs only and do not reflect
compare these costs with ongoing costs      The table below also provides               any transactional costs, such as sales
of investing in other mutual funds. The     information about hypothetical account      charges (loads) on purchase payments,
example is based on an investment of        values and hypothetical expenses based      contingent deferred sales charges on
$1,000 invested at the beginning of the     on the Fund's actual expense ratio and      redemptions, and redemption fees, if
period and held for the entire period       an assumed rate of return of 5% per year    any. Therefore, the hypothetical
May 1, 2005, through October 31, 2005.      before expenses, which is not the Fund's    information is useful in comparing
                                            actual return. The Fund's actual            ongoing costs only, and will not help
                                            cumulative total returns at net asset       you determine the relative total costs
ACTUAL EXPENSES                             value after expenses for the six months     of owning different funds. In addition,
                                            ended October 31, 2005, appear in the       if these transactional costs were
The table below provides information        table "Cumulative Total Returns" on Page    included, your costs would have been
about actual account values and actual      7.                                          higher.
expenses. You may use the information in
this table, together with the amount you
invested, to esti-

================================================================================================================================

                                                                                    HYPOTHETICAL
                                                   ACTUAL                (5% ANNUAL RETURN BEFORE EXPENSES)

                  BEGINNING             ENDING                EXPENSES       ENDING             EXPENSES         ANNUALIZED
SHARE           ACCOUNT VALUE        ACCOUNT VALUE          PAID DURING   ACCOUNT VALUE        PAID DURING        EXPENSE
CLASS             (5/1/05)            (10/31/05)(1)           PERIOD(2)    (10/31/05)            PERIOD(2)         RATIO
  A               $1,000.00            $1,073.60              $ 6.74        $1,018.70            $ 6.56             1.29%
  B                1,000.00             1,070.10               10.64         1,014.92             10.36             2.04
  C                1,000.00             1,070.10               10.64         1,014.92             10.36             2.04
  R                1,000.00             1,072.20                8.04         1,017.44              7.83             1.54

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2005, through October 31,
    2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

================================================================================================================================

                                                                                      [ARROW         For More Information Visit
                                                                                      BUTTON             AIMinvestments.com
                                                                                      IMAGE]

AIM AGGRESSIVE GROWTH FUND

YOUR FUND'S LONG-TERM PERFORMANCE

   RESULTS OF A $10,000 INVESTMENT

   FUND DATA FROM 5/1/84, INDEX DATA FROM 4/30/84

                                [MOUNTAIN CHART]

================================================================================

                        AIM Aggressive Growth Fund     S&P 500
           Date               Class A Shares            Index

          4/30/84                $  9450              $   10000
             5/84                   9138                   9446
             6/84                   9393                   9652
             7/84                   9147                   9532
             8/84                  10175                  10585
             9/84                   9727                  10587
            10/84                   9584                  10628
            11/84                   9375                  10509
            12/84                   9642                  10786
             1/85                  10937                  11626
             2/85                  11163                  11769
             3/85                  10625                  11776
             4/85                  10596                  11766
             5/85                  10923                  12445
             6/85                  10999                  12640
             7/85                  11336                  12622
             8/85                  11075                  12500
             9/85                  10419                  12123
            10/85                  10680                  12682
            11/85                  11500                  13552
            12/85                  12166                  14208
             1/86                  12330                  14288
             2/86                  12949                  15355
             3/86                  13414                  16212
             4/86                  13710                  16030
             5/86                  13997                  16882
             6/86                  13601                  17167
             7/86                  12205                  16208
             8/86                  12755                  17409
             9/86                  11516                  15970
            10/86                  12467                  16891
            11/86                  12696                  17302
            12/86                  12211                  16860
             1/87                  13796                  19130
             2/87                  15279                  19886
             3/87                  15248                  20460
             4/87                  14511                  20278
             5/87                  14340                  20454
             6/87                  13856                  21487
             7/87                  14007                  22576
             8/87                  15007                  23417
             9/87                  14289                  22904
            10/87                  10038                  17972
            11/87                   9059                  16491
            12/87                  10805                  17745
             1/88                  10871                  18491
             2/88                  11978                  19349
             3/88                  12229                  18752
             4/88                  12470                  18960
             5/88                  12065                  19121
             6/88                  13369                  19998
             7/88                  12635                  19922
             8/88                  12208                  19247
             9/88                  12373                  20066
            10/88                  12099                  20624
            11/88                  11508                  20330
            12/88                  12187                  20684
             1/89                  12726                  22197
             2/89                  12705                  21646
             3/89                  12759                  22150
             4/89                  13630                  23299
             5/89                  14642                  24238
             6/89                  13487                  24101
             7/89                  14060                  26276
             8/89                  14566                  26788
             9/89                  14808                  26679
            10/89                  14280                  26060
            11/89                  14642                  26589
            12/89                  14733                  27227
             1/90                  13370                  25400
             2/90                  13846                  25727
             3/90                  14467                  26408
             4/90                  14057                  25750
             5/90                  15951                  28256
             6/90                  16006                  28065
             7/90                  15221                  27975
             8/90                  13216                  25450
             9/90                  11876                  24213
            10/90                  11410                  24111
            11/90                  12817                  25666
            12/90                  13776                  26380
             1/91                  15334                  27526
             2/91                  16671                  29492
             3/91                  17927                  30206
             4/91                  17892                  30278
             5/91                  18578                  31579
             6/91                  17090                  30134
             7/91                  18775                  31537
             8/91                  19937                  32282
             9/91                  20774                  31742
            10/91                  21333                  32167
            11/91                  19799                  30875
            12/91                  22581                  34400
             1/92                  24507                  33760
             2/92                  24367                  34197
             3/92                  23059                  33532
             4/92                  21878                  34516
             5/92                  21414                  34685
             6/92                  20177                  34169
             7/92                  20949                  35564
             8/92                  20317                  34837
             9/92                  21680                  35247
            10/92                  23382                  35368
            11/92                  26066                  36569
            12/92                  27398                  37017
             1/93                  28316                  37326
             2/93                  26940                  37835
             3/93                  28109                  38633
             4/93                  27325                  37699
             5/93                  29336                  38705
             6/93                  30269                  38818
             7/93                  30965                  38662
             8/93                  32770                  40125
             9/93                  34664                  39818
            10/93                  35285                  40641
            11/93                  34307                  40253
            12/93                  36177                  40740
             1/94                  37628                  42124
             2/94                  38264                  40981
             3/94                  36442                  39198
             4/94                  37138                  39700
             5/94                  36117                  40349
             6/94                  35023                  39362
             7/94                  35968                  40653
             8/94                  39015                  42316
             9/94                  40244                  41282
            10/94                  41974                  42208
            11/94                  40539                  40673
            12/94                  42387                  41275
             1/95                  41205                  42345
             2/95                  43632                  43993
             3/95                  46193                  45289
             4/95                  47094                  46622
             5/95                  47805                  48483
             6/95                  52657                  49607
             7/95                  59213                  51251
             8/95                  59213                  51379
             9/95                  61137                  53546
            10/95                  59377                  53355
            11/95                  60914                  55694
            12/95                  59989                  56767
             1/96                  58591                  58697
             2/96                  62944                  59243
             3/96                  64581                  59814
             4/96                  72343                  60695
             5/96                  76329                  62257
             6/96                  71719                  62495
             7/96                  62467                  59735
             8/96                  67565                  60997
             9/96                  72402                  64427
            10/96                  68138                  66203
            11/96                  69187                  71203
            12/96                  68585                  69792
             1/97                  69895                  74150
             2/97                  64010                  74733
             3/97                  59062                  71668
             4/97                  58229                  75942
             5/97                  67319                  80585
             6/97                  71594                  84168
             7/97                  77078                  90863
             8/97                  79082                  85777
             9/97                  85566                  90472
            10/97                  79962                  87454
            11/97                  76731                  91499
            12/97                  76985                  93069
             1/98                  74636                  94097
             2/98                  81981                 100880
             3/98                  85498                 106042
             4/98                  86652                 107128
             5/98                  80716                 105289
             6/98                  83533                 109563
             7/98                  77368                 108405
             8/98                  60139                  92743
             9/98                  64487                  98689
            10/98                  66885                 106704
            11/98                  73186                 113169
            12/98                  80819                 119686
             1/99                  81135                 124689
             2/99                  72680                 120814
             3/99                  75420                 125646
             4/99                  78143                 130512
             5/99                  79636                 127433
             6/99                  86452                 134486
             7/99                  87222                 130305
             8/99                  86515                 129660
             9/99                  89189                 126110
            10/99                  93434                 134087
            11/99                 101535                 136813
            12/99                 117151                 144859
             1/00                 114726                 137582
             2/00                 153125                 134981
             3/00                 149419                 148177
             4/00                 139871                 143721
             5/00                 126332                 140774
             6/00                 142300                 144241
             7/00                 134872                 141988
             8/00                 154496                 150803
             9/00                 145288                 142843
            10/00                 137878                 142237
            11/00                 111667                 131032
            12/00                 120679                 131675
             1/01                 121536                 136344
             2/01                 102734                 123919
             3/01                  91865                 116073
             4/01                 101603                 125086
             5/01                 102172                 125926
             6/01                 103878                 122862
             7/01                  99245                 121652
             8/01                  91405                 114044
             9/01                  78270                 104835
            10/01                  82050                 106836
            11/01                  86875                 115029
            12/01                  89333                 116037
             1/02                  87350                 114344
             2/02                  84232                 112139
             3/02                  90279                 116357
             4/02                  89052                 109305
             5/02                  86407                 108503
             6/02                  79788                 100777
             7/02                  70804                  92923
             8/02                  69855                  93532
             9/02                  65978                  83377
            10/02                  68908                  90707
            11/02                  71554                  96041
            12/02                  69099                  90402
             1/03                  67586                  88038
             2/03                  65788                  86715
             3/03                  66736                  87555
             4/03                  70233                  94763
             5/03                  73541                  99751
             6/03                  75239                 101025
             7/03                  76940                 102808
             8/03                  81102                 104809
             9/03                  78742                 103699
            10/03                  84979                 109562
            11/03                  86772                 110525
            12/03                  88004                 116317
             1/04                  90459                 118452
             2/04                  91780                 120098
             3/04                  90926                 118286
             4/04                  88844                 116432
             5/04                  91109                 118026
             6/04                  92904                 120321
             7/04                  86290                 116339
             8/04                  84020                 116805
             9/04                  87230                 118070
            10/04                  90920                 119874
            11/04                  94129                 124723
            12/04                  98384                 128966
             1/05                  95363                 125822
             2/05                  96212                 128469
             3/05                  95548                 126196
             4/05                  91105                 123804
             5/05                  95260                 127740
             6/05                  97812                 127923
             7/05                 102820                 132678
             8/05                 101402                 131468
             9/05                 100459                 132532
            10/05                  97800                 130322

================================================================================

                                                            Source: Lipper, Inc.

The data shown in the chart include             This chart, which is a logarithmic
reinvested distributions, applicable         chart, presents the fluctuations in the
sales charges, Fund expenses and             value of the Fund and its indexes. We
management fees. Index results include       believe that a logarithmic chart is more
reinvested dividends, but they do not        effective than other types of charts in
reflect sales charges. Performance of an     illustrating changes in value during the
index of funds reflects fund expenses        early years shown in the chart. The
and management fees; performance of a        vertical axis, the one that indicates
market index does not. Performance shown     the dollar value of an investment, is
in the chart and table(s) does not           constructed with each segment
reflect deduction of taxes a shareholder     representing a percent change in the
would pay on Fund distributions or sale      value of the investment. In this chart,
of Fund shares. Performance of the           each segment represents a doubling, or
indexes does not reflect the effects of      100% change, in the value of the
taxes.                                       investment. In other words, the space
                                             between $10,000 and $20,000 is the same
                                             size as the space between $20,000 and
                                             $40,000, the space between $20,000 and
                                             $40,000 is the same as that between
                                             $40,000 and $80,000, and so on.

AIM AGGRESSIVE GROWTH FUND

========================================     ========================================      ========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                  CUMULATIVE TOTAL RETURNS

As of 10/31/05, including applicable         As of 9/30/05, most recent calendar           6 months ended 10/31/05, excluding
sales charges                                quarter-end, including applicable sales       applicable sales charges
                                             charges
CLASS A SHARES                                                                             Class A Shares                     7.36%
Inception (5/1/84)                11.19%     CLASS A SHARES                                Class B Shares                     7.01
10 Years                           4.52      Inception (5/1/84)                11.37%      Class C Shares                     7.01
 5 Years                          -7.69      10 Years                           4.50       Class R Shares                     7.22
 1 Year                            1.67       5 Years                          -8.16
                                              1 Year                            8.80       ========================================
CLASS B SHARES
Inception (3/1/99)                 3.68%     CLASS B SHARES
 5 Years                          -7.63      Inception (3/1/99)                 4.16%
 1 Year                            1.78       5 Years                          -8.10
                                              1 Year                            9.35
CLASS C SHARES
Inception (3/1/99)                 3.68%     CLASS C SHARES
 5 Years                          -7.32      Inception (3/1/99)                 4.16%
 1 Year                            5.78       5 Years                          -7.80
                                              1 Year                           13.35
CLASS R SHARES
10 Years                           4.84%     CLASS R SHARES
 5 Years                          -6.89      10 Years                           4.82%
 1 Year                            7.33       5 Years                          -7.37
                                              1 Year                           14.83
========================================     ========================================

CLASS R SHARES' INCEPTION DATE IS JUNE       NET ASSET VALUE AND THE EFFECT OF THE         END SALES CHARGE; RETURNS SHOWN ARE AT
3, 2002. RETURNS SINCE THAT DATE ARE         MAXIMUM SALES CHARGE UNLESS OTHERWISE         NET ASSET VALUE AND DO NOT REFLECT A
HISTORICAL RETURNS. ALL OTHER RETURNS        STATED. INVESTMENT RETURN AND PRINCIPAL       0.75% CDSC THAT MAY BE IMPOSED ON A
ARE BLENDED RETURNS OF HISTORICAL CLASS      VALUE WILL FLUCTUATE SO THAT YOU MAY          TOTAL REDEMPTION OF RETIREMENT PLAN
R SHARE PERFORMANCE AND RESTATED CLASS A     HAVE A GAIN OR LOSS WHEN YOU SELL             ASSETS WITHIN THE FIRST YEAR.
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      SHARES.
THE INCEPTION DATE OF CLASS R SHARES) AT                                                      HAD THE ADVISOR NOT WAIVED FEES AND/OR
NET ASSET VALUE, ADJUSTED TO REFLECT THE        CLASS A SHARE PERFORMANCE REFLECTS THE     REIMBURSED EXPENSES IN THE PAST, CLASS A
HIGHER RULE 12b-1 FEES APPLICABLE TO         MAXIMUM 5.50% SALES CHARGE, AND CLASS B       AND CLASS R SHARE PERFORMANCE WOULD HAVE
CLASS R SHARES.                              AND CLASS C SHARE PERFORMANCE REFLECTS        BEEN LOWER.
                                             THE APPLICABLE CONTINGENT DEFERRED SALES
   THE PERFORMANCE DATA QUOTED REPRESENT     CHARGE (CDSC) FOR THE PERIOD INVOLVED.           THE PERFORMANCE OF THE FUND'S SHARE
PAST PERFORMANCE AND CANNOT GUARANTEE        THE CDSC ON CLASS B SHARES DECLINES FROM      CLASSES WILL DIFFER DUE TO DIFFERENT
COMPARABLE FUTURE RESULTS; CURRENT           5% BEGINNING AT THE TIME OF PURCHASE TO       SALES CHARGE STRUCTURES AND CLASS
PERFORMANCE MAY BE LOWER OR HIGHER.          0% AT THE BEGINNING OF THE SEVENTH YEAR.      EXPENSES.
PLEASE VISIT AIMinvestments.com FOR THE      THE CDSC ON CLASS C SHARES IS 1% FOR THE
MOST RECENT MONTH-END PERFORMANCE.           FIRST YEAR AFTER PURCHASE. CLASS R
PERFORMANCE FIGURES REFLECT REINVESTED       SHARES DO NOT HAVE A FRONT-
DISTRIBUTIONS, CHANGES IN

AIM AGGRESSIVE GROWTH FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Equity          o The quality of services to be provided      o Overall performance of AIM. The Board
Funds (the "Board") oversees the             by AIM. The Board reviewed the                considered the overall performance of
management of AIM Aggressive Growth Fund     credentials and experience of the             AIM in providing investment advisory and
(the "Fund") and, as required by law,        officers and employees of AIM who will        portfolio administrative services to the
determines annually whether to approve       provide investment advisory services to       Fund and concluded that such performance
the continuance of the Fund's advisory       the Fund. In reviewing the                    was satisfactory.
agreement with A I M Advisors, Inc.          qualifications of AIM to provide
("AIM"). Based upon the recommendation       investment advisory services, the Board       o Fees relative to those of clients of
of the Investments Committee of the          reviewed the qualifications of AIM's          AIM with comparable investment
Board, which is comprised solely of          investment personnel and considered such      strategies. The Board reviewed the
independent trustees, at a meeting held      issues as AIM's portfolio and product         advisory fee rate for the Fund under the
on June 30, 2005, the Board, including       review process, various back office           Advisory Agreement. The Board noted that
all of the independent trustees,             support functions provided by AIM and         this rate (i) was the same as the
approved the continuance of the advisory     AIM's equity and fixed income trading         advisory fee rates for a variable
agreement (the "Advisory Agreement")         operations. Based on the review of these      insurance fund advised by AIM and
between the Fund and AIM for another         and other factors, the Board concluded        offered to insurance company separate
year, effective July 1, 2005.                that the quality of services to be            accounts with investment strategies
                                             provided by AIM was appropriate and that      comparable to those of the Fund; and
   The Board considered the factors          AIM currently is providing satisfactory       (ii) was higher than the sub-advisory
discussed below in evaluating the            services in accordance with the terms of      fee rates for four unaffiliated mutual
fairness and reasonableness of the           the Advisory Agreement.                       funds for which an AIM affiliate serves
Advisory Agreement at the meeting on                                                       as sub-advisor, although the total
June 30, 2005 and as part of the Board's     o The performance of the Fund relative        management fees paid by such
ongoing oversight of the Fund. In their      to comparable funds. The Board reviewed       unaffiliated mutual funds were higher
deliberations, the Board and the             the performance of the Fund during the        than the advisory fee rate for the Fund.
independent trustees did not identify        past one, three and five calendar years       The Board noted that AIM has agreed to
any particular factor that was               against the performance of funds advised      waive advisory fees of the Fund, as
controlling, and each trustee attributed     by other advisors with investment             discussed below. Based on this review,
different weights to the various             strategies comparable to those of the         the Board concluded that the advisory
factors.                                     Fund. The Board noted that the Fund's         fee rate for the Fund under the Advisory
                                             performance in such periods was below         Agreement was fair and reasonable.
   One of the responsibilities of the        the median performance of such
Senior Officer of the Fund, who is           comparable funds. The Board noted that        o Fees relative to those of comparable
independent of AIM and AIM's affiliates,     AIM has recently made changes to the          funds with other advisors. The Board
is to manage the process by which the        Fund's portfolio management team, which       reviewed the advisory fee rate for the
Fund's proposed management fees are          appear to be producing encouraging early      Fund under the Advisory Agreement. The
negotiated to ensure that they are           results but need more time to be              Board compared effective contractual
negotiated in a manner which is at arm's     evaluated before a conclusion can be          advisory fee rates at a common asset
length and reasonable. To that end, the      made that the changes have addressed the      level and noted that the Fund's rate was
Senior Officer must either supervise a       Fund's under-performance. Based on this       below the median rate of the funds
competitive bidding process or prepare       review, the Board concluded that no           advised by other advisors with
an independent written evaluation. The       changes should be made to the Fund and        investment strategies comparable to
Senior Officer has recommended an            that it was not necessary to change the       those of the Fund that the Board
independent written evaluation in lieu       Fund's portfolio management team at this      reviewed. The Board noted that AIM has
of a competitive bidding process and,        time.                                         agreed to waive advisory fees of the
upon the direction of the Board, has                                                       Fund, as discussed below. Based on this
prepared such an independent written         o The performance of the Fund relative        review, the Board concluded that the
evaluation. Such written evaluation also     to indices. The Board reviewed the            advisory fee rate for the Fund under the
considered certain of the factors            performance of the Fund during the past       Advisory Agreement was fair and
discussed below. In addition, as             one, three and five calendar years            reasonable.
discussed below, the Senior Officer made     against the performance of the Lipper
certain recommendations to the Board in      Mid-Cap Growth Index. The Board noted         o Expense limitations and fee waivers.
connection with such written evaluation.     that the Fund's performance was below         The Board noted that AIM has
                                             the performance of such Index for the         contractually agreed to waive advisory
   The discussion below serves as a          one year period, comparable to such           fees of the Fund through June 30, 2006
summary of the Senior Officer's              Index for the three year period, and          to the extent necessary so that the
independent written evaluation and           above such Index for the five year            advisory fees payable by the Fund do not
recommendations to the Board in              period. The Board noted that AIM has          exceed a specified maximum advisory fee
connection therewith, as well as a           recently made changes to the Fund's           rate, which maximum rate includes
discussion of the material factors and       portfolio management team, which appear       breakpoints and is based on net asset
the conclusions with respect thereto         to be producing encouraging early             levels. The Board considered the
that formed the basis for the Board's        results but need more time to be              contractual nature of this fee waiver
approval of the Advisory Agreement.          evaluated before a conclusion can be          and noted that it remains in effect
After consideration of all of the            made that the changes have addressed the      until June 30, 2006. The Board
factors below and based on its informed      Fund's under-performance. Based on this       considered the effect this fee waiver
business judgment, the Board determined      review, the Board concluded that no           would have on the Fund's estimated
that the Advisory Agreement is in the        changes should be made to the Fund and        expenses and concluded that the levels
best interests of the Fund and its           that it was not necessary to change the       of fee waivers/expense limitations for
shareholders and that the compensation       Fund's portfolio management team at this      the Fund were fair and reasonable.
to AIM under the Advisory Agreement is       time.
fair and reasonable and would have been                                                    o Breakpoints and economies of scale.
obtained through arm's length                o Meeting with the Fund's portfolio           The Board reviewed the structure of the
negotiations.                                managers and investment personnel. With       Fund's advisory fee under the Advisory
                                             respect to the Fund, the Board is             Agreement, noting that it includes one
o The nature and extent of the advisory      meeting periodically with such Fund's         breakpoint. The Board reviewed the level
services to be provided by AIM. The          portfolio managers and/or other               of the Fund's advisory fees, and noted
Board reviewed the services to be            investment personnel and believes that        that such fees, as a percentage of the
provided by AIM under the Advisory           such individuals are competent and able       Fund's net assets, have decreased as net
Agreement. Based on such review, the         to continue to carry out their                assets increased because the Advisory
Board concluded that the range of            responsibilities under the Advisory           Agreement includes a breakpoint. The
services to be provided by AIM under the     Agreement.                                    Board noted that AIM has contractually
Advisory Agreement was appropriate and                                                     agreed to waive advisory fees of the
that AIM currently is providing services                                                   Fund through June 30, 2006 to the extent
in accordance with the terms of the                                                        necessary so
Advisory Agreement.

                                                                     (continued)

AIM AGGRESSIVE GROWTH FUND


that the advisory fees payable by the        o Profitability of AIM and its                o Other factors and current trends. In
Fund do not exceed a specified maximum       affiliates. The Board reviewed                determining whether to continue the
advisory fee rate, which maximum rate        information concerning the profitability      Advisory Agreement for the Fund, the
includes breakpoints and is based on net     of AIM's (and its affiliates')                Board considered the fact that AIM,
asset levels. The Board concluded that       investment advisory and other activities      along with others in the mutual fund
the Fund's fee levels under the Advisory     and its financial condition. The Board        industry, is subject to regulatory
Agreement therefore reflect economies of     considered the overall profitability of       inquiries and litigation related to a
scale and that it was not necessary to       AIM, as well as the profitability of AIM      wide range of issues. The Board also
change the advisory fee breakpoints in       in connection with managing the Fund.         considered the governance and compliance
the Fund's advisory fee schedule.            The Board noted that AIM's operations         reforms being undertaken by AIM and its
                                             remain profitable, although increased         affiliates, including maintaining an
o Investments in affiliated money market     expenses in recent years have reduced         internal controls committee and
funds. The Board also took into account      AIM's profitability. Based on the review      retaining an independent compliance
the fact that uninvested cash and cash       of the profitability of AIM's and its         consultant, and the fact that AIM has
collateral from securities lending           affiliates' investment advisory and           undertaken to cause the Fund to operate
arrangements (collectively, "cash            other activities and its financial            in accordance with certain governance
balances") of the Fund may be invested       condition, the Board concluded that the       policies and practices. The Board
in money market funds advised by AIM         compensation to be paid by the Fund to        concluded that these actions indicated a
pursuant to the terms of an SEC              AIM under its Advisory Agreement was not      good faith effort on the part of AIM to
exemptive order. The Board found that        excessive.                                    adhere to the highest ethical standards,
the Fund may realize certain benefits                                                      and determined that the current
upon investing cash balances in AIM          o Benefits of soft dollars to AIM. The        regulatory and litigation environment to
advised money market funds, including a      Board considered the benefits realized        which AIM is subject should not prevent
higher net return, increased liquidity,      by AIM as a result of brokerage               the Board from continuing the Advisory
increased diversification or decreased       transactions executed through "soft           Agreement for the Fund.
transaction costs. The Board also found      dollar" arrangements. Under these
that the Fund will not receive reduced       arrangements, brokerage commissions paid
services if it invests its cash balances     by the Fund and/or other funds advised
in such money market funds. The Board        by AIM are used to pay for research and
noted that, to the extent the Fund           execution services. This research is
invests in affiliated money market           used by AIM in making investment
funds, AIM has voluntarily agreed to         decisions for the Fund. The Board
waive a portion of the advisory fees it      concluded that such arrangements were
receives from the Fund attributable to       appropriate.
such investment. The Board further
determined that the proposed securities      o AIM's financial soundness in light of
lending program and related procedures       the Fund's needs. The Board considered
with respect to the lending Fund is in       whether AIM is financially sound and has
the best interests of the lending Fund       the resources necessary to perform its
and its respective shareholders. The         obligations under the Advisory
Board therefore concluded that the           Agreement, and concluded that AIM has
investment of cash collateral received       the financial resources necessary to
in connection with the securities            fulfill its obligations under the
lending program in the money market          Advisory Agreement.
funds according to the procedures is in
the best interests of the lending Fund       o Historical relationship between the
and its respective shareholders.             Fund and AIM. In determining whether to
                                             continue the Advisory Agreement for the
o Independent written evaluation and         Fund, the Board also considered the
recommendations of the Fund's Senior         prior relationship between AIM and the
Officer. The Board noted that, upon          Fund, as well as the Board's knowledge
their direction, the Senior Officer of       of AIM's operations, and concluded that
the Fund, who is independent of AIM and      it was beneficial to maintain the
AIM's affiliates, had prepared an            current relationship, in part, because
independent written evaluation in order      of such knowledge. The Board also
to assist the Board in determining the       reviewed the general nature of the
reasonableness of the proposed               non-investment advisory services
management fees of the AIM Funds,            currently performed by AIM and its
including the Fund. The Board noted that     affiliates, such as administrative,
the Senior Officer's written evaluation      transfer agency and distribution
had been relied upon by the Board in         services, and the fees received by AIM
this regard in lieu of a competitive         and its affiliates for performing such
bidding process. In determining whether      services. In addition to reviewing such
to continue the Advisory Agreement for       services, the trustees also considered
the Fund, the Board considered the           the organizational structure employed by
Senior Officer's written evaluation and      AIM and its affiliates to provide those
the recommendation made by the Senior        services. Based on the review of these
Officer to the Board that the Board          and other factors, the Board concluded
consider implementing a process to           that AIM and its affiliates were
assist them in more closely monitoring       qualified to continue to provide
the performance of the AIM Funds. The        non-investment advisory services to the
Board concluded that it would be             Fund, including administrative, transfer
advisable to implement such a process as     agency and distribution services, and
soon as reasonably practicable.              that AIM and its affiliates currently
                                             are providing satisfactory
                                             non-investment advisory services.

   SUPPLEMENT TO ANNUAL REPORT DATED 10/31/05

AIM AGGRESSIVE GROWTH FUND

                                            ========================================
INSTITUTIONAL CLASS SHARES                                                                    PLEASE NOTE THAT PAST PERFORMANCE
                                            AVERAGE ANNUAL TOTAL RETURNS                IS NOT INDICATIVE OF FUTURE RESULTS.
The following information has been          For periods ended 10/31/05                  MORE RECENT RETURNS MAY BE MORE OR LESS
prepared to provide Institutional Class                                                 THAN THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview    Inception (3/15/02)                2.87%    REINVESTMENT OF DISTRIBUTIONS AT NET
specific to their holdings.                   1 Year                           8.20     ASSET VALUE. INVESTMENT RETURN AND
Institutional Class shares are offered        6 Months*                        7.65     PRINCIPAL VALUE WILL FLUCTUATE SO YOUR
exclusively to institutional investors,                                                 SHARES, WHEN REDEEMED, MAY BE WORTH MORE
including defined contribution plans        ========================================    OR LESS THAN THEIR ORIGINAL COST. SEE
that meet certain criteria.                                                             FULL REPORT FOR INFORMATION ON
                                            AVERAGE ANNUAL TOTAL RETURNS                COMPARATIVE BENCHMARKS. PLEASE CONSULT
                                            For periods ended 9/30/05, most recent      YOUR FUND PROSPECTUS FOR MORE
                                            calendar quarter-end                        INFORMATION. FOR THE MOST CURRENT
                                                                                        MONTH-END PERFORMANCE, PLEASE CALL
                                            Inception (3/15/02)                3.70%    800-451-4246 OR VISIT
                                              1 Year                          15.81     AIMINVESTMENTS.COM.
                                              6 Months*                        5.45

                                            *Cumulative total return that has not
                                             been annualized

                                            ========================================

                                            INSTITUTIONAL CLASS SHARES HAVE NO SALES
                                            CHARGE; THEREFORE, PERFORMANCE IS AT NET
                                            ASSET VALUE (NAV). PERFORMANCE OF
                                            INSTITUTIONAL CLASS SHARES WILL DIFFER
                                            FROM PERFORMANCE OF OTHER SHARE CLASS-
                                            ES DUE TO DIFFERING SALES CHARGES AND
                                            CLASS EXPENSES.

========================================

NASDAQ SYMBOL                      AAGVX

========================================

                                                                                       Over for information on your Fund's expenses.

                                                 FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                          [YOUR GOALS.
                                                                         OUR SOLUTIONS.]                     [AIM INVESTMENTS LOGO]
                                                                    - REGISTERED TRADEMARK -                - REGISTERED TRADEMARK -
AIMINVESTMENTS.COM                   AGRO-INS-1

     INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                     divide your account value by $1,000 (for          The hypothetical account values
                                            example, an $8,600 account value divided    and expenses may not be used to estimate
As a shareholder of the Fund, you incur     by $1,000 = 8.6), then multiply the         the actual ending account balance or
ongoing costs, including management         result by the number in the table under     expenses you paid for the period. You
fees and other Fund expenses. This          the heading entitled "Actual Expenses       may use this information to compare the
example is intended to help you             Paid During Period" to estimate the         ongoing costs of investing in the Fund
understand your ongoing costs (in           expenses you paid on your account during    and other funds. To do so, compare this
dollars) of investing in the Fund and to    this period.                                5% hypothetical example with the 5%
compare these costs with ongoing costs                                                  hypothetical examples that appear in the
of investing in other mutual funds. The     HYPOTHETICAL EXAMPLE FOR COMPARISON         shareholder reports of the other funds.
example is based on an investment of        PURPOSES
$1,000 invested at the beginning of the                                                       Please note that the expenses
period and held for the entire period       The table below also provides               shown in the table are meant to
May 1, 2005, through October 31, 2005.      information about hypothetical account      highlight your ongoing costs only.
                                            values and hypothetical expenses based      Therefore, the hypothetical informa-
ACTUAL EXPENSES                             on the Fund's actual expense ratio and      tion is useful in comparing ongoing
                                            an assumed rate of return of 5% per year    costs only, and will not help you
The table below provides information        before expenses, which is not the Fund's    determine the relative total costs of
about actual account values and actual      actual return. The Fund's actual cumu-      owning different funds.
expenses. You may use the information in    lative total return after expenses for
this table, together with the amount you    the six months ended October 31, 2005,
invested, to estimate the expenses that     appears in the table on the front of
you paid over the period. Simply            this supplement.

====================================================================================================================================

                                                   ACTUAL                               HYPOTHETICAL
                                                                             (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING              ENDING           EXPENSES           ENDING                 EXPENSES       ANNUALIZED
    SHARE          ACCOUNT VALUE        ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE            PAID DURING       EXPENSE
    CLASS             (5/1/05)          (10/31/05)(1)       PERIOD(2)         (10/31/05)              PERIOD(2)         RATIO
Institutional      $    1,000.00        $    1,076.50      $      3.72      $    1,021.63            $      3.62            0.71%

(1)   The actual ending account value is based on the actual total return of the Fund for the period May 1, 2005, through October
      31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended October 31, 2005, appears in the table on the front of this supplement.

(2)   Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIMINVESTMENTS.COM   AGRO-INS-1

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2005


                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS-95.86%

ADVERTISING-1.30%

Lamar Advertising Co.-Class A(a)                  450,000   $   20,079,000
==========================================================================

AEROSPACE & DEFENSE-4.15%

Engineered Support Systems, Inc.                  327,000       13,227,150
--------------------------------------------------------------------------
L-3 Communications Holdings, Inc.                 180,600       14,054,292
--------------------------------------------------------------------------
Precision Castparts Corp.                         450,000       21,312,000
--------------------------------------------------------------------------
Rockwell Collins, Inc.                            340,000       15,578,800
==========================================================================
                                                                64,172,242
==========================================================================

AGRICULTURAL PRODUCTS-0.84%

Corn Products International, Inc.                 544,800       12,971,688
==========================================================================

APPAREL RETAIL-1.64%

Aeropostale, Inc.(a)                              500,000        9,770,000
--------------------------------------------------------------------------
AnnTaylor Stores Corp.(a)                         330,200        8,013,954
--------------------------------------------------------------------------
DSW Inc.-Class A(a)(b)                            366,190        7,624,076
==========================================================================
                                                                25,408,030
==========================================================================

APPLICATION SOFTWARE-3.86%

Amdocs Ltd.(a)                                    815,000       21,573,050
--------------------------------------------------------------------------
Citrix Systems, Inc.(a)                           475,000       13,095,750
--------------------------------------------------------------------------
Cognos, Inc. (Canada)(a)(b)                       145,300        5,453,109
--------------------------------------------------------------------------
Hyperion Solutions Corp.(a)                       217,700       10,527,972
--------------------------------------------------------------------------
TIBCO Software Inc.(a)                          1,180,900        8,963,031
==========================================================================
                                                                59,612,912
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.42%

Affiliated Managers Group, Inc.(a)                140,000       10,745,000
--------------------------------------------------------------------------
Legg Mason, Inc.                                  153,500       16,472,085
--------------------------------------------------------------------------
Nuveen Investments, Inc.-Class A                  250,000       10,117,500
==========================================================================
                                                                37,334,585
==========================================================================

AUTOMOTIVE RETAIL-0.76%

Advance Auto Parts, Inc.(a)                       315,000       11,812,500
==========================================================================

BIOTECHNOLOGY-0.57%

Neurocrine Biosciences, Inc.(a)                   168,200        8,884,324
==========================================================================

BROADCASTING & CABLE TV-0.76%

Univision Communications Inc.-Class A(a)          450,000       11,763,000
==========================================================================

BUILDING PRODUCTS-1.76%

American Standard Cos. Inc.                       411,200       15,642,048
--------------------------------------------------------------------------
Lennox International Inc.                         415,000       11,574,350
==========================================================================
                                                                27,216,398
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------


CASINOS & GAMING-1.38%

GTECH Holdings Corp.                              375,000   $   11,940,000
--------------------------------------------------------------------------
Wynn Resorts, Ltd.(a)(b)                          200,000        9,336,000
==========================================================================
                                                                21,276,000
==========================================================================

COMMUNICATIONS EQUIPMENT-1.59%

ADC Telecommunications, Inc.(a)                   550,000        9,597,500
--------------------------------------------------------------------------
F5 Networks, Inc.(a)                              136,500        7,102,095
--------------------------------------------------------------------------
JDS Uniphase Corp.(a)                           3,750,000        7,875,000
==========================================================================
                                                                24,574,595
==========================================================================

COMPUTER STORAGE & PERIPHERALS-1.70%

Network Appliance, Inc.(a)                        436,071       11,930,903
--------------------------------------------------------------------------
QLogic Corp.(a)                                   475,000       14,326,000
==========================================================================
                                                                26,256,903
==========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.74%

Oshkosh Truck Corp.                               275,000       11,979,000
--------------------------------------------------------------------------
Terex Corp.(a)                                    270,200       14,852,894
==========================================================================
                                                                26,831,894
==========================================================================

CONSUMER ELECTRONICS-0.65%

Harman International Industries, Inc.             100,000        9,986,000
==========================================================================

CONSUMER FINANCE-1.08%

SLM Corp.                                         299,900       16,653,447
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-5.21%

Affiliated Computer Services, Inc.-Class A(a)     436,200       23,602,783
--------------------------------------------------------------------------
Alliance Data Systems Corp.(a)                    575,000       20,447,000
--------------------------------------------------------------------------
Hewitt Associates, Inc.-Class A(a)                217,700        5,810,413
--------------------------------------------------------------------------
Iron Mountain Inc.(a)                             415,000       16,185,000
--------------------------------------------------------------------------
Paychex, Inc.                                     375,000       14,535,000
==========================================================================
                                                                80,580,196
==========================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-1.36%

ChoicePoint Inc.(a)                               335,800       14,190,908
--------------------------------------------------------------------------
CoStar Group Inc.(a)                              141,055        6,763,587
==========================================================================
                                                                20,954,495
==========================================================================

ELECTRIC UTILITIES-0.75%

DPL Inc.                                          450,000       11,596,500
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.32%

EnerSys(a)                                        331,768        4,969,885
==========================================================================


                                                 SHARES         VALUE
--------------------------------------------------------------------------

ELECTRONIC EQUIPMENT MANUFACTURERS-1.55%

Amphenol Corp.-Class A                            400,000   $   15,988,000
--------------------------------------------------------------------------
Cogent Inc.(a)                                    300,000        7,965,000
==========================================================================
                                                                23,953,000
==========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.77%

Jabil Circuit, Inc.(a)                            400,000       11,940,000
==========================================================================

GENERAL MERCHANDISE STORES-0.52%

Tuesday Morning Corp.                             335,800        8,055,842
==========================================================================

HEALTH CARE DISTRIBUTORS-0.84%

AmerisourceBergen Corp.                           170,000       12,965,900
==========================================================================

HEALTH CARE EQUIPMENT-7.29%

Advanced Medical Optics, Inc.(a)                  523,800       18,689,184
--------------------------------------------------------------------------
Beckman Coulter, Inc.                             112,245        5,529,189
--------------------------------------------------------------------------
Biomet, Inc.                                      443,870       15,459,992
--------------------------------------------------------------------------
Cytyc Corp.(a)                                    964,444       24,448,655
--------------------------------------------------------------------------
Fisher Scientific International Inc.(a)           199,000       11,243,500
--------------------------------------------------------------------------
Kinetic Concepts, Inc.(a)                         180,265        6,471,513
--------------------------------------------------------------------------
PerkinElmer, Inc.                                 513,300       11,328,531
--------------------------------------------------------------------------
Thermo Electron Corp.(a)                          300,000        9,057,000
--------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   229,900       10,474,244
==========================================================================
                                                               112,701,808
==========================================================================

HEALTH CARE FACILITIES-3.78%

HealthSouth Corp.(a)                            2,229,500        9,096,360
--------------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                      300,000       11,730,000
--------------------------------------------------------------------------
Manor Care, Inc.                                  450,000       16,762,500
--------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                          329,600       13,556,448
--------------------------------------------------------------------------
Universal Health Services, Inc.-Class B           155,000        7,306,700
==========================================================================
                                                                58,452,008
==========================================================================

HEALTH CARE SERVICES-3.38%

DaVita, Inc.(a)                                   218,400       10,740,912
--------------------------------------------------------------------------
Express Scripts, Inc.(a)                          210,000       15,836,100
--------------------------------------------------------------------------
Lincare Holdings Inc.(a)                          230,000        9,395,500
--------------------------------------------------------------------------
Omnicare, Inc.                                    300,000       16,230,000
==========================================================================
                                                                52,202,512
==========================================================================

HEALTH CARE SUPPLIES-1.23%

Bausch & Lomb Inc.                                160,000       11,870,400
--------------------------------------------------------------------------
Gen-Probe Inc.(a)                                 173,200        7,073,488
==========================================================================
                                                                18,943,888
==========================================================================

HOME ENTERTAINMENT SOFTWARE-0.55%

Electronic Arts Inc.(a)                           150,000        8,532,000
==========================================================================

HOME FURNISHINGS-0.64%

Tempur-Pedic International Inc.(a)                900,000        9,954,000
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------


HOTELS, RESORTS & CRUISE LINES-0.69%

Four Seasons Hotel, Inc. (Canada)(b)              200,000   $   10,726,000
==========================================================================

HOUSEHOLD APPLIANCES-0.45%

Blount International, Inc.(a)                     435,475        6,906,633
==========================================================================

INDUSTRIAL CONGLOMERATES-1.52%

Textron Inc.                                      325,000       23,413,000
==========================================================================

INDUSTRIAL MACHINERY-0.71%

Pentair, Inc.                                     337,800       10,975,122
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.51%

Valor Communications Group, Inc.                  623,600        7,938,428
==========================================================================

INTERNET SOFTWARE & SERVICES-1.35%

VeriSign, Inc.(a)                                 380,000        8,979,400
--------------------------------------------------------------------------
Websense, Inc.(a)                                 200,000       11,816,000
==========================================================================
                                                                20,795,400
==========================================================================

INVESTMENT BANKING & BROKERAGE-0.79%

Schwab (Charles) Corp. (The)                      800,000       12,160,000
==========================================================================

IT CONSULTING & OTHER SERVICES-0.65%

Perot Systems Corp.-Class A(a)                    721,100        9,994,446
==========================================================================

MANAGED HEALTH CARE-1.62%

Health Net, Inc.(a)                               275,000       12,881,000
--------------------------------------------------------------------------
Humana Inc.(a)                                    275,000       12,207,250
==========================================================================
                                                                25,088,250
==========================================================================

METAL & GLASS CONTAINERS-0.86%

Owens-Illinois, Inc.(a)                           695,000       13,232,800
==========================================================================

MOVIES & ENTERTAINMENT-0.78%

Regal Entertainment Group-Class A(b)              650,000       11,979,500
==========================================================================

MULTI-LINE INSURANCE-1.70%

Assurant, Inc.                                    325,000       12,415,000
--------------------------------------------------------------------------
HCC Insurance Holdings, Inc.                      460,000       13,800,000
==========================================================================
                                                                26,215,000
==========================================================================

OIL & GAS DRILLING-2.51%

ENSCO International Inc.                          650,000       29,633,500
--------------------------------------------------------------------------
Pride International, Inc.(a)                      327,200        9,184,504
==========================================================================
                                                                38,818,004
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.20%

BJ Services Co.                                   465,000       16,158,750
--------------------------------------------------------------------------
National-Oilwell Varco Inc.(a)                    285,000       17,803,950
==========================================================================
                                                                33,962,700
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.17%

Newfield Exploration Co.(a)                       400,000       18,132,000
==========================================================================


                                                 SHARES         VALUE
--------------------------------------------------------------------------

PACKAGED FOODS & MEATS-0.51%

Pilgrim's Pride Corp.                             250,000   $    7,870,000
==========================================================================

PHARMACEUTICALS-2.28%

Barr Pharmaceuticals Inc.(a)                      225,000       12,926,250
--------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(b)           505,100       14,900,450
--------------------------------------------------------------------------
Valeant Pharmaceuticals International             435,500        7,473,180
==========================================================================
                                                                35,299,880
==========================================================================

PROPERTY & CASUALTY INSURANCE-1.01%

Safeco Corp.                                      280,000       15,596,000
==========================================================================

REGIONAL BANKS-0.53%

North Fork Bancorp., Inc.                         325,000        8,235,500
==========================================================================

RESTAURANTS-3.59%

CKE Restaurants, Inc.(b)                        1,250,000       15,900,000
--------------------------------------------------------------------------
Darden Restaurants, Inc.                          385,000       12,481,700
--------------------------------------------------------------------------
Outback Steakhouse, Inc.                          210,000        7,908,600
--------------------------------------------------------------------------
Ruby Tuesday, Inc.                                327,700        7,179,907
--------------------------------------------------------------------------
YUM! Brands, Inc.                                 235,000       11,954,450
==========================================================================
                                                                55,424,657
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.95%

KLA-Tencor Corp.                                  317,000       14,673,930
==========================================================================

SEMICONDUCTORS-5.19%

Altera Corp.(a)                                   250,000        4,162,500
--------------------------------------------------------------------------
Analog Devices, Inc.                              700,000       24,346,000
--------------------------------------------------------------------------
Freescale Semiconductor Inc.-Class B(a)           575,000       13,731,000
--------------------------------------------------------------------------
Integrated Device Technology, Inc.(a)           1,350,000       13,338,000
--------------------------------------------------------------------------
Marvell Technology Group Ltd. (Singapore)(a)      175,000        8,121,750
--------------------------------------------------------------------------
Maxim Integrated Products, Inc.                   475,000       16,473,000
==========================================================================
                                                                80,172,250
==========================================================================

SOFT DRINKS-0.79%

Coca-Cola Enterprises Inc.                        643,500       12,162,150
==========================================================================

SPECIALIZED CONSUMER SERVICES-0.65%

Jackson Hewitt Tax Service Inc.                   407,965       10,084,895
==========================================================================

SPECIALTY CHEMICALS-1.08%

Rohm and Haas Co.                                 385,000       16,759,050
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------


SPECIALTY STORES-1.29%

Office Depot, Inc.(a)                             725,000   $   19,959,250
==========================================================================

SYSTEMS SOFTWARE-0.92%

Check Point Software Technologies
  Ltd.(Israel)(a)                                 635,000       14,198,600
==========================================================================

TECHNOLOGY DISTRIBUTORS-0.50%

Ingram Micro Inc.-Class A(a)                      425,000        7,692,500
==========================================================================

THRIFTS & MORTGAGE FINANCE-2.95%

Independence Community Bank Corp.                 350,000       13,842,500
--------------------------------------------------------------------------
MGIC Investment Corp.                             260,000       15,402,400
--------------------------------------------------------------------------
Radian Group Inc.                                 315,000       16,411,500
==========================================================================
                                                                45,656,400
==========================================================================

TRADING COMPANIES & DISTRIBUTORS-1.72%

United Rentals, Inc.(a)                           470,000        9,197,900
--------------------------------------------------------------------------
WESCO International, Inc.(a)                      438,800       17,442,300
==========================================================================
                                                                26,640,200
==========================================================================
    Total Common Stocks
      (Cost $1,445,053,275)                                  1,481,398,097
==========================================================================

MONEY MARKET FUNDS-4.22%

Liquid Assets Portfolio-Institutional
  Class(c)                                     32,626,553       32,626,553
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    32,626,553       32,626,553
==========================================================================
    Total Money Market Funds
      (Cost $65,253,106)                                        65,253,106
==========================================================================
TOTAL INVESTMENTS-100.08% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,510,306,381)                                            1,546,651,203
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.88%

Liquid Assets Portfolio-Institutional
  Class(c)(d)                                  22,256,330       22,256,330
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(c)(d)                                  22,256,329       22,256,329
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $44,512,659)                                        44,512,659
==========================================================================
TOTAL INVESTMENTS-102.96% (Cost
  $1,554,819,040)                                            1,591,163,862
==========================================================================
    OTHER ASSETS LESS LIABILITIES-(2.96%)                      (45,810,172)
==========================================================================
NET ASSETS-100.00%                                          $1,545,353,690
__________________________________________________________________________
==========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at October 31, 2005.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS:

Investments, at value (cost $1,445,053,275)*  $1,481,398,097
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $109,765,765)                            109,765,765
============================================================
  Total investments (cost $1,554,819,040)      1,591,163,862
============================================================
Receivables for:
  Investments sold                                19,608,558
------------------------------------------------------------
  Fund shares sold                                   345,942
------------------------------------------------------------
  Dividends                                          511,539
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               156,337
------------------------------------------------------------
Other assets                                          28,962
============================================================
  Total assets                                 1,611,815,200
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           16,844,209
------------------------------------------------------------
  Fund shares reacquired                           3,248,982
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 334,021
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        44,512,659
------------------------------------------------------------
Accrued distribution fees                            513,949
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             3,559
------------------------------------------------------------
Accrued transfer agent fees                          725,568
------------------------------------------------------------
Accrued operating expenses                           278,563
============================================================
  Total liabilities                               66,461,510
============================================================
Net assets applicable to shares outstanding   $1,545,353,690
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,746,635,329
------------------------------------------------------------
Undistributed net investment income (loss)          (298,978)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (237,327,483)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                      36,344,822
============================================================
                                              $1,545,353,690
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $1,210,468,285
____________________________________________________________
============================================================
Class B                                       $  255,044,237
____________________________________________________________
============================================================
Class C                                       $   72,455,143
____________________________________________________________
============================================================
Class R                                       $    3,357,781
____________________________________________________________
============================================================
Institutional Class                           $    4,028,244
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          116,957,310
____________________________________________________________
============================================================
Class B                                           26,105,163
____________________________________________________________
============================================================
Class C                                            7,417,106
____________________________________________________________
============================================================
Class R                                              327,442
____________________________________________________________
============================================================
Institutional Class                                  381,317
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        10.35
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.35 divided by
      94.50%)                                 $        10.95
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $         9.77
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $         9.77
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        10.25
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        10.56
____________________________________________________________
============================================================

* At October 31, 2005, securities with an aggregate value of $44,755,348 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2005

INVESTMENT INCOME:

Dividends                                                     $  11,224,991
---------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $132,835, after compensation
  to counterparties of $2,337,074)                                2,635,471
===========================================================================
  Total investment income                                        13,860,462
===========================================================================

EXPENSES:

Advisory fees                                                    11,357,051
---------------------------------------------------------------------------
Administrative services fees                                        420,767
---------------------------------------------------------------------------
Custodian fees                                                      158,143
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                         3,615,358
---------------------------------------------------------------------------
  Class B                                                         2,520,126
---------------------------------------------------------------------------
  Class C                                                           706,001
---------------------------------------------------------------------------
  Class R                                                            15,961
---------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                              6,876,414
---------------------------------------------------------------------------
Transfer agent fees -- Institutional                                  1,085
---------------------------------------------------------------------------
Trustees' and officer's fees and benefits                            82,170
---------------------------------------------------------------------------
Other                                                               719,326
===========================================================================
  Total expenses                                                 26,472,402
===========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                     (168,561)
===========================================================================
    Net expenses                                                 26,303,841
===========================================================================
Net investment income (loss)                                    (12,443,379)
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities (includes gains from securities sold
    to affiliates of $7,603,107)                                372,362,026
---------------------------------------------------------------------------
  Option contracts written                                        3,929,893
===========================================================================
                                                                376,291,919
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (236,816,429)
---------------------------------------------------------------------------
  Option contracts written                                          150,311
===========================================================================
                                                               (236,666,118)
===========================================================================
Net gain from investment securities and option contracts        139,625,801
===========================================================================
Net increase in net assets resulting from operations          $ 127,182,422
___________________________________________________________________________
===========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2005 and 2004

                                                                   2005              2004
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (12,443,379)   $  (21,355,366)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and option
    contracts                                                    376,291,919       456,200,097
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and option contracts                  (236,666,118)     (288,045,284)
==============================================================================================
    Net increase in net assets resulting from operations         127,182,422       146,799,447
==============================================================================================
Share transactions-net:
  Class A                                                       (537,218,136)     (469,733,957)
----------------------------------------------------------------------------------------------
  Class B                                                         (8,644,724)      (28,990,427)
----------------------------------------------------------------------------------------------
  Class C                                                         (2,991,067)      (14,524,768)
----------------------------------------------------------------------------------------------
  Class R                                                            326,873         1,554,735
----------------------------------------------------------------------------------------------
  Institutional Class                                              3,793,575        (2,730,852)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (544,733,479)     (514,425,269)
==============================================================================================
    Net increase (decrease) in net assets                       (417,551,057)     (367,625,822)
______________________________________________________________________________________________
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,962,904,747     2,330,530,569
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(298,978) and $(256,874), respectively).       $1,545,353,690    $1,962,904,747
______________________________________________________________________________________________
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $150 million                                            0.80%
--------------------------------------------------------------------
Over $150 million                                             0.625%
 ___________________________________________________________________
====================================================================


    Effective July 18, 2005, AIM voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.90%, 2.65%, 2.65%, 2.15% and 1.65% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended October 31, 2005, AIM waived fees of $21,896.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $80,352.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended October 31, 2005, AIM was paid $420,767.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended October 31, 2005, the Fund paid AISI $6,876,414 for Class A, Class B, Class C and Class R share classes and $1,085 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2005, the Class A, Class B, Class C and Class R shares paid $3,615,358, $2,520,126, $706,001 and $15,961, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2005, ADI advised the Fund that it retained $162,925 in front-end sales commissions from the sale of Class A shares and $5,675, $128,266, $7,600 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE            DIVIDEND
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)       10/31/05           INCOME
-------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
    Class         $48,442,076     $  652,970,432    $  (668,785,955)       $  --          $32,626,553        $1,246,054
-------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
    Class          48,442,076        652,970,432       (668,785,955)          --           32,626,553         1,256,582
=========================================================================================================================
  Subtotal        $96,884,152     $1,305,940,864    $(1,337,571,910)       $  --          $65,253,106        $2,502,636
=========================================================================================================================


                  REALIZED
FUND             GAIN (LOSS)
----------------------------
Liquid Assets
  Portfolio-
  Institutional
    Class           $  --
----------------------------
STIC Prime
  Portfolio-
  Institutional
    Class              --
============================
  Subtotal          $  --
============================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE          DIVIDEND
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      10/31/05          INCOME*
-----------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
    Class        $127,900,554     $  147,037,797    $  (252,682,021)       $  --         $ 22,256,330      $   66,000
-----------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
    Class         127,900,554        146,624,089       (252,268,314)          --           22,256,329          66,835
=======================================================================================================================
  Subtotal       $255,801,108     $  293,661,886    $  (504,950,335)       $  --         $ 44,512,659      $  132,835
=======================================================================================================================
  Total          $352,685,260     $1,599,602,750    $(1,842,522,245)       $  --         $109,765,765      $2,635,471
_______________________________________________________________________________________________________________________
=======================================================================================================================


                  REALIZED
FUND             GAIN (LOSS)
----------------------------
Liquid Assets
  Portfolio-
  Institutional
    Class           $  --
----------------------------
STIC Prime
  Portfolio-
  Institutional
    Class              --
============================
  Subtotal          $  --
============================
  Total             $  --
____________________________
============================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2005, the Fund engaged in securities purchases of $34,877,904 and sales of $88,368,504, which resulted in net realized gains of $7,603,107.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $66,313.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2005, the Fund paid legal fees of $8,118 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2005, securities with an aggregate value of $44,755,348 were on loan to brokers. The loans were secured by cash collateral of $44,512,659 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2005, the Fund received dividends on cash collateral of $132,835 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--OPTION CONTRACTS WRITTEN

                            TRANSACTIONS DURING THE PERIOD
--------------------------------------------------------------------------------------
                                                               CALL OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
--------------------------------------------------------------------------------------
Beginning of period                                             16,109     $   830,758
--------------------------------------------------------------------------------------
Written                                                         66,186       7,637,829
--------------------------------------------------------------------------------------
Closed                                                         (20,046)     (2,827,960)
--------------------------------------------------------------------------------------
Exercised                                                      (24,719)     (2,447,993)
--------------------------------------------------------------------------------------
Expired                                                        (37,530)     (3,192,634)
======================================================================================
End of period                                                       --     $        --
______________________________________________________________________________________
======================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2005 and 2004.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2005, the components of net assets on a tax basis were as follows:

                                                                     2005
-------------------------------------------------------------------------------
Unrealized appreciation -- investments                          $    34,746,273
-------------------------------------------------------------------------------
Temporary book/tax differences                                         (298,978)
-------------------------------------------------------------------------------
Capital loss carryforward                                          (235,728,934)
-------------------------------------------------------------------------------
Shares of beneficial interest                                     1,746,635,329
===============================================================================
Total net assets                                                $ 1,545,353,690
_______________________________________________________________________________
===============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of October 31, 2005 to utilizing $220,550,260 of capital loss carryforward in the fiscal year ended October 31, 2006.

    The Fund utilized $374,744,218 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2009                                                $ 20,238,232
-----------------------------------------------------------------------------
October 31, 2010                                                 215,490,702
=============================================================================
Total capital loss carryforward                                 $235,728,934
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of July 18, 2005, the date of the reorganization of AIM Emerging Growth Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2005 was $3,079,110,431 and $3,740,018,971, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $102,208,377
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (67,462,104)
==============================================================================
Net unrealized appreciation of investment securities             $ 34,746,273
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,556,417,589.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, passive foreign investment companies, net operating loss, capital loss carryforward limitations and re-domestication expenses, on October 31, 2005, undistributed net investment income (loss) was increased by $12,465,964, undistributed net realized gain (loss) was increased by $98,168,815 and shares of beneficial interest decreased by $110,634,779. Further, as a result of capital loss carryforward and tax deferrals acquired in the reorganization of AIM Emerging Growth Fund into the Fund on July 18, 2005, undistributed net investment income (loss) was decreased by $58,730, undistributed net realized gain (loss) was decreased by $120,029,459 and shares of beneficial interest increased by $120,088,189. In addition, as a result of tax deferrals acquired in the reorganization of AIM Libra Fund into the Fund on July 18, 2005, undistributed net investment income (loss) was decreased by $5,959, undistributed net realized gain (loss) was decreased by $106,017 and shares of beneficial interest increased by $111,976. These reclassifications had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                        2005(A)                           2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       8,794,593    $  89,435,219     19,503,343    $ 183,246,538
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,157,174       20,741,914      2,785,031       24,931,760
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         965,005        9,319,160      1,454,243       13,022,624
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         153,721        1,577,862        233,461        2,175,865
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             552,039        5,698,586             --               --
==========================================================================================================================
Issued in connection with acquisitions:(b)
  Class A                                                       7,577,916       80,805,230             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       4,434,654       44,753,557             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,554,804       15,684,053             --               --
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         355,089        3,625,337        366,882        3,476,875
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (374,750)      (3,625,337)      (384,365)      (3,476,875)
==========================================================================================================================
Reacquired:
  Class A                                                     (70,315,679)    (711,083,922)   (69,860,562)    (656,457,370)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (7,269,476)     (70,514,858)    (5,651,768)     (50,445,312)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,890,214)     (27,994,280)    (3,075,625)     (27,547,392)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (122,937)      (1,250,989)       (66,756)        (621,130)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (183,863)      (1,905,011)      (272,069)      (2,730,852)
==========================================================================================================================
                                                              (54,611,924)   $(544,733,479)   (54,968,185)   $(514,425,269)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 6% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell shares. The Fund, AIM, and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b) As of the opening of business on July 18, 2005, the Fund acquired all of the net assets of AIM Emerging Growth Fund and AIM Libra Fund pursuant to plans of reorganization approved by the Trustees of the Fund on March 22, 2005 and by AIM Emerging Growth Fund and AIM Libra Fund shareholders on June 28, 2005. The acquisitions were accomplished by a tax-free exchange of 13,567,374 shares of the Fund for 16,322,924 shares of AIM Emerging Growth Fund outstanding and 2,044,603 shares of AIM Libra Fund outstanding as of the close of business on July 15, 2005. AIM Emerging Growth Fund's net assets at that date of $115,779,369 including $5,829,867 of unrealized appreciation and AIM Libra Fund's net assets at that date of $25,463,471 including $522,202 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,602,650,129.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                   CLASS A
                                ------------------------------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                ------------------------------------------------------------------------------
                                   2005             2004             2003             2002             2001
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                        $     9.62       $     8.99       $     7.30       $     8.68       $    18.41
--------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)       (0.06)(a)        (0.08)(a)        (0.07)(a)        (0.09)(a)        (0.09)(a)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                   0.79             0.71             1.76            (1.29)           (6.34)
==============================================================================================================
    Total from investment
      operations                      0.73             0.63             1.69            (1.38)           (6.43)
==============================================================================================================
Less distributions from net
  realized gains                        --               --               --               --            (3.30)
==============================================================================================================
Net asset value, end of period  $    10.35       $     9.62       $     8.99       $     7.30       $     8.68
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                       7.59%            7.01%           23.15%          (15.90)%         (40.51)%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                $1,210,468       $1,640,288       $1,983,600       $1,798,318       $2,516,407
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average
  net assets:
  With fee waivers and/or
    expense reimbursements            1.35%(c)         1.29%            1.30%            1.32%            1.17%
--------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    expense reimbursements            1.36%(c)         1.30%            1.30%            1.32%            1.17%
==============================================================================================================
Ratio of net investment income
  (loss) to average net assets       (0.57)%(c)       (0.86)%          (0.96)%          (1.00)%          (0.79)%
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate                183%             115%              78%              68%              89%
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,446,143,334.

                                                                CLASS B
                                ------------------------------------------------------------------------
                                                         YEAR ENDED OCTOBER 31,
                                ------------------------------------------------------------------------
                                  2005            2004            2003            2002            2001
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                        $   9.15        $   8.62        $   7.04        $   8.45        $  18.12
--------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)     (0.13)(a)       (0.14)(a)       (0.13)(a)       (0.15)(a)       (0.17)(a)
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                 0.75            0.67            1.71           (1.26)          (6.20)
========================================================================================================
    Total from investment
      operations                    0.62            0.53            1.58           (1.41)          (6.37)
========================================================================================================
Less distributions from net
  realized gains                      --              --              --              --           (3.30)
========================================================================================================
Net asset value, end of period  $   9.77        $   9.15        $   8.62        $   7.04        $   8.45
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                     6.78%           6.15%          22.44%         (16.69)%        (40.90)%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                $255,044        $248,425        $262,098        $226,806        $294,303
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average
  net assets:
  With fee waivers and/or
    expense reimbursements          2.10%(c)        2.04%           2.05%           2.07%           1.94%
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    expense reimbursements          2.11%(c)        2.05%           2.05%           2.07%           1.94%
========================================================================================================
Ratio of net investment income
  (loss) to average net assets     (1.32)%(c)      (1.61)%         (1.71)%         (1.75)%         (1.55)%
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate              183%            115%             78%             68%             89%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $252,012,549.

                                                                                          CLASS C
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------
                                                               2005          2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.15(a)    $  8.62       $  7.04       $  8.45       $ 18.11
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.13)(a)     (0.14)(a)     (0.13)(a)     (0.15)(a)     (0.17)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.75          0.67          1.71         (1.26)        (6.19)
=============================================================================================================================
    Total from investment operations                             0.62          0.53          1.58         (1.41)        (6.36)
=============================================================================================================================
Less distributions from net realized gains                         --            --            --            --         (3.30)
=============================================================================================================================
Net asset value, end of period                                $  9.77       $  9.15       $  8.62       $  7.04       $  8.45
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                  6.78%         6.15%        22.44%       (16.69)%      (40.86)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $72,455       $71,229       $81,079       $72,676       $96,640
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.10%(c)      2.04%         2.05%         2.07%         1.94%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.11%(c)      2.05%         2.05%         2.07%         1.94%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.32)%(c)    (1.61)%       (1.71)%       (1.75)%       (1.55)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                           183%          115%           78%           68%           89%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $70,600,140.

                                                                                     CLASS R
                                                              ------------------------------------------------------
                                                                                                      JUNE 3, 2002
                                                                         YEAR ENDED                   (DATE SALES
                                                                        OCTOBER 31,                  COMMENCED) TO
                                                              --------------------------------        OCTOBER 31,
                                                               2005         2004         2003             2002
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.55       $ 8.96       $ 7.29          $  8.89
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.08)(a)    (0.10)(a)    (0.10)(a)        (0.04)(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.78         0.69         1.77            (1.56)
====================================================================================================================
    Total from investment operations                            0.70         0.59         1.67            (1.60)
====================================================================================================================
Net asset value, end of period                                $10.25       $ 9.55       $ 8.96          $  7.29
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                 7.33%        6.58%       22.91%          (18.00)%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $3,358       $2,834       $1,164          $   137
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.60%(c)     1.54%        1.55%            1.62%(d)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.61%(c)     1.55%        1.55%            1.62%(d)
====================================================================================================================
Ratio of net investment income (loss) to average net assets    (0.82)%(c)   (1.11)%      (1.21)%          (1.30)%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                          183%         115%          78%              68%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $3,192,084..
(d)  Annualized.

                                                                                  INSTITUTIONAL CLASS
                                                              ------------------------------------------------------------
                                                                                                           MARCH 15, 2002
                                                                                                            (DATE SALES
                                                                     YEAR ENDED OCTOBER 31,                COMMENCED) TO
                                                              -------------------------------------         OCTOBER 31,
                                                                 2005            2004         2003              2002
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 9.76          $9.08        $ 7.32           $  9.53
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.00(a)       (0.03)(a)     (0.03)(a)         (0.02)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.80           0.71          1.79             (2.19)
==========================================================================================================================
    Total from investment operations                              0.80           0.68          1.76             (2.21)
==========================================================================================================================
Net asset value, end of period                                  $10.56          $9.76        $ 9.08           $  7.32
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                   8.20%          7.49%        24.04%           (23.19)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $4,028          $ 128        $2,589           $   138
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.75%(c)       0.72%         0.71%             0.81%(d)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.76%(c)       0.73%         0.71%             0.81%(d)
==========================================================================================================================
Ratio of net investment income (loss) to average net assets       0.03%(c)      (0.29)%       (0.37)%           (0.49)%(d)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                            183%           115%           78%               68%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $3,180,034.
(d)  Annualized.

NOTE 15--CHANGE IN INDEPENDENT PUBLIC ACCOUNTING FIRM

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending October 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior fiscal year, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

  E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 16--SUBSEQUENT EVENT

The Board of Trustees of the Trust ("Seller") unanimously approved, on November 14, 2005, an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund ("Selling Fund") a series of Seller, would transfer all of its assets to AIM Constellation Fund ("Buying Fund"), a series of AIM Equity Funds ("the Reorganization"). Upon closing of the transaction, shareholders of Selling Fund will receive a corresponding class of shares of Buying Fund in exchange for their shares of Selling Fund, and Selling Fund will cease operations.

  The Agreement requires approval of Selling Fund shareholders. The Fund currently intends to submit the Agreement to the shareholders for their consideration at a meeting to be held on or around February 28, 2006. Additional information regarding the Agreement will be included in proxy materials to be mailed to shareholders for consideration. If the Agreement is approved by the shareholders of Selling Fund and certain conditions required by the Agreement are satisfied, the transaction is expected to become effective shortly thereafter.

NOTE 17 -- LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code ss. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor-Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Equity Funds and Shareholders of
AIM Aggressive Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Aggressive Growth Fund (one of the funds constituting AIM Equity Funds, hereafter referred to as the "Fund") at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended October 31, 2004 and the financial highlights for each of the periods ended on or before October 31, 2004 were audited by another independent registered public accounting firm whose report, dated December 15, 2004, expressed an unqualified opinion on those statements.



As described in Note 16, on November 14, 2005, the Board of Trustees of the Fund approved a plan of merger for the Fund with AIM Constellation Fund. This merger is expected to take place in early 2006 upon the approval of the Fund's shareholders.

/s/ PRICEWATERHOUSECOOPERS LLP

December 19, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2005



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.
   President                                      (financial services holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc. (registered investment advisor);
                                                  Director, A I M Capital Management, Inc.
                                                  (registered investment advisor) and
                                                  A I M Distributors, Inc. (registered
                                                  broker dealer); Director and Chairman,
                                                  AIM Investment Services, Inc.
                                                  (registered transfer agent); Fund
                                                  Management Company (registered broker
                                                  dealer) and INVESCO Distributors, Inc.
                                                  (registered broker dealer); and Chief
                                                  Executive Officer, AMVESCAP PLC -- AIM
                                                  Division (parent of AIM and a global
                                                  investment management firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); and CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                        (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of October 31, 2005





The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel,                2005           Retired                                    None
   Jr.(3) -- 1944
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc. (financial services holding
   Chief Compliance Officer                       company); Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

(3) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS (UNAUDITED)

The percentage of qualifying assets are not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005, July 31, 2005 and October 31, 2005 are 5.01%, 4.85%, 6.59% and 6.62%, respectively.

     DOMESTIC EQUITY                              SECTOR EQUITY                               AIM ALLOCATION SOLUTIONS

AIM Aggressive Growth Fund                   AIM Advantage Health Sciences Fund          AIM Conservative Allocation Fund
AIM Basic Balanced Fund*                     AIM Energy Fund                             AIM Growth Allocation Fund(2)
AIM Basic Value Fund                         AIM Financial Services Fund                 AIM Moderate Allocation Fund
AIM Blue Chip Fund                           AIM Global Health Care Fund                 AIM Moderate Growth Allocation Fund
AIM Capital Development Fund                 AIM Global Real Estate Fund                 AIM Moderately Conservative Allocation Fund
AIM Charter Fund                             AIM Gold & Precious Metals Fund
AIM Constellation Fund                       AIM Leisure Fund
AIM Diversified Dividend Fund                AIM Multi-Sector Fund                            DIVERSIFIED PORTFOLIOS
AIM Dynamics Fund                            AIM Real Estate Fund(1)
AIM Large Cap Basic Value Fund               AIM Technology Fund                         AIM Income Allocation Fund
AIM Large Cap Growth Fund                    AIM Utilities Fund                          AIM International Allocation Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund(1)
AIM Mid Cap Growth Fund                           FIXED INCOME
AIM Opportunities I Fund
AIM Opportunities II Fund                    TAXABLE
AIM Opportunities III Fund
AIM Premier Equity Fund                      AIM Floating Rate Fund
AIM S&P 500 Index Fund                       AIM High Yield Fund
AIM Select Equity Fund                       AIM Income Fund
AIM Small Cap Equity Fund                    AIM Intermediate Government Fund
AIM Small Cap Growth Fund(1)                 AIM Limited Maturity Treasury Fund
AIM Small Company Growth Fund                AIM Money Market Fund
AIM Summit Fund                              AIM Short Term Bond Fund
AIM Trimark Endeavor Fund                    AIM Total Return Bond Fund
AIM Trimark Small Companies Fund             Premier Portfolio
AIM Weingarten Fund                          Premier U.S. Government Money Portfolio

*  Domestic equity and income fund           TAX-FREE

     INTERNATIONAL/GLOBAL EQUITY             AIM High Income Municipal Fund(1)
                                             AIM Municipal Bond Fund
AIM Asia Pacific Growth Fund                 AIM Tax-Exempt Cash Fund
AIM Developing Markets Fund                  AIM Tax-Free Intermediate Fund
AIM European Growth Fund                     Premier Tax-Exempt Portfolio
AIM European Small Company Fund(1)
AIM Global Aggressive Growth Fund            =======================================================================================
AIM Global Equity Fund                       CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS
AIM Global Growth Fund                       AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR
AIM Global Value Fund                        AND READ IT CAREFULLY BEFORE INVESTING.
AIM International Core Equity Fund           =======================================================================================
AIM International Growth Fund
AIM International Small Company Fund(1)
AIM Trimark Fund

(1) This fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the fund, please see the appropriate prospectus.

(2) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after January 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of September 30, 2005.

AIMinvestments.com                  AGRO-AR-1           A I M Distributors, Inc.

                                YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
--------------------------------------------------------------------------------
Mutual     Retirement   Annuities   College   Separately   Offshore   Cash              [AIM INVESTMENTS LOGO APPEARS HERE]
Funds      Products                 Savings   Managed      Products   Management              --Registered Trademark--
                                    Plans     Accounts
--------------------------------------------------------------------------------

                                                              AIM BLUE CHIP FUND
                                Annual Report to Shareholders o October 31, 2005


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                    [AIM INVESTMENT LOGO APPEARS HERE]
 --Registered Trademark--                          --Registered Trademark--

AIM BLUE CHIP FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          o The unmanaged Russell 1000                 You have recently received or should
                                             --Registered Trademark--GROWTH INDEX is      shortly receive a proxy requesting your
o Class B shares are not available as an     a subset of the unmanaged RUSSELL 1000       vote on a proposed merger of AIM Blue
investment for retirement plans              INDEX, which represents the performance      Chip Fund into AIM Large Cap Growth
maintained pursuant to Section 401 of        of the stocks of large-capitalization        Fund. We encourage you to read the proxy
the Internal Revenue Code, including 401(k)  companies; the Growth subset measures        materials carefully and to vote
plans, money purchase pension plans          the performance of Russell 1000              promptly. The ways in which you may cast
and profit sharing plans. Plans that had     companies with higher price/book ratios      your proxy ballot are detailed in the
existing accounts invested in Class B        and higher forecasted growth values.         proxy materials.
shares prior to September 30, 2003, will
continue to be allowed to make               o The unmanaged Standard & Poor's            The Fund provides a complete list of its
additional purchases.                        Composite Index of 500 Stocks (the S&P       holdings four times in each fiscal year,
                                             500 --Registered Trademark-- INDEX) is       at the quarter-ends. For the second and
                                             an index of common stocks frequently         fourth quarters, the lists appear in the
o Class R shares are available only to       used as a general measure of U.S. stock      Fund's semiannual and annual reports to
certain retirement plans. Please see the     market performance.                          shareholders. For the first and third
prospectus for more information.                                                          quarters, the Fund files the lists with
                                             o The Fund is not managed to track the       the Securities and Exchange Commission
o Investor Class shares are closed to        performance of any particular index,         (SEC) on Form N-Q. The most recent list
most investors. For more information on      including the indexes defined here, and      of portfolio holdings is available at
who may continue to invest in the            consequently, the performance of the         AIMinvestments.com. From our home page,
Investor Class shares, please see the        Fund may deviate significantly from the      click on Products & Performance, then
prospectus.                                  performance of the indexes.                  Mutual Funds, then Fund Overview. Select
                                                                                          your Fund from the drop-down menu and
PRINCIPAL RISKS OF INVESTING IN THE FUND     o A direct investment cannot be made in      click on Complete Quarterly Holdings.
                                             an index. Unless otherwise indicated,        Shareholders can also look up the Fund's
o The Fund may invest up to 25% of its       index results include reinvested             Forms N-Q on the SEC's Web site at
assets in the securities of non-U.S.         dividends, and they do not reflect sales     sec.gov. And copies of the Fund's Forms
issuers. International investing             charges. Performance of an index of          N-Q may be reviewed and copied at the
presents certain risks not associated        funds reflects fund expenses;                SEC's Public Reference Room at 450 Fifth
with investing solely in the United          performance of a market index does not.      Street, N.W., Washington, D.C.
States. These include risks relating to                                                   20549-0102. You can obtain information
fluctuations in the value of the U.S.        OTHER INFORMATION                            on the operation of the Public Reference
dollar relative to the values of other                                                    Room, including information about
currencies, the custody arrangements         o The returns shown in management's          duplicating fee charges, by calling
made for the Fund's foreign holdings,        discussion of Fund performance are based     202-942-8090 or 800-732-0330, or by
differences in accounting, political         on net asset values calculated for           electronic request at the following
risks and the lesser degree of public        shareholder transactions. Generally          e-mail address: publicinfo@sec.gov. The
information required to be provided by       accepted accounting principles require       SEC file numbers for the Fund are
non-U.S. companies.                          adjustments to be made to the net assets     811-01424 and 2-25469.
                                             of the Fund at period end for financial
ABOUT INDEXES USED IN THIS REPORT            reporting purposes, and as such, the net     A description of the policies and
                                             asset values for shareholder                 procedures that the Fund uses to
o The unmanaged LIPPER LARGE-CAP GROWTH      transactions and the returns based on        determine how to vote proxies relating
FUND INDEX represents an average of the      those net asset values may differ from       to portfolio securities is available
performance of the 30 largest                the net asset values and returns             without charge, upon request, from our
large-capitalization growth funds            reported in the Financial Highlights.        Client Services department at
tracked by Lipper, Inc., an independent                                                   800-959-4246 or on the AIM Web site,
mutual fund performance monitor.             o Industry classifications used in this      AIMinvestments.com. On the home page,
                                             report are generally according to the        scroll down and click on AIM Funds Proxy
o The unmanaged MSCI WORLD INDEX is a        Global Industry Classification Standard,     Policy. The information is also
group of global securities tracked by        which was developed by and is the            available on the Securities and Exchange
Morgan Stanley Capital International.        exclusive property and a service mark of     Commission's Web site, sec.gov.
                                             Morgan Stanley Capital International
                                             Inc. and Standard & Poor's.                  Information regarding how the Fund voted
                                                                                          proxies related to its portfolio
                                                                                          securities during the 12 months ended
                                                                                          June 30, 2005, is available at our Web
                                                                                          site. Go to AIMinvestments.com, access
                                                                                          the About Us tab, click on Required
                                                                                          Notices and then click on Proxy Voting
                                                                                          Activity. Next, select the Fund from the
                                                                                          drop-down menu. The information is also
                                                                                          available on the Securities and Exchange
                                                                                          Commission's Web site, sec.gov.

                                                                                          ========================================
                                                                                          FUND NASDAQ SYMBOLS

                                                                                          Class A Shares                     ABCAX
=====================================================================================     Class B Shares                     ABCBX
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     Class C Shares                     ABCCX
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           Class R Shares                     ABCRX
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Investor Class Shares              BCIVX
=====================================================================================     ========================================
NOT FDIC INSURED           MAY LOSE VALUE    NO BANK GUARANTEE
AIMinvestments.com

AIM BLUE CHIP FUND



                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                    The fiscal year covered by this report was quite good to
 [GRAHAM            equity investors. Domestically, the broad-based S&P 500
  PHOTO]            Index returned 8.72%. Globally, Morgan Stanley's MSCI World
                    Index rose 13.27%. Much of this good performance, though, was attained early in the fiscal year as virtually every equity index declined during October of 2005. Concern about the inflationary potential of rising energy costs was frequently cited as a major cause of market weakness.

                       Within the indexes, there was considerable variability in
                    the performance of different sectors and markets.
ROBERT H. GRAHAM    Domestically, energy sector performance far outpaced that of the other sectors in the S&P 500 Index, reflecting rising oil and gas prices. Overseas, emerging markets produced more attractive results than did developed markets, at least in part because emerging markets tend to be more closely tied to the performance of natural resources and commodities.

                       One could make a strong argument for global
                    diversification of a stock portfolio using the performance
[WILLIAMSON         data for the fiscal year ended October 31, 2005. Of course,
   PHOTO]           your financial advisor is the person most qualified to help you decide whether such diversification is appropriate for you.

                       For a discussion of the specific market conditions that MARK H. WILLIAMSON affected your Fund and how your Fund was managed during the fiscal year, please turn to Page 3.

                    NEW INFORMATION IN THIS REPORT

                    We would like to call your attention to two new elements in this report. First, on Page 2, is a message from Bruce Crockett, the independent Chair of the Board of Trustees of the AIM Funds. We first introduced you to Mr. Crockett in the annual report on your Fund dated October 31, 2004. Mr. Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair in October 2004.

                       Mr. Crockett plans to keep AIM shareholders informed of
                    the work of the Board regularly via letters in the Fund reports. We certainly think this is a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                       One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 8 and 9.

                       Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM         /s/ MARK H. WILLIAMSON
                    Robert H. Graham             Mark H.Williamson
                    President & Vice Chair,      President, A I M Advisors, Inc.
                    AIM Funds

                    December 15, 2005

                    A I M Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and
                    A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments

AIM BLUE CHIP FUND


                    DEAR AIM FUNDS SHAREHOLDERS:

                    As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.

                       At our most recent meeting in June 2005, your Board
                    approved voluntary fee reductions from A I M Advisors, Inc.
 [CROCKETT          (AIM) that save shareholders approximately $20.8 million
   PHOTO]           annually, based on asset levels as of March 31, 2005. The
                    majority of these expense reductions, which took effect July
                    1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.

                       Our June meeting, which was the culmination of more than
                    two and one-half months of review and discussions, took
BRUCE L. CROCKETT   place over a three-day period. The meeting included your
                    Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products &
                    Performance" and click on "Investment Advisory Agreement
                    Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 8 and
                    9. I encourage you to review it.

                       Together with monitoring fund expenses, fund performance
                    is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                       Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 14 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                       At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                       Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.


                    Sincerely,

                    /s/ BRUCE L. CROCKETT


                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    December 15, 2005

AIM BLUE CHIP FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


                                                                                             We follow a "conservative growth"
                                                                                          strategy, investing in market leaders
                                                                                          that have attractive growth and value
=====================================================================================     characteristics:
PERFORMANCE SUMMARY
                                             ========================================     o growth--we seek companies with the
For the year ended October 31, 2005,         FUND VS. INDEXES                             potential for sustainable, long-term
Class A shares of AIM Blue Chip Fund,                                                     earnings, revenue and cash flow growth.
excluding sales charges, underperformed      TOTAL RETURNS, 10/31/04-10/31/05,
the broad stock market and its               EXCLUDING APPLICABLE SALES CHARGES. IF       o value--we seek companies whose stocks
style-specific index. We believe the         SALES CHARGES WERE INCLUDED, RETURNS         are trading at attractive valuations
Fund under-performed the S&P 500 Index       WOULD BE LOWER.                              relative to their potential growth rates
because growth stocks-in particular,
large-cap growth stocks-were out of          Class A Shares                     6.95%        We construct the portfolio by
favor for much of the year. The Fund                                                      focusing on stocks rather than
invests in such stocks. The Fund             Class B Shares                     6.15      industries or sectors. While there are
underperformed the Russell 1000 Growth                                                    no formal sector guidelines or
Index because within the large-cap           Class C Shares                     6.15      constraints, internal controls and
growth space, the very largest growth                                                     proprietary software help us monitor
stocks-so-called "mega capitalization"       Class R Shares                     6.69      risk levels and sector concentration.
stocks-lagged other large-cap growth
stocks. For much of the year, a large        Investor Class Shares              6.93         Our sell process seeks to identify
portion of the Fund's assets were                                                         deterioration in the underlying reasons
invested in "mega-cap" stocks.               S&P 500 Index                                a stock was initially purchased.
                                             (Broad Market Index)               8.72      Conditions that may cause us to reduce
                                                                                          or sell a position include:
                                             Russell 1000 Growth Index
                                             (Style-specific Index)             8.81      o deterioration in business prospects

                                             Lipper Large-Cap Growth Fund                 o worsening competitive position
                                             Index (Peer Group Index)          12.09
                                                                                          o slowing earnings growth
                                             SOURCE: LIPPER, INC.
                                                                                          o extended valuation
                                             ========================================
                                                                                          o finding more attractive investment
                                             Your Fund's long-term performance            opportunities
                                             appears on Pages 6 and 7.
=====================================================================================     MARKET CONDITIONS AND YOUR FUND

HOW WE INVEST                                   Quantitative analysis focuses on the      Despite widespread concern about the
                                             level, growth rate and sustainability of     potential impact of rising short-term
We believe a growth investment strategy      earnings, revenue and cash flow, ranking     interest rates and historically high
is an essential component of a               investment candidates on absolute and        energy prices, the U.S. economy
diversified portfolio.                       relative attractiveness. Fundamental         expanded, inflation remained contained
                                             analysis seeks to define a company's key     and corporate profits generally rose
   Our investment process combines           drivers of success and to assess their       during the fiscal year. Late in the
quantitative and fundamental analysis to     durability. We review financial              year, higher energy prices and rising
uncover companies exhibiting long-term,      statements and earnings reports, the         interest rates threatened to crimp
sustainable earnings and cash flow           company's business model and management      consumer spending, which accounts for
growth that is not yet reflected in          team, the competitive environment and        approximately two-thirds of the U.S.
investor expectations or equity              market opportunities.                        economy.
valuations.
                                                                                                                        (continued)

========================================     ========================================     ========================================
PORTFOLIO COMPOSITION                        TOP 10 INDUSTRIES*                           TOP 10 EQUITY HOLDINGS*

By sector                                     1. Pharmaceuticals                 7.5%      1. Johnson & Johnson               3.5%

               [PIE CHART]                    2. Managed Health Care             7.5       2. Procter & Gamble Co. (The)      3.2

Health Care                     27.3%         3. Systems Software                6.0       3. Goldman Sachs Group, Inc. (The) 2.6

Information Technology          21.6%         4. Biotechnology                   5.3       4. Microsoft Corp.                 2.6

Financials                      12.9%         5. Semiconductors                  4.8       5. Aetna Inc.                      2.5

Consumer Discretionary          12.6%         6. Investment Banking & Brokerage  4.6       6. Amgen Inc.                      2.3

Energy                           9.5%         7. Aerospace & Defense             4.3       7. QUALCOMM Inc.                   2.3

Industrials                      6.5%         8. Communications Equipment        3.6       8. Home Depot, Inc. (The)          2.1

Consumer Staples                 5.1%         9. Oil & Gas Equipment & Services  3.5       9. WellPoint, Inc.                 2.1

Materials                        1.7%        10. Household Products              3.2      10. Oracle Corp.                    2.0

Money Market Funds Plus                      TOTAL NET           $1.9 BILLION ASSETS      The Fund's holdings are subject to change,
Other Assets Less Liabilities    2.8%                                                     and there is no assurance that the Fund
                                             TOTAL NUMBER OF HOLDINGS*            80      will continue to hold any particular
                                                                                          security.

                                                                                          *Excluding money market fund holdings.
========================================     ========================================     ========================================

AIM BLUE CHIP FUND



   Corporate profits and stock market        disappointing quarterly results and          manufactures and markets digital wireless
performance varied widely by sector          withdrew all forward-looking guidance.       telecommunications products. Management
during the year. Rising energy prices                                                     has announced a $2 billion stock buyback
caused many energy companies and                Energy has not been considered a          and has raised earnings guidance,
utilities to report record earnings and      traditional growth sector, but supply        prompting the stock to appreciate in
profits--while profits of companies that     and demand characteristics have clearly      recent months.
use a lot of energy, such as chemical        changed in recent years, due largely to
companies and airlines, were weak. The       explosive economic growth in China and       IN CLOSING
broad stock market rose for the year.        India. Worldwide production and refining
                                             capacity has struggled to keep pace with     As the fiscal year ended, we considered
   Since assuming management of your         rising demand. We believe that any           the fundamentals of large-cap growth
Fund on July 1, we have spent                significant improvement in supply is         stocks to be good--and getting better.
considerable time revaluating Fund           likely to be years away. Given these         As a group, large-cap growth companies
holdings and considering new investment      trends, many energy companies have seen      boasted healthy cash flows, strong
opportunities. In the past, the Fund         notable growth in their revenue and          balance sheets and positive earnings
sought exposure to all 10 sectors of the     earnings--using the money to improve         growth, and managements were generally
market, but we have decided to pursue        their balance sheets and to benefit          using capital for the benefit of
promising investment opportunities           shareholders in the form of stock            shareholders. And yet, large-cap growth
regardless of sector, based on our           buybacks and dividend increases.             stocks were attractively priced relative
quantitative and fundamental research.                                                    to other stocks with less attractive
Since taking over the Fund, this                Since taking over management of the       fundamentals. While large-cap growth
research has led us to greatly increase      Fund in July, we have increased the          stocks have lagged the broad market in
our health care holdings because we          Fund's exposure to the energy sector         recent years, we believe investors will
found attractive investment                  from about 8.4% to almost 10% of total       eventually recognize and reward these
opportunities within that sector, and        net assets. Integrated oil giant             characteristics. As always, we thank you
eliminate utilities and                      EXXONMOBIL and oilfield services             for your continued investment in AIM
telecommunication services stocks from       provider SCHLUMBERGER were among the         Blue Chip Fund.
the Fund because we found more promising     energy stocks that helped Fund
opportunities elsewhere. As a result of      performance during the year. (We sold        THE VIEWS AND OPINIONS EXPRESSED IN
our research, a number of new names          our holdings in ExxonMobil before the        MANAGEMENT'S DISCUSSION OF FUND
appear in the Fund's top 10-holdings         close of the fiscal year when the stock      PERFORMANCE ARE THOSE OF A I M ADVISORS,
list. The Fund's transformation is now       reached our price target.)                   INC. THESE VIEWS AND OPINIONS ARE
virtually complete.                                                                       SUBJECT TO CHANGE AT ANY TIME BASED ON
                                                We added to the Fund's consumer           FACTORS SUCH AS MARKET AND ECONOMIC
   Health care and energy stocks made        discretionary stocks following a major       CONDITIONS. THESE VIEWS AND OPINIONS MAY
the greatest contribution to your Fund's     sell-off in August, when a number of         NOT BE RELIED UPON AS INVESTMENT ADVICE
performance.                                 retailers announced disappointing            OR RECOMMENDATIONS, OR AS AN OFFER FOR A
                                             same-store sales results. We sought out      PARTICULAR SECURITY. THE INFORMATION IS
   Within the health care sector, our        companies that we believe can still grow     NOT A COMPLETE ANALYSIS OF EVERY ASPECT
research led us to managed care stocks       their earnings without necessarily           OF ANY MARKET, COUNTRY, INDUSTRY,
and non-U.S. pharmaceutical stocks,          improving their same-store sales. We         SECURITY OR THE FUND. STATEMENTS OF FACT
while leading us away from U.S.              also targeted retailers that cater to        ARE FROM SOURCES CONSIDERED RELIABLE,
pharmaceutical stocks. Many managed care     higher-end consumers--consumers less         BUT A I M ADVISORS, INC. MAKES NO
companies have reported strong earnings      likely to be affected by potentially         REPRESENTATION OR WARRANTY AS TO THEIR
in recent quarters by aggressively           higher winter heating bills, for             COMPLETENESS OR ACCURACY. ALTHOUGH
controlling costs, reducing hospital         example. NORDSTROM and FEDERATED             HISTORICAL PERFORMANCE IS NO GUARANTEE
utilization rates and switching plan         DEPARTMENT STORES were among the stocks      OF FUTURE RESULTS, THESE INSIGHTS MAY
participants from name-brand to generic      we added to the Fund, and we did so at       HELP YOU UNDERSTAND OUR INVESTMENT
drugs. AETNA and UNITEDHEALTH GROUP were     what we believe were very reasonable         MANAGEMENT PHILOSOPHY.
among the managed care companies that        prices.
contributed to Fund performance.                                                                See important Fund and index
                                                Individual stock selection within the         disclosures inside front cover.
   We increased our ownership of             information technology sector (IT) was
non-U.S. pharmaceutical companies,           the biggest drag on Fund performance for
including ROCHE HOLDING and NOVARTIS,        the year. The Fund does not own Google,                  KIRK L. ANDERSON, portfolio
both of which have developed promising       which has been a Wall Street darling         [ANDERSON   manager, is lead portfolio
new cancer treatments. In addition to        since going public in August 2004, and         PHOTO]    manager of AIM Blue Chip
being the manufacturer of Tamiflu            that hurt the Fund's performance                         Fund. Mr. Anderson joined
--Registered Trademark--, the potential      relative to its style-specific index. IT                 AIM in 1994 in the fund
treatment for "bird flu," Roche owns 56%     stalwarts MICROSOFT, IBM and ORACLE all                  services area. He moved to
of Genentech, maker of Avastin               underperformed, hindering the Fund's         portfolio administration in 1995, became
--Registered Trademark--, which has          absolute performance. (We sold our           an analyst in 1997, and was named a
shown promise in the treatment of a          holdings in IBM before the close of the      portfolio manager in 2003. Mr. Anderson
number of types of cancer.                   fiscal year and after the company            earned a B.A. in political science from
                                             announced disappointing quarterly            Texas A&M University and an M.S. in
   Just as important to Fund                 earnings results.) During the year, and      finance from the University of Houston.
performance, we avoided a number of U.S.     based on our fundamental research, we
pharmaceutical companies. Weak product       added to our position in QUALCOMM. Our       Assisted by the Large/Multi-Cap Growth
pipelines, patent expirations and            research suggested cell phone sales may      Team
litigation risk have raised questions        be stronger than expected in coming
about the prospects for a number of          quarters; the company designs,                        [RIGHT ARROW GRAPHIC]
these companies. During the year, we
eliminated PFIZER from the portfolio                                                      FOR A PRESENTATION OF YOUR FUND'S
after the company reported                                                                LONG-TERM PERFORMANCE, PLEASE SEE PAGES
                                                                                          6 AND 7.

AIM BLUE CHIP FUND

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE                                      estimate the expenses that you paid over       The hypothetical account values and
                                             the period. Simply divide your account       expenses may not be used to estimate the
As a shareholder of the Fund, you incur      value by $1,000 (for example, an $8,600      actual ending account balance or
two types of costs: (1) transaction          account value divided by $1,000 = 8.6),      expenses you paid for the period. You
costs, which may include sales charges       then multiply the result by the number       may use this information to compare the
(loads) on purchase payments; contingent     in the table under the heading entitled      ongoing costs of investing in the Fund
deferred sales charges on redemptions;       "Actual Expenses Paid During Period" to      and other funds. To do so, compare this
and redemption fees, if any; and (2)         estimate the expenses you paid on your       5% hypothetical example with the 5%
ongoing costs, including management fees;    account during this period.                  hypothetical examples that appear in the
distribution and/or service fees                                                          shareholder reports of the other funds.
(12b-1); and other Fund expenses. This       HYPOTHETICAL EXAMPLE FOR
example is intended to help you              COMPARISON PURPOSES                             Please note that the expenses shown
understand your ongoing costs (in                                                         in the table are meant to highlight your
dollars) of investing in the Fund and to     The table below also provides                ongoing costs only and do not reflect
compare these costs with ongoing costs       information about hypothetical account       any transactional costs, such as sales
of investing in other mutual funds. The      values and hypothetical expenses based       charges (loads) on purchase payments,
example is based on an investment of         on the Fund's actual expense ratio and       contingent deferred sales charges on
$1,000 invested at the beginning of the      an assumed rate of return of 5% per year     redemptions, and redemption fees, if
period and held for the entire period        before expenses, which is not the Fund's     any. Therefore, the hypothetical
May 1, 2005, through October 31, 2005.       actual return. The Fund's actual             information is useful in comparing
                                             cumulative total returns at net asset        ongoing costs only, and will not help
ACTUAL EXPENSES                              value after expenses for the six months      you determine the relative total costs
                                             ended October 31, 2005, appear in the        of owning different funds. In addition,
The table below provides information         table "Cumulative Total Returns" on page     if these transactional costs were
about actual account values and actual       7.                                           included, your costs would have been
expenses. You may use the information in                                                  higher.
this table, together with the amount you
invested, to

===================================================================================================================================
                                    ACTUAL                                            HYPOTHETICAL
                                                                          (5% ANNUAL BEFORE RETURN EXPENSES)
                     BEGINNING            ENDING            EXPENSES            ENDING            EXPENSES          ANNUALIZED
    SHARE          ACCOUNT VALUE      ACCOUNT VALUE       PAID DURING       ACCOUNT VALUE       PAID DURING          EXPENSE
    CLASS             (5/1/05)        (10/31/05)(1)      PERIOD(2),(3)        (10/31/05)       PERIOD(2),(4)          RATIO
     A              $1,000.00           $1,065.60         $    7.50           $1,017.95          $    7.32            1.44%
     B               1,000.00            1,061.50             11.17            1,014.37              10.92            2.15
     C               1,000.00            1,061.50             11.17            1,014.37              10.92            2.15
     R               1,000.00            1,065.00              8.59            1,016.89               8.39            1.65
  Investor           1,000.00            1,065.50              7.29            1,018.15               7.12            1.40

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2005, through October
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year. Effective on July 1, 2005, the distributor contractually agreed to reduce rule 12b-1 plan fees for Class A shares to 0.25%. The annualized expense ratio restated as if the agreement had been in effect throughout the entire most recent half year is 1.40% for Class A shares.

(3) The actual expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $7.29 for Class A shares.

(4) The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal year are $7.12 for Class A shares.

===================================================================================================================================

                                             [ARROW
                                             BUTTON  FOR MORE INFORMATION VISIT
                                             IMAGE]   AIMinvestments.com

AIM BLUE CHIP FUND


YOUR FUND'S LONG-TERM PERFORMANCE

   RESULTS OF A $10,000 INVESTMENT

   FUND AND INDEX DATA FROM 10/31/95

                                                    [MOUNTAIN CHART]

======================================================================================================================
       DATE                 AIM BLUE CHIP FUND-              S&P 500        RUSSELL 1000              LIPPER LARGE-CAP
                              CLASS A SHARES                  INDEX         GROWTH INDEX                GROWTH INDEX
    10/31/95                      $9450                      $10000            $10000                     $10000
       11/95                       9826                       10438             10389                      10315
       12/95                       9957                       10640             10448                      10319
        1/96                      10130                       11001             10798                      10622
        2/96                      10391                       11104             10995                      10861
        3/96                      10539                       11211             11009                      10866
        4/96                      10737                       11376             11299                      11125
        5/96                      11096                       11669             11694                      11453
        6/96                      11150                       11713             11710                      11350
        7/96                      10676                       11196             11024                      10742
        8/96                      10927                       11432             11308                      11065
        9/96                      11657                       12075             12132                      11835
       10/96                      11895                       12408             12205                      11982
       11/96                      12584                       13345             13121                      12757
       12/96                      12322                       13081             12864                      12440
        1/97                      13034                       13898             13766                      13229
        2/97                      13074                       14007             13673                      13039
        3/97                      12372                       13432             12933                      12371
        4/97                      13174                       14233             13792                      13049
        5/97                      13982                       15104             14787                      13935
        6/97                      14625                       15775             15379                      14519
        7/97                      15945                       17030             16739                      15906
        8/97                      15118                       16077             15760                      15039
        9/97                      16010                       16957             16535                      15869
       10/97                      15427                       16391             15924                      15318
       11/97                      15995                       17149             16600                      15659
       12/97                      16255                       17443             16786                      15873
        1/98                      16454                       17636             17288                      16153
        2/98                      17584                       18907             18589                      17387
        3/98                      18393                       19875             19330                      18196
        4/98                      18719                       20078             19597                      18501
        5/98                      18286                       19734             19041                      18087
        6/98                      19136                       20535             20207                      19123
        7/98                      18989                       20318             20074                      19114
        8/98                      16112                       17382             17061                      15992
        9/98                      17034                       18497             18372                      17155
       10/98                      18414                       19999             19848                      18262
       11/98                      19590                       21211             21358                      19516
       12/98                      21199                       22432             23284                      21662
        1/99                      22017                       23370             24651                      23068
        2/99                      21235                       22643             23525                      22121
        3/99                      22282                       23549             24764                      23378
        4/99                      22527                       24461             24795                      23458
        5/99                      21863                       23884             24033                      22681
        6/99                      23238                       25206             25717                      24258
        7/99                      22594                       24422             24899                      23497
        8/99                      22416                       24301             25306                      23501
        9/99                      22196                       23636             24775                      23263
       10/99                      23754                       25131             26646                      25047
       11/99                      24521                       25642             28083                      26285
       12/99                      26638                       27150             31004                      29204
        1/00                      25759                       25786             29550                      28032
        2/00                      26163                       25299             30995                      29506
        3/00                      28478                       27772             33213                      31577
        4/00                      27251                       26937             31633                      29133
        5/00                      26376                       26385             30040                      27456
        6/00                      27592                       27034             32317                      29272
        7/00                      27369                       26612             30969                      28679
        8/00                      29041                       28264             33774                      31159
        9/00                      27185                       26772             30579                      28783
       10/00                      26511                       26659             29132                      27261
       11/00                      24059                       24559             24838                      23603
       12/00                      24167                       24679             24052                      23457
        1/01                      24658                       25554             25713                      24139
        2/01                      21423                       23226             21348                      20402
        3/01                      19321                       21755             19025                      18283
        4/01                      21315                       23444             21431                      20245
        5/01                      21268                       23602             21116                      20091
        6/01                      20456                       23027             20627                      19512
        7/01                      19781                       22801             20111                      18813
        8/01                      18216                       21375             18467                      17383
        9/01                      16544                       19649             16623                      15635
       10/01                      17202                       20024             17495                      16284
       11/01                      18597                       21559             19176                      17776
       12/01                      18627                       21748             19140                      17858
        1/02                      18243                       21431             18801                      17454
        2/02                      17568                       21018             18021                      16732
        3/02                      18304                       21808             18645                      17405
        4/02                      16955                       20486             17123                      16246
        5/02                      16572                       20336             16709                      15950
        6/02                      15422                       18888             15163                      14651
        7/02                      14380                       17416             14329                      13549
        8/02                      14456                       17530             14372                      13624
        9/02                      13014                       15627             12881                      12304
       10/02                      14134                       17001             14063                      13251
       11/02                      14548                       18000             14827                      13799
       12/02                      13704                       16943             13803                      12838
        1/03                      13320                       16500             13468                      12542
        2/03                      13259                       16253             13406                      12407
        3/03                      13488                       16410             13655                      12640
        4/03                      14500                       17761             14665                      13565
        5/03                      15160                       18696             15397                      14229
        6/03                      15205                       18935             15609                      14347
        7/03                      15573                       19269             15997                      14763
        8/03                      15849                       19644             16395                      15127
        9/03                      15573                       19436             16220                      14805
       10/03                      16386                       20535             17131                      15703
       11/03                      16540                       20715             17310                      15852
       12/03                      17169                       21801             17909                      16299
        1/04                      17352                       22201             18275                      16612
        2/04                      17489                       22509             18391                      16683
        3/04                      17274                       22170             18050                      16497
        4/04                      16815                       21822             17840                      16127
        5/04                      17075                       22121             18172                      16419
        6/04                      17260                       22551             18399                      16654
        7/04                      16525                       21805             17359                      15669
        8/04                      16449                       21892             17273                      15559
        9/04                      16556                       22129             17438                      15923
       10/04                      16771                       22467             17710                      16115
       11/04                      17369                       23376             18319                      16834
       12/04                      17906                       24171             19037                      17514
        1/05                      17507                       23582             18402                      16911
        2/05                      17645                       24078             18598                      17022
        3/05                      17276                       23652             18259                      16712
        4/05                      16832                       23204             17912                      16348
        5/05                      17430                       23942             18778                      17256
        6/05                      17369                       23976             18709                      17290
        7/05                      18090                       24867             19623                      18160
        8/05                      17737                       24640             19371                      17966
        9/05                      17982                       24840             19460                      18181
       10/05                      17940                       24425             19271                      18063
======================================================================================================================
                                                                                                  SOURCE: LIPPER, INC


The data shown in the chart include             This chart, which is a logarithmic
reinvested distributions, applicable         chart, presents the fluctuations in the
sales charges, Fund expenses and             value of the Fund and its indexes. We
management fees. Index results include       believe that a logarithmic chart is more
reinvested dividends, but they do not        effective than other types of charts in
reflect sales charges. Performance of an     illustrating changes in value during the
index of funds reflects fund expenses        early years shown in the chart. The
and management fees; performance of a        vertical axis, the one that indicates
market index does not. Performance shown     the dollar value of an investment, is
in the chart and table(s) does not           constructed with each segment
reflect deduction of taxes a shareholder     representing a percent change in the
would pay on Fund distributions or sale      value of the investment. In this chart,
of Fund shares. Performance of the           each segment represents a doubling, or
indexes does not reflect the effects of      100% change, in the value of the
taxes.                                       investment. In other words, the space
                                             between $5,000 and $10,000 is the same
                                             size as the space between $10,000 and
                                             $20,000.


AIM BLUE CHIP FUND


========================================     ========================================     ========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS
                                                                                          CUMULATIVE TOTAL RETURNS
As of 10/31/05, including applicable         As of 9/30/05, most recent calendar
sales charges                                quarter-end, including applicable sales      6 months ended 10/31/05, excluding
                                             charges                                      applicable sales charges
CLASS A SHARES
Inception (2/4/87)              8.23%        CLASS A SHARES                               Class A Shares                    6.56%
10 Years                        6.02         Inception (2/4/87)                8.29%      Class B Shares                    6.15
 5 Years                       -8.56         10 Years                          5.96       Class C Shares                    6.15
 1 Year                         1.04          5 Years                         -8.96       Class R Shares                    6.50
                                              1 Year                           2.62       Investor Class Shares             6.55
CLASS B SHARES
Inception (10/1/96)             4.20%        CLASS B SHARES                               ========================================
 5 Years                       -8.50         Inception (10/1/96)               4.27%
 1 Year                         1.15          5 Years                         -8.89
                                              1 Year                           2.89
CLASS C SHARES
Inception (8/4/97)              0.80%        CLASS C SHARES
 5 Years                       -8.12         Inception (8/4/97)                0.85%
 1 Year                         5.15          5 Years                         -8.53
                                              1 Year                           6.89
CLASS R SHARES
10 Years                        6.46%        CLASS R SHARES
 5 Years                       -7.65         10 Years                          6.40%
 1 Year                         6.69          5 Years                         -8.07
                                              1 Year                           8.36
INVESTOR CLASS SHARES
10 Years                        6.64%        INVESTOR CLASS SHARES
 5 Years                       -7.48         10 Years                          6.59%
 1 Year                         6.93           5 Years                        -7.88
                                               1 Year                          8.69
========================================     ========================================

CLASS R SHARES' INCEPTION DATE IS JUNE          THE PERFORMANCE DATA QUOTED REPRESENT     BEGINNING OF THE SEVENTH YEAR. THE CDSC
3, 2002. RETURNS SINCE THAT DATE ARE         PAST PERFORMANCE AND CANNOT GUARANTEE        ON CLASS C SHARES IS 1% FOR THE FIRST
HISTORICAL RETURNS. ALL OTHER RETURNS        COMPARABLE FUTURE RESULTS; CURRENT           YEAR AFTER PURCHASE. CLASS R SHARES DO
ARE BLENDED RETURNS OF HISTORICAL CLASS      PERFORMANCE MAY BE LOWER OR HIGHER.          NOT HAVE A FRONT-END SALES CHARGE;
R SHARE PERFORMANCE AND RESTATED CLASS A     PLEASE VISIT AIMINVESTMENTS.COM FOR THE      RETURNS SHOWN ARE AT NET ASSET VALUE AND
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      MOST RECENT MONTH-END PERFORMANCE.           DO NOT REFLECT A 0.75% CDSC THAT MAY BE
THE INCEPTION DATE OF CLASS R SHARES) AT     PERFORMANCE FIGURES REFLECT REINVESTED       IMPOSED ON A TOTAL REDEMPTION OF
NET ASSET VALUE, ADJUSTED TO REFLECT THE     DISTRIBUTIONS, CHANGES IN NET ASSET          RETIREMENT PLAN ASSETS WITHIN THE FIRST
HIGHER RULE 12b-1 FEES APPLICABLE TO         VALUE AND THE EFFECT OF THE MAXIMUM          YEAR. INVESTOR CLASS SHARES DO NOT HAVE
CLASS R SHARES.                              SALES CHARGE UNLESS OTHERWISE STATED.        A FRONT-END SALES CHARGE OR A CDSC;
                                             INVESTMENT RETURN AND PRINCIPAL VALUE        THEREFORE, PERFORMANCE IS AT NET ASSET
   INVESTOR CLASS SHARES' INCEPTION DATE     WILL FLUCTUATE SO THAT YOU MAY HAVE A        VALUE.
IS SEPTEMBER 30, 2003. RETURNS SINCE         GAIN OR LOSS WHEN YOU SELL SHARES.
THAT DATE ARE HISTORICAL RETURNS. ALL                                                        THE PERFORMANCE OF THE FUND'S SHARE
OTHER RETURNS ARE BLENDED RETURNS OF            CLASS A SHARE PERFORMANCE REFLECTS        CLASSES WILL DIFFER DUE TO DIFFERENT
HISTORICAL INVESTOR CLASS SHARE              THE MAXIMUM 5.50% SALES CHARGE, AND          SALES CHARGE STRUCTURES AND CLASS
PERFORMANCE AND RESTATED CLASS A SHARE       CLASS B AND CLASS C SHARE PERFORMANCE        EXPENSES.
PERFORMANCE (FOR PERIODS PRIOR TO THE        REFLECTS THE APPLICABLE CONTINGENT
INCEPTION DATE OF INVESTOR CLASS SHARES)     DEFERRED SALES CHARGE (CDSC) FOR THE
AT NET ASSET VALUE AND REFLECT THE           PERIOD INVOLVED. THE CDSC ON CLASS B
HIGHER RULE 12b-1 FEES APPLICABLE TO         SHARES DECLINES FROM 5% BEGINNING AT THE
CLASS A SHARES.                              TIME OF PURCHASE TO 0% AT THE

AIM BLUE CHIP FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Equity          o The quality of services to be provided      o Fees relative to those of clients of
Funds (the "Board") oversees the             by AIM. The Board reviewed the                AIM with comparable investment
management of AIM Blue Chip Fund (the        credentials and experience of the             strategies. The Board reviewed the
"Fund") and, as required by law,             officers and employees of AIM who will        advisory fee rate for the Fund under the
determines annually whether to approve       provide investment advisory services to       Advisory Agreement. The Board noted that
the continuance of the Fund's advisory       the Fund. In reviewing the                    this rate (i) was the same as the
agreement with A I M Advisors, Inc.          qualifications of AIM to provide              advisory fee rates for a variable
("AIM"). Based upon the recommendation       investment advisory services, the Board       insurance fund advised by AIM and
of the Investments Committee of the          reviewed the qualifications of AIM's          offered to insurance company separate
Board, which is comprised solely of          investment personnel and considered such      accounts with investment strategies
independent trustees, at a meeting held      issues as AIM's portfolio and product         comparable to those of the Fund; and
on June 30, 2005, the Board, including       review process, various back office           (ii) was higher than the sub-advisory
all of the independent trustees,             support functions provided by AIM and         fee rates for three unaffiliated mutual
approved the continuance of the advisory     AIM's equity and fixed income trading         funds for which an AIM affiliate serves
agreement (the "Advisory Agreement")         operations. Based on the review of these      as sub-advisor, although the total
between the Fund and AIM for another         and other factors, the Board concluded        management fees paid by such
year, effective July 1, 2005.                that the quality of services to be            unaffiliated mutual funds were higher
                                             provided by AIM was appropriate and that      than the advisory fee rate for the Fund.
   The Board considered the factors          AIM currently is providing satisfactory       The Board noted that AIM has agreed to
discussed below in evaluating the            services in accordance with the terms of      waive advisory fees of the Fund, as
fairness and reasonableness of the           the Advisory Agreement.                       discussed below. Based on this review,
Advisory Agreement at the meeting on                                                       the Board concluded that the advisory
June 30, 2005 and as part of the Board's     o The performance of the Fund relative        fee rate for the Fund under the Advisory
ongoing oversight of the Fund. In their      to comparable funds. The Board reviewed       Agreement was fair and reasonable.
deliberations, the Board and the             the performance of the Fund during the
independent trustees did not identify        past one, three and five calendar years
any particular factor that was               against the performance of funds advised      o Fees relative to those of comparable
controlling, and each trustee attributed     by other advisors with investment             funds with other advisors. The Board
different weights to the various             strategies comparable to those of the         reviewed the advisory fee rate for the
factors.                                     Fund. The Board noted that the Fund's         Fund under the Advisory Agreement. The
                                             performance in such periods was below         Board compared effective contractual
   One of the responsibilities of the        the median performance of such                advisory fee rates at a common asset
Senior Officer of the Fund, who is           comparable funds. The Board noted that,       level and noted that the Fund's rate was
independent of AIM and AIM's affiliates,     effective July 1, 2005, AIM will change       comparable to the median rate of the
is to manage the process by which the        the Fund's portfolio management team,         funds advised by other advisors with
Fund's proposed management fees are          which change will need time to be             investment strategies comparable to
negotiated to ensure that they are           evaluated before a conclusion can be          those of the Fund that the Board
negotiated in a manner which is at arm's     made that the change has addressed the        reviewed. The Board noted that AIM has
length and reasonable. To that end, the      Fund's under-performance. Based on this       agreed to waive advisory fees of the
Senior Officer must either supervise a       review, the Board concluded that no           Fund, as discussed below. Based on this
competitive bidding process or prepare       changes should be made to the Fund and        review, the Board concluded that the
an independent written evaluation. The       that it was not necessary to further          advisory fee rate for the Fund under the
Senior Officer has recommended an            change the Fund's portfolio management        Advisory Agreement was fair and
independent written evaluation in lieu       team at this time.                            reasonable.
of a competitive bidding process and,
upon the direction of the Board, has         o The performance of the Fund relative        o Expense limitations and fee waivers.
prepared such an independent written         to indices. The Board reviewed the            The Board noted that AIM has
evaluation. Such written evaluation also     performance of the Fund during the past       contractually agreed to waive advisory
considered certain of the factors            one, three and five calendar years            fees of the Fund through December 31,
discussed below. In addition, as             against the performance of the Lipper         2009 to the extent necessary so that the
discussed below, the Senior Officer made     Large Cap Growth Fund Index. The Board        advisory fees payable by the Fund do not
certain recommendations to the Board in      noted that the Fund's performance in          exceed a specified maximum advisory fee
connection with such written evaluation.     such periods was below the performance        rate, which maximum rate includes break
                                             of such Index. The Board noted that,          points and is based on net asset levels.
   The discussion below serves as a          effective July 1, 2005, AIM will change       The Board considered the contractual
summary of the Senior Officer's              the Fund's portfolio management team,         nature of this fee waiver and noted that
independent written evaluation and           which change will need time to be             it remains in effect until December 31,
recommendations to the Board in              evaluated before a conclusion can be          2009. The Board considered the effect
connection therewith, as well as a           made that the change has addressed the        this fee waiver would have on the Fund's
discussion of the material factors and       Fund's under-performance. Based on this       estimated expenses and concluded that
the conclusions with respect thereto         review, the Board concluded that no           the levels of fee waivers/expense
that formed the basis for the Board's        changes should be made to the Fund and        limitations for the Fund were fair and
approval of the Advisory Agreement.          that it was not necessary to further          reasonable.
After consideration of all of the            change the Fund's portfolio management
factors below and based on its informed      team at this time.                            o Breakpoints and economies of scale.
business judgment, the Board determined                                                    The Board reviewed the structure of the
that the Advisory Agreement is in the        o Meeting with the Fund's portfolio           Fund's advisory fee under the Advisory
best interests of the Fund and its           managers and investment personnel. With       Agreement, noting that it includes one
shareholders and that the compensation       respect to the Fund, the Board is             breakpoint. The Board reviewed the level
to AIM under the Advisory Agreement is       meeting periodically with such Fund's         of the Fund's advisory fees, and noted
fair and reasonable and would have been      portfolio managers and/or other               that such fees, as a percentage of the
obtained through arm's length                investment personnel and believes that        Fund's net assets, have decreased as net
negotiations.                                such individuals are competent and able       assets increased because the Advisory
                                             to continue to carry out their                Agreement includes a breakpoint. The
o The nature and extent of the advisory      responsibilities under the Advisory           Board noted that AIM has contractually
services to be provided by AIM. The          Agreement.                                    agreed to waive advisory fees of the
Board reviewed the services to be                                                          Fund through December 31, 2009 to the
provided by AIM under the Advisory           o Overall performance of AIM. The Board       extent necessary so that the advisory
Agreement. Based on such review, the         considered the overall performance of         fees payable by the Fund do not exceed a
Board concluded that the range of            AIM in providing investment advisory and      specified maximum advisory fee rate,
services to be provided by AIM under the     portfolio administrative services to the      which maximum rate includes breakpoints
Advisory Agreement was appropriate and       Fund and concluded that such performance      and is based on net asset levels. The
that AIM currently is providing services     was satisfactory.                             Board concluded that
in accordance with the terms of the
Advisory Agreement.

                                                                                                                        (continued)

                                       8

AIM BLUE CHIP FUND


the Fund's fee levels under the Advisory     consider an additional advisory fee waiver   advisory services to the Fund, including
Agreement therefore reflect economies of     for the Fund due to the Fund's               administrative, transfer agency and
scale and that it was not necessary to       under-performance. The Board concluded       distribution services, and that AIM and
change the advisory fee breakpoints in       that such a fee waiver was not               its affiliates currently are providing
the Fund's advisory fee schedule.            appropriate for the Fund at this time        satisfactory non-investment advisory
                                             and that, rather than requesting such a      services.
o Investments in affiliated money market     fee waiver from AIM, the Board should
funds. The Board also took into account      closely monitor the Fund's performance       o Other factors and current trends. In
the fact that uninvested cash and cash       under the new portfolio management team.     determining whether to continue the
collateral from securities lending                                                        Advisory Agreement for the Fund, the
arrangements (collectively, "cash            o Profitability of AIM and its               Board considered the fact that AIM,
balances") of the Fund may be invested       affiliates. The Board reviewed               along with others in the mutual fund
in money market funds advised by AIM         information concerning the profitability     industry, is subject to regulatory
pursuant to the terms of an SEC              of AIM's (and its affiliates')               inquiries and litigation related to a
exemptive order. The Board found that        investment advisory and other activities     wide range of issues. The Board also
the Fund may realize certain benefits        and its financial condition. The Board       considered the governance and compliance
upon investing cash balances in AIM          considered the overall profitability of      reforms being undertaken by AIM and its
advised money market funds, including a      AIM, as well as the profitability of AIM     affiliates, including maintaining an
higher net return, increased liquidity,      in connection with managing the Fund.        internal controls committee and
increased diversification or decreased       The Board noted that AIM's operations        retaining an independent compliance
transaction costs. The Board also found      remain profitable, although increased        consultant, and the fact that AIM has
that the Fund will not receive reduced       expenses in recent years have reduced        undertaken to cause the Fund to operate
services if it invests its cash balances     AIM's profitability. Based on the review     in accordance with certain governance
in such money market funds. The Board        of the profitability of AIM's and its        policies and practices. The Board
noted that, to the extent the Fund           affiliates' investment advisory and          concluded that these actions indicated a
invests in affiliated money market           other activities and its financial           good faith effort on the part of AIM to
funds, AIM has voluntarily agreed to         condition, the Board concluded that the      adhere to the highest ethical standards,
waive a portion of the advisory fees it      compensation to be paid by the Fund to       and determined that the current
receives from the Fund attributable to       AIM under its Advisory Agreement was not     regulatory and litigation environment to
such investment. The Board further           excessive.                                   which AIM is subject should not prevent
determined that the proposed securities                                                   the Board from continuing the Advisory
lending program and related procedures       o Benefits of soft dollars to AIM. The       Agreement for the Fund.
with respect to the lending Fund is in       Board considered the benefits realized
the best interests of the lending Fund       by AIM as a result of brokerage
and its respective shareholders. The         transactions executed through "soft
Board therefore concluded that the           dollar" arrangements. Under these
investment of cash collateral received       arrangements, brokerage commissions paid
in connection with the securities            by the Fund and/or other funds advised
lending program in the money market          by AIM are used to pay for research and
funds according to the procedures is in      execution services. This research is
the best interests of the lending Fund       used by AIM in making investment
and its respective shareholders.             decisions for the Fund. The Board
                                             concluded that such arrangements were
o Independent written evaluation and         appropriate.
recommendations of the Fund's Senior
Officer. The Board noted that, upon          o AIM's financial soundness in light of
their direction, the Senior Officer of       the Fund's needs. The Board considered
the Fund, who is independent of AIM and      whether AIM is financially sound and has
AIM's affiliates, had prepared an            the resources necessary to perform its
independent written evaluation in order      obligations under the Advisory
to assist the Board in determining the       Agreement, and concluded that AIM has
reasonableness of the proposed               the financial resources necessary to
management fees of the AIM Funds,            fulfill its obligations under the
including the Fund. The Board noted that     Advisory Agreement.
the Senior Officer's written evaluation
had been relied upon by the Board in         o Historical relationship between the
this regard in lieu of a competitive         Fund and AIM. In determining whether to
bidding process. In determining whether      continue the Advisory Agreement for the
to continue the Advisory Agreement for       Fund, the Board also considered the
the Fund, the Board considered the           prior relationship between AIM and the
Senior Officer's written evaluation and      Fund, as well as the Board's knowledge
the recommendation made by the Senior        of AIM's operations, and concluded that
Officer to the Board that the Board          it was beneficial to maintain the
consider implementing a process to           current relationship, in part, because
assist them in more closely monitoring       of such knowledge. The Board also
the performance of the AIM Funds. The        reviewed the general nature of the
Board concluded that it would be             non-investment advisory services
advisable to implement such a process as     currently performed by AIM and its
soon as reasonably practicable. The          affiliates, such as administrative,
Board noted that, effective July 1,          transfer agency and distribution
2005, AIM will change the Fund's             services, and the fees received by AIM
portfolio management team, which change      and its affiliates for performing such
will need time to be evaluated before a      services. In addition to reviewing such
conclusion can be made that the change       services, the trustees also considered
has addressed the Fund's                     the organizational structure employed by
under-performance. The Board also            AIM and its affiliates to provide those
considered the Senior Officer's              services. Based on the review of these
recommendation that the Board                and other factors, the Board concluded
                                             that AIM and its affiliates were
                                             qualified to continue to provide
                                             non-investment

  SUPPLEMENT TO ANNUAL REPORT DATED 10/31/05

AIM BLUE CHIP FUND

                                            ========================================

INSTITUTIONAL CLASS SHARES                  AVERAGE ANNUAL TOTAL RETURNS                      PLEASE NOTE THAT PAST PERFORMANCE
                                            For periods ended 10/31/05                  IS NOT INDICATIVE OF FUTURE RESULTS.
The following information has been                                                      MORE RECENT RETURNS MAY BE MORE OR LESS
prepared to provide Institutional Class     Inception (3/15/02)              -0.32%     THAN THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview      1 Year                          7.63      REINVESTMENT OF DISTRIBUTIONS AT NET
specific to their holdings.                   6 Months*                       6.96      ASSET VALUE. INVESTMENT RETURN AND
Institutional Class shares are offered      ========================================    PRINCIPAL VALUE WILL FLUCTUATE SO YOUR
exclusively to institutional investors,                                                 SHARES, WHEN REDEEMED, MAY BE WORTH MORE
including defined contribution plans        AVERAGE ANNUAL TOTAL RETURNS                OR LESS THAN THEIR ORIGINAL COST. SEE
that meet certain criteria.                 For periods ended 9/30/05, most recent      FULL REPORT FOR INFORMATION ON
                                            calendar quarter-end                        COMPARATIVE BENCHMARKS. PLEASE CONSULT
                                                                                        YOUR FUND PROSPECTUS FOR MORE
                                            Inception (3/15/02)             -0.26%      INFORMATION. FOR THE MOST CURRENT
                                              1 Year                         9.37       MONTH-END PERFORMANCE, PLEASE CALL
                                              6 Months*                      4.43       800-451-4246 OR VISIT AIMINVESTMENTS.COM.

                                            *Cumulative total return that has not
                                             been annualized

                                            ========================================

                                            INSTITUTIONAL CLASS SHARES HAVE NO SALES
                                            CHARGE; THEREFORE, PERFORMANCE IS AT NET
                                            ASSET VALUE (NAV). PERFORMANCE OF
                                            INSTITUTIONAL CLASS SHARES WILL DIFFER
                                            FROM PERFORMANCE OF OTHER SHARE CLASSES
                                            DUE TO DIFFERING SALES CHARGES AND
                                            CLASS EXPENSES.

========================================

NASDAQ SYMBOL                      ABCVX

========================================

                                                                                       Over for information on your Fund's expenses.

                                                 FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                          [YOUR GOALS.
                                                                         OUR SOLUTIONS.]                     [AIM INVESTMENTS LOGO]
                                                                    - REGISTERED TRADEMARK -                - REGISTERED TRADEMARK -
AIMINVESTMENTS.COM                      BCH-INS-1

  INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                     divide your account value by $1,000 (for          The hypothetical account values
                                            example, an $8,600 account value divided    and expenses may not be used to estimate
As a shareholder of the Fund, you incur     by $1,000 = 8.6), then multiply the         the actual ending account balance or
ongoing costs, including management         result by the number in the table under     expenses you paid for the period. You
fees and other Fund expenses. This          the heading entitled "Actual Expenses       may use this information to compare the
example is intended to help you             Paid During Period" to estimate the         ongoing costs of investing in the Fund
understand your ongoing costs (in           expenses you paid on your account during    and other funds. To do so, compare this
dollars) of investing in the Fund and to    this period.                                5% hypothetical example with the 5%
compare these costs with ongoing costs                                                  hypothetical examples that appear in the
of investing in other mutual funds. The     HYPOTHETICAL EXAMPLE FOR                    shareholder reports of the other funds.
example is based on an investment of        COMPARISON PURPOSES
$1,000 invested at the beginning of the                                                       Please note that the expenses
period and held for the entire period       The table below also provides               shown in the table are meant to
May 1, 2005, through October 31, 2005.      information about hypothetical account      highlight your ongoing costs only.
                                            values and hypothetical expenses based      Therefore, the hypothetical
ACTUAL EXPENSES                             on the Fund's actual expense ratio and      information is useful in comparing
                                            an assumed rate of return of 5% per year    ongoing costs only, and will not help
The table below provides information        before expenses, which is not the Fund's    you determine the relative total costs
about actual account values and actual      actual return. The Fund's actual            of owning different funds.
expenses. You may use the information in    cumulative total return after expenses
this table, together with the amount you    for the six months ended October 31,
invested, to estimate the expenses that     2005, appears in the table on the front
you paid over the period. Simply            of this supplement.

====================================================================================================================================

                                                 ACTUAL                                HYPOTHETICAL
                                                                            (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING            ENDING           EXPENSES            ENDING                EXPENSES       ANNUALIZED
   SHARE           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING        ACCOUNT VALUE          PAID DURING       EXPENSE
   CLASS              (5/1/05)        (10/31/05)(1)       PERIOD(2)          (10/31/05)             PERIOD(2)         RATIO
Institutional      $    1,000.00      $    1,069.60      $      3.76        $    1,021.58          $      3.67            0.72%

(1)   The actual ending account value is based on the actual total return of the Fund for the period May 1, 2005, through October
      31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended October 31, 2005, appears in the table on the front of this supplement.

(2)   Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

====================================================================================================================================

AIMINVESTMENTS.COM   BCH-INS-1

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2005


                                                  SHARES           VALUE
-----------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.21%

AEROSPACE & DEFENSE-4.25%

Boeing Co. (The)                                     234,589   $   15,163,833
-----------------------------------------------------------------------------
General Dynamics Corp.                               172,160       20,022,208
-----------------------------------------------------------------------------
Lockheed Martin Corp.                                340,424       20,616,077
-----------------------------------------------------------------------------
United Technologies Corp.                            483,046       24,770,599
=============================================================================
                                                                   80,572,717
=============================================================================

APPAREL RETAIL-0.59%

Chico's FAS, Inc.(a)                                 284,088       11,232,839
=============================================================================

APPLICATION SOFTWARE-1.16%

Amdocs Ltd.(a)                                       828,093       21,919,622
=============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.99%

Franklin Resources, Inc.                             211,862       18,722,245
=============================================================================

BIOTECHNOLOGY-5.29%

Amgen Inc.(a)                                        584,244       44,262,325
-----------------------------------------------------------------------------
Genentech, Inc.(a)                                   222,024       20,115,374
-----------------------------------------------------------------------------
Genzyme Corp.(a)                                     197,563       14,283,805
-----------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                             455,807       21,536,881
=============================================================================
                                                                  100,198,385
=============================================================================

COMMUNICATIONS EQUIPMENT-3.59%

Cisco Systems, Inc.(a)                             1,445,679       25,227,099
-----------------------------------------------------------------------------
QUALCOMM Inc.                                      1,076,399       42,797,624
=============================================================================
                                                                   68,024,723
=============================================================================

COMPUTER & ELECTRONICS RETAIL-0.89%

Best Buy Co., Inc.                                   379,619       16,801,937
=============================================================================

COMPUTER HARDWARE-1.94%

Apple Computer, Inc.(a)                              239,212       13,776,219
-----------------------------------------------------------------------------
Dell Inc.(a)                                         722,229       23,024,660
=============================================================================
                                                                   36,800,879
=============================================================================

COMPUTER STORAGE & PERIPHERALS-1.71%

EMC Corp.(a)                                       2,323,071       32,430,071
=============================================================================

CONSUMER FINANCE-1.82%

American Express Co.                                 361,514       17,992,552
-----------------------------------------------------------------------------
SLM Corp.                                            295,360       16,401,341
=============================================================================
                                                                   34,393,893
=============================================================================

DEPARTMENT STORES-3.01%

Federated Department Stores, Inc.                    206,373       12,665,111
-----------------------------------------------------------------------------

                                                  SHARES           VALUE
-----------------------------------------------------------------------------

DEPARTMENT STORES-(CONTINUED)

J.C. Penney Co., Inc.                                368,063       18,844,826
-----------------------------------------------------------------------------



Nordstrom, Inc.                                      736,029   $   25,503,405
=============================================================================
                                                                   57,013,342
=============================================================================

DIVERSIFIED BANKS-1.06%

Bank of America Corp.                                460,030       20,121,712
=============================================================================

DIVERSIFIED CHEMICALS-0.63%

Dow Chemical Co. (The)                               261,662       11,999,819
=============================================================================

DIVERSIFIED METALS & MINING-0.50%

BHP Billiton Ltd. (Australia)(b)                     615,000        9,543,856
=============================================================================

DRUG RETAIL-0.68%

CVS Corp.                                            526,285       12,846,617
=============================================================================

FOOTWEAR-1.33%

NIKE, Inc.-Class B                                   299,015       25,132,211
=============================================================================

GENERAL MERCHANDISE STORES-0.89%

Target Corp.                                         302,193       16,829,128
=============================================================================

HEALTH CARE EQUIPMENT-2.55%

Bard (C.R.), Inc.                                    161,015       10,044,116
-----------------------------------------------------------------------------
Medtronic, Inc.                                      423,243       23,980,948
-----------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                      312,786       14,250,530
=============================================================================
                                                                   48,275,594
=============================================================================

HEALTH CARE FACILITIES-1.11%

HCA Inc.                                             437,760       21,095,654
=============================================================================

HEALTH CARE SERVICES-1.65%

Express Scripts, Inc.(a)                             187,209       14,117,431
-----------------------------------------------------------------------------
Medco Health Solutions, Inc.(a)                      303,693       17,158,654
=============================================================================
                                                                   31,276,085
=============================================================================

HEALTH CARE SUPPLIES-1.69%

Alcon, Inc. (Switzerland)                            240,192       31,921,517
=============================================================================

HOME IMPROVEMENT RETAIL-2.13%

Home Depot, Inc. (The)                               981,982       40,300,541
=============================================================================

HOUSEHOLD PRODUCTS-3.18%

Procter & Gamble Co. (The)                         1,076,489       60,272,619
=============================================================================

HOUSEWARES & SPECIALTIES-0.92%

Fortune Brands, Inc.                                 229,967       17,470,593
=============================================================================

INDUSTRIAL CONGLOMERATES-0.73%

Tyco International Ltd.                              525,611       13,870,874
=============================================================================

INDUSTRIAL GASES-0.54%

Air Products and Chemicals, Inc.                     179,409       10,269,371
=============================================================================


                                                  SHARES           VALUE
-----------------------------------------------------------------------------

INTEGRATED OIL & GAS-2.23%

ConocoPhillips                                       492,122   $   32,174,936
-----------------------------------------------------------------------------
Occidental Petroleum Corp.                           128,252       10,116,518
=============================================================================
                                                                   42,291,454
=============================================================================

INTERNET RETAIL-1.24%

eBay Inc.(a)                                         594,336       23,535,706
=============================================================================

INTERNET SOFTWARE & SERVICES-1.58%

Yahoo! Inc.(a)                                       807,275       29,844,957
=============================================================================

INVESTMENT BANKING & BROKERAGE-4.55%

Goldman Sachs Group, Inc. (The)                      393,005       49,664,042
-----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                            333,535       21,593,056
-----------------------------------------------------------------------------
Schwab (Charles) Corp. (The)                         975,000       14,820,000
=============================================================================
                                                                   86,077,098
=============================================================================

MANAGED HEALTH CARE-7.45%

Aetna Inc.                                           541,828       47,984,288
-----------------------------------------------------------------------------
CIGNA Corp.                                          213,249       24,709,162
-----------------------------------------------------------------------------
UnitedHealth Group Inc.                              502,368       29,082,084
-----------------------------------------------------------------------------
WellPoint, Inc.(a)                                   526,454       39,315,585
=============================================================================
                                                                  141,091,119
=============================================================================

MULTI-LINE INSURANCE-2.09%

Genworth Financial Inc.-Class A(c)                   567,117       17,971,938
-----------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)        271,473       21,649,972
=============================================================================
                                                                   39,621,910
=============================================================================

OIL & GAS DRILLING-1.94%

ENSCO International Inc.                             381,834       17,407,812
-----------------------------------------------------------------------------
GlobalSantaFe Corp.                                  431,618       19,228,582
=============================================================================
                                                                   36,636,394
=============================================================================

OIL & GAS EQUIPMENT & SERVICES-3.47%

BJ Services Co.                                      887,866       30,853,343
-----------------------------------------------------------------------------
Schlumberger Ltd.                                    384,575       34,907,873
=============================================================================
                                                                   65,761,216
=============================================================================

OIL & GAS REFINING & MARKETING-1.91%

Valero Energy Corp.                                  342,832       36,079,640
=============================================================================

PHARMACEUTICALS-7.53%

Novartis A.G.-ADR (Switzerland)                      475,457       25,589,096
-----------------------------------------------------------------------------
Roche Holding A.G. (Switzerland)                     177,201       26,476,019
-----------------------------------------------------------------------------
Allergan, Inc.                                       174,786       15,608,390
-----------------------------------------------------------------------------
Johnson & Johnson                                  1,042,139       65,258,744
-----------------------------------------------------------------------------
Wyeth                                                217,212        9,678,967
=============================================================================
                                                                  142,611,216
=============================================================================

                                                  SHARES           VALUE
-----------------------------------------------------------------------------


PROPERTY & CASUALTY INSURANCE-1.48%

Allstate Corp. (The)                                 530,010   $   27,979,228
=============================================================================

RAILROADS-1.56%

Canadian National Railway Co. (Canada)               229,967       16,668,008
-----------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                   206,951       12,843,379
=============================================================================
                                                                   29,511,387
=============================================================================

RESTAURANTS-1.60%

Starbucks Corp.(a)                                   533,700       15,093,036
-----------------------------------------------------------------------------
YUM! Brands, Inc.                                    299,015       15,210,893
=============================================================================
                                                                   30,303,929
=============================================================================

SEMICONDUCTOR EQUIPMENT-0.86%

KLA-Tencor Corp.                                     349,669       16,186,178
=============================================================================

SEMICONDUCTORS-4.80%

Marvell Technology Group Ltd. (Singapore)(a)         258,568       12,000,141
-----------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)                                1,281,575       10,355,126
-----------------------------------------------------------------------------
Analog Devices, Inc.                                 962,358       33,470,811
-----------------------------------------------------------------------------
Freescale Semiconductor Inc.-Class B(a)              602,208       14,380,727
-----------------------------------------------------------------------------
Microchip Technology Inc.                            376,359       11,354,751
-----------------------------------------------------------------------------
Texas Instruments Inc.                               328,304        9,373,079
=============================================================================
                                                                   90,934,635
=============================================================================

SOFT DRINKS-1.19%

PepsiCo, Inc.                                        381,834       22,558,753
=============================================================================

SYSTEMS SOFTWARE-6.01%

Microsoft Corp.                                    1,896,274       48,734,242
-----------------------------------------------------------------------------
Oracle Corp.(a)                                    2,907,330       36,864,944
-----------------------------------------------------------------------------
Symantec Corp.(a)                                  1,182,192       28,195,279
=============================================================================
                                                                  113,794,465
=============================================================================

THRIFTS & MORTGAGE FINANCE-0.89%

MGIC Investment Corp.                                283,445       16,791,282
=============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,481,301,634)                           1,840,947,411
=============================================================================

MONEY MARKET FUNDS-2.83%

Liquid Assets Portfolio-Institutional
  Class(d)                                        26,833,535       26,833,535
-----------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)       26,833,535       26,833,535
=============================================================================
    Total Money Market Funds (Cost
      $53,667,070)                                                 53,667,070
=============================================================================
TOTAL INVESTMENTS-100.04% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,534,968,704)                                               1,894,614,481
=============================================================================


                                                  SHARES           VALUE
-----------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.61%

Liquid Assets Portfolio-Institutional
  Class(d)(e)                                     11,619,200   $   11,619,200
=============================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $11,619,200)                                           11,619,200
=============================================================================
TOTAL INVESTMENTS-100.65% (Cost
  $1,546,587,904)                                               1,906,233,681
=============================================================================
OTHER ASSETS LESS LIABILITIES-(0.65%)                             (12,367,151)
=============================================================================
NET ASSETS-100.00%                                             $1,893,866,530
_____________________________________________________________________________
=============================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The value of this security at October 31, 2005 represented 0.50% of the Fund's Total Net Assets. See Note 1A.
(c) All or a portion of this security has been pledged as collateral for securities lending transactions at October 31, 2005.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS:

Investments, at value (cost $1,481,301,634)*  $1,840,947,411
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $65,286,270)                              65,286,270
============================================================
     Total investments (cost $1,546,587,904)   1,906,233,681
============================================================
Receivables for:
  Investments sold                                18,233,856
------------------------------------------------------------
  Fund shares sold                                   820,836
------------------------------------------------------------
  Dividends                                        1,093,912
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               140,567
------------------------------------------------------------
Other assets                                          84,526
============================================================
     Total assets                              1,926,607,378
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                           13,776,567
------------------------------------------------------------
  Fund shares reacquired                           4,828,405
------------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                308,021
------------------------------------------------------------
  Collateral upon return of securities
     loaned                                       11,619,200
------------------------------------------------------------
Accrued distribution fees                            983,531
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             3,409
------------------------------------------------------------
Accrued transfer agent fees                          984,429
------------------------------------------------------------
Accrued operating expenses                           237,286
============================================================
     Total liabilities                            32,740,848
============================================================
Net assets applicable to shares outstanding   $1,893,866,530
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                 $2,886,882,000
------------------------------------------------------------
Undistributed net investment income                   34,123
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and option contracts                        (1,352,695,370)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                     359,645,777
============================================================
                                              $1,893,866,530
____________________________________________________________
============================================================


NET ASSETS:

Class A                                       $  934,228,345
____________________________________________________________
============================================================
Class B                                       $  762,710,041
____________________________________________________________
============================================================
Class C                                       $  161,877,532
____________________________________________________________
============================================================
Class R                                       $    6,799,649
____________________________________________________________
============================================================
Investor Class                                $   26,945,105
____________________________________________________________
============================================================
Institutional Class                           $    1,305,858
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           79,878,823
____________________________________________________________
============================================================
Class B                                           69,106,994
____________________________________________________________
============================================================
Class C                                           14,667,781
____________________________________________________________
============================================================
Class R                                              584,312
____________________________________________________________
============================================================
Investor Class                                     2,298,225
____________________________________________________________
============================================================
Institutional Class                                  108,924
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        11.70
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $11.70 divided by
       94.50%)                                $        12.38
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                    $        11.04
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                    $        11.04
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                    $        11.64
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
     share                                    $        11.72
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                    $        11.99
____________________________________________________________
============================================================

* At October 31, 2005 securities with an aggregate value of $11,506,639 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $34,156)         $  39,135,425
---------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $17,580, less compensation to
  counterparties of $450,700)                                       649,476
---------------------------------------------------------------------------
Interest                                                              4,872
===========================================================================
    Total investment income                                      39,789,773
===========================================================================

EXPENSES:

Advisory fees                                                    14,760,006
---------------------------------------------------------------------------
Administrative services fees                                        497,908
---------------------------------------------------------------------------
Custodian fees                                                      133,445
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                         3,542,018
---------------------------------------------------------------------------
  Class B                                                         9,086,134
---------------------------------------------------------------------------
  Class C                                                         1,902,879
---------------------------------------------------------------------------
  Class R                                                            33,519
---------------------------------------------------------------------------
  Investor Class                                                     73,611
---------------------------------------------------------------------------
Transfer agent fees-Class A, B, C, R & Investor                   8,905,699
---------------------------------------------------------------------------
Transfer agent fees-Institutional Class                               4,085
---------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           100,498
---------------------------------------------------------------------------
Other                                                               867,682
===========================================================================
    Total expenses                                               39,907,484
===========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                     (322,009)
===========================================================================
    Net expenses                                                 39,585,475
===========================================================================
Net investment income                                               204,298
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities (includes gains from securities sold
    to affiliates of $143,273)                                  337,770,458
---------------------------------------------------------------------------
  Foreign currencies                                                 58,517
---------------------------------------------------------------------------
  Option contracts written                                        1,837,075
===========================================================================
                                                                339,666,050
===========================================================================
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (183,235,293)
===========================================================================
Net gain from investment securities, foreign securities and
  option contracts                                              156,430,757
===========================================================================
Net increase in net assets resulting from operations          $ 156,635,055
___________________________________________________________________________
===========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2005 and 2004

                                                                   2005              2004
==============================================================================================
OPERATIONS:

  Net investment income (loss)                                $      204,298    $  (14,677,760)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures contracts and option contracts           339,666,050       141,551,945
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, futures
    contracts and option contracts                              (183,235,293)      (63,358,526)
==============================================================================================
    Net increase in net assets resulting from operations         156,635,055        63,515,659
==============================================================================================
Share transactions-net:
  Class A                                                       (383,177,483)     (236,834,043)
----------------------------------------------------------------------------------------------
  Class B                                                       (327,809,635)     (213,672,955)
----------------------------------------------------------------------------------------------
  Class C                                                        (73,463,942)      (73,035,331)
----------------------------------------------------------------------------------------------
  Class R                                                            386,057         4,401,189
----------------------------------------------------------------------------------------------
  Investor Class                                                  (7,248,038)       30,994,771
----------------------------------------------------------------------------------------------
  Institutional Class                                            (50,630,332)       48,256,952
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (841,943,373)     (439,889,417)
==============================================================================================
    Net increase (decrease) in net assets                       (685,308,318)     (376,373,758)
==============================================================================================

NET ASSETS:

  Beginning of year                                            2,579,174,848     2,955,548,606
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of $34,123 and $(228,692), respectively)           $1,893,866,530    $2,579,174,848
______________________________________________________________________________________________
==============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Blue Chip Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

K. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $350 million                                             0.75%
--------------------------------------------------------------------
Over $350 million                                             0.625%
 ___________________________________________________________________
====================================================================


    Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.695%
--------------------------------------------------------------------
Next $250 million                                             0.67%
--------------------------------------------------------------------
Next $500 million                                             0.645%
--------------------------------------------------------------------
Next $1.5 billion                                             0.62%
--------------------------------------------------------------------
Next $2.5 billion                                             0.595%
--------------------------------------------------------------------
Next $2.5 billion                                             0.57%
--------------------------------------------------------------------
Next $2.5 billion                                             0.545%
--------------------------------------------------------------------
Over $10 billion                                              0.52%
 ___________________________________________________________________
====================================================================


    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended October 31, 2005, AIM waived fees of $97,005.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $157,685.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended October 31, 2005, AIM was paid $497,908.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended October 31, 2005, the Fund paid AISI $8,905,699 for Class A, Class B, Class C, Class R and Investor Class share classes and $4,085 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net asset of Investor Class shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2005, the Class A, Class B, Class C, Class R and Investor Class shares paid $3,542,018, $9,086,134, $1,902,879, $33,519 and
$73,611, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2005, ADI advised the Fund that it retained $200,132 in front-end sales commissions from the sale of Class A shares and $2,563, $332,129, $14,496 and $0 from Class A, Class B, Class C and class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      10/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 7,279,701      $367,279,081      $(347,725,247)        $   --         $26,833,535     $315,004       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             7,279,701       367,279,081       (347,725,247)            --          26,833,535      316,892           --
==================================================================================================================================
  Subtotal        $14,559,402      $734,558,162      $(695,450,494)        $   --         $53,667,070     $631,896       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      10/31/05        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $    --          $  101,612,505    $   (89,993,305)       $   --        $11,619,200      $  6,367       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class           34,975,975         302,492,490       (337,468,465)           --             --            11,213           --
==================================================================================================================================
  Subtotal       $34,975,975      $  404,104,995    $  (427,461,770)       $   --        $11,619,200      $ 17,580       $   --
==================================================================================================================================
  Total          $49,535,377      $1,138,663,157    $(1,122,912,264)       $   --        $65,286,270      $649,476       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2005, the Fund engaged in securities purchases of $19,606,508 and sales of $2,841,270, which resulted in net realized gains of $143,273.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2005, the Fund received credits from this arrangement which resulted in the reduction of the Fund's total expenses of $67,319.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2005, the Fund paid legal fees of $9,757 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2005, securities with an aggregate value of $11,506,639 were on loan to brokers. The loans were secured by cash collateral of $11,619,200 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2005, the Fund received dividends on cash collateral of $17,580 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--OPTION CONTRACTS WRITTEN

                           TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
------------------------------------------------------------------------------------
Beginning of year                                                   --     $      --
------------------------------------------------------------------------------------
Opened                                                          29,728       923,763
------------------------------------------------------------------------------------
Closed                                                         (11,772)     (965,369)
------------------------------------------------------------------------------------
Expired                                                         (9,606)      968,559
------------------------------------------------------------------------------------
Exercised                                                       (8,350)     (926,953)
====================================================================================
End of year                                                         --     $      --
____________________________________________________________________________________
====================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long term capital gain distributions paid during the years ended October 31, 2005 and 2004.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2005, the components of net assets on a tax basis were as follows:

                                                                     2005
-------------------------------------------------------------------------------
Undistributed ordinary income                                   $       296,317
-------------------------------------------------------------------------------
Unrealized appreciation-investments                                 346,221,516
-------------------------------------------------------------------------------
Temporary book/tax differences                                         (262,194)
-------------------------------------------------------------------------------
Capital loss carryforward                                        (1,339,271,109)
-------------------------------------------------------------------------------
Shares of beneficial interest                                     2,886,882,000
===============================================================================
Total net assets                                                $ 1,893,866,530
_______________________________________________________________________________
===============================================================================


The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of October 31, 2005 to utilizing $1,331,656,313 of capital loss carryforward in the fiscal year ended October 31, 2006.

    The Fund utilized $312,409,743 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2005 which expires as follows:

                                                                 CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
------------------------------------------------------------------------------
October 31, 2009                                                $  618,799,608
------------------------------------------------------------------------------
October 31, 2010                                                   617,527,392
------------------------------------------------------------------------------
October 31, 2011                                                   102,944,109
==============================================================================
Total capital loss carryforward                                 $1,339,271,109
______________________________________________________________________________
==============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 3, 2003, the date of the reorganization of INVESCO Growth & Income Fund into the Fund, are realized on securities held in each fund on such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2005 was $1,319,466,310 and $2,189,914,793, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $361,738,910
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (15,517,394)
==============================================================================
Net unrealized appreciation of investment securities             $346,221,516
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,560,012,165.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currencies, on October 31, 2005, undistributed net investment income was increased by $58,517, undistributed net realized gain (loss) was decreased by $58,517. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently consists of six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

    Investor Class shares of the Fund are offered only to certain grandfathered investors.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                        2005(A)                           2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      10,213,457    $ 116,760,171     21,493,299    $ 237,822,246
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       3,723,262       40,297,776      7,106,647       75,074,355
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,418,945       15,372,152      2,785,689       29,371,888
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         210,476        2,402,543        672,346        7,394,140
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                  241,052        2,752,360        513,156        5,688,744
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           1,735,298       20,146,871      4,421,094       48,593,658
==========================================================================================================================
Issued in connection with acquisitions:(b)
  Class A                                                              --               --         63,333          676,707
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --         14,065          143,763
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --         98,131        1,002,254
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                       --               --      3,554,717       38,013,823
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       6,238,971       71,152,048      2,357,674       26,110,071
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (6,587,381)     (71,152,048)    (2,474,910)     (26,110,071)
==========================================================================================================================
Reacquired:
  Class A                                                     (49,587,784)    (571,089,702)   (45,616,888)    (501,443,066)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (27,383,877)    (296,955,363)   (25,052,874)    (262,781,002)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (8,189,944)     (88,836,094)    (9,864,695)    (103,409,473)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (176,404)      (2,016,486)      (270,057)      (2,992,951)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                 (870,159)     (10,000,398)    (1,149,919)     (12,707,797)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (6,029,755)     (70,777,203)       (30,273)        (336,706)
==========================================================================================================================
                                                              (75,043,843)   $(841,943,373)   (41,379,465)   $(439,889,417)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and in aggregate they own 6% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Growth & Income Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Growth & Income Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 3,730,246 shares of the Fund for 5,685,449 shares of INVESCO Growth & Income Fund outstanding as of the close of business on October 31, 2003. INVESCO Growth & Income Fund's net assets at that date of $39,836,547, including $4,907,031 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,958,513,063.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                           ----------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                           ----------------------------------------------------------------------
                                                             2005              2004           2003          2002          2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  10.94         $    10.69     $     9.22    $    11.22    $    17.29
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 0.04(a)           (0.02)         (0.02)        (0.04)(a)      (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                0.72               0.27           1.49         (1.96)        (6.03)
=================================================================================================================================
    Total from investment operations                           0.76               0.25           1.47         (2.00)        (6.07)
=================================================================================================================================
Net asset value, end of period                             $  11.70         $    10.94     $    10.69    $     9.22    $    11.22
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                6.95%              2.34%         15.94%       (17.82)%      (35.11)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $934,228         $1,236,434     $1,439,518    $1,402,589    $2,067,602
=================================================================================================================================
Ratio of expenses to average net assets                        1.42%(c)(d)        1.44%(d)       1.47%         1.40%         1.28%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                       0.32%(c)          (0.19)%        (0.17)%       (0.33)%       (0.29)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                          58%                29%            28%           28%           31%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,106,956,408.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.43% and 1.45% for the years ended October 31, 2005 and 2004, respectively.

                                                                                          CLASS B
                                                           ----------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                           ----------------------------------------------------------------------
                                                             2005              2004           2003          2002          2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  10.39         $    10.22     $     8.88    $    10.87    $    16.87
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.04)(a)          (0.10)         (0.08)        (0.10)(a)      (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                0.69               0.27           1.42         (1.89)        (5.87)
=================================================================================================================================
    Total from investment operations                           0.65               0.17           1.34         (1.99)        (6.00)
=================================================================================================================================
Net asset value, end of period                             $  11.04         $    10.39     $    10.22    $     8.88    $    10.87
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                6.26%              1.66%         15.09%       (18.31)%      (35.57)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $762,710         $1,032,774     $1,223,821    $1,198,513    $1,806,464
=================================================================================================================================
Ratio of expenses to average net assets                        2.10%(c)(d)        2.09%(d)       2.12%         2.05%         1.94%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      (0.36)%(c)         (0.84)%        (0.82)%       (0.98)%       (0.94)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                          58%                29%            28%           28%           31%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $908,613,446.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.11% and 2.10% for the years ended October 31, 2005 and 2004, respectively.

                                                                                         CLASS C
                                                              --------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------------
                                                                2005             2004         2003        2002        2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.39         $  10.22     $   8.88    $  10.87    $  16.86
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.04)(a)        (0.10)       (0.08)      (0.10)(a)    (0.13)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.69             0.27         1.42       (1.89)      (5.86)
============================================================================================================================
    Total from investment operations                              0.65             0.17         1.34       (1.99)      (5.99)
============================================================================================================================
Net asset value, end of period                                $  11.04         $  10.39     $  10.22    $   8.88    $  10.87
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                   6.26%            1.66%       15.09%     (18.31)%    (35.53)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $161,878         $222,840     $290,396    $302,555    $487,838
============================================================================================================================
Ratio of expenses to average net assets                           2.10%(c)(d)      2.09%(d)     2.12%       2.05%       1.94%
============================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.36)%(c)        (0.84)%      (0.82)%     (0.98)%     (0.94)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                             58%              29%          28%         28%         31%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $190,287,830.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.11% and 2.10% for the years ended October 31, 2005 and 2004, respectively.

                                                                                   CLASS R
                                                              -------------------------------------------------
                                                                                                  JUNE 2, 2002
                                                                                                   (DATE SALES
                                                                   YEAR ENDED OCTOBER 31,         COMMENCED) TO
                                                              --------------------------------     OCTOBER 31,
                                                               2005           2004       2003         2002
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.91         $10.66     $ 9.22      $  10.53
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.02(a)       (0.03)     (0.00)        (0.02)(a)
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.71           0.28       1.44         (1.29)
===============================================================================================================
    Total from investment operations                            0.73           0.25       1.44         (1.31)
===============================================================================================================
Net asset value, end of period                                $11.64         $10.91     $10.66      $   9.22
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                 6.69%          2.35%     15.62%       (12.44)%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $6,800         $6,000     $1,578      $     37
===============================================================================================================
Ratio of expenses to average net assets                         1.60%(c)(d)    1.59%(d)   1.62%         1.55%(e)
===============================================================================================================
Ratio of net investment income (loss) to average net assets     0.14%(c)      (0.34)%    (0.32)%       (0.49)%(e)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                                           58%            29%        28%           28%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $6,703,851.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.61% and 1.60% for the years ended October 31, 2005 and 2004, respectively.
(e)  Annualized.

                                                                             INVESTOR CLASS
                                                              ---------------------------------------------
                                                                                         SEPTEMBER 30, 2003
                                                                    YEAR ENDED              (DATE SALES
                                                                    OCTOBER 31,            COMMENCED) TO
                                                              -----------------------       OCTOBER 31,
                                                               2005            2004             2003
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.96         $ 10.69          $10.16
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.04(a)         0.24           (0.00)
===========================================================================================================
  Net gains on securities (both realized and unrealized)         0.72            0.03            0.53
===========================================================================================================
    Total from investment operations                             0.76            0.27            0.53
===========================================================================================================
Net asset value, end of period                                $ 11.72         $ 10.96          $10.69
___________________________________________________________________________________________________________
===========================================================================================================
Total return(a)                                                  6.93%           2.53%           5.22%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $26,945         $32,084          $  100
===========================================================================================================
Ratio of expenses to average net assets                          1.35%(c)(d)     1.34%(d)         1.29%(e)
===========================================================================================================
Ratio of net investment income (loss) to average net assets      0.39%(c)       (0.09)%         (0.01)%(e)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                            58%             29%             28%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $29,444,536.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.36% and 1.35% for the years ended October 31, 2005 and 2004, respectively.
(e)  Annualized.

                                                                              INSTITUTIONAL CLASS
                                                              ---------------------------------------------------
                                                                                                   MARCH 15, 2002
                                                                                                    (DATE SALES
                                                                   YEAR ENDED OCTOBER 31,          COMMENCED) TO
                                                              ---------------------------------     OCTOBER 31,
                                                               2005           2004        2003          2002
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $11.14         $ 10.81     $ 9.26       $  12.13
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.12(a)         0.04       0.06           0.02(a)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.73            0.29       1.49          (2.89)
=================================================================================================================
    Total from investment operations                            0.85            0.33       1.55          (2.87)
=================================================================================================================
Net asset value, end of period                                $11.99         $ 11.14     $10.81       $   9.26
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(b)                                                 7.63%           3.05%     16.74%        (23.66)%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,306         $49,044     $  136       $    160
=================================================================================================================
Ratio of expenses to average net assets                         0.71%(c)(d)     0.74%(d)   0.77%          0.77%(e)
=================================================================================================================
Ratio of net investment income to average net assets            1.03%(c)        0.51%      0.53%          0.30%(e)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                           58%             29%        28%            28%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $49,594,938.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.72% and 0.75% for the years ended October 31, 2005 and 2004, respectively.
(e)  Annualized.

NOTE 15--CHANGE IN INDEPENDENT PUBLIC ACCOUNTING FIRM

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending October 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior fiscal year, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

    E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 16--SUBSEQUENT EVENT

The Board of Trustees of the Trust ("Seller") unanimously approved, on November 14, 2005, an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund ("Selling Fund") a series of Seller, would transfer all of its assets to AIM Large Cap Growth Fund ("Buying Fund"), a series of AIM Equity Funds ("the Reorganization"). Upon closing of the transaction, shareholders of Selling Fund will receive a corresponding class of shares of Buying Fund in exchange for their shares of Selling Fund, and Selling Fund will cease operations.

  The Agreement requires approval of Selling Fund shareholders. The Fund currently intends to submit the Agreement to the shareholders for their consideration at a meeting to be held on or around February 28, 2006. Additional information regarding the Agreement will be included in proxy materials to be mailed to shareholders for consideration. If the Agreement is approved by the shareholders of Selling Fund and certain conditions required by the Agreement are satisfied, the transaction is expected to become effective shortly thereafter.

NOTE 17--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec.. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor-Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Equity Funds and Shareholders of AIM Blue Chip Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Blue Chip Fund (one of the funds constituting AIM Equity Funds, hereafter referred to as the "Fund") at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended October 31, 2004 and the financial highlights for each of the periods ended on or before October 31, 2004 were audited by another independent registered public accounting firm whose report, dated December 15, 2004, expressed an unqualified opinion on those statements.

  As described in Note 16, on November 14, 2005, the Board of Trustees of the Fund approved a plan of merger for the Fund with AIM Large Cap Growth Fund. This merger is expected to take place in early 2006 upon the approval of the Fund's shareholders.

/s/ PRICEWATERHOUSECOOPERS LLP

December 19, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2005



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.
   President                                      (financial services holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc. (registered investment advisor);
                                                  Director, A I M Capital Management, Inc.
                                                  (registered investment advisor) and
                                                  A I M Distributors, Inc. (registered
                                                  broker dealer); Director and Chairman,
                                                  AIM Investment Services, Inc.
                                                  (registered transfer agent), Fund
                                                  Management Company (registered broker
                                                  dealer) and INVESCO Distributors, Inc.
                                                  (registered broker dealer); and Chief
                                                  Executive Officer, AMVESCAP PLC -- AIM
                                                  Division (parent of AIM and a global
                                                  investment management firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); and CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                        (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of October 31, 2005



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel,                2005           Retired                                    None
   Jr.(3) -- 1944
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc. (financial services holding
   Chief Compliance Officer                       company); Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

(3) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS (UNAUDITED)

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005, July 31, 2005 and October 31, 2005 are 2.58%, 2.36%, 4.51% and 9.73%, respectively.



             DOMESTIC EQUITY                              SECTOR EQUITY
                                                                                             AIM ALLOCATION SOLUTIONS
AIM Aggressive Growth Fund                   AIM Advantage Health Sciences Fund
AIM Basic Balanced Fund*                     AIM Energy Fund                         AIM Conservative Allocation Fund
AIM Basic Value Fund                         AIM Financial Services Fund             AIM Growth Allocation Fund(2)
AIM Blue Chip Fund                           AIM Global Health Care Fund             AIM Moderate Allocation Fund
AIM Capital Development Fund                 AIM Global Real Estate Fund             AIM Moderate Growth Allocation Fund
AIM Charter Fund                             AIM Gold & Precious Metals Fund         AIM Moderately Conservative Allocation Fund
AIM Constellation Fund                       AIM Leisure Fund
AIM Diversified Dividend Fund                AIM Multi-Sector Fund                            DIVERSIFIED PORTFOLIOS
AIM Dynamics Fund                            AIM Real Estate Fund(1)
AIM Large Cap Basic Value Fund               AIM Technology Fund                     AIM Income Allocation Fund
AIM Large Cap Growth Fund                    AIM Utilities Fund                      AIM International Allocation Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund(1)                            FIXED INCOME
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                     TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund                   AIM Floating Rate Fund
AIM Premier Equity Fund                      AIM High Yield Fund
AIM S&P 500 Index Fund                       AIM Income Fund
AIM Select Equity Fund                       AIM Intermediate Government Fund
AIM Small Cap Equity Fund                    AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund(1)                 AIM Money Market Fund
AIM Small Company Growth Fund                AIM Short Term Bond Fund
AIM Summit Fund                              AIM Total Return Bond Fund
AIM Trimark Endeavor Fund                    Premier Portfolio
AIM Trimark Small Companies Fund             Premier U.S. Government Money Portfolio
AIM Weingarten Fund
*Domestic equity and income fund             TAX-FREE

      INTERNATIONAL/GLOBAL EQUITY            AIM High Income Municipal Fund(1)
                                             AIM Municipal Bond Fund
AIM Asia Pacific Growth Fund                 AIM Tax-Exempt Cash Fund
AIM Developing Markets Fund                  AIM Tax-Free Intermediate Fund
AIM European Growth Fund                     Premier Tax-Exempt Portfolio
AIM European Small Company Fund(1)
AIM Global Aggressive Growth Fund            ======================================================================================
AIM Global Equity Fund                       CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS
AIM Global Growth Fund                       AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR
AIM Global Value Fund                        AND READ IT CAREFULLY BEFORE INVESTING.
AIM International Core Equity Fund           ================================================================================
AIM International Growth Fund
AIM International Small Company Fund(1)
AIM Trimark Fund


(1) This fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the fund, please see the appropriate prospectus.

(2) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after January 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of September 30, 2005.

AIMinvestments.com                  BCH-AR-1           A I M Distributors, Inc.


                                  [YOUR GOALS. OUR SOLUTIONS.] --Registered Trademark--
---------------------------------------------------------------------------------------
Mutual   Retirement    Annuities    College      Separately    Offshore      Cash         [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products                   Savings      Managed       Products      Management        -- Registered Trademark--
                                    Plans        Accounts
---------------------------------------------------------------------------------------

                                                    AIM CAPITAL DEVELOPMENT FUND
                                Annual Report to Shareholders o October 31, 2005


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--                          --Registered Trademark--

AIM CAPITAL DEVELOPMENT FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2005, and is based on total net assets.


ABOUT SHARE CLASSES                          o The unmanaged MSCI WORLD INDEX is a       Classification Standard, which was
                                             group of global securities tracked by       developed by and is the exclusive property
o Class B shares are not available as an     Morgan Stanley Capital International Inc.   and a service mark of Morgan Stanley
investment for retirement plans                                                          Capital International Inc. and Standard &
maintained pursuant to Section 401 of the   o The unmanaged RUSSELL MIDCAP               Poor's.
Internal Revenue Code, including 401(k)      --Registered Trademark--GROWTH INDEX is a
plans, money purchase pension plans and      subset of the Russell Midcap Index, which   The Fund provides a complete list of its
profit sharing plans. Plans that have        represents the performance of the stocks    holdings four times in each fiscal year,
existing accounts invested in Class B        of domestic mid-capitalization companies;   at the quarter-ends. For the second and
shares prior to September 30, 2003, will     the Growth subset measures the performance  fourth quarters, the lists appear in the
continue to be allowed to make additional    of Russell Midcap companies with higher     Fund's semiannual and annual reports to
purchases.                                   price/book ratios and higher forecasted     shareholders. For the first and third
                                             growth values.                              quarters, the Fund files the lists with
o Investor Class shares are closed to most                                               the Securities and Exchange Commission
investors. For more information on who may   o The unmanaged LIPPER MID-CAP GROWTH FUND  (SEC) on Form N-Q. The most recent list of
continue to invest in the Investor Class     INDEX represents an average of the          portfolio holdings is available at
shares, please see the prospectus.           performance of the 30 largest               AIMinvestments.com. From our home page,
                                             mid-capitalization growth funds tracked by  click on Products & Performance, then
o Class R shares are available only to       Lipper, Inc., an independent mutual fund    Mutual Funds, then Fund Overview. Select
certain retirement plans. Please see the     performance monitor.                        your Fund from the drop-down menu and
prospectus for more information.                                                         click on Complete Quarterly Holdings.
                                             o The Fund is not managed to track the      Shareholders can also look up the Fund's
PRINCIPAL RISKS OF INVESTING IN THE FUND     performance of any particular index,        Forms N-Q on the SEC's Web site at sec.gov.
                                             including the indexes defined here, and     And copies of the Fund's Forms N-Q may be
o Investing in smaller companies involves    consequently, the performance of the Fund   reviewed and copied at the SEC's Public
risks not associated with investing in       may deviate significantly from the          Reference Room at 450 Fifth Street, N.W.,
more established companies, including        performance of the indexes.                 Washington, D.C. 20549-0102. You can
business risk, significant stock price                                                   obtain information on the operation of the
fluctuations and illiquidity.                o A direct investment cannot be made in an  Public Reference Room, including
                                             index. Unless otherwise indicated, index    information about duplicating fee charges,
o The Fund may invest up to 25% of its       results include reinvested dividends, and   by calling 202-942-8090 or 800-732-0330,
assets in the securities of non-U.S.         they do not reflect sales charges.          or by electronic request at the following
issuers. International investing presents    Performance of an index of funds reflects   e-mail address: publicinfo@sec.gov. The
certain risks not associated with            fund expenses; performance of a market      SEC file numbers for the Fund are
investing solely in the United States.       index does not.                             811-01424 and 2-25469.
These include risks relating to
fluctuations in the value of the U.S.        OTHER INFORMATION                           A description of the policies and
dollar relative to the values of other                                                   procedures that the Fund uses to determine
currencies, the custody arrangements made    o The returns shown in the management's     how to vote proxies relating to portfolio
for the Fund's foreign holdings,             discussion of Fund performance are based    securities is available without charge,
differences in accounting, political         on net asset values calculated for          upon request, from our Client Services
risks and the lesser degree of public        shareholder transactions. Generally         department at 800-959-4246 or on the AIM
information required to be provided by       accepted accounting principles require      Web site, AIMinvestments.com. On the home
non-U.S. companies.                          adjustments to be made to the net assets    page, scroll down and click on AIM Funds
                                             of the Fund at period end for financial     Proxy Policy. The information is also
ABOUT INDEXES USED IN THIS REPORT            reporting purposes, and as such, the net    available on the Securities and Exchange
                                             asset values for shareholder transactions   Commission's Web site, sec.gov.
o The unmanaged Standard & Poor's            and the returns based on those net asset
Composite Index of 500 Stocks (the S&P 500   values may differ from the net asset        Information regarding how the Fund voted
--Registered Trademark--INDEX) is an index   values and returns reported in the          proxies related to its portfolio
of common stocks frequently used as a        Financial Highlights.                       securities during the 12 months ended June
general measure of U.S. stock market                                                     30, 2005, is available at our Web site. Go
performance.                                 o Industry classifications used in this     to AIMinvestments.com, access the About Us
                                             report are generally according to the       tab, click on Required Notices and then
                                             Global Industry                             click on Proxy Voting Activity. Next,
                                                                                         select the Fund from the drop-down menu.
                                                                                         The information is also available on the
                                                                                         Securities and Exchange Commission's Web
                                                                                         site, sec.gov.

                                                                                         ==========================================
                                                                                         FUND NASDAQ SYMBOLS

                                                                                         Class A shares                       ACDAX

                                                                                         Class B shares                       ACDBX

                                                                                         Class C shares                       ACDCX

                                                                                         Class R shares                       ACDRX

                                                                                         Investor Class shares                ACDIX
======================================================================================   ==========================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES
AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

======================================================================================


NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE

AIMinvestments.com

AIM CAPITAL DEVELOPMENT FUND


                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                    The fiscal year covered by this report was quite good to
                    equity investors. Domestically, the broad-based S&P 500
      [GRAHAM       Index returned 8.72%. Globally, Morgan Stanley's MSCI World
       PHOTO]       Index rose 13.27%. Much of this good performance, though,
                    was attained early in the fiscal year as virtually every equity index declined during October of 2005. Concern about the inflationary potential of rising energy costs was frequently cited as a major cause of market weakness.

                       Within the indexes, there was considerable variability in
                    the performance of different sectors and markets.
  ROBERT H. GRAHAM  Domestically, energy sector performance far outpaced that of the other sectors in the S&P 500 Index, reflecting rising oil and gas prices. Overseas, emerging markets produced more attractive results than did developed markets, at least in part because emerging markets tend to be more closely tied to the performance of natural resources and commodities.

                       One could make a strong argument for global
                    diversification of a stock portfolio using the performance data for the fiscal year ended October 31, 2005. Of course, your financial advisor is the person most qualified to help you decide whether such diversification is appropriate for you.

                       For a discussion of the specific market conditions that
    [WILLIAMSON     affected your Fund and how your Fund was managed during the
       PHOTO]       fiscal year, please turn to Page 3.

                    NEW INFORMATION IN THIS REPORT

                    We would like to call your attention to two new elements in this report. First, on Page 2, is a message from Bruce Crockett, the independent Chair of the Board of Trustees of the AIM Funds. We first introduced you to Mr. Crockett in the annual report on your Fund dated October 31, 2004. Mr.
 MARK H. WILLIAMSON Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair in October 2004.

                       Mr. Crockett plans to keep AIM shareholders informed of
                    the work of the Board regularly via letters in the Fund reports. We certainly think this is a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                       One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 8 and 9.

                       Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.


                    Sincerely,

                    /s/ ROBERT H. GRAHAM           /s/ MARK H. WILLIAMSON

                    Robert H. Graham               Mark H.Williamson
                    President & Vice Chair,        President, AIM Advisors, Inc.
                    AIM Funds

                    December 15, 2005


                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM CAPITAL DEVELOPMENT FUND


                    DEAR AIM FUNDS SHAREHOLDERS:

                    As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.

                      At our most recent meeting in June 2005, your Board
                    approved voluntary fee reductions from AIM Advisors, Inc.
    [CROCKETT       (AIM) that save shareholders approximately $20.8 million
      PHOTO]        annually, based on asset levels as of March 31, 2005. The
                    majority of these expense reductions, which took effect July
                    1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.

                       Our June meeting, which was the culmination of more than
                    two and one-half months of review and discussions, took BRUCE L. CROCKETT place over a three-day period. The meeting included your
                    Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 8 and
                    9. I encourage you to review it.

                       Together with monitoring fund expenses, fund performance
                    is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                       Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 14 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                       At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                       Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.


                    Sincerely,

                    /s/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    December 15, 2005

AIM CAPITAL DEVELOPMENT FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


                                                                                          o we find a more attractive investment
                                                                                          option

======================================================================================    MARKET CONDITIONS AND YOUR FUND

PERFORMANCE SUMMARY                          ==========================================   The U.S. economy continued to expand
                                                                                          throughout the fiscal year, with corporate
Your Fund's focus on mid-cap stocks, one     FUND VS. INDEXES                             profits generally improving amid a
of the better-performing market segments                                                  backdrop of rising short-term interest
for the year, helped it post double-digit    TOTAL RETURNS, 10/31/04-10/31/05,            rates and record high oil and natural gas
gains for the reporting period, as           EXCLUDING APPLICABLE SALES CHARGES. IF       prices. The threat of hurricanes, surging
illustrated by the table.                    SALES CHARGES WERE INCLUDED, RETURNS WOULD   gasoline prices and the ongoing fear of a
                                             BE LOWER.                                    housing bubble seemed to dominate the
   Mid-cap stocks generally outperformed                                                  media, but not even the combined effect of
large-cap stocks for the year, helping       Class A Shares                       13.87%  these events could prevent equity markets
your Fund outperform the large-cap                                                        from achieving near double-digit returns.
oriented S&P 500 Index. The portfolio's      Class B Shares                       13.09
industrials and information technology                                                       In this environment, the sectors that
holdings generally underperformed those of   Class C Shares                       13.10   contributed the most to Fund performance
the Russell Midcap Growth Index, causing                                                  were health care, consumer discretionary
the Fund to lag that benchmark.              Class R Shares                       13.69   and energy. Industrials was the most
                                                                                          challenging sector for the Fund.
   For long-term performance, please see     Investor Class Shares                13.99
Pages 6 and 7.                                                                               Over the reporting period, we increased
                                             S&P 500 Index (Broad-Market Index)    8.72   the Fund's exposure to health care, the
                                                                                          sector that contributed the most to
                                             Russell Midcap Growth Index                  portfolio performance. Demand for medical
                                             (Style-specific Index)               15.91   services and products tends to remain
                                                                                          stable regardless of economic trends and
                                             Lipper Mid-Cap Growth Fund Index             could increase as the population ages. Our
                                             (Peer Group Index)                   14.19   focus was on health care services and
                                                                                          health care equipment, the best-performing
                                             SOURCE: LIPPER, INC.                         industries in this sector for the year.
                                                                                          EXPRESS SCRIPTS, a pharmacy benefits
                                             ==========================================   management company, was our
                                                                                          best-performing stock and also our top
======================================================================================    holding at the close of the reporting
                                                                                          period. Express Scripts, whose clients
HOW WE INVEST                                erating business models, improving balance   include managed-care organizations,
                                             sheets and solid management teams            insurance carriers and employers, recorded
We select stocks based on evaluation of                                                   record earnings for the third quarter of
individual companies, focusing on mid-cap    o using a variety of valuation techniques    2005
growth companies that are favorably priced   to determine target buy prices and a
relative to the rest of the market.          stock's valuation upside and downside                                       (continued)
                                             potential.
   Our investment process involves:
                                                We strive to control volatility and
o identifying companies with sustainable     risk by diversifying Fund holdings across
cash flow and earnings growth and            sectors. We consider selling a stock if:
attractive valuations relative to their
projected growth rates                       o a company's fundamentals deteriorate

o applying fundamental research, including   o a stock's price reaches our valuation
financial statement analysis, to identify    target
companies with large potential markets,
cash-gen-                                    o a company moves into the large
                                             capitalization range

==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP 5 INDUSTRIES*                            TOP 10 EQUITY HOLDINGS*

By sector                                     1. Application Software              8.0%    1. American Tower Corp.-Class A      2.1%

                [PIE CHART]                   2. Health Care Services              5.5     2. iShares Nasdaq                    1.5
                                                                                              Biotechnology Index Fund
Industrials                          10.8%    3. Semiconductors                    5.2
                                                                                           3. Chicago Mercantile                1.3
Energy                               10.7%    4. Oil & Gas Equipment &             3.6        Exchange Holdings Inc.
                                                 Services
Financials                           10.0%                                                 4. National-Oilwell Varco Inc.       1.3
                                              5. Health Care Equipment             3.4
Consumer Staples                      5.2%                                                 5. Williams Cos., Inc. (The)         1.3
                                             TOTAL NET ASSETS             $1.2 BILLION
Money Market Funds Plus                                                                    6. Office Depot, Inc.                1.2
                                             TOTAL NUMBER OF HOLDINGS*             114
Other Assets Less Liabilities         4.0%                                                 7. Manitowoc Co., Inc. (The)         1.2

Telecommunications Services           3.2%                                                 8. Express Scripts, Inc.             1.2

Materials                             2.3%                                                 9. CB Richard Ellis Group,           1.2
                                                                                              Inc.-Class A
Utilities                             1.1%
                                                                                          10. Weatherford International Ltd.    1.2
Information Technology               25.3%

Health Care                          15.5%

Consumer Discretionary               11.9%

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

==========================================   ==========================================   ==========================================

AIM CAPITAL DEVELOPMENT FUND


and raised its earnings estimate for the        We reduced our weighting in                                   PAUL RASPLICKA,
remainder of the year. The company           industrials, which was adversely affected         [RASPLICKA     Chartered Financial
benefited from increased use of generic      by rising fuel costs and interest rates.            PHOTO]       Analyst, is lead
drugs and home delivery of pharmaceutical    One stock in particular, SIRVA, detracted                        portfolio manager of
products.                                    from performance in this sector. Sirva, a                        AIM Capital
                                             global relocation services company, has      Development Fund. Mr. Rasplicka joined AIM
   While many consumer discretionary         experienced accounting problems that may     in 1998. Mr. Rasplicka began his
stocks in the Russell Midcap Growth Index    result in a restatement of its financial     investment career in 1982 as an equity
struggled, this sector was the               results for the fourth quarter of 2004.      research analyst. A native of Denver, Mr.
second-leading contributor to Fund           The company also reported that it will       Rasplicka is a magna cum laude graduate of
performance. Investors were concerned that   incur significant expenses because of        the University of Colorado in Boulder with
rising oil and gas prices might adversely    internal and external audits. We sold the    a B.S. in business administration. He
affect consumer spending, which could        stock because of deteriorating company       received an M.B.A. from the University of
reduce the earnings of many retailers. Our   fundamentals.                                Chicago. He is a Chartered Investment
focus was on consumer discretionary                                                       Counselor.
companies whose sales and earnings were         In the information technology sector,
less affected by increasing fuel costs.      AVAYA, a business communications software
One example is NORDSTROM,a department store  company, was a detractor from performance.   Assisted by Mid Cap Growth/GARP Team
chain catering to higher-end customers.      The company reported disappointing
The company reported solid second-quarter    first-quarter 2005 earnings, citing signs
earnings and strong same-store sales in      of potential weakness in the U.S.
August and September, when oil and gas       technology market and disruptions caused
prices were rising sharply.                  by the implementation of a new domestic
                                             marketing strategy. We no longer owned the
   OFFICE DEPOT, an office supply chain      stock at the close of the reporting
and one of our top holdings, also            period.
benefited Fund performance as investors
reacted favorably to a change in company     IN CLOSING
management. The new management team has
begun to implement strategies to improve     We are pleased to have provided positive
profit margins, and the company reported     returns for our investors for the
second and third quarter 2005 earnings       reporting period. We remain committed to
that exceeded analysts' expectations.        our investment process of focusing on the
                                             attractively priced stocks of mid-cap
   Although we were generally pleased with   companies with growing earnings. We
the performance of our consumer              believe our strategy has the potential to
discretionary holdings, we reduced our       provide investors with attractive returns
weighting in this sector, mainly because     over the long term and thank your for your
we eliminated or reduced our positions in    commitment to AIM Capital Development
the stocks of companies whose earnings       Fund.
might be adversely affected by higher fuel
costs.                                       The views and opinions expressed in
                                             management's discussion of Fund
   Energy was the best-performing sector     performance are those of A I M Advisors,
in the S&P 500 Index, and we increased our   Inc. These views and opinions are subject
weighting in this sector. Energy stocks      to change at any time based on factors
benefited from record-high oil and gas       such as market and economic conditions.
prices, which increased dramatically in      These views and opinions may not be relied
response to supply disruptions caused by     upon as investment advice or
two major hurricanes along the Gulf Coast.   recommendations, or as an offer for a
WILLIAMS COS., a producer and transporter    particular security. The information is
of natural gas and one of our top            not a complete analysis of every aspect of
holdings, was our second-best performing     any market, country, industry, security or
stock for the year. The company reported     the Fund. Statements of fact are from
income of $248.6 million for the first       sources considered reliable, but
three quarters of 2005, compared to a loss   A I M Advisors, Inc. makes no representation
for the same period for the previous year.   or warranty as to their completeness or
                                             accuracy. Although historical performance
                                             is no guarantee of future results, these
                                             insights may help you understand our
                                             investment management philosophy.

                                                  See important Fund and index
                                                  disclosures inside front cover.                   [RIGHT ARROW GRAPHIC]


                                                                                          FOR A PRESENTATION OF YOUR FUND'S
                                                                                          LONG-TERM PERFORMANCE, PLEASE SEE PAGES 6
                                                                                          AND 7.

AIM CAPITAL DEVELOPMENT FUND

CALCULATING YOUR ONGOING FUND EXPENSES       estimate the expenses that you paid over        The hypothetical account values and
                                             the period. Simply divide your account       expenses may not be used to estimate the
EXAMPLE                                      value by $1,000 (for example, an $8,600      actual ending account balance or expenses
                                             account value divided by $1,000 = 8.6),      you paid for the period. You may use this
As a shareholder of the Fund, you incur      then multiply the result by the number in    information to compare the ongoing costs
two types of costs: (1) transaction costs,   the table under the heading entitled         of investing in the Fund and other funds.
which may include sales charges (loads) on   "Actual Expenses Paid During Period" to      To do so, compare this 5% hypothetical
purchase payments; contingent deferred       estimate the expenses you paid on your       example with the 5% hypothetical examples
sales charges on redemptions; and            account during this period.                  that appear in the shareholder reports of
redemption fees, if any; and (2) ongoing                                                  the other funds.
costs, including management fees;            HYPOTHETICAL EXAMPLE FOR
distribution and/or service fees (12b-1);    COMPARISON PURPOSES                             Please note that the expenses shown in
and other Fund expenses. This example is                                                  the table are meant to highlight your
intended to help you understand your            The table below also provides             ongoing costs only and do not reflect any
ongoing costs (in dollars) of investing in   information about hypothetical account       transactional costs, such as sales charges
the Fund and to compare these costs with     values and hypothetical expenses based on    (loads) on purchase payments, contingent
ongoing costs of investing in other mutual   the Fund's actual expense ratio and an       deferred sales charges on redemptions, and
funds. The example is based on an            assumed rate of return of 5% per year        redemption fees, if any. Therefore, the
investment of $1,000 invested at the         before expenses, which is not the Fund's     hypothetical information is useful in
beginning of the period and held for the     actual return. The Fund's actual             comparing ongoing costs only, and will not
entire period May 1, 2005, through October   cumulative total returns at net asset        help you determine the relative total
31, 2005.                                    value after expenses for the six months      costs of owning different funds. In
                                             ended October 31, 2005, appear in the table  addition, if these transactional costs
ACTUAL EXPENSES                              "Cumulative Total Returns" on page 7.        were included, your costs would have been
                                                                                          higher.
The table below provides information about
actual account values and actual expenses.
You may use the information in this table,
together with the amount you invested, to

====================================================================================================================================

                                                     ACTUAL                                   HYPOTHETICAL
                                                                                  (5% annual return before expenses)

                       BEGINNING            ENDING             EXPENSES            ENDING            EXPENSES          ANNUALIZED
      SHARE          ACCOUNT VALUE       ACCOUNT VALUE        PAID DURING      ACCOUNT VALUE        PAID DURING         EXPENSE
      CLASS             (5/1/05)         (10/31/05)(1)        PERIOD(2),(3)      (10/31/05)        PERIOD(2),(4)          RATIO

        A              $1,000.00           $1,107.50             $7.17           $1,018.40             $6.87              1.35%
        B               1,000.00            1,103.30             10.95            1,014.80             10.49              2.07
        C               1,000.00            1,104.10             10.98            1,014.77             10.51              2.07
        R               1,000.00            1,106.30              8.34            1,017.29              7.98              1.57
     Investor           1,000.00            1,108.00              7.01            1,018.55              6.72              1.32

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2005, through October
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2005, appear in the table "Cumulative Total Returns" on page 7.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year. Effective on July 1, 2005, the distributor contractually agreed to reduce rule 12b-1 plan fees for Class A shares to 0.25%. The annualized expense ratio restated as if the agreement had been in effect throughout the entire most recent half year is 1.32% for the Class A shares.

(3) The actual expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $7.01 for the Class A shares.

(4) The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal year are $6.72 for the Class A shares.

====================================================================================================================================

                                                                                          [ARROW
                                                                                          BUTTON   For More Information Visit
                                                                                          IMAGE]    AIMinvestments.com

AIM CAPITAL DEVELOPMENT FUND


YOUR FUND'S LONG-TERM PERFORMANCE


RESULTS OF A $10,000 INVESTMENT

Fund data from 6/17/96, index data from 6/30/96

                                                          [MOUNTAIN CHART]

====================================================================================================================================

                           AIM CAPITAL DEVELOPMENT                      LIPPER MID-CAP          RUSSELL MIDCAP          S&P 500
  DATE                       FUND-CLASS A SHARES                       GROWTH FUND INDEX         GROWTH INDEX            INDEX

6/17/96                           $ 9450
   6/96                             9563                                    $10000                  $10000              $10000
   7/96                             8977                                      8906                    9224                9558
   8/96                             9904                                      9483                    9722                9760
   9/96                            10669                                     10127                   10340               10309
  10/96                            10480                                      9747                   10219               10593
  11/96                            10744                                      9970                   10821               11393
  12/96                            10971                                      9919                   10638               11168
   1/97                            11131                                     10172                   11109               11865
   2/97                            10470                                      9496                   10864               11958
   3/97                             9752                                      8774                   10251               11468
   4/97                             9648                                      8698                   10502               12152
   5/97                            11046                                      9831                   11443               12895
   6/97                            11831                                     10245                   11759               13468
   7/97                            12766                                     10871                   12885               14539
   8/97                            13183                                     10841                   12759               13725
   9/97                            14241                                     11617                   13405               14477
  10/97                            13768                                     10966                   12734               13994
  11/97                            13485                                     10791                   12868               14641
  12/97                            13570                                     11044                   13036               14892
   1/98                            13503                                     10835                   12802               15057
   2/98                            14836                                     11755                   14005               16142
   3/98                            15697                                     12364                   14592               16968
   4/98                            15744                                     12417                   14791               17142
   5/98                            14714                                     11694                   14182               16848
   6/98                            14902                                     12232                   14583               17532
   7/98                            13797                                     11417                   13959               17346
   8/98                            10829                                      8956                   11295               14840
   9/98                            11783                                      9890                   12149               15792
  10/98                            12180                                     10254                   13044               17074
  11/98                            13002                                     11033                   13923               18109
  12/98                            14183                                     12456                   15365               19151
   1/99                            13974                                     13074                   15826               19952
   2/99                            12689                                     12059                   15052               19332
   3/99                            12953                                     12918                   15890               20105
   4/99                            13302                                     13448                   16614               20884
   5/99                            13454                                     13392                   16401               20391
   6/99                            14285                                     14472                   17546               21520
   7/99                            14144                                     14274                   16987               20851
   8/99                            13464                                     14201                   16810               20747
   9/99                            13842                                     14616                   16667               20179
  10/99                            14400                                     15908                   17956               21456
  11/99                            15893                                     17904                   19815               21892
  12/99                            18123                                     21638                   23247               23180
   1/00                            17811                                     21267                   23242               22015
   2/00                            22148                                     26596                   28128               21599
   3/00                            22177                                     24724                   28157               23710
   4/00                            20296                                     21463                   25424               22997
   5/00                            19125                                     19533                   23570               22526
   6/00                            20391                                     22569                   26072               23081
   7/00                            19835                                     21633                   24421               22720
   8/00                            22019                                     24462                   28103               24131
   9/00                            21083                                     23286                   26730               22857
  10/00                            20591                                     21403                   24900               22760
  11/00                            18267                                     16927                   19489               20967
  12/00                            19905                                     18148                   20515               21070
   1/01                            20387                                     18394                   21687               21817
   2/01                            18829                                     15635                   17936               19829
   3/01                            17304                                     13976                   15369               18573
   4/01                            18927                                     15819                   17931               20016
   5/01                            19387                                     15949                   17847               20150
   6/01                            19562                                     15887                   17856               19660
   7/01                            19047                                     15051                   16652               19466
   8/01                            18192                                     14043                   15445               18249
   9/01                            15791                                     12017                   12892               16775
  10/01                            16108                                     12686                   14247               17095
  11/01                            17326                                     13728                   15781               18406
  12/01                            18182                                     14324                   16381               18568
   1/02                            17787                                     13776                   15849               18297
   2/02                            17721                                     13091                   14951               17944
   3/02                            19125                                     13916                   16092               18619
   4/02                            18949                                     13454                   15240               17490
   5/02                            18598                                     13005                   14785               17362
   6/02                            17228                                     11836                   13154               16126
   7/02                            15178                                     10560                   11876               14869
   8/02                            15024                                     10434                   11834               14966
   9/02                            13565                                      9786                   10894               13341
  10/02                            14038                                     10279                   11738               14514
  11/02                            14860                                     10890                   12657               15368
  12/02                            14235                                     10246                   11892               14466
   1/03                            13971                                     10094                   11775               14087
   2/03                            13818                                      9938                   11673               13876
   3/03                            13905                                     10080                   11890               14010
   4/03                            14815                                     10787                   12700               15163
   5/03                            15869                                     11679                   13922               15962
   6/03                            16286                                     11862                   14120               16165
   7/03                            16670                                     12330                   14625               16451
   8/03                            17372                                     12936                   15430               16771
   9/03                            16966                                     12502                   15131               16593
  10/03                            18270                                     13483                   16350               17531
  11/03                            18764                                     13804                   16788               17686
  12/03                            19253                                     13875                   16971               18612
   1/04                            19771                                     14225                   17532               18954
   2/04                            20311                                     14421                   17826               19217
   3/04                            20311                                     14418                   17792               18927
   4/04                            19738                                     13960                   17289               18631
   5/04                            19851                                     14264                   17697               18886
   6/04                            20290                                     14608                   17979               19253
   7/04                            19086                                     13570                   16788               18616
   8/04                            18829                                     13335                   16581               18690
   9/04                            19604                                     13905                   17200               18893
  10/04                            20077                                     14316                   17784               19182
  11/04                            21302                                     15112                   18702               19957
  12/04                            22228                                     15821                   19598               20636
   1/05                            21815                                     15310                   19074               20133
   2/05                            22094                                     15508                   19557               20557
   3/05                            21681                                     15199                   19271               20193
   4/05                            20638                                     14467                   18508               19810
   5/05                            21827                                     15325                   19568               20440
   6/05                            22409                                     15676                   19932               20469
   7/05                            23622                                     16578                   21095               21230
   8/05                            23634                                     16526                   20966               21037
   9/05                            23766                                     16815                   21238               21207
  10/05                            22863                                     16347                   20613               20853

====================================================================================================================================

                                                                                                                Source: Lipper, Inc.

The data shown in the chart include             This chart, which is a logarithmic chart,
reinvested distributions, applicable sales   presents the fluctuations in the value of
charges, Fund expenses and management        the Fund and its indexes. We believe that
fees. Index results include reinvested       a logarithmic chart is more effective than
dividends, but they do not reflect sales     other types of charts in illustrating
charges. Performance of an index of funds    changes in value during the early years
reflects fund expenses and management        shown in the chart. The vertical axis, the
fees; performance of a market index does     one that indicates the dollar value of an
not. Performance shown in the chart and      investment, is constructed with each
table(s) does not reflect deduction of       segment representing a percent change in
taxes a shareholder would pay on Fund        the value of the investment. In this
distributions or sale of Fund shares.        chart, each segment represents a doubling,
Performance of the indexes does not          or 100% change, in the value of the
reflect the effects of taxes.                investment. In other words, the space
                                             between $5,000 and $10,000 is the same
                                             size as the space between $10,000 and
                                             $20,000 and so on.

AIM CAPITAL DEVELOPMENT FUND

==========================================   ==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS
                                             AVERAGE ANNUAL TOTAL RETURNS                 CUMULATIVE TOTAL RETURNS
As of 10/31/05, including applicable
sales charges                                As of 9/30/05, most recent calendar          6 months ended 10/31/05, excluding
                                             quarter-end, including applicable sales      applicable sales charges
CLASS A SHARES                               charges
Inception (6/17/96)                  9.22%                                                Class A Shares                      10.75%
 5 Years                             0.96    CLASS A SHARES                               Class B Shares                      10.33
 1 Year                              7.60    Inception (6/17/96)                  9.77%   Class C Shares                      10.41
                                              5 Years                             1.27    Class R Shares                      10.63
CLASS B SHARES                                1 Year                             14.55    Investor Class Shares               10.80
Inception (10/1/96)                  8.12%
 5 Years                             1.13    CLASS B SHARES                               ==========================================
 1 Year                              8.09    Inception (10/1/96)                  8.67%
                                              5 Years                             1.44
CLASS C SHARES                                1 Year                             15.47
Inception (8/4/97)                   6.54%
 5 Years                             1.44    CLASS C SHARES
 1 Year                             12.10    Inception (8/4/97)                   7.12%
                                              5 Years                             1.75
CLASS R SHARES                                1 Year                             19.42
Inception                            9.71%
 5 Years                             1.94    CLASS R SHARES
 1 Year                             13.69    Inception                           10.27%
                                              5 Years                             2.26
INVESTOR CLASS SHARES                         1 Year                             21.04
Inception                            9.90%
 5 Years                             2.13    INVESTOR CLASS SHARES
 1 Year                             13.99    Inception                           10.45%
                                              5 Years                             2.44
                                              1 Year                             21.31

==========================================   ==========================================

CLASS R SHARES' INCEPTION DATE IS JUNE 3,    FEES APPLICABLE TO CLASS A SHARES. CLASS A   CONTINGENT DEFERRED SALES CHARGE (CDSC)
2002. RETURNS SINCE THAT DATE ARE            SHARES' INCEPTION DATE IS JUNE 17, 1996.     FOR THE PERIOD INVOLVED. THE CDSC ON CLASS
HISTORICAL RETURNS. ALL OTHER RETURNS ARE                                                 B SHARES DECLINES FROM 5% BEGINNING AT THE
BLENDED RETURNS OF HISTORICAL CLASS R           THE PERFORMANCE DATA QUOTED REPRESENT     TIME OF PURCHASE TO 0% AT THE BEGINNING OF
SHARE PERFORMANCE AND RESTATED CLASS A       PAST PERFORMANCE AND CANNOT GUARANTEE        THE SEVENTH YEAR. THE CDSC ON CLASS C
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      COMPARABLE FUTURE RESULTS; CURRENT           SHARES IS 1% FOR THE FIRST YEAR AFTER
THE INCEPTION DATE OF CLASS R SHARES) AT     PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   PURCHASE. CLASS R SHARES DO NOT HAVE A
NET ASSET VALUE, ADJUSTED TO REFLECT THE     VISIT AIMinvestments.com FOR THE MOST        FRONT-END SALES CHARGE; RETURNS SHOWN ARE
HIGHER RULE 12b-1 FEES APPLICABLE TO CLASS   RECENT MONTH-END PERFORMANCE. PERFORMANCE    AT NET ASSET VALUE AND DO NOT REFLECT A
R SHARES. CLASS A SHARES' INCEPTION DATE     FIGURES REFLECT REINVESTED DISTRIBUTIONS,    0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL
IS JUNE 17, 1996.                            CHANGES IN NET ASSET VALUE AND THE EFFECT    REDEMPTION OF RETIREMENT PLAN ASSETS
                                             OF THE MAXIMUM SALES CHARGE UNLESS           WITHIN THE FIRST YEAR. INVESTOR CLASS
   INVESTOR CLASS SHARES' INCEPTION DATE     OTHERWISE STATED. INVESTMENT RETURN AND      SHARES DO NOT HAVE A FRONT-END SALES
IS NOVEMBER 30, 2004. RETURNS SINCE THAT     PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   CHARGE OR A CDSC; THEREFORE, PERFORMANCE
DATE ARE HISTORICAL RETURNS. ALL OTHER       MAY HAVE A GAIN OR LOSS WHEN YOU SELL        IS AT NET ASSET VALUE.
RETURNS ARE BLENDED RETURNS OF HISTORICAL    SHARES.
INVESTOR CLASS SHARE PERFORMANCE AND                                                         THE PERFORMANCE OF THE FUND'S SHARE
RESTATED CLASS A SHARE PERFORMANCE (FOR         CLASS A SHARE PERFORMANCE REFLECTS THE    CLASSES WILL DIFFER DUE TO DIFFERENT SALES
PERIODS PRIOR TO THE INCEPTION DATE OF       MAXIMUM 5.50% SALES CHARGE, AND CLASS B      CHARGE STRUCTURES AND CLASS EXPENSES.
INVESTOR CLASS SHARES) AT NET ASSET VALUE,   AND CLASS C SHARE PERFORMANCE REFLECTS THE
ADJUSTED TO REFLECT THE HIGHER RULE 12b-1    APPLICABLE

AIM CAPITAL DEVELOPMENT FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Equity Funds    o The quality of services to be provided     discussed below. Based on this review, the
(the "Board") oversees the management of     by AIM. The Board reviewed the credentials   Board concluded that the advisory fee rate
AIM Capital Development Fund (the "Fund")    and experience of the officers and           for the Fund under the Advisory Agreement
and, as required by law, determines          employees of AIM who will provide invest-    was fair and reasonable.
annually whether to approve the              ment advisory services to the Fund. In
continuance of the Fund's advisory           reviewing the qualifications of AIM to       o Fees relative to those of comparable
agreement with A I M Advisors, Inc. ("AIM"). provide investment advisory services, the    funds with other advisors. The Board
Based upon the recommendation of the         Board reviewed the qualifications of AIM's   reviewed the advisory fee rate for the
Investments Committee of the Board, which    investment personnel and considered such     Fund under the Advisory Agreement. The
is comprised solely of independent           issues as AIM's portfolio and product        Board compared effective contractual
trustees, at a meeting held on June 30,      review process, various back office          advisory fee rates at a common asset level
2005, the Board, including all of the        support functions provided by AIM and        and noted that the Fund's rate was below
independent trustees, approved the           AIM's equity and fixed income trading        the median rate of the funds advised by
continuance of the advisory agreement (the   operations. Based on the review of these     other advisors with investment strategies
"Advisory Agreement") between the Fund and   and other factors, the Board concluded       comparable to those of the Fund that the
AIM for another year, effective July 1,      that the quality of services to be pro-      Board reviewed. The Board noted that AIM
2005.                                        vided by AIM was appropriate and that AIM    has agreed to waive advisory fees of the
                                             currently is providing satisfactory          Fund, as discussed below. Based on this
   The Board considered the factors          services in accordance with the terms of     review, the Board concluded that the
discussed below in evaluating the fairness   the Advisory Agreement.                      advisory fee rate for the Fund under the
and reasonableness of the Advisory                                                        Advisory Agreement was fair and
Agreement at the meeting on June 30, 2005    o The performance of the Fund relative to    reasonable.
and as part of the Board's ongoing           comparable funds. The Board reviewed the
oversight of the Fund. In their              performance of the Fund during the past      o Expense limitations and fee waivers. The
deliberations, the Board and the             one, three and five calendar years against   Board noted that AIM has contractually
independent trustees did not identify any    the performance of funds advised by other    agreed to waive advisory fees of the Fund
particular factor that was controlling,      advisors with investment strategies          through June 30, 2006 to the extent
and each trustee attributed different        comparable to those of the Fund. The Board   necessary so that the advisory fees
weights to the various factors.              noted that the Fund's performance in such    payable by the Fund do not exceed a
                                             periods was above the median performance     specified maximum advisory fee rate,
   One of the responsibilities of the        of such comparable funds. Based on this      which maximum rate includes breakpoints
Senior Officer of the Fund, who is           review, the Board concluded that no          and is based on net asset levels. The
independent of AIM and AIM's affiliates,     changes should be made to the Fund and       Board considered the contractual nature of
is to manage the process by which the        that it was not necessary to change the      this fee waiver and noted that it remains
Fund's proposed management fees are          Fund's portfolio management team at this     in effect until June 30, 2006. The Board
negotiated to ensure that they are           time.                                        considered the effect this fee waiver
negotiated in a manner which is at arm's                                                  would have on the Fund's estimated
length and reasonable. To that end, the      o The performance of the Fund relative to    expenses and concluded that the levels of
Senior Officer must either supervise a       indices. The Board reviewed the              fee waivers/expense limitations for the
competitive bidding process or prepare an    performance of the Fund during the past      Fund were fair and reasonable.
independent written evaluation. The Senior   one, three and five calendar years against
Officer has recommended an independent       the performance of the Lipper Mid-Cap        o Breakpoints and economies of scale. The
written evaluation in lieu of a              Growth Index. The Board noted that the       Board reviewed the structure of the Fund's
competitive bidding process and, upon the    Fund's performance was comparable to the     advisory fee under the Advisory Agreement,
direction of the Board, has prepared such    performance of such Index for the one year   noting that it includes one breakpoint.
an independent written evaluation. Such      period and above such Index for the three    The Board reviewed the level of the Fund's
written evaluation also considered certain   and five year periods. Based on this         advisory fees, and noted that such fees,
of the factors discussed below. In           review, the Board concluded that no          as a percentage of the Fund's net assets,
addition, as discussed below, the Senior     changes should be made to the Fund and       have decreased as net assets increased
Officer made certain recommendations to      that it was not necessary to change the      because the Advisory Agreement includes a
the Board in connection with such written    Fund's portfolio management team at this     breakpoint. The Board noted that AIM has
evaluation.                                  time.                                        contractually agreed to waive advisory
                                                                                          fees of the Fund through June 30, 2006 to
   The discussion below serves as a          o Meeting with the Fund's portfolio          the extent necessary so that the advisory
summary of the Senior Officer's              managers and investment personnel. With      fees payable by the Fund do not exceed a
independent written evaluation and           respect to the Fund, the Board is meeting    specified maximum advisory fee rate, which
recommendations to the Board in connection   periodically with such Fund's portfolio      maximum rate includes breakpoints and is
therewith, as well as a discussion of the    managers and/or other investment personnel   based on net asset levels. The Board
material factors and the conclusions with    and believes that such individuals are       concluded that the Fund's fee levels under
respect thereto that formed the basis for    competent and able to continue to carry      the Advisory Agreement therefore reflect
the Board's approval of the Advisory         out their responsibilities under the         economies of scale.
Agreement. After consideration of all of     Advisory Agreement.
the factors below and based on its                                                        o Investments in affiliated money market
informed business judgment, the Board        o Overall performance of AIM. The Board      funds. The Board also took into account
determined that the Advisory Agreement is    considered the overall performance of AIM    the fact that uninvested cash and cash
in the best interests of the Fund and its    in providing investment advisory and         collateral from securities lending
shareholders and that the compensation to    portfolio administrative services to the     arrangements (collectively, "cash
AIM under the Advisory Agreement is fair     Fund and concluded that such performance     balances") of the Fund may be invested in
and reasonable and would have been           was satisfactory.                            money market funds advised by AIM pursuant
obtained through arm's length                                                             to the terms of an SEC exemptive order.
negotiations.                                o Fees relative to those of clients of AIM   The Board found that the Fund may realize
                                             with comparable investment strategies.       certain benefits upon investing cash
o The nature and extent of the advisory      The Board reviewed the advisory fee rate     balances in AIM advised money market
services to be provided by AIM. The Board    for the Fund under the Advisory Agreement.   funds, including a higher net return,
reviewed the services to be provided by      The Board noted that this rate was the       increased liquidity, increased
AIM under the Advisory Agreement. Based on   same as the advisory fee rates for a         diversification or decreased transaction
such review, the Board concluded that the    variable insurance fund advised by AIM and   costs. The Board also found that the Fund
range of services to be provided by AIM      offered to insurance company separate        will not receive reduced services if it
under the Advisory Agreement was             accounts with investment strategies com-     invests
appropriate and that AIM currently is        parable to those of the Fund. The Board
providing services in accordance with the    noted that AIM has agreed to waive
terms of the Advisory Agreement.             advisory fees of the Fund, as

                                                                                                                         (continued)

AIM CAPITAL DEVELOPMENT FUND

its cash balances in such money market       o AIM's financial soundness in light of
funds. The Board noted that, to the extent   the Fund's needs. The Board considered
the Fund invests in affiliated money         whether AIM is financially sound and has
market funds, AIM has voluntarily agreed     the resources necessary to perform its
to waive a portion of the advisory fees it   obligations under the Advisory Agreement,
receives from the Fund attributable to       and concluded that AIM has the financial
such investment. The Board further           resources necessary to fulfill its
determined that the proposed securities      obligations under the Advisory Agreement.
lending program and related procedures
with respect to the lending Fund is in the   o Historical relationship between the Fund
best interests of the lending Fund and its   and AIM. In determining whether to
respective shareholders. The Board           continue the Advisory Agreement for the
therefore concluded that the investment of   Fund, the Board also considered the prior
cash collateral received in connection       relationship between AIM and the Fund, as
with the securities lending program in the   well as the Board's knowledge of AIM's
money market funds according to the          operations, and concluded that it was
procedures is in the best interests of the   beneficial to maintain the current
lending Fund and its respective              relationship, in part, because of such
shareholders.                                knowledge. The Board also reviewed the
                                             general nature of the non-investment
o Independent written evaluation and         advisory services currently performed by
recommendations of the Fund's Senior         AIM and its affiliates, such as
Officer. The Board noted that, upon their    administrative, transfer agency and
direction, the Senior Officer of the Fund,   distribution services, and the fees
who is independent of AIM and AIM's          received by AIM and its affiliates for
affiliates, had prepared an independent      performing such services. In addition to
written evaluation in order to assist the    reviewing such services, the trustees also
Board in determining the reasonableness      considered the organizational structure
of the proposed management fees of the AIM   employed by AIM and its affiliates to
Funds, including the Fund. The Board noted   provide those services. Based on the
that the Senior Officer's written            review of these and other factors, the
evaluation had been relied upon by the       Board concluded that AIM and its
Board in this regard in lieu of a competi-   affiliates were qualified to continue to
tive bidding process. In determining         provide non-investment advisory services
whether to continue the Advisory             to the Fund, including administrative,
Agreement for the Fund, the Board            transfer agency and distribution services,
considered the Senior Officer's written      and that AIM and its affiliates currently
evaluation and the recommendation made by    are providing satisfactory non-investment
the Senior Officer to the Board that the     advisory services.
Board consider implementing a process to
assist them in more closely monitoring the   o Other factors and current trends. In
performance of the AIM Funds. The Board      determining whether to continue the
concluded that it would be advisable to      Advisory Agreement for the Fund, the Board
implement such a process as soon as          considered the fact that AIM, along with
reasonably practicable.                      others in the mutual fund industry, is
                                             subject to regulatory inquiries and
o Profitability of AIM and its affiliates.   litigation related to a wide range of
The Board reviewed information concerning    issues. The Board also considered the
the profitability of AIM's (and its          governance and compliance reforms being
affiliates') investment advisory and other   undertaken by AIM and its affiliates,
activities and its financial condition.      including maintaining an internal
The Board considered the overall             controls committee and retaining an
profitability of AIM, as well as the         independent compliance consultant, and the
profitability of AIM in connection with      fact that AIM has undertaken to cause the
managing the Fund. The Board noted that      Fund to operate in accordance with
AIM's operations remain profitable,          certain governance policies and practices.
although increased expenses in recent        The Board concluded that these actions
years have reduced AIM's profitability.      indicated a good faith effort on the part
Based on the review of the profitability     of AIM to adhere to the highest ethical
of AIM's and its affiliates' investment      standards, and determined that the current
advisory and other activities and its        regulatory and litigation environment to
financial condition, the Board concluded     which AIM is subject should not prevent
that the compensation to be paid by the      the Board from continuing the Advisory
Fund to AIM under its Advisory Agreement     Agreement for the Fund.
was not excessive.

o Benefits of soft dollars to AIM. The
Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrange-ments. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The
Board concluded that such arrangements
were appropriate.

     SUPPLEMENT TO ANNUAL REPORT DATED 10/31/05

AIM CAPITAL DEVELOPMENT FUND

                                            ========================================

INSTITUTIONAL CLASS SHARES                  AVERAGE ANNUAL TOTAL RETURNS                      PLEASE NOTE THAT PAST PERFORMANCE
                                            For periods ended 10/31/05                  IS NOT INDICATIVE OF FUTURE RESULTS.
The following information has been                                                      MORE RECENT RETURNS MAY BE MORE OR LESS
prepared to provide Institutional Class     Inception (3/15/02)               5.95%     THAN THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview      1 Year                         14.52      REINVESTMENT OF DISTRIBUTIONS AT NET
specific to their holdings.                   6 Months*                      11.07      ASSET VALUE. INVESTMENT RETURN AND
Institutional Class shares are offered      ========================================    PRINCIPAL VALUE WILL FLUCTUATE SO YOUR
exclusively to institutional investors,                                                 SHARES, WHEN REDEEMED, MAY BE WORTH MORE
including defined contribution plans        AVERAGE ANNUAL TOTAL RETURNS                OR LESS THAN THEIR ORIGINAL COST. SEE
that meet certain criteria.                 For periods ended 9/30/05, most recent      FULL REPORT FOR INFORMATION ON
                                            calendar quarter-end                        COMPARATIVE BENCHMARKS. PLEASE CONSULT
                                                                                        YOUR FUND PROSPECTUS FOR MORE
                                            Inception (3/15/02)              7.26%      INFORMATION. FOR THE MOST CURRENT
                                              1 Year                        21.93       MONTH-END PERFORMANCE, PLEASE CALL
                                              6 Months*                      9.87       800-451-4246 OR VISIT AIMINVESTMENTS.COM.

                                            *Cumulative total return that has not
                                             been annualized

                                            ========================================

                                            INSTITUTIONAL CLASS SHARES HAVE NO SALES
                                            CHARGE; THEREFORE, PERFORMANCE IS AT NET
                                            ASSET VALUE (NAV). PERFORMANCE OF
                                            INSTITUTIONAL CLASS SHARES WILL DIFFER
                                            FROM PERFORMANCE OF OTHER SHARE CLASSES
                                            DUE TO DIFFERING SALES CHARGES AND
                                            CLASS EXPENSES.

========================================

NASDAQ SYMBOL                     ACDVX

========================================

                                                                                       Over for information on your Fund's expenses.

                                                 FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                     [YOUR GOALS.
                                                                    OUR SOLUTIONS.]                          [AIM INVESTMENTS LOGO]
                                                                - REGISTERED TRADEMARK -                    - REGISTERED TRADEMARK -
AIMINVESTMENTS.COM                   CDV-INS-1

  INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                     divide your account value by $1,000 (for          The hypothetical account values
                                            example, an $8,600 account value divided    and expenses may not be used to estimate
As a shareholder of the Fund, you incur     by $1,000 = 8.6), then multiply the         the actual ending account balance or
ongoing costs, including management         result by the number in the table under     expenses you paid for the period. You
fees and other Fund expenses. This          the heading entitled "Actual Expenses       may use this information to compare the
example is intended to help you             Paid During Period" to estimate the         ongoing costs of investing in the Fund
understand your ongoing costs (in           expenses you paid on your account during    and other funds. To do so, compare this
dollars) of investing in the Fund and to    this period.                                5% hypothetical example with the 5%
compare these costs with ongoing costs                                                  hypothetical examples that appear in the
of investing in other mutual funds. The     HYPOTHETICAL EXAMPLE FOR COMPARISON         shareholder reports of the other funds.
example is based on an investment of        PURPOSES
$1,000 invested at the beginning of the                                                       Please note that the expenses
period and held for the entire period       The table below also provides               shown in the table are meant to
May 1, 2005, through October 31, 2005.      information about hypothetical account      highlight your ongoing costs only.
                                            values and hypothetical expenses based      Therefore, the hypothetical informa-
ACTUAL EXPENSES                             on the Fund's actual expense ratio and      tion is useful in comparing ongoing
                                            an assumed rate of return of 5% per year    costs only, and will not help you
The table below provides information        before expenses, which is not the Fund's    determine the relative total costs of
about actual account values and actual      actual return. The Fund's actual cumu-      owning different funds.
expenses. You may use the information in    lative total return after expenses for
this table, together with the amount you    the six months ended October 31, 2005,
invested, to estimate the expenses that     appears in the table on the front of
you paid over the period. Simply            this supplement.

====================================================================================================================================

                                                      ACTUAL                                HYPOTHETICAL
                                                                                 (5% ANNUAL RETURN BEFORE EXPENSES)

                      BEGINNING              ENDING             EXPENSES            ENDING               EXPENSES         ANNUALIZED
    SHARE           ACCOUNT VALUE        ACCOUNT VALUE        PAID DURING        ACCOUNT VALUE          PAID DURING        EXPENSE
    CLASS             (5/1/05)           (10/31/05)(1)         PERIOD(2)          (10/31/05)             PERIOD(2)          RATIO
Institutional       $    1,000.00        $    1,110.70        $      4.31        $    1,021.12          $      4.13           0.81%

(1)   The actual ending account value is based on the actual total return of the Fund for the period May 1, 2005, through October
      31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended October 31, 2005, appears in the table on the front of this supplement.

(2)   Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

====================================================================================================================================

AIMINVESTMENTS.COM     CDV-INS-1

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2005


                                                SHARES         VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.03%

ADVERTISING-2.06%

Omnicom Group Inc.(a)                            146,900   $   12,186,824
-------------------------------------------------------------------------
R.H. Donnelley Corp.(b)                          219,200       13,531,216
=========================================================================
                                                               25,718,040
=========================================================================

AEROSPACE & DEFENSE-2.08%

Aviall, Inc.(b)                                  419,393       13,231,849
-------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)             162,819       12,670,575
=========================================================================
                                                               25,902,424
=========================================================================

AIR FREIGHT & LOGISTICS-1.03%

Robinson (C.H.) Worldwide, Inc.                  362,404       12,778,365
=========================================================================

APPAREL RETAIL-0.92%

Abercrombie & Fitch Co.-Class A                  194,538       10,114,031
-------------------------------------------------------------------------
DSW Inc.-Class A(a)(b)                            67,400        1,403,268
=========================================================================
                                                               11,517,299
=========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.42%

Coach, Inc.(b)                                   181,200        5,831,016
-------------------------------------------------------------------------
Polo Ralph Lauren Corp.                          240,568       11,835,946
=========================================================================
                                                               17,666,962
=========================================================================

APPLICATION SOFTWARE-7.95%

Amdocs Ltd.(b)                                   430,000       11,382,100
-------------------------------------------------------------------------
Autodesk, Inc.(a)                                310,700       14,021,891
-------------------------------------------------------------------------
Business Objects S.A.-ADR (France)(b)            179,279        6,143,891
-------------------------------------------------------------------------
Citrix Systems, Inc.(a)(b)                       519,805       14,331,024
-------------------------------------------------------------------------
Cognos, Inc. (Canada)(a)(b)                      172,407        6,470,435
-------------------------------------------------------------------------
Hyperion Solutions Corp.(b)                      248,085       11,997,391
-------------------------------------------------------------------------
Mercury Interactive Corp.(a)(b)                  347,275       12,081,697
-------------------------------------------------------------------------
NAVTEQ Corp.(a)(b)                               251,576        9,841,653
-------------------------------------------------------------------------
Synopsys, Inc.(b)                                675,710       12,804,705
=========================================================================
                                                               99,074,787
=========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.95%

Legg Mason, Inc.                                 110,075       11,812,148
=========================================================================

AUTOMOTIVE RETAIL-0.89%

Advance Auto Parts, Inc.(b)                      294,750       11,053,125
=========================================================================

BIOTECHNOLOGY-0.50%

Charles River Laboratories International,
  Inc.(b)                                        142,000        6,213,920
=========================================================================

BROADCASTING & CABLE TV-0.86%

Univision Communications Inc.-Class A(a)(b)      410,800       10,738,312
=========================================================================

                                                SHARES         VALUE
-------------------------------------------------------------------------


CASINOS & GAMING-1.93%

Harrah's Entertainment, Inc.                     174,000   $   10,523,520
-------------------------------------------------------------------------
Scientific Games Corp.-Class A(b)                452,100       13,544,916
=========================================================================
                                                               24,068,436
=========================================================================

COMMUNICATIONS EQUIPMENT-2.47%

Comverse Technology, Inc.(b)                     246,000        6,174,600
-------------------------------------------------------------------------
Harris Corp.                                     350,000       14,385,000
-------------------------------------------------------------------------
Scientific-Atlanta, Inc.                         288,600       10,227,984
=========================================================================
                                                               30,787,584
=========================================================================

COMPUTER HARDWARE-0.60%

Palm, Inc.(a)(b)                                 289,387        7,434,352
=========================================================================

COMPUTER STORAGE & PERIPHERALS-2.71%

Emulex Corp.(b)                                  634,887       11,751,758
-------------------------------------------------------------------------
Network Appliance, Inc.(b)                       348,108        9,524,235
-------------------------------------------------------------------------
QLogic Corp.(b)                                  412,700       12,447,032
=========================================================================
                                                               33,723,025
=========================================================================

CONSTRUCTION & ENGINEERING-0.75%

Chicago Bridge & Iron Co. N.V.-New York
  Shares (Netherlands)                           416,609        9,290,381
=========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.70%

Joy Global Inc.                                  136,805        6,275,245
-------------------------------------------------------------------------
Manitowoc Co., Inc. (The)                        281,266       14,966,164
=========================================================================
                                                               21,241,409
=========================================================================

CONSUMER ELECTRONICS-0.60%

Harman International Industries, Inc.(a)          75,500        7,539,430
=========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.73%

Alliance Data Systems Corp.(b)                   257,528        9,157,696
=========================================================================

DEPARTMENT STORES-1.04%

Nordstrom, Inc.                                  372,905       12,921,158
=========================================================================

DIVERSIFIED BANKS-0.78%

Centennial Bank Holdings, Inc.(b)(c)             874,600        9,778,028
=========================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-2.36%

ChoicePoint Inc.(b)                              317,760       13,428,538
-------------------------------------------------------------------------
Corrections Corp. of America(b)                  363,400       14,492,392
-------------------------------------------------------------------------
Global Cash Access, Inc.(b)                      104,596        1,466,436
=========================================================================
                                                               29,387,366
=========================================================================


                                                SHARES         VALUE
-------------------------------------------------------------------------

DIVERSIFIED METALS & MINING-1.78%

Freeport-McMoRan Copper & Gold, Inc.-Class
  B(a)                                           208,100   $   10,284,302
-------------------------------------------------------------------------
Phelps Dodge Corp.(a)                             98,520       11,868,704
=========================================================================
                                                               22,153,006
=========================================================================

DRUG RETAIL-1.04%

Shoppers Drug Mart Corp. (Canada)                389,900       12,970,806
=========================================================================

EDUCATION SERVICES-1.00%

Career Education Corp.(a)(b)                     348,900       12,417,351
=========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.03%

Cooper Industries, Ltd.-Class A                  180,800       12,816,912
=========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.04%

Amphenol Corp.-Class A                           324,476       12,969,306
=========================================================================

GAS UTILITIES-1.07%

Questar Corp.                                    170,000       13,387,500
=========================================================================

HEALTH CARE DISTRIBUTORS-0.61%

Schein (Henry), Inc..(a)(b)                      193,239        7,659,994
=========================================================================

HEALTH CARE EQUIPMENT-3.40%

Biomet, Inc.                                     175,900        6,126,597
-------------------------------------------------------------------------
Kinetic Concepts, Inc.(a)(b)                     134,057        4,812,646
-------------------------------------------------------------------------
PerkinElmer, Inc.                                580,000       12,800,600
-------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)(b)               275,000       12,529,000
-------------------------------------------------------------------------
Waters Corp.(b)                                  170,220        6,161,964
=========================================================================
                                                               42,430,807
=========================================================================

HEALTH CARE FACILITIES-1.44%

Community Health Systems, Inc.(b)                302,003       11,207,331
-------------------------------------------------------------------------
VCA Antech, Inc.(a)(b)                           259,400        6,692,520
=========================================================================
                                                               17,899,851
=========================================================================

HEALTH CARE SERVICES-5.54%

Covance Inc.(a)(b)                               175,000        8,513,750
-------------------------------------------------------------------------
DaVita, Inc.(b)                                  292,900       14,404,822
-------------------------------------------------------------------------
Express Scripts, Inc.(a)(b)                      196,217       14,796,724
-------------------------------------------------------------------------
Medco Health Solutions, Inc.(b)                  109,038        6,160,647
-------------------------------------------------------------------------
Omnicare, Inc.(a)                                257,359       13,923,122
-------------------------------------------------------------------------
Pharmaceutical Product Development, Inc.          80,815        4,644,438
-------------------------------------------------------------------------
Psychiatric Solutions, Inc.(b)                   120,000        6,564,000
=========================================================================
                                                               69,007,503
=========================================================================

HEALTH CARE SUPPLIES-0.95%

Cooper Cos., Inc. (The)                          172,000       11,840,480
=========================================================================

HOTELS, RESORTS & CRUISE LINES-0.90%

Hilton Hotels Corp.                              579,300       11,267,385
=========================================================================

                                                SHARES         VALUE
-------------------------------------------------------------------------


HOUSEHOLD APPLIANCES-0.53%

Whirlpool Corp.                                   83,500   $    6,554,750
=========================================================================

HOUSEHOLD PRODUCTS-0.60%

Central Garden & Pet Co.(b)                      175,622        7,528,915
=========================================================================

HOUSEWARES & SPECIALTIES-1.51%

Fortune Brands, Inc.                              67,900        5,158,363
-------------------------------------------------------------------------
Jarden Corp.(a)(b)                               405,350       13,696,777
=========================================================================
                                                               18,855,140
=========================================================================

INDUSTRIAL MACHINERY-0.88%

ITT Industries, Inc.                             108,500       11,023,600
=========================================================================

INSURANCE BROKERS-0.77%

Willis Group Holdings Ltd. (United Kingdom)      257,078        9,547,877
=========================================================================

INTEGRATED OIL & GAS-0.88%

Murphy Oil Corp.                                 235,000       11,009,750
=========================================================================

INTERNET SOFTWARE & SERVICES-1.58%

Digital River, Inc.(a)(b)                        262,000        7,338,620
-------------------------------------------------------------------------
VeriSign, Inc.(a)(b)                             524,163       12,385,972
=========================================================================
                                                               19,724,592
=========================================================================

INVESTMENT COMPANIES-EXCHANGE TRADED
  FUNDS-1.50%

iShares Nasdaq Biotechnology Index Fund(a)(b)    253,124       18,708,395
=========================================================================

IT CONSULTING & OTHER SERVICES-0.48%

Cognizant Technology Solutions Corp.-Class
  A(b)                                           136,483        6,002,522
=========================================================================

MANAGED HEALTH CARE-2.21%

CIGNA Corp.                                       91,000       10,544,170
-------------------------------------------------------------------------
Coventry Health Care, Inc.(b)                    182,000        9,826,180
-------------------------------------------------------------------------
Humana Inc.(b)                                   162,000        7,191,180
=========================================================================
                                                               27,561,530
=========================================================================

OIL & GAS DRILLING-1.94%

Nabors Industries, Ltd.(b)                       173,000       11,872,990
-------------------------------------------------------------------------
Noble Corp.                                      191,706       12,342,032
=========================================================================
                                                               24,215,022
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.61%

Grant Prideco, Inc.(b)                           355,838       13,838,540
-------------------------------------------------------------------------
National-Oilwell Varco Inc.(b)                   265,000       16,554,550
-------------------------------------------------------------------------
Weatherford International Ltd.(b)                233,067       14,589,994
=========================================================================
                                                               44,983,084
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.42%

CNX Gas Corp. (Acquired 08/01/05; Cost
  $3,379,200)(b)(d)                              211,200        4,382,400
-------------------------------------------------------------------------
Rosetta Resources, Inc. (Acquired 06/28/05;
  Cost $12,241,600)(b)(d)                        765,100       14,154,350
-------------------------------------------------------------------------


                                                SHARES         VALUE
-------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION-(CONTINUED)

Southwestern Energy Co.                          160,500   $   11,642,670
=========================================================================
                                                               30,179,420
=========================================================================

OIL & GAS REFINING & MARKETING-0.56%

Tesoro Corp.                                     115,000        7,032,250
=========================================================================

OIL & GAS STORAGE & TRANSPORTATION-1.25%

Williams Cos., Inc. (The)                        700,000       15,610,000
=========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.95%

CapitalSource Inc.(b)                            537,268       11,819,896
=========================================================================

PACKAGED FOODS & MEATS-0.88%

McCormick & Co., Inc.                            187,300        5,673,317
-------------------------------------------------------------------------
TreeHouse Foods, Inc.(a)(b)                      207,200        5,354,048
=========================================================================
                                                               11,027,365
=========================================================================

PHARMACEUTICALS-0.88%

Medicis Pharmaceutical Corp.-Class A(a)          370,000       10,915,000
=========================================================================

REAL ESTATE-0.70%

People's Choice Financial Corp. (Acquired
  12/21/04-06/30/05; Cost $11,582,666)(b)(d)   1,167,200        8,754,000
=========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-1.18%

CB Richard Ellis Group, Inc.-Class A(b)          300,000       14,655,000
=========================================================================

REGIONAL BANKS-0.58%

Signature Bank(b)                                249,200        7,226,800
=========================================================================

REINSURANCE-0.51%

Endurance Specialty Holdings Ltd.                191,278        6,342,778
=========================================================================

SEMICONDUCTOR EQUIPMENT-1.45%

ASML Holding N.V.-New York Shares
  (Netherlands)(b)                               358,327        6,084,392
-------------------------------------------------------------------------
MEMC Electronic Materials, Inc.(b)               669,647       12,013,467
=========================================================================
                                                               18,097,859
=========================================================================

SEMICONDUCTORS-5.23%

Analog Devices, Inc.                             401,400       13,960,692
-------------------------------------------------------------------------
ATI Technologies Inc. (Canada)(b)                451,204        6,519,898
-------------------------------------------------------------------------
Marvell Technology Group Ltd. (Singapore)(b)     270,207       12,540,307
-------------------------------------------------------------------------
Microchip Technology Inc.(a)                     389,887       11,762,891
-------------------------------------------------------------------------
Microsemi Corp.(b)                               521,744       12,088,808
-------------------------------------------------------------------------
National Semiconductor Corp.                     370,500        8,384,415
=========================================================================
                                                               65,257,011
=========================================================================

                                                SHARES         VALUE
-------------------------------------------------------------------------


SOFT DRINKS-0.67%

Hansen Natural Corp.(a)(b)                       165,000   $    8,335,800
=========================================================================

SPECIALIZED FINANCE-1.33%

Chicago Mercantile Exchange Holdings Inc.         45,451       16,596,433
=========================================================================

SPECIALTY STORES-1.23%

Office Depot, Inc.(b)                            555,800       15,301,174
=========================================================================

STEEL-0.52%

Nucor Corp.                                      109,273        6,539,989
=========================================================================

SYSTEMS SOFTWARE-1.11%

Red Hat, Inc.(b)                                 596,786       13,857,371
=========================================================================

THRIFTS & MORTGAGE FINANCE-0.80%

Hudson City Bancorp, Inc.                        844,718       10,001,461
=========================================================================

WIRELESS TELECOMMUNICATION SERVICES-3.16%

American Tower Corp.-Class A(a)(b)             1,085,385       25,886,432
-------------------------------------------------------------------------
NII Holdings, Inc.(b)                            162,200       13,449,624
=========================================================================
                                                               39,336,056
=========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $986,252,752)                         1,197,225,988
=========================================================================




                                               NUMBER
                                                 OF        EXERCISE   EXPIRATION
                                               CONTRACTS   PRICE        DATE

PUT OPTIONS PURCHASED-0.01%

COMPUTER STORAGE & PERIPHERALS-0.01%

Emulex Corp. (Cost $284,336)                     4,341      $17.5       Nov-05         72,495
=============================================================================================


                                                SHARES
MONEY MARKET FUNDS-4.00%

Liquid Assets Portfolio-Institutional
  Class(e)                                     24,940,812      24,940,812
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)    24,940,812      24,940,812
=========================================================================
    Total Money Market Funds (Cost
      $49,881,624)                                             49,881,624
=========================================================================

TOTAL INVESTMENTS-100.04% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,036,418,712)                                           1,247,180,107
=========================================================================

                                                SHARES         VALUE
-------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-14.52%

Liquid Assets Portfolio-Institutional
  Class(e)(f)                                  90,554,944  $   90,554,944
=========================================================================
STIC Prime Portfolio-Institutional
  Class(e)(f)                                  90,554,944      90,554,944
=========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $181,109,888)                                     181,109,888
=========================================================================
TOTAL INVESTMENTS-114.56% (Cost
  $1,217,528,600)                                           1,428,289,995
=========================================================================
OTHER ASSETS LESS LIABILITIES-(14.56%)                       (181,518,712)
=========================================================================
NET ASSETS-100.00%                                         $1,246,771,283
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt

Notes to Schedule of Investments:

(a) All or a portion of this security has been pledged as collateral for securities lending transactions at October 31, 2005.
(b) Non-income producing security.
(c) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at October 31, 2005 represented 0.78% of the Fund's Total Net Assets. See Note 1A.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at October 31, 2005 was $27,290,750, which represented 2.19% of the Fund's Total Net Assets. These securities are considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS:

Investments, at value (cost $986,537,088)*    $1,197,298,483
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $230,991,512)                            230,991,512
============================================================
    Total investments (cost $1,217,528,600)    1,428,289,995
============================================================
Receivables for:
  Investments sold                                16,035,819
------------------------------------------------------------
  Fund shares sold                                 1,913,775
------------------------------------------------------------
  Dividends                                          377,360
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                74,142
------------------------------------------------------------
Other assets                                          47,135
============================================================
    Total assets                               1,446,738,226
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           14,869,447
------------------------------------------------------------
  Fund shares reacquired                           2,654,987
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 141,861
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       181,109,888
------------------------------------------------------------
Accrued distribution fees                            593,488
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             2,418
------------------------------------------------------------
Accrued transfer agent fees                          435,199
------------------------------------------------------------
Accrued operating expenses                           159,655
============================================================
    Total liabilities                            199,966,943
============================================================
Net assets applicable to shares outstanding   $1,246,771,283
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $  867,838,502
------------------------------------------------------------
Undistributed net investment income (loss)          (116,433)
------------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign
  currencies                                     168,287,819
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                     210,761,395
============================================================
                                              $1,246,771,283
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  800,829,587
____________________________________________________________
============================================================
Class B                                       $  317,492,089
____________________________________________________________
============================================================
Class C                                       $   88,315,629
____________________________________________________________
============================================================
Class R                                       $    8,378,708
____________________________________________________________
============================================================
Investor Class                                $    6,790,820
____________________________________________________________
============================================================
Institutional Class                           $   24,964,450
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           42,477,921
____________________________________________________________
============================================================
Class B                                           18,130,453
____________________________________________________________
============================================================
Class C                                            5,047,301
____________________________________________________________
============================================================
Class R                                              447,298
____________________________________________________________
============================================================
Investor Class                                       359,951
____________________________________________________________
============================================================
Institutional Class                                1,295,489
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        18.85
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $18.85 divided by
      94.50%)                                 $        19.95
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        17.51
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        17.50
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        18.73
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                     $        18.87
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        19.27
____________________________________________________________
============================================================

* At October 31, 2005 securities with an aggregate value of $179,842,688 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $14,146)         $  7,797,132
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $376,729 after rebates of
  $5,031,994)                                                    1,407,558
==========================================================================
     Total investment income                                     9,204,690
==========================================================================


EXPENSES:

Advisory fees                                                    7,906,988
--------------------------------------------------------------------------
Administrative services fees                                       324,055
--------------------------------------------------------------------------
Custodian fees                                                      91,445
--------------------------------------------------------------------------
Distribution fees:

  Class A                                                        2,287,310
--------------------------------------------------------------------------
  Class B                                                        3,613,279
--------------------------------------------------------------------------
  Class C                                                          835,177
--------------------------------------------------------------------------
  Class R                                                           37,132
--------------------------------------------------------------------------
  Investor Class                                                     6,467
--------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R and Investor                   3,509,926
--------------------------------------------------------------------------
Transfer agent fees -- Institutional                                 6,506
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           55,299
--------------------------------------------------------------------------
Other                                                              534,813
==========================================================================
     Total expenses                                             19,208,397
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (100,384)
==========================================================================
     Net expenses                                               19,108,013
==========================================================================
Net investment income (loss)                                    (9,903,323)
==========================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities (includes gains from securities sold
     to affiliates of $3,107,303)                              198,665,912
--------------------------------------------------------------------------
  Foreign currencies                                               (14,457)
==========================================================================
                                                               198,651,455
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (42,686,280)
==========================================================================
  Foreign currencies                                                36,287
==========================================================================
                                                               (42,649,993)
==========================================================================
Net gain from investment securities and foreign currencies     156,001,462
==========================================================================
Net increase in net assets resulting from operations          $146,098,139
__________________________________________________________________________
==========================================================================


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2005 and 2004

                                                                   2005              2004
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (9,903,323)   $   (7,843,507)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   198,651,455        92,544,722
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 (42,649,993)        9,256,653
==============================================================================================
    Net increase in net assets resulting from operations         146,098,139        93,957,868
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (50,047,808)      (13,528,020)
----------------------------------------------------------------------------------------------
  Class B                                                        (30,863,202)      (10,257,718)
----------------------------------------------------------------------------------------------
  Class C                                                         (6,304,790)       (1,789,455)
----------------------------------------------------------------------------------------------
  Class R                                                           (466,191)          (30,198)
----------------------------------------------------------------------------------------------
  Investor Class                                                     (46,094)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                               (282,499)             (242)
==============================================================================================
    Decrease in net assets resulting from distributions          (88,010,584)      (25,605,633)
==============================================================================================
Share transactions-net:
  Class A                                                        144,724,899        31,588,830
----------------------------------------------------------------------------------------------
  Class B                                                        (74,233,309)      (40,086,908)
----------------------------------------------------------------------------------------------
  Class C                                                         10,965,505         1,351,823
----------------------------------------------------------------------------------------------
  Class R                                                          2,405,509         4,312,014
----------------------------------------------------------------------------------------------
  Investor Class                                                   6,814,869                --
----------------------------------------------------------------------------------------------
  Institutional Class                                             24,840,069            55,370
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          115,517,542        (2,778,871)
==============================================================================================
    Net increase in net assets                                   173,605,097        65,573,364
______________________________________________________________________________________________
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,073,166,186     1,007,592,822
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(116,433) and $(98,307), respectively)         $1,246,771,283    $1,073,166,186
______________________________________________________________________________________________
==============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Capital Development Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is long-term growth of capital.

  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

J. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $350 million                                            0.75%
-------------------------------------------------------------------
Over $350 million                                             0.625%
 __________________________________________________________________
===================================================================


    Effective July 18, 2005, AIM voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares to 1.55%, 2.30%, 2.30%, 1.80%, 1.55% and 1.30% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended October 31, 2005, AIM waived fees of $7,593.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $49,026.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended October 31, 2005, AIM was paid $324,055.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended October 31, 2005, the Fund paid AISI $3,509,926 for Class A, Class B, Class C, Class R and Investor Class share classes and $6,506 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2005, the Class A, Class B, Class C, Class R and Investor Class shares paid $2,287,310, $3,613,279, $835,177, $37,132 and
$6,467, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the year ended October 31, 2005, ADI advised the Fund that it retained $165,953 in front-end sales commissions from the sale of Class A shares and $5,043, $68,324 and $5,685 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2005.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                   CHANGE IN
                                                                                   UNREALIZED
                              VALUE           PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND
FUND                        10/31/04           AT COST          FROM SALES       (DEPRECIATION)      10/31/05         INCOME
-------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio-
  Institutional Class     $ 10,261,930     $  300,909,932     $  (286,231,050)         $  --       $ 24,940,812     $  513,614
-------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class       10,261,930        300,909,932        (286,231,050)            --         24,940,812        517,215
===============================================================================================================================
  Subtotal                $ 20,523,860     $  601,819,864     $  (572,462,100)         $  --       $ 49,881,624     $1,030,829
===============================================================================================================================


                           REALIZED
FUND                      GAIN (LOSS)
------------------------
Liquid Assets Portfolio-
  Institutional Class        $  --
------------------------
STIC Prime Portfolio-
  Institutional Class           --
========================
  Subtotal                   $  --
========================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                   CHANGE IN
                                                                                   UNREALIZED
                              VALUE           PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND
FUND                        10/31/04           AT COST          FROM SALES       (DEPRECIATION)      10/31/05         INCOME*
-------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio-
  Institutional Class     $ 69,189,281     $  325,359,623     $  (303,993,960)         $  --       $ 90,554,944     $  187,896
-------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class       69,189,281        323,709,673        (302,344,010)            --         90,554,944        188,833
===============================================================================================================================
  Subtotal                $138,378,562     $  649,069,296     $  (606,337,970)         $  --       $181,109,888     $  376,729
===============================================================================================================================
  Total                   $158,902,422     $1,250,889,160     $(1,178,800,070)         $  --       $230,991,512     $1,407,558
_______________________________________________________________________________________________________________________________
===============================================================================================================================


                           REALIZED
FUND                      GAIN (LOSS)
------------------------
Liquid Assets Portfolio-
  Institutional Class        $  --
------------------------
STIC Prime Portfolio-
  Institutional Class           --
========================
  Subtotal                   $  --
========================
  Total                      $  --
________________________
========================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2005, the Fund engaged in securities purchases of $27,497,668 and sales of $12,419,907, which resulted in net realized gains of $3,107,303.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $43,765.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2005, the Fund paid legal fees of $6,008 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2005, securities with an aggregate value of $179,842,688 were on loan to brokers. The loans were secured by cash collateral of $181,109,888 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2005, the Fund received dividends on cash collateral of $376,729 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2005 and 2004 was as follows:

                                                                 2005           2004
----------------------------------------------------------------------------------------
Distributions paid from long-term capital gain                $88,010,584    $25,605,633
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS

As of October 31, 2005, the components of net assets on a tax basis were as follows:

                                                                     2005
------------------------------------------------------------------------------
Undistributed ordinary income                                   $   21,607,521
------------------------------------------------------------------------------
Undistributed long-term gain                                       148,919,476
------------------------------------------------------------------------------
Unrealized appreciation -- investments                             208,522,217
------------------------------------------------------------------------------
Temporary book/tax differences                                        (116,433)
------------------------------------------------------------------------------
Shares of beneficial interest                                      867,838,502
==============================================================================
Total net assets                                                $1,246,771,283
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the deferral of losses on wash sales and the deferral of losses on certain straddles.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund does not have a capital loss carryforward as of October 31, 2005.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2005 was $1,390,838,738 and $1,445,999,906, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $234,861,628
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (26,339,411)
==============================================================================
Net unrealized appreciation of investment securities             $208,522,217
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,219,767,778.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses, the use of a portion of the proceeds from redemptions as distributions and expenses related to the plan of reorganization on July 18, 2005, on October 31, 2005, undistributed net investment income
(loss) was increased by $9,888,786, undistributed net realized gain was decreased by $29,839,936 and shares of beneficial interest increased by $19,951,150. Further, as a result of tax deferrals acquired in the reorganization of AIM Mid Cap Stock Fund into the Fund on July 18, 2005, undistributed net investment income (loss) was decreased by $3,589, undistributed net realized gain was decreased by $124,265 and shares of beneficial interest increased by $127,854. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently consists of six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

    Investor Class shares of the Fund are offered only to certain grandfathered investors.

                                               CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------------
                                                                        2005(A)                             2004
                                                              ----------------------------      ----------------------------
                                                                SHARES           AMOUNT           SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     10,348,935      $190,673,466       6,956,116      $121,226,684
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,667,018        45,749,438       2,589,525        42,660,392
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,289,052        22,136,153       1,128,395        18,630,607
----------------------------------------------------------------------------------------------------------------------------
  Class R                                                        257,080         4,728,499         275,328         4,806,109
----------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                               91,260         1,700,432              --                --
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            490,561         9,221,195           3,080            55,129
============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      2,609,950        47,005,197         727,483        12,170,787
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,735,416        29,207,054         564,080         8,923,747
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                        358,665         6,032,744          96,104         1,519,408
----------------------------------------------------------------------------------------------------------------------------
  Class R                                                         25,963           465,263           1,810            30,198
----------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                                2,559            46,094              --                --
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             15,412           282,499              14               241
============================================================================================================================
Issued in connection with acquisitions:(c)
  Class A                                                        799,385        15,219,369              --                --
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                        405,707         7,187,683              --                --
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                        225,708         3,996,573              --                --
----------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                 322,644         6,146,451              --                --
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            876,136        17,023,454              --                --
============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      3,983,902        73,470,591         834,769        14,693,499
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (4,272,532)      (73,470,591)       (886,014)      (14,693,499)
============================================================================================================================
Reacquired:
  Class A                                                     (9,830,016)     (181,643,724)     (6,701,600)     (116,502,140)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (4,826,915)      (82,906,893)     (4,698,851)      (76,977,548)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,233,703)      (21,199,965)     (1,149,534)      (18,798,192)
----------------------------------------------------------------------------------------------------------------------------
  Class R                                                       (151,929)       (2,788,253)        (30,395)         (524,293)
----------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                              (56,512)       (1,078,108)             --                --
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (90,294)       (1,687,079)             --                --
============================================================================================================================
                                                               6,043,452      $115,517,542        (289,690)     $ (2,778,871)
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and in aggregate they own 6% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares
  (b)owned of record by these shareholders are also owned beneficially.
  (c)Investor Class shares commenced sales on November 30, 2004.
     As of the open of business on July 18, 2005, the Fund acquired all the net assets of AIM Mid Cap Stock Fund pursuant to a plan of reorganization approved by the Trustees of the Fund March 21-23, 2005 and by the shareholders of AIM Mid Cap Stock Fund on June 28, 2005. The acquisition was accomplished by a tax free exchange of 2,629,580 shares of the Fund for 2,743,238 shares of AIM Mid Cap Stock Fund shares outstanding as of the close of business on July 15, 2005. AIM Mid Cap Stock Fund's net assets at that date of $49,573,530 including $5,830,760 of unrealized appreciation. The aggregate net assets of the Fund immediately before the acquisition were $1,228,658,758.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                             --------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                             --------------------------------------------------------------------
                                                               2005           2004           2003           2002           2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  17.86       $  16.66       $  12.80       $  14.69       $  21.79
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.11)(a)      (0.08)(a)      (0.08)(a)      (0.04)(a)      (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.52           1.70           3.94          (1.85)         (4.27)
=================================================================================================================================
    Total from investment operations                             2.41           1.62           3.86          (1.89)         (4.31)
=================================================================================================================================
Less distributions from net realized gains                      (1.42)         (0.42)            --             --          (2.79)
=================================================================================================================================
Net asset value, end of period                               $  18.85       $  17.86       $  16.66       $  12.80       $  14.69
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                 13.87%          9.87%         30.16%        (12.87)%       (21.76)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $800,830       $617,194       $545,691       $456,268       $576,660
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          1.36%(c)       1.40%(d)       1.53%          1.38%          1.33%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.58)%(c)     (0.46)%        (0.56)%        (0.29)%        (0.21)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                           120%            74%           101%           120%           130%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $730,108,701.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.41%.

                                                                                           CLASS B
                                                             --------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                             --------------------------------------------------------------------
                                                               2005           2004           2003           2002           2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  16.79       $  15.79       $  12.21       $  14.10       $  21.16
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.22)(a)      (0.18)(a)      (0.16)(a)      (0.14)(a)      (0.15)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.36           1.60           3.74          (1.75)         (4.12)
=================================================================================================================================
    Total from investment operations                             2.14           1.42           3.58          (1.89)         (4.27)
=================================================================================================================================
Less distributions from net realized gains                      (1.42)         (0.42)            --             --          (2.79)
=================================================================================================================================
Net asset value, end of period                               $  17.51       $  16.79       $  15.79       $  12.21       $  14.10
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                 13.09%          9.13%         29.32%        (13.40)%       (22.29)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $317,492       $376,355       $392,382       $346,456       $454,018
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          2.04%(c)       2.05%(d)       2.18%          2.03%          1.99%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.26)%(c)     (1.11)%        (1.21)%        (0.94)%        (0.87)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                           120%            74%           101%           120%           130%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $361,327,853.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.06%.

                                                                                          CLASS C
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------
                                                               2005          2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 16.77       $ 15.78       $ 12.20       $ 14.10       $ 21.15
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.22)(a)     (0.18)(a)     (0.16)(a)     (0.14)(a)     (0.14)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.37          1.59          3.74         (1.76)        (4.12)
=============================================================================================================================
    Total from investment operations                             2.15          1.41          3.58         (1.90)        (4.26)
=============================================================================================================================
Less distributions from net realized gains                      (1.42)        (0.42)           --            --         (2.79)
=============================================================================================================================
Net asset value, end of period                                $ 17.50       $ 16.77       $ 15.78       $ 12.20       $ 14.10
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                 13.16%         9.07%        29.34%       (13.48)%      (22.24)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $88,316       $73,929       $68,356       $56,298       $66,127
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets                          2.04%(c)      2.05%(d)      2.18%         2.03%         1.99%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.26)%(c)    (1.11)%       (1.21)%       (0.94)%       (0.87)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                           120%           74%          101%          120%          130%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $83,517,683.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.06%.

                                                                                    CLASS R
                                                              ----------------------------------------------------
                                                                                                     JUNE 3, 2002
                                                                                                      (DATE SALES
                                                                   YEAR ENDED OCTOBER 31,            COMMENCED) TO
                                                              --------------------------------        OCTOBER 31,
                                                               2005         2004         2003            2002
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $17.78       $16.62       $12.79          $16.62
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.14)(a)    (0.10)(a)    (0.10)(a)       (0.03)(a)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 2.51         1.68         3.93           (3.80)
==================================================================================================================
    Total from investment operations                            2.37         1.58         3.83           (3.83)
==================================================================================================================
Less distributions from net realized gains                     (1.42)       (0.42)          --              --
==================================================================================================================
Net asset value, end of period                                $18.73       $17.78       $16.62          $12.79
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                13.69%        9.65%       29.95%         (23.05)%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $8,379       $5,622       $1,154          $   10
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets                         1.54%(c)     1.55%(d)     1.68%           1.54%(e)
==================================================================================================================
Ratio of net investment income (loss) to average net assets    (0.76)%(c)   (0.61)%      (0.71)%         (0.44)%(e)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                          120%          74%         101%            120%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net assets values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $7,426,374.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.56%.
(e)  Annualized.

                                                               INVESTOR CLASS
                                                              -----------------
                                                              NOVEMBER 30, 2004
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                 OCTOBER 31,
                                                                    2005
-------------------------------------------------------------------------------
Net asset value, beginning of period                               $18.95
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.09)(a)
-------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             1.43
===============================================================================
    Total from investment operations                                 1.34
===============================================================================
Less distributions from net realized gains                          (1.42)
===============================================================================
Net asset value, end of period                                     $18.87
_______________________________________________________________________________
===============================================================================
Total return(b)                                                      7.43%
_______________________________________________________________________________
===============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $6,791
_______________________________________________________________________________
===============================================================================
Ratio of expenses to average net assets                              1.29%(c)
===============================================================================
Ratio of net investment income (loss) to average net assets         (0.51)%(c)
_______________________________________________________________________________
===============================================================================
Portfolio turnover rate                                               120%
_______________________________________________________________________________
===============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net assets values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $2,810,151.

                                                                            INSTITUTIONAL CLASS
                                                              ------------------------------------------------
                                                                                                MARCH 15, 2002
                                                                                                 (DATE SALES
                                                                  YEAR ENDED OCTOBER 31,        COMMENCED) TO
                                                              ------------------------------     OCTOBER 31,
                                                               2005          2004      2003          2002
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 18.13       $16.83    $12.84       $ 17.25
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.01)(a)     0.01(a)   0.01(a)       0.02(a)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.57         1.71      3.98         (4.43)
==============================================================================================================
    Total from investment operations                             2.56         1.72      3.99         (4.41)
==============================================================================================================
Less distributions from net realized gains                      (1.42)       (0.42)       --            --
==============================================================================================================
Net asset value, end of period                                $ 19.27       $18.13    $16.83       $ 12.84
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                 14.52%       10.38%    31.08%       (25.57)%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $24,964       $   67    $   10       $     7
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.81%(c)     0.86%     0.87%         0.84%(d)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.81%(c)     1.15%     1.25%         0.99%(d)
==============================================================================================================
Ratio of net investment income (loss) to average net assets     (0.03)%(c)    0.08%     0.10%         0.25%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate                                           120%          74%      101%          120%
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net assets values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $10,150,659.
(d)  Annualized.

NOTE 14--CHANGE IN INDEPENDENT PUBLIC ACCOUNTING FIRM

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending March 31, 2006. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior fiscal year, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

    E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code ss. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

    On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

    On August 30, 2005, the West Virginia Office of the State Auditor-Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;

    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

    - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

    - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.


* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Equity Funds and Shareholders of AIM Capital Development Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Capital Development Fund (one of the funds constituting AIM Equity Funds, hereafter referred to as the "Fund") at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended October 31, 2004 and the financial highlights for each of the periods ended on or before October 31, 2004 were audited by another independent registered public accounting firm whose report, dated December 15, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

December 19, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2005



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.
   President                                      (financial services holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc. (registered investment advisor);
                                                  Director, A I M Capital Management, Inc.
                                                  (registered investment advisor) and
                                                  A I M Distributors, Inc. (registered
                                                  broker dealer); Director and Chairman,
                                                  AIM Investment Services, Inc.
                                                  (registered transfer agent), Fund
                                                  Management Company (registered broker
                                                  dealer) and INVESCO Distributors, Inc.
                                                  (registered broker dealer); and Chief
                                                  Executive Officer, AMVESCAP PLC -- AIM
                                                  Division (parent of AIM and a global
                                                  investment management firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); and CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                        (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of October 31, 2005



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel,                2005           Retired                                    None
   Jr.(3) -- 1944
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc. (financial services holding
   Chief Compliance Officer                       company); Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

(3) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund distributed long-term capital gains of $88,010,584 for the Fund's tax year ended October 31, 2005.

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS (UNAUDITED)

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005, July 31, 2005 and October 31, 2005 are 6.20%, 7.58%, 3.10% and 9.45%, respectively.

             DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                  FIXED INCOME

                                             AIM Asia Pacific Growth Fund
AIM Aggressive Growth Fund                   AIM Developing Markets Fund                  TAXABLE
AIM Basic Balanced Fund*                     AIM European Growth Fund
AIM Basic Value Fund                         AIM European Small Company Fund(1)           AIM Floating Rate Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM High Yield Fund
AIM Capital Development Fund                 AIM Global Equity Fund                       AIM Income Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Intermediate Government Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Limited Maturity Treasury Fund
AIM Diversified Dividend Fund                AIM International Core Equity Fund           AIM Money Market Fund
AIM Dynamics Fund                            AIM International Growth Fund                AIM Short Term Bond Fund
AIM Large Cap Basic Value Fund               AIM International Small Company Fund(1)      AIM Total Return Bond Fund
AIM Large Cap Growth Fund                    AIM Trimark Fund                             Premier Portfolio
AIM Mid Cap Basic Value Fund                                                              Premier U.S. Government Money Portfolio
AIM Mid Cap Core Equity Fund(1)                             SECTOR EQUITY
AIM Mid Cap Growth Fund                                                                   TAX-FREE
AIM Opportunities I Fund                     AIM Advantage Health Sciences Fund
AIM Opportunities II Fund                    AIM Energy Fund                              AIM High Income Municipal Fund(1)
AIM Opportunities III Fund                   AIM Financial Services Fund                  AIM Municipal Bond Fund
AIM Premier Equity Fund                      AIM Global Health Care Fund                  AIM Tax-Exempt Cash Fund
AIM S&P 500 Index Fund                       AIM Global Real Estate Fund                  AIM Tax-Free Intermediate Fund
AIM Select Equity Fund                       AIM Gold & Precious Metals Fund              Premier Tax-Exempt Portfolio
AIM Small Cap Equity Fund                    AIM Leisure Fund
AIM Small Cap Growth Fund(1)                 AIM Multi-Sector Fund                                 AIM ALLOCATION SOLUTIONS
AIM Small Company Growth Fund                AIM Real Estate Fund(1)
AIM Summit Fund                              AIM Technology Fund                          AIM Conservative Allocation Fund
AIM Trimark Endeavor Fund                    AIM Utilities Fund                           AIM Growth Allocation Fund(2)
AIM Trimark Small Companies Fund                                                          AIM Moderate Allocation Fund
AIM Weingarten Fund                                                                       AIM Moderate Growth Allocation Fund
                                                                                          AIM Moderately Conservative Allocation
                                                                                           Fund

                                                                                                    DIVERSIFIED PORTFOLIOS

                                                                                          AIM Income Allocation Fund
                                                                                          AIM International Allocation Fund

                                             =======================================================================================
                                             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR
                                             THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL
                                             ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
                                             =======================================================================================

*Domestic equity and income fund


(1) This fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the fund, please see the appropriate prospectus.

(2) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after January 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of September 30, 2005.

AIMinvestments.com                  CDV-AR-1             A I M Distributors,Inc.

                                      YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
--------------------------------------------------------------------------------------
Mutual    Retirement    Annuities  College    Separately    Offshore    Cash              [AIM INVESTMENTS LOGO APPEARS HERE]
Funds     Products                 Savings    Managed       Products    Management             --Registered Trademark--
                                   Plans      Accounts
--------------------------------------------------------------------------------------

                                                                AIM CHARTER FUND
                                Annual Report to Shareholders o October 31, 2005


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--                          --Registered Trademark--

=================================================================================================================================
AIM CHARTER FUND SEEKS TO PROVIDE GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2005, and is based on total net assets.
=================================================================================================================================
ABOUT SHARE CLASSES                          o The unmanaged LIPPER LARGE-CAP CORE         The Fund provides a complete list of
                                             FUND INDEX represents an average of           its holdings four times in each fiscal
o Class B shares are not available as        the performance of the 30 largest             year, at the quarter-ends. For the
an investment for retirement plans           large-capitalization core equity funds        second and fourth quarters, the lists
maintained pursuant to Section 401 of        tracked by Lipper, Inc., an                   appear in the Fund's semiannual and
the Internal Revenue Code, including         independent mutual fund performance           annual reports to shareholders. For
401(k) plans, money purchase pension         monitor.                                      the first and third quarters, the Fund
plans and profit sharing plans. Plans                                                      files the lists with the Securities
that had existing accounts invested in       o The Fund is not managed to track the        and Exchange Commission (SEC) on Form
Class B shares prior to September            performance of any particular index,          N-Q. The most recent list of portfolio
30, 2003, will continue to be allowed        including the indexes defined here,           holdings is available at
to make additional purchases.                and consequently, the performance of          AIMinvestments.com. From our home
                                             the Fund may deviate significantly            page, click on Products & Performance,
o Class R shares are available only to       from the performance of the indexes.          then Mutual Funds, then Fund Overview.
certain retirement plans. Please see                                                       Select your Fund from the drop-down
the prospectus for more information.         o A direct investment cannot be made          menu and click on Complete Quarterly
                                             in an index. Unless otherwise                 Holdings. Shareholders can also look
PRINCIPAL RISKS OF INVESTING IN THE          indicated, index results include              up the Fund's Forms N-Q on the SEC's
FUND                                         reinvested dividends, and they do not         Web site at sec.gov. And copies of the
                                             reflect sales charges. Performance of         Fund's Forms N-Q may be reviewed and
o The Fund may invest up to 20% of its       an index of funds reflects fund               copied at the SEC's Public Reference
assets in the securities of non-U.S.         expenses; performance of a market             Room at 450 Fifth Street, N.W.,
issuers. International investing             index does not.                               Washington, D.C. 20549-0102. You can
presents certain risks not associated                                                      obtain information on the operation of
with investing solely in the United          OTHER INFORMATION                             the Public Reference Room, including
States. These include risks relating                                                       information about duplicating fee
to fluctuations in the value of the          o The returns shown in management's           charges, by calling 202-942-8090 or
U.S. dollar relative to the values of        discussion of Fund performance are            800-732-0330, or by electronic request
other currencies, the custody                based on net asset values calculated          at the following e-mail address:
arrangements made for the Fund's             for shareholder transactions.                 publicinfo@sec.gov. The SEC file
foreign holdings, differences in             Generally accepted accounting princi          numbers for the Fund are 811-01424 and
accounting, political risks and the          ples require adjustments to be made to        2-25469.
lesser degree of public information          the net assets of the Fund at period
required to be provided by non-U.S.          end for financial reporting purposes,         A description of the policies and
companies.                                   and as such, the net asset values for         procedures that the Fund uses to
                                             shareholder transactions and the              determine how to vote proxies relating
ABOUT INDEXES USED IN THIS REPORT            returns based on those net asset              to portfolio securities is available
                                             values may differ from the net asset          without charge, upon request, from our
o The unmanaged Standard & Poor's            values and returns reported in the            Client Services department at
Composite Index of 500 Stocks (the S&P       Financial Highlights.                         800-959-4246 or on the AIM Web site,
500--Registered Trademark--INDEX) is                                                       AIMinvestments.com. On the home page,
an index of common stocks frequently         o Industry classifications used in            scroll down and click on AIM Funds
used as a general measure of U.S.            this report are generally according to        Proxy Policy. The information is also
stock market performance.                    the Global Industry Classification            available on the Securities and
                                             Standard, which was developed by and          Exchange Commission's Web site,
o The unmanaged MSCI WORLD INDEX is a        is the exclusive property and a               sec.gov.
group of global securities tracked by        service mark of Morgan Stanley Capital
Morgan Stanley Capital International.        International Inc. and Standard &             Information regarding how the Fund
                                             Poor's.                                       voted proxies related to its portfolio
o The unmanaged Russell 1000                                                               securities during the 12 months ended
--Registered Trademark--INDEX                                                              June 30, 2005, is available at our Web
represents the performance of the                                                          site. Go to AIMinvestments.com, access
stocks of large-capitalization                                                             the About Us tab, click on Required
companies.                                                                                 Notices and then click on Proxy Voting
                                                                                           Activity. Next, select the Fund from
                                                                                           the drop-down menu. The information is
                                                                                           also available on the Securities and
                                                                                           Exchange Commission's Web site,
                                                                                           sec.gov.


                                                                                           =========================================
                                                                                           FUND    NASDAQ  SYMBOLS

                                                                                           Class A Shares                      CHTRX

                                                                                           Class B Shares                      BCHTX

                                                                                           Class C Shares                      CHTCX

                                                                                           Class R Shares                      CHRRX
                                                                                           =========================================

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=============================================================================
NOT FDIC INSURED              MAY LOSE VALUE               NO BANK GUARANTEE
=============================================================================

AIMinvestments.com

AIM CHARTER FUND



                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                    The fiscal year covered by this report was quite good to
                    equity investors. Domestically, the broad-based S&P 500
    [GRAHAM         Index returned 8.72%. Globally, Morgan Stanley's MSCI World
     PHOTO]         Index rose 13.27%. Much of this good performance, though,
                    was attained early in the fiscal year as virtually every
                    equity index declined during October of 2005. Concern about
 ROBERT H. GRAHAM   the inflationary potential of rising energy costs was
                    frequently cited as a major cause of market weakness.

                       Within the indexes, there was considerable variability in
                    the performance of different sectors and markets.
                    Domestically, energy sector performance far outpaced that of the other sectors in the S&P 500 Index, reflecting rising
                    oil and gas prices. Overseas, emerging markets produced more attractive results than did developed markets, at least in part because emerging markets tend to be more closely tied
   [WILLIAMSON      to the performance of natural resources and commodities.
      PHOTO]

                       One could make a strong argument for global
                    diversification of a stock portfolio using the performance data for the fiscal year ended October 31, 2005. Of course,
 MARK H. WILLIAMSON your  financial advisor is the person most qualified to help you decide whether such diversification is appropriate for you.

                       For a discussion of the specific market conditions that
                    affected your Fund and how your Fund was managed during the fiscal year, please turn to Page 3.

                    NEW INFORMATION IN THIS REPORT

                    We would like to call your attention to two new elements in this report. First, on Page 2, is a message from Bruce Crockett, the independent Chair of the Board of Trustees of the AIM Funds. We first introduced you to Mr. Crockett in the annual report on your Fund dated October 31, 2004. Mr. Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair in October 2004.

                       Mr. Crockett plans to keep AIM shareholders informed of
                    the work of the Board regularly via letters in the Fund reports. We certainly think this is a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                       One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 8 and 9.

                       Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                  /s/ MARK H. WILLIAMSON

                    Robert H. Graham                      Mark H. Williamson
                    President & Vice Chair,               President,
                    AIM Funds                             A I M Advisors, Inc.

                    December 15, 2005


                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM CHARTER FUND

                   DEAR AIM FUNDS SHAREHOLDERS:

                   As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.

                   At our most recent meeting in June 2005, your Board approved
   [CROCKETT       voluntary fee reductions from A I M Advisors, Inc. (AIM) that
     PHOTO]        save shareholders approximately $20.8 million annually,
                   based on asset levels as of March 31, 2005. The majority of these expense reductions, which took effect July 1, 2005, will be achieved by a permanent reduction to 0.25% of the
 BRUCE L. CROCKETT Rule 12b-1 fees on Class A and Class A3 shares of those AIM
                   Funds that previously charged these fees at a higher rate.

                   Our June meeting, which was the culmination of more than two and one-half months of review and discussions, took place over a three-day period. The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 8 and
                   9. I encourage you to review it.

                   Together with monitoring fund expenses, fund performance is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                   Your Board has a well-defined process and structure for monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 14 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                   At subcommittee meetings, held throughout the year, the performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                   Be assured that your Board is working closely with the management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.




                   Sincerely,

                   /s/ BRUCE L. CROCKETT

                   Bruce L. Crockett
                   Independent Chair
                   On Behalf of the Board of Trustees
                   AIM Funds

                   December 15, 2005

AIM CHARTER FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


                                                                                           through the size of individual
                                                                                           holdings and sector weightings. Sector
=========================================================================================  exposure is consistent with a core
PERFORMANCE SUMMARY                                                                        investment to complement value and
                                             ============================================  growth investments. We may also
For the fiscal year ended October 31,        FUND VS. INDEXES                              maintain a cash position as a means to
2005, the Fund underperformed the                                                          limit volatility in certain market
indexes against which it is compared.        TOTAL RETURNS, 10/31/04-10/31/05,             environments.
It underperformed the market indexes         EXCLUDING APPLICABLE SALES CHARGES. IF
because of holdings in the information       SALES CHARGES WERE INCLUDED, RETURNS             We consider selling a stock when
technology and consumer discretionary        WOULD BE LOWER.
sectors. We seek to provide a core                                                         o it exceeds our target price
fund that is complementary to the more       Class A Shares                      6.59%
aggressive funds in a shareholder's                                                        o we have not seen a demonstrable
portfolio, competitive in its                Class B Shares                      5.76      improvement in fundamentals during an
performance, and more consistent over                                                      18- to 24-month time horizon
time. In characterizing "competitive,"       Class C Shares                      5.75
we acknowledge that the Fund's more                                                        o there is a deterioration in company
conservative investment strategy will        Class R Shares                      6.22      fundamentals
likely not capture all of the market's
upside gains. Our goal is for the Fund       S&P 500 Index (Broad Market                   o more compelling investment
to give up less in declining markets.        Index)                              8.72      opportunities exist

                                             Russell 1000 Index                            MARKET CONDITIONS AND YOUR FUND
                                             (Style-specific Index)             10.47
                                                                                           During the Fund's fiscal year,
                                             Lipper Large-Cap Core Fund Index              economic indicators were generally
                                             (Peer Group Index)                  8.67      positive, pointing to the health of
                                                                                           the U.S. economy. Throughout the year,
                                             SOURCE: LIPPER, INC.                          the nation's gross domestic product
                                             ============================================  reflected continuing growth. Corporate
                                                Your Fund's long-term performance          earnings growth was generally healthy.
                                             appears on Pages 6 and 7.                     Unemployment declined somewhat,
=========================================================================================  manufacturing growth continued and inflation remained low. However, many
HOW WE INVEST                                provide the potential for both                investors focused on the impact that
                                             long-term capital appreciation and            record-breaking energy prices and
We manage your Fund as a core fund,          lower downside risk.                          rising interest rates would have on
seeking to provide upside potential                                                        consumer spending, corporate earnings
and a measure of protection in                  We conduct quantitative research to        and continued economic growth.
difficult markets to complement more         identify growing companies whose stock
aggressive value and growth                  prices may be experiencing some                  Most of the stock market gains for
investments.                                 near-term distress. By further                the one-year period came in 2004. So
                                             applying rigorous fundamental                 far, the year 2005 has produced only
   We believe a portfolio of                 research, including analysis of               modest gains. In both the Russell 1000
attractively valued companies with           company financial statements with a           and S&P 500 indexes, energy and
consistent free cash flow and                special focus on cash flow, we assess         utilities were by far the
management teams that effectively            the prospects for each business and           highest-performing sectors, because of
allocate excess cash to the benefit of       its appreciation potential.                   high demand and those sectors'
shareholders can outperform the market                                                     pass-through pricing power. Consumer
over the long term. We believe these            We target a well-diversified,              discretionary and telecommunication
companies are best positioned to             large-cap core portfolio and attempt          services
weather temporary setbacks and               to protect against volatility
therefore                                                                                                              (continued)

==========================================   ==========================================    =========================================
PORTFOLIO COMPOSITION                        TOP 10 INDUSTRIES*                            TOP 10 EQUITY HOLDINGS*
By sector
                                              1.  Pharmaceuticals                10.3%      1. Microsoft Corp.                  3.5%
             [PIE CHART]                      2.  Property & Casualty Insurance   7.7       2. Merck & Co. Inc                  2.8
                                              3.  Packaged Foods & Meats          5.8       3. Berkshire Hathaway Inc.-Class A  2.5
Information Technology             18.5%      4.  Integrated Oil & Gas            5.5       4. Tyco International Ltd.          2.5
Financials                         17.6%      5.  Systems Software                4.8       5. Exxon Mobil Corp.                2.5
Consumer Staples                   13.3%      6.  Oil & Gas Equipment & Services  4.6       6. Xerox Corp.                      2.1
Energy                             12.1%      7.  Industrial Conglomerates        3.8       7. BJ Services Co.                  2.1
Health Care                        11.3%      8.  Semiconductors                  3.6       8. Koninklijke (Royal) Philips
Industrials                         9.9%      9.  Communications Equipment        3.4          Electronics N.V. (Netherlands)   2.0
Consumer Discretionary              5.9%     10.  Integrated Telecommunications             9. GlaxoSmithKline PLC-ADR
Telecommunications Services         2.8%          Services                        2.8          (United Kingdom)                 1.9
Materials                           1.0%                                                   10. General Mills, Inc.              1.9
Utilities                           1.0%
Money Market Funds Plus                      TOTAL NET ASSETS            $2.4 BILLION
Other Assets Less Liabilities       6.6%
                                             TOTAL NUMBER OF HOLDINGS*             73
The Fund's holdings are subject to
change, and there is no assurance that
the Fund will continue to hold any
particular security.

*Excluding money market fund holdings.
==========================================   ==========================================    =========================================

AIM CHARTER FUND


posted the smallest gains in the             prices--would result. Either scenario         can be at the core of the investor's
Russell 1000 Index, while those same         would mean increased profits for              portfolio, one which can add stability
sectors lost ground for the year in          insurance carriers and the likelihood         and constancy to more aggressive
the S&P 500 Index.                           of share price increases for                  equity investments. We believe we can
                                             investors.                                    provide that to shareholders by
   The single greatest contributor to                                                      choosing from stocks that the market
Fund performance this year was our              PHILIPS ELECTRONICS, an                    has temporarily punished or
overweight position in the energy            international stock we added to the           undervalued and by purchasing
sector relative to the Russell 1000          portfolio this year, is a new top-10          companies with strong cash flow, clean
Index. A number of strong contributors       holding. Philips was a strong                 balance sheets and management teams
in the sector were names in which we         contributor to Fund performance for           with a history of being good stewards
had increased our holdings during fall       the period. Besides being the world's         of cash.
2004 when there was a pull-back in oil       number one producer of light bulbs,
prices that enabled us to purchase the       Philips manufactures TVs, VCRs and            THE VIEWS AND OPINIONS EXPRESSED IN
stocks when they were temporarily            electric shavers, as well as picture          MANAGEMENT'S DISCUSSION OF FUND
undervalued by the marketplace.              tubes, semiconductors and medical             PERFORMANCE ARE THOSE OF A I M ADVISORS,
                                             systems. The company recently                 INC. THESE VIEWS AND OPINIONS ARE
   B.J. SERVICES, an oil and gas             announced that the Food and Drug              SUBJECT TO CHANGE AT ANY TIME BASED ON
services company, was among the top          Administration had approved its               FACTORS SUCH AS MARKET AND ECONOMIC
contributors to Fund performance for         advanced defibrillator technology. A          CONDITIONS. THESE VIEWS AND OPINIONS
the year. The company does both oil          defibrillator equipped with this              MAY NOT BE RELIED UPON AS INVESTMENT
and gas drilling, including deep gas         technology can indicate to medical            ADVICE OR RECOMMENDATIONS, OR AS AN
drilling in the Rocky Mountains and in       personnel whether a patient whose             OFFER FOR A PARTICULAR SECURITY. THE
Canada, where it dominates its               heart has stopped suddenly should be          INFORMATION IS NOT A COMPLETE ANALYSIS
industry. We selected B.J. Services          treated first with a shock or with            OF EVERY ASPECT OF ANY MARKET,
for its clean balance sheet, modest          cardiopulmonary resuscitation.                COUNTRY, INDUSTRY, SECURITY OR THE
debt, high returns and disciplined                                                         FUND. STATEMENTS OF FACT ARE FROM
management.                                     The consumer discretionary and             SOURCES CONSIDERED RELIABLE, BUT
                                             information technology (IT) sectors           A I M ADVISORS, INC. MAKES NO
   The fact that the Fund was more           detracted from Fund performance.              REPRESENTATION OR WARRANTY AS TO THEIR
heavily invested in the consumer                                                           COMPLETENESS OR ACCURACY. ALTHOUGH
staples sector than the Russell 1000            The publishing industry, a segment         HISTORICAL PERFORMANCE IS NO GUARANTEE
Index was another benefit to Fund            of the consumer discretionary sector,         OF FUTURE RESULTS, THESE INSIGHTS MAY
performance. In addition, the Fund's         suffered from decreased advertising           HELP YOU UNDERSTAND OUR INVESTMENT
holdings in the financials sector            revenue because of the many                   MANAGEMENT PHILOSOPHY.
significantly outperformed the stocks        alternatives available to advertisers
in the same sector in that index.            in allocating their promotional                  See important Fund and index
                                             spending. The sector itself has                  disclosures inside front cover.
   Early in the year, we sold some           suffered from investors' fears that
financial stocks and then avoided any        oil prices would diminish consumer                            RONALD S. SLOAN,
that would be adversely affected by          spending. Over the year, we reduced                           Chartered Financial
rising interest rates. In addition, we       our consumer discretionary holdings              [SLOAN       Analyst, senior
purchased AMERICAN INTERNATIONAL GROUP       and trimmed our exposure to the                  PHOTO]       portfolio manager, is
early in the second half of the fiscal       publishing industry in particular.                            lead portfolio manager
year after it had been severely                                                                            of AIM Charter Fund.
punished because of investigations              Some well-known large-cap names in                         Mr. Sloan has 34
into wrongdoing on the part of company       IT struggled this year, including some        years of experience in the investment
executives. The new management team          owned by your Fund. IBM and CISCO             industry. He joined AIM in 1998. Mr.
has since delivered solid results,           SYSTEMS, both held at fiscal-year-end,        Sloan attended the University of
and, as of October 31, 2005, the stock       detracted from performance, but we            Missouri, where he received both a
had rebounded more than 30% since its        remain confident in their potential to        B.S. in business administration and an
April low.                                   achieve the price targets we have set         M.B.A.
                                             for them.
   Finally, several of the Fund's                                                          Assisted by the Mid/Large Cap Core
stocks in the property and casualty             LEXMARK, also an IT sector holding,        Team
insurance industry were sector               is the number two manufacturer of
outperformers. These stocks--long-term       printers and printer supplies in the
holdings ACE LTD. and ST. PAUL               U.S. The company has strong cash flow
TRAVELERS, along with CHUBB, which we        and virtually no debt. Unfortunately,
acquired this year--benefited from           in early October, Lexmark warned that
investors anticipating better times          its printer sales could be expected to
ahead for the industry. In previous          be rather flat in its upcoming
years, more and more companies began         earnings release. For printer
offering property and casualty               manufacturers, the bulk of revenue
insurance. The fierce competition            comes from ink and supplies.
resulted in carriers discounting their       Nevertheless, the market dealt harshly
premium prices. Because of the               with the company's announcement,
hurricane devastation in 2005, almost        affecting Fund returns just as the
all industry competitors sustained           fiscal year ended. At that time, we
heavy losses. Investors acted on the         continued to hold shares in the
belief that such losses would put an         company.
end to the discounting of premium
prices and that sustained premium            IN CLOSING
costs--or perhaps higher                                                                         [RIGHT ARROW GRAPHIC]
                                             Thank you for investing in AIM Charter
                                             Fund. We continually strive to provide        FOR A PRESENTATION OF YOUR FUND'S
                                             a fund that                                   LONG-TERM PERFORMANCE, PLEASE SEE
                                                                                           PAGES 6 AND 7.

AIM CHARTER FUND



CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,           The hypothetical account values and
                                             to estimate the expenses that you paid        expenses may not be used to estimate
As a shareholder of the Fund, you            over the period. Simply divide your           the actual ending account balance or
incur two types of costs: (1)                account value by $1,000 (for example,         expenses you paid for the period. You
transaction costs, which may include         an $8,600 account value divided by            may use this information to compare
sales charges (loads) on purchase            $1,000 = 8.6), then multiply the              the ongoing costs of investing in the
payments; contingent deferred sales          result by the number in the table             Fund and other funds. To do so,
charges on redemptions; and redemption       under the heading entitled "Actual            compare this 5% hypothetical example
fees, if any; and (2) ongoing costs,         Expenses Paid During Period" to               with the 5% hypothetical examples that
including management fees;                   estimate the expenses you paid on your        appear in the shareholder reports of
distribution and/or service fees             account during this period.                   the other funds.
(12b-1); and other Fund expenses. This
example is intended to help you              HYPOTHETICAL EXAMPLE FOR COMPARISON              Please note that the expenses shown
understand your ongoing costs (in            PURPOSES                                      in the table are meant to highlight
dollars) of investing in the Fund and                                                      your ongoing costs only and do not
to compare these costs with ongoing          The table below also provides                 reflect any transactional costs, such
costs of investing in other mutual           information about hypothetical account        as sales charges (loads) on purchase
funds. The example is based on an            values and hypothetical expenses based        payments, contingent deferred sales
investment of $1,000 invested at the         on the Fund's actual expense ratio and        charges on redemptions, and redemption
beginning of the period and held for         an assumed rate of return of 5% per           fees, if any. Therefore, the
the entire period May 1, 2005, through       year before expenses, which is not the        hypothetical information is useful in
October 31, 2005.                            Fund's actual return. The Fund's              comparing ongoing costs only, and will
                                             actual cumulative total returns at net        not help you determine the relative
ACTUAL EXPENSES                              asset value after expenses for the six        total costs of owning different funds.
                                             months ended October 31, 2005, appear         In addition, if these transactional
The table below provides information         in the table "Cumulative Total                costs were included, your costs would
about actual account values and actual       Returns" on Page 7.                           have been higher.
expenses. You may use the information
in this table,

================================================================================

                                                      ACTUAL                            HYPOTHETICAL
                                                                             (5% ANNUAL RETURN BEFORE EXPENSES)

                        BEGINNING          ENDING              EXPENSES         ENDING             EXPENSES          ANNUALIZED
      SHARE           ACCOUNT VALUE     ACCOUNT VALUE         PAID DURING    ACCOUNT VALUE        PAID DURING          EXPENSE
      CLASS              (5/1/05)       (10/31/05)(1)         PERIOD(2),(3)    (10/31/05)         PERIOD(2),(4)         RATIO
        A              $1,000.00          $1,032.10              $6.20         $1,019.11             $6.16               1.21%
        B               1,000.00           1,028.50               9.97          1,015.38              9.91               1.95
        C               1,000.00           1,028.40               9.97          1,015.38              9.91               1.95
        R               1,000.00           1,030.70               7.42          1,017.90              7.38               1.45

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2005, through October 31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. Effective on July
    1, 2005, the distributor contractually agreed to reduce Rule 12b-1 plan fees for Class A shares to 0.25%. The annualized expense ratio restated as if this agreement had been in effect throughout the entire most recent fiscal half year is 1.20% for Class A shares.

(3) The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $6.15 for Class A shares.

(4) The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $6.11 for Class A shares
================================================================================
                                             [ARROW
                                             BUTTON   For More Information Visit
                                             IMAGE]       AIMinvestments.com

AIM CHARTER FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

FUND DATA FROM 11/26/68, INDEX DATA FROM 11/30/68



                                [MOUNTAIN CHART]

================================================================================

                            AIM CHARTER FUND--            S&P 500
        DATE                 CLASS A SHARES                INDEX
--------------------       -------------------      --------------------
            11/26/68                     $9450
               11/68                      9450                   $10000
               12/68                      9365                     9609
                1/69                      9337                     9554
                2/69                      9140                     9127
                3/69                      9292                     9464
                4/69                      9434                     9691
                5/69                      9548                     9694
                6/69                      9007                     9180
                7/69                      8465                     8651
                8/69                      9064                     9022
                9/69                      9064                     8821
               10/69                      9577                     9238
               11/69                      9264                     8938
               12/69                      9086                     8798
                1/70                      8168                     8150
                2/70                      8730                     8605
                3/70                      8375                     8642
                4/70                      7250                     7886
                5/70                      6629                     7430
                6/70                      6185                     7084
                7/70                      6629                     7629
                8/70                      6836                     7993
                9/70                      7250                     8282
               10/70                      7043                     8214
               11/70                      7116                     8630
               12/70                      7574                     9146
                1/71                      8154                     9541
                2/71                      8215                     9652
                3/71                      8673                    10032
                4/71                      9162                    10422
                5/71                      9070                    10015
                6/71                      9193                    10048
                7/71                      9040                     9659
                8/71                      9437                    10033
                9/71                      9559                     9990
               10/71                      9192                     9598
               11/71                      9302                     9600
               12/71                     10325                    10453
                1/72                     11472                    10668
                2/72                     11906                    10965
                3/72                     12371                    11054
                4/72                     12898                    11130
                5/72                     14014                    11349
                6/72                     14137                    11128
                7/72                     13238                    11181
                8/72                     12557                    11593
                9/72                     13021                    11564
               10/72                     12774                    11702
               11/72                     13517                    12265
               12/72                     14167                    12439
                1/73                     14167                    12253
                2/73                     12525                    11821
                3/73                     12491                    11831
                4/73                     11191                    11378
                5/73                     10609                    11192
                6/73                     10233                    11148
                7/73                     11635                    11601
                8/73                     11806                    11205
                9/73                     13517                    11684
               10/73                     14167                    11703
               11/73                     11494                    10405
               12/73                     12249                    10612
                1/74                     12009                    10535
                2/74                     11941                    10526
                3/74                     11323                    10312
                4/74                     10706                     9943
                5/74                     10328                     9641
                6/74                     10396                     9533
                7/74                      9676                     8826
                8/74                      9573                     8062
                9/74                      8270                     7135
               10/74                      9745                     8335
               11/74                      9499                     7927
               12/74                      8941                     7803
                1/75                      9465                     8796
                2/75                      9954                     9357
                3/75                     10443                     9594
                4/75                     11630                    10083
                5/75                     12153                    10564
                6/75                     12957                    11068
                7/75                     12258                    10355
                8/75                     12188                    10172
                9/75                     11700                     9856
               10/75                     11909                    10500
               11/75                     12120                    10795
               12/75                     11837                    10708
                1/76                     13357                    12011
                2/76                     13852                    11910
                3/76                     14346                    12312
                4/76                     13922                    12216
                5/76                     13745                    12081
                6/76                     14062                    12616
                7/76                     13850                    12555
                8/76                     13638                    12531
                9/76                     14486                    12856
               10/76                     14380                    12616
               11/76                     15701                    12564
               12/76                     16808                    13270
                1/77                     17236                    12643
                2/77                     16309                    12412
                3/77                     16237                    12282
                4/77                     16559                    12333
                5/77                     16274                    12091
                6/77                     17201                    12689
                7/77                     16524                    12493
                8/77                     16167                    12316
                9/77                     16560                    12335
               10/77                     16096                    11855
               11/77                     17020                    12230
               12/77                     17682                    12321
                1/78                     16630                    11614
                2/78                     17213                    11378
                3/78                     18148                    11713
                4/78                     19551                    12770
                5/78                     20720                    12886
                6/78                     21188                    12710
                7/78                     23642                    13451
                8/78                     25746                    13856
                9/78                     24616                    13811
               10/78                     21539                    12607
               11/78                     22170                    12878
               12/78                     23356                    13131
                1/79                     24181                    13712
                2/79                     23612                    13271
                3/79                     25055                    14062
                4/79                     25363                    14151
                5/79                     25363                    13844
                6/79                     26292                    14446
                7/79                     26497                    14639
                8/79                     28351                    15483
                9/79                     28867                    15551
               10/79                     27424                    14555
               11/79                     30537                    15246
               12/79                     33642                    15573
                1/80                     36337                    16541
                2/80                     37274                    16539
                3/80                     32410                    14931
                4/80                     33933                    15622
                5/80                     34697                    16426
                6/80                     35929                    16946
                7/80                     38508                    18125
                8/80                     39741                    18308
                9/80                     41676                    18847
               10/80                     42322                    19228
               11/80                     46004                    21276
               12/80                     45024                    20635
                1/81                     43061                    19771
                2/81                     44043                    20114
                3/81                     46567                    20919
                4/81                     46357                    20514
                5/81                     48601                    20566
                6/81                     46569                    20438
                7/81                     46150                    20481
                8/81                     43833                    19297
                9/81                     42851                    18347
               10/81                     45448                    19338
               11/81                     46130                    20134
               12/81                     45646                    19619
                1/82                     44514                    19364
                2/82                     42813                    18281
                3/82                     43220                    18185
                4/82                     44758                    19008
                5/82                     44029                    18359
                6/82                     43866                    18083
                7/82                     43625                    17762
                8/82                     45727                    19918
                9/82                     46294                    20166
               10/82                     49290                    22487
               11/82                     51754                    23395
               12/82                     52691                    23846
                1/83                     52949                    24732
                2/83                     54824                    25299
                3/83                     58919                    26234
                4/83                     62843                    28302
                5/83                     63270                    28055
                6/83                     66510                    29146
                7/83                     64548                    28287
                8/83                     62844                    28711
                9/83                     64892                    29107
               10/83                     63951                    28771
               11/83                     64891                    29378
               12/83                     62932                    29224
                1/84                     59382                    29061
                2/84                     56407                    28038
                3/84                     57846                    28524
                4/84                     56695                    28795
                5/84                     53718                    27201
                6/84                     55351                    27791
                7/84                     54294                    27447
                8/84                     59474                    30478
                9/84                     58421                    30485
               10/84                     58999                    30603
               11/84                     58232                    30260
               12/84                     59286                    31057
                1/85                     64634                    33478
                2/85                     66017                    33888
                3/85                     64928                    33910
                4/85                     64136                    33879
                5/85                     67394                    35836
                6/85                     68088                    36397
                7/85                     67890                    36344
                8/85                     67001                    35993
                9/85                     64234                    34906
               10/85                     67497                    36519
               11/85                     72046                    39023
               12/85                     74618                    40911
                1/86                     75357                    41140
                2/86                     81544                    44214
                3/86                     85776                    46682
                4/86                     85013                    46157
                5/86                     90113                    48611
                6/86                     92177                    49433
                7/86                     86969                    46669
                8/86                     91204                    50130
                9/86                     84583                    45985
               10/86                     88821                    48638
               11/86                     89362                    49819
               12/86                     87370                    48547
                1/87                     99095                    55085
                2/87                    105407                    57260
                3/87                    107125                    58913
                4/87                    107264                    58391
                5/87                    108273                    58896
                6/87                    111283                    61871
                7/87                    116591                    65005
                8/87                    119750                    67430
                9/87                    119175                    65952
               10/87                     94792                    51750
               11/87                     88621                    47485
               12/87                     96473                    51096
                1/88                     94061                    53244
                2/88                     98520                    55715
                3/88                     96293                    53996
                4/88                     96110                    54593
                5/88                     95735                    55059
                6/88                     99268                    57584
                7/88                     97412                    57364
                8/88                     93876                    55421
                9/88                     98898                    57779
               10/88                    100381                    59387
               11/88                     99448                    58539
               12/88                    100293                    59559
                1/89                    107996                    63916
                2/89                    106268                    62327
                3/89                    110699                    63780
                4/89                    116865                    67088
                5/89                    123024                    69792
                6/89                    120908                    69399
                7/89                    133422                    75660
                8/89                    134383                    77134
                9/89                    136116                    76820
               10/89                    134197                    75038
               11/89                    137283                    76562
               12/89                    138519                    78398
                1/90                    130014                    73138
                2/90                    131925                    74078
                3/90                    134907                    76040
                4/90                    134057                    74146
                5/90                    146819                    81361
                6/90                    149799                    80812
                7/90                    151926                    80554
                8/90                    144269                    73282
                9/90                    138527                    69720
               10/90                    139372                    69426
               11/90                    147038                    73905
               12/90                    149920                    75961
                1/91                    156067                    79261
                2/91                    168365                    84922
                3/91                    174965                    86977
                4/91                    173600                    87184
                5/91                    179520                    90932
                6/91                    173362                    86769
                7/91                    183382                    90810
                8/91                    189764                    92955
                9/91                    188853                    91399
               10/91                    191818                    92625
               11/91                    185891                    88903
               12/91                    206506                    99053
                1/92                    200765                    97210
                2/92                    201488                    98468
                3/92                    198144                    96555
                4/92                    200303                    99387
                5/92                    200784                    99873
                6/92                    195042                    98388
                7/92                    200542                   102404
                8/92                    196009                   100312
                9/92                    196009                   101491
               10/92                    199832                   101840
               11/92                    206286                   105298
               12/92                    208844                   106590
                1/93                    210055                   107480
                2/93                    211757                   108944
                3/93                    217369                   111241
                4/93                    213217                   108553
                5/93                    217140                   111449
                6/93                    220354                   111774
                7/93                    222315                   111324
                8/93                    230185                   115539
                9/93                    232418                   114653
               10/93                    233649                   117023
               11/93                    225004                   115908
               12/93                    228469                   117309
                1/94                    235529                   121294
                2/94                    229476                   118003
                3/94                    221605                   112868
                4/94                    221849                   114314
                5/94                    222869                   116183
                6/94                    218523                   113340
                7/94                    223353                   117059
                8/94                    230232                   121847
                9/94                    225627                   118870
               10/94                    227680                   121537
               11/94                    217958                   117116
               12/94                    218721                   118850
                1/95                    221149                   121930
                2/95                    229221                   126677
                3/95                    238917                   130409
                4/95                    245941                   134246
                5/95                    254574                   139604
                6/95                    265393                   142841
                7/95                    278398                   147576
                8/95                    281376                   147944
                9/95                    294404                   154184
               10/95                    289223                   153633
               11/95                    297928                   160370
               12/95                    296766                   163459
                1/96                    302731                   169016
                2/96                    308695                   170588
                3/96                    310486                   172231
                4/96                    317968                   174768
                5/96                    325154                   179267
                6/96                    323951                   179950
                7/96                    306231                   172005
                8/96                    316153                   175638
                9/96                    335091                   185515
               10/96                    337503                   190629
               11/96                    358935                   205026
               12/96                    354843                   200965
                1/97                    375353                   213513
                2/97                    374077                   215189
                3/97                    351557                   206364
                4/97                    368924                   218673
                5/97                    397220                   232042
                6/97                    413308                   242358
                7/97                    450092                   261637
                8/97                    428488                   246991
                9/97                    454026                   260510
               10/97                    433958                   251819
               11/97                    441379                   263467
               12/97                    442570                   267988
                1/98                    445447                   270950
                2/98                    473109                   290480
                3/98                    495061                   305343
                4/98                    494715                   308470
                5/98                    481358                   303175
                6/98                    505233                   315481
                7/98                    505940                   312147
                8/98                    423168                   267049
                9/98                    445173                   284171
               10/98                    482479                   307250
               11/98                    513985                   325864
               12/98                    561271                   344630
                1/99                    591019                   359036
                2/99                    568796                   347879
                3/99                    607361                   361794
                4/99                    616046                   375804
                5/99                    599474                   366940
                6/99                    642996                   387248
                7/99                    618884                   375209
                8/99                    618512                   373352
                9/99                    610595                   363129
               10/99                    646804                   386098
               11/99                    673970                   393947
               12/99                    751476                   417117
                1/00                    723822                   396162
                2/00                    748214                   388671
                3/00                    813683                   426670
                4/00                    760387                   413838
                5/00                    718490                   405354
                6/00                    759947                   415337
                7/00                    761542                   408849
                8/00                    821323                   434231
                9/00                    766459                   411312
               10/00                    734728                   409564
               11/00                    629809                   377301
               12/00                    641019                   379152
                1/01                    668583                   392596
                2/01                    571371                   356821
                3/01                    509434                   334229
                4/01                    568783                   360181
                5/01                    569637                   362598
                6/01                    550725                   353776
                7/01                    530954                   350292
                8/01                    487946                   328385
                9/01                    431149                   301869
               10/01                    450077                   307629
               11/01                    491799                   331220
               12/01                    493078                   334123
                1/02                    483611                   329250
                2/02                    478436                   322899
                3/02                    498243                   335044
                4/02                    481452                   314740
                5/02                    481019                   312430
                6/02                    455188                   290183
                7/02                    418637                   267569
                8/02                    422949                   269320
                9/02                    389832                   240080
               10/02                    411779                   261188
               11/02                    431586                   276546
               12/02                    413503                   260308
                1/03                    399733                   253502
                2/03                    390699                   249692
                3/03                    392418                   252110
                4/03                    420397                   272867
                5/03                    448816                   287229
                6/03                    452272                   290899
                7/03                    458740                   296030
                8/03                    470346                   301792
                9/03                    463008                   298597
               10/03                    478519                   315480
               11/03                    488425                   318252
               12/03                    512748                   334931
                1/04                    517927                   341077
                2/04                    527405                   345817
                3/04                    514483                   340600
                4/04                    519680                   335260
                5/04                    523110                   339852
                6/04                    533049                   346458
                7/04                    516204                   334993
                8/04                    514501                   336335
                9/04                    518823                   339979
               10/04                    524426                   345173
               11/04                    539529                   359135
               12/04                    557280                   371352
                1/05                    545076                   362300
                2/05                    563336                   369921
                3/05                    553308                   363377
                4/05                    541578                   356488
                5/05                    548077                   367821
                6/05                    550708                   368348
                7/05                    569872                   382041
                8/05                    567707                   378557
                9/05                    572078                   381621
               10/05                    559480                   375256

================================================================================
                                                            Source: Lipper, Inc.



The data shown in the chart include              This chart, which is a logarithmic chart,
reinvested distributions, applicable sales     presents the fluctuations in the value of
charges, Fund expenses and management fees.    the Fund and its indexes. We believe that a
Index results include reinvested dividends,    logarithmic chart is more effective than
but they do not reflect sales charges.         other types of charts in illustrating
Performance of an index of funds reflects      changes in value during the early years
fund expenses and management fees;             shown in the chart. The vertical axis, the
performance of a market index does not.        one that indicates the dollar value of an
Performance shown in the chart and table(s)    investment, is constructed with each segment
does not reflect deduction of taxes a          representing a percent change in the value
shareholder would pay on Fund distributions    of the investment. In this chart, each
or sale of Fund shares. Performance of the     segment represents a doubling, or 100%
indexes does not reflect the effects of        change, in the value of the investment. In
taxes.                                         other words, the space between $10,000 and
                                               $20,000 is the same size as the space
                                               between $20,000 and $40,000, the space
                                               between $20,000 and $40,000 is the same as
                                               that between $40,000 and $80,000, and so on.

AIM CHARTER FUND


========================================     ========================================     ========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 CUMULATIVE TOTAL RETURNS

As of 10/31/05, including                    As of 9/30/05, most recent calendar          6 months ended 10/31/05, excluding
applicable sales charges                     quarter-end, including applicable            applicable sales charges
                                             sales charges
CLASS A SHARES                                                                            Class A Shares                  3.21%
Inception (11/26/68)           11.51%        CLASS A SHARES                               Class B Shares                  2.85
10 Years                        6.21         Inception (11/26/68)           11.61%        Class C Shares                  2.84
 5 Years                       -6.39         10 Years                        6.26         Class R Shares                  3.07
 1 Year                         0.71          5 Years                       -6.75
                                              1 Year                         4.20         ========================================
CLASS B SHARES
Inception (6/26/95)             6.83%
10 Years                        6.19         CLASS B SHARES
 5 Years                       -6.35         Inception (6/26/95)             7.13%
 1 Year                         0.76         10 Years                        6.24
                                              5 Years                       -6.71
CLASS C SHARES                                1 Year                         4.39
Inception (8/4/97)              1.99%
 5 Years                       -6.01         CLASS C SHARES
 1 Year                         4.75         Inception (8/4/97)              2.31%
                                              5 Years                       -6.35
CLASS R SHARES                                1 Year                         8.46
10 Years                        6.57%
 5 Years                       -5.56         CLASS R SHARES
 1 Year                         6.22         10 Years                        6.64%
                                              5 Years                       -5.91
                                              1 Year                         9.98

========================================     ========================================

   CLASS R SHARES' INCEPTION DATE IS JUNE    FOR THE MOST RECENT MONTH-END                CLASS B SHARES DECLINES FROM 5%
3, 2002. RETURNS SINCE THAT DATE ARE         PERFORMANCE. PERFORMANCE FIGURES REFLECT     BEGINNING AT THE TIME OF PURCHASE TO 0%
HISTORICAL RETURNS. ALL OTHER RETURNS        REINVESTED DISTRIBUTIONS, CHANGES IN NET     AT THE BEGINNING OF THE SEVENTH YEAR.
ARE BLENDED RETURNS OF HISTORICAL CLASS      ASSET VALUE AND THE EFFECT OF THE            THE CDSC ON CLASS C SHARES IS 1% FOR THE
R SHARE PERFORMANCE AND RESTATED CLASS A     MAXIMUM SALES CHARGE UNLESS OTHERWISE        FIRST YEAR AFTER PURCHASE. CLASS R
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      STATED. INVESTMENT RETURN AND PRINCIPAL      SHARES DO NOT HAVE A FRONT-END SALES
THE INCEPTION DATE OF CLASS R SHARES) AT     VALUE WILL FLUCTUATE SO THAT YOU MAY         CHARGE; RETURNS SHOWN ARE AT NET ASSET
NET ASSET VALUE, ADJUSTED TO REFLECT THE     HAVE A GAIN OR LOSS WHEN YOU SELL            VALUE AND DO NOT REFLECT A 0.75% CDSC
HIGHER RULE 12B-1 FEES APPLICABLE TO         SHARES.                                      THAT MAY BE IMPOSED ON A TOTAL
CLASS R SHARES.                                                                           REDEMPTION OF RETIREMENT PLAN ASSETS
                                                CLASS A SHARE PERFORMANCE REFLECTS THE    WITHIN THE FIRST YEAR.
   THE PERFORMANCE DATA QUOTED REPRESENT     MAXIMUM 5.50% SALES CHARGE, AND CLASS B
PAST PERFORMANCE AND CANNOT GUARANTEE        AND CLASS C SHARE PERFORMANCE REFLECTS          THE PERFORMANCE OF THE FUND'S SHARE
COMPARABLE FUTURE RESULTS; CURRENT           THE APPLICABLE CONTINGENT DEFERRED SALES     CLASSES WILL DIFFER DUE TO DIFFERENT
PERFORMANCE MAY BE LOWER OR HIGHER.          CHARGE (CDSC) FOR THE PERIOD INVOLVED.       SALES CHARGE STRUCTURES AND CLASS
PLEASE VISIT AIMinvestments.com              THE CDSC ON                                  EXPENSES.

AIM CHARTER FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION


The Board of Trustees of AIM Equity          services to be provided by AIM was           has agreed to waive advisory fees of the
Funds (the "Board") oversees the             appropriate and that AIM currently is        Fund, as discussed below. Based on this
management of AIM Charter Fund (the          providing satisfactory services in           review, the Board concluded that the
"Fund") and, as required by law,             accordance with the terms of the             advisory fee rate for the Fund under the
determines annually whether to approve       Advisory Agreement.                          Advisory Agreement was fair and
the continuance of the Fund's advisory                                                    reasonable.
agreement with A I M Advisors, Inc.          o The performance of the Fund relative
("AIM"). Based upon the recommendation       to comparable funds. The Board reviewed      o Expense limitations and fee waivers.
of the Investments Committee of the          the performance of the Fund during the       The Board noted that AIM has
Board, which is comprised solely of          past one, three and five calendar years      contractually agreed to waive advisory
independent trustees, at a meeting held      against the performance of funds advised     fees of the Fund through December
on June 30, 2005, the Board, including       by other advisors with investment            31, 2009 to the extent necessary so that
all of the independent trustees,             strategies comparable to those of the        the advisory fees payable by the Fund do
approved the continuance of the advisory     Fund. The Board noted that the Fund's        not exceed a specified maximum advisory
agreement (the "Advisory Agreement")         performance was below the median             fee rate, which maximum rate includes
between the Fund and AIM for another         performance of such comparable funds for     breakpoints and is based on net asset
year, effective July 1, 2005.                the one and five year periods and above      levels. The Board considered the
                                             such median performance for the three        contractual nature of this fee waiver
   The Board considered the factors          year period. Based on this review, the       and noted that it remains in effect
discussed below in evaluating the            Board concluded that no changes should       until December 31, 2009. The Board
fairness and reasonableness of the           be made to the Fund and that it was not      considered the effect this fee waiver
Advisory Agreement at the meeting on         necessary to change the Fund's portfolio     would have on the Fund's estimated
June 30, 2005 and as part of the Board's     management team at this time.                expenses and concluded that the levels
ongoing oversight of the Fund. In their                                                   of fee waivers/expense limitations for
deliberations, the Board and the             o The performance of the Fund relative       the Fund were fair and reasonable.
independent trustees did not identify        to indices. The Board reviewed the
any particular factor that was               performance of the Fund during the past      o Breakpoints and economies of scale.
controlling, and each trustee attributed     one, three and five calendar years           The Board reviewed the structure of the
different weights to the various             against the performance of the Lipper        Fund's advisory fee under the Advisory
factors.                                     Large-Cap Core Index. The Board noted        Agreement, noting that it includes two
                                             that the Fund's performance was              breakpoints. The Board reviewed the
   One of the responsibilities of the        comparable to the performance of such        level of the Fund's advisory fees, and
Senior Officer of the Fund, who is           Index for the one year period, above         noted that such fees, as a percentage of
independent of AIM and AIM's affiliates,     such Index for the three year period,        the Fund's net assets, have decreased as
is to manage the process by which the        and below such Index for the five year       net assets increased because the
Fund's proposed management fees are          period. Based on this review, the Board      Advisory Agreement includes breakpoints.
negotiated to ensure that they are           concluded that no changes should be made     The Board noted that AIM has
negotiated in a manner which is at arm's     to the Fund and that it was not              contractually agreed to waive advisory
length and reasonable. To that end, the      necessary to change the Fund's portfolio     fees of the Fund through December
Senior Officer must either supervise a       management team at this time.                31,2009 to the extent necessary so that
competitive bidding process or prepare                                                    the advisory fees payable by the Fund do
an independent written evaluation. The       o Meeting with the Fund's portfolio          not exceed a specified maximum advisory
Senior Officer has recommended an            managers and investment personnel. With      fee rate, which maximum rate includes
independent written evaluation in lieu       respect to the Fund, the Board is            breakpoints and is based on net asset
of a competitive bidding process and,        meeting periodically with such Fund's        levels. The Board concluded that the
upon the direction of the Board, has         portfolio managers and/or other              Fund's fee levels under the Advisory
prepared such an independent written         investment personnel and believes that       Agreement therefore reflect economies of
evaluation. Such written evaluation also     such individuals are competent and able      scale and that it was not necessary to
considered certain of the factors            to continue to carry out their               change the advisory fee breakpoints in
discussed below. In addition, as             responsibilities under the Advisory          the Fund's advisory fee schedule.
discussed below, the Senior Officer made     Agreement.
certain recommendations to the Board in                                                   o Investments in affiliated money market
connection with such written evaluation.     o Overall performance of AIM. The Board      funds. The Board also took into account
                                             considered the overall performance of        the fact that uninvested cash and cash
   The discussion below serves as a          AIM in providing investment advisory         collateral from securities lending
summary of the Senior Officer's              and portfolio administrative services to     arrangements (collectively, "cash
independent written evaluation and           the Fund and concluded that such             balances") of the Fund may be invested
recommendations to the Board in              performance was satisfactory.                in money market funds advised by AIM
connection therewith, as well as a                                                        pursuant to the terms of an SEC
discussion of the material factors and       o Fees relative to those of clients of       exemptive order. The Board found that
the conclusions with respect thereto         AIM with comparable investment               the Fund may realize certain benefits
that formed the basis for the Board's        strategies. The Board reviewed the           upon investing cash balances in AIM
approval of the Advisory Agreement.          advisory fee rate for the Fund under         advised money market funds, including a
After consideration of all of the            the Advisory Agreement. The Board noted      higher net return, increased liquidity,
factors below and based on its informed      that, based on the Fund's current assets     increased diversification or decreased
business judgment, the Board determined      and taking account of the breakpoints in     transaction costs. The Board also found
that the Advisory Agreement is in the        the Fund's advisory fee schedule, this       that the Fund will not receive reduced
best interests of the Fund and its           rate (i) was comparable to the advisory      services if it invests its cash balances
shareholders and that the compensation       fee rates for a variable insurance fund      in such money market funds. The Board
to AIM under the Advisory Agreement is       advised by AIM and offered to insurance      noted that, to the extent the Fund
fair and reasonable and would have been      company separate accounts with               invests in affiliated money market
obtained through arm's length                investment strategies comparable to          funds, AIM has voluntarily agreed to
negotiations.                                those of the Fund; and (ii) was higher       waive a portion of the advisory fees it
                                             than the sub-advisory fee rates for an       receives from the Fund attributable to
o The nature and extent of the advisory      unaffiliated mutual fund for which an        such investment. The Board further deter-
services to be provided by AIM. The          AIM affiliate serves as sub-advisor,         mined that the proposed securities
Board reviewed the services to be provid-    although the total management fees paid      lending program and related procedures
ed by AIM under the Advisory Agreement.      by such unaffiliated mutual fund were        with respect to the lending Fund is in
Based on such review, the Board              higher than the advisory fee rate for        the best interests of the lending Fund
concluded that the range of services to      the Fund. The Board noted that AIM has       and its respective shareholders. The
be provided by AIM under the Advisory        agreed to waive advisory fees of the         Board therefore concluded that the
Agreement was appropriate and that AIM       Fund, as discussed below. Based on this      investment of cash collateral received
currently is providing services in           review, the Board concluded that the         in connection with the securities
accordance with the terms of the             advisory fee rate for the Fund under the     lending program in the money market
Advisory Agreement.                          Advisory Agreement was fair and              funds according to the procedures is in
                                             reasonable.                                  the best interests of the lending Fund
                                                                                          and its respective shareholders.
o The quality of services to be provided     o Fees relative to those of comparable
by AIM. The Board reviewed the               funds with other advisors. The Board
credentials and experience of the offi-      reviewed the advisory fee rate for the       o Independent written evaluation and
cers and employees of AIM who will           Fund under the Advisory Agreement. The       recommendations of the Fund's Senior
provide investment advisory services to      Board compared effective contractual         Officer. The Board noted that, upon
the Fund. In reviewing the qualifica-        advisory fee rates at a common asset         their direction, the Senior Officer of
tions of AIM to provide investment           level and noted that the Fund's rate was     the Fund, who is independent of AIM and
advisory services, the Board reviewed        above the median rate of the funds           AIM's affiliates, had prepared an
the qualifications of AIM's investment       advised by other advisors with               independent written evaluation in order
personnel and considered such issues as      investment strategies comparable to          to assist the
AIM's portfolio and product review           those of the Fund that the Board
process, various back office support         reviewed. The Board noted that AIM
functions provided by AIM and AIM's
equity and fixed income trading
operations. Based on the review of these
and other factors, the Board concluded
that the quality of


                                                                     (continued)

AIM CHARTER FUND

Board in determining the reasonableness      the Board considered the fact that AIM,       the performance of funds advised by
of the proposed management fees of the       along with others in the mutual fund          other advisors with investment
AIM Funds, including the Fund. The Board     industry, is subject to regulatory            strategies comparable to those of the
noted that the Senior Officer's written      inquiries and litigation related to a         Fund. The Board noted that the Fund's
evaluation had been relied upon by the       wide range of issues. The Board also          performance was below the median
Board in this regard in lieu of a            considered the governance and compliance      performance of such comparable funds for
competitive bidding process. In              reforms being undertaken by AIM and its       the one and five year periods and above
determining whether to continue the          affiliates, including maintaining an          such median performance for the three
Advisory Agreement for the Fund, the         internal controls committee and               year period. Based on this review, the
Board considered the Senior Officer's        retaining an independent compliance           Board concluded that no changes should
written evaluation and the                   consultant, and the fact that AIM has         be made to the Fund and that it was not
recommendation made by the Senior            undertaken to cause the Fund to operate       necessary to change the Fund's portfolio
Officer to the Board that the Board          in accordance with certain governance         management team at this time.
consider implementing a process to           policies and practices. The Board
assist them in more closely monitoring       concluded that these actions indicated a      o The performance of the Fund relative
the performance of the AIM Funds. The        good faith effort on the part of AIM to       to indices. The Board reviewed the
Board concluded that it would be             adhere to the highest ethical standards,      performance of the Fund during the past
advisable to implement such a process as     and determined that the current               one, three and five calendar years
soon as reasonably practicable.              regulatory and litigation environment to      against the performance of the Lipper
                                             which AIM is subject should not prevent       Large-Cap Core Index. The Board noted
o Profitability of AIM and its               the Board from continuing the Advisory        that the Fund's performance was
affiliates. The Board reviewed               Agreement for the Fund.                       comparable to the performance of such
information concerning the profitability                                                   Index for the one year period, above
of AIM's (and its affiliates')               APPROVAL OF SUB-ADVISORY AGREEMENT            such Index for the three year period,
investment advisory and other activi-                                                      and below such Index for the five year
ties and its financial condition. The        The Board oversees the management of the      period. Based on this review, the Board
Board considered the overall                 Fund and, as required by law, determines      concluded that no changes should be made
profitability of AIM, as well as the         annually whether to approve the               to the Fund and that it was not
profitability of AIM in connection with      continuance of the Fund's sub-advisory        necessary to change the Fund's portfolio
managing the Fund. The Board noted that      agreement. Based upon the recommendation      management team at this time.
AIM's operations remain profitable,          of the Investments Committee of the
although increased expenses in recent        Board, which is comprised solely of           o Meetings with the Fund's portfolio
years have reduced AIM's profitability.      independent trustees, at a meeting held       managers and investment personnel. The
Based on the review of the profitability     on June 30, 2005, the Board, including        Board is meeting periodically with the
of AIM's and its affiliates' investment      all of the independent trustees,              Fund's portfolio managers and/or other
advisory and other activities and its        approved the continuance of the               investment personnel and believes that
financial condition, the Board concluded     sub-advisory agreement (the                   such individuals are competent and able
that the compensation to be paid by the      "Sub-Advisory Agreement") between A I M       to continue to carry out their respon-
Fund to AIM under its Advisory Agreement     Capital Management, Inc. (the                 sibilities under the Sub-Advisory
was not excessive.                           "Sub-Advisor") and AIM with respect to        Agreement.
                                             the Fund for another year, effective
o Benefits of soft dollars to AIM. The       July 1, 2005.                                 o Overall performance of the
Board considered the benefits realized                                                     Sub-Advisor. The Board considered the
by AIM as a result of brokerage transac-        The Board considered the factors           overall performance of the Sub-Advisor
tions executed through "soft dollar"         discussed below in evaluating the             in providing investment advisory
arrangements. Under these arrangements,      fairness and reasonableness of the            services to the Fund and concluded that
brokerage commissions paid by the Fund       Sub-Advisory Agreement at the meeting on      such performance was satisfactory.
and/or other funds advised by AIM are        June 30, 2005 and as part of the Board's
used to pay for research and execution       ongoing oversight of the Fund. In their       o Advisory fees, expense limitations and
services. This research is used by AIM       deliberations, the Board and the              fee waivers, and breakpoints and
in making investment decisions for the       independent trustees did not identify         economies of scale. In reviewing these
Fund. The Board concluded that such          any particular factor that was                factors, the Board considered only the
arrangements were appropriate.               controlling, and each trustee attributed      advisory fees charged to the Fund by AIM
                                             different weights to the various              and did not consider the sub-advisory
o AIM's financial soundness in light of      factors.                                      fees paid by AIM to the Sub-Advisor. The
the Fund's needs. The Board considered                                                     Board believes that this approach is
whether AIM is financially sound and has        The discussion below serves as a           appropriate because the sub-advisory
the resources necessary to perform its       discussion of the material factors and        fees have no effect on the Fund or its
obligations under the Advisory               the conclusions with respect thereto          share holders, as they are paid by AIM
Agreement, and concluded that AIM has        that formed the basis for the Board's         rather than the Fund. Furthermore, AIM
the financial resources necessary to         approval of the Sub-Advisory Agreement.       and the Sub-Advisor are affiliates and
fulfill its obligations under the            After consideration of all of the             the Board believes that the allocation
Advisory Agreement.                          factors below and based on its informed       of fees between them is a business
                                             business judgment, the Board determined       matter, provided that the advisory fees
o Historical relationship between the        that the Sub-Advisory Agreement is in         charged to the Fund are fair and
Fund and AIM. In determining whether to      the best interests of the Fund and its        reasonable.
continue the Advisory Agreement for the      shareholders.
Fund, the Board also considered the                                                        o Profitability of AIM and its
prior relation ship between AIM and the      o The nature and extent of the advisory       affiliates. The Board reviewed
Fund, as well as the Board's knowledge       services to be provided by the                information concerning the profitability
of AIM's operations, and concluded that      Sub-Advisor. The Board reviewed the           of AIM's (and its affiliates')
it was beneficial to maintain the            services to be provided by the                investment advisory and other activi-
current relationship, in part, because       Sub-Advisor under the Sub-Advisory            ties and its financial condition. The
of such knowledge. The Board also            Agreement. Based on such review, the          Board considered the overall
reviewed the general nature of the           Board concluded that the range of             profitability of AIM, as well as the
non-investment advisory services cur-        services to be provided by the                profitability of AIM in connection with
rently performed by AIM and its              Sub-Advisor under the Sub-Advisory            managing the Fund. The Board noted that
affiliates, such as administrative,          Agreement was appropriate and that the        AIM's operations remain profitable,
transfer agency and distribution             Sub-Advisor currently is providing            although increased expenses in recent
services, and the fees received by AIM       services in accordance with the terms of      years have reduced AIM's profitability.
and its affiliates for performing such       the Sub-Advisory Agreement.                   Based on the review of the profitability
services. In addition to reviewing such                                                    of AIM's and its affiliates' investment
services, the trustees also considered       o The quality of services to be provided      advisory and other activities and its
the organizational structure employed by     by the Sub-Advisor. The Board reviewed        financial condition, the Board concluded
AIM and its affiliates to provide those      the credentials and experience of the         that the compensation to be paid by the
services. Based on the review of these       officers and employees of the                 Fund to AIM under its Advisory Agreement
and other factors, the Board concluded       Sub-Advisor who will provide investment       was not excessive.
that AIM and its affiliates were             advisory services to the Fund. Based on
qualified to continue to provide             the review of these and other factors,        o The Sub-Advisor's financial soundness
non-investment advisory services to the      the Board concluded that the quality of       in light of the Fund's needs. The Board
Fund, including administrative, transfer     services to be provided by the                considered whether the Sub-Advisor is
agency and distribution services, and        Sub-Advisor was appropriate, and that         financially sound and has the resources
that AIM and its affiliates currently        the Sub-Advisor currently is providing        necessary to perform its obligations
are providing satisfactory                   satisfactory services in accordance with      under the Sub-Advisory Agreement, and
non-investment advisory services.            the terms of the Sub-Advisory Agreement.      concluded that the Sub-Advisor has the
                                                                                           financial resources necessary to fulfill
o Other factors and current trends. In       o The performance of the Fund relative        its obligations under the Sub-Advisory
determining whether to continue the          to comparable funds. The Board reviewed       Agreement.
Advisory Agreement for the Fund,             the performance of the Fund during the
                                             past one, three and five calendar years
                                             against

  SUPPLEMENT TO ANNUAL REPORT DATED 10/31/05

AIM CHARTER FUND

                                            ========================================

INSTITUTIONAL CLASS SHARES                  AVERAGE ANNUAL TOTAL RETURNS                      PLEASE NOTE THAT PAST PERFORMANCE
                                            For periods ended 10/31/05                  IS NOT INDICATIVE OF FUTURE RESULTS.
The following information has been                                                      MORE RECENT RETURNS MAY BE MORE OR LESS
prepared to provide Institutional Class     Inception (7/30/91)                8.63%    THAN THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview    10 Years                           7.29     REINVESTMENT OF DISTRIBUTIONS AT NET
specific to their holdings.                  5 Years                          -4.88     ASSET VALUE. INVESTMENT RETURN AND
Institutional Class shares are offered       1 Year                            6.98     PRINCIPAL VALUE WILL FLUCTUATE SO YOUR
exclusively to institutional investors,      6 Months*                         3.44     SHARES, WHEN REDEEMED, MAY BE WORTH MORE
including defined contribution plans        ========================================    OR LESS THAN THEIR ORIGINAL COST. SEE
that meet certain criteria.                                                             FULL REPORT FOR INFORMATION ON
                                            AVERAGE ANNUAL TOTAL RETURNS                COMPARATIVE BENCHMARKS. PLEASE CONSULT
                                            For periods ended 9/30/05, most recent      YOUR FUND PROSPECTUS FOR MORE
                                            calendar quarter-end                        INFORMATION. FOR THE MOST CURRENT
                                                                                        MONTH-END PERFORMANCE, PLEASE CALL
                                            Inception (7/30/91)                8.86%    800-451-4246 OR VISIT
                                            10 Years                           7.35     AIMINVESTMENTS.COM.
                                             5 Years                          -5.23
                                             1 Year                           10.81
                                             6 Months*                         3.60

                                            *Cumulative total return that has not
                                             been annualized

                                            ========================================

                                            INSTITUTIONAL CLASS SHARES HAVE NO SALES
                                            CHARGE; THEREFORE, PERFORMANCE IS AT NET
                                            ASSET VALUE (NAV). PERFORMANCE OF
                                            INSTITUTIONAL CLASS SHARES WILL DIFFER
                                            FROM PERFORMANCE OF OTHER SHARE CLASSES
                                            DUE TO DIFFERING SALES CHARGES AND
                                            CLASS EXPENSES.

========================================

NASDAQ SYMBOL                      CHTVX

========================================

                                                                                       Over for information on your Fund's expenses.

                                                 FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                     [YOUR GOALS.
                                                                    OUR SOLUTIONS.]                           [AIM INVESTMENTS LOGO]
                                                               - REGISTERED TRADEMARK -                     - REGISTERED TRADEMARK -
AIMINVESTMENTS.COM                  CHT-INS-1

  INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                     divide your account value by $1,000 (for          The hypothetical account values
                                            example, an $8,600 account value divided    and expenses may not be used to estimate
As a shareholder of the Fund, you incur     by $1,000 = 8.6), then multiply the         the actual ending account balance or
ongoing costs, including management         result by the number in the table under     expenses you paid for the period. You
fees and other Fund expenses. This          the heading entitled "Actual Expenses       may use this information to compare the
example is intended to help you             Paid During Period" to estimate the         ongoing costs of investing in the Fund
understand your ongoing costs (in           expenses you paid on your account during    and other funds. To do so, compare this
dollars) of investing in the Fund and to    this period.                                5% hypothetical example with the 5%
compare these costs with ongoing costs                                                  hypothetical examples that appear in the
of investing in other mutual funds. The     HYPOTHETICAL EXAMPLE FOR COMPARISON         shareholder reports of the other funds.
example is based on an investment of        PURPOSES
$1,000 invested at the beginning of the                                                       Please note that the expenses
period and held for the entire period       The table below also provides               shown in the table are meant to
May 1, 2005, through October 31, 2005.      information about hypothetical account      highlight your ongoing costs only.
                                            values and hypothetical expenses based      Therefore, the hypothetical informa-
ACTUAL EXPENSES                             on the Fund's actual expense ratio and      tion is useful in comparing ongoing
                                            an assumed rate of return of 5% per year    costs only, and will not help you
The table below provides information        before expenses, which is not the Fund's    determine the relative total costs of
about actual account values and actual      actual return. The Fund's actual cumu-      owning different funds.
expenses. You may use the information in    lative total return after expenses for
this table, together with the amount you    the six months ended October 31, 2005,
invested, to estimate the expenses that     appears in the table on the front of
you paid over the period. Simply            this supplement.

====================================================================================================================================

                                                      ACTUAL                               HYPOTHETICAL
                                                                              (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING                ENDING           EXPENSES          ENDING                   EXPENSES       ANNUALIZED
   SHARE           ACCOUNT VALUE          ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE              PAID DURING      EXPENSE
   CLASS              (5/1/05)            (10/31/05)(1)       PERIOD(2)        (10/31/05)                 PERIOD(2)        RATIO
Institutional      $    1,000.00          $    1,034.40      $      3.64      $    1,021.63              $      3.62           0.71%

(1)   The actual ending account value is based on the actual total return of the Fund for the period May 1, 2005, through October
      31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended October 31, 2005, appears in the table on the front of this supplement.

(2)   Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

====================================================================================================================================

AIMINVESTMENTS.COM     CHT-INS-1

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2005


                                                SHARES         VALUE
-------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-78.05%

AEROSPACE & DEFENSE-1.36%

Northrop Grumman Corp.                           614,440   $   32,964,706
=========================================================================

APPAREL RETAIL-0.22%

TJX Cos., Inc. (The)                             244,939        5,273,537
=========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.37%

Bank of New York Co., Inc. (The)               1,057,479       33,088,518
=========================================================================

BIOTECHNOLOGY-1.00%

Amgen Inc.(a)                                    320,000       24,243,200
=========================================================================

BUILDING PRODUCTS-1.01%

Masco Corp.                                      857,147       24,428,689
=========================================================================

COMMUNICATIONS EQUIPMENT-1.45%

Cisco Systems, Inc.(a)                         2,014,000       35,144,300
=========================================================================

COMPUTER HARDWARE-1.32%

International Business Machines Corp.            391,163       32,028,426
=========================================================================

COMPUTER STORAGE & PERIPHERALS-1.38%

Lexmark International, Inc.-Class A(a)           803,100       33,344,712
=========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.15%

Sabre Holdings Corp.-Class A(b)                  179,600        3,507,588
=========================================================================

DIVERSIFIED BANKS-1.00%

Bank of America Corp.                            555,757       24,308,811
=========================================================================

ELECTRIC UTILITIES-1.01%

FPL Group, Inc.                                  566,600       24,397,796
=========================================================================

ENVIRONMENTAL & FACILITIES SERVICES-1.43%

Waste Management, Inc.                         1,176,469       34,717,600
=========================================================================

FOOD RETAIL-1.59%

Kroger Co. (The)(a)                            1,931,052       38,427,935
=========================================================================

HOMEFURNISHING RETAIL-0.21%

Bed Bath & Beyond Inc.(a)                        126,877        5,141,056
=========================================================================

HOUSEHOLD PRODUCTS-0.29%

Kimberly-Clark Corp.                             122,937        6,987,739
=========================================================================

INDUSTRIAL CONGLOMERATES-3.84%

General Electric Co.                             961,772       32,613,688
-------------------------------------------------------------------------
Tyco International Ltd.                        2,290,906       60,457,009
=========================================================================
                                                               93,070,697
=========================================================================

                                                SHARES         VALUE
-------------------------------------------------------------------------


INDUSTRIAL MACHINERY-1.09%

Dover Corp.                                      677,200   $   26,397,256
=========================================================================

INTEGRATED OIL & GAS-3.63%

Exxon Mobil Corp.                              1,068,002       59,957,632
-------------------------------------------------------------------------
Murphy Oil Corp.                                 598,020       28,017,237
=========================================================================
                                                               87,974,869
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.77%

SBC Communications Inc.                        1,776,542       42,370,527
-------------------------------------------------------------------------
Verizon Communications Inc.                      784,854       24,730,750
=========================================================================
                                                               67,101,277
=========================================================================

INVESTMENT BANKING & BROKERAGE-2.73%

Merrill Lynch & Co., Inc.                        510,582       33,055,079
-------------------------------------------------------------------------
Morgan Stanley                                   607,872       33,074,316
=========================================================================
                                                               66,129,395
=========================================================================

MOVIES & ENTERTAINMENT-1.30%

News Corp.-Class A                             2,205,000       31,421,250
=========================================================================

MULTI-LINE INSURANCE-1.27%

American International Group, Inc.               474,000       30,715,200
=========================================================================

OFFICE ELECTRONICS-2.09%

Xerox Corp.(a)                                 3,721,300       50,498,041
=========================================================================

OIL & GAS DRILLING-1.07%

Nabors Industries, Ltd.(c)                       377,300       25,894,099
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-4.61%

BJ Services Co.(c)                             1,443,400       50,158,150
-------------------------------------------------------------------------
Schlumberger Ltd.                                275,487       25,005,955
-------------------------------------------------------------------------
Smith International, Inc.                      1,124,002       36,417,665
=========================================================================
                                                              111,581,770
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.96%

Apache Corp.                                     365,200       23,310,716
=========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.27%

Citigroup Inc.                                   670,000       30,672,600
=========================================================================

PACKAGED FOODS & MEATS-4.52%

Campbell Soup Co.                                847,000       24,647,700
-------------------------------------------------------------------------
ConAgra Foods, Inc.                              570,000       13,263,900
-------------------------------------------------------------------------
General Mills, Inc.                              965,233       46,582,145
-------------------------------------------------------------------------


                                                SHARES         VALUE
-------------------------------------------------------------------------
PACKAGED FOODS & MEATS-(CONTINUED)

Kraft Foods Inc.-Class A                         878,062   $   24,849,155
=========================================================================
                                                              109,342,900
=========================================================================

PAPER PRODUCTS-1.02%

Georgia-Pacific Corp.                            758,808       24,684,024
=========================================================================

PERSONAL PRODUCTS-2.51%

Avon Products, Inc.                              951,000       25,667,490
-------------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A           1,055,413       35,008,049
=========================================================================
                                                               60,675,539
=========================================================================

PHARMACEUTICALS-6.97%

Bristol-Myers Squibb Co.                       1,635,000       34,612,950
-------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                     884,000       33,512,440
-------------------------------------------------------------------------
Merck & Co. Inc.                               2,420,000       68,292,400
-------------------------------------------------------------------------
Wyeth                                            726,720       32,382,643
=========================================================================
                                                              168,800,433
=========================================================================

PROPERTY & CASUALTY INSURANCE-7.14%

ACE Ltd.                                         870,903       45,374,046
-------------------------------------------------------------------------
Berkshire Hathaway Inc.-Class A(a)                   710       60,989,000
-------------------------------------------------------------------------
Chubb Corp. (The)                                353,763       32,889,346
-------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)              743,900       33,497,817
=========================================================================
                                                              172,750,209
=========================================================================

PUBLISHING-2.18%

Gannett Co., Inc.                                512,844       32,134,805
-------------------------------------------------------------------------
Tribune Co.                                      654,171       20,612,928
=========================================================================
                                                               52,747,733
=========================================================================

RAILROADS-1.13%

Union Pacific Corp.                              397,000       27,464,460
=========================================================================

REGIONAL BANKS-1.38%

Fifth Third Bancorp                              631,400       25,363,338
-------------------------------------------------------------------------
North Fork Bancorp., Inc.                        317,894        8,055,434
=========================================================================
                                                               33,418,772
=========================================================================

SEMICONDUCTORS-3.62%

Analog Devices, Inc.                             784,356       27,279,902
-------------------------------------------------------------------------
Intel Corp.                                    1,316,300       30,933,050
-------------------------------------------------------------------------
National Semiconductor Corp.                     333,329        7,543,235
-------------------------------------------------------------------------
Xilinx, Inc.(b)                                  915,000       21,914,250
=========================================================================
                                                               87,670,437
=========================================================================

SOFT DRINKS-1.35%

Coca-Cola Co. (The)                              765,511       32,748,561
=========================================================================

                                                SHARES         VALUE
-------------------------------------------------------------------------


SYSTEMS SOFTWARE-4.81%

Computer Associates International, Inc.        1,138,452   $   31,842,502
-------------------------------------------------------------------------
Microsoft Corp.                                3,287,000       84,475,900
=========================================================================
                                                              116,318,402
=========================================================================
    Total Domestic Common Stocks (Cost
      $1,736,405,718)                                       1,889,393,253
=========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-15.34%

BERMUDA-1.91%

Accenture Ltd.-Class A (IT Consulting & Other
  Services)                                    1,195,198       31,445,659
-------------------------------------------------------------------------
XL Capital Ltd.-Class A (Property & Casualty
  Insurance)                                     228,724       14,652,060
=========================================================================
                                                               46,097,719
=========================================================================

FINLAND-1.90%

Nokia Oyj-ADR (Communications Equipment)       2,740,042       46,087,506
=========================================================================

FRANCE-1.86%

Total S.A. (Integrated Oil & Gas)(d)             178,292       44,905,152
=========================================================================

ISRAEL-1.33%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)(b)                           845,818       32,242,582
=========================================================================

JAPAN-0.49%

Nintendo Co., Ltd. (Home Entertainment
  Software)(d)                                   106,200       11,922,192
=========================================================================

NETHERLANDS-5.06%

Heineken N.V. (Brewers)(d)                     1,347,106       42,672,596
-------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.
  (Consumer Electronics)()                     1,839,900       48,079,641
-------------------------------------------------------------------------
Unilever N.V. (Packaged Foods & Meats)(d)        450,000       31,677,181
=========================================================================
                                                              122,429,418
=========================================================================

UNITED KINGDOM-2.79%

Barclays PLC (Diversified Banks)               2,079,215       20,614,419
-------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (Pharmaceuticals)        904,000       46,998,960
=========================================================================
                                                               67,613,379
=========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $324,465,848)                        $  371,297,948
=========================================================================


                                               NUMBER
                                                 OF        EXERCISE   EXPIRATION
                                               CONTRACTS   PRICE        DATE           VALUE
PUT OPTIONS PURCHASED-0.02%

OIL & GAS DRILLING-0.01%

Nabors Industries, Ltd.                          2,500      $60.0       Jan-06     $     304,500
================================================================================================


                                               NUMBER
                                                 OF        EXERCISE   EXPIRATION
                                               CONTRACTS   PRICE        DATE           VALUE
------------------------------------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES-0.01%

BJ Services Co.                                 10,000       27.5       Jan-06     $     208,000
================================================================================================
    Total Options Purchased (Cost $2,289,027)                                            512,500
================================================================================================


                                                SHARES
MONEY MARKET FUNDS-3.75%

Liquid Assets Portfolio-Institutional
  Class(e)                                     45,347,942      45,347,942
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)    45,347,942      45,347,942
=========================================================================
    Total Money Market Funds (Cost
      $90,695,884)                                             90,695,884
=========================================================================
TOTAL INVESTMENTS-97.16% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $2,153,856,477)                                           2,351,899,585
=========================================================================

-------------------------------------------------------------------------

                                                SHARES         VALUE
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.52%

Liquid Assets Portfolio-Institutional
  Class(e)(f)                                  12,733,065  $   12,733,065
=========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $12,733,065)                                       12,733,065
=========================================================================
TOTAL INVESTMENTS-97.68% (Cost
  $2,166,589,542)                                           2,364,632,650
=========================================================================
OTHER ASSETS LESS LIABILITIES-2.32%                            56,044,378
=========================================================================
NET ASSETS-100.00%                                         $2,420,677,028
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at October 31, 2005.
(c) A portion of this security is subject to call options written. See Note 1I and Note 9.
(d) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2005 was $131,177,121, which represented 5.42% of the Fund's Net Assets. See Note 1A.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS:

Investments, at value (cost $2,063,160,593)*  $2,261,203,701
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $103,428,949)                            103,428,949
============================================================
    Total investments (cost $2,166,589,542)    2,364,632,650
============================================================
Receivables for:
  Investments sold                               308,018,332
------------------------------------------------------------
  Investments sold to affiliates                   2,580,319
------------------------------------------------------------
  Fund shares sold                                   646,165
------------------------------------------------------------
  Dividends                                        3,565,729
------------------------------------------------------------
  Investments matured                                325,179
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               193,545
------------------------------------------------------------
Other assets                                         177,910
============================================================
    Total assets                               2,680,139,829
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                          233,384,124
------------------------------------------------------------
  Investments purchased from affiliates              670,551
------------------------------------------------------------
  Fund shares reacquired                           7,043,364
------------------------------------------------------------
  Options written, at value (premiums
    received $1,334,936)                           3,202,500
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 461,548
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        12,733,065
------------------------------------------------------------
Accrued distribution fees                            964,531
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             4,923
------------------------------------------------------------
Accrued transfer agent fees                          763,688
------------------------------------------------------------
Accrued operating expenses                           234,507
============================================================
    Total liabilities                            259,462,801
============================================================
Net assets applicable to shares outstanding   $2,420,677,028
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $2,608,605,390
------------------------------------------------------------
Undistributed net investment income               13,898,908
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (398,293,453)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                      196,466,183
============================================================
                                              $2,420,677,028
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $1,638,001,670
____________________________________________________________
============================================================
Class B                                       $  617,534,254
____________________________________________________________
============================================================
Class C                                       $  107,776,340
____________________________________________________________
============================================================
Class R                                       $    2,636,756
____________________________________________________________
============================================================
Institutional Class                           $   54,728,008
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          127,514,968
____________________________________________________________
============================================================
Class B                                           50,340,938
____________________________________________________________
============================================================
Class C                                            8,761,574
____________________________________________________________
============================================================
Class R                                              206,401
____________________________________________________________
============================================================
Institutional Class                                4,139,127
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        12.85
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.85 divided by
      94.50%)                                 $        13.60
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        12.27
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        12.30
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        12.77
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        13.22
____________________________________________________________
============================================================

* At October 31, 2005, securities with an aggregate value of $12,756,472 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $628,629)             $    59,498,914
----------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income of $161,055, after compensation to
  counterparties of $1,372,547)                                          4,910,909
----------------------------------------------------------------------------------
Interest                                                                     3,277
==================================================================================
    Total investment income                                             64,413,100
==================================================================================

EXPENSES:

Advisory fees                                                           17,088,466
----------------------------------------------------------------------------------
Administrative services fees                                               539,980
----------------------------------------------------------------------------------
Custodian fees                                                             231,236
----------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                5,031,632
----------------------------------------------------------------------------------
  Class B                                                                7,662,052
----------------------------------------------------------------------------------
  Class C                                                                1,250,802
----------------------------------------------------------------------------------
  Class R                                                                   13,784
----------------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                                     7,039,814
----------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                         6,767
----------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                  114,282
----------------------------------------------------------------------------------
Other                                                                      944,383
==================================================================================
    Total expenses                                                      39,923,198
==================================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                             (546,997)
==================================================================================
    Net expenses                                                        39,376,201
==================================================================================
Net investment income                                                   25,036,899
==================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
  FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities (includes gains (losses) from securities
    sold to affiliates of $427,162)                                    269,242,168
----------------------------------------------------------------------------------
  Foreign currencies                                                       176,171
==================================================================================
                                                                       269,418,339
==================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                               (116,041,259)
----------------------------------------------------------------------------------
  Foreign currencies                                                       (34,540)
----------------------------------------------------------------------------------
  Option contracts written                                              (1,867,564)
==================================================================================
                                                                      (117,943,363)
==================================================================================
Net gain from investment securities, foreign currencies and
  option contracts                                                     151,474,976
==================================================================================
Net increase in net assets resulting from operations               $   176,511,875
__________________________________________________________________________________
==================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2005 and 2004

                                                         2005               2004
--------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                             $   25,036,899     $    8,535,340
--------------------------------------------------------------------------------------
  Net realized gain from investment securities and
    foreign currencies                                 269,418,339        284,944,396
--------------------------------------------------------------------------------------
  Change in net unrealized appreciation
    (depreciation) of investment securities,
    foreign currencies and option contracts           (117,943,363)          (662,843)
======================================================================================
    Net increase in net assets resulting from
     operations                                        176,511,875        292,816,893
======================================================================================
Distributions to shareholders from net investment
  income:
  Class A                                              (16,183,715)        (4,234,798)
--------------------------------------------------------------------------------------
  Class B                                                 (655,402)                --
--------------------------------------------------------------------------------------
  Class C                                                 (102,493)                --
--------------------------------------------------------------------------------------
  Class R                                                  (17,158)            (2,682)
--------------------------------------------------------------------------------------
  Institutional Class                                      (51,616)           (14,410)
======================================================================================
    Decrease in net assets resulting from
     distributions                                     (17,010,384)        (4,251,890)
======================================================================================
Share transactions-net:
  Class A                                             (307,307,777)      (343,025,821)
--------------------------------------------------------------------------------------
  Class B                                             (316,588,625)      (360,933,716)
--------------------------------------------------------------------------------------
  Class C                                              (38,230,511)       (39,355,393)
--------------------------------------------------------------------------------------
  Class R                                                  (44,217)           642,358
--------------------------------------------------------------------------------------
  Institutional Class                                   50,100,241          1,074,851
======================================================================================
    Net increase (decrease) in net assets
     resulting from share transactions                (612,070,889)      (741,597,721)
======================================================================================
    Net increase (decrease) in net assets             (452,569,398)      (453,032,718)
======================================================================================

NET ASSETS:

  Beginning of year                                  2,873,246,426      3,326,279,144
======================================================================================
  End of year (including undistributed net
    investment income of $13,898,908 and
    $5,696,221, respectively)                       $2,420,677,028     $2,873,246,426
______________________________________________________________________________________
======================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discount are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, of if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

J. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

K. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $30 million                                             1.00%
--------------------------------------------------------------------
Next $120 million                                             0.75%
--------------------------------------------------------------------
Over $150 million                                             0.625%
 ___________________________________________________________________
====================================================================


    Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $150 million                                            0.75%
--------------------------------------------------------------------
Next $4.85 billion                                            0.615%
--------------------------------------------------------------------
Next $2.5 billion                                             0.57%
--------------------------------------------------------------------
Next $2.5 billion                                             0.545%
--------------------------------------------------------------------
Over $10 billion                                              0.52%
 ___________________________________________________________________
====================================================================


    Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM paid AIM Capital 50% of the amount paid by the Fund to AIM. Effective October 31, 2005, the master sub-advisory agreement between AIM and AIM Capital was terminated.

    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended October 31, 2005, AIM waived fees of $315,092.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $153,587.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended October 31, 2005, AIM was paid $539,980.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended October 31, 2005, the Fund paid AISI $7,039,814 for Class A, Class B, Class C and Class R share classes and $6,767 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to July 1, 2005, the Fund paid ADI 0.30% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to selected dealers and financial institutions who furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2005, the Class A, Class B, Class C and Class R shares paid $5,031,632, $7,662,052, $1,250,802 and $13,784, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2005, ADI advised the Fund that it retained $172,034 in front-end sales commissions from the sale of Class A shares and $2,283, $164,322, $6,617 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Capital, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      10/31/05         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 83,058,993     $  411,552,504    $  (449,263,555)       $   --        $ 45,347,942     $2,363,834      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            83,058,993        411,552,504       (449,263,555)           --          45,347,942      2,386,020          --
===================================================================================================================================
  Subtotal       $166,117,986     $  823,105,008    $  (898,527,110)       $   --        $ 90,695,884     $4,749,854      $   --
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      10/31/05        INCOME*      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $         --     $  161,506,875    $  (148,773,810)       $   --        $ 12,733,065     $  39,623       $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            27,336,279        394,762,002       (422,098,281)           --                  --       121,432           --
===================================================================================================================================
  Subtotal       $ 27,336,279     $  556,268,877    $  (570,872,091)       $   --        $ 12,733,065     $ 161,055       $   --
===================================================================================================================================
  Total          $193,454,265     $1,379,373,885    $(1,469,399,201)       $   --        $103,428,949     $4,910,909      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2005, the Fund engaged in securities purchases of $29,744,212 and sales of $12,328,642 which resulted in net realized gains (losses) of $427,162.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2005, the Fund received credits from this arrangement which resulted in the reduction of the Fund's total expenses of $78,318.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2005, the Fund paid legal fees of $10,672 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2005, securities with an aggregate value of $12,756,472 were on loan to brokers. The loans were secured by cash collateral of $12,733,065 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2005, the Fund received dividends on cash collateral of $161,055 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--OPTION CONTRACTS WRITTEN

                           TRANSACTIONS DURING THE PERIOD
-------------------------------------------------------------------------------------
                                                               CALL OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
-------------------------------------------------------------------------------------
Beginning of year                                                  --      $       --
-------------------------------------------------------------------------------------
Written                                                        12,500       1,334,936
=====================================================================================
End of year                                                    12,500      $1,334,936
_____________________________________________________________________________________
=====================================================================================

                                            OPEN CALL OPTIONS WRITTEN AT PERIOD END
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    CHANGE IN
                                                                                                                    UNREALIZED
                                                 CONTRACT    STRIKE     NUMBERS      PREMIUMS        VALUE         APPRECIATION
                                                  MONTH      PRICE     CONTRACTS     RECEIVED       10/31/05      (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------------
BJ Services Co.                                   Jan-06     $35.0      10,000      $ 711,646      $2,180,000      $(1,468,354)
--------------------------------------------------------------------------------------------------------------------------------
Nabors Industries, Ltd.                           Jan-06      70.0       2,500        623,290       1,022,500         (399,210)
================================================================================================================================
Total outstanding options written                                       12,500      $1,334,936     $3,202,500      $(1,867,564)
________________________________________________________________________________________________________________________________
================================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2005 and 2004 was as follows:

                                                                 2005           2004
---------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $17,010,384    $4,251,890
_______________________________________________________________________________________
=======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2005, the components of net assets on a tax basis were as follows:

                                                                   2005
----------------------------------------------------------------------------
Undistributed ordinary income                                 $   16,810,215
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           148,273,075
----------------------------------------------------------------------------
Temporary book/tax difference                                       (409,993)
----------------------------------------------------------------------------
Capital loss carryforward                                       (352,601,659)
----------------------------------------------------------------------------
Shares of beneficial interest                                  2,608,605,390
============================================================================
Total net assets                                              $2,420,677,028
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on foreign currencies and option contracts written of $(1,576,925).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $267,910,613 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2009                                                $220,532,759
-----------------------------------------------------------------------------
October 31, 2011                                                 132,068,900
=============================================================================
Total capital loss carryforward                                 $352,601,659
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2005 was $1,354,420,284 and $1,960,860,036, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 253,870,774
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (104,020,774)
===============================================================================
Net unrealized appreciation of investment securities             $ 149,850,000
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $2,214,782,650.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2005, undistributed net investment income was increased by $176,172 and, undistributed net realized gain (loss) was decreased by $176,172. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                        2005(A)                           2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       6,762,147    $  86,715,004      7,951,437    $  94,832,462
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,540,263       30,896,876      3,877,677       44,222,154
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         765,158        9,348,763      1,217,568       13,934,813
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                          85,759        1,085,831         95,004        1,120,376
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           4,029,817       52,111,203        515,765        6,344,104
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,116,894       14,139,876        345,517        3,966,625
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                          48,619          591,693             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                           7,041           85,898             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                           1,361           17,157            234            2,681
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               3,821           49,553            714            8,400
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       9,451,300      120,154,386     12,968,092      155,893,419
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (9,870,165)    (120,154,386)   (13,548,346)    (155,893,419)
==========================================================================================================================
Reacquired:
  Class A                                                     (41,404,183)    (528,317,043)   (50,261,476)    (597,718,327)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (18,676,632)    (227,922,808)   (21,841,949)    (249,262,451)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (3,894,312)     (47,665,172)    (4,652,957)     (53,290,206)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (90,205)      (1,147,205)       (40,399)        (480,699)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (156,744)      (2,060,515)      (434,182)      (5,277,653)
==========================================================================================================================
                                                              (49,280,061)   $(612,070,889)   (63,807,301)   $(741,597,721)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 7% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                ---------------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                ---------------------------------------------------------------------------------
                                                   2005                2004             2003             2002             2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $    12.16          $    11.12       $     9.57       $    10.46       $    18.07
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        0.15(a)(b)          0.06(a)          0.04(a)          0.01(c)         (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                          0.65                1.00             1.51            (0.90)           (6.70)
=================================================================================================================================
    Total from investment operations                  0.80                1.06             1.55            (0.89)           (6.73)
=================================================================================================================================
Less distributions:
  Dividends from net investment income               (0.11)              (0.02)              --               --               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                 --                  --               --               --            (0.88)
=================================================================================================================================
    Total distributions                              (0.11)              (0.02)              --               --            (0.88)
=================================================================================================================================
Net asset value, end of period                  $    12.85          $    12.16       $    11.12       $     9.57       $    10.46
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(d)                                       6.59%               9.58%           16.20%           (8.51)%         (38.75)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $1,638,002          $1,843,623       $2,008,702       $2,096,866       $3,159,304
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                                    1.23%(e)            1.26%            1.30%            1.22%            1.16%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                    1.25%(e)            1.27%            1.30%            1.22%            1.17%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                  1.16%(e)            0.54%            0.39%            0.09%(c)        (0.24)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                 54%                 36%              28%             103%              78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.10 and 0.80%, respectively.
(c) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(d) Includes adjustment in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(e)  Ratios are based on average daily net assets of $1,772,967,271.

                                                                                       CLASS B
                                                    -----------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                    -----------------------------------------------------------------------------
                                                      2005              2004            2003             2002             2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  11.61          $  10.67       $     9.24       $    10.18       $    17.72
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          0.05(a)(b)       (0.02)(a)        (0.03)(a)        (0.08)(c)        (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     0.62              0.96             1.46            (0.86)           (6.53)
=================================================================================================================================
    Total from investment operations                    0.67              0.94             1.43            (0.94)           (6.66)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                 (0.01)               --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                   --                --               --               --            (0.88)
=================================================================================================================================
    Total distributions                                (0.01)               --               --               --            (0.88)
=================================================================================================================================
Net asset value, end of period                      $  12.27          $  11.61       $    10.67       $     9.24       $    10.18
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(d)                                         5.76%             8.81%           15.48%           (9.23)%         (39.14)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $617,534          $885,500       $1,149,943       $1,204,617       $1,719,470
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements        1.95%(e)          1.96%            2.00%            1.92%            1.86%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                      1.97%(e)          1.97%            2.00%            1.92%            1.87%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                            0.44%(e)         (0.16)%          (0.31)%          (0.61)%(c)       (0.94)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                   54%               36%              28%             103%              78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.00 and 0.08%, respectively.
(c) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(d) Includes adjustment in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(e)  Ratios are based on average daily net assets of $766,205,201.

                                                                                          CLASS C
                                                          -----------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                          -----------------------------------------------------------------------
                                                            2005              2004           2003           2002           2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $  11.64          $  10.70       $   9.27       $  10.21       $  17.77
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                0.05(a)(b)       (0.02)(a)      (0.03)(a)      (0.08)(c)      (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               0.62              0.96           1.46          (0.86)         (6.55)
=================================================================================================================================
    Total from investment operations                          0.67              0.94           1.43          (0.94)         (6.68)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                       (0.01)               --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         --                --             --             --          (0.88)
=================================================================================================================================
    Total distributions                                      (0.01)               --             --             --          (0.88)
=================================================================================================================================
Net asset value, end of period                            $  12.30          $  11.64       $  10.70       $   9.27       $  10.21
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(d)                                               5.75%             8.79%         15.43%         (9.21)%       (39.14)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $107,776          $138,305       $163,859       $170,444       $248,533
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements              1.95%(e)          1.96%          2.00%          1.92%          1.86%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements           1.97%(e)          1.97%          2.00%          1.92%          1.87%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      0.44%(e)         (0.16)%        (0.31)%        (0.61)%(c)     (0.94)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                         54%               36%            28%           103%            78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.00 and 0.08%, respectively.
(c) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(d) Includes adjustment in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(e)  Ratios based on average daily net assets of $125,080,152.

                                                                                      CLASS R
                                                              -------------------------------------------------------
                                                                                                           JUNE 3,
                                                                                                            2002
                                                                                                         (DATE SALES
                                                                    YEAR ENDED OCTOBER 31,              COMMENCED) TO
                                                              -----------------------------------        OCTOBER 31,
                                                               2005            2004         2003            2002
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $12.10          $11.08       $ 9.56          $ 10.94
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.12(a)(b)      0.04(a)      0.02(a)         (0.00)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.63            1.00         1.50            (1.38)
=====================================================================================================================
    Total from investment operations                            0.75            1.04         1.52            (1.38)
=====================================================================================================================
Less distributions from net investment income                  (0.08)          (0.02)          --               --
=====================================================================================================================
Net asset value, end of period                                $12.77          $12.10       $11.08          $  9.56
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(c)                                                 6.22%           9.35%       15.90%          (12.61)%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,637          $2,534       $1,714          $    16
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.45%(d)        1.46%        1.50%            1.42%(e)
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.47%(d)        1.47%        1.50%            1.42%(e)
=====================================================================================================================
Ratio of net investment income (loss) to average net assets     0.94%(d)        0.34%        0.19%           (0.11)%(e)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                           54%             36%          28%             103%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.07 and 0.58%, respectively.
(c) Includes adjustment in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)  Ratios are based on average daily net assets of $2,756,823.
(e)  Annualized.

                                                                             INSTITUTIONAL CLASS
                                                              --------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------
                                                               2005          2004      2003      2002      2001
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.53       $11.45    $ 9.80    $10.67    $18.33
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.22(a)(b)   0.13(a)   0.09(a)   0.06(c)   0.04
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.65         1.03      1.56     (0.93)    (6.82)
================================================================================================================
    Total from investment operations                             0.87         1.16      1.65     (0.87)    (6.78)
================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.18)       (0.08)       --        --        --
----------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --           --        --        --     (0.88)
================================================================================================================
    Total distributions                                         (0.18)       (0.08)       --        --     (0.88)
================================================================================================================
Net asset value, end of period                                $ 13.22       $12.53    $11.45    $ 9.80    $10.67
________________________________________________________________________________________________________________
================================================================================================================
Total return(d)                                                  6.98%       10.21%    16.84%    (8.15)%  (38.46)%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $54,728       $3,285    $2,061    $1,457    $1,648
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.71%(e)     0.74%     0.79%     0.79%     0.68%
----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.73%(e)     0.75%     0.79%     0.83%     0.69%
================================================================================================================
Ratio of net investment income to average net assets             1.68%(e)     1.06%     0.90%     0.52%(c)   0.25%
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate                                            54%          36%       28%      103%       78%
________________________________________________________________________________________________________________
================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.17 and 1.32%, respectively.
(c) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to November 1, 2001 have not been restated to reflect this change in presentation.
(d) Includes adjustment in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(e)  Ratios are based on average daily net assets of $25,145,182.

NOTE 15--CHANGE IN INDEPENDENT PUBLIC ACCOUNTING FIRM

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending October 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior fiscal year, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

    E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 16--SUBSEQUENT EVENT

The Board of Trustees of the Trust ("Buyer") unanimously approved, on November 14, 2005, an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund ("Buying Fund") a series of Buyer, would acquire all of the assets of AIM Premier Equity Fund ("Selling Fund"), a series of AIM Funds Group ("the Reorganization"). Upon closing of the transaction, shareholders of Selling Fund will receive a corresponding class of shares of Buying Fund in exchange for their shares of Selling Fund, and Selling Fund will cease operations.

    The Agreement requires approval of Selling Fund shareholders. The Fund currently intends to submit the Agreement to the shareholders for their consideration at a meeting to be held on or around February 28, 2006. Additional information regarding the Agreement will be included in proxy materials to be mailed to shareholders for consideration. If the Agreement is approved by the shareholders of Selling Fund and certain conditions required by the Agreement are satisfied, the transaction is expected to become effective shortly thereafter.

NOTE 17--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code ss. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

    On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

    On August 30, 2005, the West Virginia Office of the State Auditor-Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;

    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

    - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

    - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Equity Funds and Shareholders of
AIM Charter Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Charter Fund (one of the funds constituting AIM Equity Funds, hereafter referred to as the "Fund") at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended October 31, 2004 and the financial highlights for each of the periods ended on or before October 31, 2004 were audited by another independent registered public accounting firm whose report, dated December 15, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

December 19, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2005



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.
   President                                      (financial services holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc. (registered investment advisor);
                                                  Director, A I M Capital Management, Inc.
                                                  (registered investment advisor) and
                                                  A I M Distributors, Inc. (registered
                                                  broker dealer); Director and Chairman,
                                                  AIM Investment Services, Inc.
                                                  (registered transfer agent), Fund
                                                  Management Company (registered broker
                                                  dealer) and INVESCO Distributors, Inc.
                                                  (registered broker dealer); and Chief
                                                  Executive Officer, AMVESCAP PLC -- AIM
                                                  Division (parent of AIM and a global
                                                  investment management firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); and CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                        (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of October 31, 2005



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel,                2005           Retired                                    None
   Jr.(3) -- 1944
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc. (financial services holding
   Chief Compliance Officer                       company); Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

(3) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2005, 100% is eligible for the dividends received deduction for corporations.

For its tax year ended October 31, 2005, the Fund designates 100% or the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on form 1099-DIV. You should consult your tax advisor regarding treatment of the amounts.

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDER (UNAUDITED)

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005, July 31, 2005 and October 31, 2005 are 20.32%, 22.14%, 19.89%, and 17.63%, respectively.

      DOMESTIC EQUITY                             SECTOR EQUITY                              AIM ALLOCATION SOLUTIONS

AIM Aggressive Growth Fund                   AIM Advantage Health Sciences Fund         AIM Conservative Allocation Fund
AIM Basic Balanced Fund*                     AIM Energy Fund                            AIM Growth Allocation Fund(2)
AIM Basic Value Fund                         AIM Financial Services Fund                AIM Moderate Allocation Fund
AIM Blue Chip Fund                           AIM Global Health Care Fund                AIM Moderate Growth Allocation Fund
AIM Capital Development Fund                 AIM Global Real Estate Fund                AIM Moderately Conservative Allocation Fund
AIM Charter Fund                             AIM Gold & Precious Metals Fund
AIM Constellation Fund                       AIM Leisure Fund
AIM Diversified Dividend Fund                AIM Multi-Sector Fund                           DIVERSIFIED PORTFOLIOS
AIM Dynamics Fund                            AIM Real Estate Fund(1)
AIM Large Cap Basic Value Fund               AIM Technology Fund                        AIM Income Allocation Fund
AIM Large Cap Growth Fund                    AIM Utilities Fund                         AIM International Allocation Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund(1)
AIM Mid Cap Growth Fund                           FIXED INCOME
AIM Opportunities I Fund
AIM Opportunities II Fund                    TAXABLE
AIM Opportunities III Fund
AIM Premier Equity Fund                      AIM Floating Rate Fund
AIM S&P 500 Index Fund                       AIM High Yield Fund
AIM Select Equity Fund                       AIM Income Fund
AIM Small Cap Equity Fund                    AIM Intermediate Government Fund
AIM Small Cap Growth Fund(1)                 AIM Limited Maturity Treasury Fund
AIM Small Company Growth Fund                AIM Money Market Fund
AIM Summit Fund                              AIM Short Term Bond Fund
AIM Trimark Endeavor Fund                    AIM Total Return Bond Fund
AIM Trimark Small Companies Fund             Premier Portfolio
AIM Weingarten Fund                          Premier U.S. Government Money Portfolio

                                             TAX-FREE

     INTERNATIONAL/GLOBAL EQUITY             AIM High Income Municipal Fund(1)
                                             AIM Municipal Bond Fund
AIM Asia Pacific Growth Fund                 AIM Tax-Exempt Cash Fund
AIM Developing Markets Fund                  AIM Tax-Free Intermediate Fund
AIM European Growth Fund                     Premier Tax-Exempt Portfolio
AIM European Small Company Fund(1)
AIM Global Aggressive Growth Fund            =======================================================================================
AIM Global Equity Fund                       CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS
AIM Global Growth Fund                       AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR
AIM Global Value Fund                        AND READ IT CAREFULLY BEFORE INVESTING.
AIM International Core Equity Fund           =======================================================================================
AIM International Growth Fund
AIM International Small Company Fund(1)
AIM Trimark Fund

*Domestic equity and income fund

(1) This fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the fund, please see the appropriate prospectus.

(2) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after January 20,2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of September 30, 2005.


AIMinvestments.com                  CHT-AR-1            A I M Distributors, Inc.

                                YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
--------------------------------------------------------------------------------
Mutual    Retirement    Annuities  College    Separately   Offshore   Cash                [AIM INVESTMENTS LOGO APPEARS HERE]
Funds     Products                 Savings    Managed      Products   Management                --Registered Trademark--
                                   Plans      Accounts
--------------------------------------------------------------------------------

                                                          AIM CONSTELLATION FUND
                                Annual Report to Shareholders o October 31, 2005


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                          --Registered Trademark--

AIM CONSTELLATION FUND SEEKS TO PROVIDE GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          o The Fund is not managed to track the        The Fund provides a complete list of its
                                             performance of any particular index,          holdings four times in each fiscal year,
o Class B shares are not available as an     including the indexes defined here, and       at the quarter-ends. For the second and
investment for retirement plans              consequently, the performance of the Fund     fourth quarters, the lists appear in the
maintained pursuant to Section 401 of        may deviate significantly from the            Fund's semiannual and annual reports to
the Internal Revenue Code, including         performance of the indexes.                   shareholders. For the first and third
401(k) plans, money purchase pension                                                       quarters, the Fund files the lists with
plans and profit sharing plans. Plans        o A direct investment cannot be made in       the Securities and Exchange Commission
that had existing accounts invested in       an index. Unless otherwise                    (SEC) on Form N-Q. The most recent list
Class B shares prior to September            indicated, index results include              of portfolio holdings is available at
30, 2003, will continue to be allowed to     reinvested dividends, and they do not         AIMinvestments.com. From our home page,
make additional purchases.                   reflect sales charges. Performance of an      click on Products & Performance, then
                                             index of funds reflects fund expenses;        Mutual Funds, then Fund Overview. Select
o Class R shares are available only to       performance of a market index does not.       your Fund from the drop-down menu and
certain retirement plans. Please see the                                                   click on Complete Quarterly Holdings.
prospectus for more information.             OTHER INFORMATION                             Shareholders can also look up the Fund's
                                                                                           Forms N-Q on the SEC's Web site at
PRINCIPAL RISKS OF INVESTING IN THE FUND     o The returns shown in management's           sec.gov. And copies of the Fund's Forms
                                             discussion of Fund performance are based      N-Q may be reviewed and copied at the
o Investing in smaller companies             on net asset values calculated for            SEC's Public Reference Room at 450 Fifth
involves greater risk than investing in      shareholder transactions. Generally           Street, N.W., Washington, D.C.
more established companies, such as          accepted accounting principles require        20549-0102. You can obtain information
business risk, significant stock price       adjustments to be made to the net assets      on the operation of the Public Reference
fluctuations and illiquidity.                of the Fund at period end for financial       Room, including information about
                                             reporting purposes, and as such,the net       duplicating fee charges, by calling
ABOUT INDEXES USED IN THIS REPORT            asset values for shareholder                  202-942-8090 or 800-732-0330, or by
                                             transactions and the returns based on         electronic request at the following
o The unmanaged LIPPER MULTI-CAP GROWTH      those net asset values may differ from        e-mail address: publicinfo@sec.gov. The
FUND INDEX represents an average of the      the net asset values and returns              SEC file numbers for the Fund are
performance of the 30 largest                reported in the Financial Highlights.         811-01424 and 2-25469.
multi-capitalization growth funds
tracked by Lipper, Inc., an independent      o Industry classifications used in this       A description of the policies and
mutual fund performance monitor.             report are generally according to the         procedures that the Fund uses to
                                             Global Industry Classification                determine how to vote proxies relating
o The unmanaged MSCI WORLD INDEX is a        Standard, which was developed by and is       to portfolio securities is available
group of global securities tracked by        the exclusive property and a service          without charge, upon request, from our
Morgan Stanley Capital International.        mark of Morgan Stanley Capital                Client Services department at
                                             International Inc. and Standard &             800-959-4246 or on the AIM Web site,
o The unmanaged RUSSELL 1000--Registered     Poor's.                                       AIMinvestments.com. On the home page,
Trademark-- GROWTH INDEX is a subset of                                                    scroll down and click on AIM Funds Proxy
the unmanaged RUSSELL 1000--Registered                                                     Policy. The information is also
Trademark-- INDEX, which represents the                                                    available on the Securities and Exchange
performance of the stocks of                                                               Commission's Web site, sec.gov.
large-capitalization companies; the
Growth subset measures the performance                                                     Information regarding how the Fund voted
of Russell 1000 companies with higher                                                      proxies related to its portfolio
price/book ratios and higher forecasted                                                    securities during the 12 months ended
growth values.                                                                             June 30, 2005, is available at our Web
                                                                                           site. Go to AIMinvestments.com, access
o The unmanaged Standard & Poor's                                                          the About Us tab, click on Required
Composite Index of 500 Stocks (the S&P                                                     Notices and then click on Proxy Voting
500--Registered Trademark-- INDEX) is an                                                   Activity. Next, select the Fund from the
index of common stocks frequently used                                                     drop-down menu. The information is also
as a general measure of U.S. stock                                                         available on the Securities and Exchange
market performance.                                                                        Commission's Web site, sec.gov.

                                                                                           ========================================
                                                                                           FUND NASDAQ SYMBOLS

                                                                                           Class A Shares                     CSTGX
                                                                                           Class B Shares                     CSTBX
                                                                                           Class C Shares                     CSTCX
                                                                                           Class R Shares                     CSTRX
                                                                                           ========================================

=====================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=====================================================================================

NOT FDIC INSURED                  MAY LOSE VALUE               NO BANK GUARANTEE

AIMinvestments.com

AIM CONSTELLATION FUND


                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                    The fiscal year covered by this report was quite good to
                    equity investors. Domestically, the broad-based S&P 500
      [GRAHAM       Index returned 8.72%. Globally, Morgan Stanley's MSCI World
       PHOTO]       Index rose 13.27%. Much of this good performance, though,
                    was attained early in the fiscal year as virtually every equity index declined during October of 2005. Concern about the inflationary potential of rising energy costs was frequently cited as a major cause of market weakness.

                       Within the indexes, there was considerable variability in
                    the performance of different sectors and markets.
  ROBERT H. GRAHAM  Domestically, energy sector performance far outpaced that of the other sectors in the S&P 500 Index, reflecting rising oil and gas prices. Overseas, emerging markets produced more attractive results than did developed markets, at least in part because emerging markets tend to be more closely tied to the performance of natural resources and commodities.

                       One could make a strong argument for global
                    diversification of a stock portfolio using the performance data for the fiscal year ended October 31, 2005. Of course, your financial advisor is the person most qualified to help you decide whether such diversification is appropriate for you.

                       For a discussion of the specific market conditions that
                    affected your Fund and how your Fund was managed during the fiscal year, please turn to Page 3.

                    NEW INFORMATION IN THIS REPORT

                    We would like to call your attention to two new elements in
    [WILLIAMSON     this report. First, on Page 2, is a message from Bruce
       PHOTO]       Crockett, the independent Chair of the Board of Trustees of the AIM Funds. We first introduced you to Mr. Crockett in the annual report on your Fund dated October 31, 2004. Mr.
                    Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair in October 2004.

                       Mr. Crockett plans to keep AIM shareholders informed of
                    the work of the Board regularly via letters in the Fund reports. We certainly think this is a valuable addition to the reports. The Board is charged with looking out for the
MARK H. WILLIAMSON  interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                       One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 8 and 9.

                       Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.


                    Sincerely,

                    /s/ ROBERT H. GRAHAM              /s/ MARK H. WILLIAMSON

                    Robert H. Graham                  Mark H. Williamson
                    President & Vice Chair,           Chairman & President,
                    AIM Funds                         A I M Advisors, Inc.

                    December 15, 2005


                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM CONSTELLATION FUND


                    DEAR AIM FUNDS SHAREHOLDERS:

                    As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.

    [CROCKETT          At our most recent meeting in June 2005, your Board
      PHOTO]        approved voluntary fee reductions from A I M Advisors, Inc.
                    (AIM) that save shareholders approximately $20.8 million annually, based on asset levels as of March 31, 2005. The majority of these expense reductions, which took effect July 1, 2005, will be achieved by a permanent reduction to 0.25% Of the Rule 12b-1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.

 BRUCE L. CROCKETT     Our June meeting, which was the culmination of more than
                    two and one-half months of review and discussions, took place over a three-day period. The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this annual report on pages 8 and
                    9. I encourage you to review it.

                       Together with monitoring fund expenses, fund performance
                    is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                       Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 14 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                       At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                       Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.


                    Sincerely,

                    /s/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    December 15, 2005

AIM CONSTELLATION FUND

MANAGEMENT'S DISCUSSION                                                                      Fundamental analysis seeks to define a
OF FUND PERFORMANCE                                                                       company's key drivers of success and to
                                                                                          assess their durability. We carefully
======================================================================================    review financial statements and earnings
                                                                                          reports, the company's business model and
PERFORMANCE SUMMARY                          ==========================================   management team, the competitive
                                                                                          environment and market opportunities.
On September 16, 2005, changes were made     FUND VS. INDEXES
to your Fund's management team. The new                                                      We construct the portfolio by focusing
team consists of Lanny H. Sachnowitz (lead   TOTAL RETURNS, 10/31/04-10/31/05,            on stocks rather than industries or
manager), Kirk L. Anderson, James G.         EXCLUDING APPLICABLE SALES CHARGES. IF       sectors. While there are no formal sector
Birdsall and Robert J. Lloyd. They are       SALES CHARGES WERE INCLUDED, RETURNS         guidelines or constraints, internal
assisted by the Large/Multi-Cap Growth       WOULD BE LOWER.                              controls and proprietary software help us
Team.                                                                                     monitor risk levels and sector
                                             Class A Shares                      11.10%   concentration.
   For the year ended October 31, 2005,      Class B Shares                      10.28
Class A shares of AIM Constellation Fund,    Class C Shares                      10.28       Our sell process is designed to
excluding sales charges, outperformed its    Class R Shares                      10.83    identify deterioration in the underlying
broad market and style-specific indexes.     S&P 500 Index (Broad Market Index)   8.72    reasons a stock was initially purchased
                                             Russell 1000 Growth Index                    and avoid the risk of capital loss.
   We believe the Fund outperformed its      (Style-specific Index)               8.81    Conditions that may cause us to reduce or
broad market and style-specific indexes      Lipper Multi-cap Growth Fund Index           sell a position include:
largely because we were significantly        (Peer Group Index)                  12.86
overweight in health care, energy and                                                     o deterioration in business prospects
information technology stocks--and           SOURCE: LIPPER, INC.
because, within each of those sectors, the                                                o worsening competitive position
Fund's holdings significantly outperformed   ==========================================
those of the indexes. These overweight                                                    o slowing earnings growth
positions and                                strong stock selections were the result of
                                             our quantitative and fundamental research.   o extended valuation

                                                Your Fund's long-term performance         o finding more attractive investment
                                             appears on Pages 6 and 7.                    opportunities

======================================================================================
                                                                                          MARKET CONDITIONS AND YOUR FUND
HOW WE INVEST                                investor expectations or equity valuations.
                                                                                          Despite widespread concern about the
We believe a growth investment strategy is      Quantitative analysis helps us narrow     potential impact of rising short-term
an essential component of a diversified      our investment universe down to a            interest rates and historically high
portfolio.                                   manageable list of potential investments.    energy prices, the U.S. economy expanded,
                                             we focus on the level, growth rate and       inflation remained contained and corporate
   Our investment process combines           sustainability of earnings, revenue and      profits generally rose during the fiscal
quantitative and fundamental analysis to     cash flow, ranking investment candidates     year covered by this report. Late in the
uncover companies exhibiting long-term,      on absolute and relative attractiveness.     year, higher energy prices and rising
sustainable earnings and cash flow growth                                                 interest rates threatened to crimp
that is not yet reflected in                                                              consumer spending, which accounts for
                                                                                          approximately two-thirds of the U.S.
                                                                                          economy.

                                                                                                                         (continued)

==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP 10 INDUSTRIES*                           TOP 10 EQUITY HOLDINGS*

By sector                                     1. Managed Health Care               5.1%    1. Apple Computer, Inc.              2.7%
                                              2. Semiconductors                    4.7     2. Johnson & Johnson                 2.0
               [PIE CHART]                    3. Pharmaceuticals                   4.5     3. QUALCOMM Inc.                     1.7
                                              4. Biotechnology                     4.5     4. Microchip Technology Inc.         1.7
Information Technology               22.7%    5. Integrated Oil & GAS              3.7     5. Procter & Gamble Co. (The)        1.7
Health Care                          20.5%    6. Oil & Gas Exploration &           3.7     6. Alcon, Inc. (Switzerland)         1.7
Energy                               13.0%       Production                                7. Yahoo! Inc.                       1.6
Consumer Discretionary               11.4%    7. Computer Hardware                 3.5     8. Office Depot, Inc.                1.6
Industrials                          11.4%    8. Health Care Equipment             3.3     9. Amgen Inc.                        1.6
Financials                            9.0%    9. Investment Banking & Brokerage    3.1    10. Exxon Mobil Corp.                 1.6
Materials                             6.2%   10. Internet Software & Services      3.0
Consumer Staples                      4.8%
Money Market Funds Plus                      TOTAL NET ASSETS             $5.3 BILLION
Other Assets Less Liabilities         1.0%
                                             TOTAL NUMBER OF HOLDINGS*             120


The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

==========================================   ==========================================   ==========================================

AIM CONSTELLATION FUND

   Corporate profits, and stock market       balance sheets and to benefit shareholders   PARTICULAR SECURITY. THE INFORMATION IS
performance, varied widely by sector         in the form of stock buybacks and dividend   NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF
during the year. Rising prices caused many   increases. For the year, your Fund was       ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR
companies in the energy and utilities        significantly overweight energy stocks       THE FUND. STATEMENTS OF FACT ARE FROM
sectors to report record earnings and        relative to its style-specific index, with   SOURCES CONSIDERED RELIABLE, BUT A I M
profits--while profits of companies that     refiner VALERO ENERGY and integrated oil     ADVISORS, INC. MAKES NO REPRESENTATION OR
use a lot of energy, such as chemical        producer CONOCOPHILLIPS among the stocks     WARRANTY AS TO THEIR COMPLETENESS OR
companies and airlines, were depressed.      benefiting Fund performance.                 ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE
The broad stock market rose for the year.                                                 IS NO GUARANTEE OF FUTURE RESULTS, THESE
                                                Our bottom-up research helped us          INSIGHTS MAY HELP YOU UNDERSTAND OUR
   Strong stock selection within the         identify attractive investment               INVESTMENT MANAGEMENT PHILOSOPHY.
health care, energy and information          opportunities in the IT sector. IT stocks
technology (IT) sectors contributed          helping your Fund's performance included            See important Fund and index
positively to Fund performance.              Internet search engine GOOGLE and APPLE           disclosures inside front cover.
                                             COMPUTER. As more people worldwide go
   Within the health care sector, our        online, Google offers advertisers a                              LANNY H. SACHNOWITZ,
research led us to managed health care       cost-effective way to reach consumers.           [SACHNOWITZ     senior portfolio
stocks. Many managed care companies have     Apple continues to benefit from the                 PHOTO]       manager, is lead
reported strong earnings in recent           phenomenal success of its iPod--Registered                       portfolio manager of
quarters by aggressively controlling         Trademark-- music player.                                        AIM Constellation
costs, reducing hospital utilization rates                                                Fund. He joined AIM in 1987 as a money
and switching plan participants from            One IT stock that hindered Fund           market trader and research analyst. In
name-brand to generic drugs.                 performance was online auctioneer EBAY. In   1990, Mr. Sachnowitz's trading
AETNA, UNITEDHEALTH GROUP, WELLPOINT and     September, the company proposed acquiring    responsibilities were expanded to include
CIGNA were among the managed care            an Internet phone company, Skype             head of equity trading. He was named a
companies that contributed to Fund           Technologies. Like many other investors,     portfolio manager in 1991. Mr. Sachnowitz
performance. But not all the Fund's health   we question the strategic value of the       received a B.S. in finance from the
care stocks performed well. One health       proposed acquisition, which hurt eBay's      University of Southern California and an
care stock that hurt Fund performance was    short-term performance. But we continued     M.B.A. from the University of Houston.
pharmaceutical giant Pfizer. Overall, the    to hold the stock at the close of the year
company's long-term prospects deteriorated   because we believed the company's core                           KIRK L. ANDERSON,
dramatically due to regulatory scrutiny      business remains strong, it continues to          [ANDERSON      portfolio manager, is
and litigation risk, and we eliminated the   generate significant cash flow, and it              PHOTO]       a portfolio manager of
stock from the portfolio.                    continues to grow faster than most                               AIM Constellation
                                             companies.                                                       Fund. He joined AIM in
   Other health care stocks we liked                                                      1994 and was named a portfolio manager in
included GENENTECH, a leader in the          IN CLOSING                                   2003. Mr. Anderson earned a B.A. in
biotechnology industry, and JOHNSON &                                                     political science from Texas A&M
JOHNSON, arguably the world's most           As the fiscal year ended, we considered      University and M.S. in finance from the
diversified health care company. Genentech   the fundamentals of large-cap growth         University of Houston.
developed and markets Avastin--Registered    stocks to be good--and getting better. As
Trademark--, a drug originally approved for  a group, large-cap growth companies                              JAMES G. BIRDSALL,
treatment of colorectal cancer that          boasted healthy cash flows, strong balance        [BIRDSALL      portfolio manager, is
has, more recently, shown promise in the     sheets and positive earnings growth. We             PHOTO]       a portfolio manager of
treatment of other types of cancer. While    seek to own stocks of companies with                             AIM Constellation
Johnson & Johnson develops pharmaceutical    managements that use capital for the                             Fund. He has been
products, it manufactures a broad array of   benefit of shareholders. These trends,       associated with AIM Investments since 1995
health care products for consumers and       together with our quantitative and           and was named a portfolio manager in 1999.
medical professionals.                       fundamental research, led us to invest the   Mr. Birdsall received his B.B.A. with a
                                             bulk of Fund assets in stocks of             concentration in finance from Stephen F.
   Energy has not been considered a          large-capitalization companies. At the       Austin State University before earning his
traditional growth sector, but supply and    close of the year, we believed large-cap     M.B.A. with a concentration in finance and
demand characteristics have clearly          growth stocks were attractively priced       international business from the University
changed in recent years, due largely to      relative to other stocks with less           of St. Thomas.
explosive economic growth in China and       attractive fundamentals. As always, we
India. Worldwide production and refining     thank you for your continued investment in                       ROBERT J. LLOYD,
capacity has struggled to keep pace with     AIM Constellation Fund.                             [LLOYD       Chartered Financial
rising demand. We believe any significant                                                        PHOTO]       Analyst, portfolio
improvement in supply is likely to be        THE VIEWS AND OPINIONS EXPRESSED IN                              manager, is a
years away.                                  MANAGEMENT'S DISCUSSION OF FUND                                  portfolio manager of
                                             PERFORMANCE ARE THOSE OF A I M ADVISORS,     AIM Constellation Fund. He joined AIM in
   Given these trends, many energy           INC. THESE VIEWS AND OPINIONS ARE SUBJECT    2000 and was named portfolio manager in
companies have seen notable growth in        TO CHANGE AT ANY TIME BASED ON FACTORS       2001. He served eight years in the U.S.
their revenue and earnings--using the        SUCH AS MARKET AND ECONOMIC CONDITIONS.      Navy as a Naval Flight Officer flying the
money to improve their                       THESE VIEWS AND OPINIONS MAY NOT BE RELIED   S-3B Viking. Mr. Lloyd received a B.B.A.
                                             UPON AS INVESTMENT ADVICE OR                 from the University of Notre Dame and an
                                             RECOMMENDATIONS, OR AS AN OFFER FOR A        M.B.A. from the University of Chicago.


                                                                                          Assisted by the Large/Multi-Cap Growth
                                                                                          Team

                                                                                                     [RIGHT ARROW GRAPHIC]

                                                                                             FOR A PRESENTATION OF YOUR FUND'S
                                                                                             LONG-TERM PERFORMANCE, PLEASE SEE PAGES
                                                                                             6 AND 7.

AIM CONSTELLATION FUND


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      estimate the expenses that you paid over        The hypothetical account values and
                                             the period. Simply divide your account       expenses may not be used to estimate the
As a shareholder of the Fund, you incur two  value by $1,000 (for example, an $8,600      actual ending account balance or expenses
types of costs: (1) transaction              account value divided by $1,000 = 8.6),      you paid for the period. You may use this
costs, which may include sales charges       then multiply the result by the number       information to compare the ongoing costs
(loads) on purchase payments; contingent     in the table under the heading entitled      of investing in the Fund and other funds.
deferred sales charges on redemptions; and   "Actual Expenses Paid During Period" to      To do so, compare this 5% hypothetical
redemption fees, if any; and (2) ongoing     estimate the expenses you paid on your       example with the 5% hypothetical examples
costs, including management fees;            account during this period.                 that appear in the shareholder reports of
distribution and/or service fees (12b-1);                                                 the other funds.
and other Fund expenses. This example is     HYPOTHETICAL EXAMPLE FOR
intended to help you understand your         COMPARISON PURPOSES                             Please note that the expenses shown in
ongoing costs (in dollars) of investing in                                                the table are meant to highlight your
the Fund and to compare these costs with     The table below also provides information    ongoing costs only and do not reflect any
ongoing costs of investing in other mutual   about hypothetical account values and        transactional costs, such as sales charges
funds. The example is based on an            hypothetical expenses based on the Fund's    (loads) on purchase payments, contingent
investment of $1,000 invested at the         actual expense ratio and an assumed rate     deferred sales charges on redemptions, and
beginning of the period and held for the     of return of 5% per year before              redemption fees, if any. Therefore, the
entire period May 1, 2005, through October   expenses, which is not the fund's actual     hypothetical information is useful in
31, 2005.                                    return. The Fund's actual cumulative total   comparing ongoing costs only, and will not
                                             returns at net asset value after expenses    help you determine the relative total
ACTUAL EXPENSES                              for the six months ended October             costs of owning different funds. In
                                             31, 2005, appear in the table "Cumulative    addition, if these transactional costs
The table below provides information about   Total Returns" on Page 7.                    were included, your costs would have been
actual account values and actual expenses.                                                higher.
You may use the information in this table,
together with the amount you invested, to


====================================================================================================================================

                                                  ACTUAL                                    HYPOTHETICAL
                                                                                 (5% ANNUAL RETURN BEFORE EXPENSES)

                 BEGINNING             ENDING               EXPENSES         ENDING                  EXPENSES     ANNUALIZED
SHARE          ACCOUNT VALUE        ACCOUNT VALUE          PAID DURING   ACCOUNT VALUE             PAID DURING     EXPENSE
CLASS            (5/01/05)          (10/31/05)(1)          PERIOD(2,3)     (10/31/05)              PERIOD(2,4)      RATIO

  A             $1,000.00             $1,112.50              $ 6.71        $1,018.85                 $ 6.41          1.26%
  B              1,000.00              1,108.30               10.58         1,015.17                  10.11          1.99
  C              1,000.00              1,107.80               10.57         1,015.17                  10.11          1.99
  R              1,000.00              1,110.90                7.93         1,017.69                   7.58          1.49


(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2005, through October 31,
    2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year. Effective on July 1, 2005, the distributor contractually agreed to reduce rule 12b-1 plan fees for Class A shares to 0.25%. The annualized expense ratio restated as if the agreement had been in effect throughout the entire most recent fiscal half year is 1.24% for Class A shares.

(3) The actual expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $6.60 for Class A shares.

(4) The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $6.31 for Class A shares.

====================================================================================================================================

                                                                                          [ARROW
                                                                                          BUTTON   For More Information Visit
                                                                                          IMAGE]    AIMinvestments.com

AIM CONSTELLATION FUND


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

FUND AND INDEX DATA FROM 4/30/76


                                [MOUNTAIN CHART]


================================================================================

             AIM CONSTELLATION FUND-    LIPPER MULTI-CAP        S&P 500
DATE            CLASS A SHARES          GROWTH FUND INDEX       INDEX
4/30/76             $  9450                  $ 10000           $ 10000
   5/76                9171                     9865              9889
   6/76                9512                    10369             10327
   7/76                9327                    10147             10277
   8/76                9265                     9965             10258
   9/76                9514                    10117             10524
  10/76                9111                     9768             10327
  11/76                9173                     9956             10285
  12/76                9886                    10498             10863
   1/77                9080                    10151             10349
   2/77                8668                     9836             10160
   3/77                8637                     9810             10053
   4/77                8826                     9916             10095
   5/77                8731                     9841              9897
   6/77                9456                    10475             10387
   7/77                9204                    10313             10227
   8/77                9046                    10189             10082
   9/77                9046                    10326             10097
  10/77                8573                     9922              9704
  11/77                9299                    10605             10011
  12/77                9551                    10808             10085
   1/78                8605                    10154              9507
   2/78                6966                    10132              9314
   3/78                9550                    10578              9588
   4/78               10968                    11507             10453
   5/78               12134                    12021             10548
   6/78               11724                    12078             10404
   7/78               13426                    13045             11010
   8/78               14404                    13722             11342
   9/78               13648                    13402             11306
  10/78               10338                    11365             10320
  11/78               11095                    11985             10542
  12/78               11567                    12426             10749
   1/79               12293                    12941             11224
   2/79               11505                    12406             10863
   3/79               12891                    13355             11511
   4/79               13269                    13564             11584
   5/79               13143                    13302             11333
   6/79               14277                    14122             11825
   7/79               14812                    14561             11983
   8/79               16987                    15750             12674
   9/79               17333                    15816             12729
  10/79               15631                    14727             11914
  11/79               18184                    16101             12480
  12/79               20420                    16916             12747
   1/80               22846                    18160             13540
   2/80               23982                    17988             13539
   3/80               18876                    15701             12222
   4/80               20294                    16374             12788
   5/80               21398                    17309             13446
   6/80               22846                    18023             13871
   7/80               25997                    20015             14836
   8/80               27918                    20712             14986
   9/80               29587                    21645             15427
  10/80               31383                    22269             15739
  11/80               36740                    24861             17415
  12/80               35638                    24101             16891
   1/81               32613                    22698             16184
   2/81               32808                    23027             16464
   3/81               35193                    24303             17124
   4/81               35024                    24380             16792
   5/81               37784                    25382             16835
   6/81               33934                    24228             16730
   7/81               33968                    23956             16765
   8/81               29573                    22483             15796
   9/81               26021                    21389             15018
  10/81               30655                    23306             15829
  11/81               30551                    23905             16481
  12/81               29427                    23283             16059
   1/82               27811                    22751             15850
   2/82               25183                    21898             14964
   3/82               23189                    21660             14885
   4/82               25262                    22821             15559
   5/82               23501                    22019             15028
   6/82               21898                    21904             14802
   7/82               21116                    21740             14540
   8/82               23150                    23670             16304
   9/82               24011                    24229             16507
  10/82               29017                    27285             18407
  11/82               33828                    29238             19150
  12/82               33751                    29489             19519
   1/83               36488                    30329             20245
   2/83               38874                    32195             20709
   3/83               40320                    32785             21474
   4/83               45013                    34820             23167
   5/83               48335                    35851             22965
   6/83               52560                    37571             23858
   7/83               47945                    35912             23155
   8/83               45519                    35218             23502
   9/83               47121                    36087             23826
  10/83               40590                    34357             23551
  11/83               44382                    35484             24048
  12/83               42034                    35109             23922
   1/84               38360                    33349             23788
   2/84               34896                    31531             22951
   3/84               34896                    31931             23349
   4/84               34687                    31858             23570
   5/84               32123                    30300             22266
   6/84               34224                    31240             22749
   7/84               32712                    30446             22467
   8/84               38344                    33974             24948
   9/84               36328                    33196             24954
  10/84               35906                    33142             25051
  11/84               33676                    32350             24770
  12/84               35653                    33266             25423
   1/85               40951                    36542             27404
   2/85               42127                    37057             27740
   3/85               39814                    36532             27757
   4/85               38257                    36023             27732
   5/85               41199                    38022             29334
   6/85               42208                    38918             29793
   7/85               42124                    38902             29750
   8/85               40949                    38336             29462
   9/85               37923                    36608             28573
  10/85               39690                    38088             29893
  11/85               43139                    40713             31943
  12/85               45831                    42376             33489
   1/86               48351                    43320             33676
   2/86               53017                    47068             36192
   3/86               55790                    49645             38212
   4/86               57302                    49318             37782
   5/86               62471                    52114             39791
   6/86               63145                    52926             40464
   7/86               56837                    49002             38202
   8/86               59781                    51506             41034
   9/86               53349                    47030             37642
  10/86               58182                    49671             39813
  11/86               59497                    50322             40780
  12/86               58884                    49260             39739
   1/87               70738                    55365             45091
   2/87               78724                    59377             46872
   3/87               80165                    59927             48224
   4/87               79355                    58908             47797
   5/87               79411                    59449             48210
   6/87               80618                    61600             50645
   7/87               83673                    64668             53211
   8/87               88225                    66789             55196
   9/87               82870                    65601             53986
  10/87               56766                    50154             42361
  11/87               51521                    46636             38869
  12/87               60557                    51530             41826
   1/88               59413                    52160             43584
   2/88               65039                    55522             45606
   3/88               65423                    54903             44199
   4/88               67713                    55300             44688
   5/88               66284                    54600             45069
   6/88               74390                    57975             47136
   7/88               71623                    56696             46957
   8/88               67426                    54602             45365
   9/88               70480                    57013             47296
  10/88               70001                    57038             48612
  11/88               67901                    55772             47918
  12/88               70447                    57797             48753
   1/89               75773                    61851             52320
   2/89               74970                    60944             51019
   3/89               76979                    62727             52208
   4/89               82807                    66672             54916
   5/89               87328                    70559             57129
   6/89               83512                    69320             56808
   7/89               92322                    74711             61933
   8/89               98683                    77337             63139
   9/89              100301                    78213             62882
  10/89               94855                    75085             61424
  11/89               96970                    76165             62671
  12/89               97242                    76700             64174
   1/90               88792                    69926             59868
   2/90               93737                    71263             60638
   3/90              100130                    73967             62244
   4/90               98318                    72062             60693
   5/90              112072                    79749             66599
   6/90              111714                    80045             66150
   7/90              105435                    78203             65939
   8/90               90843                    70435             59986
   9/90               82395                    66240             57071
  10/90               79503                    64784             56830
  11/90               90244                    69674             60496
  12/90               93258                    72169             62179
   1/91              103516                    78053             64880
   2/91              111114                    83645             69515
   3/91              119081                    86643             71196
   4/91              117628                    86089             71366
   5/91              126192                    90237             74434
   6/91              117989                    84887             71026
   7/91              128124                    90398             74334
   8/91              135120                    93640             76090
   9/91              136931                    93302             74816
  10/91              141394                    95520             75820
  11/91              137054                    92083             72773
  12/91              158927                   103917             81082
   1/92              162233                   103898             79573
   2/92              164813                   105492             80603
   3/92              158929                   101196             79037
   4/92              150601                    99604             81355
   5/92              151700                   100448             81753
   6/92              144100                    97119             80537
   7/92              152804                   100695             83825
   8/92              147410                    98373             82112
   9/92              152923                   100303             83077
  10/92              162358                   103338             83363
  11/92              175720                   109423             86193
  12/92              182819                   112090             87251
   1/93              188085                   113843             87979
   2/93              176687                   110820             89178
   3/93              184408                   114566             91058
   4/93              177788                   110664             88858
   5/93              191140                   116681             91229
   6/93              194198                   117802             91495
   7/93              192605                   117838             91127
   8/93              201542                   123768             94577
   9/93              208516                   126397             93851
  10/93              208766                   127871             95791
  11/93              204966                   124006             94878
  12/93              214395                   128186             96025
   1/94              225672                   132448             99287
   2/94              226281                   130316             96593
   3/94              211098                   123321             92390
   4/94              212449                   123433             93574
   5/94              209262                   123047             95104
   6/94              197125                   117935             92776
   7/94              201895                   121315             95821
   8/94              216714                   128034             99740
   9/94              217213                   126060             97303
  10/94              224316                   128527             99486
  11/94              213773                   123515             95867
  12/94              217172                   124565             97287
   1/95              213002                   124531             99808
   2/95              224760                   129562            103694
   3/95              235121                   133782            106749
   4/95              240553                   136512            109890
   5/95              247889                   140075            114275
   6/95              268365                   148603            116925
   7/95              294638                   158094            120801
   8/95              296671                   159403            121102
   9/95              307292                   163789            126210
  10/95              299333                   161713            125759
  11/95              302985                   167091            131273
  12/95              294198                   166567            133802
   1/96              296552                   169095            138351
   2/96              311320                   174072            139638
   3/96              310947                   175103            140982
   4/96              329883                   182886            143059
   5/96              340341                   187911            146742
   6/96              327272                   183869            147302
   7/96              297981                   170546            140797
   8/96              316009                   178022            143772
   9/96              339140                   189580            151856
  10/96              333002                   189139            156043
  11/96              349585                   199929            167828
  12/96              342034                   196302            164503
   1/97              357050                   205728            174775
   2/97              341340                   200042            176147
   3/97              319664                   189727            168923
   4/97              324939                   195739            178998
   5/97              357693                   212346            189942
   6/97              369461                   220311            198386
   7/97              408993                   240600            214167
   8/97              403022                   234015            202178
   9/97              422770                   248818            213245
  10/97              395670                   237816            206131
  11/97              391081                   239318            215665
  12/97              386114                   241354            219366
   1/98              378816                   242409            221790
   2/98              415410                   262580            237778
   3/98              429617                   275385            249944
   4/98              439885                   278578            252503
   5/98              418814                   267998            248169
   6/98              435944                   281767            258242
   7/98              419858                   274902            255513
   8/98              338909                   224011            218598
   9/98              367886                   240156            232613
  10/98              386648                   253662            251505
  11/98              410117                   271315            266742
  12/98              459126                   301202            282103
   1/99              466794                   319721            293895
   2/99              433418                   303055            284762
   3/99              453139                   320303            296152
   4/99              468500                   328082            307621
   5/99              466392                   321749            300365
   6/99              499179                   344251            316989
   7/99              484154                   336497            307134
   8/99              481588                   333134            305613
   9/99              485344                   331219            297246
  10/99              521308                   354555            316047
  11/99              567183                   382988            322472
  12/99              662924                   440823            341438
   1/00              651124                   436351            324285
   2/00              737528                   506116            318153
   3/00              757810                   504122            349258
   4/00              697109                   461855            338754
   5/00              657026                   430706            331809
   6/00              721348                   473422            339981
   7/00              714640                   458560            334671
   8/00              809044                   508225            355447
   9/00              762928                   477350            336686
  10/00              711888                   449623            335256
  11/00              576060                   375981            308846
  12/00              594206                   387687            310361
   1/01              621718                   395549            321366
   2/01              525600                   337652            292082
   3/01              467469                   301461            273589
   4/01              514730                   338261            294833
   5/01              509171                   336440            296810
   6/01              499955                   330453            289589
   7/01              480457                   312619            286737
   8/01              438945                   285629            268805
   9/01              383287                   243181            247100
  10/01              405058                   260593            251815
  11/01              446333                   285687            271126
  12/01              453921                   290143            273502
   1/02              445705                   281945            269513
   2/02              426406                   264446            264314
   3/02              452288                   280211            274256
   4/02              426011                   263195            257636
   5/02              417789                   255554            255745
   6/02              388418                   231725            237534
   7/02              352878                   209965            219023
   8/02              351643                   208373            220457
   9/02              324320                   192213            196521
  10/02              353087                   206899            213800
  11/02              367458                   219846            226371
  12/02              341589                   203612            213079
   1/03              332332                   200251            207508
   2/03              330903                   198890            204390
   3/03              335204                   202046            206369
   4/03              357596                   216811            223360
   5/03              375476                   232744            235117
   6/03              380207                   235442            238120
   7/03              393970                   242744            242320
   8/03              409178                   252442            247037
   9/03              395429                   247574            244421
  10/03              423347                   265113            258241
  11/03              432576                   269954            260510
  12/03              441833                   275657            274163
   1/04              450051                   282532            279194
   2/04              453561                   286262            283074
   3/04              445760                   285401            278804
   4/04              431585                   275831            274433
   5/04              440001                   282334            278191
   6/04              450253                   288385            283599
   7/04              422112                   268030            274214
   8/04              414725                   264251            275313
   9/04              426420                   274447            278295
  10/04              436910                   280347            282547
  11/04              456833                   295434            293976
  12/04              469168                   306703            303976
   1/05              455796                   295638            296567
   2/05              464639                   298977            302804
   3/05              453162                   292667            297448
   4/05              436305                   281925            291809
   5/05              456636                   299270            301086
   6/05              457458                   300883            301517
   7/05              481292                   318664            312726
   8/05              480859                   317148            309874
   9/05              494227                   322259            312382
  10/05             $485276                  $316391           $307172
================================================================================
                                                             SOURCE: LIPPER,INC.

The data shown in the chart include          shares. Performance of the indexes does      representing a percent change in the value
reinvested distributions, applicable sales   not reflect the effects of taxes.            of the investment. in this chart, each
charges, fund expenses and management                                                     segment represents a doubling, or 100%
fees. Index results include reinvested          This chart, which is a logarithmic        change, in the value of the investment. In
dividends, but they do not reflect sales     chart, presents the fluctuations in the      other words, the space between $10,000 and
charges. Performance of an index of funds    value of the Fund and its indexes. We        $20,000 is the same size as the space
reflects fund expenses and management        believe that a logarithmic chart is more     between $20,000 and $40,000, the space
fees; performance of a market index does     effective than other types of charts in      between $20,000 and $40,000 is the same as
not. Performance shown in the chart and      illustrating changes in value during the     that between $40,000 and $80,000, and so
table(s) does not reflect deduction of       early years shown in the chart. The          on.
taxes a shareholder would pay on fund        vertical axis, the one that indicates the
distributions or sale of Fund                dollar value of an investment, is
                                             constructed with each segment

AIM CONSTELLATION FUND

==========================================   ==========================================   ==========================================

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 CUMULATIVE TOTAL RETURNS

As of 10/31/05, including applicable sales   As of 9/30/05, most recent calendar          6 months ended 10/31/05, excluding
charges                                      quarter-end, including applicable sales      applicable sales charges
                                             charges
CLASS A SHARES                                                                            Class A Shares                      11.25%
Inception (4/30/76)                 14.06%   CLASS A SHARES                               Class B Shares                      10.83
10 Years                             4.36    Inception (4/30/76)                 14.18%   Class C Shares                      10.78
 5 Years                            -8.42    10 Years                             4.27    Class R Shares                      11.09
 1 Year                              4.98     5 Years                            -9.35
                                              1 Year                              9.51    ==========================================
CLASS B SHARES
Inception (11/3/97)                  1.45%   CLASS B SHARES
 5 Years                            -8.32    Inception (11/3/97)                  1.70%
 1 Year                              5.28     5 Years                            -9.26
                                              1 Year                             10.04
CLASS C SHARES
Inception (8/4/97)                   1.29%   CLASS C SHARES
 5 Years                            -8.03    Inception (8/4/97)                   1.54%
 1 Year                              9.28     5 Years                            -8.96
                                              1 Year                             14.04
CLASS R SHARES
10 Years                             4.78%   CLASS R SHARES
 5 Years                            -7.50    10 Years                             4.69%
 1 Year                             10.83     5 Years                            -8.44
                                              1 Year                             15.62

==========================================   ==========================================

CLASS R SHARES' INCEPTION DATE IS JUNE       PERFORMANCE FIGURES REFLECT REINVESTED       BEGINNING OF THE SEVENTH YEAR. THE CDSC ON
3, 2002. RETURNS SINCE THAT DATE ARE         DISTRIBUTIONS, CHANGES IN NET ASSET VALUE    CLASS C SHARES IS 1% FOR THE FIRST YEAR
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    AND THE EFFECT OF THE MAXIMUM SALES CHARGE   AFTER PURCHASE. CLASS R SHARES DO NOT HAVE
BLENDED RETURNS OF HISTORICAL CLASS R        UNLESS OTHERWISE STATED. INVESTMENT RETURN   A FRONT-END SALES CHARGE; RETURNS SHOWN
SHARE PERFORMANCE AND RESTATED CLASS A       AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT   ARE AT NET ASSET VALUE AND DO NOT REFLECT
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL    A 0.75% CDSC THAT MAY BE IMPOSED ON A
THE INCEPTION DATE OF CLASS R SHARES) AT     SHARES.                                      TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS
NET ASSET VALUE, ADJUSTED TO REFLECT THE                                                  WITHIN THE FIRST YEAR.
HIGHER RULE 12b-1 FEES APPLICABLE TO CLASS      CLASS A SHARE PERFORMANCE REFLECTS THE
R SHARES.                                    MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND     THE PERFORMANCE OF THE FUND'S SHARE
                                             CLASS C SHARE PERFORMANCE REFLECTS THE       CLASSES WILL DIFFER DUE TO DIFFERENT SALES
   THE PERFORMANCE DATA QUOTED REPRESENT     APPLICABLE CONTINGENT DEFERRED SALES         CHARGE STRUCTURES AND CLASS EXPENSES.
PAST PERFORMANCE AND CANNOT GUARANTEE        CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
COMPARABLE FUTURE RESULTS; CURRENT           CDSC ON CLASS B SHARES DECLINES FROM 5%
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   BEGINNING AT THE TIME OF PURCHASE TO 0% AT
VISIT AIMINVESTMENTS.COM FOR THE MOST        THE
RECENT MONTH-END PERFORMANCE.

AIM CONSTELLATION FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Equity          AIM currently is providing satisfactory       other advisors with investment
Funds (the "Board") oversees the             services in accordance with the terms of      strategies comparable to those of the
management of AIM Constellation Fund         the Advisory Agreement.                       Fund that the Board reviewed. The Board
(the "Fund") and, as required by law,                                                      noted that AIM has agreed to waive
determines annually whether to approve       o The performance of the Fund relative        advisory fees of the Fund, as discussed
the continuance of the Fund's advisory       to comparable funds. The Board reviewed       below. Based on this review, the Board
agreement with A I M Advisors, Inc.          the performance of the Fund during the        concluded that the advisory fee rate for
("AIM"). Based upon the recommendation       past one, three and five calendar years       the Fund under the Advisory Agreement
of the Investments Committee of the          against the performance of funds advised      was fair and reasonable.
Board, which is comprised solely of          by other advisors with investment
independent trustees, at a meeting held      strategies comparable to those of the         o Expense limitations and fee waivers.
on June 30, 2005, the Board, including       Fund. The Board noted that the Fund's         The Board noted that AIM has
all of the independent trustees, approved    performance was below the median              contractually agreed to waive advisory
the continuance of the advisory              performance of such comparable funds for      fees of the Fund through December 31,
agreement (the "Advisory Agreement")         the one year period and above such            2009 to the extent necessary so that the
between the Fund and AIM for another         median performance for the three and          advisory fees payable by the Fund do not
year, effective July 1, 2005.                five year periods. Based on this review,      exceed a specified maximum advisory fee
                                             the Board concluded that no changes           rate, which maximum rate includes
   The Board considered the factors          should be made to the Fund and that it        breakpoints and is based on net asset
discussed below in evaluating the            was not necessary to change the Fund's        levels. The Board considered the
fairness and reasonableness of the           portfolio management team at this time.       contractual nature of this fee waiver
Advisory Agreement at the meeting on                                                       and noted that it remains in effect
June 30, 2005 and as part of the Board's     o The performance of the Fund relative        until December 31, 2009. The Board
ongoing oversight of the Fund. In their      to indices. The Board reviewed the            considered the effect this fee waiver
deliberations, the Board and the             performance of the Fund during the past       would have on the Fund's estimated
independent trustees did not identify        one, three and five calendar years            expenses and concluded that the levels
any particular factor that was               against the performance of the Lipper         of fee waivers/expense limitations for
controlling, and each trustee attributed     Large-Cap Growth Index. The Board noted       the Fund were fair and reasonable.
different weights to the various             that the Fund's performance was below
factors.                                     the performance of such Index for the         o Breakpoints and economies of scale.
                                             one year period and above such Index for      The Board reviewed the structure of the
   One of the responsibilities of the        the three and five year periods. Based        Fund's advisory fee under the Advisory
Senior Officer of the Fund, who is           on this review, the Board concluded that      Agreement, noting that it includes two
independent of AIM and AIM's affiliates,     no changes should be made to the Fund         breakpoints. The Board reviewed the
is to manage the process by which the        and that it was not necessary to change       level of the Fund's advisory fees, and
Fund's proposed management fees are          the Fund's portfolio management team at       noted that such fees, as a percentage of
negotiated to ensure that they are           this time.                                    the Fund's net assets, have decreased as
negotiated in a manner which is at arm's                                                   net assets increased because the
length and reasonable. To that end, the      o Meeting with the Fund's portfolio           Advisory Agreement includes breakpoints.
Senior Officer must either supervise a       managers and investment personnel. With       The Board noted that AIM has
competitive bidding process or prepare       respect to the Fund, the Board is meeting     contractually agreed to waive advisory
an independent written evaluation. The       periodically with such Fund's portfolio       fees of the Fund through December 31,
Senior Officer has recommended an            managers and/or other investment              2009 to the extent necessary so that the
independent written evaluation in lieu       personnel and believes that such              advisory fees payable by the Fund do not
of a competitive bidding process             individuals are competent and able to         exceed a specified maximum advisory fee
and, upon the direction of the Board, has    continue to carry out their                   rate, which maximum rate includes
prepared such an independent written         responsibilities under the Advisory           breakpoints and is based on net asset
evaluation. Such written evaluation also     Agreement.                                    levels. The Board concluded that the
considered certain of the factors                                                          Fund's fee levels under the Advisory
discussed below. In addition, as             o Overall performance of AIM. The Board       Agreement therefore reflect economies of
discussed below, the Senior Officer made     considered the overall performance of         scale and that it was not necessary to
certain recommendations to the Board in      AIM in providing investment advisory          change the advisory fee breakpoints in
connection with such written evaluation.     and portfolio administrative services to      the Fund's advisory fee schedule.
                                             the Fund and concluded that such
   The discussion below serves as a          performance was satisfactory.                 o Investments in affiliated money market
summary of the Senior Officer's                                                            funds. The Board also took into account
independent written evaluation and           o Fees relative to those of clients of        the fact that uninvested cash and cash
recommendations to the Board in              AIM with comparable investment                collateral from securities lending
connection therewith, as well as a           strategies. The Board reviewed the            arrangements (collectively, "cash
discussion of the material factors and       advisory fee rate for the Fund under the      balances") of the Fund may be invested
the conclusions with respect thereto         Advisory Agreement. The Board noted           in money market funds advised by AIM
that formed the basis for the Board's        that, based on the Fund's current assets      pursuant to the terms of an SEC
approval of the Advisory Agreement.          and taking account of the breakpoints in      exemptive order. The Board found that
After consideration of all of the            the Fund's advisory fee schedule, this        the Fund may realize certain benefits
factors below and based on its informed      rate (i) was comparable to the advisory       upon investing cash balances in AIM
business judgment, the Board determined      fee rates for a variable insurance fund       advised money market funds, including a
that the Advisory Agreement is in the        advised by AIM and offered to insurance       higher net return, increased
best interests of the Fund and its           company separate accounts with                liquidity, increased diversification or
shareholders and that the compensation       investment strategies comparable to           decreased transaction costs. The Board
to AIM under the Advisory Agreement is       those of the Fund; (ii) was lower than        also found that the Fund will not
fair and reasonable and would have been      the advisory fee rates for an offshore        receive reduced services if it invests
obtained through arm's length                fund advised by an AIM affiliate with         its cash balances in such money market
negotiations.                                investment strategies comparable to           funds. The Board noted that, to the
                                             those of the Fund; (iii) was higher than      extent the Fund invests in affiliated
o The nature and extent of the advisory      the sub-advisory fee rates for three          money market funds, AIM has voluntarily
services to be provided by AIM. The          unaffiliated mutual funds for which an        agreed to waive a portion of the
Board reviewed the services to be            AIM affiliate serves as sub-advisor,          advisory fees it receives from the Fund
provided by AIM under the Advisory           although the total management fees paid       attributable to such investment. The
Agreement. Based on such review, the         by such unaffiliated mutual funds were        Board further determined that the
Board concluded that the range of            higher than the advisory fee rate for         proposed securities lending program and
services to be provided by AIM under the     the Fund; and (iv) was higher than the        related procedures with respect to the
Advisory Agreement was appropriate and       advisory fee rates for three separately       lending Fund is in the best interests of
that AIM currently is providing services     managed wrap accounts managed by an AIM       the lending Fund and its respective
in accordance with the terms of the          affiliate with investment strategies          shareholders. The Board therefore
Advisory Agreement.                          comparable to those of the Fund. The          concluded that the investment of cash
                                             Board noted that AIM has agreed to waive      collateral received in connection with
o The quality of services to be provided     advisory fees of the Fund, as discussed       the securities lending program in the
by AIM. The Board reviewed the               below. Based on this review, the Board        money market funds according to the
credentials and experience of the            concluded that the advisory fee rate for      procedures is in the best interests of
officers and employees of AIM who will       the Fund under the Advisory Agreement         the lending Fund and its respective
provide investment advisory services to      was fair and reasonable.                      shareholders.
the Fund. In reviewing the
qualifications of AIM to provide             o Fees relative to those of comparable        o Independent written evaluation and
investment advisory services, the Board      funds with other advisors. The Board          recommendations of the Fund's Senior
reviewed the qualifications of AIM's         reviewed the advisory fee rate for the        Officer. The Board noted that, upon their
investment personnel and considered such     Fund under the Advisory Agreement. The        direction, the Senior Officer of the
issues as AIM's portfolio and product        Board compared effective contractual          Fund, who is
review process, various back office          advisory fee rates at a common asset
support functions provided by AIM and        level and noted that the Fund's rate was
AIM's equity and fixed income trading        comparable to the median rate of the                                        (continued)
operations. Based on the review of these     funds advised by
and other factors, the Board concluded
that the quality of services to be
provided by AIM was appropriate and that

AIM CONSTELLATION FUND

independent of AIM and AIM's                 o Other factors and current trends. In        o The performance of the Fund relative
affiliates, had prepared an independent      determining whether to continue the           to comparable funds. The Board reviewed
written evaluation in order to assist        Advisory Agreement for the Fund, the          the performance of the Fund during the
the Board in determining the                 Board considered the fact that AIM, along     past one, three and five calendar years
reasonableness of the proposed               with others in the mutual fund                against the performance of funds advised
management fees of the AIM                   industry, is subject to regulatory            by other advisors with investment
Funds, including the Fund. The Board         inquiries and litigation related to a         strategies comparable to those of the
noted that the Senior Officer's written      wide range of issues. The Board also          Fund. The Board noted that the Fund's
evaluation had been relied upon by the       considered the governance and compliance      performance was below the median
Board in this regard in lieu of a            reforms being undertaken by AIM and its       performance of such comparable funds for
competitive bidding process. In              affiliates, including maintaining an          the one year period and above such
determining whether to continue the          internal controls committee and               median performance for the three and
Advisory Agreement for the Fund, the         retaining an independent compliance           five year periods. Based on this review,
Board considered the Senior Officer's        consultant, and the fact that AIM has         the Board concluded that no changes
written evaluation and the                   undertaken to cause the Fund to operate       should be made to the Fund and that it
recommendation made by the Senior            in accordance with certain governance         was not necessary to change the Fund's
Officer to the Board that the Board          policies and practices. The Board             portfolio management team at this time.
consider implementing a process to           concluded that these actions indicated a
assist them in more closely monitoring       good faith effort on the part of AIM to       o The performance of the Fund relative
the performance of the AIM Funds. The        adhere to the highest ethical                 to indices. The Board reviewed the
Board concluded that it would be             standards, and determined that the            performance of the Fund during the past
advisable to implement such a process as     current regulatory and litigation             one, three and five calendar years
soon as reasonably practicable.              environment to which AIM is subject           against the performance of the Lipper
                                             should not prevent the Board from             Large-Cap Growth Index. The Board noted
o Profitability of AIM and its               continuing the Advisory Agreement for         that the Fund's performance was below
affiliates. The Board reviewed               the Fund.                                     the performance of such Index for the
information concerning the profitability                                                   one year period and above such Index for
of AIM's (and its affiliates')               APPROVAL OF SUB-ADVISORY AGREEMENT            the three and five year periods. Based
investment advisory and other activities                                                   on this review, the Board concluded that
and its financial condition. The Board       The Board oversees the management of the      no changes should be made to the Fund
considered the overall profitability of      Fund and, as required by law, determines      and that it was not necessary to change
AIM, as well as the profitability of AIM     annually whether to approve the               the Fund's portfolio management team at
in connection with managing the Fund.        continuance of the Fund's sub-advisory        this time.
The Board noted that AIM's operations        agreement. Based upon the recommendation
remain profitable, although increased        of the Investments Committee of the           o Meetings with the Fund's portfolio
expenses in recent years have reduced        Board, which is comprised solely of           managers and investment personnel. The
AIM's profitability. Based on the review     independent trustees, at a meeting held       Board is meeting periodically with the
of the profitability of AIM's and its        on June 30, 2005, the Board, including all    Fund's portfolio managers and/or other
affiliates' investment advisory and          of the independent trustees, approved the     investment personnel and believes that
other activities and its financial           continuance of the sub-advisory               such individuals are competent and able
condition, the Board concluded that the      agreement (the "Sub-Advisory Agreement")      to continue to carry out their
compensation to be paid by the Fund to       between A I M Capital Management, Inc.        responsibilities under the Sub-Advisory
AIM under its Advisory Agreement was not     (the "Sub-Advisor") and AIM with respect      Agreement.
excessive.                                   to the Fund for another year, effective
                                             July 1, 2005.                                 o Overall performance of the
o Benefits of soft dollars to AIM. The                                                     Sub-Advisor. The Board considered the
Board considered the benefits realized          The Board considered the factors           overall performance of the Sub-Advisor
by AIM as a result of brokerage              discussed below in evaluating the             in providing investment advisory
transactions executed through "soft          fairness and reasonableness of the            services to the Fund and concluded that
dollar" arrangements. Under these            Sub-Advisory Agreement at the meeting on      such performance was satisfactory.
arrangements, brokerage commissions paid     June 30, 2005 and as part of the Board's
by the Fund and/or other funds advised       ongoing oversight of the Fund. In their       o Advisory fees, expense limitations and
by AIM are used to pay for research and      deliberations, the Board and the              fee waivers, and breakpoints and
execution services. This research is         independent trustees did not identify         economies of scale. In reviewing these
used by AIM in making investment             any particular factor that was                factors, the Board considered only the
decisions for the Fund. The Board            controlling, and each trustee attributed      advisory fees charged to the Fund by AIM
concluded that such arrangements were        different weights to the various              and did not consider the sub-advisory
appropriate.                                 factors.                                      fees paid by AIM to the Sub-Advisor. The
                                                                                           Board believes that this approach is
o AIM's financial soundness in light of         The discussion below serves as a           appropriate because the sub-advisory
the Fund's needs. The Board considered       discussion of the material factors and        fees have no effect on the Fund or its
whether AIM is financially sound and has     the conclusions with respect thereto          shareholders, as they are paid by AIM
the resources necessary to perform its       that formed the basis for the Board's         rather than the Fund. Furthermore, AIM
obligations under the Advisory               approval of the Sub-Advisory Agreement.       and the Sub-Advisor are affiliates and
Agreement, and concluded that AIM has the    After consideration of all of the             the Board believes that the allocation
financial resources necessary to fulfill     factors below and based on its informed       of fees between them is a business
its obligations under the Advisory           business judgment, the Board determined       matter, provided that the advisory fees
Agreement.                                   that the Sub-Advisory Agreement is in         charged to the Fund are fair and
                                             the best interests of the Fund and its        reasonable.
o Historical relationship between the        shareholders.
Fund and AIM. In determining whether to                                                    o Profitability of AIM and its
continue the Advisory Agreement for the      o The nature and extent of the advisory       affiliates. The Board reviewed
Fund, the Board also considered the prior    services to be provided by the                information concerning the profitability
relationship between AIM and the Fund, as    Sub-Advisor. The Board reviewed the           of AIM's (and its affiliates')
well as the Board's knowledge of AIM's       services to be provided by the                investment advisory and other activities
operations, and concluded that it was        Sub-Advisor under the Sub-Advisory            and its financial condition. The Board
beneficial to maintain the current           Agreement. Based on such review, the          considered the overall profitability of
relationship, in part, because of such       Board concluded that the range of             AIM, as well as the profitability of AIM
knowledge. The Board also reviewed the       services to be provided by the                in connection with managing the Fund.
general nature of the non-investment         Sub-Advisor under the Sub-Advisory            The Board noted that AIM's operations
advisory services currently performed by     Agreement was appropriate and that the        remain profitable, although increased
AIM and its affiliates, such as              Sub-Advisor currently is providing            expenses in recent years have reduced
administrative, transfer agency and          services in accordance with the terms         AIM's profitability. Based on the review
distribution services, and the fees          of the Sub-Advisory Agreement.                of the profitability of AIM's and its
received by AIM and its affiliates for                                                     affiliates' investment advisory and
performing such services. In addition to     o The quality of services to be provided      other activities and its financial
reviewing such services, the trustees        by the Sub-Advisor. The Board reviewed        condition, the Board concluded that the
also considered the organizational           the credentials and experience of the         compensation to be paid by the Fund to
structure employed by AIM and its            officers and employees of the                 AIM under its Advisory Agreement was not
affiliates to provide those services.        Sub-Advisor who will provide investment       excessive.
Based on the review of these and other       advisory services to the Fund. Based on
factors, the Board concluded that AIM and    the review of these and other factors,        o The Sub-Advisor's financial soundness
its affiliates were qualified to             the Board concluded that the quality of       in light of the Fund's needs. The Board
continue to provide non-investment           services to be provided by the                considered whether the Sub-Advisor is
advisory services to the Fund, including     Sub-Advisor was appropriate, and that the     financially sound and has the resources
administrative, transfer agency and          Sub-Advisor currently is providing            necessary to perform its obligations
distribution services, and that AIM and      satisfactory services in accordance with      under the Sub-Advisory Agreement, and
its affiliates currently are providing       the terms of the Sub-Advisory Agreement.      concluded that the Sub-Advisor has the
satisfactory non-investment advisory                                                       financial resources necessary to fulfill
services.                                                                                  its obligations under the Sub-Advisory
                                                                                           Agreement.

    SUPPLEMENT TO ANNUAL REPORT DATED 10/31/05

AIM CONSTELLATION FUND

                                       ===============================================

INSTITUTIONAL CLASS SHARES             AVERAGE ANNUAL TOTAL RETURNS                         PLEASE NOTE THAT PAST PERFORMANCE IS NOT
                                       For periods ended 10/31/05                        INDICATIVE OF FUTURE RESULTS. MORE RECENT
                                                                                         RETURNS MAY BE MORE OR LESS THAN THOSE
The following information has been     Inception (4/8/92)                      9.53%     SHOWN. ALL RETURNS ASSUME REINVESTMENT OF
prepared to provide Institutional      10 Years                                5.47      DISTRIBUTIONS AT NET ASSET VALUE.
Class shareholders with a                 5 Years                            - 6.90      INVESTMENT RETURN AND PRINCIPAL VALUE WILL
performance overview specific to          1 Year                              11.65      FLUCTUATE SO YOUR SHARES, WHEN REDEEMED,
their holdings. Institutional Class       6 Months*                           11.50      MAY BE WORTH MORE OR LESS THAN THEIR
shares are offered exclusively to      ===============================================   ORIGINAL COST. SEE FULL REPORT FOR
institutional investors, including                                                       INFORMATION ON COMPARATIVE BENCHMARKS.
defined contribution plans that meet   AVERAGE ANNUAL TOTAL RETURNS                      PLEASE CONSULT YOUR FUND PROSPECTUS FOR
certain criteria.                      For periods ended 9/30/05, most recent calendar   MORE INFORMATION. FOR THE MOST CURRENT
                                       quarter-end                                       MONTH-END PERFORMANCE, PLEASE CALL
                                                                                         800-451-4246 OR VISIT AIMINVESTMENTS.COM.
                                       Inception (4/8/92)                      9.74%
                                       10 Years                                5.39
                                          5 Years                            - 7.84
                                          1 Year                              16.48
                                          6 Months*                            9.37

                                       *  Cumulative total return that has not been
                                          annualized

                                       ===============================================

                                       INSTITUTIONAL CLASS SHARES HAVE NO SALES
                                       CHARGE; THEREFORE, PERFORMANCE IS AT NET ASSET
                                       VALUE (NAV). PERFORMANCE OF INSTITUTIONAL CLASS
                                       SHARES WILL DIFFER FROM PERFORMANCE OF OTHER
                                       SHARE CLASSES DUE TO DIFFERING SALES CHARGES
                                       AND CLASS EXPENSES.

====================================

NASDAQ SYMBOL                 CSITX

====================================

                                                                                   Over for information on your Fund's expenses.

                                                 FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                        [YOUR GOALS.
                                                       OUR SOLUTIONS.]
                                                   - REGISTERED TRADEMARK -                     [AIM INVESTMENTS LOGO]
AIMINVESTMENTS.COM         CST-INS-1                                                            - REGISTERED TRADEMARK -

    INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                period. Simply divide your account value by         The hypothetical account values and
                                       $1,000 (for example, an $8,600 account value      expenses may not be used to estimate your
As a shareholder of the Fund, you      divided by $1,000 = 8.6), then multiply the       actual ending account balance or expenses
incur ongoing costs, including         result by the number in the table under the       you paid for the period. You may use this
management fees; and other Fund        heading entitled "Actual Expenses Paid During     information to compare the ongoing costs of
expenses. This example is intended     Period" to estimate the expenses you paid on      investing in the Fund and other funds. To
to help you understand your ongoing    your account during this period.                  do so, compare this 5% hypothetical example
costs (in dollars) of investing in                                                       with the 5% hypothetical examples that
the Fund and to compare these costs    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES      appear in the shareholder reports of the
with ongoing costs of investing in                                                       other funds.
other mutual funds. The example is     The table below also provides information about
based on an investment of $1,000       hypothetical account values and hypothetical        Please note that the expenses shown in
invested at the beginning of the       expenses based on the Fund's actual expense       the table are meant to highlight your
period and held for the entire         ratio and an assumed rate of return of 5% per     ongoing costs only. Therefore, the
period May 1, 2005 to October 31,      year before expenses, which is not the Fund's     hypothetical information is useful in
2005.                                  actual return. The Fund's actual cumulative       comparing ongoing costs only, and will not
                                       total return after expenses for the six months    help you determine the relative total costs
ACTUAL EXPENSES                        ended October 31, 2005, appears in the table on   of owning different funds.
                                       the front of this supplement.
The table below provides information
about actual account values and
actual expenses. You may use the
information in this table, together
with the amount you invested, to
estimate the expenses that you paid
over the

====================================================================================================================================

                                                                                         HYPOTHETICAL
                                                      ACTUAL                 (5% ANNUAL RETURN BEFORE EXPENSES)

                        BEGINNING          ENDING              EXPENSES          ENDINGE              EXPENSES        ANNUALIZED
   SHARE              ACCOUNT VALUE     ACCOUNT VALUE         PAID DURING     ACCOUNT VALUE         PAID DURING        EXPENSE
   CLASS                (5/1/05)        (10/31/05)(1)          PERIOD(2)        (10/31/05)           PERIOD(2)          RATIO
Institutional          $ 1,000.00        $ 1,115.00             $ 4.05          $ 1,021.37              $3.87           0.76%

(1)   The actual ending account value is based on the actual total return of the Fund for the period May 1, 2005, through October
      31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended October 31, 2005, appears in the table on the front of this supplement.

(2)   Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

====================================================================================================================================

AIMINVESTMENTS.COM         CST-INS-1

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2005


                                                 SHARES         VALUE
--------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-88.81%

AEROSPACE & DEFENSE-1.49%

Boeing Co. (The)                                  825,000   $   53,328,000
--------------------------------------------------------------------------
General Dynamics Corp.                            225,000       26,167,500
==========================================================================
                                                                79,495,500
==========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.72%

Coach, Inc.(a)                                  1,196,588       38,506,202
==========================================================================

APPLICATION SOFTWARE-2.25%

Amdocs Ltd.(a)                                  1,550,000       41,028,500
--------------------------------------------------------------------------
Autodesk, Inc.                                  1,200,000       54,156,000
--------------------------------------------------------------------------
NAVTEQ Corp.(a)                                   625,133       24,455,203
==========================================================================
                                                               119,639,703
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.50%

Franklin Resources, Inc.                          300,000       26,511,000
==========================================================================

BIOTECHNOLOGY-3.95%

Amgen Inc.(a)                                   1,113,100       84,328,456
--------------------------------------------------------------------------
Genentech, Inc.(a)                                309,000       27,995,400
--------------------------------------------------------------------------
Genzyme Corp.(a)                                  143,042       10,341,937
--------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                        1,230,600       58,145,850
--------------------------------------------------------------------------
Protein Design Labs, Inc.(a)                    1,059,912       29,698,734
==========================================================================
                                                               210,510,377
==========================================================================

BROADCASTING & CABLE TV-0.84%

XM Satellite Radio Holdings Inc.-Class
  A(a)(b)                                       1,552,700       44,764,341
==========================================================================

COMMUNICATIONS EQUIPMENT-2.43%

Cisco Systems, Inc.(a)                          2,179,167       38,026,464
--------------------------------------------------------------------------
QUALCOMM Inc.                                   2,300,000       91,448,000
==========================================================================
                                                               129,474,464
==========================================================================

COMPUTER & ELECTRONICS RETAIL-0.62%

Best Buy Co., Inc.                                750,000       33,195,000
==========================================================================

COMPUTER HARDWARE-3.54%

Apple Computer, Inc.(a)                         2,500,000      143,975,000
--------------------------------------------------------------------------
Dell Inc.(a)                                    1,400,000       44,632,000
==========================================================================
                                                               188,607,000
==========================================================================

COMPUTER STORAGE & PERIPHERALS-0.83%

EMC Corp.(a)                                    3,145,084       43,905,373
==========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.19%

Caterpillar Inc.                                1,200,000       63,108,000
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------


CONSUMER ELECTRONICS-1.84%

Garmin Ltd.(b)                                    500,000   $   28,715,000
--------------------------------------------------------------------------
Harman International Industries, Inc.             693,200       69,222,952
==========================================================================
                                                                97,937,952
==========================================================================

CONSUMER FINANCE-1.74%

American Express Co.                              750,000       37,327,500
--------------------------------------------------------------------------
SLM Corp.                                       1,000,000       55,530,000
==========================================================================
                                                                92,857,500
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.97%

Fiserv, Inc.(a)                                   625,000       27,300,000
--------------------------------------------------------------------------
Iron Mountain Inc.(a)                           1,000,000       39,000,000
--------------------------------------------------------------------------
Paychex, Inc.                                   1,000,000       38,760,000
==========================================================================
                                                               105,060,000
==========================================================================

DEPARTMENT STORES-1.11%

Federated Department Stores, Inc.                 484,914       29,759,172
--------------------------------------------------------------------------
J.C. Penney Co., Inc.                             575,000       29,440,000
==========================================================================
                                                                59,199,172
==========================================================================

DIVERSIFIED BANKS-0.81%

Bank of America Corp.                             990,000       43,302,600
==========================================================================

DIVERSIFIED CHEMICALS-0.86%

Dow Chemical Co. (The)                          1,000,000       45,860,000
==========================================================================

DIVERSIFIED METALS & MINING-0.91%

Phelps Dodge Corp.                                400,000       48,188,000
==========================================================================

DRUG RETAIL-0.93%

CVS Corp.                                       2,025,000       49,430,250
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.19%

Emerson Electric Co.                              510,500       35,505,275
--------------------------------------------------------------------------
Rockwell Automation, Inc.                         525,000       27,903,750
==========================================================================
                                                                63,409,025
==========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.60%

Agilent Technologies, Inc.(a)                   1,000,000       32,010,000
==========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.83%

Monsanto Co.                                      700,000       44,107,000
==========================================================================

FOOD RETAIL-0.58%

Whole Foods Market, Inc.                          214,700       30,944,711
==========================================================================


                                                 SHARES         VALUE
--------------------------------------------------------------------------

FOOTWEAR-0.55%

NIKE, Inc.-Class B                                349,145   $   29,345,637
==========================================================================

HEALTH CARE EQUIPMENT-3.29%

Becton, Dickinson and Co.                          69,614        3,532,910
--------------------------------------------------------------------------
Medtronic, Inc.                                 1,196,000       67,765,360
--------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                       1,171,400       56,309,198
--------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                 1,040,900       47,423,404
==========================================================================
                                                               175,030,872
==========================================================================

HEALTH CARE SERVICES-1.53%

Caremark Rx, Inc.(a)                            1,550,091       81,224,768
==========================================================================

HOME ENTERTAINMENT SOFTWARE-0.59%

Electronic Arts Inc.(a)                           550,000       31,284,000
==========================================================================

HOME IMPROVEMENT RETAIL-0.77%

Home Depot, Inc. (The)                          1,000,000       41,040,000
==========================================================================

HOUSEHOLD PRODUCTS-1.70%

Procter & Gamble Co. (The)                      1,615,950       90,477,041
==========================================================================

HOUSEWARES & SPECIALTIES-0.51%

Jarden Corp.(a)                                   796,649       26,918,770
==========================================================================

HUMAN RESOURCE & EMPLOYMENT SERVICES-1.21%

Robert Half International Inc.                  1,750,000       64,540,000
==========================================================================

INDUSTRIAL CONGLOMERATES-1.70%

General Electric Co.                            1,500,000       50,865,000
--------------------------------------------------------------------------
Textron Inc.                                      550,000       39,622,000
==========================================================================
                                                                90,487,000
==========================================================================

INDUSTRIAL GASES-0.56%

Air Products and Chemicals, Inc.                  520,500       29,793,420
==========================================================================

INDUSTRIAL MACHINERY-1.84%

Eaton Corp.                                       500,000       29,415,000
--------------------------------------------------------------------------
Illinois Tool Works Inc.                          363,300       30,793,308
--------------------------------------------------------------------------
Parker Hannifin Corp.                             600,000       37,608,000
==========================================================================
                                                                97,816,308
==========================================================================

INTEGRATED OIL & GAS-3.72%

ConocoPhillips                                  1,100,000       71,918,000
--------------------------------------------------------------------------
Exxon Mobil Corp.                               1,500,000       84,210,000
--------------------------------------------------------------------------
Occidental Petroleum Corp.                        534,500       42,161,360
==========================================================================
                                                               198,289,360
==========================================================================

INTERNET RETAIL-1.41%

eBay Inc.(a)                                    1,900,000       75,240,000
==========================================================================

INTERNET SOFTWARE & SERVICES-2.99%

Google Inc.-Class A(a)                            199,113       74,097,912
--------------------------------------------------------------------------

                                                 SHARES         VALUE
--------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES-(CONTINUED)

Yahoo! Inc.(a)                                  2,300,000   $   85,031,000
==========================================================================
                                                               159,128,912
==========================================================================

INVESTMENT BANKING & BROKERAGE-3.06%

Goldman Sachs Group, Inc. (The)                   550,000       69,503,500
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         797,400       51,623,676
--------------------------------------------------------------------------
Schwab (Charles) Corp. (The)                    2,750,000       41,800,000
==========================================================================
                                                               162,927,176
==========================================================================

IT CONSULTING & OTHER SERVICES-0.28%

Cognizant Technology Solutions Corp.-Class
  A(a)                                            342,946       15,082,765
==========================================================================

MANAGED HEALTH CARE-5.05%

Aetna Inc.                                        826,800       73,221,408
--------------------------------------------------------------------------
CIGNA Corp.                                       364,000       42,176,680
--------------------------------------------------------------------------
PacifiCare Health Systems, Inc.(a)                479,300       39,475,148
--------------------------------------------------------------------------
UnitedHealth Group Inc.                           926,200       53,617,718
--------------------------------------------------------------------------
WellPoint, Inc.(a)                                810,300       60,513,204
==========================================================================
                                                               269,004,158
==========================================================================

MOVIES & ENTERTAINMENT-0.38%

Pixar(a)                                          400,000       20,292,000
==========================================================================

OIL & GAS DRILLING-2.11%

ENSCO International Inc.                        1,062,000       48,416,580
--------------------------------------------------------------------------
GlobalSantaFe Corp.                               750,000       33,412,500
--------------------------------------------------------------------------
Patterson-UTI Energy, Inc.                        900,000       30,717,000
==========================================================================
                                                               112,546,080
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.64%

Baker Hughes Inc.                                 740,000       40,670,400
--------------------------------------------------------------------------
National-Oilwell Varco Inc.(a)                    750,000       46,852,500
==========================================================================
                                                                87,522,900
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-3.69%

Apache Corp.                                      600,000       38,298,000
--------------------------------------------------------------------------
Burlington Resources Inc.                         600,000       43,332,000
--------------------------------------------------------------------------
Devon Energy Corp.                                800,000       48,304,000
--------------------------------------------------------------------------
Newfield Exploration Co.(a)                       600,000       27,198,000
--------------------------------------------------------------------------
XTO Energy, Inc.                                  900,666       39,142,944
==========================================================================
                                                               196,274,944
==========================================================================

OIL & GAS REFINING & MARKETING-1.80%

Sunoco, Inc.                                      300,000       22,350,000
--------------------------------------------------------------------------
Valero Energy Corp.                               700,000       73,668,000
==========================================================================
                                                                96,018,000
==========================================================================


                                                 SHARES         VALUE
--------------------------------------------------------------------------

PACKAGED FOODS & MEATS-0.48%

Kellogg Co.                                       577,184   $   25,494,217
==========================================================================

PHARMACEUTICALS-3.00%

Johnson & Johnson                               1,696,100      106,209,782
--------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A              840,000       24,780,000
--------------------------------------------------------------------------
Wyeth                                             642,800       28,643,168
==========================================================================
                                                               159,632,950
==========================================================================

PROPERTY & CASUALTY INSURANCE-0.99%

Allstate Corp. (The)                            1,000,000       52,790,000
==========================================================================

RAILROADS-0.81%

Burlington Northern Santa Fe Corp.                697,789       43,304,785
==========================================================================

RESTAURANTS-0.51%

Brinker International, Inc.(a)                    708,722       27,016,483
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.57%

KLA-Tencor Corp.                                  650,000       30,088,500
==========================================================================

SEMICONDUCTORS-3.87%

Analog Devices, Inc.                            2,000,000       69,560,000
--------------------------------------------------------------------------
Freescale Semiconductor Inc.-Class B(a)           598,028       14,280,909
--------------------------------------------------------------------------
Linear Technology Corp.                           107,898        3,583,293
--------------------------------------------------------------------------
Maxim Integrated Products, Inc.                   806,985       27,986,240
--------------------------------------------------------------------------
Microchip Technology Inc.                       3,000,052       90,511,569
==========================================================================
                                                               205,922,011
==========================================================================

SOFT DRINKS-0.67%

PepsiCo, Inc.                                     600,000       35,448,000
==========================================================================

SPECIALIZED FINANCE-0.36%

Chicago Mercantile Exchange Holdings Inc.          52,654       19,226,608
==========================================================================

SPECIALTY CHEMICALS-0.58%

Rohm and Haas Co.                                 705,100       30,693,003
==========================================================================

SPECIALTY STORES-1.58%

Office Depot, Inc.(a)                           3,063,800       84,346,414
==========================================================================

STEEL-1.28%

Nucor Corp.                                       450,000       26,932,500
--------------------------------------------------------------------------
United States Steel Corp.                       1,134,800       41,454,244
==========================================================================
                                                                68,386,744
==========================================================================

SYSTEMS SOFTWARE-2.00%

McAfee Inc.(a)                                  1,400,000       42,042,000
--------------------------------------------------------------------------
Microsoft Corp.                                 2,500,000       64,250,000
==========================================================================
                                                               106,292,000
==========================================================================
    Total Domestic Common Stocks (Cost
      $3,541,883,361)                                        4,728,948,996
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------


FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-10.24%

BERMUDA-0.99%

Ingersoll-Rand Co. Ltd.-Class A (Industrial
  Machinery)                                    1,400,000   $   52,906,000
==========================================================================

BRAZIL-0.62%

Companhia Vale do Rio Doce-ADR (Steel)            800,000       33,064,000
==========================================================================

CANADA-0.45%

Shoppers Drug Mart Corp. (Drug Retail)            720,100       23,955,572
==========================================================================

ISRAEL-0.74%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                             1,039,283       39,617,468
==========================================================================

JAPAN-2.60%

Komatsu Ltd. (Construction & Farm Machinery &
  Heavy Trucks)(c)                              2,090,000       28,143,097
--------------------------------------------------------------------------
Matsushita Electric Industrial Co., Ltd.
  (Consumer Electronics)(c)                     1,441,000       26,453,784
--------------------------------------------------------------------------
Matsushita Electric Industrial Co., Ltd.-ADR
  (Consumer Electronics)                          171,000        3,146,400
--------------------------------------------------------------------------
Millea Holdings, Inc. (Property & Casualty
  Insurance)(c)                                     2,000       36,379,664
--------------------------------------------------------------------------
Mitsui O.S.K. Lines, Ltd. (Marine)(c)           3,699,000       26,135,220
--------------------------------------------------------------------------
Mitsui Sumitomo Insurance Co., Ltd. (Property
  & Casualty Insurance)(c)                      1,400,000       18,077,072
==========================================================================
                                                               138,335,237
==========================================================================

SINGAPORE-0.83%

Marvell Technology Group Ltd.
  (Semiconductors)(a)                             946,000       43,903,860
==========================================================================

SOUTH KOREA-1.05%

Kookmin Bank (Diversified Banks)(c)               487,000       27,995,832
--------------------------------------------------------------------------
POSCO-ADR (Steel)                                 546,000       28,004,340
==========================================================================
                                                                56,000,172
==========================================================================

SWITZERLAND-2.96%

Alcon, Inc. (Health Care Supplies)                677,400       90,026,460
--------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)              271,320       40,538,561
--------------------------------------------------------------------------
Serono S.A.-Class B (Biotechnology)(c)             41,765       27,050,992
==========================================================================
                                                               157,616,013
==========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $442,348,728)                            545,398,322
==========================================================================

MONEY MARKET FUNDS-0.14%

Liquid Assets Portfolio-Institutional
  Class(d)                                      3,677,810        3,677,810
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)     3,677,810        3,677,810
==========================================================================
    Total Money Market Funds (Cost
      $7,355,620)                                                7,355,620
==========================================================================
TOTAL INVESTMENTS-99.19% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $3,991,587,709)                                            5,281,702,938
==========================================================================


                                                 SHARES         VALUE
--------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.31%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                  16,220,215   $   16,220,215
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $16,220,215)                                        16,220,215
==========================================================================
TOTAL INVESTMENTS-99.50%
  (Cost $4,007,807,924)                                      5,297,923,153
==========================================================================
OTHER ASSETS LESS LIABILITIES-0.50%                             26,662,360
==========================================================================
NET ASSETS-100.00%                                          $5,324,585,513
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at October 31, 2005.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2005 was $190,235,661, which represented 3.57% of the Fund's Net Assets. See Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS:

Investments, at value (cost
  $3,984,232,089)*                           $ 5,274,347,318
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $23,575,835)                        23,575,835
============================================================
    Total investments (cost $4,007,807,924)    5,297,923,153
============================================================
Receivables for:
  Investments sold                               270,536,032
------------------------------------------------------------
  Fund shares sold                                 1,178,459
------------------------------------------------------------
  Dividends                                        3,377,940
------------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans                  403,361
------------------------------------------------------------
Other assets                                          48,225
============================================================
    Total assets                               5,573,467,170
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                          214,671,161
------------------------------------------------------------
  Fund shares reacquired                          12,984,190
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                               1,070,863
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        16,220,215
------------------------------------------------------------
Accrued distribution fees                          1,382,332
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             9,029
------------------------------------------------------------
Accrued transfer agent fees                        2,131,089
------------------------------------------------------------
Accrued operating expenses                           412,778
============================================================
    Total liabilities                            248,881,657
============================================================
Net assets applicable to shares outstanding  $ 5,324,585,513
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 5,400,385,989
------------------------------------------------------------
Undistributed net investment income (loss)          (942,675)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                  (1,365,214,732)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies            1,290,356,931
============================================================
                                             $ 5,324,585,513
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $ 4,461,224,494
____________________________________________________________
============================================================
Class B                                      $   531,340,912
____________________________________________________________
============================================================
Class C                                      $   132,055,840
____________________________________________________________
============================================================
Class R                                      $     7,466,547
____________________________________________________________
============================================================
Institutional Class                          $   192,497,720
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          188,833,117
____________________________________________________________
============================================================
Class B                                           24,156,712
____________________________________________________________
============================================================
Class C                                            6,005,597
____________________________________________________________
============================================================
Class R                                              317,184
____________________________________________________________
============================================================
Institutional Class                                7,494,125
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $         23.63
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $23.63 divided by
      94.50%)                                $         25.01
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $         22.00
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $         21.99
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                    $         23.54
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $         25.69
____________________________________________________________
============================================================

* At October 31, 2005, securities with an aggregate value of $15,938,662 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $372,879)        $  71,020,646
---------------------------------------------------------------------------
Dividends from affiliates (includes securities lending
  income of $324,196, after compensation to counterparties
  of $5,782,142)                                                  2,958,268
---------------------------------------------------------------------------
Interest                                                             11,469
===========================================================================
    Total investment income                                      73,990,383
===========================================================================

EXPENSES:

Advisory fees                                                    37,807,698
---------------------------------------------------------------------------
Administrative services fees                                        670,217
---------------------------------------------------------------------------
Custodian fees                                                      439,900
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                        14,562,685
---------------------------------------------------------------------------
  Class B                                                         5,782,650
---------------------------------------------------------------------------
  Class C                                                         1,460,772
---------------------------------------------------------------------------
  Class R                                                            36,651
---------------------------------------------------------------------------
Transfer agent fees-A, B, C and R                                20,528,296
---------------------------------------------------------------------------
Transfer agent fees-Institutional                                   158,690
---------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           240,248
---------------------------------------------------------------------------
Other                                                             1,476,844
===========================================================================
    Total expenses                                               83,164,651
===========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                    (1,467,921)
===========================================================================
    Net expenses                                                 81,696,730
===========================================================================
Net investment income (loss)                                     (7,706,347)
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities (Includes gains (losses) from
    securities sold to affiliates of $11,788,928)               804,684,454
---------------------------------------------------------------------------
  Foreign currencies                                                285,991
===========================================================================
                                                                804,970,445
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (159,095,546)
---------------------------------------------------------------------------
  Foreign currencies                                                241,665
===========================================================================
                                                               (158,853,881)
===========================================================================
Net gain from investment securities and foreign currencies      646,116,564
===========================================================================
Net increase in net assets resulting from operations          $ 638,410,217
___________________________________________________________________________
===========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2005 and 2004

                                                                   2005               2004
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    (7,706,347)   $   (49,011,984)
------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                               804,970,445        750,199,227
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 (158,853,881)      (467,700,236)
================================================================================================
    Net increase in net assets resulting from operations          638,410,217        233,487,007
================================================================================================
Share transactions-net:
  Class A                                                      (1,701,461,900)    (1,414,942,300)
------------------------------------------------------------------------------------------------
  Class B                                                        (142,656,379)       (88,166,720)
------------------------------------------------------------------------------------------------
  Class C                                                         (45,234,121)       (35,344,446)
------------------------------------------------------------------------------------------------
  Class R                                                             538,613          3,284,897
------------------------------------------------------------------------------------------------
  Institutional Class                                               8,339,497          4,128,631
================================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (1,880,474,290)    (1,531,039,938)
================================================================================================
    Net increase (decrease) in net assets                      (1,242,064,073)    (1,297,552,931)
================================================================================================

NET ASSETS:

  Beginning of year                                             6,566,649,586      7,864,202,517
================================================================================================
  End of year (including undistributed net investment income
    (loss) of $(942,675) and $(907,378), respectively)        $ 5,324,585,513    $ 6,566,649,586
________________________________________________________________________________________________
================================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

J. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

K. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $30 million                                             1.00%
--------------------------------------------------------------------
Next $120 million                                             0.75%
--------------------------------------------------------------------
Over $150 million                                             0.625%
 ___________________________________________________________________
====================================================================


    Effective January 1, 2005, through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $150 million                                            0.75%
--------------------------------------------------------------------
Next $4.85 billion                                            0.615%
--------------------------------------------------------------------
Next $2.5 billion                                             0.57%
--------------------------------------------------------------------
Next $2.5 billion                                             0.545%
--------------------------------------------------------------------
Over $10 billion                                              0.52%
 ___________________________________________________________________
====================================================================


    Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM paid AIM Capital 50% of the amount of AIM's compensation on the sub-advised assets. Effective October 31, 2005, the master sub-advisory agreement between AIM and AIM Capital was terminated.

    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended October 31, 2005, AIM waived fees of $961,833.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $331,896.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended October 31, 2005, AIM was paid $670,217.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended October 31, 2005, the Fund paid AISI $20,528,296 for Class A, Class B, Class C and Class R share classes and $158,690 or Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to July 1, 2005, the Fund paid ADI 0.30% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to selected dealers and financial institutions who furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2005, the Class A, Class B, Class C and Class R shares paid $14,562,685, $5,782,650, $1,460,772 and $36,651, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended October 31, 2005, ADI advised the Fund that it retained $504,333 in front-end sales commissions from the sale of Class A shares and $5,482, $262,238, $12,383 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIM Capital, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                          CHANGE IN
                                                                          UNREALIZED
                     VALUE           PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND                10/31/04          AT COST          FROM SALES       (DEPRECIATION)      10/31/05         INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $   21,040,807    $1,043,961,224    $(1,061,324,221)       $  --          $ 3,677,810     $1,310,404      $   --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class              21,040,807     1,043,961,224     (1,061,324,221)          --            3,677,810      1,323,668          --
====================================================================================================================================
  Subtotal       $   42,081,614    $2,087,922,448    $(2,122,648,442)       $  --          $ 7,355,620     $2,634,072      $   --
====================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                          CHANGE IN
                                                                          UNREALIZED
                     VALUE           PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND                10/31/04          AT COST          FROM SALES       (DEPRECIATION)      10/31/05        INCOME*      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $  969,136,004    $  898,782,312    $(1,867,918,316)       $  --          $        --     $  224,359      $   --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class               4,938,485     1,292,862,033     (1,281,580,303)          --           16,220,215         99,837          --
====================================================================================================================================
  Subtotal       $  974,074,489    $2,191,644,345    $(3,149,498,619)       $  --          $16,220,215     $  324,196      $   --
====================================================================================================================================

* Net of compensation to counterparties.

INVESTMENTS IN OTHER AFFILIATES:

The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the year ended October 31, 2005.

                                                                          CHANGE IN
                                                                          UNREALIZED
                     VALUE           PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
                    10/31/04          AT COST          FROM SALES       (DEPRECIATION)      10/31/05         INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Dolby
  Laboratories
  Inc.-
  Class A        $           --    $    5,979,335    $    (5,790,071)       $  --          $        --     $       --     $(189,264)
====================================================================================================================================
  Total          $1,016,156,103    $4,285,546,128    $(5,277,937,132)       $  --          $23,575,835     $2,958,268     $(189,264)
____________________________________________________________________________________________________________________________________
====================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2005, the Fund engaged in securities purchases of $44,125,136 and sales of $68,484,383, which resulted in net realized gains of $11,978,192.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $174,192.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2005, the Fund paid legal fees of $20,574 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2005, securities with an aggregate value of $15,938,662 were on loan to brokers. The loans were secured by cash collateral of $16,220,215 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2005, the Fund received dividends on cash collateral of $324,196 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term gain distributions paid during the years ended October 31, 2005 and 2004.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2005, the components of net assets on a tax basis were as follows:

                                                                     2005
-------------------------------------------------------------------------------
Unrealized appreciation-investments                               1,287,775,562
-------------------------------------------------------------------------------
Temporary book/tax differences                                         (942,675)
-------------------------------------------------------------------------------
Capital loss carryforward                                        (1,362,633,363)
-------------------------------------------------------------------------------
Shares of beneficial interest                                     5,400,385,989
===============================================================================
Total net assets                                                $ 5,324,585,513
_______________________________________________________________________________
===============================================================================


The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the deferral of losses on certain option contracts. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $241,702.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $801,650,584 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2005 which expires as follows:

                                                                 CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
------------------------------------------------------------------------------
October 31, 2010                                                $  900,865,804
------------------------------------------------------------------------------
October 31, 2011                                                   461,767,559
==============================================================================
Total capital loss carryforward                                 $1,362,633,363
______________________________________________________________________________
==============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2005 was $3,516,703,467 and $5,422,976,374, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $1,355,789,228
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (68,255,368)
==============================================================================
Net unrealized appreciation of investment securities            $1,287,533,860
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $4,010,389,293.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions, on October 31, 2005, undistributed net investment income (loss) was increased by $7,671,050, undistributed net realized gain (loss) was decreased by $265,183 and shares of beneficial interest decreased by $7,405,867. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                                CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------------
                                                                         2005(A)                             2004
                                                              ------------------------------    ------------------------------
                                                                SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      12,203,227    $   273,455,970     21,730,966    $   462,412,977
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,541,805         32,330,100      2,742,938         54,987,929
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                         656,788         13,770,982      1,295,928         26,018,679
------------------------------------------------------------------------------------------------------------------------------
  Class R                                                         144,888          3,262,864        215,406          4,599,852
------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           3,534,960         87,641,249      1,641,747         36,786,966
==============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         364,102          8,195,899        403,007          8,647,784
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (389,686)        (8,195,899)      (428,243)        (8,647,784)
==============================================================================================================================
Reacquired:
  Class A                                                     (87,735,272)    (1,983,113,769)   (89,250,664)    (1,886,003,061)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (7,925,936)      (166,790,580)    (6,761,489)      (134,506,865)
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,810,025)       (59,005,103)    (3,085,701)       (61,363,125)
------------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (119,678)        (2,724,251)       (61,955)        (1,314,955)
------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (3,197,909)       (79,301,752)    (1,437,940)       (32,658,335)
==============================================================================================================================
                                                              (83,732,736)   $(1,880,474,290)   (72,996,000)   $(1,531,039,938)
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 14% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                        -------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                        -------------------------------------------------------------------------
                                                           2005                 2004          2003          2002          2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    21.27           $    20.61    $    17.20    $    19.72    $    43.50
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.02)(a)            (0.13)(b)      (0.12)(b)      (0.15)(b)   (0.12)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               2.38                 0.79          3.53         (2.37)       (16.24)
=================================================================================================================================
    Total from investment operations                          2.36                 0.66          3.41         (2.52)       (16.36)
=================================================================================================================================
Less distributions from net realized gains                      --                   --            --            --         (7.42)
=================================================================================================================================
Net asset value, end of period                          $    23.63           $    21.27    $    20.61    $    17.20    $    19.72
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                              11.10%                3.20%        19.83%       (12.78)%      (43.10)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $4,461,224           $5,616,072    $6,825,023    $6,780,055    $9,703,277
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements              1.29%(d)             1.27%         1.29%         1.26%         1.14%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements           1.31%(d)             1.29%         1.30%         1.27%         1.17%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (0.06)%(a)(d)        (0.59)%       (0.67)%       (0.74)%       (0.46)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                         59%                  50%           47%           57%           75%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.09) and (0.36)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $5,116,753,365.

                                                                                          CLASS B
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------
                                                                2005               2004        2003        2002        2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  19.95           $  19.46    $  16.36    $  18.89    $  42.28
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.19)(a)          (0.26)(b)    (0.23)(b)    (0.27)(b)    (0.28)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.24               0.75        3.33       (2.26)     (15.69)
=============================================================================================================================
    Total from investment operations                              2.05               0.49        3.10       (2.53)     (15.97)
=============================================================================================================================
Less distributions from net realized gains                          --                 --          --          --       (7.42)
=============================================================================================================================
Net asset value, end of period                                $  22.00           $  19.95    $  19.46    $  16.36    $  18.89
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(c)                                                  10.28%              2.52%      18.95%     (13.39)%    (43.49)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $531,341           $617,005    $688,587    $625,294    $818,343
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.01%(d)           1.97%       1.99%       1.96%       1.86%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.03%(d)           1.99%       2.00%       1.97%       1.89%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.78)%(a)(d)      (1.29)%     (1.37)%     (1.44)%     (1.17)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                             59%                50%         47%         57%         75%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.26) and (1.08)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $578,265,020.

                                                                                          CLASS C
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------
                                                                2005               2004        2003        2002        2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  19.94           $  19.46    $  16.36    $  18.88    $  42.27
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.19)(a)          (0.26)(b)    (0.23)(b)    (0.27)(b)    (0.29)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.24               0.74        3.33       (2.25)     (15.68)
=============================================================================================================================
    Total from investment operations                              2.05               0.48        3.10       (2.52)     (15.97)
=============================================================================================================================
Less distributions from net realized gains                          --                 --          --          --       (7.42)
=============================================================================================================================
Net asset value, end of period                                $  21.99           $  19.94    $  19.46    $  16.36    $  18.88
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(c)                                                  10.28%              2.47%      18.95%     (13.35)%    (43.51)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $132,056           $162,707    $193,585    $184,393    $258,786
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.01%(d)           1.97%       1.99%       1.96%       1.86%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.03%(d)           1.99%       2.00%       1.97%       1.89%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.78)%(a)(d)      (1.29)%     (1.37)%     (1.44)%     (1.17)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                             59%                50%         47%         57%         75%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.26) and (1.08)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $146,077,184.

                                                                                   CLASS R
                                                              --------------------------------------------------
                                                                                                   JUNE 3, 2002
                                                                                                    (DATE SALES
                                                                   YEAR ENDED OCTOBER 31,          COMMENCED) TO
                                                              ---------------------------------     OCTOBER 31,
                                                               2005             2004      2003         2002
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $21.24           $20.63    $17.26       $ 19.82
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.06)(a)        (0.17)(b)  (0.16)(b)      (0.07)(b)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 2.36             0.78      3.53         (2.49)
================================================================================================================
    Total from investment operations                            2.30             0.61      3.37         (2.56)
================================================================================================================
Net asset value, end of period                                $23.54           $21.24    $20.63       $ 17.26
________________________________________________________________________________________________________________
================================================================================================================
Total return(c)                                                10.83%            2.96%    19.52%       (12.92)%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $7,467           $6,202    $2,857       $   226
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.51%(d)         1.47%     1.49%         1.53%(e)
----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.53%(d)         1.49%     1.50%         1.54%(e)
================================================================================================================
Ratio of net investment income (loss) to average net assets    (0.28)%(a)(d)    (0.79)%   (0.87)%       (1.01)%(e)
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate                                           59%              50%       47%           57%
________________________________________________________________________________________________________________
================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.13) and (0.58)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $7,330,237.
(e)  Annualized.

                                                                                    INSTITUTIONAL CLASS
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------
                                                                2005               2004        2003        2002        2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  23.01           $  22.17    $  18.40    $  21.00    $  45.55
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.10(a)           (0.01)(b)    (0.03)(b)    (0.06)     0.01
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.58               0.85        3.80       (2.54)     (17.14)
=============================================================================================================================
    Total from investment operations                              2.68               0.84        3.77       (2.60)     (17.13)
=============================================================================================================================
Less distributions from net realized gains                          --                 --          --          --       (7.42)
=============================================================================================================================
Net asset value, end of period                                $  25.69           $  23.01    $  22.17    $  18.40    $  21.00
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(c)                                                  11.65%              3.79%      20.49%     (12.38)%    (42.80)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $192,498           $164,664    $154,150    $122,746    $150,609
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.76%(d)           0.72%       0.75%       0.80%       0.65%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.78%(d)           0.74%       0.76%       0.81%       0.68%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets       0.47%(a)(d)       (0.04)%     (0.13)%     (0.28)%      0.03%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                             59%                50%         47%         57%         75%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.03 and 0.17%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)  Ratios are based on average daily net assets of $158,805,886.

NOTE 14--CHANGE IN INDEPENDENT PUBLIC ACCOUNTING FIRM

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PWC") as the independent registered public accounting firm of the Fund for the fiscal year ending October 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior fiscal year, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal registration from E&Y as the independent registered public accounting firm of the Fund.

  E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 15--SUBSEQUENT EVENT

The Board of Trustees of the Trust ("Buyer") unanimously approved, on November 14, 2005, an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund ("Buying Fund") a series of Buyer, would acquire all of the assets of AIM Aggressive Growth Fund and AIM Weingarten Fund ("Selling Funds"), a series of AIM Equity Funds (the "Reorganization"). Upon closing of the transaction, shareholders of Selling Funds will receive a corresponding class of shares of Buying Fund in exchange for their shares of Selling Funds, and Selling Funds will cease operations.

    The Agreement requires approval of Selling Funds' shareholders. The Fund currently intends to submit the Agreement to the shareholders for their consideration at a meeting to be held on or around February 28, 2006. Additional information regarding the Agreement will be included in proxy materials to be mailed to shareholders for consideration. If the Agreement is approved by the shareholders of Selling Funds and certain conditions required by the Agreement are satisfied, the transaction is expected to become effective shortly thereafter.

NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code ss. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor-Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Equity Funds and Shareholders of AIM Constellation Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Constellation Fund (one of the funds constituting AIM Equity Funds, hereafter referred to as the "Fund") at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended October 31, 2004 and the financial highlights for each of the periods ended on or before October 31, 2004 were audited by another independent registered public accounting firm whose report, dated December 15, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

December 19, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2005



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.
   President                                      (financial services holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc. (registered investment advisor);
                                                  Director, A I M Capital Management, Inc.
                                                  (registered investment advisor) and
                                                  A I M Distributors, Inc. (registered
                                                  broker dealer); Director and Chairman,
                                                  AIM Investment Services, Inc.
                                                  (registered transfer agent), Fund
                                                  Management Company (registered broker
                                                  dealer) and INVESCO Distributors, Inc.
                                                  (registered broker dealer); and Chief
                                                  Executive Officer, AMVESCAP PLC -- AIM
                                                  Division (parent of AIM and a global
                                                  investment management firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); and CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                        (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of October 31, 2005



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel,                2005           Retired                                    None
   Jr.(3) -- 1944
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc. (financial services holding
   Chief Compliance Officer                       company); Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

(3) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

  OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
  11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
  Suite 100                     11 Greenway Plaza        Inc.                     LLP
  Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                                Houston, TX 77046-1173   Suite 100                Suite 2900
                                                         Houston, TX 77046-1173   Houston, TX 77002-5678



  COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
  Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
  Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
  1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
  Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                                Americas
                                New York, NY 10036-2714


U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDER (UNAUDITED)
The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005, July 31, 2005 and October 31, 2005 are 4.52%, 4.43%, 6.18% and 9.91%, respectively.

  DOMESTIC EQUITY                              SECTOR EQUITY                              AIM ALLOCATION SOLUTIONS

AIM Aggressive Growth Fund              AIM Advantage Health Sciences Fund      AIM Conservative Allocation Fund
AIM Basic Balanced Fund*                AIM Energy Fund                         AIM Growth Allocation Fund(2)
AIM Basic Value Fund                    AIM Financial Services Fund             AIM Moderate Allocation Fund
AIM Blue Chip Fund                      AIM Global Health Care Fund             AIM Moderate Growth Allocation Fund
AIM Capital Development Fund            AIM Global Real Estate Fund             AIM Moderately Conservative Allocation Fund
AIM Charter Fund                        AIM Gold & Precious Metals Fund
AIM Constellation Fund                  AIM Leisure Fund
AIM Diversified Dividend Fund           AIM Multi-Sector Fund                              DIVERSIFIED PORTFOLIOS
AIM Dynamics Fund                       AIM Real Estate Fund(1)
AIM Large Cap Basic Value Fund          AIM Technology Fund                     AIM Income Allocation Fund
AIM Large Cap Growth Fund               AIM Utilities Fund                      AIM International Allocation Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund(1)               FIXED INCOME
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund              AIM Floating Rate Fund
AIM Premier Equity Fund                 AIM High Yield Fund
AIM S&P 500 Index Fund                  AIM Income Fund
AIM Select Equity Fund                  AIM Intermediate Government Fund
AIM Small Cap Equity Fund               AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund(1)            AIM Money Market Fund
AIM Small Company Growth Fund           AIM Short Term Bond Fund
AIM Summit Fund                         AIM Total Return Bond Fund
AIM Trimark Endeavor Fund               Premier Portfolio
AIM Trimark Small Companies Fund        Premier U.S. Government Money Portfolio
AIM Weingarten Fund

*Domestic equity and income fund
                                        TAX-FREE
   INTERNATIONAL/GLOBAL EQUITY
                                        AIM High Income Municipal Fund(1)
AIM Asia Pacific Growth Fund            AIM Municipal Bond Fund
AIM Developing Markets Fund             AIM Tax-Exempt Cash Fund
AIM European Growth Fund                AIM Tax-Free Intermediate Fund
AIM European Small Company Fund(1)      Premier Tax-Exempt Portfolio
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Value Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund(1)
AIM Trimark Fund

                                       ===============================================================================
                                       CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
                                       FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
                                       FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
                                       ===============================================================================

(1) This fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the fund, please see the appropriate prospectus.

(2) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

  If used after January 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of September 30, 2005.

AIMinvestments.com              CST-AR-1          A I M Distributors, Inc.


                                      YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
----------------------------------------------------------------------------------------
Mutual     Retirement    Annuities      College    Separately   Offshore   Cash               [AIM INVESTMENTS LOGO APPEARS HERE]
Funds      Products                     Savings    Managed      Products   Management               --Registered Trademark--
                                        Plans      Accounts
----------------------------------------------------------------------------------------

                                                   AIM DIVERSIFIED DIVIDEND FUND
                                 Annual Report to Shareholders o October 31,2005


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                 [AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--                           --Registered Trademark--

AIM DIVERSIFIED DIVIDEND FUND SEEKS TO PROVIDE GROWTH OF CAPITAL WITH A SECONDARY OBJECTIVE OF CURRENT INCOME.

o Unless otherwise stated, information presented in this report is as of October 31, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          o The unmanaged RUSSELL 1000                  The Fund provides a complete list of its
                                             --Registered Trademark-- Index                holdings four times in each fiscal year,
o Class B shares are not available as an     represents the performance of the stocks      at the quarter-ends. For the second and
investment for retirement plans              of large-capitalization companies.            fourth quarters, the lists appear in the
maintained pursuant to Section 401 of                                                      Fund's semiannual and annual reports to
the Internal Revenue Code, including         o The unmanaged LIPPER LARGE-CAP CORE         shareholders. For the first and third
401(k) plans, money purchase pension         FUND INDEX represents an average of the       quarters, the Fund files the lists with
plans and profit sharing plans. Plans        performance of the 30 largest                 the Securities and Exchange Commission
that had existing accounts invested in       large-capitalization core equity funds        (SEC) on Form N-Q. The most recent list
Class B shares prior to September 30,        tracked by Lipper, Inc., an independent       of portfolio holdings is available at
2003, will continue to be allowed to         mutual fund performance monitor.              AIMinvestments.com. From our home page,
make additional purchases.                                                                 click on Products & Performance, then
                                             o The Fund is not managed to track the        Mutual Funds, then Fund Overview. Select
o Investor Class shares are closed to        performance of any particular index,          your Fund from the drop-down menu and
most investors. For more information on      including the indexes defined here, and       click on Complete Quarterly Holdings.
who may continue to invest in the            consequently, the performance of the          Shareholders can also look up the Fund's
Investor Class shares, please see the        Fund may deviate significantly from the       Forms N-Q on the SEC's Web site at
prospectus.                                  performance of the indexes.                   sec.gov. And copies of the Fund's Forms
                                                                                           N-Q may be reviewed and copied at the
o Class R shares are available only to       o A direct investment cannot be made in       SEC's Public Reference Room at 450 Fifth
certain retirement plans. Please see the     an index. Unless otherwise indicated,         Street, N.W., Washington, D.C.
prospectus for more information.             index results include reinvested              20549-0102. You can obtain information
                                             dividends, and they do not reflect sales      on the operation of the Public Reference
PRINCIPAL RISKS OF INVESTING IN THE FUND     charges. Performance of an index of           Room, including information about
                                             funds reflects fund expenses;                 duplicating fee charges, by calling
o The Fund may invest up to 25% of its       performance of a market index does not.       202-942-8090 or 800-732-0330,or by
assets in the securities of non-U.S.                                                       electronic request at the following
issuers. International investing             OTHER INFORMATION                             e-mail address: publicinfo@sec.gov. The
presents certain risks not associated                                                      SEC file numbers for the Fund are
with investing solely in the United          o The returns shown in management's           811-01424 and 2-25469.
States. These include risks relating to      discussion of Fund performance are based
fluctuations in the value of the U.S.        on net asset values calculated for            A description of the policies and
dollar relative to the values of other       shareholder transactions. Generally           procedures that the Fund uses to
currencies, the custody arrangements         accepted accounting principles require        determine how to vote proxies relating
made for the fund's foreign holdings,        adjustments to be made to the net assets      to portfolio securities is available
differences in accounting, political         of the Fund at period end for financial       without charge, upon request, from our
risks and the lesser degree of public        reporting purposes, and as such, the net      Client Services department at
information required to be provided by       asset values for shareholder                  800-959-4246 or on the AIM Web site,
non-U.S. companies.                          transactions and the returns based on         AIMinvestments.com. On the home page,
                                             those net asset values may differ from        scroll down and click on AIM Funds Proxy
ABOUT INDEXES USED IN THIS REPORT            the net asset values and returns              Policy. The information is also
                                             reported in the Financial Highlights.         available on the Securities and Exchange
o The unmanaged Standard & Poor's                                                          Commission's Web site, sec.gov.
Composite Index of 500 Stocks (the S&P       o Industry classifications used in this
500 --Registered Trademark-- INDEX) is       report are generally according to the         Information regarding how the Fund voted
an index of common stocks frequently         Global Industry Classification Standard,      proxies related to its portfolio
used as a general measure of U.S. stock      which was developed by and is the             securities during the 12 months ended
market performance.                          exclusive property and a service mark of      June 30,2005,is available at our Web
                                             Morgan Stanley Capital International          site. Go to AIMinvestments.com, access
o The unmanaged MSCI WORLD INDEX is a        Inc. and Standard & Poor's.                   the About Us tab, click on Required
group of global securities tracked by                                                      Notices and then click on Proxy Voting
Morgan Stanley Capital International.                                                      Activity. Next, select the Fund from the
                                                                                           drop-down menu. The information is also
                                                                                           available on the Securities and Exchange
                                                                                           Commission's Web site, sec.gov.

                                                                                           =========================================
                                                                                            FUND NASDAQ SYMBOLS

                                                                                            Class A Shares                    LCEAX
                                                                                            Class B Shares                    LCEDX
                                                                                            Class C Shares                    LCEVX
                                                                                            Class R Shares                    DDFRX
                                                                                            Investor Class Shares             LCEIX
                                                                                           =========================================

================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
================================================================================
NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
AIMinvestments.com

AIM DIVERSIFIED DIVIDEND FUND


                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                    The fiscal year covered by this report was quite good to
                    equity investors. Domestically, the broad-based S&P 500
     [GRAHAM        Index returned 8.72%. Globally, Morgan Stanley's MSCI World
      PHOTO]        Index rose 13.27%. Much of this good performance, though,
                    was attained early in the fiscal year as virtually every equity index declined during October of 2005. Concern about the inflationary potential of rising energy costs was frequently cited as a major cause of market weakness.
ROBERT H. GRAHAM
                       Within the indexes, there was considerable variability in
                    the performance of different sectors and markets.
                    Domestically, energy sector performance far outpaced that of the other sectors in the S&P 500 Index, reflecting rising oil and gas prices. Overseas, emerging markets produced more attractive results than did developed markets, at least in part because emerging markets tend to be more closely tied to the performance of natural resources and commodities.

                       One could make a strong argument for global
   [WILLIAMSON      diversification of a stock portfolio using the performance
      PHOTO]        data for the fiscal year ended October 31, 2005. Of course, your financial advisor is the person most qualified to help you decide whether such diversification is appropriate for you.

MARK H. WILLIAMSON  For a discussion of the specific market conditions that affected your Fund and how your Fund was managed during the fiscal year, please turn to Page 3.

                    NEW INFORMATION IN THIS REPORT

                    We would like to call your attention to two new elements in this report. First, on Page 2, is a message from Bruce Crockett, the independent Chair of the Board of Trustees of the AIM Funds. We first introduced you to Mr. Crockett in the annual report on your Fund dated October 31, 2004. Mr. Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair in October 2004.

                       Mr. Crockett plans to keep AIM shareholders informed of
                    the work of the Board regularly via letters in the Fund reports. We certainly think this is a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                       One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 8 and 9.

                       Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments --Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.



                    Sincerely,

                    /S/ ROBERT H. GRAHAM         /S/ MARK H. WILLIAMSON

                    Robert H. Graham             Mark H. Williamson
                    President & Vice Chair,      President, A I M Advisors, Inc.
                    AIM Funds

                    December 15, 2005


                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM DIVERSIFIED DIVIDEND FUND


                    DEAR AIM FUNDS SHAREHOLDERS:

                    As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.

   [CROCKETT             At our most recent meeting in June 2005, your Board
     PHOTO]         approved voluntary fee reductions from A I M Advisors, Inc.
                    (AIM) that save shareholders approximately $20.8 million
                    annually, based on asset levels as of March 31, 2005. The
                    majority of these expense reductions, which took effect July
                    1, 2005, will be achieved by a permanent reduction to 0.25%
BRUCE L. CROCKETT   of the Rule 12b-1 fees on Class A and Class A3 shares of
                    those AIM Funds that previously charged these fees at a higher rate.

                       Our June meeting, which was the culmination of more than
                    two and one-half months of review and discussions, took place over a three-day period. The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 8 and
                    9. I encourage you to review it.

                       Together with monitoring fund expenses, fund performance
                    is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                       Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 14 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                       At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                       Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.


                    Sincerely,

                    /S/ BRUCE L. CROCKETT


                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    December 15, 2005

AIM DIVERSIFIED DIVIDEND FUND



MANAGEMENT'S DISCUSSION                                                                    fair valuation with an estimated
OF FUND PERFORMANCE                                                                        two-year price target for each stock.
=========================================================================================
PERFORMANCE SUMMARY                          ============================================  3. Finally, we select companies we
                                             FUND VS. INDEXES                              believe will provide the best
For the fiscal year ended October                                                          combination of dividend income, price
31, 2005, your Fund's performance was in     TOTAL RETURNS, 10/31/04-10/31/05,             appreciation and the potential for lower
line with that of the broad market, as       EXCLUDING APPLICABLE SALES CHARGES. IF        risk.
represented by the S&P 500 Index. The        SALES CHARGES WERE INCLUDED, RETURNS
Fund's holdings in the financials,           WOULD BE LOWER.                                  We consider selling or trimming a
energy and utilities sectors provided                                                      stock when it no longer meets our
the strongest contributions for the          Class A Shares                        8.92%   investment criteria, including when:
year. The Fund slightly lagged the
Russell 1000 Index due to its holdings       Class B Shares                        8.28    o a stock reaches its target price
in health care and its underweight
position in information technology.          Class C Shares                        8.20    o the company's fundamental business
Consistent with our own long-term                                                          prospects deteriorate
investment horizon, we encourage             Class R Shares*                       8.76
shareholders to avoid placing undue                                                        o a more attractive opportunity presents
emphasis on short-term relative              Investor Class Shares*                8.94    itself
performance and instead measure the
success of our investment process over       S&P 500 Index (Broad Market Index)    8.72    MARKET CONDITIONS AND YOUR FUND
the long term. Our goal is to produce
consistent, strong risk-adjusted returns     Russell 1000 Index                            Despite widespread concern about the
for long-term investors.                     (Style-specific Index)               10.47    potential impact of rising short-term
                                                                                           interest rates and historically high
   Your Fund's long-term performance         Lipper Large-Cap Core Fund Index              energy prices, the U.S. economy
appears on Pages 6 and 7.                    (Peer Group Index)                    8.67    expanded, inflation remained contained
                                                                                           and corporate profits generally rose
                                             SOURCE: LIPPER, INC.                          during the fiscal year covered by this
                                             ============================================  report. Late in the year, higher energy prices and rising interest rates
                                             *SHARE CLASS INCEPTED DURING THE ANNUAL       threatened to crimp consumer spending,
                                             REPORT PERIOD. SEE PAGE 7 FOR A DETAILED      which accounts for approximately
                                             EXPLANATION OF FUND PERFORMANCE.              two-thirds of the U.S. economy.
=========================================================================================
HOW WE INVEST                                   We manage risk through a valuation            There was wide variance in corporate
                                             framework, careful stock selection and a      profits during the year. Rising
We focus on balancing long-term capital      rigorous buy and sell discipline.             commodity prices caused many companies
appreciation, dividend income and                                                          in the energy and utilities sectors to
capital preservation. We seek                1. We look for dividend-paying companies      report record earnings and
undervalued companies that are returning     with strong profitability, solid balance      profits--while profits of companies that
capital to shareholders via dividends        sheets and capital allocation policies        use a lot of energy, such as chemical
and share repurchases. Every stock in        that support sustained or increasing          companies and airlines, were depressed.
AIM Diversified Dividend Fund pays a         dividends and share repurchases.              Not surprisingly, energy and utilities
dividend, and the Fund pays a quarterly                                                    stocks led the market with strong
dividend to shareholders.                    2. We apply fundamental research,             double-digit returns, while consumer
                                             including financial statement analysis
                                             and meetings with companies' management,
                                             to determine a                                                             (continued)

==========================================   ===========================================   =========================================
PORTFOLIO COMPOSITION                        TOP 10 INDUSTRIES*                            TOP 10 EQUITY HOLDINGS*
By sector
                                              1. Pharmaceuticals                    9.4%     1. General Electric Co.            2.6%
              [PIE CHART]                     2. Integrated Oil & Gas               4.3      2. Emerson Electric Co.            2.0
Information Technology             10.4%      3. Aerospace & Defense                3.9      3. United Technologies Corp.       2.0
Consumer Staples                    9.0%      4. Investment Banking & Brokerage     3.9      4. Morgan Stanley                  2.0
Energy                              5.9%      5. Regional Banks                     3.8      5. Johnson & Johnson               1.9
Materials                           5.7%      6. Industrial Machinery               3.4      6. Merrill Lynch & Co., Inc.       1.9
Utilities                           3.7%      7. Asset Management and                        7. Citigroup Inc.                  1.9
Telecommunication Services          2.4%         Custody Banks                      3.2      8. Dominion Resources, Inc.        1.9
Money Market Funds Plus                       8. Semiconductors                     3.1      9. St. Paul Travelers Cos.,        1.8
Other Assets Less Liabilities       4.3%      9. Property & Casualty Insurance      3.0         Inc. (The)
Financials                         20.8%     10. Computer Hardware                  2.9     10. Microsoft Corp.                 1.8
Industrials                        13.2%     TOTAL NET ASSETS              $1.9 billion
Consumer Discretionary             12.6%     TOTAL NUMBER OF HOLDINGS*               89
Health Care                        12.0%

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
==========================================   ===========================================   =========================================

AIM DIVERSIFIED DIVIDEND FUND

discretionary stocks lagged, one of only     not infringe on the patents of one of         THE VIEWS AND OPINIONS EXPRESSED IN
two sectors that declined for the year.      Abbott's branded drugs. While                 MANAGEMENT'S DISCUSSION OF FUND
                                             disappointing, neither of these outcomes      PERFORMANCE ARE THOSE OF A I M ADVISORS,
   Consistent with our bottom-up             has meaningful impact on our view of the      INC. THESE VIEWS AND OPINIONS ARE
approach to portfolio construction, we       company's fundamental outlook. We have        SUBJECT TO CHANGE AT ANY TIME BASED ON
do not make investments or position the      not changed our positive, long-term view      FACTORS SUCH AS MARKET AND ECONOMIC
Fund based on short-term scenarios and       of the company. We believe Abbott's           CONDITIONS. THESE VIEWS AND OPINIONS MAY
their impact on economic factors such as     pipeline remains underappreciated, and        NOT BE RELIED UPON AS INVESTMENT ADVICE
energy prices. Our goal is to produce        we continue to expect that the market         OR RECOMMENDATIONS, OR AS AN OFFER FOR A
consistent returns over the long term by     will reward future successes.                 PARTICULAR SECURITY. THE INFORMATION IS
adhering to our investment process in                                                      NOT A COMPLETE ANALYSIS OF EVERY ASPECT
all market environments. We consistently        GANNET CO., the largest newspaper          OF ANY MARKET, COUNTRY, INDUSTRY,
seek undervalued companies with dividend     publisher in the U.S., was another            SECURITY OR THE FUND. STATEMENTS OF FACT
income and price appreciation potential.     individual detractor to Fund                  ARE FROM SOURCES CONSIDERED RELIABLE,
Rather than participate in the hazardous     performance. The publishing industry has      BUT A I M ADVISORS, INC. MAKES NO
practice of timing short-term market         faced a number of challenges this year,       REPRESENTATION OR WARRANTY AS TO THEIR
cycles, we focus on analyzing companies'     including diminished advertising and          COMPLETENESS OR ACCURACY. ALTHOUGH
strength and their total return              tough comparisons with last year's            HISTORICAL PERFORMANCE IS NO GUARANTEE
potential.                                   political and Olympic advertising.            OF FUTURE RESULTS, THESE INSIGHTS MAY
                                             Gannett's stock price was also                HELP YOU UNDERSTAND OUR INVESTMENT
   During the Fund's fiscal year, strong     negatively affected by the company's          MANAGEMENT PHILOSOPHY.
stock selection within the financials,       pre-announcement of lower-than-expected
energy and utilities sectors contributed     earnings for second-quarter 2005. As of             See important Fund and index
positively to Fund performance. Within       fiscal year-end, we continued to hold               disclosures inside front cover.
energy, OCCIDENTAL PETROLEUM was among       the stock, viewing the company's
top contributors to Fund performance for     management, with its track record of                              MEGGAN M. WALSH,
the year. The company primarily engages      growing free cash flow and implementing                           Chartered Financial
in the exploration for, development,         aggressive stock buybacks, to be                    [WALSH        Analyst, senior
production and marketing of crude oil        disciplined and cost conscious. We also             PHOTO]        portfolio manager,
and natural gas in the United States,        viewed the company as both attractively                           is portfolio manager
Latin America and the Middle East. The       valued and solidly competitive with its                           of AIM Diversified
company benefited as oil and natural gas     market-share gaining newspaper, U.S.A.                            Dividend Fund.
prices reached new highs in the wake of      Today, and its emphasis on small and mid      She has been in the investment industry
hurricane-related supply disruptions         markets where there is less competition.      since 1987, and she joined AIM in 1991.
along the U.S. Gulf Coast. Additionally,                                                   Ms. Walsh received a B.S. in finance
the market recognized Occidental's              Because we adhere to a bottom-up           from the University of Maryland and an
best-in-class return on capital and its      process, changes to the portfolio are         M.B.A. from Loyola.
position as low-cost leader in the           stock specific and based on valuation
integrated oil and gas industry.             opportunities rather than relative
                                             sector weights. Our process led us to         Assisted by the Diversified Dividend
   Within financials, brokerage firm         reduce our exposure of select holdings        Team
MERRILL LYNCH also benefited Fund            in energy as valuation targets were
performance for the period. The company      eclipsed after several years of sector
has the largest retail brokerage             outperformance and the risk-to-reward
franchise while retail investor activity     opportunity became implicit in their
appears to be stabilizing. Over the past     current valuations. In general, proceeds
few years, management has embarked on a      from such sales were allocated to
restructuring program to focus on            measured investments across sectors
profitability as well as growth. They        where we see more attractive long-term
have succeeded in improving operating        wealth creation opportunities.
margins and efficiencies company wide.
They maintain peer-leading excess            IN CLOSING
capital and have recently undertaken a
significant share-repurchase program.        At the close of the fiscal year, the
                                             Fund was positioned in line with its
   On the other hand, relative to the        mandate as a core fund. It had exposure
Russell 1000 Index, the Fund's holdings      to all broad market sectors, and we
in the health care sector returned less      focused on dividend-paying companies
than the index. In particular, ABBOTT        supported by relatively predictable cash
LABORATORIES delivered a disappointing       flow and improving capital allocation
second quarter to investors because of       practices. As a result of this
lower-than-expected earnings. The stock      positioning, the Fund continued to                     [RIGHT ARROW GRAPHIC]
continued to react negatively due to two     benefit from a trend of dividend
separate announcements: a negative           increases.
review from the FDA for its cancer drug                                                    FOR A PRESENTATION OF YOUR FUND'S
and a court ruling that a competitor's          Thank you for your investment in AIM       LONG-TERM PERFORMANCE, PLEASE SEE PAGES
generic offering does                        Diversified Dividend Fund.                    6 AND 7.

AIM DIVERSIFIED DIVIDEND FUND


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      actual account values and actual              year before expenses, which is not the
                                             expenses. You may use the information in      Fund's actual return. The Fund's actual
                                             this table, together with the amount you      cumulative total returns at net asset
As a shareholder of the Fund, you incur      invested, to estimate the expenses that       value after expenses for the period
two types of costs: (1) transaction          you paid over the period. Simply divide       ended October 31, 2005, appear in the
costs, which may include sales charges       your account value by $1,000 (for             table "Cumulative Total Returns" on Page
(loads) on purchase payments; contingent     example, an $8,600 account value divided      7.
deferred sales charges on redemptions;       by $1,000 = 8.6), then multiply the
and redemption fees, if any; and (2)         result by the number in the table under          The hypothetical account values and
ongoing costs, including management          the heading entitled "Actual Expenses         expenses may not be used to estimate the
fees; distribution and/or service fees       Paid During Period" to estimate the           actual ending account balance or
(12b-1); and other Fund expenses. This       expenses you paid on your account during      expenses you paid for the period. You
example is intended to help you              this period (July 15, 2005, through           may use this information to compare the
understand your ongoing costs (in            October 31, 2005 for the Investor Class       ongoing costs of investing in the Fund
dollars) of investing in the Fund and to     shares and October 25, 2005, through          and other funds. To do so, compare this
compare these costs with ongoing costs       October 31, 2005 for the Class R              5% hypothetical example with the 5%
of investing in other mutual funds. With     shares). Because the actual ending            hypothetical examples that appear in the
the exception of the actual ending           account value and expense information in      shareholder reports of the other funds.
account value and expenses of the            the example is not based upon a
Investor and R Class shares, the example     six-month period for the Investor and R          Please note that the expenses shown
is based on an investment of $1,000          Class shares, the ending account value        in the table are meant to highlight your
invested at the beginning of the period      and expense information may not provide       ongoing costs only and do not reflect
and held for the entire period May 1,        a meaningful comparison to mutual funds       any transactional costs, such as sales
2005, through October 31, 2005. The          that provide such information for a full      charges (loads) on purchase payments,
actual ending account value and expenses     six-month period.                             contingent deferred sales charges on
of the Investor and R Class shares in                                                      redemptions, and redemption fees, if
the below example are based on an            HYPOTHETICAL EXAMPLE FOR                      any. Therefore, the hypothetical
investment of $1,000 invested on July        COMPARISON PURPOSES                           information is useful in comparing
15, 2005, and October 25, 2005,                                                            ongoing costs only and will not help you
respectively (the date the share classes     The table below also provides                 determine the relative total costs of
commenced sales), and held through           information about hypothetical account        owning different funds. In addition, if
October 31, 2005.                            values and hypothetical expenses based        these transactional costs were included,
                                             on the Fund's actual expense ratio and        your costs would have been higher.
ACTUAL EXPENSES                              an assumed rate of return of 5% per

The table below provides information
about

====================================================================================================================================
                                                                                     HYPOTHETICAL(3)
                                                    ACTUAL                 (5% ANNUAL RETURN BEFORE EXPENSES)


                    BEGINNING            ENDING               EXPENSES        ENDING              EXPENSES        ANNUALIZED
 SHARE            ACCOUNT VALUE       ACCOUNT VALUE          PAID DURING   ACCOUNT VALUE        PAID DURING         EXPENSE
 CLASS              (5/1/05)         (10/31/05)(1)            PERIOD(2)      (10/31/05)           PERIOD(2)          RATIO

   A               $1,000.00           $1,027.70                $5.11         $1,020.16            $5.09              1.00%
   B                1,000.00            1,024.60                 8.42          1,016.89             8.39              1.65
   C                1,000.00            1,024.70                 8.42          1,016.89             8.39              1.65
   R                1,000.00            1,010.00                 0.24          1,018.90             6.36              1.25
Investor            1,000.00              979.20                 2.87          1,020.32             4.94              0.97
====================================================================================================================================
(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2005, through October 31,
    2005 (July 15, 2005, through October 31, 2005, for the Investor Class shares and October 25, 2005, through October 31, 2005, for the Class R shares), after actual expenses and will differ from the hypothetical ending account value which is based on the
    Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the period ended October 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year. For the Investor Class shares, actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 109
    (July 15, 2005, through October 31, 2005)/365. For the Class R shares, actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 7 (October 25, 2005, through October 31,
    2005)/365. Because the Investor and R share classes have not been in existence for a full six-month period, the actual ending account value and expense information shown may not provide a meaningful comparison to Fund expense information of classes that show such data for a full six-month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.

(3) Hypothetical expenses are equal to the annualized expense ratio indicated
    above multiplied by the average account value over the period, multiplied by
    184/365 to reflect a one-half year period. The hypothetical ending account          [ARROW
    value and expenses may be used to compare ongoing costs of investing in the         BUTTON           For More Information Visit
    Investor and R Class shares of the Fund and other funds because such data is        IMAGE]            AIMinvestments.com
    based on a full six-month period.

AIM DIVERSIFIED DIVIDEND FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

FUND AND INDEX DATA FROM 12/31/01


                                [MOUNTAIN CHART]

  DATE    AIM DIVERSIFIED DIVIDEND  AIM DIVERSIFIED DIVIDEND  AIM DIVERSIFIED DIVIDEND     RUSSELL      S&P 500     LIPPER LARGE-CAP
             FUND-CLASS A SHARES      FUND-CLASS B SHARES       FUND-CLASS C SHARES      1000 INDEX      INDEX      CORE FUND INDEX
12/31/01            $9450                   $10000                   $10000                $10000       $10000           $10000
    1/02             9545                    10100                    10100                  9873         9854             9842
    2/02             9479                    10020                    10020                  9676         9664             9677
    3/02             9857                    10420                    10410                 10074        10028            10007
    4/02             9583                    10120                    10120                  9497         9420             9483
    5/02             9573                    10110                    10109                  9413         9351             9414
    6/02             9082                     9580                     9580                  8718         8685             8764
    7/02             8355                     8820                     8809                  8073         8008             8113
    8/02             8440                     8890                     8890                  8115         8061             8180
    9/02             7798                     8220                     8210                  7244         7185             7385
   10/02             8223                     8650                     8650                  7846         7817             7959
   11/02             8601                     9049                     9040                  8305         8277             8314
   12/02             8232                     8659                     8650                  7835         7791             7877
    1/03             7920                     8319                     8321                  7645         7587             7670
    2/03             7769                     8159                     8151                  7527         7473             7568
    3/03             7854                     8239                     8240                  7604         7545             7632
    4/03             8393                     8809                     8801                  8218         8167             8194
    5/03             8903                     9340                     9331                  8687         8597             8591
    6/03             8968                     9403                     9395                  8801         8706             8676
    7/03             9082                     9513                     9505                  8977         8860             8813
    8/03             9272                     9703                     9695                  9159         9032             8983
    9/03             9233                     9658                     9649                  9065         8937             8867
   10/03             9736                    10178                    10169                  9597         9442             9301
   11/03             9878                    10319                    10309                  9712         9525             9379
   12/03            10447                    10910                    10901                 10177        10024             9830
    1/04            10552                    11010                    11001                 10370        10208             9969
    2/04            10781                    11242                    11232                 10514        10350            10087
    3/04            10691                    11148                    11139                 10370        10194             9929
    4/04            10768                    11219                    11209                 10183        10034             9775
    5/04            10806                    11249                    11239                 10330        10171             9874
    6/04            11012                    11467                    11457                 10516        10369            10051
    7/04            10763                    11195                    11186                 10147        10026             9695
    8/04            10926                    11367                    11347                 10197        10066             9701
    9/04            11018                    11445                    11435                 10325        10175             9812
   10/04            11036                    11466                    11456                 10492        10331             9945
   11/04            11402                    11838                    11828                 10941        10749            10322
   12/04            11893                    12343                    12333                 11337        11114            10645
    1/05            11716                    12157                    12138                 11052        10843            10404
    2/05            12001                    12435                    12426                 11300        11071            10599
    3/05            11834                    12259                    12251                 11121        10876            10404
    4/05            11695                    12115                    12096                 10916        10669            10173
    5/05            11882                    12300                    12292                 11303        11009            10502
    6/05            11970                    12382                    12364                 11349        11024            10538
    7/05            12337                    12764                    12746                 11791        11434            10913
    8/05            12189                    12599                    12580                 11689        11330            10813
    9/05            12129                    12537                    12518                 11797        11422            10938
   10/05            12020                    12213                    12393                 11590        11231            10807

                                                                                                            SOURCE: LIPPER, INC.

The data shown in the chart include reinvested distributions, applicable sales charges, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

AIM DIVERSIFIED DIVIDEND FUND

==========================================   ===========================================   =========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                  CUMULATIVE TOTAL RETURNS

As of 10/31/05, including applicable         As of 9/30/05, most recent calendar           6 months ended 10/31/05, excluding
sales charges                                quarter-end, including applicable sales       applicable sales charges
                                             charges
CLASS A SHARES                                                                             Class A Shares                    2.77%
Inception (12/31/01)              4.92%      CLASS A SHARES
  1 Year                          2.91       Inception (12/31/01)              5.29%       Class B Shares                    2.46
                                               1 Year                          4.02
CLASS B SHARES                                                                             Class C Shares                    2.47
Inception (12/31/01)              5.35%      CLASS B SHARES
  1 Year                          3.28       Inception (12/31/01)              5.76%       Investor Class Shares             2.80
                                               1 Year                          4.55
CLASS C SHARES                                                                             Class R Shares                    2.70
Inception (12/31/01)              5.76%      CLASS C SHARES                                =========================================
  1 Year                          7.20       Inception (12/31/01)              6.17%
                                               1 Year                          8.47
INVESTOR CLASS SHARES
Inception                         6.48%      INVESTOR CLASS SHARES
  1 Year                          8.94       Inception                         6.89%
                                               1 Year                         10.12
CLASS R SHARES
Inception                         6.31%
  1 Year                          8.76
==========================================   ===========================================

INVESTOR CLASS SHARES' INCEPTION DATE IS        THE PERFORMANCE DATA QUOTED REPRESENT      CLASS R SHARES DO NOT HAVE A FRONT-END
JULY 15, 2005. RETURNS SINCE THAT DATE       PAST PERFORMANCE AND CANNOT GUARANTEE         SALES CHARGE; RETURNS SHOWN ARE AT NET
ARE HISTORICAL RETURNS. ALL OTHER            COMPARABLE FUTURE RESULTS; CURRENT            ASSET VALUE AND DO NOT REFLECT A 0.75%
RETURNS ARE BLENDED RETURNS OF               PERFORMANCE MAY BE LOWER OR HIGHER.           CDSC THAT MAY BE IMPOSED ON A TOTAL
HISTORICAL INVESTOR CLASS SHARE              PLEASE VISIT AIMINVESTMENTS.COM FOR THE       REDEMPTION OF RETIREMENT PLAN ASSETS
PERFORMANCE AND RESTATED CLASS A SHARE       MOST RECENT MONTH-END PERFORMANCE.            WITHIN THE FIRST YEAR. INVESTOR CLASS
PERFORMANCE (FOR PERIODS PRIOR TO THE        PERFORMANCE FIGURES REFLECT REINVESTED        SHARES DO NOT HAVE A FRONT-END SALES
INCEPTION DATE OF INVESTOR CLASS SHARES)     DISTRIBUTIONS, CHANGES IN NET ASSET           CHARGE OR A CDSC; THEREFORE, PERFORMANCE
AT NET ASSET VALUE AND REFLECT THE           VALUE AND THE EFFECT OF THE MAXIMUM           IS AT NET ASSET VALUE.
HIGHER RULE 12b-1 FEES APPLICABLE TO         SALES CHARGE UNLESS OTHERWISE STATED.
CLASS A SHARES. CLASS A SHARES'              INVESTMENT RETURN AND PRINCIPAL VALUE            THE PERFORMANCE OF THE FUND'S SHARE
INCEPTION DATE IS DECEMBER 31, 2001.         WILL FLUCTUATE SO THAT YOU MAY HAVE A         CLASSES WILL DIFFER DUE TO DIFFERENT
                                             GAIN OR LOSS WHEN YOU SELL SHARES.            SALES CHARGE STRUCTURES AND CLASS
   CLASS R SHARES' INCEPTION DATE IS                                                       EXPENSES.
OCTOBER 25, 2005. RETURNS SINCE THAT            CLASS A SHARE PERFORMANCE REFLECTS
DATE ARE HISTORICAL RETURNS. ALL OTHER       THE MAXIMUM 5.50% SALES CHARGE, AND              HAD THE ADVISOR NOT WAIVED FEES
RETURNS ARE BLENDED RETURNS OF               CLASS B AND CLASS C SHARE PERFORMANCE         AND/OR REIMBURSED EXPENSES, PERFORMANCE
HISTORICAL CLASS R SHARE PERFORMANCE AND     REFLECTS THE APPLICABLE CONTINGENT            WOULD HAVE BEEN LOWER.
RESTATED CLASS A SHARE PERFORMANCE (FOR      DEFERRED SALES CHARGE (CDSC) FOR THE
PERIODS PRIOR TO THE INCEPTION DATE OF       PERIOD INVOLVED. THE CDSC ON CLASS B
CLASS R SHARES) AT NET ASSET VALUE,          SHARES DECLINES FROM 5% BEGINNING AT THE
ADJUSTED TO REFLECT THE HIGHER RULE          TIME OF PURCHASE TO 0% AT THE BEGINNING
12b-1 FEES APPLICABLE TO CLASS R SHARES.     OF THE SEVENTH YEAR. THE CDSC ON CLASS C
CLASS A SHARES' INCEPTION DATE IS            SHARES IS 1% FOR THE FIRST YEAR AFTER
DECEMBER 31, 2001.                           PURCHASE.

AIM DIVERSIFIED DIVIDEND FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Equity          o The quality of services to be provided      Fund's rate was below the median rate of
Funds (the "Board") oversees the             by AIM. The Board reviewed the                the funds advised by other advisors with
management of AIM Diversified Dividend       credentials and experience of the             investment strategies comparable to
Fund (the "Fund") and, as required by        officers and employees of AIM who will        those of the Fund that the Board
law, determines annually whether to          provide investment advisory services to       reviewed. The Board noted that AIM has
approve the continuance of the Fund's        the Fund. In reviewing the                    agreed to waive advisory fees of the
advisory agreement with A I M Advisors,      qualifications of AIM to provide              Fund and to limit the Fund's total
Inc. ("AIM"). Based upon the                 investment advisory services, the Board       operating expenses, as discussed below.
recommendation of the Investments            reviewed the qualifications of AIM's          Based on this review, the Board
Committee of the Board, which is             investment personnel and considered such      concluded that the advisory fee rate for
comprised solely of independent              issues as AIM's portfolio and product         the Fund under the Advisory Agreement
trustees, at a meeting held on June 30,      review process, various back office           was fair and reasonable.
2005, the Board, including all of the        support functions provided by AIM and
independent trustees, approved the           AIM's equity and fixed income trading         o Expense limitations and fee waivers.
continuance of the advisory agreement        operations. Based on the review of these      The Board noted that AIM has
(the "Advisory Agreement") between the       and other factors, the Board concluded        contractually agreed to waive advisory
Fund and AIM for another year, effective     that the quality of services to be            fees of the Fund through June 30, 2006
July 1, 2005.                                provided by AIM was appropriate and that      to the extent necessary so that the
                                             AIM currently is providing satisfactory       advisory fees payable by the Fund do not
   The Board considered the factors          services in accordance with the terms of      exceed a specified maximum advisory fee
discussed below in evaluating the            the Advisory Agreement.                       rate, which maximum rate includes
fairness and reasonableness of the                                                         breakpoints and is based on net asset
Advisory Agreement at the meeting on         o The performance of the Fund relative        levels. The Board considered the
June 30, 2005 and as part of the Board's     to comparable funds. The Board reviewed       contractual nature of this fee waiver
ongoing oversight of the Fund. In their      the performance of the Fund during the        and noted that it remains in effect
deliberations, the Board and the             past one and three calendar years             until June 30, 2006. The Board noted
independent trustees did not identify        against the performance of funds advised      that AIM has contractually agreed to
any particular factor that was               by other advisors with investment             waive fees and/or limit expenses of the
controlling, and each trustee attributed     strategies comparable to those of the         Fund through October 31, 2005 in an
different weights to the various             Fund. The Board noted that the Fund's         amount necessary to limit total annual
factors.                                     performance in such periods was above         operating expenses to a specified
                                             the median performance of such                percentage of average daily net assets
   One of the responsibilities of the        comparable funds. Based on this review,       for each class of the Fund. The Board
Senior Officer of the Fund, who is           the Board concluded that no changes           also noted that AIM has voluntarily
independent of AIM and AIM's affiliates,     should be made to the Fund and that it        agreed to waive fees and/or limit
is to manage the process by which the        was not necessary to change the Fund's        expenses of the Fund in an amount
Fund's proposed management fees are          portfolio management team at this time.       necessary to limit total annual
negotiated to ensure that they are                                                         operating expenses to a specified
negotiated in a manner which is at arm's     o The performance of the Fund relative        percentage of average daily net assets
length and reasonable. To that end, the      to indices. The Board reviewed the            for each class of the Fund that is lower
Senior Officer must either supervise a       performance of the Fund during the past       than the contractual agreement. The
competitive bidding process or prepare       one and three calendar years against the      Board considered the contractual and
an independent written evaluation. The       performance of the Lipper Large-Cap Core      voluntary nature of these fee
Senior Officer has recommended an            Index. The Board noted that the Fund's        waivers/expense limitations and noted
independent written evaluation in lieu       performance in such periods was above         that the contractual agreement remains
of a competitive bidding process and,        the performance of such Index. Based on       in effect until October 31, 2005 and
upon the direction of the Board, has         this review, the Board concluded that no      that the voluntary agreement can be
prepared such an independent written         changes should be made to the Fund and        terminated at any time by AIM without
evaluation. Such written evaluation also     that it was not necessary to change the       further notice to investors. The Board
considered certain of the factors            Fund's portfolio management team at this      considered the effect these fee
discussed below. In addition, as             time.                                         waivers/expense limitations would have
discussed below, the Senior Officer made                                                   on the Fund's estimated expenses and
certain recommendations to the Board in      o Meeting with the Fund's portfolio           concluded that the levels of fee
connection with such written evaluation.     managers and investment personnel. With       waivers/expense limitations for the Fund
                                             respect to the Fund, the Board is             were fair and reasonable.
   The discussion below serves as a          meeting periodically with such Fund's
summary of the Senior Officer's              portfolio managers and/or other               o Breakpoints and economies of scale.
independent written evaluation and           investment personnel and believes that        The Board reviewed the structure of the
recommendations to the Board in              such individuals are competent and able       Fund's advisory fee under the Advisory
connection therewith, as well as a           to continue to carry out their                Agreement, noting that it includes two
discussion of the material factors and       responsibilities under the Advisory           breakpoints. The Board reviewed the
the conclusions with respect thereto         Agreement.                                    level of the Fund's advisory fees, and
that formed the basis for the Board's                                                      noted that such fees, as a percentage of
approval of the Advisory Agreement.          o Overall performance of AIM. The Board       the Fund's net assets, would decrease as
After consideration of all of the            considered the overall performance of         net assets increase because the Advisory
factors below and based on its informed      AIM in providing investment advisory and      Agreement includes breakpoints. The
business judgment, the Board determined      portfolio administrative services to the      Board noted that, due to the Fund's
that the Advisory Agreement is in the        Fund and concluded that such performance      current asset levels and the way in
best interests of the Fund and its           was satisfactory.                             which the advisory fee breakpoints have
shareholders and that the compensation                                                     been structured, the Fund has yet to
to AIM under the Advisory Agreement is       o Fees relative to those of clients of        benefit from the breakpoints. The Board
fair and reasonable and would have been      AIM with comparable investment                noted that AIM has contractually agreed
obtained through arm's length                strategies. The Board noted that AIM          to waive advisory fees of the Fund
negotiations.                                does not serve as an advisor to other         through June 30, 2006 to the extent
                                             mutual funds or other clients with            necessary so that the advisory fees
o The nature and extent of the advisory      investment strategies comparable to           payable by the Fund do not exceed a
services to be provided by AIM. The          those of the Fund.                            specified maximum advisory fee rate,
Board reviewed the services to be                                                          which maximum rate includes breakpoints
provided by AIM under the Advisory           o Fees relative to those of comparable        and is based on net asset levels. The
Agreement. Based on such review, the         funds with other advisors. The Board          Board concluded that the Fund's fee
Board concluded that the range of            reviewed the advisory fee rate for the        levels under the Advisory Agreement
services to be provided by AIM under the     Fund under the Advisory Agreement. The        therefore would reflect economies of
Advisory Agreement was appropriate and       Board compared effective contractual          scale at higher asset levels and that it
that AIM currently is providing services     advisory fee rates at a common asset
in accordance with the terms of the          level and noted that the
Advisory Agreement.                                                                                                     (continued)

AIM DIVERSIFIED DIVIDEND FUND


was not necessary to change the advisory     financial condition, the Board concluded
fee breakpoints in the Fund's advisory       that the compensation to be paid by the
fee schedule.                                Fund to AIM under its Advisory Agreement
                                             was not excessive.
o Investments in affiliated money market
funds. The Board also took into account      o Benefits of soft dollars to AIM. The
the fact that uninvested cash and cash       Board considered the benefits realized
collateral from securities lending           by AIM as a result of brokerage
arrangements (collectively, "cash            transactions executed through "soft
balances") of the Fund may be invested       dollar" arrangements. Under these
in money market funds advised by AIM         arrangements, brokerage commissions paid
pursuant to the terms of an SEC              by the Fund and/or other funds advised
exemptive order. The Board found that        by AIM are used to pay for research and
the Fund may realize certain benefits        execution services. This research is
upon investing cash balances in AIM          used by AIM in making investment
advised money market funds, including a      decisions for the Fund. The Board
higher net return, increased liquidity,      concluded that such arrangements were
increased diversification or decreased       appropriate.
transaction costs. The Board also found
that the Fund will not receive reduced       o AIM's financial soundness in light of
services if it invests its cash balances     the Fund's needs. The Board considered
in such money market funds. The Board        whether AIM is financially sound and has
noted that, to the extent the Fund           the resources necessary to perform its
invests in affiliated money market           obligations under the Advisory
funds, AIM has voluntarily agreed to         Agreement, and concluded that AIM has
waive a portion of the advisory fees it      the financial resources necessary to
receives from the Fund attributable to       fulfill its obligations under the
such investment. The Board further           Advisory Agreement.
determined that the proposed securities
lending program and related procedures       o Historical relationship between the
with respect to the lending Fund is in       Fund and AIM. In determining whether to
the best interests of the lending Fund       continue the Advisory Agreement for the
and its respective shareholders. The         Fund, the Board also considered the
Board therefore concluded that the           prior relationship between AIM and the
investment of cash collateral received       Fund, as well as the Board's knowledge
in connection with the securities            of AIM's operations, and concluded that
lending program in the money market          it was beneficial to maintain the
funds according to the procedures is in      current relationship, in part, because
the best interests of the lending Fund       of such knowledge. The Board also
and its respective shareholders.             reviewed the general nature of the
                                             non-investment advisory services
o Independent written evaluation and         currently performed by AIM and its
recommendations of the Fund's Senior         affiliates, such as administrative,
Officer. The Board noted that, upon          transfer agency and distribution
their direction, the Senior Officer of       services, and the fees received by AIM
the Fund, who is independent of AIM and      and its affiliates for performing such
AIM's affiliates, had prepared an            services. In addition to reviewing such
independent written evaluation in order      services, the trustees also considered
to assist the Board in determining the       the organizational structure employed by
reasonableness of the proposed               AIM and its affiliates to provide those
management fees of the AIM Funds,            services. Based on the review of these
including the Fund. The Board noted that     and other factors, the Board concluded
the Senior Officer's written evaluation      that AIM and its affiliates were
had been relied upon by the Board in         qualified to continue to provide
this regard in lieu of a competitive         non-investment advisory services to the
bidding process. In determining whether      Fund, including administrative, transfer
to continue the Advisory Agreement for       agency and distribution services, and
the Fund, the Board considered the           that AIM and its affiliates currently
Senior Officer's written evaluation and      are providing satisfactory
the recommendation made by the Senior        non-investment advisory services.
Officer to the Board that the Board
consider implementing a process to           o Other factors and current trends. In
assist them in more closely monitoring       determining whether to continue the
the performance of the AIM Funds. The        Advisory Agreement for the Fund, the
Board concluded that it would be             Board considered the fact that AIM,
advisable to implement such a process as     along with others in the mutual fund
soon as reasonably practicable.              industry, is subject to regulatory
                                             inquiries and litigation related to a
o Profitability of AIM and its               wide range of issues. The Board also
affiliates. The Board reviewed               considered the governance and compliance
information concerning the profitability     reforms being undertaken by AIM and its
of AIM's (and its affiliates')               affiliates, including maintaining an
investment advisory and other activities     internal controls committee and
and its financial condition. The Board       retaining an independent compliance
considered the overall profitability of      consultant, and the fact that AIM has
AIM, as well as the profitability of AIM     undertaken to cause the Fund to operate
in connection with managing the Fund.        in accordance with certain governance
The Board noted that AIM's operations        policies and practices. The Board
remain profitable, although increased        concluded that these actions indicated a
expenses in recent years have reduced        good faith effort on the part of AIM to
AIM's profitability. Based on the review     adhere to the highest ethical standards,
of the profitability of AIM's and its        and determined that the current
affiliates' investment advisory and          regulatory and litigation environment to
other activities and its                     which AIM is subject should not prevent
                                             the Board from continuing the Advisory
                                             Agreement for the Fund.

   SUPPLEMENT TO ANNUAL REPORT DATED 10/31/05

AIM DIVERSIFIED DIVIDEND FUND

                                            ========================================

INSTITUTIONAL CLASS SHARES                  AVERAGE ANNUAL TOTAL RETURNS                      PLEASE NOTE THAT PAST PERFORMANCE
                                            For periods ended 10/31/05                  IS NOT INDICATIVE OF FUTURE RESULTS.
The following information has been                                                      MORE RECENT RETURNS MAY BE MORE OR LESS
prepared to provide Institutional Class     Inception                          6.49%    THAN THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview      1 Year                           9.01     REINVESTMENT OF DISTRIBUTIONS AT NET
specific to their holdings.                   6 Months*                        2.86     ASSET VALUE. INVESTMENT RETURN AND
Institutional Class shares are offered                                                  PRINCIPAL VALUE WILL FLUCTUATE SO YOUR
exclusively to institutional investors,                                                 SHARES, WHEN REDEEMED, MAY BE WORTH MORE
including defined contribution plans        *Cumulative total return that has not       OR LESS THAN THEIR ORIGINAL COST. SEE
that meet certain criteria.                  been annualized                            FULL REPORT FOR INFORMATION ON
                                                                                        COMPARATIVE BENCHMARKS. PLEASE CONSULT
                                            ========================================    YOUR FUND PROSPECTUS FOR MORE
                                                                                        INFORMATION. FOR THE MOST CURRENT
                                            INSTITUTIONAL CLASS SHARES HAVE NO SALES    MONTH-END PERFORMANCE, PLEASE CALL
                                            CHARGE; THEREFORE, PERFORMANCE IS AT NET    800-451-4246 OR VISIT
                                            ASSET VALUE (NAV).                          AIMINVESTMENTS.COM.

                                                  INSTITUTIONAL CLASS SHARES'
                                            INCEPTION DATE IS OCTOBER 25, 2005.
                                            RETURNS SINCE THAT DATE ARE HISTORICAL
                                            RETURNS. ALL OTHER RETURNS ARE BLENDED
                                            RETURNS OF HISTORICAL INSTITUTIONAL
                                            CLASS SHARE PERFORMANCE AND RESTATED
                                            CLASS A SHARE PERFORMANCE (FOR PERIODS
                                            PRIOR TO THE INCEPTION DATE OF
                                            INSTITUTIONAL CLASS SHARES) AT NET ASSET
                                            VALUE AND REFLECT THE HIGHER RULE 12B-1
                                            FEES APPLICABLE TO CLASS A SHARES. CLASS
                                            A SHARES' INCEPTION DATE IS DECEMBER 31,
                                            2001. PERFORMANCE OF INSTITUTIONAL CLASS
                                            SHARES WILL DIFFER FROM PERFORMANCE OF
                                            OTHER SHARE CLASSES DUE TO DIFFERING
                                            SALES CHARGES AND CLASS EXPENSES.

========================================

NASDAQ SYMBOL                      DDFIX

========================================
                                                                                       Over for information on your Fund's expenses.

                                                 FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                      [YOUR GOALS.
                                                                     OUR SOLUTIONS.]                     [AIM INVESTMENTS LOGO]
                                                                - REGISTERED TRADEMARK -                - REGISTERED TRADEMARK -
AIMINVESTMENTS.COM                   DDI-INS-1

  INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                     may use the information in this table,      hypothetical expenses based on the
                                            together with the amount you invested,      Fund's actual expense ratio and an
As a shareholder of the Fund, you incur     to estimate the expenses that you paid      assumed rate of return of 5% per year
ongoing costs, including management         over the period. Simply divide your         before expenses, which is not the Fund's
fees and other Fund expenses. This          account value by $1,000 (for example, an    actual return. The hypothetical account
example is intended to help you             $8,600 account value divided by $1,000 =    values and expenses may not be used to
understand your ongoing costs (in           8.6), then multiply the result by the       estimate the actual ending account
dollars) of investing in the Fund and to    number in the table under the heading       balance or expenses you paid for the
compare these costs with ongoing costs      entitled "Actual Expenses Paid During       period. You may use this information to
of investing in other mutual funds. The     Period" to estimate the expenses you        compare the ongoing costs of investing
actual ending account value and expenses    paid on your account during the period,     in the Fund and other funds. To do so,
in the below example are based on an        October 25,2005, through October 31,        compare this 5% hypothetical example
investment of $1,000 invested on October    2005. Because the actual ending account     with the 5% hypothetical examples that
25, 2005 (the date the share class          value and expense information in the        appear in the shareholder reports of the
commenced operations) and held through      example is not based upon a six month       other funds.
October 31, 2005. The hypothetical          period, the ending account value and
ending account value and expenses in the    expense information may not provide a             Please note that the expenses
below example are based on an investment    meaningful comparison to mutual funds       shown in the table are meant to
of $1,000 invested at the beginning of      that provide such information for a full    highlight your ongoing costs only.
the period and held for the entire six      six month period.                           Therefore, the hypothetical information
month period May 1, 2005, through                                                       is useful in comparing ongoing costs
October 31, 2005.                           HYPOTHETICAL EXAMPLE FOR COMPARISON         only, and will not help you determine
                                            PURPOSES                                    the relative total costs of owning
ACTUAL EXPENSES                                                                         different funds.
                                            The table below also provides
The table below provides information        information about hypothetical account
about actual account values and actual      values and
expenses. You

====================================================================================================================================

                                                    ACTUAL                          HYPOTHETICAL(3)
                                                                         (5% ANNUAL RETURN BEFORE EXPENSES)

                        BEGINNING            ENDING         EXPENSES         ENDING                 EXPENSES       ANNUALIZED
     SHARE            ACCOUNT VALUE      ACCOUNT VALUE    PAID DURING    ACCOUNT VALUE            PAID DURING       EXPENSE
     CLASS              (10/25/05)       (10/31/05)(1)     PERIOD(2)      (10/31/05)                PERIOD           RATIO
Institutional(4)      $    1,000.00      $    1,010.80    $      0.13    $    1,021.83            $      3.41            0.67%

(1)   The actual ending account value is based on the actual total return of the Fund for the period October 25, 2005, through
      October 31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the
      Fund's expense ratio and a hypothetical annual return of 5% before expenses over the six month period May 1, 2005, through
      October 31, 2005.

(2)   Actual expenses are equal to the annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 7 (October 25, 2005, through October 31, 2005)/365. Because the share class has not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.

(3)   Hypothetical expenses are equal to the annualized as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing the Institutional Class shares of the Fund and other funds because such data is based on a full six month period.

(4)   Institutional Class shares commenced operations October 25, 2005.

====================================================================================================================================

AIMINVESTMENT.COM     DDI-INS-1

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2005


                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS-95.72%

AEROSPACE & DEFENSE-3.92%

Honeywell International Inc.                       473,100   $   16,180,020
---------------------------------------------------------------------------
Raytheon Co.                                       542,400       20,041,680
---------------------------------------------------------------------------
United Technologies Corp.                          744,600       38,183,088
===========================================================================
                                                                 74,404,788
===========================================================================

ALUMINUM-0.60%

Alcoa Inc.                                         464,800       11,289,992
===========================================================================

APPAREL RETAIL-2.74%

Limited Brands, Inc.                             1,576,600       31,547,766
---------------------------------------------------------------------------
TJX Cos., Inc. (The)                               945,400       20,354,462
===========================================================================
                                                                 51,902,228
===========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.83%

V. F. Corp.                                        301,300       15,742,925
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-3.18%

Bank of New York Co., Inc. (The)                   777,600       24,331,104
---------------------------------------------------------------------------
Federated Investors, Inc.-Class B                  409,600       14,340,096
---------------------------------------------------------------------------
State Street Corp.                                 390,400       21,561,792
===========================================================================
                                                                 60,232,992
===========================================================================

AUTO PARTS & EQUIPMENT-1.32%

Johnson Controls, Inc.                             368,300       25,062,815
===========================================================================

BREWERS-1.37%

Anheuser-Busch Cos., Inc.                          627,400       25,886,524
===========================================================================

CASINOS & GAMING-0.77%

International Game Technology                      550,441       14,581,182
===========================================================================

COMMUNICATIONS EQUIPMENT-0.73%

QUALCOMM Inc.                                      348,300       13,848,408
===========================================================================

COMPUTER HARDWARE-2.90%

Hewlett-Packard Co.                                906,800       25,426,672
---------------------------------------------------------------------------
International Business Machines Corp.              360,000       29,476,800
===========================================================================
                                                                 54,903,472
===========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.37%

Deere & Co.                                        429,200       26,043,856
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.85%

Automatic Data Processing, Inc.                    290,000       13,531,400
---------------------------------------------------------------------------
First Data Corp.                                   531,300       21,491,085
===========================================================================
                                                                 35,022,485
===========================================================================

                                                 SHARES          VALUE
---------------------------------------------------------------------------


DISTRIBUTORS-0.70%

Genuine Parts Co.                                  300,300   $   13,324,311
===========================================================================

DIVERSIFIED BANKS-2.39%

Bank of America Corp.                              422,500       18,480,150
---------------------------------------------------------------------------
U.S. Bancorp                                       419,200       12,399,936
---------------------------------------------------------------------------
Wachovia Corp.                                     287,500       14,524,500
===========================================================================
                                                                 45,404,586
===========================================================================

DIVERSIFIED CHEMICALS-1.68%

E. I. du Pont de Nemours and Co.                   308,100       12,844,689
---------------------------------------------------------------------------
PPG Industries, Inc.                               317,200       19,022,484
===========================================================================
                                                                 31,867,173
===========================================================================

DRUG RETAIL-0.85%

Walgreen Co.                                       355,100       16,132,193
===========================================================================

ELECTRIC UTILITIES-1.07%

Exelon Corp.                                       388,800       20,229,264
===========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.04%

Emerson Electric Co.                               555,500       38,635,025
===========================================================================

FOREST PRODUCTS-1.11%

Weyerhaeuser Co.                                   332,600       21,066,884
===========================================================================

GENERAL MERCHANDISE STORES-1.32%

Target Corp.                                       449,900       25,054,931
===========================================================================

HEALTH CARE EQUIPMENT-2.58%

Baxter International Inc.                          505,000       19,306,150
---------------------------------------------------------------------------
Medtronic, Inc.                                    522,400       29,599,184
===========================================================================
                                                                 48,905,334
===========================================================================

HOME IMPROVEMENT RETAIL-1.23%

Home Depot, Inc. (The)                             569,500       23,372,280
===========================================================================

HOUSEHOLD APPLIANCES-0.54%

Snap-on Inc.                                       286,500       10,319,730
===========================================================================

HOUSEHOLD PRODUCTS-1.49%

Colgate-Palmolive Co.                              234,800       12,435,008
---------------------------------------------------------------------------
Kimberly-Clark Corp.                               279,600       15,892,464
===========================================================================
                                                                 28,327,472
===========================================================================

HYPERMARKETS & SUPER CENTERS-0.78%

Wal-Mart Stores, Inc.                              312,400       14,779,644
===========================================================================

INDUSTRIAL CONGLOMERATES-2.55%

General Electric Co.                             1,428,000       48,423,480
===========================================================================


                                                 SHARES          VALUE
---------------------------------------------------------------------------

INDUSTRIAL GASES-1.58%

Praxair, Inc.                                      607,957   $   30,039,155
===========================================================================

INDUSTRIAL MACHINERY-3.35%

Illinois Tool Works Inc.                           336,617       28,531,657
---------------------------------------------------------------------------
Ingersoll-Rand Co. Ltd.-Class A (Bermuda)          609,200       23,021,668
---------------------------------------------------------------------------
Pentair, Inc.                                      370,500       12,037,545
===========================================================================
                                                                 63,590,870
===========================================================================

INSURANCE BROKERS-1.14%

Marsh & McLennan Cos., Inc.                        743,800       21,681,770
===========================================================================

INTEGRATED OIL & GAS-4.30%

Eni S.p.A. (Italy)(a)                              334,800        8,956,733
---------------------------------------------------------------------------
Exxon Mobil Corp.                                  450,500       25,291,070
---------------------------------------------------------------------------
Occidental Petroleum Corp.                         285,900       22,551,792
---------------------------------------------------------------------------
TOTAL S.A. (France)(a)                              98,151       24,720,602
===========================================================================
                                                                 81,520,197
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.42%

BellSouth Corp.                                  1,148,300       29,878,766
---------------------------------------------------------------------------
SBC Communications Inc.                            667,300       15,915,105
===========================================================================
                                                                 45,793,871
===========================================================================

INVESTMENT BANKING & BROKERAGE-3.89%

Merrill Lynch & Co., Inc.                          552,600       35,775,324
---------------------------------------------------------------------------
Morgan Stanley                                     697,800       37,967,298
===========================================================================
                                                                 73,742,622
===========================================================================

MULTI-UTILITIES-2.65%

Dominion Resources, Inc.                           464,800       35,361,984
---------------------------------------------------------------------------
Public Service Enterprise Group Inc.                42,200        2,653,958
---------------------------------------------------------------------------
Wisconsin Energy Corp.                             322,000       12,181,260
===========================================================================
                                                                 50,197,202
===========================================================================

OIL & GAS DRILLING-0.67%

GlobalSantaFe Corp.                                282,900       12,603,195
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.94%

Schlumberger Ltd.                                  196,700       17,854,459
===========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.87%

Citigroup Inc.                                     774,000       35,433,720
===========================================================================

PACKAGED FOODS & MEATS-2.14%

General Mills, Inc.                                582,600       28,116,276
---------------------------------------------------------------------------
Sara Lee Corp.                                     700,300       12,500,355
===========================================================================
                                                                 40,616,631
===========================================================================

                                                 SHARES          VALUE
---------------------------------------------------------------------------


PHARMACEUTICALS-9.38%

Abbott Laboratories                                698,700   $   30,079,035
---------------------------------------------------------------------------
Bristol-Myers Squibb Co.                           403,100        8,533,627
---------------------------------------------------------------------------
Johnson & Johnson                                  587,800       36,808,036
---------------------------------------------------------------------------
Lilly (Eli) and Co.                                595,500       29,649,945
---------------------------------------------------------------------------
Merck & Co. Inc.                                   446,100       12,588,942
---------------------------------------------------------------------------
Pfizer Inc.                                      1,476,780       32,105,197
---------------------------------------------------------------------------
Wyeth                                              629,600       28,054,976
===========================================================================
                                                                177,819,758
===========================================================================

PROPERTY & CASUALTY INSURANCE-2.97%

Chubb Corp. (The)                                   14,200        1,320,174
---------------------------------------------------------------------------
MBIA Inc.                                          344,000       20,034,560
---------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)                776,300       34,956,789
===========================================================================
                                                                 56,311,523
===========================================================================

PUBLISHING-1.40%

Gannett Co., Inc.                                  423,000       26,505,180
===========================================================================

REGIONAL BANKS-3.79%

Cullen/Frost Bankers, Inc.                          65,400        3,454,428
---------------------------------------------------------------------------
Fifth Third Bancorp                                660,500       26,532,285
---------------------------------------------------------------------------
North Fork Bancorp., Inc.                          734,300       18,607,162
---------------------------------------------------------------------------
SunTrust Banks, Inc.                               321,000       23,266,080
===========================================================================
                                                                 71,859,955
===========================================================================

RESTAURANTS-0.95%

Outback Steakhouse, Inc.                           475,900       17,922,394
===========================================================================

SEMICONDUCTORS-3.13%

Intel Corp.                                        732,000       17,202,000
---------------------------------------------------------------------------
Linear Technology Corp.                            728,000       24,176,880
---------------------------------------------------------------------------
Texas Instruments Inc.                             630,800       18,009,340
===========================================================================
                                                                 59,388,220
===========================================================================

SOFT DRINKS-0.64%

Coca-Cola Co. (The)                                285,070       12,195,295
===========================================================================

SPECIALIZED CONSUMER SERVICES-0.79%

H&R Block, Inc.                                    599,800       14,911,028
===========================================================================

SPECIALTY CHEMICALS-0.70%

Ecolab Inc.                                        403,000       13,331,240
===========================================================================

SYSTEMS SOFTWARE-1.78%

Microsoft Corp.                                  1,313,500       33,756,950
===========================================================================

THRIFTS & MORTGAGE FINANCE-1.58%

Fannie Mae                                         361,800       17,192,736
---------------------------------------------------------------------------
Hudson City Bancorp, Inc.                        1,076,300       12,743,392
===========================================================================
                                                                 29,936,128
===========================================================================


                                                 SHARES          VALUE
---------------------------------------------------------------------------

TOBACCO-1.75%

Altria Group, Inc.                                 441,900   $   33,164,595
===========================================================================
    Total Common Stocks (Cost $1,725,152,109)                 1,814,939,932
===========================================================================

                                                PRINCIPAL
                                                 AMOUNT
NOTES-0.01%

ELECTRIC UTILITIES-0.01%

Kansas City Power & Light Co., Sr. Unsec.
  Notes,
  7.13%, 12/15/05(b)                           $   160,000          160,474
===========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.00%

General Electric Capital Corp.-Series A,
  Medium Term Global Notes,
  2.85%, 01/30/06(b)                               100,000           99,640
===========================================================================
    Total Notes (Cost $260,918)                                     260,114
===========================================================================

---------------------------------------------------------------------------
                                                PRINCIPAL
                                                 AMOUNT          VALUE

U.S. TREASURY NOTES-0.31%

3.38%, 02/28/07(b)                             $ 3,000,000   $    2,960,640
---------------------------------------------------------------------------
3.38%, 02/15/08(b)                               3,000,000        2,932,500
===========================================================================
                                                                  5,893,140
===========================================================================
    Total U.S. Treasury Notes (Cost
      $5,957,264)                                                 5,893,140
===========================================================================

                                                 SHARES
MONEY MARKET FUNDS-4.15%

Liquid Assets Portfolio-Institutional
  Class(c)                                      39,379,766       39,379,766
---------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)     39,379,766       39,379,766
===========================================================================
    Total Money Market Funds (Cost
      $78,759,532)                                               78,759,532
===========================================================================
TOTAL INVESTMENTS-100.19% (Cost
  $1,810,129,823)                                             1,899,852,718
===========================================================================
OTHER ASSETS LESS LIABILITIES-(0.19%)                            (3,637,786)
===========================================================================
NET ASSETS-100.00%                                           $1,896,214,932
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

Sr.     - Senior
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2005 was $33,677,335, which represented 1.78% of the Fund's Net Assets. See Note 1A.
(b) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at October 31, 2005 was $6,153,254, which represented 0.32% of the Fund's Net Assets. See Note 1A.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS:

Investments, at value (cost $1,731,370,291)   $1,821,093,186
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $78,759,532)                              78,759,532
============================================================
    Total investments (cost $1,810,129,823)    1,899,852,718
============================================================
Foreign currencies, at value (cost $154,570)         153,873
------------------------------------------------------------
Receivables for:
  Investments sold                                 1,807,758
------------------------------------------------------------
  Fund shares sold                                   964,598
------------------------------------------------------------
  Dividends and interest                           2,262,327
------------------------------------------------------------
  Fund expenses absorbed                             304,810
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               545,246
------------------------------------------------------------
Other assets                                         147,858
============================================================
    Total assets                               1,906,039,188
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            6,095,405
------------------------------------------------------------
  Fund shares reacquired                           1,976,556
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 712,427
------------------------------------------------------------
Accrued distribution fees                            423,640
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             3,447
------------------------------------------------------------
Accrued transfer agent fees                          333,409
------------------------------------------------------------
Accrued operating expenses                           279,372
============================================================
    Total liabilities                              9,824,256
============================================================
Net assets applicable to shares outstanding   $1,896,214,932
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,783,311,909
------------------------------------------------------------
Undistributed net investment income                 (307,559)
------------------------------------------------------------
Undistributed net realized gain from
  investment securities, foreign currencies,
  futures contracts and option contracts          23,488,384
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               89,722,198
============================================================
                                              $1,896,214,932
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  212,028,964
____________________________________________________________
============================================================
Class B                                       $   92,394,084
____________________________________________________________
============================================================
Class C                                       $   45,513,307
____________________________________________________________
============================================================
Class R                                       $       10,052
____________________________________________________________
============================================================
Investor Class                                $1,546,220,784
____________________________________________________________
============================================================
Institutional Class                           $       47,741
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           17,502,479
____________________________________________________________
============================================================
Class B                                            7,693,331
____________________________________________________________
============================================================
Class C                                            3,794,552
____________________________________________________________
============================================================
Class R                                                  830
____________________________________________________________
============================================================
Investor Class                                   127,652,843
____________________________________________________________
============================================================
Institutional Class                                    3,940
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        12.11
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.11 divided by
      94.50%)                                 $        12.81
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        12.01
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        11.99
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        12.11
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                     $        12.11
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        12.12
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

October 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $46,644)         $ 14,229,794
--------------------------------------------------------------------------
Dividends from affiliated money market funds                     1,600,839
--------------------------------------------------------------------------
Interest                                                           154,353
==========================================================================
    Total investment income                                     15,984,986
==========================================================================

EXPENSES:

Advisory fees                                                    4,020,620
--------------------------------------------------------------------------
Administrative services fees                                       185,133
--------------------------------------------------------------------------
Custodian fees                                                      72,223
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          400,129
--------------------------------------------------------------------------
  Class B                                                          738,627
--------------------------------------------------------------------------
  Class C                                                          321,360
--------------------------------------------------------------------------
  Investor Class                                                 1,032,271
--------------------------------------------------------------------------
Transfer agent fees                                              1,302,920
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           41,405
--------------------------------------------------------------------------
Other                                                              427,014
==========================================================================
    Total expenses                                               8,541,702
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (945,849)
==========================================================================
    Net expenses                                                 7,595,853
==========================================================================
Net investment income                                            8,389,133
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FUTURES CONTRACTS AND
  OPTION CONTRACTS:

Net realized gain from:
  Investment securities (includes gains from securities sold
    to affiliates of $227,835)                                  27,045,350
--------------------------------------------------------------------------
  Foreign currencies                                                 5,778
--------------------------------------------------------------------------
  Futures contracts                                                 75,142
--------------------------------------------------------------------------
  Option contracts written                                          93,334
==========================================================================
                                                                27,219,604
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (57,200,759)
--------------------------------------------------------------------------
  Foreign currencies                                                  (697)
--------------------------------------------------------------------------
  Futures contracts                                                 (9,390)
==========================================================================
                                                               (57,210,846)
==========================================================================
Net gain (loss) from investment securities, foreign
  currencies, futures contracts and option contracts           (29,991,242)
==========================================================================
Net increase (decrease) in net assets resulting from
  operations                                                  $(21,602,109)
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

October 31, 2005

                                                                   2005             2004
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    8,389,133    $    742,750
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures contracts and option contracts            27,219,604       3,210,309
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and futures
    contracts                                                    (57,210,846)      4,353,104
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (21,602,109)      8,306,163
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (1,900,682)       (500,393)
--------------------------------------------------------------------------------------------
  Class B                                                           (595,295)       (204,810)
--------------------------------------------------------------------------------------------
  Class C                                                           (251,639)        (63,792)
--------------------------------------------------------------------------------------------
  Investor Class                                                  (5,537,164)             --
============================================================================================
    Total distributions from net investment income                (8,284,780)       (768,995)
============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                         (1,261,433)             --
--------------------------------------------------------------------------------------------
  Class B                                                           (887,849)             --
--------------------------------------------------------------------------------------------
  Class C                                                           (318,378)             --
============================================================================================
    Total distributions from net realized gains                   (2,467,660)             --
============================================================================================
    Decrease in net assets resulting from distributions          (10,752,440)       (768,995)
============================================================================================
Share transactions-net:
  Class A                                                        146,191,618      37,536,817
--------------------------------------------------------------------------------------------
  Class B                                                         44,099,057      21,106,883
--------------------------------------------------------------------------------------------
  Class C                                                         29,372,653       8,543,492
--------------------------------------------------------------------------------------------
  Class R                                                             10,000              --
--------------------------------------------------------------------------------------------
  Investor Class                                               1,584,319,461              --
--------------------------------------------------------------------------------------------
  Institutional Class                                                 47,507              --
============================================================================================
    Net increase in net assets resulting from share
     transactions                                              1,804,040,296      67,187,192
============================================================================================
    Net increase in net assets                                 1,771,685,747      74,724,360
============================================================================================

NET ASSETS:

  Beginning of year                                              124,529,185      49,804,825
============================================================================================
  End of year (including undistributed net investment income
    (loss) of $307,559 and $(8,903), respectively)            $1,896,214,932    $124,529,185
____________________________________________________________________________________________
============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Diversified Dividend Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is growth of capital with a secondary objective of current income.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

K. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $1 billion                                              0.75%
--------------------------------------------------------------------
Next $1 billion                                               0.70%
--------------------------------------------------------------------
Over $2 billion                                               0.625%
 ___________________________________________________________________
====================================================================


    Effective July 18, 2005, the Trustees approved a reduction to the advisory fee payable to AIM. The reduced annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $350 million                                            0.60%
--------------------------------------------------------------------
Next $350 million                                             0.55%
--------------------------------------------------------------------
Next $1.3 billion                                             0.50%
--------------------------------------------------------------------
Next $2 billion                                               0.45%
--------------------------------------------------------------------
Next $2 billion                                               0.40%
--------------------------------------------------------------------
Next $2 billion                                               0.375%
--------------------------------------------------------------------
Over $8 billion                                               0.35%
 ___________________________________________________________________
====================================================================


    Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                               RATE
----------------------------------------------------------------------
First $250 million                                              0.695%
----------------------------------------------------------------------
Next $250 million                                               0.67%
----------------------------------------------------------------------
Next $500 million                                               0.645%
----------------------------------------------------------------------
Next $1.5 billion                                               0.62%
----------------------------------------------------------------------
Next $2.5 billion                                               0.595%
----------------------------------------------------------------------
Next $2.5 billion                                               0.57%
----------------------------------------------------------------------
Next $2.5 billion                                               0.545%
----------------------------------------------------------------------
Over $10 billion                                                0.52%
 _____________________________________________________________________
======================================================================


    AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares to 1.00%, 1.65%, 1.65%, 1.25%, 1.00% and 0.75% of average daily net assets, respectively. Also, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Investor Class and Institutional

Class shares to 1.40%, 2.15%, 2.15%, 1.65%, 1.40% and 1.15% of average daily net assets, respectively, through October 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended October 31, 2005, AIM waived fees of $843,835 and reimbursed $61,645 of class level expenses of Class A, Class B, Class C, Class R and Investor Class shares in proportion to the net assets of each class.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $21,254.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended October 31, 2005, AIM was paid $185,133.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended October 31, 2005, the Fund paid AISI $1,302,920 for Class A, Class B, Class C, Class R and Investor Class share classes and $0 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. The Fund, pursuant to the Investor Class Plan, pays ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2005, the Class A, Class B, Class C, Class R and Investor Class shares paid $400,129, $738,627, $321,360, $0 and $1,032,271, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2005, ADI advised the Fund that it retained $147,003 in front-end sales commissions from the sale of Class A shares and $5,673, $34,151 and $4,078 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      10/31/05         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 8,365,886      $139,899,440      $(108,885,560)        $   --         $39,379,766     $  799,031      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             8,365,886       139,899,440       (108,885,560)            --          39,379,766        801,808          --
===================================================================================================================================
  Total           $16,731,772      $279,798,880      $(217,771,120)        $   --         $78,759,532     $1,600,839      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2005, the Fund engaged in securities purchases of $393,147 and sales of $3,535,500, which resulted in net realized gains of $227,835.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2005, the Fund received credits from this arrangement which resulted in the reduction of the Fund's total expenses of $19,115.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2005, the Fund paid legal fees of $3,346 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--OPTION CONTRACTS WRITTEN

                           TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
------------------------------------------------------------------------------------
Beginning of year                                                  --      $      --
------------------------------------------------------------------------------------
Written                                                         1,704        157,662
------------------------------------------------------------------------------------
Closed                                                         (1,228)      (109,746)
------------------------------------------------------------------------------------
Exercised                                                        (476)       (47,916)
====================================================================================
End of year                                                        --      $      --
____________________________________________________________________________________
====================================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2005 and 2004 was as follows:

                                                                 2005          2004
-------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $ 9,650,189    $768,995
-------------------------------------------------------------------------------------
Long-term capital gain                                          1,102,251          --
=====================================================================================
Total distributions                                           $10,752,440    $768,995
_____________________________________________________________________________________
=====================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2005, the components of net assets on a tax basis were as follows:

                                                                   2005
----------------------------------------------------------------------------
Undistributed ordinary income                                 $   13,754,507
----------------------------------------------------------------------------
Undistributed long-term gain                                      11,051,120
----------------------------------------------------------------------------
Unrealized appreciation -- investments                            88,584,213
----------------------------------------------------------------------------
Temporary book/tax differences                                      (486,817)
----------------------------------------------------------------------------
Shares of beneficial interest                                  1,783,311,909
============================================================================
Total net assets                                              $1,896,214,932
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and return of capital distributions on certain securities. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on foreign currencies of $(697).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund did not have a capital loss carryforward as of October 31, 2005.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2005 was $463,336,286 and $58,741,505, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $169,818,962
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (81,234,052)
==============================================================================
Net unrealized appreciation of investment securities             $ 88,584,910
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,811,267,808.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of distribution, foreign currency transactions, non-deductible merger expenses and other reclassifications, on October 31, 2005, undistributed net investment income was decreased by $63,005, undistributed net realized gain (loss) was decreased by $1,015,637 and shares of beneficial interest increased by $1,078,642. Further, as a result of tax deferrals acquired in the reorganization of AIM Core Stock Fund into the Fund, undistributed net investment income was decreased by $340,004, undistributed net realized gain (loss) was decreased by $2,537,117 and shares of beneficial interest increased by $2,877,121. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently consists of six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

    Investor Class shares of the Fund are offered only to certain grandfathered investors.

                                              CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                         2005(A)                          2004
                                                              -----------------------------    --------------------------
                                                                SHARES           AMOUNT          SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      13,366,462    $  162,870,472     4,322,865    $ 48,449,001
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       5,147,569        61,668,926     2,496,183      27,796,432
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,592,218        30,951,388       891,143       9,870,802
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                             830            10,000            --              --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                  785,388         9,516,788            --              --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               3,940            47,507            --              --
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         240,678         2,899,503        41,472         465,571
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                         111,219         1,322,000        16,701         185,244
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                          43,783           520,338         5,270          58,491
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                  414,470         5,093,831            --              --
=========================================================================================================================
Issued in connection with acquisitions:(b)
  Class A                                                         805,015         9,990,447            --              --
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                         126,959         1,560,956            --              --
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                         427,503         5,254,987            --              --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                              134,782,259     1,672,062,947            --              --
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         415,881         5,018,665       186,137       2,093,587
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (419,467)       (5,018,665)     (187,728)     (2,093,587)
=========================================================================================================================
Reacquired:
  Class A                                                      (2,857,287)      (34,587,469)   (1,198,931)    (13,471,342)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,287,821)      (15,434,160)     (432,094)     (4,781,206)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                        (616,105)       (7,354,060)     (125,008)     (1,385,801)
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                               (8,329,274)     (102,354,105)           --              --
=========================================================================================================================
                                                              145,754,220    $1,804,040,296     6,016,010    $ 67,187,192
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 10% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by the entity is also owned beneficially.
(b) As of the opening of business on July 18, 2005, the Fund acquired all of the net assets of AIM Core Stock Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on March 23, 2005 and AIM Core Stock Fund shareholders on June 28, 2005. The acquisition was accomplished by a tax-free exchange of 136,141,736 shares of the Fund for 169,144,399 shares of AIM Core Stock Fund outstanding as of the close of business on July 15, 2005. AIM Core Stock Fund's net assets at that date of $1,688,869,337, including $137,673,754 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $279,480,415.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                              ------------------------------------------------------
                                                                                                   DECEMBER 31, 2001
                                                                                                   (DATE OPERATIONS
                                                                   YEAR ENDED OCTOBER 31,            COMMENCED) TO
                                                              ---------------------------------       OCTOBER 31,
                                                                2005          2004       2003            2002
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.48       $ 10.26    $  8.70         $ 10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.17(a)       0.14       0.06(b)        (0.03)(b)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.85          1.23       1.54           (1.27)
====================================================================================================================
    Total from investment operations                              1.02          1.37       1.60           (1.30)
====================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.18)        (0.15)     (0.04)             --
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.21)           --         --              --
====================================================================================================================
    Total distributions                                          (0.39)        (0.15)     (0.04)             --
====================================================================================================================
Net asset value, end of period                                $  12.11       $ 11.48    $ 10.26         $  8.70
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                   8.92%        13.36%     18.39%         (13.00)%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $212,029       $63,513    $22,375         $ 7,834
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.00%(d)      1.00%      1.51%           1.75%(e)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.15%(d)      1.70%      2.12%           4.26%(e)
====================================================================================================================
Ratio of net investment income (loss) to average net assets       1.27%(a)(d)    1.27%     0.65%          (0.34)%(e)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(f)                                          22%           30%        72%             42%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned by Microsoft Corp. on December 2, 2004. Net investment income per share excluding the special dividend remains the same and the ratio of net investment income to average net assets excluding the special dividend is 1.24%.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $133,133,263.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                     CLASS B
                                                              -----------------------------------------------------
                                                                                                  DECEMBER 31, 2001
                                                                                                  (DATE OPERATIONS
                                                                   YEAR ENDED OCTOBER 31,           COMMENCED) TO
                                                              --------------------------------       OCTOBER 31,
                                                               2005          2004       2003            2002
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.38       $ 10.17    $  8.65         $ 10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.09(a)       0.07       0.00(b)        (0.08)(b)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.85          1.21       1.53           (1.27)
===================================================================================================================
    Total from investment operations                             0.94          1.28       1.53           (1.35)
===================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.10)        (0.07)     (0.01)             --
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.21)           --         --              --
===================================================================================================================
    Total distributions                                         (0.31)        (0.07)     (0.01)             --
===================================================================================================================
Net asset value, end of period                                $ 12.01       $ 11.38    $ 10.17         $  8.65
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(c)                                                  8.28%        12.63%     17.67%         (13.50)%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $92,394       $45,700    $21,582         $ 7,100
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.65%(d)      1.65%      2.16%           2.40%(e)
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.85%(d)      2.35%      2.77%           4.91%(e)
===================================================================================================================
Ratio of net investment income (loss) to average net assets      0.62%(a)(d)    0.62%     0.00%          (0.99)%(e)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate(f)                                         22%           30%        72%             42%
___________________________________________________________________________________________________________________
===================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned by Microsoft Corp. on December 2, 2004. Net investment income per share excluding the special dividend remains the same and the ratio of net investment income to average net assets excluding the special dividend is 0.59%.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $73,862,700.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                    CLASS C
                                                              ----------------------------------------------------
                                                                                                 DECEMBER 31, 2001
                                                                                                 (DATE OPERATIONS
                                                                  YEAR ENDED OCTOBER 31,           COMMENCED) TO
                                                              -------------------------------       OCTOBER 31,
                                                               2005          2004       2003           2002
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.37       $ 10.16    $ 8.65         $ 10.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.09(a)       0.07      0.00(b)        (0.08)(b)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.84          1.21      1.52           (1.27)
==================================================================================================================
    Total from investment operations                             0.93          1.28      1.52           (1.35)
==================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.10)        (0.07)    (0.01)             --
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.21)           --        --              --
==================================================================================================================
    Total distributions                                         (0.31)        (0.07)    (0.01)             --
==================================================================================================================
Net asset value, end of period                                $ 11.99       $ 11.37    $10.16         $  8.65
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(c)                                                  8.20%        12.64%    17.55%         (13.50)%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $45,513       $15,316    $5,848         $ 1,116
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.65%(d)      1.65%     2.16%           2.40%(e)
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.85%(d)      2.35%     2.77%           4.91%(e)
==================================================================================================================
Ratio of net investment income (loss) to average net assets      0.62%(a)(d)    0.62%    0.00%          (0.99)%(e)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate(f)                                         22%           30%       72%             42%
__________________________________________________________________________________________________________________
==================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned by Microsoft Corp. on December 2, 2004. Net investment income per share excluding the special dividend remains the same and the ratio of net investment income to average net assets excluding the special dividend is 0.59%.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $32,135,980.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                 CLASS R
                                                              -------------
                                                               OCTOBER 25,
                                                                  2005
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               OCTOBER 31,
                                                                  2005
---------------------------------------------------------------------------
Net asset value, beginning of period                             $11.99
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.00
---------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.12
===========================================================================
    Total from investment operations                               0.12
===========================================================================
Net asset value, end of period                                   $12.11
___________________________________________________________________________
===========================================================================
Total return                                                       1.00%(a)
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $   10
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.25%(b)
---------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.39%(b)
===========================================================================
Ratio of net investment income to average net assets               1.03%(b)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate(c)                                           22%
___________________________________________________________________________
===========================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $9,974. ()(c)Not annualized for periods less than one-year.

                                                              INVESTOR CLASS
                                                              --------------
                                                              JULY 15, 2005
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               OCTOBER 31,
                                                                   2005
----------------------------------------------------------------------------
Net asset value, beginning of period                            $    12.36
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.05
----------------------------------------------------------------------------
  Net losses on securities (both realized and unrealized)            (0.26)
============================================================================
    Total from investment operations                                 (0.21)
============================================================================
Less dividends from net investment income                            (0.04)
============================================================================
Net asset value, end of period                                  $    12.11
____________________________________________________________________________
============================================================================
Total return                                                         (1.68)%(a)
____________________________________________________________________________
============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,546,221
____________________________________________________________________________
============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      0.97%(b)
----------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.09%(b)
============================================================================
Ratio of net investment income to average net assets                  1.30%(b)
____________________________________________________________________________
============================================================================
Portfolio turnover rate(c)                                              22%
____________________________________________________________________________
============================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $1,555,583,393.
(c)  Not annualized for periods less than one-year.

                                                              INSTITUTIONAL CLASS
                                                              -------------------
                                                               OCTOBER 25, 2005
                                                                  (DATE SALES
                                                                 COMMENCED) TO
                                                                  OCTOBER 31,
                                                                     2005
---------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.99
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.00
---------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              0.13
=================================================================================
    Total from investment operations                                  0.13
=================================================================================
Net asset value, end of period                                      $12.12
_________________________________________________________________________________
=================================================================================
Total return                                                          1.08%(a)
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   48
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      0.68%(b)
---------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   0.80%(b)
=================================================================================
Ratio of net investment income to average net assets                  1.59%(b)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate                                                 22%
_________________________________________________________________________________
=================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $15,358.

NOTE 14--CHANGE IN INDEPENDENT PUBLIC ACCOUNTING FIRM

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending October 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior fiscal year, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

    E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

    On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

    On August 30, 2005, the West Virginia Office of the State Auditor-Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;



    - that certain AIM Funds inadequately employed fair value pricing;



    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;



    - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;



    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and



    - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under
Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under
Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Equity Funds and
Shareholders of AIM Diversified Dividend Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Diversified Dividend Fund (one of the funds constituting AIM Equity Funds, hereafter referred to as the "Fund") at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended October 31, 2004 and the financial highlights for each of the periods ended on or before October 31, 2004 were audited by another independent registered public accounting firm whose report, dated December 15, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

December 19, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2005



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.
   President                                      (financial services holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc. (registered investment advisor);
                                                  Director, A I M Capital Management, Inc.
                                                  (registered investment advisor) and
                                                  A I M Distributors, Inc. (registered
                                                  broker dealer); Director and Chairman,
                                                  AIM Investment Services, Inc.,
                                                  (registered transfer agent) Fund
                                                  Management Company (registered broker
                                                  dealer) and INVESCO Distributors, Inc.
                                                  (registered broker dealer); and Chief
                                                  Executive Officer, AMVESCAP PLC -- AIM
                                                  Division (parent of AIM and a global
                                                  investment management firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); and CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                        (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

(1 )Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2 )Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of October 31, 2005




The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel,                2005           Retired                                    None
   Jr.(3) -- 1944
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc. (financial services holding
   Chief Compliance Officer                       company); Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

(3) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2005, 63.72% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $2,187,251 for the Fund's tax year ended October 31, 2005, of which, 100% is 15% rate gain.
For its tax year ended October 31, 2005 the fund designates 65.43%, or the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)
Of the ordinary dividends paid, 0.90% was derived from U.S. Treasury
Obligations.

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS (UNAUDITED)
The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005, July 31, 2005 and October 31, 2005 are 10.38%, 14.23%, 9.97% and 7.44%, respectively.

      DOMESTIC EQUITY                                    SECTOR EQUITY                        AIM ALLOCATION SOLUTIONS

AIM Aggressive Growth Fund                   AIM Advantage Health Sciences Fund         AIM Conservative Allocation Fund
AIM Basic Balanced Fund*                     AIM Energy Fund                            AIM Growth Allocation Fund(2)
AIM Basic Value Fund                         AIM Financial Services Fund                AIM Moderate Allocation Fund
AIM Blue Chip Fund                           AIM Global Health Care Fund                AIM Moderate Growth Allocation Fund
AIM Capital Development Fund                 AIM Global Real Estate Fund                AIM Moderately Conservative Allocation Fund
AIM Charter Fund                             AIM Gold & Precious Metals Fund
AIM Constellation Fund                       AIM Leisure Fund                                 DIVERSIFIED PORTFOLIOS
AIM Diversified Dividend Fund                AIM Multi-Sector Fund
AIM Dynamics Fund                            AIM Real Estate Fund(1)                    AIM Income Allocation Fund
AIM Large Cap Basic Value Fund               AIM Technology Fund                        AIM International Allocation Fund
AIM Large Cap Growth Fund                    AIM Utilities Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund(1)                        FIXED INCOME
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                     TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund                   AIM Floating Rate Fund
AIM Premier Equity Fund                      AIM High Yield Fund
AIM S&P 500 Index Fund                       AIM Income Fund
AIM Select Equity Fund                       AIM Intermediate Government Fund
AIM Small Cap Equity Fund                    AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund(1)                 AIM Money Market Fund
AIM Small Company Growth Fund                AIM Short Term Bond Fund
AIM Summit Fund                              AIM Total Return Bond Fund
AIM Trimark Endeavor Fund                    Premier Portfolio
AIM Trimark Small Companies Fund             Premier U.S. Government Money Portfolio
AIM Weingarten Fund

* Domestic equity and income fund

       INTERNATIONAL/GLOBAL EQUITY           TAX-FREE

AIM Asia Pacific Growth Fund                 AIM High Income Municipal Fund(1)
AIM Developing Markets Fund                  AIM Municipal Bond Fund
AIM European Growth Fund                     AIM Tax-Exempt Cash Fund
AIM European Small Company Fund(1)           AIM Tax-Free Intermediate Fund
AIM Global Aggressive Growth Fund            Premier Tax-Exempt Portfolio
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Value Fund                        =======================================================================================
AIM International Core Equity Fund           CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR
AIM International Growth Fund                THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL
AIM International Small Company Fund(1)      ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
AIM Trimark Fund                             =======================================================================================


(1) This fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the fund, please see the appropriate prospectus.

(2) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund. If used after January 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of September 30, 2005.


AIMinvestments.com                 DDI-AR-1              A I M Distributors,Inc.




                              YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
------------------------------------------------------------------------------
Mutual   Retirement   Annuities   College   Separately   Offshore   Cash                    [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products                 Savings   Managed      Products   Management                     --Registered Trademark--
                                  Plans     Accounts
------------------------------------------------------------------------------

                                                  AIM LARGE CAP BASIC VALUE FUND
                                 Annual Report to Shareholders o October 31,2005


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                          --Registered Trademark--

AIM LARGE CAP BASIC VALUE FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          o The unmanaged LIPPER LARGE-CAP VALUE       lowest common percentage method. This
                                             FUND INDEX represents an average of the      method compares each security's percentage
o Class B shares are not available as an     performance of the 30 largest                of total net assets in both portfolios and
investment for retirement plans maintained   large-capitalization value funds tracked     adds the lower percentages of the two
pursuant to Section 401 of the Internal      by Lipper, Inc., an independent mutual       portfolios to determine commonality.
Revenue Code, including 401(k) plans,        fund performance monitor.
money purchase pension plans and profit                                                   o Industry classifications used in this
sharing plans. Plans that had existing       o The unmanaged RUSSELL 1000--Registered     report are generally according to the
accounts invested in Class B shares prior    Trademark-- VALUE INDEX is a subset of the   Global Industry Classification Standard,
to September 30, 2003, will continue to be   unmanaged RUSSELL 1000--Registered           which was developed by and is the
allowed to make additional purchases.        Trademark-- INDEX, which represents the      exclusive property and a service mark of
                                             performance of the stocks of                 Morgan Stanley Capital International Inc.
o Class R shares are available only to       large-capitalization companies; the Value    and Standard & Poor's.
certain retirement plans. Please see the     subset measures the performance of Russell
prospectus for more information.             1000 companies with lower price/book         The Fund provides a complete list of its
                                             ratios and lower forecasted growth values.   holdings four times in each fiscal year,at
o Investor Class shares are closed to most                                                the quarter-ends. For the second and
investors. For more information on who may   o The unmanaged MSCI WORLD INDEX is a        fourth quarters,  the lists appear in the
continue to invest in the Investor Class     group of global securities tracked by        Fund's semiannual and annual reports to
shares, please see the prospectus.           Morgan Stanley Capital International.        shareholders. For the first and third
                                                                                          quarters, the Fund files the lists with
PRINCIPAL RISKS OF INVESTING IN THE FUND     o The Fund is not managed to track the       the Securities and Exchange Commission
                                             performance of any particular index,         (SEC) on Form N-Q. The most recent list of
o The Fund may invest up to 25% of its       including the indexes defined here, and      portfolio holdings is available at
assets in the securities of non-U.S.         consequently, the performance of the Fund    AIMinvestments.com. From our home
issuers. International investing presents    may deviate significantly from the           page, click on Products & Performance,
certain risks not associated with            performance of the indexes.                  then Mutual Funds, then Fund Overview.
investing solely in the United States.                                                    Select your Fund from the drop-down menu
These include risks relating to              o A direct investment cannot be made in an   and click on Complete Quarterly Holdings.
fluctuations in the value of the U.S.        index. Unless otherwise indicated, index     Shareholders can also look up the Fund's
dollar relative to the values of other       results include reinvested dividends, and    Forms N-Q on the SEC's Web site at
currencies, the custody arrangements made    they do not reflect sales charges.           sec.gov. And copies of the Fund's Forms
for the Fund's foreign holdings,             Performance of an index of funds reflects    N-Q may be reviewed and copied at the
differences in accounting, political risks   fund expenses; performance of a market       SEC's Public Reference Room at 450 Fifth
and the lesser degree of public              index does not.                              Street, N.W., Washington, D.C. 20549-0102.
information required to be provided by                                                    You can obtain information on the
non-U.S. companies.                          OTHER INFORMATION                            operation of the Public Reference
                                                                                          Room, including information about
o Although the Fund's return during          o The returns shown in management's          duplicating fee charges, by calling
certain periods was positively impacted by   discussion of Fund performance are based     202-942-8090 or 800-732-0330, or by
its investments in initial public            on net asset values calculated for           electronic request at the following e-mail
offerings (IPOs), there can be no            shareholder transactions. Generally          address: publicinfo@sec.gov. The SEC file
assurance that the Fund will have            accepted accounting principles require       numbers for the Fund are 811-01424 and
favorable IPO investment opportunities in    adjustments to be made to the net assets     2-25469.
the future.                                  of the Fund at period end for financial
                                             reporting purposes, and as such, the net     A description of the policies and
ABOUT INDEXES USED IN THIS REPORT            asset values for shareholder transactions    procedures that the Fund uses to determine
                                             and the returns based on those net asset     how to vote proxies relating to portfolio
o The unmanaged Standard & Poor's            values may differ from the net asset         securities is available without
Composite Index of 500 Stocks (the S&P 500   values and returns reported in the           charge, upon request, from our Client
--Registered Trademark-- INDEX) is an index  Financial Highlights.                        Services department at 800-959-4246 or on
of common stocks frequently used as a                                                     the AIM Web site, AIMinvestments.com. On
general measure of U.S. stock market         o Commonality measures the similarity of     the home page, scroll down and click on
performance.                                 holdings between two portfolios using the    AIM Funds Proxy Policy. The information is
                                                                                          also available on the Securities and
                                                                                          Exchange Commission's Web site, sec.gov.

                                                                                          Information regarding how the Fund voted
                                                                                          proxies related to its portfolio
                                                                                          securities during the 12 months ended June
                                                                                          30, 2005, is available at our Web site. Go
                                                                                          to AIMinvestments.com, access the About Us
                                                                                          tab, click on Required Notices and then
                                                                                          click on Proxy Voting Activity.
                                                                                          Next, select the Fund from the drop-down
                                                                                          menu. The information is also available on
                                                                                          the Securities and Exchange Commission's
                                                                                          Web site, sec.gov.

======================================================================================    ==========================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND                 FUND NASDAQ SYMBOLS
PROSPECTUS,WHICH CONTAINS MORE COMPLETE INFORMATION,INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                            Class A Shares                    LCBAX
                                                                                          Class B Shares                    LCBBX
======================================================================================    Class C Shares                    LCBCX
                                                                                          Class R Shares                    LCBRX
                                                                                          Investor Class Shares             LCINX

                                                                                          ==========================================

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

AIMinvestments.com

AIM LARGE CAP BASIC VALUE FUND


                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                    The fiscal year covered by this report was quite good to
                    equity investors. Domestically, the broad-based S&P 500
      [GRAHAM       Index returned 8.72%. Globally, Morgan Stanley's MSCI World
       PHOTO]       Index rose 13.27%. Much of this good performance, though,
                    was attained early in the fiscal year as virtually every equity index declined during October of 2005. Concern about the inflationary potential of rising energy costs was frequently cited as a major cause of market weakness.

                       Within the indexes, there was considerable variability in
                    the performance of different sectors and markets.
  ROBERT H. GRAHAM  Domestically, energy sector performance far outpaced that of the other sectors in the S&P 500 Index, reflecting rising oil and gas prices. Overseas, emerging markets produced more attractive results than did developed markets, at least in part because emerging markets tend to be more closely tied to the performance of natural resources and commodities.

                       One could make a strong argument for global
                    diversification of a stock portfolio using the performance data for the fiscal year ended October 31, 2005. Of course, your financial advisor is the person most qualified to help you decide whether such diversification is appropriate for you.

                       For a discussion of the specific market conditions that
    [WILLIAMSON     affected your Fund and how your Fund was managed during the
      PHOTO]        fiscal year, please turn to Page 3.

                    NEW INFORMATION IN THIS REPORT

                    We would like to call your attention to two new elements in this report. First, on Page 2, is a message from Bruce Crockett, the independent Chair of the Board of Trustees of the AIM Funds. We first introduced you to Mr. Crockett in
 MARK H. WILLIAMSON the annual report on your Fund dated October 31, 2004. Mr.
                    Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair in October 2004.

                       Mr. Crockett plans to keep AIM shareholders informed of
                    the work of the Board regularly via letters in the Fund reports. We certainly think this is a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                       One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 8 and 9.

                       Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.


                    Sincerely,

                    /S/ ROBERT H. GRAHAM              /S/ MARK H. WILLIAMSON

                    Robert H. Graham                  Mark H. Williamson
                    President & Vice Chair,           President,
                     AIM Funds                         A I M Advisors, Inc.

                    December 15, 2005


AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM LARGE CAP BASIC VALUE FUND


                    DEAR AIM FUNDS SHAREHOLDERS:

                    As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.

                       At our most recent meeting in June 2005, your Board
     [CROCKETT      approved voluntary fee reductions from A I M Advisors, Inc.
       PHOTO]       (AIM) that save shareholders approximately $20.8 million
                    annually, based on asset levels as of March 31, 2005. The majority of these expense reductions, which took effect July
                    1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.

                       Our June meeting, which was the culmination of more than
                    two and one-half months of review and discussions, took BRUCE L. CROCKETT place over a three-day period. The meeting included your
                    Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 8 and
                    9. I encourage you to review it.

                       Together with monitoring fund expenses, fund performance
                    is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                       Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 14 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                       At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                       Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.


                    Sincerely,

                    /S/ BRUCE L. CROCKETT


                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    December 15, 2005

AIM LARGE CAP BASIC VALUE FUND


MANAGEMENT'S DISCUSSION                                                                   gains in the period, but health care
OF FUND PERFORMANCE                                                                       stocks made the greatest contribution to
                                                                                          overall Fund performance due to the
=======================================================================================   success of our diversified investments in
                                                                                          drug distributors, health maintenance
PERFORMANCE SUMMARY                          ==========================================   organizations and hospitals.

For the fiscal year ended October 31,        FUND VS. INDEXES                                Health care holdings WELLPOINT,
2005, Class A shares of AIM Large Cap                                                     MCKESSON and CARDINAL HEALTH were among
Basic Value Fund at net asset value          TOTAL RETURNS, 10/31/04-10/31/05,            the biggest contributors to Fund
slightly outperformed the S&P 500 Index,     EXCLUDING APPLICABLE SALES CHARGES. IF       performance. The performance of
and underperformed the Russell 1000 Value    APPLICABLE SALES CHARGES WERE INCLUDED,      pharmaceutical distributors McKesson and
Index. Long term Fund performance            RETURNS WOULD BE LOWER.                      Cardinal Health was in sharp contrast to
information appears on Pages 6 and 7.                                                     the prior fiscal year in which both stocks
Since Fund inception (June 30, 1999) and     Class A Shares                       9.38%   suffered double-digit declines. Both
excluding applicable sales charges,                                                       companies rallied in the current period in
Class A shares have outperformed the         Class B Shares                       8.65    response to the progress made in the
Lipper Large-Cap Value Fund Index,                                                        industry's ongoing transition to a
returning an average of 5.47% per year       Class C Shares                       8.65    fee-for-service platform, a move that will
versus an average of 1.40% per year for                                                   substantially reduce their exposure to the
the index--an average annual total return    Class R Shares                       9.18    inherent volatility of drug pricing.
difference of more than four percentage                                                   Energy service and equipment providers
points.                                      Investor Class Shares                9.54    HALLIBURTON and TRANSOCEAN rose more than
                                                                                          60% in the period as oil and natural gas
   Fund returns for the fiscal year were     S&P 500 Index                                prices reached new highs in the wake of
largely driven by strength in both the       (Broad Market Index)                 8.72    hurricane-related supply disruptions along
health care and energy sectors. Class A                                                   the U.S. Gulf Coast.
shares slightly outperformed the S&P 500     Russell 1000 Value Index
Index due to the strong returns we           (Style-Specific Index)              11.86       Our largest detractors to performance
experienced in these two sectors, and the                                                 were FANNIE MAE, PFIZER and TYCO
Fund also benefited from our higher weight   Lipper Large-Cap Value Fund Index            INTERNATIONAL. Fannie Mae was the most
in the health care sector. The Fund          (Peer Group Index)                   9.96    significant detractor from Fund
underperformed the Russell 1000 Value                                                     performance in the period, but little has
Index, as returns in several sectors         SOURCE: LIPPER,INC.                          changed since our mid-year commentary. The
including industrials, consumer staples                                                   company continues the arduous process of
and financials were                          ==========================================   restating its historical results caused by
                                                                                          a change in the interpretation of
                                             all below those of the benchmark. The        accounting standards. We continue to
                                             absence of any holdings in the utility       believe that Fannie Mae's estimated
                                             sector, one of the best performing sectors   intrinsic value will be driven by future
                                             of the market, also contributed to           regulatory capital requirements and not
                                             underperformance. We have chosen to invest   the non-economic impact of accounting
                                             in other investments outside the sector      restatements. And based on a variety of
                                             that offer more compelling upside            existing capital standards,
                                             opportunities with lower investment risk.
                                                                                                                         (continued)
=======================================================================================

CURRENT PERIOD ANALYSIS                      surging gasoline prices and the ongoing
                                             fear of a housing bubble seemed to
The U.S. economy continued to expand         dominate the popular press, but not even
throughout the fiscal year, with corporate   the combined effect of these events could
profits generally improving amid a           stop the equity markets from achieving
backdrop of rising short-term interest       strong single-digit returns. The energy
rates and record high oil and natural gas    sector posted the biggest
prices. Hurricanes,

==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP 5 INDUSTRIES*                            TOP 10 EQUITY HOLDINGS*

By sector                                     1. Health Care Distributors          7.0%    1. Cardinal Health,Inc.              4.3%
                                              2. Pharmaceuticals                   7.0     2. Halliburton Co.                   3.8
               [PIE CHART]                    3. Oil & Gas Equipment & Services    6.3     3. WellPoint,Inc.                    3.6
                                              4. Other Diversified Financial               4. Tyco International Ltd.           3.4
Health Care                          21.1%        Services                         6.0     5. Sanofi-Aventis (France)           3.2
Financials                           20.1%    5. Industrial Conglomerates          5.4     6. Citigroup Inc.                    3.2
Industrials                          15.8%                                                 7. JPMorgan Chase & Co.              2.9
Consumer Discretionary               13.0%   TOTAL NET ASSETS           $381.4 MILLION     8. Omnicom Group Inc.                2.9
Energy                                8.6%                                                 9. First Data Corp.                  2.9
Consumer Staples                      8.0%   TOTAL NUMBER OF HOLDINGS*              46    10. Computer Associates
Information Technology                7.3%                                                     International,Inc.               2.9
Materials                             3.8%
Money Market Funds Plus
Other Assets Less Liabilities         2.3%

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

==========================================   ==========================================   ==========================================

AIM LARGE CAP BASIC VALUE FUND


we believe that Fannie Mae continues to be   generated by the business. The Fund's        The views and opinions expressed in
an attractive investment opportunity.        philosophy is based on two elements that     management's discussion of Fund
                                             we believe have extensive empirical          performance are those of A I M Advisors,
   Pfizer fell more than 20% in the period   evidence:                                    Inc. These views and opinions are subject
as the company continued to address many                                                  to change at any time based on factors
ongoing challenges, including patent         o companies have a measurable estimated      such as market and economic conditions.
expirations, generic substitution,           intrinsic value. Importantly, this fair      These views and opinions may not be relied
diminished pricing power and declining       value is independent of the company's        upon as investment advice or
demand for its Cox-2 antiinflammatory        stock price                                  recommendations, or as an offer for a
drug, Celebrex --Registered Trademark--.                                                  particular security. The information is
We believe these challenges may make it      o market prices are more volatile than       not a complete analysis of every aspect of
difficult for Pfizer to grow earnings in     business values, partly because investors    any market, country, industry, security or
the near term. Still, we see a long-term     regularly overreact to negative news         the Fund. Statements of fact are from
opportunity for the world's largest drug                                                  sources considered reliable, but A I M
company as we believe these and other           Since our application of this strategy    Advisors, Inc. makes no representation or
issues are already discounted in the         is highly disciplined and relatively         warranty as to their completeness or
company's historically low valuation.        unique, it is important to understand the    accuracy. Although historical performance
                                             benefits and limitations of our process.     is no guarantee of future results, these
   Tyco was one of your Fund's best          First, the investment strategy is intended   insights may help you understand our
performing stocks in both 2003 and 2004,     to preserve your capital while growing it    investment management philosophy.
having nearly tripled from the lows          at above-market rates over the long term.
reached over three years ago. The company    Second, we have little portfolio                    See important Fund and index
has clearly emerged from an accounting       commonality with popular benchmarks and           disclosures inside front cover.
scandal that dates back to 2002. The stock   most of our peers. Third, short-term
fell as the pace of both sales and           relative performance will differ from the
operating improvement began to moderate.     benchmarks and have little information                           BRET W. STANLEY,
While we are disappointed in recent          value simply because we don't own the              [STANLEY      Chartered Financial
results, the ongoing turnaround of this      exact same stocks (low commonality).                PHOTO]       Analyst, senior
company remains intact and we believe the                                                                     portfolio manager, is
stock represents one of the more             PORTFOLIO ASSESSMENT                                             lead manager of AIM
compelling opportunities in the portfolio.                                                Large Cap Basic Value Fund and the head of
                                             We believe the single most important         AIM's Value Investment Management Unit.
   We made a few changes to the portfolio    indicator of the way AIM Large Cap Basic     Prior to joining AIM in 1998, served as a
since the Fund's semiannual report. We       Value Fund is positioned for potential       vice president and portfolio manager for
sold our remaining shares in MOTOROLA and    success is not our historical investment     another investment firm. Mr. Stanley
initiated a new position in MOLSON COORS     results or popular statistical measures,     received a B.B.A. in finance from The
BREWING. In February 2005, Adolph Coors      but rather the portfolio's estimated         University of Texas at Austin and an M.S.
Co. merged with Molson Inc. to form Molson   intrinsic value. Since we can estimate the   in finance from the University of Houston.
Coors Brewing Co. We believe the company     intrinsic value of each holding in the
will realize significant merger-related      portfolio, we can also estimate the                              R. CANON COLEMAN II,
cost savings over the next few years, and    intrinsic value of the entire Fund. The          [COLEMAN II     Chartered Financial
the industry will likely offer moderate      difference between market price and                PHOTO]        Analyst, portfolio
but stable unit growth.                      estimated intrinsic value is about average                       manager, is manger of
                                             for your Fund for the past several years.                        AIM Large Cap Basic
   Another new purchase for the Fund was     However, we believe this estimated           Value Fund. He joined AIM in 2000. He
CEMEX, a global leader in the production     intrinsic value content is significantly     previously worked as a CPA. Mr. Coleman
of aggregates, cement and ready-mix          greater than what is available in the        earned a B.S. and an M.S. in accounting
concrete. The recent acquisition of          market. While there is no assurance that     from the University of Florida. He also
UK-based RMC GROUP doubled the company's     market value will ever reflect our           has an M.B.A. from The Wharton School at
sales while providing significant cost       estimate of portfolio intrinsic value, as    the University of Pennsylvania.
savings and complimentary product lines      managers and shareholders we believe this
for the combined entity. Additionally, the   provides the best indication that your                           MATTHEW W.SEINSHEIMER,
cement industry continues to benefit from    Fund is positioned to potentially achieve        [SEINSHEIMER    Chartered Financial
global growth trends as well as the          its objective of long-term growth of                PHOTO]       Analyst, senior
structural advantages related to the         capital.                                                         portfolio manager, is
cement business, where new capacity has                                                                       manager of AIM Large
proven difficult to build, and               IN CLOSING                                   Cap Basic Value Fund. He began his
transportation issues typically limit                                                     investment career in 1992 as a
trade to regional markets.                   While results in the period modestly         fixed-income trader. He joined AIM as a
                                             trailed those of our peers, we know that     senior analyst in 1998. He received a
INVESTMENT PROCESS AND EVALUATION            normal market volatility limits our          B.B.A. from Southern Methodist University
                                             ability to measure success over short        and an M.B.A. from The University of Texas
We seek to create wealth by maintaining a    periods of time. Over longer periods,        at Austin.
long-term investment horizon and investing   though, we have demonstrated the potential
in companies that are selling at a           to turn market volatility and investor                           MICHAEL J. SIMON,
significant discount to their estimated      overreaction into capital appreciation. As          [SIMON       Chartered Financial
intrinsic value--a value that is based on    always, we continued to work hard on your           PHOTO]       Analyst, senior
the future cash flows                        behalf, and we thank you for your                                portfolio manager, is
                                             investment and for sharing our long-term                         manager of AIM Large
                                             horizon.                                     Cap Basic Value Fund. Prior to joining AIM
                                                                                          in 2001, Mr. Simon worked as a vice
                                                                                          president, equity analyst and portfolio
                                                                                          manager at another investment firm. He
                                                                                          received a B.B.A. in finance from Texas
                                                                                          Christian University and an M.B.A. from
                                                                                          the University of Chicago.
                                                                                          Assisted by the Basic Value Team

                                                                                          FOR A PRESENTATION OF YOUR FUND'S
                                                                                          LONG-TERM PERFORMANCE,PLEASE SEE PAGES 6
                                                                                          AND 7.

AIM LARGE CAP BASIC VALUE FUND


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      with the amount you invested, to estimate       The hypothetical account values and
                                             the expenses that you paid over the          expenses may not be used to estimate the
As a shareholder of the Fund, you incur      period. Simply divide your account value     actual ending account balance or expenses
two types of costs: (1) transaction costs,   by $1,000 (for example, an $8,600 account    you paid for the period. You may use this
which may include sales charges (loads) on   value divided by $1,000 = 8.6), then         information to compare the ongoing costs
purchase payments; contingent deferred       multiply the result by the number in the     of investing in the Fund and other funds.
sales charges on redemptions; and            table under the heading entitled "Actual     To do so, compare this 5% hypothetical
redemption fees, if any; and (2) ongoing     Expenses Paid During Period" to estimate     example with the 5% hypothetical examples
costs, including management fees;            the expenses you paid on your account        that appear in the shareholder reports of
distribution and/or service fees (12b-1);    during this period.                          the other funds.
and other Fund expenses. This example is
intended to help you understand your         HYPOTHETICAL EXAMPLE FOR                        Please note that the expenses shown in
ongoing costs (in dollars) of investing in   COMPARISON PURPOSES                          the table are meant to highlight your
the Fund and to compare these costs with                                                  ongoing costs only and do not reflect any
ongoing costs of investing in other mutual   The table below also provides information    transactional costs, such as sales charges
funds. The example is based on an            about hypothetical account values and        (loads) on purchase payments, contingent
investment of $1,000 invested at the         hypothetical expenses based on the Fund's    deferred sales charges on redemptions, and
beginning of the period and held for the     actual expense ratio and an assumed rate     redemption fees, if any. Therefore, the
entire period May 1, 2005, through October   of return of 5% per year before expenses,    hypothetical information is useful in
31, 2005.                                    which is not the Fund's actual return. The   comparing ongoing costs only, and will not
                                             Fund's actual cumulative total returns at    help you determine the relative total
ACTUAL EXPENSES                              net asset value after expenses for the six   costs of owning different funds. In
                                             months ended October 31, 2005, appear in     addition, if these transactional costs
The table below provides information about   the table "Cumulative Total Returns" on      were included, your costs would have been
actual account values and actual expenses.   page 6.                                      higher.
You may use the information in this table,
together

====================================================================================================================================

                                                     ACTUAL                                    HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING            ENDING               EXPENSES         ENDING            EXPENSES          ANNUALIZED
 SHARE             ACCOUNT VALUE       ACCOUNT VALUE          PAID DURING   ACCOUNT VALUE        PAID DURING         EXPENSE
 CLASS               (5/01/05)         (10/31/05)(1)          PERIOD(2,3)     (10/31/05)         PERIOD(2,4)          RATIO
   A                 $1,000.00           $1,033.60              $ 6.66         $1,018.65           $ 6.61             1.30%
   B                  1,000.00            1,030.00               10.28          1,015.07            10.21             2.01
   C                  1,000.00            1,030.00               10.28          1,015.07            10.21             2.01
   R                  1,000.00            1,033.10                7.74          1,017.59             7.68             1.51
Investor              1,000.00            1,034.40                6.46          1,018.85             6.41             1.26


(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2005, through October 31,
    2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2005, appear in the table "Cumulative Total Returns" on Page 6.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. Effective on July 1, 2005, the distributor contractually agreed to reduce rule 12b-1 plan fees for Class A shares to 0.25%. Also effective on July 1, 2005, the advisor contractually agreed to limit expenses to 1.22%, 1.97%, 1.97%, 1.47% and 1.22% for Class A, B, C, R and Investor class shares, respectively. The annualized expense ratios restated as if the agreement had been in effect throughout the entire most recent fiscal half year are 1.22%, 1.97%, 1.97%, 1.47% and 1.22% for Class A, B, C and R shares and Investor Class shares, respectively.

(3) The actual expenses paid restated as if the changes discussed above had been in effect throughout the most recent fiscal half year are $6.25, $10.08, $10.08, $7.53 and $6.26 for Class A, B, C and R shares and Investor Class shares, respectively.

(4) The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the most recent fiscal half year are $6.21, $10.01, $10.01, $7.48 and $6.21 for Class A, B, C and R shares and Investor Class shares, respectively.

====================================================================================================================================

                                                                                          [ARROW
                                                                                          BUTTON   For More Information Visit
                                                                                          IMAGE]   AIMinvestments.com

AIM LARGE CAP BASIC VALUE FUND


YOUR FUND'S LONG-TERM PERFORMANCE


RESULTS OF A $10,000 INVESTMENT

Fund and index data from 6/30/99


                                                          [MOUNTAIN CHART]

========================================================================================
                AIM LARGE CAP BASIC     LIPPER LARGE-CAP       RUSSELL 1000      S&P 500
                    VALUE FUND-            VALUE FUND          VALUE INDEX        INDEX
DATE              CLASS A SHARES             INDEX

6/30/99               $ 9450                 $10000               $10000         $10000
   7/99                 9100                   9716                 9707           9689
   8/99                 8874                   9539                 9347           9641
   9/99                 8458                   9186                 9020           9377
  10/99                 8883                   9629                 9540           9970
  11/99                 9242                   9662                 9465          10173
  12/99                 9697                   9960                 9511          10771
   1/00                 9424                   9539                 9200          10230
   2/00                 9269                   9138                 8517          10037
   3/00                10331                   9974                 9556          11018
   4/00                10292                   9863                 9445          10687
   5/00                10555                   9871                 9544          10468
   6/00                10233                   9762                 9108          10725
   7/00                10457                   9718                 9222          10558
   8/00                11091                  10280                 9735          11213
   9/00                11266                  10118                 9824          10621
  10/00                11744                  10199                10066          10576
  11/00                11335                   9761                 9692           9743
  12/00                11805                  10154                10178           9791
   1/01                12138                  10239                10217          10138
   2/01                11962                   9745                 9933           9214
   3/01                11560                   9367                 9582           8631
   4/01                12178                   9897                10052           9301
   5/01                12541                  10057                10277           9363
   6/01                12502                   9783                10050           9136
   7/01                12492                   9717                10028           9046
   8/01                11953                   9262                 9627           8480
   9/01                10670                   8539                 8949           7795
  10/01                10728                   8594                 8872           7944
  11/01                11610                   9146                 9388           8553
  12/01                11953                   9284                 9609           8628
   1/02                11717                   9112                 9535           8502
   2/02                11492                   9062                 9550           8338
   3/02                12207                   9462                10002           8652
   4/02                11786                   9059                 9659           8128
   5/02                11727                   9071                 9707           8068
   6/02                10611                   8438                 9150           7493
   7/02                 9699                   7709                 8299           6909
   8/02                 9826                   7761                 8362           6955
   9/02                 8464                   6864                 7432           6200
  10/02                 9013                   7368                 7983           6745
  11/02                 9737                   7830                 8486           7141
  12/02                 9179                   7457                 8117           6722
   1/03                 8905                   7279                 7921           6546
   2/03                 8592                   7097                 7710           6448
   3/03                 8562                   7093                 7722           6510
   4/03                 9385                   7692                 8402           7046
   5/03                10208                   8165                 8944           7417
   6/03                10316                   8258                 9056           7512
   7/03                10552                   8373                 9191           7644
   8/03                10915                   8515                 9334           7793
   9/03                10757                   8419                 9243           7711
  10/03                11159                   8884                 9809           8147
  11/03                11394                   8993                 9942           8218
  12/03                12119                   9545                10555           8649
   1/04                12364                   9689                10741           8808
   2/04                12686                   9894                10971           8930
   3/04                12637                   9775                10875           8795
   4/04                12363                   9595                10609           8658
   5/04                12363                   9665                10717           8776
   6/04                12725                   9878                10970           8947
   7/04                11941                   9640                10816           8651
   8/04                11882                   9710                10970           8685
   9/04                11980                   9825                11140           8779
  10/04                12107                   9929                11325           8913
  11/04                12734                  10361                11897           9274
  12/04                13214                  10690                12296           9589
   1/05                12999                  10482                12078           9356
   2/05                13204                  10776                12478           9553
   3/05                13027                  10601                12307           9384
   4/05                12812                  10391                12086           9206
   5/05                13057                  10634                12377           9498
   6/05                13174                  10742                12513           9512
   7/05                13546                  11092                12875           9866
   8/05                13312                  11044                12819           9776
   9/05                13429                  11151                12999           9855
  10/05               $13248                 $10918               $12669         $ 9690

========================================================================================
                                                                  SOURCE: LIPPER,INC.


The data shown in the chart include          chart is more effective than other types
reinvested distributions, applicable sales   of charts in illustrating changes in value
charges, Fund expenses and management        during the early years shown in the chart.
fees. Index results include reinvested       The vertical axis, the one that indicates
dividends, but they do not reflect sales     the dollar value of an investment, is
charges. Performance of an index of funds    constructed with each segment representing
reflects fund expenses and management        a percent change in the value of the
fees; performance of a market index does     investment. In this chart, each segment
not. Performance shown in the chart and      represents a doubling, or 100% change, in
table(s) does not reflect deduction of       the value of the investment. In other
taxes a shareholder would pay on Fund        words, the space between $5,000 and
distributions or sale of Fund shares.        $10,000 is the same size as the space
Performance of the indexes does not          between $10,000 and $20,000.
reflect the effects of taxes. This chart,
which is a logarithmic chart, presents the
fluctuations in the value of the Fund and
its indexes. We believe that a logarithmic                                                ==========================================

                                                                                          CUMULATIVE TOTAL RETURNS

                                                                                          6 months ended 10/31/05, excluding
                                                                                          applicable sales charges

                                                                                          Class A Shares                       3.36%
                                                                                          Class B Shares                       3.00
                                                                                          Class C Shares                       3.00
                                                                                          Class R Shares                       3.31
                                                                                          Investor Class Shares                3.44

                                                                                          ==========================================

AIM LARGE CAP BASIC VALUE FUND


=======================================================================================
AVERAGE ANNUAL TOTAL RETURNS, FUND VS. LIPPER LARGE CAP VALUE FUND INDEX                  CLASS R SHARES' INCEPTION DATE IS JUNE 3,
                                                                                          2002. RETURNS SINCE THAT DATE ARE
As of 10/31/05, including applicable sales charges                                        HISTORICAL RETURNS. ALL OTHER RETURNS ARE
                                                                                          BLENDED RETURNS OF HISTORICAL CLASS R
CLASS A SHARES                               LIPPER LARGE CAP VALUE FUND INDEX            SHARE PERFORMANCE AND RESTATED CLASS A
Inception (6/30/99)                  4.54%   (Index data from 6/30/99)            1.40%   SHARE PERFORMANCE (FOR PERIODS PRIOR TO
 5 Years                             1.28    5 Years                              1.37    THE INCEPTION DATE OF CLASS R SHARES) AT
 1 Year                              3.36    1 Year                               9.96    NET ASSET VALUE, ADJUSTED TO REFLECT THE
                                                                                          HIGHER RULE 12b-1 FEES APPLICABLE TO CLASS
CLASS B SHARES                                                                            R SHARES. CLASS A SHARES' INCEPTION DATE
Inception (8/1/00)                   3.52%   (Index data from 7/31/00)            2.24%   IS JUNE 30, 1999.
 5 Years                             1.39    5 Years                              1.37
 1 Year                              3.65    1 Year                               9.96       INVESTOR CLASS SHARES' INCEPTION DATE
                                                                                          IS SEPTEMBER 30, 2003. RETURNS SINCE THAT
CLASS C SHARES                                                                            DATE ARE HISTORICAL RETURNS. ALL OTHER
Inception (8/1/00)                   3.68%   (Index data from 7/31/00)            2.24%   RETURNS ARE BLENDED RETURNS OF HISTORICAL
 5 Years                             1.76    5 Years                              1.37    INVESTOR CLASS SHARE PERFORMANCE AND
 1 Year                              7.65    1 Year                               9.96    RESTATED CLASS A SHARE PERFORMANCE (FOR
                                                                                          PERIODS PRIOR TO THE INCEPTION DATE OF
CLASS R SHARES                                                                            INVESTOR CLASS SHARES) AT NET ASSET VALUE
Inception                            5.30%   (Index data from 5/31/02)            5.58%   AND REFLECT THE HIGHER RULE 12b-1 FEES
 5 Years                             2.26    5 Years                              1.37    APPLICABLE TO CLASS A SHARES. CLASS A
 1 Year                              9.18    1 Year                               9.96    SHARES' INCEPTION DATE IS JUNE 30, 1999.

INVESTOR CLASS SHARES                                                                        THE PERFORMANCE DATA QUOTED REPRESENT
Inception                            5.51%   Inception (9/30/03)                  1.40%   PAST PERFORMANCE AND CANNOT GUARANTEE
 5 Years                             2.48    5 Years                              1.37    COMPARABLE FUTURE RESULTS; CURRENT
 1 Year                              9.54    1 Year                               9.96    PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
                                                                                          VISIT AIMINVESTMENTS.COM FOR THE MOST
=======================================================================================   RECENT MONTH-END PERFORMANCE. PERFORMANCE
                                                                                          FIGURES REFLECT REINVESTED DISTRIBUTIONS,
=======================================================================================   CHANGES IN NET ASSET VALUE AND THE EFFECT
                                                                                          OF THE MAXIMUM SALES CHARGE UNLESS
AVERAGE ANNUAL TOTAL RETURNS, FUND VS. LIPPER LARGE CAP VALUE FUND INDEX                  OTHERWISE STATED.

As of 9/30/05, most recent calendar quarter end, including applicable sales charges          CLASS A SHARE PERFORMANCE REFLECTS THE
                                                                                          MAXIMUM 5.50% SALES CHARGE, AND CLASS B
                                                                                          AND CLASS C SHARE PERFORMANCE REFLECTS THE
CLASS A SHARES                               LIPPER LARGE CAP VALUE FUND INDEX            APPLICABLE CONTINGENT DEFERRED SALES
Inception (6/30/99)                  4.83%   (Index data from 6/30/99)            1.76%   CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
 5 Years                             2.42    5 Years                              1.96    CDSC ON CLASS B SHARES DECLINES FROM 5%
 1 Year                              5.95    1 Year                              13.50    BEGINNING AT THE TIME OF PURCHASE TO 0% AT
                                                                                          THE BEGINNING OF THE SEVENTH YEAR. THE
CLASS B SHARES                                                                            CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
Inception (8/1/00)                   3.87%   (Index data from 7/31/00)            2.70%   YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
 5 Years                             2.52    5 Years                              1.96    HAVE A FRONT-END SALES CHARGE; RETURNS
 1 Year                              6.25    1 Year                              13.50    SHOWN ARE AT NET ASSET VALUE AND DO NOT
                                                                                          REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
CLASS C SHARES                                                                            ON A TOTAL REDEMPTION OF RETIREMENT PLAN
Inception (8/1/00)                   4.03%   (Index data from 7/31/00)            2.70%   ASSETS WITHIN THE FIRST YEAR. INVESTOR
 5 Years                             2.89    5 Years                              1.96    CLASS SHARES DO NOT HAVE A FRONT-END SALES
 1 Year                             10.35    1 Year                              13.50    CHARGE OR A CDSC; THEREFORE, PERFORMANCE
                                                                                          IS AT NET ASSET VALUE.
CLASS R SHARES
Inception                            5.61%   (Index data from 5/31/02)            1.76%      THE PERFORMANCE OF THE FUND'S SHARE
 5 Years                             3.40    5 Years                              1.96    CLASSES WILL DIFFER DUE TO DIFFERENT SALES
 1 Year                             11.81    1 Year                              13.50    CHARGE STRUCTURES AND CLASS EXPENSES.

INVESTOR CLASS SHARES
Inception                            5.81%   Inception (9/30/03)                 15.08%
 5 Years                             3.61    5 Years                              1.96
 1 Year                             12.08    1 Year                              13.50

=======================================================================================

AIM LARGE CAP BASIC VALUE FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Equity Funds    o The quality of services to be provided     o Fees relative to those of comparable
(the "Board") oversees the management of     by AIM. The Board reviewed the credentials   funds with other advisors. The Board
AIM Large Cap Basic Value Fund (the          and experience of the officers and           reviewed the advisory fee rate for the
"Fund") and, as required by law,             employees of AIM who will provide            Fund under the Advisory Agreement. The
determines annually whether to approve the   investment advisory services to the Fund.    Board compared effective contractual
continuance of the Fund's advisory           In reviewing the qualifications of AIM to    advisory fee rates at a common asset level
agreement with A I M Advisors, Inc.          provide investment advisory services, the    and noted that the Fund's rate was below
("AIM"). Based upon the recommendation of    Board reviewed the qualifications of AIM's   the median rate of the funds advised by
the Investments Committee of the Board,      investment personnel and considered such     other advisors with investment strategies
which is comprised solely of independent     issues as AIM's portfolio and product        comparable to those of the Fund that the
trustees, at a meeting held on June 30,      review process, various back office          Board reviewed. The Board noted that AIM
2005, the Board, including all of the        support functions provided by AIM and        has agreed to waive advisory fees of the
independent trustees, approved the           AIM's equity and fixed income trading        Fund and to limit the Fund's total
continuance of the advisory agreement (the   operations. Based on the review of these     operating expenses, as discussed below.
"Advisory Agreement") between the Fund and   and other factors, the Board concluded       Based on this review, the Board concluded
AIM for another year, effective July 1,      that the quality of services to be           that the advisory fee rate for the Fund
2005.                                        provided by AIM was appropriate and that     under the Advisory Agreement was fair and
                                             AIM currently is providing satisfactory      reasonable.
   The Board considered the factors          services in accordance with the terms of
discussed below in evaluating the fairness   the Advisory Agreement.                      o Expense limitations and fee waivers. The
and reasonableness of the Advisory                                                        Board noted that AIM has contractually
Agreement at the meeting on June 30, 2005    o The performance of the Fund relative to    agreed to waive advisory fees of the Fund
and as part of the Board's ongoing           comparable funds. The Board reviewed the     through June 30, 2006 to the extent
oversight of the Fund. In their              performance of the Fund during the past      necessary so that the advisory fees
deliberations, the Board and the             one, three and five calendar years against   payable by the Fund do not exceed a
independent trustees did not identify any    the performance of funds advised by other    specified maximum advisory fee rate, which
particular factor that was controlling,      advisors with investment strategies          maximum rate includes breakpoints and is
and each trustee attributed different        comparable to those of the Fund. The Board   based on net asset levels. The Board
weights to the various factors.              noted that the Fund's performance for the    considered the contractual nature of this
                                             one and three year periods was below the     fee waiver and noted that it remains in
   One of the responsibilities of the        median performance of such comparable        effect until June 30, 2006. The Board
Senior Officer of the Fund, who is           funds and above such median performance      noted that AIM has contractually agreed to
independent of AIM and AIM's affiliates,     for the five year period. Based on this      waive fees and/or limit expenses of the
is to manage the process by which the        review, the Board concluded that no          Fund through June 30, 2006 in an amount
Fund's proposed management fees are          changes should be made to the Fund and       necessary to limit total annual operating
negotiated to ensure that they are           that it was not necessary to change the      expenses to a specified percentage of
negotiated in a manner which is at arm's     Fund's portfolio management team at this     average daily net assets for each class of
length and reasonable. To that end, the      time.                                        the Fund. The Board considered the
Senior Officer must either supervise a                                                    contractual nature of this fee
competitive bidding process or prepare an    o The performance of the Fund relative to    waiver/expense limitation and noted that
independent written evaluation. The Senior   indices. The Board reviewed the              it remains in effect through June 30,
Officer has recommended an independent       performance of the Fund during the past      2006. The Board considered the effect
written evaluation in lieu of a              one, three and five calendar years against   these fee waivers/expense limitations
competitive bidding process and, upon the    the performance of the Lipper Large-Cap      would have on the Fund's estimated
direction of the Board, has prepared such    Value Fund Index. The Board noted that the   expenses and concluded that the levels of
an independent written evaluation. Such      Fund's performance for the one and three     fee waivers/expense limitations for the
written evaluation also considered certain   year periods was below the performance of    Fund were fair and reasonable.
of the factors discussed below. In           such Index and above such Index for the
addition, as discussed below, the Senior     five year period. Based on this review,      o Breakpoints and economies of scale. The
Officer made certain recommendations to      the Board concluded that no changes should   Board reviewed the structure of the Fund's
the Board in connection with such written    be made to the Fund and that it was not      advisory fee under the Advisory Agreement,
evaluation.                                  necessary to change the Fund's portfolio     noting that it includes two breakpoints.
                                             management team at this time.                The Board reviewed the level of the Fund's
   The discussion below serves as a                                                       advisory fees, and noted that such fees,
summary of the Senior Officer's              o Meeting with the Fund's portfolio          as a percentage of the Fund's net assets,
independent written evaluation and           managers and investment personnel. With      would decrease as net assets increase
recommendations to the Board in connection   respect to the Fund, the Board is meeting    because the Advisory Agreement includes
therewith, as well as a discussion of the    periodically with such Fund's portfolio      breakpoints. The Board noted that, due to
material factors and the conclusions with    managers and/or other investment personnel   the Fund's current asset levels and the
respect thereto that formed the basis for    and believes that such individuals are       way in which the advisory fee breakpoints
the Board's approval of the Advisory         competent and able to continue to carry      have been structured, the Fund has yet to
Agreement. After consideration of all of     out their responsibilities under the         benefit from the breakpoints. The Board
the factors below and based on its           Advisory Agreement.                          noted that AIM has contractually agreed to
informed business judgment, the Board                                                     waive advisory fees of the Fund through
determined that the Advisory Agreement is    o Overall performance of AIM. The Board      June 30, 2006 to the extent necessary so
in the best interests of the Fund and its    considered the overall performance of AIM    that the advisory fees payable by the Fund
shareholders and that the compensation to    in providing investment advisory and         do not exceed a specified maximum advisory
AIM under the Advisory Agreement is fair     portfolio administrative services to the     fee rate, which maximum rate includes
and reasonable and would have been           Fund and concluded that such performance     breakpoints and is based on net asset
obtained through arm's length                was satisfactory.                            levels. The Board concluded that the
negotiations.                                                                             Fund's fee levels under the Advisory
                                             o Fees relative to those of clients of AIM   Agreement therefore would reflect
o The nature and extent of the advisory      with comparable investment strategies. The   economies of scale at higher asset levels
services to be provided by AIM. The          Board noted that AIM does not serve as an    and that it was not necessary to change
Board reviewed the services to be            advisor to other mutual funds or other       the advisory fee breakpoints in the Fund's
provided by AIM under the Advisory           clients with investment strategies           advisory fee schedule.
Agreement. Based on such review, the         comparable to those of the Fund.
Board concluded that the range of
services to be provided by AIM under the
Advisory Agreement was appropriate and
that AIM currently is providing services                                                                                 (continued)
in accordance with the terms of the
Advisory Agreement.

AIM LARGE CAP BASIC VALUE FUND


o Investments in affiliated money market     o Benefits of soft dollars to AIM. The
funds. The Board also took into account      Board considered the benefits realized by
the fact that uninvested cash and cash       AIM as a result of brokerage transactions
collateral from securities lending           executed through "soft dollar"
arrangements (collectively, "cash            arrangements. Under these arrangements,
balances") of the Fund may be invested in    brokerage commissions paid by the Fund
money market funds advised by AIM pursuant   and/or other funds advised by AIM are used
to the terms of an SEC exemptive order.      to pay for research and execution
The Board found that the Fund may realize    services. This research is used by AIM in
certain benefits upon investing cash         making investment decisions for the Fund.
balances in AIM advised money market         The Board concluded that such arrangements
funds, including a higher net return,        were appropriate.
increased liquidity, increased
diversification or decreased transaction     o AIM's financial soundness in light of
costs. The Board also found that the Fund    the Fund's needs. The Board considered
will not receive reduced services if it      whether AIM is financially sound and has
invests its cash balances in such money      the resources necessary to perform its
market funds. The Board noted that, to the   obligations under the Advisory Agreement,
extent the Fund invests in affiliated        and concluded that AIM has the financial
money market funds, AIM has voluntarily      resources necessary to fulfill its
agreed to waive a portion of the advisory    obligations under the Advisory Agreement.
fees it receives from the Fund
attributable to such investment. The Board   o Historical relationship between the Fund
further determined that the proposed         and AIM. In determining whether to
securities lending program and related       continue the Advisory Agreement for the
procedures with respect to the lending       Fund, the Board also considered the prior
Fund is in the best interests of the         relationship between AIM and the Fund, as
lending Fund and its respective              well as the Board's knowledge of AIM's
shareholders. The Board therefore            operations, and concluded that it was
concluded that the investment of cash        beneficial to maintain the current
collateral received in connection with the   relationship, in part, because of such
securities lending program in the money      knowledge. The Board also reviewed the
market funds according to the procedures     general nature of the non-investment
is in the best interests of the lending      advisory services currently performed by
Fund and its respective shareholders.        AIM and its affiliates, such as
                                             administrative, transfer agency and
o Independent written evaluation and         distribution services, and the fees
recommendations of the Fund's Senior         received by AIM and its affiliates for
Officer. The Board noted that, upon their    performing such services. In addition to
direction, the Senior Officer of the Fund,   reviewing such services, the trustees also
who is independent of AIM and AIM's          considered the organizational structure
affiliates, had prepared an independent      employed by AIM and its affiliates to
written evaluation in order to assist the    provide those services. Based on the
Board in determining the reasonableness of   review of these and other factors, the
the proposed management fees of the AIM      Board concluded that AIM and its
Funds, including the Fund. The Board noted   affiliates were qualified to continue to
that the Senior Officer's written            provide non-investment advisory services
evaluation had been relied upon by the       to the Fund, including administrative,
Board in this regard in lieu of a            transfer agency and distribution services,
competitive bidding process. In              and that AIM and its affiliates currently
determining whether to continue the          are providing satisfactory non-investment
Advisory Agreement for the Fund, the Board   advisory services.
considered the Senior Officer's written
evaluation and the recommendation made by    o Other factors and current trends. In
the Senior Officer to the Board that the     determining whether to continue the
Board consider implementing a process to     Advisory Agreement for the Fund, the Board
assist them in more closely monitoring the   considered the fact that AIM, along with
performance of the AIM Funds. The Board      others in the mutual fund industry, is
concluded that it would be advisable to      subject to regulatory inquiries and
implement such a process as soon as          litigation related to a wide range of
reasonably practicable.                      issues. The Board also considered the
                                             governance and compliance reforms being
o Profitability of AIM and its affiliates.   undertaken by AIM and its affiliates,
The Board reviewed information concerning    including maintaining an internal controls
the profitability of AIM's (and its          committee and retaining an independent
affiliates') investment advisory and other   compliance consultant, and the fact that
activities and its financial condition.      AIM has undertaken to cause the Fund to
The Board considered the overall             operate in accordance with certain
profitability of AIM, as well as the         governance policies and practices. The
profitability of AIM in connection with      Board concluded that these actions
managing the Fund. The Board noted that      indicated a good faith effort on the part
AIM's operations remain profitable,          of AIM to adhere to the highest ethical
although increased expenses in recent        standards, and determined that the current
years have reduced AIM's profitability.      regulatory and litigation environment to
Based on the review of the profitability     which AIM is subject should not prevent
of AIM's and its affiliates' investment      the Board from continuing the Advisory
advisory and other activities and its        Agreement for the Fund.
financial condition, the Board concluded
that the compensation to be paid by the
Fund to AIM under its Advisory Agreement
was not excessive.

    SUPPLEMENT TO ANNUAL REPORT DATED 10/31/05

AIM LARGE CAP BASIC VALUE FUND

                                       ===============================================

INSTITUTIONAL CLASS SHARES             AVERAGE ANNUAL TOTAL RETURNS                        PLEASE NOTE THAT PAST PERFORMANCE IS NOT
                                       For periods ended 10/31/05                        INDICATIVE OF FUTURE RESULTS. MORE RECENT
The following information has been                                                       RETURNS MAY BE MORE OR LESS THAN THOSE
prepared to provide Institutional      Inception                               5.61%     SHOWN. ALL RETURNS ASSUME REINVESTMENT OF
Class shareholders with a                 5 Years                              2.60      DISTRIBUTIONS AT NET ASSET VALUE.
performance overview specific to          1 Year                              10.10      INVESTMENT RETURN AND PRINCIPAL VALUE WILL
their holdings. Institutional Class       6 Months*                            3.65      FLUCTUATE SO YOUR SHARES, WHEN REDEEMED,
shares are offered exclusively to      ===============================================   MAY BE WORTH MORE OR LESS THAN THEIR
institutional investors, including                                                       ORIGINAL COST. SEE FULL REPORT FOR
defined contribution plans that meet   AVERAGE ANNUAL TOTAL RETURNS                      INFORMATION ON COMPARATIVE BENCHMARKS.
certain criteria.                      For periods ended 9/30/05, most recent calendar   PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                       quarter-end                                       MORE INFORMATION. FOR THE MOST CURRENT
                                                                                         MONTH-END PERFORMANCE, PLEASE CALL
                                       Inception                               5.91%     800-451-4246 OR VISIT AIMINVESTMENTS.COM.
                                          5 Years                              3.73
                                          1 Year                              12.64
                                          6 Months*                            3.37

                                       *   Cumulative total return that has not been
                                           annualized

                                       ===============================================

                                       INSTITUTIONAL CLASS SHARES HAVE NO SALES
                                       CHARGE; THEREFORE, PERFORMANCE IS AT NET ASSET
                                       VALUE (NAV).

                                         INSTITUTIONAL CLASS SHARES' INCEPTION DATE IS
                                       APRIL 30, 2004. RETURNS SINCE THAT DATE ARE
                                       HISTORICAL RETURNS. ALL OTHER RETURNS ARE
                                       BLENDED RETURNS OF HISTORICAL INSTITUTIONAL
                                       CLASS SHARE PERFORMANCE AND RESTATED CLASS A
                                       SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE
====================================   INCEPTION DATE OF INSTITUTIONAL CLASS SHARES)
                                       AT NET ASSET VALUE AND REFLECT THE HIGHER RULE
NASDAQ SYMBOL                LCBIX     12B-1 FEES APPLICABLE TO CLASS A SHARES. CLASS
                                       A SHARES' INCEPTION DATE IS JUNE 30, 1999.
====================================   PERFORMANCE OF INSTITUTIONAL CLASS SHARES WILL
                                       DIFFER FROM PERFORMANCE OF OTHER SHARE CLASSES
                                       DUE TO DIFFERING SALES CHARGES AND CLASS
                                       EXPENSES.

                                                                                  Over for information on your Fund's expenses.

                                                 FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                        [YOUR GOALS.
                                                       OUR SOLUTIONS.]
                                                   - REGISTERED TRADEMARK -                     [AIM INVESTMENTS LOGO]
AIMINVESTMENTS.COM        LCBV-INS-1                                                            - REGISTERED TRADEMARK -

    INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                divide your account value by $1,000 (for            The hypothetical account values and
                                       example, an $8,600 account value divided by       expenses may not be used to estimate the
As a shareholder of the Fund, you      $1,000 = 8.6), then multiply the result by the    actual ending account balance or expenses
incur ongoing costs, including         number in the table under the heading entitled    you paid for the period. You may use this
management fees and other Fund         "Actual Expenses Paid During Period" to           information to compare the ongoing costs of
expenses. This example is intended     estimate the expenses you paid on your account    investing in the Fund and other funds. To
to help you understand your ongoing    during this period.                               do so, compare this 5% hypothetical example
costs (in dollars) of investing in                                                       with the 5% hypothetical examples that
the Fund and to compare these costs    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES      appear in the shareholder reports of the
with ongoing costs of investing in                                                       other funds.
other mutual funds. The example is     The table below also provides information about
based on an investment of $1,000       hypothetical account values and hypothetical        Please note that the expenses shown in
invested at the beginning of the       expenses based on the Fund's actual expense       the table are meant to highlight your
period and held for the entire         ratio and an assumed rate of return of 5% per     ongoing costs only. Therefore, the
period May 1, 2005, through October    year before expenses, which is not the Fund's     hypothetical information is useful in
31, 2005.                              actual return. The Fund's actual cumulative       comparing ongoing costs only, and will not
                                       total return after expenses for the six months    help you determine the relative total costs
ACTUAL EXPENSES                        ended October 31, 2005, appears in the table on   of owning different funds.
                                       the front of this supplement.
The table below provides information
about actual account values and
actual expenses. You may use the
information in this table, together
with the amount you invested, to
estimate the expenses that you paid
over the period. Simply

====================================================================================================================================

                                                     ACTUAL                                HYPOTHETICAL
                                                                               (5% ANNUAL RETURN BEFORE EXPENSES)

                      BEGINNING           ENDING               EXPENSES            ENDING             EXPENSES        ANNUALIZED
   SHARE            ACCOUNT VALUE      ACCOUNT VALUE         PAID DURING        ACCOUNT VALUE       PAID DURING        EXPENSE
   CLASS              (5/1/05)         (10/31/05)(1)          PERIOD(2)           (10/31/05)          PERIOD(2)         RATIO
Institutional        $  1,000.00         $ 1,036.50             $ 3.95           $1,021.32             $3.92            0.77%

(1)   The actual ending account value is based on the actual total return of the Fund for the period May 1, 2005, through October
      31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended October 31, 2005, appears in the table on the front of this supplement.

(2)   Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIMINVESTMENTS.COM        LCBV-INS-1

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2005


                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.71%

ADVERTISING-4.38%

Interpublic Group of Cos., Inc. (The)(a)         562,200   $  5,807,526
-----------------------------------------------------------------------
Omnicom Group Inc.                               131,600     10,917,536
=======================================================================
                                                             16,725,062
=======================================================================

AEROSPACE & DEFENSE-1.37%

Honeywell International Inc.                     153,300      5,242,860
=======================================================================

ALUMINUM-1.04%

Alcoa Inc.                                       163,500      3,971,415
=======================================================================

APPAREL RETAIL-1.28%

Gap, Inc. (The)                                  282,700      4,885,056
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.06%

Bank of New York Co., Inc. (The)                 250,600      7,841,274
=======================================================================

BREWERS-1.66%

Molson Coors Brewing Co.-Class B                 102,497      6,324,065
=======================================================================

BUILDING PRODUCTS-1.67%

Masco Corp.                                      224,200      6,389,700
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.74%

Deere & Co.                                       46,800      2,839,824
=======================================================================

CONSTRUCTION MATERIALS-2.15%

CEMEX, S.A. de C.V.-ADR (Mexico)                 157,500      8,201,025
=======================================================================

CONSUMER ELECTRONICS-2.84%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)             191,970      5,021,935
-----------------------------------------------------------------------
Sony Corp.-ADR (Japan)                           176,700      5,795,760
=======================================================================
                                                             10,817,695
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-4.46%

Ceridian Corp.(a)                                278,700      6,106,317
-----------------------------------------------------------------------
First Data Corp.                                 269,700     10,909,365
=======================================================================
                                                             17,015,682
=======================================================================

DIVERSIFIED CHEMICALS-0.63%

Dow Chemical Co. (The)                            52,600      2,412,236
=======================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-1.90%

Cendant Corp.                                    415,600      7,239,752
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


ENVIRONMENTAL & FACILITIES SERVICES-2.78%

Waste Management, Inc.                           359,550     10,610,320
=======================================================================

FOOD RETAIL-3.49%

Kroger Co. (The)(a)                              386,600   $  7,693,340
-----------------------------------------------------------------------
Safeway Inc.                                     240,800      5,601,008
=======================================================================
                                                             13,294,348
=======================================================================

GENERAL MERCHANDISE STORES-2.33%

Target Corp.                                     159,600      8,888,124
=======================================================================

HEALTH CARE DISTRIBUTORS-6.96%

Cardinal Health, Inc.                            264,600     16,540,146
-----------------------------------------------------------------------
McKesson Corp.                                   220,100      9,999,143
=======================================================================
                                                             26,539,289
=======================================================================

HEALTH CARE EQUIPMENT-1.58%

Baxter International Inc.                        157,800      6,032,694
=======================================================================

HEALTH CARE FACILITIES-2.03%

HCA Inc.                                         160,400      7,729,676
=======================================================================

INDUSTRIAL CONGLOMERATES-5.38%

General Electric Co.                             225,500      7,646,705
-----------------------------------------------------------------------
Tyco International Ltd.                          487,300     12,859,847
=======================================================================
                                                             20,506,552
=======================================================================

INDUSTRIAL MACHINERY-1.97%

Illinois Tool Works Inc.                          88,515      7,502,531
=======================================================================

INVESTMENT BANKING & BROKERAGE-4.14%

Merrill Lynch & Co., Inc.                        117,800      7,626,372
-----------------------------------------------------------------------
Morgan Stanley                                   150,000      8,161,500
=======================================================================
                                                             15,787,872
=======================================================================

MANAGED HEALTH CARE-3.54%

WellPoint, Inc.(a)                               181,000     13,517,080
=======================================================================

MOVIES & ENTERTAINMENT-2.17%

Walt Disney Co. (The)                            340,100      8,288,237
=======================================================================

MULTI-LINE INSURANCE-2.27%

Hartford Financial Services Group, Inc. (The)    108,600      8,660,850
=======================================================================

OIL & GAS DRILLING-2.30%

Transocean Inc.(a)                               152,677      8,777,401
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-6.28%

Halliburton Co.                                  245,100     14,485,410
-----------------------------------------------------------------------
Schlumberger Ltd.                                104,100      9,449,157
=======================================================================
                                                             23,934,567
=======================================================================


                                                SHARES        VALUE
-----------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL SERVICES-6.03%

Citigroup Inc.                                   262,619   $ 12,022,698
-----------------------------------------------------------------------
JPMorgan Chase & Co.                             299,356     10,962,417
=======================================================================
                                                             22,985,115
=======================================================================

PACKAGED FOODS & MEATS-2.87%

Kraft Foods Inc.-Class A                         162,300      4,593,090
-----------------------------------------------------------------------
Unilever N.V. (Netherlands)(b)                    90,300      6,356,554
=======================================================================
                                                             10,949,644
=======================================================================

PHARMACEUTICALS-6.95%

Pfizer Inc.                                      320,700      6,972,018
-----------------------------------------------------------------------
Sanofi-Aventis (France)(b)                       152,452     12,209,279
-----------------------------------------------------------------------
Wyeth                                            164,300      7,321,208
=======================================================================
                                                             26,502,505
=======================================================================

PROPERTY & CASUALTY INSURANCE-2.63%

ACE Ltd.                                         192,800     10,044,880
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


SYSTEMS SOFTWARE-2.86%

Computer Associates International, Inc.          389,499   $ 10,894,287
=======================================================================

THRIFTS & MORTGAGE FINANCE-2.97%

Fannie Mae                                       168,300      7,997,616
-----------------------------------------------------------------------
Freddie Mac                                       54,000      3,312,900
=======================================================================
                                                             11,310,516
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $304,160,844)                         372,662,134
=======================================================================

MONEY MARKET FUNDS-2.09%

Liquid Assets Portfolio-Institutional
  Class(c)                                     3,993,056      3,993,056
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    3,993,056      3,993,056
=======================================================================
    Total Money Market Funds (Cost
      $7,986,112)                                             7,986,112
=======================================================================
TOTAL INVESTMENTS-99.80% (Cost $312,146,956)                380,648,246
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.20%                             754,414
=======================================================================
NET ASSETS-100.00%                                         $381,402,660
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2005 was $18,565,833, which represented 4.87% of the Fund's Net Assets. See Note 1A.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS:

Investments, at value (cost $304,160,844)      $372,662,134
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $7,986,112)                               7,986,112
===========================================================
     Total investments (cost $312,146,956)      380,648,246
===========================================================
Foreign currencies, at value (cost $574,966)        576,675
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  763,526
-----------------------------------------------------------
  Dividends                                         271,503
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               58,698
-----------------------------------------------------------
Other assets                                         63,191
===========================================================
     Total assets                               382,381,839
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                            592,601
-----------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                79,164
-----------------------------------------------------------
Accrued distribution fees                           129,444
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            1,643
-----------------------------------------------------------
Accrued transfer agent fees                         110,943
-----------------------------------------------------------
Accrued operating expenses                           65,384
===========================================================
     Total liabilities                              979,179
===========================================================
Net assets applicable to shares outstanding    $381,402,660
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $326,739,322
-----------------------------------------------------------
Undistributed net investment income                 126,845
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (13,966,506)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              68,502,999
===========================================================
                                               $381,402,660
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $129,410,417
___________________________________________________________
===========================================================
Class B                                        $ 69,040,024
___________________________________________________________
===========================================================
Class C                                        $ 26,593,370
___________________________________________________________
===========================================================
Class R                                        $  1,306,453
___________________________________________________________
===========================================================
Investor Class                                 $ 62,838,002
___________________________________________________________
===========================================================
Institutional Class                            $ 92,214,394
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           9,568,605
___________________________________________________________
===========================================================
Class B                                           5,284,614
___________________________________________________________
===========================================================
Class C                                           2,035,673
___________________________________________________________
===========================================================
Class R                                              97,189
___________________________________________________________
===========================================================
Investor Class                                    4,638,620
___________________________________________________________
===========================================================
Institutional Class                               6,763,537
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      13.52
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $13.52 divided by
       94.50%)                                 $      14.31
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $      13.06
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $      13.06
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
     share                                     $      13.44
___________________________________________________________
===========================================================
Investor Class:
  Net asset value and offering price per
     share                                     $      13.55
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
     share                                     $      13.63
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $74,966)         $ 5,391,458
-------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $29,611, after compensation
  to counterparties of $44,523)                                   379,373
=========================================================================
     Total investment income                                    5,770,831
=========================================================================


EXPENSES:

Advisory fees                                                   2,315,814
-------------------------------------------------------------------------
Administrative services fees                                      138,773
-------------------------------------------------------------------------
Custodian fees                                                     39,443
-------------------------------------------------------------------------
Distribution fees:

  Class A                                                         463,980
-------------------------------------------------------------------------
  Class B                                                         794,144
-------------------------------------------------------------------------
  Class C                                                         301,573
-------------------------------------------------------------------------
  Class R                                                           6,103
-------------------------------------------------------------------------
  Investor Class                                                  169,775
-------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R and Investor                    979,378
-------------------------------------------------------------------------
Transfer agent fees -- Institutional                               13,441
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          27,978
-------------------------------------------------------------------------
Other                                                             373,030
=========================================================================
     Total expenses                                             5,623,432
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (67,667)
=========================================================================
     Net expenses                                               5,555,765
=========================================================================
     Net investment income                                        215,066
=========================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities (includes gains from securities sold
     to affiliates of $21,511)                                  6,582,709
-------------------------------------------------------------------------
  Foreign currencies                                              (31,168)
=========================================================================
                                                                6,551,541
=========================================================================
Change in net unrealized appreciation of:
  Investment securities                                        26,902,608
-------------------------------------------------------------------------
  Foreign currencies                                                1,709
=========================================================================
                                                               26,904,317
=========================================================================
Net gain from investment securities and foreign currencies     33,455,858
=========================================================================
Net increase in net assets resulting from operations          $33,670,924
_________________________________________________________________________
=========================================================================


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2005 and 2004

                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    215,066    $   (318,275)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   6,551,541      12,500,527
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           26,904,317      13,417,119
==========================================================================================
    Net increase in net assets resulting from operations        33,670,924      25,599,371
==========================================================================================
Share transactions-net:
  Class A                                                      (34,461,008)     18,535,871
------------------------------------------------------------------------------------------
  Class B                                                      (23,033,557)     (1,304,921)
------------------------------------------------------------------------------------------
  Class C                                                       (6,865,487)      2,160,392
------------------------------------------------------------------------------------------
  Class R                                                          220,012         365,393
------------------------------------------------------------------------------------------
  Investor Class                                               (14,239,429)     62,887,146
------------------------------------------------------------------------------------------
  Institutional Class                                           69,905,745      18,632,135
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (8,473,724)    101,276,016
==========================================================================================
    Net increase in net assets                                  25,197,200     126,875,387
==========================================================================================

NET ASSETS:

  Beginning of year                                            356,205,460     229,330,073
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $126,845 and $(57,053), respectively)           $381,402,660    $356,205,460
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $1 billion                                              0.60%
--------------------------------------------------------------------
Next $1 billion                                               0.575%
--------------------------------------------------------------------
Over $2 billion                                               0.55%
 ___________________________________________________________________
====================================================================


    Effective July 1, 2005, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares to 1.22%, 1.97%, 1.97%, 1.47%, 1.22% and 0.97% of average daily net assets, respectively, through October 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended October 31, 2005, AIM waived fees of $2,715 and reimbursed expenses of $23,829.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $29,943.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended October 31, 2005, AIM was paid $138,773.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended October 31, 2005, the Fund paid AISI $979,378 for Class A, Class B, Class C, Class R and Investor Class shares and $13,441 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2005, the Class A, Class B, Class C, Class R and Investor Class shares paid $463,980, $794,144, $301,573, $6,103 and
$169,775, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2005, ADI advised the Fund that it retained $50,935 in front-end sales commissions from the sale of Class A shares and $55, $32,678, $5,013 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      10/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 3,790,466      $ 34,323,726     $  (34,121,136)        $   --         $3,993,056      $174,364       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             3,790,466        34,323,726        (34,121,136)            --          3,993,056       175,398           --
==================================================================================================================================
  Subtotal        $ 7,580,932      $ 68,647,452     $  (68,242,272)        $   --         $7,986,112      $349,762       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      10/31/05        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $        --      $  4,830,000     $   (4,830,000)        $   --         $       --      $    221       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             7,196,450        46,401,928        (53,598,378)            --                 --        29,390           --
==================================================================================================================================
  Subtotal        $ 7,196,450      $ 51,231,928     $  (58,428,378)        $   --         $       --      $ 29,611       $   --
==================================================================================================================================
  Total           $14,777,382      $119,879,380     $ (126,670,650)        $   --         $7,986,112      $379,373       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2005, the Fund engaged in securities purchases of $662,046 and sales of $44,536, which resulted in net realized gains of $21,511.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2005, the Fund received credits from this arrangement which resulted in the reduction of the Fund's total expenses of $11,180.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2005, the Fund paid legal fees of $3,924 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2005 and 2004.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2005, the components of net assets on a tax basis were as follows:

                                                                    2005
----------------------------------------------------------------------------
Undistributed ordinary income                                   $    189,013
----------------------------------------------------------------------------
Unrealized appreciation -- investments                            66,642,767
----------------------------------------------------------------------------
Temporary book/tax differences                                       (62,168)
----------------------------------------------------------------------------
Capital loss carryforward                                        (12,106,274)
----------------------------------------------------------------------------
Shares of beneficial interest                                    326,739,322
============================================================================
Total net assets                                                $381,402,660
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the deferral of losses on wash sales. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $1,709.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of October 31, 2005 to utilizing $12,106,274 of capital loss carryforward in the fiscal year ended October 31, 2006.

    The Fund utilized $6,545,440 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2010                                                 $ 2,575,032
-----------------------------------------------------------------------------
October 31, 2011                                                   9,531,242
=============================================================================
Total capital loss carryforward                                  $12,106,274
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 3, 2003, the date of the reorganization of INVESCO Value Equity Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2005 was $32,739,758 and $43,465,353, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 82,303,713
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (15,662,655)
==============================================================================
Net unrealized appreciation of investment securities             $ 66,641,058
______________________________________________________________________________
==============================================================================


Cost of investments for tax purposes is $314,007,188.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2005, undistributed net investment income was decreased by $31,168 and undistributed net realized gain (loss) was increased by $31,168. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently consists of six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Investor Class shares of the Fund are offered only to certain grandfathered investors.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                       2005(A)                         2004
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,255,204    $ 30,096,888     4,797,896    $ 59,721,792
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        677,589       8,750,040     1,918,978      23,316,127
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        389,525       5,035,443       753,705       9,128,932
----------------------------------------------------------------------------------------------------------------------
  Class R                                                         53,404         710,389        54,757         677,970
----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                 653,244       8,732,324     1,838,069      22,849,380
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                       5,551,474      73,962,199     1,526,455      18,788,116
======================================================================================================================
Issued in connection with acquisitions:(c)
  Class A                                                             --              --        23,582         268,604
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --        31,404         350,200
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --       100,704       1,122,781
----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                      --              --     7,662,600      87,273,020
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        395,891       5,284,334       467,293       5,834,860
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (408,349)     (5,284,334)     (478,951)     (5,834,860)
======================================================================================================================
Reacquired:
  Class A                                                     (5,238,235)    (69,842,230)   (3,841,386)    (47,289,385)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,049,123)    (26,499,263)   (1,581,802)    (19,136,388)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (919,907)    (11,900,930)     (671,051)     (8,091,321)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        (36,750)       (490,377)      (25,935)       (312,577)
----------------------------------------------------------------------------------------------------------------------
  Investor Class                                              (1,718,766)    (22,971,753)   (3,812,184)    (47,235,254)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                        (301,752)     (4,056,454)      (12,640)       (155,981)
======================================================================================================================
                                                                (696,551)   $ (8,473,724)    8,751,494    $101,276,016
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 12% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
     In addition, 20% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by AIM.
(b)  Institutional Class shares commenced sales on April 30, 2004.
(c) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Value Equity Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Value Equity Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 7,818,290 shares of the Fund for 4,958,149 shares of INVESCO Value Equity Fund outstanding as of the close of business on October 31, 2003. INVESCO Value Equity Fund's net assets at that date of $89,014,605, including $14,973,392 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $229,149,218.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------
                                                                2005           2004        2003       2002       2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.36       $  11.39    $   9.20    $ 10.94    $ 12.05
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.02(a)        0.01(a)    (0.00)(a)    0.01(a)    0.02(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.14           0.96        2.19      (1.75)     (1.07)
=======================================================================================================================
    Total from investment operations                              1.16           0.97        2.19      (1.74)     (1.05)
=======================================================================================================================
Less distributions:
  Dividends from net investment income                              --             --          --         --      (0.04)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --          --         --      (0.02)
=======================================================================================================================
    Total distributions                                             --             --          --         --      (0.06)
=======================================================================================================================
Net asset value, end of period                                $  13.52       $  12.36    $  11.39    $  9.20    $ 10.94
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                   9.38%          8.52%      23.80%    (15.90)%    (8.74)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $129,410       $150,190    $121,980    $94,387    $68,676
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.35%(c)       1.33%       1.42%      1.38%      1.27%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.37%(c)       1.35%       1.42%      1.38%      1.36%
=======================================================================================================================
Ratio of net investment income (loss) to average net assets       0.15%(c)       0.11%      (0.01)%     0.11%      0.17%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                              9%            32%         41%        37%        18%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $146,179,329.

                                                                                          CLASS B
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------
                                                               2005          2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.02       $ 11.15       $  9.07       $ 10.86       $ 12.02
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.07)(a)     (0.07)(a)     (0.07)(a)     (0.06)(a)     (0.06)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.11          0.94          2.15         (1.73)        (1.05)
=============================================================================================================================
    Total from investment operations                             1.04          0.87          2.08         (1.79)        (1.11)
=============================================================================================================================
Less distributions:
  Dividends from net investment income                             --            --            --            --         (0.03)
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --            --            --            --         (0.02)
=============================================================================================================================
    Total distributions                                            --            --            --            --         (0.05)
=============================================================================================================================
Net asset value, end of period                                $ 13.06       $ 12.02       $ 11.15       $  9.07       $ 10.86
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                  8.65%         7.80%        22.93%       (16.48)%       (9.25)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $69,040       $84,896       $80,018       $63,977       $58,681
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.03%(c)      1.98%         2.07%         2.02%         1.95%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.05%(c)      2.00%         2.07%         2.02%         2.04%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.53)%(c)    (0.54)%       (0.66)%       (0.53)%       (0.51)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                             9%           32%           41%           37%           18%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $79,414,384.

                                                                                          CLASS C
                                                          -----------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                          -----------------------------------------------------------------------
                                                             2005           2004           2003           2002           2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 12.02        $ 11.15        $  9.07        $ 10.85        $ 12.02
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.07)(a)      (0.07)(a)      (0.07)(a)      (0.06)(a)      (0.06)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                1.11           0.94           2.15          (1.72)         (1.06)
=================================================================================================================================
    Total from investment operations                           1.04           0.87           2.08          (1.78)         (1.12)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                           --             --             --             --          (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          --             --             --             --          (0.02)
=================================================================================================================================
    Total distributions                                          --             --             --             --          (0.05)
=================================================================================================================================
Net asset value, end of period                              $ 13.06        $ 12.02        $ 11.15        $  9.07        $ 10.85
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                8.65%          7.80%         22.93%        (16.41)%        (9.33)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $26,593        $30,835        $26,566        $21,775        $20,680
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements               2.03%(c)       1.98%          2.07%          2.02%          1.95%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements            2.05%(c)       2.00%          2.07%          2.02%          2.04%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      (0.53)%(c)     (0.54)%        (0.66)%        (0.53)%        (0.51)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                           9%            32%            41%            37%            18%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $30,157,343.

                                                                                           CLASS R
                                                              -----------------------------------------------------------------
                                                                                                             JUNE 3, 2002
                                                                                                             (DATE SALES
                                                                    YEAR ENDED OCTOBER 31,                  COMMENCED) TO
                                                              ----------------------------------             OCTOBER 31,
                                                               2005         2004           2003                  2002
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $12.31       $11.36         $ 9.20               $ 11.60
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.00)(a)    (0.01)(a)      (0.02)(a)             (0.00)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.13         0.96           2.18                 (2.40)
===============================================================================================================================
    Total from investment operations                            1.13         0.95           2.16                 (2.40)
===============================================================================================================================
Net asset value, end of period                                $13.44       $12.31         $11.36               $  9.20
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                 9.18%        8.36%         23.48%               (20.69)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,306       $  991         $  588               $     8
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.53%(c)     1.48%          1.57%                 1.54%(d)
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.55%(c)     1.50%          1.57%                 1.54%(d)
===============================================================================================================================
Ratio of net investment income (loss) to average net assets    (0.03)%(c)   (0.04)%        (0.16)%               (0.05)%(d)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                            9%          32%            41%                   37%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $1,220,572.
(d)  Annualized.

                                                                              INVESTOR CLASS
                                                              -----------------------------------------------
                                                                                           SEPTEMBER 30, 2003
                                                                    YEAR ENDED                (DATE SALES
                                                                    OCTOBER 31,              COMMENCED) TO
                                                              -----------------------         OCTOBER 31,
                                                               2005            2004               2003
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.37         $ 11.39            $10.98
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.03(a)         0.03(a)           0.00(a)
-------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         1.15            0.95              0.41
=============================================================================================================
    Total from investment operations                             1.18            0.98              0.41
=============================================================================================================
Net asset value, end of period                                $ 13.55         $ 12.37            $11.39
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(b)                                                  9.54%           8.60%             3.73%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $62,838         $70,548            $  178
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.28%(c)        1.24%             1.25%(d)
-------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.30%(c)        1.25%             1.25%(d)
=============================================================================================================
Ratio of net investment income to average net assets             0.22%(c)        0.20%             0.16%(d)
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate                                             9%             32%               41%
_____________________________________________________________________________________________________________
=============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $67,910,036.
(d)  Annualized.

                                                                    INSTITUTIONAL CLASS
                                                              --------------------------------
                                                                                APRIL 30, 2004
                                                                                 (DATE SALES
                                                                                  COMMENCED)
                                                              YEAR ENDED              TO
                                                              OCTOBER 31,        OCTOBER 31,
                                                                 2005                2004
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 12.38            $ 12.62
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.10(a)            0.04(a)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    1.15              (0.28)
==============================================================================================
    Total from investment operations                               1.25              (0.24)
==============================================================================================
Net asset value, end of period                                  $ 13.63            $ 12.38
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                   10.10%             (1.90)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $92,214            $18,745
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   0.76%(c)           0.80%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                0.77%(c)           0.81%(d)
==============================================================================================
Ratio of net investment income to average net assets               0.74%(c)           0.64%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate                                               9%                32%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net assets values may differ from the net value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $61,087,387.
(d)  Annualized.

NOTE 13--CHANGE IN INDEPENDENT PUBLIC ACCOUNTING FIRM

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending October 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior fiscal year, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

    E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor-Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;

    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

    - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

    - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Equity Funds and Shareholders of AIM Large Cap Basic Value Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Large Cap Basic Value Fund (one of the funds constituting AIM Equity Funds, hereafter referred to as the "Fund") at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended October 31, 2004 and the financial highlights for each of the periods ended on or before October 31, 2004 were audited by another independent registered public accounting firm whose report, dated December 15, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

December 19, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2005



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.
   President                                      (financial services holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc. (registered investment advisor);
                                                  Director, A I M Capital Management, Inc.
                                                  (registered investment advisor); and
                                                  A I M Distributors, Inc. (registered
                                                  broker dealer); Director and Chairman,
                                                  AIM Investment Services, Inc.
                                                  (registered transfer agent), Fund
                                                  Management Company (registered broker
                                                  dealer) and INVESCO Distributors, Inc.
                                                  (registered broker dealer); and Chief
                                                  Executive Officer, AMVESCAP PLC -- AIM
                                                  Division (parent of AIM and a global
                                                  investment management firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); and CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                        (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of October 31, 2005

The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel,                2005           Retired                                    None
   Jr.(3) -- 1944
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc. (financial services holding
   Chief Compliance Officer                       company); Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

(3) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS (UNAUDITED)

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005, July 31, 2005 and October 31, 2005 are 8.83%, 11.42%, 12.66% and 12.09%, respectively.

           DOMESTIC EQUITY                               SECTOR EQUITY                        AIM ALLOCATION SOLUTIONS

AIM Aggressive Growth Fund                   AIM Advantage Health Sciences Fund        AIM Conservative Allocation Fund
AIM Basic Balanced Fund*                     AIM Energy Fund                           AIM Growth Allocation Fund(2)
AIM Basic Value Fund                         AIM Financial Services Fund               AIM Moderate Allocation Fund
AIM Blue Chip Fund                           AIM Global Health Care Fund               AIM Moderate Growth Allocation Fund
AIM Capital Development Fund                 AIM Global Real Estate Fund               AIM Moderately Conservative Allocation Fund
AIM Charter Fund                             AIM Gold & Precious Metals Fund
AIM Constellation Fund                       AIM Leisure Fund                                    DIVERSIFIED PORTFOLIOS
AIM Diversified Dividend Fund                AIM Multi-Sector Fund
AIM Dynamics Fund                            AIM Real Estate Fund(1)                   AIM Income Allocation Fund
AIM Large Cap Basic Value Fund               AIM Technology Fund                       AIM International Allocation Fund
AIM Large Cap Growth Fund                    AIM Utilities Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund(1)                             FIXED INCOME
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                     TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund                   AIM Floating Rate Fund
AIM Premier Equity Fund                      AIM High Yield Fund
AIM S&P 500 Index Fund                       AIM Income Fund
AIM Select Equity Fund                       AIM Intermediate Government Fund
AIM Small Cap Equity Fund                    AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund(1)                 AIM Money Market Fund
AIM Small Company Growth Fund                AIM Short Term Bond Fund
AIM Summit Fund                              AIM Total Return Bond Fund
AIM Trimark Endeavor Fund                    Premier Portfolio
AIM Trimark Small Companies Fund             Premier U.S. Government Money Portfolio
AIM Weingarten Fund
                                             TAX-FREE
* Domestic equity and income fund
                                             AIM High Income Municipal Fund(1)
       INTERNATIONAL/GLOBAL EQUITY           AIM Municipal Bond Fund
                                             AIM Tax-Exempt Cash Fund
AIM Asia Pacific Growth Fund                 AIM Tax-Free Intermediate Fund
AIM Developing Markets Fund                  Premier Tax-Exempt Portfolio
AIM European Growth Fund
AIM European Small Company Fund(1)           =====================================================================================
AIM Global Aggressive Growth Fund            CONSIDER THE INVESTMENT OBJECTIVES,RISKS,AND CHARGES AND EXPENSES CAREFULLY. FOR THIS
AIM Global Equity Fund                       AND OTHER INFORMATION ABOUT AIM FUNDS,OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR
AIM Global Growth Fund                       AND READ IT CAREFULLY BEFORE INVESTING.
AIM Global Value Fund                        =====================================================================================
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund(1)
AIM Trimark Fund

(1) This fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the fund, please see the appropriate prospectus.

(2) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

If used after January 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of September 30, 2005.

AIMinvestments.com                 LCBV-AR-1             A I M Distributors,Inc.





                                    YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
------------------------------------------------------------------------------------
Mutual    Retirement    Annuities    College    Separately    Offshore    Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds     Products                   Savings    Managed       Products    Management           --Registered Trademark--
                                     Plans      Accounts
------------------------------------------------------------------------------------

                                                       AIM LARGE CAP GROWTH FUND
                                 Annual Report to Shareholders o October 31,2005


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--                          --Registered Trademark--

AIM LARGE CAP GROWTH FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2005, and is based on total net assets.

ABOUT SHARE CLASSES

o Class B shares are not available as an     o The unmanaged MSCI WORLD INDEX is a         by and is the exclusive property and a
investment for retirement plans              group of global securities tracked by         service mark of Morgan Stanley Capital
maintained pursuant to Section 401 of        Morgan Stanley Capital International.         International Inc. and Standard &
the Internal Revenue Code, including                                                       Poor's.
401(k) plans, money purchase pension         o The unmanaged RUSSELL 1000
plans and profit sharing plans. Plans        --Registered Trademark-- GROWTH INDEX is      The Fund provides a complete list of its
that had existing accounts invested in       a subset of the unmanaged RUSSELL             holdings four times in each fiscal year,
Class B shares prior to September 30,        1000 INDEX, which represents the              at the quarter-ends. For the second and
2003, will continue to be allowed to         performance of the stocks of                  fourth quarters, the lists appear in the
make additional purchases.                   large-capitalization companies; the           Fund's semiannual and annual reports to
                                             Growth subset measures the performance        shareholders. For the first and third
o Class R shares are available only to       of Russell 1000 companies with higher         quarters, the Fund files the lists with
certain retirement plans. Please see the     price/book ratios and higher forecasted       the Securities and Exchange Commission
prospectus for more information.             growth values.                                (SEC) on Form N-Q. The most recent list
                                                                                           of portfolio holdings is available at
o Investor Class shares are closed to        o The unmanaged Standard & Poor's             AIMinvestments.com. From our home page,
most investors. For more information on      Composite Index of 500 Stocks (the S&P        click on Products & Performance, then
who may continue to invest in the            500--Registered Trademark-- INDEX) is         Mutual Funds, then Fund Overview. Select
Investor Class shares, please see the        an index of common stocks frequently          your Fund from the drop-down menu and
prospectus.                                  used as a general measure of U.S. stock       click on Complete Quarterly Holdings.
                                             market performance.                           Shareholders can also look up the Fund's
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                   Forms N-Q on the SEC's Web site at
                                             o The Fund is not managed to track the        sec.gov. And copies of the Fund's Forms
o The Fund may invest up to 25% of its       performance of any particular index,          N-Q may be reviewed and copied at the
assets in the securities of non-U.S.         including the indexes defined here, and       SEC's Public Reference Room at 450 Fifth
issuers. International investing             consequently, the performance of the          Street, N.W., Washington, D.C.
presents certain risks not associated        Fund may deviate significantly from the       20549-0102. You can obtain information
with investing solely in the United          performance of the indexes.                   on the operation of the Public Reference
States. These include risks relating to                                                    Room, including information about
fluctuations in the value of the U.S.        o A direct investment cannot be made in       duplicating fee charges, by calling
dollar relative to the values of other       an index. Unless otherwise indicated,         202-942-8090 or 800-732-0330,or by
currencies, the custody arrangements         index results include reinvested              electronic request at the following
made for the fund's foreign holdings,        dividends, and they do not reflect sales      e-mail address: publicinfo@sec.gov. The
differences in accounting, political         charges. Performance of an index of           SEC file numbers for the Fund are
risks and the lesser degree of public        funds reflects fund expenses;                 811-01424 and 2-25469.
information required to be provided by       performance of a market index does not.
non-U.S. companies.                                                                        A description ofthe policies and
                                             OTHER INFORMATION                             procedures that the Fund uses to
o Although the fund's return during the                                                    determine how to vote proxies relating
reporting period was positively impacted     o The returns shown in management's           to portfolio securities is available
by its investments in initial public         discussion of Fund performance are based      without charge, upon request, from our
offerings (IPOs), there can be no            on net asset values calculated for            Client Services department at
assurance that the fund will have            shareholder transactions. Generally           800-959-4246 or on the AIM Web site,
favorable IPO investment opportunities       accepted accounting principles require        AIMinvestments.com. On the home page,
in the future.                               adjustments to be made to the net assets      scroll down and click on AIM Funds Proxy
                                             of the Fund at period end for financial       Policy. The information is also
ABOUT INDEXES USED IN THIS REPORT            reporting purposes, and as such, the net      available on the Securities and Exchange
                                             asset values for shareholder                  Commission's Web site, sec.gov.
o The unmanaged LIPPER LARGE-CAP GROWTH      transactions and the returns based on
FUND INDEX represents an average of the      those net asset values may differ from        Information regarding how the Fund voted
performance of the 30 largest                the net asset values and returns              proxies related to its portfolio
large-capitalization growth funds            reported in the Financial Highlights.         securities during the 12 months ended
tracked by Lipper, Inc., an independent                                                    June 30, 2005, is available at our Web
mutual fund performance monitor.             o Industry classifications used in this       site. Go to AIMinvestments.com, access
                                             report are generally according to the         the About Us tab, click on Required
                                             Global Industry Classification Standard,      Notices and then click on Proxy Voting
                                             which was developed                           Activity. Next, select the Fund from the
                                                                                           drop-down menu. The information is also
                                                                                           available on the Securities and Exchange
                                                                                           Commission's Web site, sec.gov.

                                                                                           =========================================
                                                                                           FUND NASDAQ SYMBOLS
                                                                                             Class A Shares                    LCGAX
                                                                                             Class B Shares                    LCGBX
                                                                                             Class C Shares                    LCGCX
                                                                                             Class R Shares                    LCRGX
                                                                                             Investor Class Shares             LCGIX
                                                                                           =========================================

================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
================================================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM LARGE CAP GROWTH FUND


                DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                The fiscal year covered by this report was quite good to equity investors. Domestically, the broad-based S&P 500 Index returned
   [GRAHAM      8.72%. Globally, Morgan Stanley's MSCI World Index rose 13.27%.
    PHOTO]      Much of this good performance, though, was attained early in the fiscal year as virtually every equity index declined during October of 2005. Concern about the inflationary potential of rising energy costs was frequently cited as a major cause of market weakness.

                    Within the indexes, there was considerable variability in
                the performance of different sectors and markets. Domestically,
   ROBERT H.    energy sector performance far outpaced that of the other sectors
    GRAHAM      in the S&P 500 Index, reflecting rising and gas prices.
                Overseas, emerging markets produced more attractive results than did developed markets, at least in because emerging markets tend to be more closely tied to the performance of natural resources and commodities.

                    One could make a strong argument for global diversification of a stock portfolio using the performance data for the fiscal year ended October 31, 2005. Of course, your financial advisor is the person most qualified to help you decide whether such diversification is appropriate for you.
[WILLIAMSON
   PHOTO]           For a discussion of the specific market conditions that
                affected your Fund and how your Fund was managed during the fiscal year, please turn to Page 3.

                NEW INFORMATION IN THIS REPORT

                We would like to call your attention to two new elements in this
   MARK H.      report. First, on Page 2, is a message from Bruce Crockett, the
 WILLIAMSON     independent Chair of the Board of Trustees of the AIM Funds. We
                first introduced you to Mr. Crockett in the annual report on your Fund dated October 31, 2004. Mr. Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair in October 2004.

                    Mr. Crockett plans to keep AIM shareholders informed of the work of the Board regularly via letters in the Fund reports. We certainly think this is a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                    One of the most important decisions the Board makes each
                year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to it. It appears on Pages 8 and 9.

                    Further information about the markets, your Fund, and
                investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                    We at AIM remain committed to building solutions to help you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                Sincerely,

                /s/ ROBERT H. GRAHAM                      /s/ MARK H. WILLIAMSON

                Robert H. Graham                          Mark H. Williamson
                President & Vice Chair,                   Chairman & President,
                AIM Fund                                  A I M Advisors, Inc.

                December 15, 2005

                AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM LARGE CAP GROWTH FUND


                    DEAR AIM FUNDS SHAREHOLDERS:

                    As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.

                       At our most recent meeting in June 2005, your Board
                    approved voluntary fee reductions from A I M Advisors, Inc.
    [CROCKETT       (AIM) that save shareholders approximately $20.8 million
      PHOTO]        annually, based on asset levels as of March 31, 2005. The
                    majority of these expense reductions, which took effect July
                    1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A and Class A3 shares of
  BRUCE L. CROCKETT those AIM Funds that previously charged these fees at a higher rate.

                       Our June meeting, which was the culmination of more than
                    two and one-half months of review and discussions, took place over a three-day period. The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 8 and
                    9. I encourage you to review it.

                       Together with monitoring fund expenses, fund performance
                    is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                       Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 14 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                       At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                       Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.


                Sincerely,
                /S/ BRUCE L. CROCKETT

                Bruce L. Crockett
                Independent Chair
                On Behalf of the Board of Trustees
                AIM Funds

                December 15, 2005

AIM LARGE CAP GROWTH FUND


MANAGEMENT'S DISCUSSION                                                                       Our fundamental analysis seeks to
OF FUND PERFORMANCE                                                                        determine the company's drivers of
======================================================================================     earnings. Our team meets with company
PERFORMANCE SUMMARY                                                                        management to evaluate proprietary
                                             =========================================     products and the quality of management.
For the year ended October 31, 2005,         FUND VS. INDEXES                              We also analyze trends and the
Class A shares of AIM Large Cap Growth                                                     competitive landscape. We believe stocks
Fund, excluding sales charges,               TOTAL RETURNS, 10/31/04-10/31/05,             that pass our quantitative and
outperformed its broad market index and      EXCLUDING APPLICABLE SALES CHARGES. IF        fundamental screens are less likely to
its style-specific index, the Russell        SALES CHARGES WERE INCLUDED, RETURNS          underperform.
1000 Growth Index.                           WOULD BE LOWER.
                                                                                              We construct the portfolio using a
   The Fund outperformed the broad           Class A Shares                    10.48%      bottom-up strategy, focusing on stocks
market as represented by the S&P 500         Class B Shares                     9.74       rather than industries or sectors. While
Index largely because of strong stock        Class C Shares                     9.74       there are no formal sector guidelines or
selection, particularly in the health        Class R Shares                    10.30       constraints, internal controls and
care sector. Also, an overweight             Investor Class Shares             10.65       proprietary software help us monitor
position in the energy sector enhanced       S&P 500 Index                                 risk levels and sector concentration.
Fund performance, although it was            (Broad Market Index)               8.72
hindered by an underweight position the      Russell 1000 Growth Index                        Our sell process is designed to avoid
information technology sector.               (Style-specific Index)             8.81       "high risk" situations we believe lead
                                             Lipper Large-Cap Growth                       to underperformance. Examples of "high
   Your Fund's long-term performance         Fund Index (Peer Group Index)     12.09       risk" situations include:
appears on Pages 6 and 7.
                                             SOURCE: LIPPER,INC.                           o deteriorating business prospects
                                             =========================================
======================================================================================     o extended valuation
HOW WE INVEST                                correlated with outperformance in the
                                             large-cap growth universe, including          o slowing earnings growth
We believe a growth investment strategy
is an essential component of a               o earnings revisions--breadth and             o weakened balance sheet
diversified portfolio.                       magnitude of positive earnings
                                                                                           MARKET CONDITIONS AND YOUR FUND
   Our investment process combines           o earnings sustainability and use of
quantitative and fundamental analysis to     capital--review financial statements          Despite widespread concern about the
uncover companies exhibiting long-term,      determine suitability of growth and           potential impact of rising short-term
sustainable earnings and cash flow           long-term profit potential                    interest rates and historically high
growth that is not yet reflected in                                                        energy prices, the U.S. economy
investor expectations or equity              o valuation--compare a stock's price its      expanded, inflation remained contained
valuations.                                  cash flow and earnings measures               and corporate profits generally rose
                                                                                           during the fiscal year covered by this
   Our quantitative model ranks              o risk assessment--avoid "high risk"          report. Late in the year, higher energy
companies based on factors we have found     companies as defined below                    prices and rising interest rates
to be highly                                                                               threatened to crimp consumer spending,
                                                                                           which accounts for approximately
                                                                                           two-thirds of the U.S. economy.
                                                                                           Corporate profits and stock

                                                                                                                        (continued)
=========================================    ==========================================    =========================================
PORTFOLIO COMPOSITION                        TOP 10 INDUSTRIES*                            TOP 10 EQUITY HOLDINGS*
By sector
                                              1.Managed Health Care            9.9%          1.UnitedHealth Group Inc.          3.8%
              [PIE CHART]                     2.Pharmaceuticals                7.9           2.Alcon,Inc. (Switzerland)         3.4
                                              3.Semiconductors                 7.3           3.Johnson & Johnson                3.0
Health Care                       34.7%       4.Aerospace & Defense            6.3           4.Apple Computer,Inc.              2.8
Information Technology            23.7%       5.Biotechnology                  5.9           5.Aetna Inc.                       2.7
Financials                        10.8%       6.Computer Hardware              5.6           6.Motorola,Inc.                    2.6
Industrials                        8.8%       7.Investment Banking &                         7.Amgen Inc.                       2.4
Consumer Discretionary             7.8%         Brokerage                      4.7           8.Valero Energy Corp.              2.3
Energy                             7.5%       8.Health Care Services           4.4           9.Lehman Brothers Holdings Inc.    2.2
Consumer Staples                   3.1%       9.Communications Equipment       3.6          10.Google Inc.-Class A              2.0
Telecommunications Services        1.4%      10.Department Stores              3.5
Money Market Funds Plus
Other Assets Less Liabilities      2.2%
                                             TOTAL NET ASSETS       $803.0 MILLION

                                             TOTAL NUMBER OF HOLDINGS*          73

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

                                                                3
=========================================    ==========================================    =========================================

AIM LARGE CAP GROWTH FUND

market performance, varied widely by         increases. For the year, your Fund was      good--and getting better. As a group,
sector during the year. Rising energy        overweight energy stocks relative to its    large-cap growth companies boasted
prices caused many energy companies and      style-specific index, with refiner          healthy cash flows, strong balance
utilities to report record earnings and      VALERO ENERGY and integrated oil            sheets and positive earnings growth, and
profits--while profits of companies that     producer CONOCOPHILLIPS among the stocks    managements were generally using capital
use a lot of energy, such as chemical        benefiting Fund performance.                for the benefit of shareholders. And
companies and airlines, were weak. The                                                   yet, large-cap growth stocks were
broad stock market rose for the year.           Information technology stocks were       attractively priced relative to other
                                             the biggest drag on Fund performance for    stocks with less attractive
   Health care and energy stocks             the year. In particular, DELL COMPUTER      fundamentals. While large-cap growth
contributed positively to Fund               hurt Fund performance as did computer       stocks have lagged the broad market in
performance for the year.                    security software manufacturer SYMANTEC.    recent years, we believe investors will
                                             Dell, a long-time Fund holding,             eventually recognize and reward these
   Within the health care sector, our        accounted for a significant investment      characteristics. As always, we thank you
research led us to managed care stocks.      by the Fund. However, the company           for your continued investment in AIM
Many managed care companies have             uncharacteristically stumbled by            Large Cap Growth Fund.
reported strong earnings in recent           mispricing its products relative to its
quarters by aggressively controlling         competitors, resulting in                   THE VIEWS AND OPINIONS EXPRESSED IN
costs, reducing hospital utilization         lower-than-expected revenues. This          MANAGEMENT'S DISCUSSION OF FUND
rates and switching plan participants        spooked investors, and the stock fell       PERFORMANCE ARE THOSE OF A I M ADVISORS,
from name-brand to generic drugs. AETNA,     more than 7% the day after the company      INC. THESE VIEWS AND OPINIONS ARE
UNITEDHEALTH GROUP, WELLPOINT and CIGNA      announced its second quarter results. We    SUBJECT TO CHANGE AT ANY TIME BASED ON
were among the managed care companies        sold more than half of our Dell holdings    FACTORS SUCH AS MARKET AND ECONOMIC
that contributed to Fund performance.        following the announcement, and are now     CONDITIONS. THESE VIEWS AND OPINIONS MAY
Our research also led us to pharmacy         underweight the stock relative to our       NOT BE RELIED UPON AS INVESTMENT ADVICE
benefit managers MEDCO HEALTH SOLUTIONS      style-specific index.                       OR RECOMMENDATIONS, OR AS AN OFFER FOR A
and EXPRESS SCRIPTS, both of which                                                       PARTICULAR SECURITY. THE INFORMATION IS
contributed to your Fund's performance.           Health care and energy                 NOT A COMPLETE ANALYSIS OF EVERY ASPECT
                                                    stocks contributed                   OF ANY MARKET, COUNTRY, INDUSTRY,
   We increased our ownership of                    positively to Fund                   SECURITY OR THE FUND. STATEMENTS OF FACT
non-U.S. pharmaceutical companies,                performance for the year.              ARE FROM SOURCES CONSIDERED RELIABLE,
including Switzerland's NOVARTIS and                                                     BUT A I M ADVISORS, INC. MAKES NO
ROCHE HOLDING, both of which have               Symantec, best known for its Norton      REPRESENTATION OR WARRANTY AS TO THEIR
developed promising new cancer               anti-virus software, acquired VERITAS       COMPLETENESS OR ACCURACY. ALTHOUGH
treatments. Each company boasts a            Software, a maker of backup and recovery    HISTORICAL PERFORMANCE IS NO GUARANTEE
promising product pipeline--something        software. The acquisition was               OF FUTURE RESULTS, THESE INSIGHTS MAY
that cannot be said of many U.S.             controversial on Wall Street with many      HELP YOU UNDERSTAND OUR INVESTMENT
pharmaceutical companies.                    investors fearful the merger could          MANAGEMENT PHILOSOPHY.
                                             distract management. We shared those
   We have generally avoided U.S.            concerns, and we eliminated the stock             See important Fund and index
large-cap pharmaceutical companies, due      from the Fund, but not before it                  disclosures inside front cover.
to their weak product pipelines, patent      suffered a significant decline.
expirations and litigation risk. A                                                                           GEOFFREY V. KEELING,
notable exception was JOHNSON & JOHNSON,        Another information technology-sector                        Chartered Financial
arguably the world's most diversified        holding of note was APPLE COMPUTER. We             [KEELING     Analyst, senior
health care company. While Johnson &         continued to own Apple and we saw                  [PHOTO]      portfolio manager,
Johnson develops pharmaceutical              increasing evidence that the company is                         is co-manager of AIM
products, it manufactures a broad array      benefiting from the phenomenal success                          Large Cap Growth
of health care products to consumers and     of its iPod--Registered Trademark--                             Fund. He joined AIM
medical professionals.                       music player. In recent quarters, data      in 1995 and assumed his present
                                             have shown that consumers are buying        responsibilities in 1999. Mr. Keeling
   Energy has not been considered a          more Macintosh--Registered Trademark--      received a B.B.A in finance from the
traditional growth sector, but supply        computers to go with their new iPods.       University of Texas at Austin.
and demand characteristics have clearly      Apple was one of the Fund's
changed in recent years, due largely to      best-performing holdings for the year.                          ROBERT L. SHOSS,
explosive economic growth in China and                                                                       senior portfolio
India. Worldwide production and refining     IN CLOSING                                         [SHOSS       manager, is
capacity has struggled to keep pace with                                                        PHOTO]       co-manager of AIM
rising demand. We believe any                As the fiscal year ended, we considered                         Large Cap Growth
significant improvement in supply is         the fundamentals of large-cap growth                            Fund. He joined AIM
likely to be years away.                     stocks to be                                                    in 1995 and assumed
                                                                                                             his present
   Given these trends, many energy                                                                           responsibilities
companies have seen notable growth in                                                    in 1999. Mr. Shoss received a B.A from
their revenue and earnings--using the                                                    the University of Texas at Austin and an
money to improve their balance sheets                                                    M.B.A. and a J.D. from the University of
and to benefit shareholders in the form                                                  Houston.
of stock buybacks and dividend
                                                                                         Assisted by the Large/Multi-Cap Growth
                                                                                         Team

                                                                                                    [RIGHT ARROW GRAPHIC]


                                                                                            FOR A PRESENTATION OF YOUR FUND'S
                                                                                            LONG-TERM PERFORMANCE, PLEASE SEE
                                                                                            PAGES 6 AND 7.

AIM LARGE CAP GROWTH FUND



CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      expenses that you paid over the period.          The hypothetical account values and
                                             Simply divide your account value by           expenses may not be used to estimate the
As a shareholder of the Fund, you incur      $1,000 (for example, an $8,600 account        actual ending account balance or
two types of costs: (1) transaction          value divided by $1,000 = 8.6), then          expenses you paid for the period. You
costs, which may include sales charges       multiply the result by the number in the      may use this information to compare the
(loads) on purchase payments; contingent     table under the heading entitled "Actual      ongoing costs of investing in the Fund
deferred sales charges on redemptions;       Expenses Paid During Period" to estimate      and other funds. To do so, compare this
and redemption fees, if any; and (2)         the expenses you paid on your account         5% hypothetical example with the 5%
ongoing costs, including management          during this period.                           hypothetical examples that appear in the
fees; distribution and/or service fees                                                     shareholder reports of the other funds.
(12b-1); and other Fund expenses. This       HYPOTHETICAL EXAMPLE FOR
example is intended to help you              COMPARISON PURPOSES                              Please note that the expenses shown
understand your ongoing costs (in                                                          in the table are meant to highlight your
dollars) of investing in the Fund and to     The table below also provides                 ongoing costs only and do not reflect
compare these costs with ongoing costs       information about hypothetical account        any transactional costs, such as sales
of investing in other mutual funds. The      values and hypothetical expenses based        charges (loads) on purchase payments,
example is based on an investment of         on the Fund's actual expense ratio and        contingent deferred sales charges on
$1,000 invested at the beginning of the      an assumed rate of return of 5% per year      redemptions, and redemption fees, if
period and held for the entire period        before expenses, which is not the Fund's      any. Therefore, the hypothetical
May 1, 2005, through October 31, 2005.       actual return. The Fund's actual              information is useful in comparing
                                             cumulative total returns at net asset         ongoing costs only, and will not help
ACTUAL EXPENSES                              value after expenses for the six months       you determine the relative total costs
                                             ended October 31, 2005, appear in the         of owning different funds. In addition,
The table below provides information         table "Cumulative Total Returns" on page      if these transactional costs were
about actual account values and actual       7.                                            included, your costs would have been
expenses. You may use the information in                                                   higher.
this table, together with the amount you
invested, to estimate the

====================================================================================================================================
                                                                                     HYPOTHETICAL
                                                   ACTUAL                   (5% ANNUAL RETURN BEFORE EXPENSES)

                   BEGINNING           ENDING               EXPENSES           ENDING              EXPENSES         ANNUALIZED
 SHARE           ACCOUNT VALUE      ACCOUNT VALUE          PAID DURING      ACCOUNT VALUE         PAID DURING        EXPENSE
 CLASS            (5/01/05)         (10/31/05)(1)           PERIOD(2,3)      (10/31/05)           PERIOD(2,4)         RATIO
   A              $1,000.00           $1,095.20               $7.34          $1,018.20               $7.07             1.39%
   B               1,000.00            1,091.20               11.07           1,014.62               10.66             2.10
   C               1,000.00            1,091.20               11.07           1,014.62               10.66             2.10
   R               1,000.00            1,093.40                8.44           1,017.14                8.13             1.60
Investor           1,000.00            1,095.80                6.76           1,018.75                6.51             1.28


(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2005, through October
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2005, appear in the table "Cumulative Total Returns" on page 7.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. Effective on July 1, 2005, the distributor contractually agreed to reduce rule 12b-1 plan fees for Class A shares to 0.25%. Also effective on July 1, 2005, the advisor contractually agreed to limit expenses to 1.32%, 2.07%, 2.07%, 1.57% and 1.32% for Class A, B, C, R and Investor Class shares, respectively. The annualized expense ratios restated as if the agreement had been in effect throughout the entire most recent fiscal half year are 1.32%, 2.07%, 2.07%, 1.57% and 1.25% for Class A, B, C, R and Investor Class shares, respectively.

(3) The actual expenses paid restated as if the changes discussed above had been in effect throughout the most recent fiscal half year are $6.97, $10.91, $10.91, $8.28 and $6.60 for Class A, B, C, R and Investor Class shares, respectively.

(4) The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the most recent fiscal half year are $6.72, $10.51, $10.51, $7.98 and $6.36 for Class A, B, C, R and Investor Class shares, respectively.

====================================================================================================================================

                                       [ARROW
                                       BUTTON        For More Information Visit
                                       IMAGE]           AIMINVESTMENTS.COM

AIM LARGE CAP GROWTH FUND



YOUR FUND'S LONG-TERM PERFORMANCE


RESULTS OF A $10,000 INVESTMENT

FUND DATA FROM 3/1/99, INDEX DATA FROM 2/28/99


                                [MOUNTAIN CHART]

  DATE          AIM LARGE CAP      LIPPER LARGE-CAP     RUSSELL 1000          S&P 500
                 GROWTH FUND-        GROWTH FUND        GROWTH INDEX           INDEX
               CLASS A SHARES          INDEX
2/28/99             $9450              $10000              $10000              $10000
   3/99             10116               10568               10527               10400
   4/99              9935               10605               10540               10803
   5/99              9621               10253               10216               10548
   6/99             10354               10966               10932               11132
   7/99             10098               10622               10584               10786
   8/99             10117               10624               10757               10732
   9/99             10098               10516               10531               10438
  10/99             10745               11323               11327               11099
  11/99             11458               11882               11938               11324
  12/99             13180               13202               13179               11990
   1/00             13313               12672               12561               11388
   2/00             16092               13338               13175               11173
   3/00             16692               14274               14119               12265
   4/00             15808               13170               13447               11896
   5/00             14818               12412               12770               11652
   6/00             16778               13233               13737               11939
   7/00             16911               12965               13165               11753
   8/00             19529               14086               14357               12482
   9/00             18578               13012               12999               11823
  10/00             16883               12324               12384               11773
  11/00             13809               10670               10558               10846
  12/00             14303               10604               10224               10899
   1/01             13770               10912               10930               11285
   2/01             10762                9223                9075               10257
   3/01              9402                8265                8087                9608
   4/01             10497                9152                9110               10354
   5/01             10258                9083                8976               10423
   6/01              9954                8821                8768               10170
   7/01              9582                8505                8549               10069
   8/01              8812                7858                7850                9440
   9/01              7936                7068                7066                8677
  10/01              8393                7361                7437                8843
  11/01              9049                8036                8151                9521
  12/01              9135                8073                8136                9605
   1/02              9021                7890                7992                9465
   2/02              8517                7564                7661                9282
   3/02              8984                7868                7926                9631
   4/02              8365                7344                7279                9047
   5/02              8184                7210                7103                8981
   6/02              7670                6623                6446                8341
   7/02              7147                6125                6091                7691
   8/02              7156                6159                6109                7742
   9/02              6671                5562                5476                6901
  10/02              7014                5990                5978                7508
  11/02              7062                6238                6303                7949
  12/02              6719                5803                5867                7483
   1/03              6586                5670                5725                7287
   2/03              6624                5609                5699                7178
   3/03              6767                5714                5805                7247
   4/03              7129                6132                6234                7844
   5/03              7529                6433                6545                8257
   6/03              7586                6486                6635                8362
   7/03              7748                6674                6800                8510
   8/03              7995                6838                6969                8675
   9/03              7843                6693                6895                8583
  10/03              8452                7099                7282                9069
  11/03              8624                7166                7358                9148
  12/03              8690                7368                7613                9628
   1/04              8852                7509                7768                9804
   2/04              8852                7542                7818                9941
   3/04              8900                7458                7673                9791
   4/04              8690                7290                7583                9637
   5/04              8957                7422                7725                9769
   6/04              9119                7529                7821                9959
   7/04              8577                7083                7379                9630
   8/04              8491                7033                7343                9668
   9/04              8739                7198                7413                9773
  10/04              8720                7285                7528                9922
  11/04              9196                7610                7787               10324
  12/04              9462                7917                8092               10675
   1/05              9234                7645                7823               10415
   2/05              9330                7695                7906               10634
   3/05              9168                7555                7762               10445
   4/05              8797                7390                7614               10247
   5/05              9225                7801                7982               10573
   6/05              9358                7816                7953               10588
   7/05              9625                8209                8342               10982
   8/05              9501                8122                8234               10882
   9/05              9768                8219                8272               10970
  10/05              9629                8166                8192               10787

                                                                 SOURCE: LIPPER, INC.


The data shown in the chart include reinvested distributions, applicable sales charges, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

   This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

AIM LARGE CAP GROWTH FUND


=========================================    ==========================================    =========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                  CUMULATIVE TOTAL RETURNS

As of 10/31/05, including applicable         As of 9/30/05, most recent calendar           6 months ended 10/31/05, excluding
sales charges                                quarter-end, including applicable sales       applicable sales charges
                                             charges
CLASS A SHARES                                                                             Class A Shares           9.52%
Inception (3/1/99)              -0.57%       CLASS A SHARES                                Class B Shares           9.12
  5 Years                      -11.62        Inception (3/1/99)              -0.37%        Class C Shares           9.12
  1 Year                         4.44          5 Years                      -13.06         Class R Shares           9.34
                                               1 Year                         5.66         Investor Class Shares    9.58
CLASS B SHARES                                                                             =========================================
Inception (4/5/99)              -1.94%       CLASS B SHARES
  5 Years                      -11.55        Inception (4/5/99)              -1.75%
  1 Year                         4.74          5 Years                      -12.99
                                               1 Year                         6.07
CLASS C SHARES
Inception (4/5/99)              -1.94%       CLASS C SHARES
  5 Years                      -11.20        Inception (4/5/99)              -1.75%
  1 Year                         8.74          5 Years                      -12.65
                                               1 Year                         9.95
CLASS R SHARES
Inception                        0.14%       CLASS R SHARES
  5 Years                      -10.75        Inception                        0.35%
  1 Year                        10.30          5 Years                      -12.20
                                               1 Year                        11.46
INVESTOR CLASS SHARES
Inception                        0.37%       INVESTOR CLASS SHARES
  5 Years                      -10.51        Inception                        0.59%
  1 Year                        10.65          5 Years                      -11.97
                                               1 Year                        11.93
=========================================    ==========================================

CLASS R SHARES' INCEPTION DATE IS JUNE          THE PERFORMANCE DATA QUOTED REPRESENT      FIRST YEAR AFTER PURCHASE. CLASS R
3, 2002. RETURNS SINCE THAT DATE ARE         PAST PERFORMANCE AND CANNOT GUARANTEE         SHARES DO NOT HAVE A FRONT-END SALES
HISTORICAL RETURNS. ALL OTHER RETURNS        COMPARABLE FUTURE RESULTS; CURRENT            CHARGE; RETURNS SHOWN ARE AT NET ASSET
ARE BLENDED RETURNS OF HISTORICAL CLASS      PERFORMANCE MAY BE LOWER OR HIGHER.           VALUE AND DO NOT REFLECT A 0.75% CDSC
R SHARE PERFORMANCE AND RESTATED CLASS A     PLEASE VISIT AIMINVESTMENTS.COM FOR THE       THAT MAY BE IMPOSED ON A TOTAL
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      MOST RECENT MONTH-END PERFORMANCE.            REDEMPTION OF RETIREMENT PLAN ASSETS
THE INCEPTION DATE OF CLASS R SHARES) AT     PERFORMANCE FIGURES REFLECT REINVESTED        WITHIN THE FIRST YEAR. INVESTOR CLASS
NET ASSET VALUE, ADJUSTED TO REFLECT THE     DISTRIBUTIONS, CHANGES IN NET ASSET           SHARES DO NOT HAVE A FRONT-END SALES
HIGHER RULE 12b-1 FEES APPLICABLE TO         VALUE AND THE EFFECT OF THE MAXIMUM           CHARGE OR A CDSC; THEREFORE, PERFORMANCE
CLASS R SHARES. CLASS A SHARES'              SALES CHARGE UNLESS OTHERWISE STATED.         IS AT NET ASSET VALUE.
INCEPTION DATE IS MARCH 1, 1999.             INVESTMENT RETURN AND PRINCIPAL VALUE
                                             WILL FLUCTUATE SO THAT YOU MAY HAVE A            THE PERFORMANCE OF THE FUND'S SHARE
   INVESTOR CLASS SHARES' INCEPTION DATE     GAIN OR LOSS WHEN YOU SELL SHARES.            CLASSES WILL DIFFER DUE TO DIFFERENT
IS SEPTEMBER 30, 2003. RETURNS SINCE                                                       SALES CHARGE STRUCTURES AND CLASS
THAT DATE ARE HISTORICAL RETURNS. ALL           CLASS A SHARE PERFORMANCE REFLECTS         EXPENSES.
OTHER RETURNS ARE BLENDED RETURNS OF         THE MAXIMUM 5.50% SALES CHARGE, AND
HISTORICAL INVESTOR CLASS SHARE              CLASS B AND CLASS C SHARE PERFORMANCE
PERFORMANCE AND RESTATED CLASS A SHARE       REFLECTS THE APPLICABLE CONTINGENT
PERFORMANCE (FOR PERIODS PRIOR TO THE        DEFERRED SALES CHARGE (CDSC) FOR THE
INCEPTION DATE OF INVESTOR CLASS SHARES)     PERIOD INVOLVED. THE CDSC ON CLASS B
AT NET ASSET VALUE AND REFLECT THE           SHARES DECLINES FROM 5% BEGINNING AT THE
HIGHER RULE 12b-1 FEES APPLICABLE TO         TIME OF PURCHASE TO 0% AT THE BEGINNING
CLASS A SHARES. CLASS A SHARES'              OF THE SEVENTH YEAR. THE CDSC ON CLASS C
INCEPTION DATE IS MARCH 1, 1999.             SHARES IS 1% FOR THE

AIM LARGE CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Equity          o The quality of services to be provided      although the total management fees paid
Funds (the "Board") oversees the             by AIM. The Board reviewed the                by one of these unaffiliated mutual
management of AIM Large Cap Growth Fund      credentials and experience of the             funds were higher than the advisory fee
(the "Fund") and, as required by law,        officers and employees of AIM who will        rate for the Fund (data on the total
determines annually whether to approve       provide investment advisory services to       management fees paid by the other
the continuance of the Fund's advisory       the Fund. In reviewing the                    unaffiliated mutual fund was
agreement with A I M Advisors, Inc.          qualifications of AIM to provide              unavailable); (iii) was lower than the
("AIM"). Based upon the recommendation       investment advisory services, the Board       advisory fee rates for an offshore fund
of the Investments Committee of the          reviewed the qualifications of AIM's          for which an AIM affiliate serves as
Board, which is comprised solely of          investment personnel and considered such      advisor with investment strategies
independent trustees, at a meeting held      issues as AIM's portfolio and product         comparable to those of the Fund; and
on June 30, 2005, the Board, including       review process, various back office           (iv) was higher than the advisory fee
all of the independent trustees,             support functions provided by AIM and         rates for six separately managed wrap
approved the continuance of the advisory     AIM's equity and fixed income trading         accounts managed by an AIM affiliate
agreement (the "Advisory Agreement")         operations. Based on the review of these      with investment strategies comparable to
between the Fund and AIM for another         and other factors, the Board concluded        those of the Fund. The Board noted that
year, effective July 1, 2005.                that the quality of services to be            AIM has agreed to waive advisory fees of
                                             provided by AIM was appropriate and that      the Fund and to limit the Fund's total
   The Board considered the factors          AIM currently is providing satisfactory       operating expenses, as discussed below.
discussed below in evaluating the            services in accordance with the terms of      Based on this review, the Board
fairness and reasonableness of the           the Advisory Agreement.                       concluded that the advisory fee rate for
Advisory Agreement at the meeting on                                                       the Fund under the Advisory Agreement
June 30, 2005 and as part of the Board's     o The performance of the Fund relative        was fair and reasonable.
ongoing oversight of the Fund. In their      to comparable funds. The Board reviewed
deliberations, the Board and the             the performance of the Fund during the        o Fees relative to those of comparable
independent trustees did not identify        past one, three and five calendar years       funds with other advisors. The Board
any particular factor that was               against the performance of funds advised      reviewed the advisory fee rate for the
controlling, and each trustee attributed     by other advisors with investment             Fund under the Advisory Agreement. The
different weights to the various             strategies comparable to those of the         Board compared effective contractual
factors.                                     Fund. The Board noted that the Fund's         advisory fee rates at a common asset
                                             performance for such periods was above        level and noted that the Fund's rate was
   One of the responsibilities of the        the median performance of such                below the median rate of the funds
Senior Officer of the Fund, who is           comparable funds. Based on this review,       advised by other advisors with
independent of AIM and AIM's affiliates,     the Board concluded that no changes           investment strategies comparable to
is to manage the process by which the        should be made to the Fund and that it        those of the Fund that the Board
Fund's proposed management fees are          was not necessary to change the Fund's        reviewed. The Board noted that AIM has
negotiated to ensure that they are           portfolio management team at this time.       agreed to waive advisory fees of the
negotiated in a manner which is at arm's                                                   Fund and to limit the Fund's total
length and reasonable. To that end, the      o The performance of the Fund relative        operating expenses, as discussed below.
Senior Officer must either supervise a       to indices. The Board reviewed the            Based on this review, the Board
competitive bidding process or prepare       performance of the Fund during the past       concluded that the advisory fee rate for
an independent written evaluation. The       one, three and five calendar years            the Fund under the Advisory Agreement
Senior Officer has recommended an            against the performance of the Lipper         was fair and reasonable.
independent written evaluation in lieu       Large-Cap Growth Fund Index. The Board
of a competitive bidding process and,        noted that the Fund's performance for         o Expense limitations and fee waivers.
upon the direction of the Board, has         such periods was above the performance        The Board noted that AIM has
prepared such an independent written         of such Index. Based on this review, the      contractually agreed to waive advisory
evaluation. Such written evaluation also     Board concluded that no changes should        fees of the Fund through December 31,
considered certain of the factors            be made to the Fund and that it was not       2009 to the extent necessary so that the
discussed below. In addition, as             necessary to change the Fund's portfolio      advisory fees payable by the Fund do not
discussed below, the Senior Officer made     management team at this time.                 exceed a specified maximum advisory fee
certain recommendations to the Board in                                                    rate, which maximum rate includes
connection with such written evaluation.     o Meeting with the Fund's portfolio           breakpoints and is based on net asset
                                             managers and investment personnel. With       levels. The Board considered the
   The discussion below serves as a          respect to the Fund, the Board is             contractual nature of this fee waiver
summary of the Senior Officer's              meeting periodically with such Fund's         and noted that it remains in effect
independent written evaluation and           portfolio managers and/or other               until December 31, 2009. The Board noted
recommendations to the Board in              investment personnel and believes that        that AIM has contractually agreed to
connection therewith, as well as a           such individuals are competent and able       waive fees and/or limit expenses of the
discussion of the material factors and       to continue to carry out their                Fund through December 31, 2009 in an
the conclusions with respect thereto         responsibilities under the Advisory           amount necessary to limit total annual
that formed the basis for the Board's        Agreement.                                    operating expenses to a specified
approval of the Advisory Agreement.                                                        percentage of average daily net assets
After consideration of all of the            o Overall performance of AIM. The Board       for each class of the Fund. The Board
factors below and based on its informed      considered the overall performance of         considered the contractual nature of
business judgment, the Board determined      AIM in providing investment advisory and      this fee waiver/expense limitation and
that the Advisory Agreement is in the        portfolio administrative services to the      noted that it remains in effect through
best interests of the Fund and its           Fund and concluded that such performance      December 31, 2009. The Board considered
shareholders and that the compensation       was satisfactory.                             the effect these fee waivers/expense
to AIM under the Advisory Agreement is                                                     limitations would have on the Fund's
fair and reasonable and would have been      o Fees relative to those of clients of        estimated expenses and concluded that
obtained through arm's length                AIM with comparable investment                the levels of fee waivers/expense
negotiations.                                strategies. The Board reviewed the            limitations for the Fund were fair and
                                             advisory fee rate for the Fund under the      reasonable.
o The nature and extent of the advisory      Advisory Agreement. The Board noted that
services to be provided by AIM. The          this rate (i) was the same as the             o Breakpoints and economies of scale.
Board reviewed the services to be            advisory fee rates for a variable             The Board reviewed the structure of the
provided by AIM under the Advisory           insurance fund advised by AIM and             Fund's advisory fee under the Advisory
Agreement. Based on such review, the         offered to insurance company separate         Agreement, noting that it includes two
Board concluded that the range of            accounts with investment strategies           breakpoints. The Board reviewed the
services to be provided by AIM under the     comparable to those of the Fund; (ii)         level of the Fund's advisory fees, and
Advisory Agreement was appropriate and       was higher than the sub-advisory fee          noted that such fees, as a percentage of
that AIM currently is providing services     rates for two unaffiliated mutual funds       the Fund's net assets, would decrease as
in accordance with the terms of the          for which an AIM affiliate serves as
Advisory Agreement.                          sub-advisor,
                                                                                                                        (continued)

AIM LARGE CAP GROWTH FUND


net assets increase because the Advisory     the Board that the Board consider             o Other factors and current trends. In
Agreement includes breakpoints. The          implementing a process to assist them in      determining whether to continue the
Board noted that, due to the Fund's          more closely monitoring the performance       Advisory Agreement for the Fund, the
current asset levels and the way in          of the AIM Funds. The Board concluded         Board considered the fact that AIM,
which the advisory fee breakpoints have      that it would be advisable to implement       along with others in the mutual fund
been structured, the Fund has yet to         such a process as soon as reasonably          industry, is subject to regulatory
benefit from the breakpoints. The Board      practicable.                                  inquiries and litigation related to a
noted that AIM has contractually agreed                                                    wide range of issues. The Board also
to waive advisory fees of the Fund           o Profitability of AIM and its                considered the governance and compliance
through December 31, 2009 to the extent      affiliates. The Board reviewed                reforms being undertaken by AIM and its
necessary so that the advisory fees          information concerning the profitability      affiliates, including maintaining an
payable by the Fund do not exceed a          of AIM's (and its affiliates')                internal controls committee and
specified maximum advisory fee rate,         investment advisory and other activities      retaining an independent compliance
which maximum rate includes breakpoints      and its financial condition. The Board        consultant, and the fact that AIM has
and is based on net asset levels. The        considered the overall profitability of       undertaken to cause the Fund to operate
Board concluded that the Fund's fee          AIM, as well as the profitability of AIM      in accordance with certain governance
levels under the Advisory Agreement          in connection with managing the Fund.         policies and practices. The Board
therefore would reflect economies of         The Board noted that AIM's operations         concluded that these actions indicated a
scale at higher asset levels and that it     remain profitable, although increased         good faith effort on the part of AIM to
was not necessary to change the advisory     expenses in recent years have reduced         adhere to the highest ethical standards,
fee breakpoints in the Fund's advisory       AIM's profitability. Based on the review      and determined that the current
fee schedule.                                of the profitability of AIM's and its         regulatory and litigation environment to
                                             affiliates' investment advisory and           which AIM is subject should not prevent
o Investments in affiliated money market     other activities and its financial            the Board from continuing the Advisory
funds. The Board also took into account      condition, the Board concluded that the       Agreement for the Fund.
the fact that uninvested cash and cash       compensation to be paid by the Fund to
collateral from securities lending           AIM under its Advisory Agreement was not
arrangements (collectively, "cash            excessive.
balances") of the Fund may be invested
in money market funds advised by AIM         o Benefits of soft dollars to AIM. The
pursuant to the terms of an SEC              Board considered the benefits realized
exemptive order. The Board found that        by AIM as a result of brokerage
the Fund may realize certain benefits        transactions executed through "soft
upon investing cash balances in AIM          dollar" arrangements. Under these
advised money market funds, including a      arrangements, brokerage commissions paid
higher net return, increased liquidity,      by the Fund and/or other funds advised
increased diversification or decreased       by AIM are used to pay for research and
transaction costs. The Board also found      execution services. This research is
that the Fund will not receive reduced       used by AIM in making investment
services if it invests its cash balances     decisions for the Fund. The Board
in such money market funds. The Board        concluded that such arrangements were
noted that, to the extent the Fund           appropriate.
invests in affiliated money market
funds, AIM has voluntarily agreed to         o AIM's financial soundness in light of
waive a portion of the advisory fees it      the Fund's needs. The Board considered
receives from the Fund attributable to       whether AIM is financially sound and has
such investment. The Board further           the resources necessary to perform its
determined that the proposed securities      obligations under the Advisory
lending program and related procedures       Agreement, and concluded that AIM has
with respect to the lending Fund is in       the financial resources necessary to
the best interests of the lending Fund       fulfill its obligations under the
and its respective shareholders. The         Advisory Agreement.
Board therefore concluded that the
investment of cash collateral received       o Historical relationship between the
in connection with the securities            Fund and AIM. In determining whether to
lending program in the money market          continue the Advisory Agreement for the
funds according to the procedures is in      Fund, the Board also considered the
the best interests of the lending Fund       prior relationship between AIM and the
and its respective shareholders.             Fund, as well as the Board's knowledge
                                             of AIM's operations, and concluded that
o Independent written evaluation and         it was beneficial to maintain the
recommendations of the Fund's Senior         current relationship, in part, because
Officer. The Board noted that, upon          of such knowledge. The Board also
their direction, the Senior Officer of       reviewed the general nature of the
the Fund, who is independent of AIM and      non-investment advisory services
AIM's affiliates, had prepared an            currently performed by AIM and its
independent written evaluation in order      affiliates, such as administrative,
to assist the Board in determining the       transfer agency and distribution
reasonableness of the proposed               services, and the fees received by AIM
management fees of the AIM Funds,            and its affiliates for performing such
including the Fund. The Board noted that     services. In addition to reviewing such
the Senior Officer's written evaluation      services, the trustees also considered
had been relied upon by the Board in         the organizational structure employed by
this regard in lieu of a competitive         AIM and its affiliates to provide those
bidding process. In determining whether      services. Based on the review of these
to continue the Advisory Agreement for       and other factors, the Board concluded
the Fund, the Board considered the           that AIM and its affiliates were
Senior Officer's written evaluation and      qualified to continue to provide
the recommendation made by the Senior        non-investment advisory services to the
Officer to                                   Fund, including administrative, transfer
                                             agency and distribution services, and
                                             that AIM and its affiliates currently
                                             are providing satisfactory
                                             non-investment advisory services.

    SUPPLEMENT TO ANNUAL REPORT DATED 10/31/05

AIM LARGE CAP GROWTH FUND

                                       ===============================================

INSTITUTIONAL CLASS SHARES             AVERAGE ANNUAL TOTAL RETURNS                        PLEASE NOTE THAT PAST PERFORMANCE IS NOT
                                       For periods ended 10/31/05                        INDICATIVE OF FUTURE RESULTS. MORE RECENT
The following information has been                                                       RETURNS MAY BE MORE OR LESS THAN THOSE
prepared to provide Institutional      Inception                               0.42%     SHOWN. ALL RETURNS ASSUME REINVESTMENT OF
Class shareholders with a                 5 Years                           - 10.46      DISTRIBUTIONS AT NET ASSET VALUE.
performance overview specific to          1 Year                              11.22      INVESTMENT RETURN AND PRINCIPAL VALUE WILL
their holdings. Institutional Class       6 Months*                            9.79      FLUCTUATE SO YOUR SHARES, WHEN REDEEMED,
shares are offered exclusively to      ===============================================   MAY BE WORTH MORE OR LESS THAN THEIR
institutional investors, including                                                       ORIGINAL COST. SEE FULL REPORT FOR
defined contribution plans that meet   AVERAGE ANNUAL TOTAL RETURNS                      INFORMATION ON COMPARATIVE BENCHMARKS.
certain criteria.                      For periods ended 9/30/05, most recent calendar   PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                       quarter-end                                       MORE INFORMATION. FOR THE MOST CURRENT
                                                                                         MONTH-END PERFORMANCE, PLEASE CALL
                                       Inception                               0.63%     800-451-4246 OR VISIT AIMINVESTMENTS.COM.
                                          5 Years                           - 11.92
                                          1 Year                              12.50
                                          6 Months*                            6.92

                                       *   Cumulative total return that has not been
                                           annualized

                                       ===============================================

                                       INSTITUTIONAL CLASS SHARES HAVE NO SALES
                                       CHARGE; THEREFORE, PERFORMANCE IS AT NET ASSET
                                       VALUE (NAV).

                                         INSTITUTIONAL CLASS SHARES' INCEPTION DATE IS
                                       APRIL 30, 2004. RETURNS SINCE THAT DATE ARE
                                       HISTORICAL RETURNS. ALL OTHER RETURNS ARE
                                       BLENDED RETURNS OF HISTORICAL INSTITUTIONAL
                                       CLASS SHARE PERFORMANCE AND RESTATED CLASS A
                                       SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE
====================================   INCEPTION DATE OF INSTITUTIONAL CLASS SHARES)
                                       AT NET ASSET VALUE AND REFLECT THE HIGHER RULE
NASDAQ SYMBOL                LCIGX     12b-1 FEES APPLICABLE TO CLASS A SHARES. CLASS
                                       A SHARES' INCEPTION DATE IS MARCH 1, 1999.
====================================   PERFORMANCE OF INSTITUTIONAL CLASS SHARES WILL
                                       DIFFER FROM PERFORMANCE OF OTHER SHARE CLASSES
                                       DUE TO DIFFERING SALES CHARGES AND CLASS
                                       EXPENSES.

                                                                                  Over for information on your Fund's expenses.

                                                 FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                        [YOUR GOALS.
                                                       OUR SOLUTIONS.]
                                                   - REGISTERED TRADEMARK -                     [AIM INVESTMENTS LOGO]
AIMINVESTMENTS.COM         LCG-INS-1                                                            - REGISTERED TRADEMARK -

    INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                divide your account value by $1,000 (for            The hypothetical account values and
                                       example, an $8,600 account value divided by       expenses may not be used to estimate the
As a shareholder of the Fund, you      $1,000 = 8.6), then multiply the result by the    actual ending account balance or expenses
incur ongoing costs, including         number in the table under the heading entitled    you paid for the period. You may use this
management fees and other Fund         "Actual Expenses Paid During Period" to           information to compare the ongoing costs of
expenses. This example is intended     estimate the expenses you paid on your account    investing in the Fund and other funds. To
to help you understand your ongoing    during this period.                               do so, compare this 5% hypothetical example
costs (in dollars) of investing in                                                       with the 5% hypothetical examples that
the Fund and to compare these costs    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES      appear in the shareholder reports of the
with ongoing costs of investing in                                                       other funds.
other mutual funds. The example is     The table below also provides information about
based on an investment of $1,000       hypothetical account values and hypothetical        Please note that the expenses shown in
invested at the beginning of the       expenses based on the Fund's actual expense       the table are meant to highlight your
period and held for the entire         ratio and an assumed rate of return of 5% per     ongoing costs only. Therefore, the
period May 1, 2005, through October    year before expenses, which is not the Fund's     hypothetical information is useful in
31, 2005.                              actual return. The Fund's actual cumulative       comparing ongoing costs only, and will not
                                       total return after expenses for the six months    help you determine the relative total costs
ACTUAL EXPENSES                        ended October 31, 2005, appears in the table on   of owning different funds.
                                       the front of this supplement.
The table below provides information
about actual account values and
actual expenses. You may use the
information in this table, together
with the amount you invested, to
estimate the expenses that you paid
over the period. Simply

====================================================================================================================================

                                                      ACTUAL                              HYPOTHETICAL
                                                                               (5% ANNUAL RETURN BEFORE EXPENSES)

                       BEGINNING           ENDING               EXPENSES           ENDING            EXPENSES        ANNUALIZED
    SHARE            ACCOUNT VALUE      ACCOUNT VALUE         PAID DURING       ACCOUNT VALUE       PAID DURING       EXPENSE
    CLASS              (5/1/05)         (10/31/05)(1)          PERIOD(2)         (10/31/05)          PERIOD(2)         RATIO
Institutional         $ 1,000.00          $ 1,097.90            $  4.18          $1,021.22             $4.02           0.79%

(1)   The actual ending account value is based on the actual total return of the Fund for the period May 1, 2005, through October
      31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended October 31, 2005, appears in the table on the front of this supplement.

(2)   Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIMINVESTMENTS.COM         LCG-INS-1

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2005

                                                 SHARES         VALUE
-------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-86.90%

AEROSPACE & DEFENSE-6.34%

Boeing Co. (The)                                   181,600   $ 11,738,624
-------------------------------------------------------------------------
General Dynamics Corp.                              54,400      6,326,720
-------------------------------------------------------------------------
Lockheed Martin Corp.                              253,100     15,327,736
-------------------------------------------------------------------------
Precision Castparts Corp.                          207,800      9,841,408
-------------------------------------------------------------------------
Rockwell Collins, Inc.                             168,400      7,716,088
=========================================================================
                                                               50,950,576
=========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.78%

Coach, Inc.(a)                                     194,000      6,242,920
=========================================================================

APPLICATION SOFTWARE-1.47%

Autodesk, Inc.                                     261,500     11,801,495
=========================================================================

BIOTECHNOLOGY-5.92%

Amgen Inc.(a)                                      255,100     19,326,376
-------------------------------------------------------------------------
Genentech, Inc.(a)                                  99,000      8,969,400
-------------------------------------------------------------------------
Genzyme Corp.(a)                                    85,000      6,145,500
-------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                           276,600     13,069,350
=========================================================================
                                                               47,510,626
=========================================================================

COMMUNICATIONS EQUIPMENT-3.62%

Cisco Systems, Inc.(a)                             488,640      8,526,768
-------------------------------------------------------------------------
Motorola, Inc.                                     926,100     20,522,376
=========================================================================
                                                               29,049,144
=========================================================================

COMPUTER HARDWARE-5.55%

Apple Computer, Inc.(a)                            391,100     22,523,449
-------------------------------------------------------------------------
Dell Inc.(a)                                       311,100      9,917,868
-------------------------------------------------------------------------
Hewlett-Packard Co.                                433,000     12,141,320
=========================================================================
                                                               44,582,637
=========================================================================

CONSUMER FINANCE-1.11%

SLM Corp.                                          160,100      8,890,353
=========================================================================

DEPARTMENT STORES-3.51%

Federated Department Stores, Inc.                  108,100      6,634,097
-------------------------------------------------------------------------
J.C. Penney Co., Inc.                              122,800      6,287,360
-------------------------------------------------------------------------
Nordstrom, Inc.(b)                                 441,700     15,304,905
=========================================================================
                                                               28,226,362
=========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.78%

Agilent Technologies, Inc.(a)                      195,000      6,241,950
=========================================================================

HEALTH CARE DISTRIBUTORS-0.74%

McKesson Corp.                                     130,000      5,905,900
=========================================================================

HEALTH CARE EQUIPMENT-1.20%

Baxter International Inc.                          252,000      9,633,960
=========================================================================

HEALTH CARE FACILITIES-1.28%

HCA Inc.                                           212,900     10,259,651
=========================================================================

                                                 SHARES         VALUE
-------------------------------------------------------------------------

HEALTH CARE SERVICES-4.39%

Caremark Rx, Inc.(a)                               214,800   $ 11,255,520
-------------------------------------------------------------------------
Express Scripts, Inc.(a)(b)                        122,800      9,260,348
-------------------------------------------------------------------------
Medco Health Solutions, Inc.(a)                    158,500      8,955,250
-------------------------------------------------------------------------
Quest Diagnostics Inc.                             124,200      5,801,382
=========================================================================
                                                               35,272,500
=========================================================================

HOME IMPROVEMENT RETAIL-0.79%

Home Depot, Inc. (The)                             154,400      6,336,576
=========================================================================

HOUSEHOLD PRODUCTS-1.77%

Procter & Gamble Co. (The)                         254,477     14,248,167
=========================================================================

INTEGRATED OIL & GAS-3.08%

Chevron Corp.                                      154,900      8,840,143
-------------------------------------------------------------------------
ConocoPhillips                                     243,100     15,893,878
=========================================================================
                                                               24,734,021
=========================================================================

INTERNET SOFTWARE & SERVICES-2.00%

Google Inc.-Class A(a)                              43,100     16,039,234
=========================================================================

INVESTMENT BANKING & BROKERAGE-4.65%

Bear Stearns Cos. Inc. (The)                        59,300      6,273,940
-------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                    105,600     13,344,672
-------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      147,800     17,687,226
=========================================================================
                                                               37,305,838
=========================================================================

LIFE & HEALTH INSURANCE-1.15%

MetLife, Inc.                                      186,200      9,200,142
=========================================================================

MANAGED HEALTH CARE-9.93%

Aetna Inc.                                         245,600     21,750,336
-------------------------------------------------------------------------
CIGNA Corp.                                        108,400     12,560,308
-------------------------------------------------------------------------
Health Net, Inc.(a)                                135,000      6,323,400
-------------------------------------------------------------------------
UnitedHealth Group Inc.                            528,800     30,612,232
-------------------------------------------------------------------------
WellPoint, Inc.(a)                                 113,900      8,506,052
=========================================================================
                                                               79,752,328
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.09%

Apache Corp.                                        99,000      6,319,170
-------------------------------------------------------------------------
Devon Energy Corp.                                 173,300     10,463,854
=========================================================================
                                                               16,783,024
=========================================================================

OIL & GAS REFINING & MARKETING-2.32%

Valero Energy Corp.                                177,000     18,627,480
=========================================================================

PHARMACEUTICALS-4.81%

Allergan, Inc.                                      89,000      7,947,700
-------------------------------------------------------------------------
Barr Pharmaceuticals Inc.(a)                       114,000      6,549,300
-------------------------------------------------------------------------
Johnson & Johnson                                  386,000     24,171,320
=========================================================================
                                                               38,668,320
=========================================================================

                                                 SHARES         VALUE
-------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE-2.13%

Allstate Corp. (The)                               201,000   $ 10,610,790
-------------------------------------------------------------------------
Chubb Corp. (The)                                   70,300      6,535,791
=========================================================================
                                                               17,146,581
=========================================================================

RAILROADS-1.71%

Burlington Northern Santa Fe Corp.                 221,800     13,764,908
=========================================================================

RESTAURANTS-2.67%

Darden Restaurants, Inc.(b)                        201,400      6,529,388
-------------------------------------------------------------------------
YUM! Brands, Inc.                                  293,700     14,940,519
=========================================================================
                                                               21,469,907
=========================================================================

SEMICONDUCTORS-6.15%

Broadcom Corp.-Class A(a)                          188,000      7,982,480
-------------------------------------------------------------------------
Freescale Semiconductor Inc.-Class A(a)(b)         260,000      6,159,400
-------------------------------------------------------------------------
Intel Corp.                                        376,300      8,843,050
-------------------------------------------------------------------------
National Semiconductor Corp.                       546,300     12,362,769
-------------------------------------------------------------------------
Texas Instruments Inc.                             490,500     14,003,775
=========================================================================
                                                               49,351,474
=========================================================================

SOFT DRINKS-1.36%

PepsiCo, Inc.                                      185,000     10,929,800
=========================================================================

SYSTEMS SOFTWARE-2.93%

McAfee Inc.(a)                                     210,000      6,306,300
-------------------------------------------------------------------------
Microsoft Corp.                                    425,080     10,924,556
-------------------------------------------------------------------------
Oracle Corp.(a)                                    497,500      6,308,300
=========================================================================
                                                               23,539,156
=========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.67%

Sprint Nextel Corp.                                230,000      5,361,300
=========================================================================
    Total Domestic Common Stocks (Cost
      $587,075,092)                                           697,826,330
=========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-10.86%

BRAZIL-0.96%

Unibanco-Uniao de Bancos Brasileiros S.A.-GDR
  (Diversified Banks)(b)                           147,000      7,688,100
=========================================================================

JAPAN-0.76%

Komatsu Ltd. (Construction & Farm Machinery &
  Heavy Trucks)(c)                                 450,000      6,059,519
=========================================================================

                                                 SHARES         VALUE
-------------------------------------------------------------------------

MEXICO-0.78%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)            240,000   $  6,300,000
=========================================================================

SINGAPORE-1.16%

Marvell Technology Group Ltd.
  (Semiconductors)(a)                              201,000      9,328,410
=========================================================================

SOUTH KOREA-0.77%

Kookmin Bank (Diversified Banks)(c)                107,000      6,151,035
=========================================================================

SWITZERLAND-4.92%

Alcon, Inc. (Health Care Supplies)                 202,600     26,925,540
-------------------------------------------------------------------------
Novartis A.G.-ADR (Pharmaceuticals)                115,000      6,189,300
-------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)                43,000      6,424,731
=========================================================================
                                                               39,539,571
=========================================================================

UNITED KINGDOM-1.51%

AstraZeneca PLC-ADR (Pharmaceuticals)              131,000      5,881,900
-------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR
  (Pharmaceuticals)(b)                             174,000      6,236,160
=========================================================================
                                                               12,118,060
=========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $71,792,654)                             87,184,695
=========================================================================
MONEY MARKET FUNDS-2.29%

Liquid Assets Portfolio-Institutional
  Class(d)                                       9,209,656      9,209,656
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)      9,209,656      9,209,656
=========================================================================
    Total Money Market Funds (Cost
      $18,419,312)                                             18,419,312
=========================================================================
TOTAL INVESTMENTS-100.05% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $677,287,058)                 803,430,337
=========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-3.26%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                   26,223,050     26,223,050
=========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $26,223,050)                                       26,223,050
=========================================================================
TOTAL INVESTMENTS-103.31% (Cost $703,510,108)                 829,653,387
=========================================================================
OTHER ASSETS LESS LIABILITIES-(3.31%)                         (26,616,667)
=========================================================================
NET ASSETS-100.00%                                           $803,036,720
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
GDR  - Global Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at October 31, 2005.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2005 was $12,210,554, which represented 1.52% of the Fund's Total Net Assets. See Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS:

Investments, at value (cost $658,867,746)*   $   785,011,025
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $44,642,362)                        44,642,362
============================================================
  Total investments (cost $703,510,108)          829,653,387
============================================================
Receivables for:
  Fund shares sold                                 1,152,427
------------------------------------------------------------
  Dividends                                          422,054
------------------------------------------------------------
  Amount due from advisor                            143,556
------------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans                  162,990
------------------------------------------------------------
Other assets                                         140,243
============================================================
    Total assets                                 831,674,657
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                           1,616,278
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 213,799
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        26,223,050
------------------------------------------------------------
Accrued distribution fees                            224,022
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             2,509
------------------------------------------------------------
Accrued transfer agent fees                          273,960
------------------------------------------------------------
Accrued operating expenses                            84,319
============================================================
    Total liabilities                             28,637,937
============================================================
Net assets applicable to shares outstanding  $   803,036,720
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest              $ 2,285,495,501
------------------------------------------------------------
  Undistributed net investment income
    (loss)                                          (141,865)
------------------------------------------------------------
  Undistributed net realized gain (loss)
    from investment securities and foreign
    currencies                                (1,608,460,195)
------------------------------------------------------------
  Unrealized appreciation of investment
    securities                                   126,143,279
============================================================
                                             $   803,036,720
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $   166,860,287
____________________________________________________________
============================================================
Class B                                      $   103,687,503
____________________________________________________________
============================================================
Class C                                      $    48,293,005
____________________________________________________________
============================================================
Class R                                      $     2,329,566
____________________________________________________________
============================================================
Investor Class                               $   358,498,252
____________________________________________________________
============================================================
Institutional Class                          $   123,368,107
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           16,488,558
____________________________________________________________
============================================================
Class B                                           10,703,183
____________________________________________________________
============================================================
Class C                                            4,982,642
____________________________________________________________
============================================================
Class R                                              231,329
____________________________________________________________
============================================================
Investor Class                                    35,223,814
____________________________________________________________
============================================================
Institutional Class                               12,081,741
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $         10.12
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.12 divided by
      94.50%)                                $         10.71
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $          9.69
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $          9.69
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                    $         10.07
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                    $         10.18
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $         10.21
____________________________________________________________
============================================================

* At October 31, 2005, securities with an aggregate value of $26,245,052 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2005


INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $89,816)             $ 9,589,534
-----------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $58,224, less compensation to
  counterparties of $425,629)                                         416,059
=============================================================================
    Total investment income                                        10,005,593
=============================================================================

EXPENSES:

Advisory fees                                                       5,927,479
-----------------------------------------------------------------------------
Administrative services fees                                          231,776
-----------------------------------------------------------------------------
Custodian fees                                                         75,971
-----------------------------------------------------------------------------
Distribution fees:
  Class A                                                             594,702
-----------------------------------------------------------------------------
  Class B                                                           1,112,960
-----------------------------------------------------------------------------
  Class C                                                             500,748
-----------------------------------------------------------------------------
  Class R                                                              12,911
-----------------------------------------------------------------------------
  Investor Class                                                      703,386
-----------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R & Investor                        2,648,780
-----------------------------------------------------------------------------
Transfer agent fees -- Institutional                                    7,067
-----------------------------------------------------------------------------
Trustees' and officer's fees and benefits                              42,647
-----------------------------------------------------------------------------
Other                                                                 628,720
=============================================================================
    Total expenses                                                 12,487,147
=============================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                      (744,307)
=============================================================================
    Net expenses                                                   11,742,840
=============================================================================
Net investment income (loss)                                      (1,737,247)
=============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities (includes gains from securities sold
    to affiliates of $2,167,363)                                   42,123,721
-----------------------------------------------------------------------------
  Foreign currencies                                                 (31,246)
=============================================================================
                                                                   42,092,475
=============================================================================
Change in net unrealized appreciation of investment
  securities                                                       37,314,293
=============================================================================
Net gain from investment securities and foreign currencies         79,406,768
=============================================================================
Net increase in net assets resulting from operations              $77,669,521
_____________________________________________________________________________
=============================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2005 and 2004

                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (1,737,247)   $ (6,606,212)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  42,092,475      98,213,764
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                37,314,293     (67,692,338)
==========================================================================================
    Net increase in net assets resulting from operations        77,669,521      23,915,214
==========================================================================================
Share transactions-net:
  Class A                                                      (29,524,310)     18,678,547
------------------------------------------------------------------------------------------
  Class B                                                      (19,664,001)    (12,082,083)
------------------------------------------------------------------------------------------
  Class C                                                       (4,708,853)      3,097,603
------------------------------------------------------------------------------------------
  Class R                                                         (680,651)        574,491
------------------------------------------------------------------------------------------
  Investor Class                                               (56,611,706)    361,821,129
------------------------------------------------------------------------------------------
  Institutional Class                                           95,851,741      22,063,157
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (15,337,780)    394,152,844
==========================================================================================
    Net increase in net assets                                  62,331,741     418,068,058
==========================================================================================

NET ASSETS:

  Beginning of year                                            740,704,979     322,636,921
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(141,865) and $(131,109), respectively)        $803,036,720    $740,704,979
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund paid an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $1 billion                                              0.75%
--------------------------------------------------------------------
Next $1 billion                                               0.70%
--------------------------------------------------------------------
Over $2 billion                                               0.625%
 ___________________________________________________________________
====================================================================


    Effective January 2, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.695%
--------------------------------------------------------------------
Next $250 million                                             0.67%
--------------------------------------------------------------------
Next $500 million                                             0.645%
--------------------------------------------------------------------
Next $1.5 billion                                             0.62%
--------------------------------------------------------------------
Next $2.5 billion                                             0.595%
--------------------------------------------------------------------
Next $2.5 billion                                             0.57%
--------------------------------------------------------------------
Next $2.5 billion                                             0.545%
--------------------------------------------------------------------
Over $10 billion                                              0.52%
 ___________________________________________________________________
====================================================================


    Effective July 1, 2005, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares to 1.32%, 2.07%, 2.07%, 1.57%, 1.32% and 1.07% of average daily net assets, respectively, through October 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended October 31, 2005, AIM waived fees of $538,584 and reimbursed expenses of $120,609.

    For the year ended October 31, 2005, the advisor has agreed to reimburse the Fund $143,556 for an economic loss due to a trading error.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $57,083.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended October 31, 2005, AIM was paid $231,776.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended October 31, 2005, the Fund paid AISI $2,648,780 for Class A, Class B, Class C, Class R and Investor Class share classes and $7,067 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. The Fund, pursuant to the Investor Class Plan, pays ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2005, the Class A, Class B, Class C, Class R and Investor Class shares paid $594,702, $1,112,960, $500,748, $12,911 and $703,386, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2005, ADI advised the Fund that it retained $67,181 in front-end sales commissions from the sale of Class A shares and $2,770, $39,117, $9,556 and $0 from Class A, Class B, Class C, and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      10/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $14,259,968      $ 94,247,884      $ (99,298,196)        $   --         $ 9,209,656     $178,313       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            14,259,968        94,247,884        (99,298,196)            --           9,209,656      179,522           --
==================================================================================================================================
  Subtotal        $28,519,936      $188,495,768      $(198,596,392)        $   --         $18,419,312     $357,835       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND*     REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      10/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 4,905,700      $ 77,755,697      $ (82,661,397)        $   --         $        --     $  7,474       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                    --       406,854,166       (380,631,116)            --          26,223,050       50,750           --
==================================================================================================================================
  Subtotal        $ 4,905,700      $484,609,863      $(463,292,513)        $   --         $26,223,050     $ 58,224       $   --
==================================================================================================================================
  Total           $33,425,636      $673,105,631      $(661,888,905)        $   --         $44,642,362     $416,059       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2005, the Fund engaged in securities purchases of $14,112,915 and sales of $8,209,950, which resulted in net realized gains of $2,167,363.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $28,031.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2005, the Fund paid legal fees of $5,021 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2005, securities with an aggregate value of $26,245,052 were on loan to brokers. The loans were secured by cash collateral of $26,223,050 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2005, the Fund received dividends on cash collateral of $58,224 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or Long-term capital gain distributions paid during the years ended October 31, 2005 and 2004.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2005, the components of net assets on a tax basis were as follows:

                                                                     2005
-------------------------------------------------------------------------------
Unrealized appreciation -- investments                          $   119,581,005
-------------------------------------------------------------------------------
Temporary book/tax differences                                         (141,865)
-------------------------------------------------------------------------------
Capital loss carryforward                                        (1,601,897,921)
-------------------------------------------------------------------------------
Shares of beneficial interest                                     2,285,495,501
===============================================================================
Total net assets                                                $   803,036,720
_______________________________________________________________________________
===============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of October 31, 2005 to utilizing $1,529,431,441 of capital loss carryforward in the fiscal year ended October 31, 2006.

    The Fund utilized $41,732,998 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2005 which expires as follows:

                                                                 CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
------------------------------------------------------------------------------
October 31, 2009                                                $1,049,563,307
------------------------------------------------------------------------------
October 31, 2010                                                   517,239,010
------------------------------------------------------------------------------
October 31, 2011                                                    35,095,604
==============================================================================
Total capital loss carryforward                                 $1,601,897,921
______________________________________________________________________________
==============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 3, 2003, the date of the reorganization of INVESCO Growth Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2005 was $802,046,885 and $806,867,863, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $129,848,271
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (10,267,266)
==============================================================================
Net unrealized appreciation of investment securities             $119,581,005
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $710,072,382.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currencies, built in gains recognized and net operating losses, on October 31, 2005, undistributed net investment income (loss) was increased by $1,726,491, undistributed net realized gain (loss) was increased by $7,106,863 and shares of beneficial interest decreased by $8,833,354. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently consists of six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

    Investor Class shares of the Fund are offered only to certain grandfathered investors.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                        2005(A)                           2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       8,068,287    $  79,582,099      6,225,450    $  57,170,463
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,697,858       15,891,658      2,516,228       22,341,073
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,441,223       13,501,428      2,041,593       18,173,950
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                          81,004          791,982        111,709        1,022,930
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                2,718,103       26,734,766      4,268,368       39,323,955
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                       10,222,487      101,445,516      2,436,212       22,232,973
==========================================================================================================================
Issued in connection with acquisitions:(c)
  Class A                                                              --               --        445,760        3,960,921
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --         24,464          210,855
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --        426,258        3,668,554
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                       --               --     50,546,207      449,143,077
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         359,609        3,505,990        472,810        4,373,299
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (374,317)      (3,505,990)      (489,052)      (4,373,299)
==========================================================================================================================
Reacquired:
  Class A                                                     (11,324,312)    (112,612,399)    (5,108,536)     (46,826,136)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,417,949)     (32,049,669)    (3,420,244)     (30,260,712)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,943,043)     (18,210,281)    (2,120,502)     (18,744,901)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (152,178)      (1,472,633)       (48,964)        (448,439)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                               (8,480,349)     (83,346,472)   (13,848,145)    (126,645,903)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                         (558,329)      (5,593,775)       (18,629)        (169,816)
==========================================================================================================================
                                                               (1,661,906)   $ (15,337,780)    44,460,987    $ 394,152,844
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) 11% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are also advised by AIM.
(b)  Institutional Class shares commenced sales on April 30, 2004.
(c) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Growth Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Growth Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 51,442,689 shares of the Fund for 234,385,533 shares of INVESCO Growth Fund outstanding as of the close of business on October 31, 2003. INVESCO Growth Fund's net assets at that date of $456,983,407, including $93,333,500 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $322,706,968.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                      CLASS A
                                                    ---------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                    ---------------------------------------------------------------------------
                                                      2005              2004               2003           2002           2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $   9.16          $   8.88           $   7.37       $   8.82       $  17.74
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.02)(a)         (0.08)(b)          (0.08)(b)      (0.09)(b)      (0.08)(b)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     0.98              0.36               1.59          (1.36)         (8.84)
===============================================================================================================================
    Total from investment operations                    0.96              0.28               1.51          (1.45)         (8.92)
===============================================================================================================================
Net asset value, end of period                      $  10.12          $   9.16           $   8.88       $   7.37       $   8.82
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                        10.48%             3.15%             20.49%        (16.44)%       (50.28)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $166,860          $177,498           $154,052       $105,320       $138,269
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements        1.47%(d)          1.54%              1.82%          1.70%          1.57%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                      1.56%(d)          1.55%              1.82%          1.70%          1.57%
===============================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (0.20)%(a)(d)     (0.92)%            (1.01)%        (1.01)%        (0.72)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                  103%              111%               123%           111%           124%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.04) and (0.36)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $186,873,112.

                                                                                    CLASS B
                                                    -----------------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                    -----------------------------------------------------------------------
                                                      2005              2004           2003           2002           2001
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $   8.82          $   8.61       $   7.20       $   8.67       $  17.54
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.09)(a)         (0.14)(b)      (0.12)(b)      (0.14)(b)      (0.16)(b)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     0.96              0.35           1.53          (1.33)         (8.71)
===========================================================================================================================
    Total from investment operations                    0.87              0.21           1.41          (1.47)         (8.87)
===========================================================================================================================
Net asset value, end of period                      $   9.69          $   8.82       $   8.61       $   7.20       $   8.67
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                                         9.86%             2.44%         19.58%        (16.96)%       (50.57)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $103,688          $112,931       $122,011       $104,040       $144,747
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements        2.15%(d)          2.19%          2.47%          2.35%          2.23%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                      2.24%(d)          2.20%          2.47%          2.35%          2.23%
===========================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (0.88)%(a)(d)     (1.57)%        (1.66)%        (1.66)%        (1.39)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                  103%              111%           123%           111%           124%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.11) and (1.04)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $111,295,977.

                                                                                            CLASS C
                                                              ------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------------
                                                               2005              2004          2003          2002          2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.83           $  8.62       $  7.21       $  8.67      $ 17.55
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.09)(a)         (0.14)(b)     (0.12)(b)     (0.14)(b)    (0.16)(b)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.95              0.35          1.53         (1.32)       (8.72)
================================================================================================================================
    Total from investment operations                             0.86              0.21          1.41         (1.46)       (8.88)
================================================================================================================================
Net asset value, end of period                                $  9.69           $  8.83       $  8.62       $  7.21      $  8.67
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                                  9.74%             2.44%        19.56%       (16.84)%     (50.60)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $48,293           $48,420       $44,272       $36,575      $57,865
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.15%(d)          2.19%         2.47%         2.35%        2.23%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.24%(d)          2.20%         2.47%         2.35%        2.23%
================================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.88)%(a)(d)     (1.57)%       (1.66)%       (1.66)%      (1.39)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                           103%              111%          123%          111%         124%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.11) and (1.04)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $50,074,850.

                                                                                         CLASS R
                                                              --------------------------------------------------------------
                                                                                                               JUNE 3, 2002
                                                                                                                (DATE SALES
                                                                       YEAR ENDED OCTOBER 31,                  COMMENCED) TO
                                                              ----------------------------------------          OCTOBER 31,
                                                               2005               2004           2003              2002
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.13             $ 8.87         $ 7.37            $  8.40
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.04)(a)          (0.10)(b)      (0.09)(b)          (0.04)(b)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.98               0.36           1.59              (0.99)
============================================================================================================================
    Total from investment operations                            0.94               0.26           1.50              (1.03)
============================================================================================================================
Net asset value, end of period                                $10.07             $ 9.13         $ 8.87            $  7.37
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                10.30%              2.93%         20.35%            (12.26)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,330             $2,761         $2,127            $     9
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.65%(d)           1.69%          1.97%              1.85%(e)
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.74%(d)           1.70%          1.97%              1.85%(e)
============================================================================================================================
Ratio of net investment income (loss) to average net assets    (0.38)%(a)(d)      (1.07)%        (1.16)%            (1.16)%(e)
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                          103%               111%           123%               111%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.06) and (0.54)% respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $2,582,247.
(e)  Annualized.

                                                                                       INVESTOR CLASS
                                                              ----------------------------------------------------------------
                                                                                                            SEPTEMBER 30, 2003
                                                                         YEAR ENDED                            (DATE SALES
                                                                        OCTOBER 31,                           COMMENCED) TO
                                                              --------------------------------                 OCTOBER 31,
                                                                2005                    2004                       2003
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   9.20                $   8.88                    $8.24
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)(a)               (0.05)(b)(c)             (0.01)(b)
------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.99                    0.37                     0.65
==============================================================================================================================
    Total from investment operations                              0.98                    0.32                     0.64
==============================================================================================================================
Net asset value, end of period                                $  10.18                $   9.20                    $8.88
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(d)                                                  10.65%                   3.60%(c)                 7.77%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $358,498                $376,905                    $ 174
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.34%(e)                1.19%(c)                 1.56%(f)
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.43%(e)                1.42%                    1.56%(f)
==============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.07)%(a)(e)           (0.57)%(c)               (0.75)%(f)
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                            103%                    111%                     123%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.03) and (0.23)% respectively.
(b)  Calculated using average shares outstanding.
(c) The advisor reimbursed Investor Class expenses related to an overpayment of Rule 12b-1 fees of the INVESCO Growth Fund paid to INVESCO Distributors, Inc., the prior distributor of INVESCO Growth Fund. Had the advisor not reimbursed these expenses the net investment income per share, the ratio of expenses to average net assets, the ratio of net investment income to average net assets and the total return would have been $(0.07), 1.41%, (0.79)% and 3.27%, respectively.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(e)  Ratios are based on average daily net assets of $372,212,253.
(f)  Annualized.

                                                                    INSTITUTIONAL CLASS
                                                              --------------------------------
                                                                                APRIL 30, 2004
                                                                                 (DATE SALES
                                                              YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31,        OCTOBER 31,
                                                                 2005                2004
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   9.18            $  9.13
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     0.03(a)           (0.01)(b)
----------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.00               0.06
==============================================================================================
    Total from investment operations                               1.03               0.05
==============================================================================================
Net asset value, end of period                                 $  10.21            $  9.18
______________________________________________________________________________________________
==============================================================================================
Total return(c)                                                   11.22%              0.55%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $123,368            $22,190
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   0.81%(d)           0.92%(e)
----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                0.88%(d)           0.93%(e)
==============================================================================================
Ratio of net investment income (loss) to average net assets        0.46%(a)(d)       (0.30)%(e)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate                                             103%               111%
______________________________________________________________________________________________
==============================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.01 and 0.30% respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $67,292,159.
(e)  Annualized.

NOTE 14--CHANGE IN INDEPENDENT PUBLIC ACCOUNTING FIRM

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending October 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior fiscal year, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

    E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 15--SUBSEQUENT EVENT

The Board of Trustees of the Trust ("Buyer") unanimously approved, on November 14, 2005, an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund ("Buying Fund") a series of Buyer, would acquire all of the assets of AIM Blue Chip Fund ("Selling Fund"), a series of AIM Equity Funds ("the Reorganization"). Upon closing of the transaction, shareholders of Selling Fund will receive a corresponding class of shares of Buying Fund in exchange for their shares of Selling Fund, and Selling Fund will cease operations.

    The Agreement requires approval of Selling Fund shareholders. The Fund currently intends to submit the Agreement to the shareholders for their consideration at a meeting to be held on or around February 28, 2006. Additional information regarding the Agreement will be included in proxy materials to be mailed to shareholders for consideration. If the Agreement is approved by the shareholders of Selling Fund and certain conditions required by the Agreement are satisfied, the transaction is expected to become effective shortly thereafter.

NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be

                                                           LARGE CAP GROWTH FUND
barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor-Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Equity Funds and Shareholders of AIM Large Cap Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Large Cap Growth Fund (one of the funds constituting AIM Equity Funds, hereafter referred to as the "Fund") at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended October 31, 2004 and the financial highlights for each of the periods ended on or before October 31, 2004 were audited by another independent registered public accounting firm whose report, dated December 15, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

December 19, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2005



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.
   President                                      (financial services holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc. (registered investment advisor);
                                                  Director, A I M Capital Management, Inc.
                                                  (registered investment advisor); and
                                                  A I M Distributors, Inc. (registered
                                                  broker dealer); Director and Chairman,
                                                  AIM Investment Services, Inc.
                                                  (registered transfer agent); Fund
                                                  Management Company (registered broker
                                                  dealer) and INVESCO Distributors, Inc.
                                                  (registered broker dealer); and Chief
                                                  Executive Officer, AMVESCAP PLC -- AIM
                                                  Division (parent of AIM and a global
                                                  investment management firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); and CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                        (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of October 31, 2005



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel,                2005           Retired                                    None
   Jr.(3) -- 1944
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc. (financial services holding
   Chief Compliance Officer                       company); Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

(3) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS (UNAUDITED)

  The percentage of qualifying assets that are not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005, July 31, 2005 and October 31, 2005 are 6.46%, 10.52%, 6.83% and 13.13%, respectively.

DOMESTIC EQUITY                                          SECTOR EQUITY                         AIM ALLOCATION SOLUTIONS

AIM Aggressive Growth Fund                   AIM Advantage Health Sciences Fund          AIM Conservative Allocation Fund
AIM Basic Balanced Fund*                     AIM Energy Fund                             AIM Growth Allocation Fund(2)
AIM Basic Value Fund                         AIM Financial Services Fund                 AIM Moderate Allocation Fund
AIM Blue Chip Fund                           AIM Global Health Care Fund                 AIM Moderate Growth Allocation Fund
AIM Capital Development Fund                 AIM Global Real Estate Fund                 AIM Moderately Conservative Allocation Fund
AIM Charter Fund                             AIM Gold & Precious Metals Fund
AIM Constellation Fund                       AIM Leisure Fund
AIM Diversified Dividend Fund                AIM Multi-Sector Fund                            DIVERSIFIED PORTFOLIOS
AIM Dynamics Fund                            AIM Real Estate Fund(1)
AIM Large Cap Basic Value Fund               AIM Technology Fund                         AIM Income Allocation Fund
AIM Large Cap Growth Fund                    AIM Utilities Fund                          AIM International Allocation Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund(1)                        FIXED INCOME
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                     TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund                   AIM Floating Rate Fund
AIM Premier Equity Fund                      AIM High Yield Fund
AIM S&P 500 Index Fund                       AIM Income Fund
AIM Select Equity Fund                       AIM Intermediate Government Fund
AIM Small Cap Equity Fund                    AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund(1)                 AIM Money Market Fund
AIM Small Company Growth Fund                AIM Short Term Bond Fund
AIM Summit Fund                              AIM Total Return Bond Fund
AIM Trimark Endeavor Fund                    Premier Portfolio
AIM Trimark Small Companies Fund             Premier U.S.Government Money Portfolio
AIM Weingarten Fund

* Domestic equity and income fund


       INTERNATIONAL/GLOBAL EQUITY           TAX-FREE

AIM Asia Pacific Growth Fund                 AIM High Income Municipal Fund(1)
AIM Developing Markets Fund                  AIM Municipal Bond Fund
AIM European Growth Fund                     AIM Tax-Exempt Cash Fund
AIM European Small Company Fund(1)           AIM Tax-Free Intermediate Fund
AIM Global Aggressive Growth Fund            Premier Tax-Exempt Portfolio
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Value Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund(1)
AIM Trimark Fund



(1)This fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the fund, please see the appropriate prospectus.

(2)Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after January 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc. A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets.

AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of September 30, 2005.

================================================================================
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
================================================================================

AIMinvestments.com                  LCG-AR-1            A I M Distributors, Inc.

                            YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
------------------------------------------------------------------------------
Mutual   Retirement   Annuities   College   Separately   Offshore   Cash                  [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products                 Savings   Managed      Products   Management                  --Registered Trademark--
                                  Plans     Accounts
------------------------------------------------------------------------------

                                                         AIM MID CAP GROWTH FUND
                                Annual Report to Shareholders o October 31, 2005


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--                          --Registered Trademark--

=============================================================================================================================
AIM MID CAP GROWTH FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2005, and is based on total net assets.
=============================================================================================================================

ABOUT SHARE CLASSES                          performance of Russell Midcap companies      proposed merger of AIM Mid Cap Growth Fund
                                             with higher price/book ratios and higher     into AIM Dynamics Fund. We encourage you
o Class B shares are not available as an     forecasted growth values.                    to read the proxy materials carefully and
investment for retirement plans maintained                                                to vote promptly. The ways in which you
pursuant to Section 401 of the Internal      o The unmanaged MSCI WORLD INDEX is a        may cast your proxy ballot are detailed in
Revenue Code, including 401(k) plans,        group of global securities tracked by        the proxy materials.
money purchase pension plans and profit      Morgan Stanley Capital International.
sharing plans. Plans that have existing                                                   The Fund provides a complete list of its
accounts invested in Class B shares prior    o The unmanaged LIPPER MID-CAP GROWTH FUND   holdings four times in each fiscal year,
to September 30, 2003, will continue to be   INDEX represents an average of the per-      at the quarter-ends. For the second and
allowed to make additional purchases.        formance of the 30 largest                   fourth quarters, the lists appear in the
                                             mid-capitalization growth funds tracked by   Fund's semiannual and annual reports to
o Class R shares are available only to       Lipper, Inc., an independent mutual fund     shareholders. For the first and third
certain retirement plans. Please see the     performance monitor.                         quarters, the Fund files the lists with
prospectus for more information.                                                          the Securities and Exchange Commission
                                             o The Fund is not managed to track the       (SEC) on Form N-Q. The most recent list of
PRINCIPAL RISKS OF INVESTING IN THE FUND     performance of any particular index,         portfolio holdings is available at
                                             including the indexes defined here, and      AIMinvestments.com. From our home page,
o Investing in smaller companies involves    consequently, the performance of the Fund    click on Products & Performance, then
risks not associated with investing in       may deviate significantly from the           Mutual Funds, then Fund Overview. Select
more established companies.                  performance of the indexes.                  your Fund from the drop-down menu and
                                                                                          click on Complete Quarterly Holdings.
o The Fund may invest up to 25% of its       o A direct investment cannot be made in an   Shareholders can also look up the Fund's
assets in the securities of non-U.S.         index. Unless otherwise indicated, index     Forms N-Q on the SEC's Web site at
issuers. International investing presents    results include reinvested dividends, and    sec.gov. Copies of the Fund's Forms N-Q
certain risks not associated with            they do not reflect sales charges.           may be reviewed and copied at the SEC's
investing solely in the United States.                                                    Public Reference Room at 450 Fifth Street,
These include risks relating to              OTHER INFORMATION                            N.W., Washington, D.C. 20549-0102. You can
fluctuations in the value of the U.S.                                                     obtain information on the operation of the
dollar relative to the values of other       o Industry classifications used in this      Public Reference Room, including
currencies, the custody arrangements made    report are generally according to the        information about duplicating fee charges,
for the Fund's foreign holdings,             Global Industry Classification Standard,     by calling 202-942-8090 or 800-732-0330,
differences in accounting, political risks   which was developed by and is the            or by electronic request at the following
and the lesser degree of public              exclusive property and a service mark of     E-mail address: publicinfo@sec.gov. The
information required to be provided by       Morgan Stanley Capital International Inc.    SEC file numbers for the Fund are
non-U.S. companies.                          and Standard & Poor's.                       811-01424 and 2-25469.

ABOUT INDEXES USED IN THIS REPORT            o The returns shown in the Management's      A description of the policies and
                                             Discussion of Fund Performance are based     procedures that the Fund uses to determine
o The unmanaged Standard & Poor's            on net asset values calculated for           how to vote proxies relating to portfolio
Composite Index of 500 Stocks (the S&P       shareholder transactions. Generally          securities is available without charge,
500--Registered Trademark--INDEX) is an      accepted accounting principles require       upon request, from our Client Services
index of common stocks frequently used as    adjustments to be made to the net assets     department at 800-959-4246 or on the AIM
a general measure of U.S. stock market       of the Fund at period end for financial      Web site, AIMinvestments.com. On the home
performance.                                 reporting purposes, and as such, the net     page, scroll down and click on AIM Funds
                                             asset values for shareholder transactions    Proxy Policy. The information is also
o The unmanaged RUSSELL MIDCAP--Registered   and the returns based on those net asset     available on the Securities and Exchange
Trademark--GROWTH INDEX is a subset of       values may differ from the net asset         Commission's Web site, sec.gov.
the RUSSELL MIDCAP--Registered Trademark--   values and returns reported in the
INDEX, which represents the performance of   Financial Highlights.                        Information regarding how the Fund voted
the stocks of domestic mid-capitalization                                                 proxies related to its portfolio
companies; the Growth subset measures the    You have recently received or should         securities during the 12 months ended June
                                             shortly receive a proxy requesting your      30, 2005, is available at our Web site. Go
                                             vote on a                                    to AIMinvestments.com, access the About Us
                                                                                          tab, click on Required Notices and then
                                                                                          click on Proxy Voting Activity. Next,
                                                                                          select the Fund from the drop-down menu.
                                                                                          The information is also available on the
                                                                                          Securities and Exchange Commission's Web
                                                                                          site, sec.gov.

                                                                                          ========================================
                                                                                          FUND NASDAQ SYMBOLS

                                                                                          Class A Shares                  AMCAX
                                                                                          Class B Shares                  AMCBX
                                                                                          Class C Shares                  AMCVX
                                                                                          Class R Shares                  AMGRX
                                                                                          ========================================

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

AIM MID CAP GROWTH FUND


                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                    The fiscal year covered by this report was quite good to
                    equity investors. Domestically, the broad-based S&P 500
  [PHOTO OF         Index returned 8.72%. Globally, Morgan Stanley's MSCI World
  ROBERT H.         Index rose 13.27%. Much of this good performance, though,
   GRAHAM]          was attained early in the fiscal year as virtually every
                    equity index declined during October of 2005. Concern about the inflationary potential of rising energy costs was frequently cited as a major cause of market weakness.

                       Within the indexes, there was considerable variability in
                    the performance of different sectors and markets.
ROBERT H. GRAHAM    Domestically, energy sector performance far outpaced that of the other sectors in the S&P 500 Index, reflecting rising oil and gas prices. Overseas, emerging markets produced more attractive results than did developed markets, at least in part because emerging markets tend to be more closely tied to the performance of natural resources and commodities.

  [PHOTO OF            One could make a strong argument for global
    MARK H.         diversification of a stock portfolio using the performance
  WILLIAMSON]       data for the fiscal year ended October 31, 2005. Of course, your financial advisor is the person most qualified to help you decide whether such diversification is appropriate for you.

                       For a discussion of the specific market conditions that MARK H. WILLIAMSON affected your Fund and how your Fund was managed during the fiscal year, please turn to Page 3.

                    NEW INFORMATION IN THIS REPORT

                    We would like to call your attention to two new elements in this report. First, on Page 2, is a message from Bruce Crockett, the independent Chair of the Board of Trustees of the AIM Funds. We first introduced you to Mr. Crockett in the annual report on your Fund dated October 31, 2004. Mr. Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair in October 2004.

                       Mr. Crockett plans to keep AIM shareholders informed of
                    the work of the Board regularly via letters in the Fund reports. We certainly think this is a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                       One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 8 and 9.

                       Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM         /s/ MARK H. WILLIAMSON

                    Robert H. Graham             Mark H. Williamson
                    President & Vice Chair,      President, A I M Advisors, Inc.
                    AIM Funds

                    December 15, 2005


                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM MID CAP GROWTH FUND

                    DEAR AIM FUNDS SHAREHOLDERS:

                    As independent Chair of the Board of Trustees of the AIM
                    Funds, I'm writing to report on the work being done by your
[PHOTO OF           Board.
 BRUCE L. CROCKETT]
                       At our most recent meeting in June 2005, your Board
                    approved voluntary fee reductions from A I M Advisors, Inc.
                    (AIM) that save shareholders approximately $20.8 million
                    annually, based on asset levels as of March 31, 2005. The
                    majority of these expense reductions, which took effect July
BRUCE L. CROCKETT   1, 2005, will be achieved by a permanent reduction to 0.25%
                    of the Rule 12b-1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.

                       Our June meeting, which was the culmination of more than
                    two and one-half months of review and discussions, took place over a three-day period. The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 8 and
                    9. I encourage you to review it.

                       Together with monitoring fund expenses, fund performance
                    is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                       Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 14 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                       At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                       Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.


                    Sincerely,

                    /s/ BRUCE L. CROCKETT


                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    December 15, 2005

AIM MID CAP GROWTH FUND


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                                                                                           companies, which serve growing,
                                                                                           non-cyclical markets whose performance
=====================================================================================      tends to remain constant regardless of
PERFORMANCE SUMMARY                                                                        economic conditions and are industry
                                             ========================================      leaders with consistent or growing market
Mid-cap stocks were one of the                FUND VS. INDEXES                             share; and earnings acceleration
better-performing market segments during                                                   companies, which could benefit from
the reporting period, which helped your       TOTAL RETURNS, 10/31/04-10/31/05,            favorable near-term sector or industry
Fund post double-digit gains for the          EXCLUDING APPLICABLE SALES CHARGES. IF       trends, production cycles or other
year, as illustrated by the table.            SALES CHARGES WERE INCLUDED, RETURNS         factors that could lead to rapid sales or
                                              WOULD BE LOWER.                              earnings growth.
   Mid-cap stocks generally outperformed
large-cap stocks for the year, enabling       Class A Shares                  14.21%          We strive to control volatility and
your Fund to outperform the large-cap         Class B Shares                  13.45        risk by diversifying Fund holdings across
oriented S&P 500 Index. The Fund slightly     Class C Shares                  13.45        sectors and by building a portfolio of
underperformed the Russel Mid Cap Growth      Class R Shares                  14.06        100 to 120 stocks with approximately
Index, as the portfolio's industrials and     S&P 500 Index                                equal weights within the portfolio.
health care holdings generally                 (Broad Market Index)            8.72
underperformed those of the bench mark.       Russell Midcap Growth Index                     We consider selling a stock if:
                                               (Style-specific Index)         15.91
   For long-term performance, please see      Lipper Mid-Cap Growth Fund                   o a change in fundamentals indicates
Pages 6 and 7.                                 Index                                       problems for the company
                                              (Peer Group Index)              14.19
                                                                                           o a stock's price reaches our valuation
                                              SOURCE: LIPPER, INC.                         target
                                             ========================================
                                                                                           o a company moves into the large
=====================================================================================      capitalization range

HOW WE INVEST                                and low stock prices relative to their        o we find a more attractive investment
                                             projected growth rates                        option
We select stocks based on analysis of
individual companies. Our focus is on        o applying fundamental research that          MARKET CONDITIONS AND YOUR FUND
mid-cap growth companies that are            includes detailed financial statement
favorably priced relative to the rest of     analysis to identify stocks of companies      The U.S. economy continued to expand
the market, and our goal is to produce       with large potential markets,                 throughout the fiscal year, with
consistent returns over the long term by     cash-generating business models,              corporate profits generally improving
adhering to our investment process in all    improving balance sheets and solid            amid a backdrop of rising short-term
market environments.                         management teams                              interest rates and record high oil and
                                                                                           natural gas prices. The threat of
   Our investment process involves:          o using a variety of valuation techniques     hurricanes, surging gasoline prices and
                                             to determine target buy prices and a          the ongoing fear of a housing bubble
o identifying companies we believe have      stock's valuation upside and downside.        seemed to dominate the popular media, but
sustainable earnings and cash flow growth    The portfolio is typically                    not even the combined effect of these
                                             composed of core                              events could stop the equity markets from
                                                                                           achieving near double-digit returns.

                                                                                                                         (continued)

========================================     ========================================      ========================================
PORTFOLIO COMPOSITION                        TOP 5 INDUSTRIES*                             TOP 10 EQUITY HOLDINGS*
By Sector
                                              1. Application                     6.7%       1.  American Tower Corp.
             [PIE CHART]                         Software                                        -Class A                      1.9%
                                              2. Health Care                     4.7        2.  Chicago Mercantile Exchange
Information Technology             22.8%         Services                                       Holdings Inc.                  1.4
Health Care                        17.1%      3. Semiconductors                  4.5        3.  National-Oilwell Varco Inc.    1.3
Consumer Discretionary             17.0%      4. Health Care                     4.0        4.  DaVita, Inc.                   1.2
Energy                             12.5%         Equipment                                  5.  Rosetta Resources, Inc.        1.2
Industrials                         9.2%      5. Oil & Gas                                  6.  Grant Prideco, Inc.            1.2
Financials                          9.1%         Equipment & Production          3.9        7.  Southwestern Energy Co.        1.2
Money Market Funds Plus                                                                     8.  Express Scripts, Inc.          1.2
Other Assets Less Liabilities       3.9%     TOTAL NET ASSETS         $172.8 million        9.  Citrix Systems, Inc.           1.2
Consumer Staples                    3.0%                                                   10.  Corrections Corp. of
Telecommunications Services         3.0%     TOTAL NUMBER OF HOLDINGS*           113            America                        1.2
Materials                           2.4%


The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
========================================     ========================================      ========================================

AIM MID CAP GROWTH FUND


   In this environment, the leading          It reported a loss for the third quarter                     KARL FARMER, Chartered
contributors to Fund performance came        of 2005 because of medical costs that        [PHOTO OF       Financial Analyst, is
from the consumer discretionary, energy      were higher than anticipated. We sold the     KARL FARMER]   co-manager of AIM Mid
and health care sectors. The industrials     stock after the close of the reporting                       Cap Growth Fund.
sector proved to be the most challenging     period. We also sold Eyetech because of                      He spent six years as a
area for the Fund during the reporting       deteriorating fundamentals.                                  pension actuary, focusing
period.                                                                                                   on retirement plans and
                                                The industrials sector was also          other benefit programs, prior to joining
   Consumer discretionary was the            negatively affected by higher energy        AIM in July of 1998. He earned a B.S. in
weakest-performing sector in the S&P 500     costs and rising interest rates.            economics from Texas A&M University,
Index for the year, as many investors        Underperformance in this sector relative    graduating magna cum laude. He
were concerned that rising gas oil and       to the Russell Mid Cap Growth Index can     subsequently earned his M.B.A. in finance
gas prices might adversely affect            largely be attributed to one stock,         from The Wharton School at the University
consumer spending. However, the consumer     SIRVA, a global relocation services         of Pennsylvania.
discretionary sector was the top             company. Sirva has experienced accounting
contributor to Fund performance, as we       problems that may result in a restatement                    PAUL RASPLICKA, Chartered
focused more heavily on consumer             of its financial results for the fourth      [PHOTO OF PAUL  Financial Analyst, is
discretionary companies whose sales and      quarter of 2004. The company also            RASPLICKA]      co-manager of AIM Mid Cap
earnings were less affected by increasing    reported that it will incur significant                      Growth Fund. Mr. Rasplicka
fuel costs. Two examples were NORDSTROM,     expenses because of internal and external                    joined AIM in 1998. Mr.
a department store chain catering to         audits. We sold the stock because of                         Rasplicka began his
higher-end customers, and CHICO'S FAS,       deteriorating company fundamentals.                          investment career in 1982
which markets clothing for middle- and                                                   as an equity research analyst. A native
high-income women. Both companies            IN CLOSING                                  of Denver, Mr. Rasplicka is a magna cum
reported solid second-quarter earnings                                                   laude graduate of the University of
and strong same-store sales in August and    We are pleased to have provided positive    Colorado in Boulder with a B.S. in
September, when oil and gas prices were      returns for our investors for the           business administration. He received an
rising sharply.                              reporting period. We remain committed to    M.B.A. from the University of Chicago. He
                                             our investment process of focusing on the   is a Chartered Investment Counselor.
   Over the reporting period, we reduced     attractively priced stocks of mid-cap
our exposure to consumer discretionary,      companies with growing earnings. Although   Assisted by Mid Cap Growth/GARP Team
trimming the stocks of companies that        growth stocks have struggled in recent
were more likely to be affected by rising    years, it is important to remember that
fuel costs.                                  market segments and investment styles go
                                             in and out of favor. We believe our
   We increased our weighting in energy,     strategy has the potential to provide
the best-performing sector in the S&P 500    investors with attractive returns over
Index and the second largest contributor     the long term and thank your for your
to Fund performance. ULTRA PETROLEUM, a      commitment to AIM Mid Cap Growth Fund.
natural gas exploration and production
company, was a strong contributor to         The views and opinions expressed in
performance. The company benefited as        management's discussion of Fund
demand for natural gas spiked when oil       performance are those of A I M Advisors,
production capacity was greatly reduced      Inc. These views and opinions are subject
as a result of damage caused by Hurricane    to change at any time based on factors
Katrina. Ultra Petroleum reported a 116%     such as market and economic conditions.
increase in operating cash flow for the      These views and opinions may not be
first nine months of 2005, compared to       relied upon as investment advice or
the same period for the previous year.       recommendations, or as an offer for a
                                             particular security. The information is
   Health care contributed positively to     not a complete analysis of every aspect
Fund performance, as demand for medical      of any market, country, industry,
services and products tends to remain        security or the Fund. Statements of fact
constant regardless of economic trends.      are from sources considered reliable, but
EXPRESS SCRIPTS, INC. was up over 135%       A I M Advisors, Inc. makes no representation
during the period, making it the leading     or warranty as to their completeness or
contributor to Fund performance. Still,      accuracy. Although historical performance
not all health care stocks posted gains.     is no guarantee of future results, these
Declines in both AMERIGROUP and EYETECH      insights may help you understand our                    [RIGHT ARROW GRAPHIC]
PHARMACEUTICALS were significant             investment management philosophy.
detractors during the period. Amerigroup                                                  FOR A PRESENTATION OF YOUR FUND'S
manages publicly supported programs such        See important Fund and index              LONG-TERM PERFORMANCE, PLEASE SEE PAGES 6
as Medicaid--Registered Trademark--.            disclosures inside front cover.           AND 7.

AIM MID CAP GROWTH FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      expenses that you paid over the period.          The hypothetical account values and
                                             Simply divide your account value by           expenses may not be used to estimate the
As a shareholder of the Fund, you incur      $1,000 (for example, an $8,600 account        actual ending account balance or expenses
two types of costs: (1) transaction          value divided by $1,000 = 8.6), then          you paid for the period. You may use this
costs, which may include sales charges       multiply the result by the number in the      information to compare the ongoing costs
(loads) on purchase payments; contingent     table under the heading entitled "Actual      of investing in the Fund and other funds.
deferred sales charges on redemptions;       Expenses Paid During Period" to estimate      To do so, compare this 5% hypothetical
and redemption fees, if any; and (2)         the expenses you paid on your account         example with the 5% hypothetical examples
ongoing costs, including management fees;    during this period.                           that appear in the shareholder reports of
distribution and/or service fees (12b-1);                                                  the other funds.
and other Fund expenses. This example is     HYPOTHETICAL EXAMPLE FOR
intended to help you understand your         COMPARISON PURPOSES                              Please note that the expenses shown in
ongoing costs (in dollars) of investing                                                    the table are meant to highlight your
in the Fund and to compare these costs       The table below also provides information     ongoing costs only and do not reflect any
with ongoing costs of investing in other     about hypothetical account values and         transactional costs, such as sales
mutual funds. The example is based on an     hypothetical expenses based on the Fund's     charges (loads) on purchase payments,
investment of $1,000 invested at the         actual expense ratio and an assumed rate      contingent deferred sales charges on
beginning of the period and held for the     of return of 5% per year before expenses,     redemptions, and redemption fees, if any.
entire period May 1, 2005, through October   which is not the Fund's actual return.        Therefore, the hypothetical information
31, 2005.                                    The Fund's actual cumulative total            is useful in comparing ongoing costs
                                             returns at net asset value after expenses     only, and will not help you determine the
ACTUAL EXPENSES                              for the six months ended October 31, 2005,    relative total costs of owning different
                                             appear in the table "Cumulative Total         funds. In addition, if these
The table below provides information         Returns" on page 7.                           transactional costs were included, your
about actual account values and actual                                                     costs would have been higher.
expenses. You may use the information in
this table, together with the amount you
invested, to estimate the

====================================================================================================================================
                                                      ACTUAL                             HYPOTHETICAL
                                                                             (5% ANNUAL RETURN BEFORE EXPENSES)

                         BEGINNING           ENDING           EXPENSES           ENDING              EXPENSES         ANNUALIZED
      SHARE            ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE         PAID DURING         EXPENSE
      CLASS              (5/01/05)       (10/31/05)(1)      PERIOD(2),(3)      (10/31/05)          PERIOD(2),(4)         RATIO

        A               $1,000.00         $1,126.00           $ 8.94           $1,016.80             $ 8.48              1.67%
        B                1,000.00          1,121.80            12.75            1,013.19              12.10              2.38
        C                1,000.00          1,121.80            12.75            1,013.19              12.10              2.38
        R                1,000.00          1,124.50            10.08            1,015.71               9.57              1.88

(1)  The actual ending account value is based on the actual total return of the Fund for the period May 1, 2005, through October
     31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2005, appear in the table "Cumulative Total Returns" on page 7.

(2)  Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. Effective on July 1, 2005, the distributor contractually agreed to reduce rule 12b-1 plan fees for Class A shares to 0.25%. The annualized expense ratio restated as if this agreement had been in effect throughout the entire most recent fiscal half year is 1.63% for the Class A shares.

(3)  The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $8.76 for the Class A shares.

(4)  The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $8.31 for the Class A shares.
====================================================================================================================================

                                                                                         [ARROW
                                                                                         BUTTON   For More Information Visit
                                                                                         IMAGE]       AIMinvestments.com

AIM MID CAP GROWTH FUND

YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================
RESULTS OF A $10,000 INVESTMENT
FUND DATA FROM 11/1/99, INDEX DATA FROM 10/31/99

                                                          [MOUNTAIN CHART]

               AIM MID CAP         AIM MID CAP        AIM MID CAP        LIPPER MID-CAP
               GROWTH FUND-        GROWTH FUND-       GROWTH FUND-        GROWTH FUND          RUSSELL MIDCAP            S&P 500
    DATE      CLASS A SHARES      CLASS B SHARES     CLASS C SHARES         INDEX               GROWTH INDEX              INDEX

  10/31/99       $ 9450             $10000               $10000             $10000                 $10000                $10000
     11/99        10660              11270                11270              11254                  11036                 10203
     12/99        12984              13700                13700              13602                  12946                 10803
      1/00        12805              13509                13509              13368                  12944                 10261
      2/00        15895              16760                16760              16719                  15665                 10067
      3/00        16623              17519                17519              15542                  15681                 11051
      4/00        14515              15289                15299              13492                  14159                 10718
      5/00        13382              14079                14089              12279                  13127                 10499
      6/00        14724              15479                15490              14187                  14520                 10757
      7/00        14176              14898                14899              13598                  13600                 10589
      8/00        15821              16609                16619              15377                  15651                 11247
      9/00        14922              15669                15668              14638                  14886                 10653
     10/00        13589              14249                14258              13454                  13867                 10608
     11/00        10953              11479                11488              10641                  10854                  9772
     12/00        11672              12239                12238              11408                  11425                  9820
      1/01        12116              12689                12688              11563                  12078                 10168
      2/01        10141              10620                10619               9828                   9989                  9242
      3/01         9225               9650                 9649               8785                   8559                  8657
      4/01        10500              10980                10990               9944                   9986                  9329
      5/01        10236              10700                10699              10026                   9939                  9391
      6/01        10604              11080                11079               9987                   9944                  9163
      7/01        10094              10540                10540               9461                   9274                  9073
      8/01         9026               9420                 9419               8827                   8602                  8505
      9/01         7325               7640                 7639               7554                   7180                  7818
     10/01         8109               8449                 8449               7975                   7935                  7968
     11/01         8903               9269                 9268               8630                   8789                  8579
     12/01         9196               9569                 9569               9004                   9123                  8654
      1/02         8865               9219                 9218               8660                   8827                  8528
      2/02         8175               8499                 8499               8229                   8326                  8363
      3/02         8828               9169                 9168               8748                   8962                  8678
      4/02         8619               8949                 8948               8457                   8487                  8152
      5/02         8478               8798                 8798               8175                   8234                  8092
      6/02         7608               7898                 7898               7440                   7325                  7516
      7/02         6729               6978                 6978               6638                   6614                  6930
      8/02         6531               6768                 6768               6559                   6591                  6975
      9/02         5878               6089                 6088               6151                   6067                  6218
     10/02         6191               6408                 6408               6462                   6537                  6765
     11/02         6625               6858                 6858               6845                   7049                  7163
     12/02         6266               6478                 6478               6441                   6623                  6742
      1/03         6247               6458                 6458               6345                   6558                  6566
      2/03         6124               6318                 6318               6247                   6501                  6467
      3/03         6209               6408                 6417               6337                   6622                  6530
      4/03         6606               6807                 6817               6781                   7073                  7067
      5/03         7126               7347                 7357               7342                   7753                  7439
      6/03         7296               7517                 7527               7457                   7864                  7534
      7/03         7693               7917                 7927               7751                   8145                  7667
      8/03         8109               8347                 8347               8132                   8593                  7816
      9/03         7826               8057                 8057               7859                   8427                  7734
     10/03         8431               8677                 8677               8476                   9106                  8171
     11/03         8677               8907                 8916               8677                   9350                  8243
     12/03         8903               9146                 9146               8722                   9452                  8675
      1/04         9196               9436                 9436               8942                   9764                  8834
      2/04         9309               9556                 9556               9065                   9927                  8957
      3/04         9243               9476                 9476               9063                   9908                  8822
      4/04         8713               8926                 8926               8776                   9629                  8683
      5/04         9006               9226                 9226               8967                   9856                  8802
      6/04         9016               9226                 9226               9182                  10013                  8973
      7/04         8166               8347                 8347               8530                   9350                  8676
      8/04         7930               8107                 8107               8382                   9234                  8711
      9/04         8308               8497                 8497               8741                   9579                  8805
     10/04         8582               8767                 8768               8999                   9904                  8940
     11/04         9065               9258                 9258               9499                  10416                  9302
     12/04         9481               9668                 9668               9945                  10915                  9618
      1/05         9254               9438                 9438               9624                  10622                  9384
      2/05         9387               9568                 9568               9748                  10891                  9581
      3/05         9264               9438                 9438               9554                  10732                  9411
      4/05         8706               8868                 8868               9094                  10308                  9233
      5/05         9282               9438                 9448               9633                  10898                  9527
      6/05         9556               9718                 9718               9854                  11101                  9540
      7/05        10199              10368                10368              10421                  11748                  9895
      8/05        10171              10328                10328              10388                  11677                  9805
      9/05        10180              10338                10338              10570                  11828                  9884
     10/05         9802               9851                 9950              10276                  11480                  9719
====================================================================================================================================
                                                                                                          Source: Lipper, Inc.

The data shown in the chart include             This chart, which is a logarithmic chart,
reinvested distributions, applicable         presents the fluctuations in the value of
sales charges, Fund expenses and             the Fund and its indexes. We believe that
management fees. Index results include       a logarithmic chart is more effective
reinvested dividends, but they do not        than other types of charts in
reflect sales charges. Performance of an     illustrating changes in value during the
index of funds reflects fund expenses and    early years shown in the chart. The
management fees; performance of a market     vertical axis, the one that indicates the
index does not. Performance shown in the     dollar value of an investment, is
chart and table(s) does not reflect          constructed with each segment
deduction of taxes a shareholder would       representing a percent change in the
pay on Fund distributions or sale of Fund    value of the investment. In this chart,
shares. Performance of the indexes does      each segment represents a doubling, or
not reflect the effects of taxes.            100% change, in the value of the
                                             investment. In other words, the space
                                             between $10,000 and $20,000 is the same
                                             size as the space between $20,000 and
                                             $40,000, the space between $20,000 and
                                             $40,000 is the same as that between
                                             $40,000 and $80,000, and so on.


AIM MIDCAP GROWTH FUND


========================================     ========================================      ========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                  CUMULATIVE TOTAL RETURNS
As of 10/31/05, including applicable         As of 9/30/05, most recent calendar           6 months ended 10/31/05, excluding
sales charges                                quarter-end, including applicable sales       applicable sales charges
                                             charges
CLASS A SHARES                                                                             Class A Shares                    12.60%
Inception (11/1/99)               -0.33%     CLASS A SHARES                                Class B Shares                    12.18
 5 Years                          -7.39      Inception (11/1/99)                0.30%      Class C Shares                    12.18
 1 Year                            7.91       5 Years                          -8.41       Class R Shares                    12.45
                                              1 Year                           15.81       ========================================
CLASS B SHARES
Inception (11/1/99)               -0.25%     CLASS B SHARES
 5 Years                          -7.31      Inception (11/1/99)                0.40%
 1 Year                            8.45       5 Years                          -8.35
                                              1 Year                           16.65
CLASS C SHARES
Inception (11/1/99)               -0.08%     CLASS C SHARES
 5 Years                          -6.94      Inception (11/1/99)                0.57%
 1 Year                           12.45       5 Years                          -7.98
                                              1 Year                           20.65
CLASS R SHARES
Inception                          0.43%     CLASS R SHARES
 5 Years                          -6.50      Inception                          1.08%
 1 Year                           14.06       5 Years                          -7.53
                                              1 Year                           22.29
========================================     ========================================

CLASS R SHARES' INCEPTION DATE IS JUNE 3,    AND THE EFFECT OF THE MAXIMUM SALES           MAY BE IMPOSED ON A TOTAL REDEMPTION OF
2002. RETURNS SINCE THAT DATE ARE            CHARGE UNLESS OTHERWISE STATED.               RETIREMENT PLAN ASSETS WITHIN THE FIRST
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    INVESTMENT RETURN AND PRINCIPAL VALUE         YEAR. THE PERFORMANCE OF THE FUND'S SHARE
BLENDED RETURNS OF HISTORICAL CLASS R        WILL FLUCTUATE SO THAT YOU MAY HAVE A         CLASSES WILL DIFFER DUE TO DIFFERENT
SHARE PERFORMANCE AND RESTATED CLASS A       GAIN OR LOSS WHEN YOU SELL SHARES.            SALES CHARGE STRUCTURES AND CLASS
SHARE PERFORMANCE (FOR PERIODS PRIOR TO                                                    EXPENSES.
THE INCEPTION DATE OF CLASS R SHARES) AT        CLASS A SHARE PERFORMANCE REFLECTS
NET ASSET VALUE, ADJUSTED TO REFLECT THE     THE MAXIMUM 5.50% SALES CHARGE, AND CLASS
HIGHER RULE 12b-1 FEES APPLICABLE TO         B AND CLASS C SHARE PERFORMANCE REFLECTS
CLASS R SHARES.                              THE APPLICABLE CONTINGENT DEFERRED SALES
                                             CHARGE (CDSC) FOR THE PERIOD INVOLVED.
   THE PERFORMANCE DATA QUOTED REPRESENT     THE CDSC ON CLASS B SHARES DECLINES FROM
PAST PERFORMANCE AND CANNOT GUARANTEE        5% BEGINNING AT THE TIME OF PURCHASE TO
COMPARABLE FUTURE RESULTS; CURRENT           0% AT THE BEGINNING OF THE SEVENTH YEAR.
PERFORMANCE MAY BE LOWER OR HIGHER.          THE CDSC ON CLASS C SHARES IS 1% FOR THE
PLEASE VISIT AIMinvestments.com FOR THE      FIRST YEAR AFTER PURCHASE. CLASS R SHARES
MOST RECENT MONTH-END PERFORMANCE.           DO NOT HAVE A FRONT-END SALES CHARGE;
PERFORMANCE FIGURES REFLECT REINVESTED       RETURNS SHOWN ARE AT NET ASSET VALUE AND
DISTRIBUTIONS, CHANGES IN NET ASSET VALUE    DO NOT REFLECT A 0.75% CDSC THAT

AIM MID CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Equity Funds    o The quality of services to be provided      o Overall performance of AIM. The Board
(the "Board") oversees the management of     by AIM. The Board reviewed the                considered the overall performance of AIM
AIM Mid Cap Growth Fund (the "Fund") and,    credentials and experience of the             in providing investment advisory and
as required by law, determines annually      officers and employees of AIM who will        portfolio administrative services to the
whether to approve the continuance of the    provide investment advisory services to       Fund and concluded that such performance
Fund's advisory agreement with A I M         the Fund. In reviewing the qualifications     was satisfactory.
Advisors, Inc. ("AIM"). Based upon the       of AIM to provide investment advisory
recommendation of the Investments            services, the Board reviewed the              o Fees relative to those of clients of
Committee of the Board, which is             qualifications of AIM's investment            AIM with comparable investment
comprised solely of independent trustees,    personnel and considered such issues as       strategies. The Board reviewed the
at a meeting held on June 30, 2005, the      AIM's portfolio and product review            advisory fee rate for the Fund under the
Board, including all of the independent      process, various back office support          Advisory Agreement. The Board noted that
trustees, approved the continuance of the    functions provided by AIM and AIM's           this rate (i) was higher than the
advisory agreement (the "Advisory            equity and fixed income trading               sub-advisory fee rates for an
Agreement") between the Fund and AIM for     operations. Based on the review of these      unaffiliated mutual fund for which an AIM
another year, effective July 1, 2005.        and other factors, the Board concluded        affiliate serves as sub-advisor, and
                                             that the quality of services to be pro-       noted that total management fees paid by
   The Board considered the factors          vided by AIM was appropriate and that AIM     such unaffiliated mutual fund were lower
discussed below in evaluating the            currently is providing satisfactory           than the advisory fee rate for the Fund;
fairness and reasonableness of the           services in accordance with the terms of      (ii) was higher than the advisory fee
Advisory Agreement at the meeting on June    the Advisory Agreement.                       rates for a collective trust portfolio
30, 2005 and as part of the Board's                                                        for which an AIM affiliate serves as
ongoing oversight of the Fund. In their      o The performance of the Fund relative to     advisor with investment strategies
deliberations, the Board and the             comparable funds. The Board reviewed the      comparable to those of the Fund; and
independent trustees did not identify any    performance of the Fund during the past       (iii) was lower than the advisory fee
particular factor that was controlling,      one, three and five calendar years            rates for an offshore fund for which an
and each trustee attributed different        against the performance of funds advised      AIM affiliate serves as advisor with
weights to the various factors.              by other advisors with investment             investment strategies comparable to those
                                             strategies comparable to those of the         of the Fund. The Board noted that AIM has
   One of the responsibilities of the        Fund. The Board noted that the Fund's         agreed to waive advisory fees of the Fund
Senior Officer of the Fund, who is           performance in such periods was below the     and to limit the Fund's total operating
independent of AIM and AIM's affiliates,     median performance of such comparable         expenses, as discussed below. Based on
is to manage the process by which the        funds. The Board noted that AIM has           this review, the Board concluded that the
Fund's proposed management fees are          acknowledged that the Fund continues to       advisory fee rate for the Fund under the
negotiated to ensure that they are           require a long-term solution to its           Advisory Agreement was fair and
negotiated in a manner which is at arm's     under-performance, and that management        reasonable.
length and reasonable. To that end, the      is continuing to closely monitor the
Senior Officer must either supervise a       performance of the Fund and analyze           o Fees relative to those of comparable
competitive bidding process or prepare an    various possible long-term solutions.         funds with other advisors. The Board
independent written evaluation. The          Based on this review, the Board concluded     reviewed the advisory fee rate for the
Senior Officer has recommended an            that no changes should be made to the         Fund under the Advisory Agreement. The
independent written evaluation in lieu of    Fund and that it was not necessary to         Board compared effective contractual
a competitive bidding process and, upon      change the Fund's portfolio management        advisory fee rates at a common asset
the direction of the Board, has prepared     team at this time.                            level and noted that the Fund's rate was
such an independent written evaluation.                                                    below the median rate of the funds
Such written evaluation also considered      o The performance of the Fund relative to     advised by other advisors with investment
certain of the factors discussed below.      indices. The Board reviewed the               strategies comparable to those of the
In addition, as discussed below, the         performance of the Fund during the past       Fund that the Board reviewed. The Board
Senior Officer made certain                  one, three and five calendar years            noted that AIM has agreed to waive
recommendations to the Board in              against the performance of the Lipper         advisory fees of the Fund and to limit
connection with such written evaluation.     Mid-Cap Growth Index. The Board noted         the Fund's total operating expenses, as
                                             that the Fund's performance was below the     discussed below. Based on this review,
   The discussion below serves as a          performance of such Index for the one and     the Board concluded that the advisory fee
summary of the Senior Officer's              three year periods and comparable to such     rate for the Fund under the Advisory
independent written evaluation and           Index for the five year period. The Board     Agreement was fair and reasonable.
recommendations to the Board in              noted that AIM has acknowledged that the
connection therewith, as well as a           Fund continues to require a long-term         o Expense limitations and fee waivers.
discussion of the material factors and       solution to its under-performance, and        The Board noted that AIM has
the conclusions with respect thereto that    that management is continuing to closely      contractually agreed to waive advisory
formed the basis for the Board's approval    monitor the performance of the Fund and       fees of the Fund through December 31,
of the Advisory Agreement. After             analyze various possible long-term            2009 to the extent necessary so that the
consideration of all of the factors below    solutions. Based on this review, the          advisory fees payable by the Fund do not
and based on its informed business           Board concluded that no changes should be     exceed a specified maximum advisory fee
judgment, the Board determined that the      made to the Fund and that it was not          rate, which maximum rate includes
Advisory Agreement is in the best            necessary to change the Fund's portfolio      breakpoints and is based on net asset
interests of the Fund and its                management team at this time.                 levels. The Board considered the
shareholders and that the compensation to                                                  contractual nature of this fee waiver and
AIM under the Advisory Agreement is fair     o Meeting with the Fund's portfolio           noted that it remains in effect until
and reasonable and would have been           managers and investment personnel. With       December 31, 2009. The Board noted that
obtained through arm's length                respect to the Fund, the Board is meeting     AIM has voluntarily agreed to waive fees
negotiations.                                periodically with such Fund's portfolio       and/or limit expenses of the Fund in an
                                             managers and/or other investment              amount necessary to limit total annual
o The nature and extent of the advisory      personnel and believes that such              operating expenses to a specified
services to be provided by AIM. The Board    individuals are competent and able to         percentage of average daily net assets
reviewed the services to be provided by      continue to carry out their                   for each class of the Fund. The Board
AIM under the Advisory Agreement. Based      responsibilities under the Advisory           considered the voluntary nature of this
on such review, the Board concluded that     Agreement.                                    fee waiver/expense limitation and noted
the range of services to be provided by                                                    that it can be terminated at any time by
AIM under the Advisory Agreement was                                                       AIM without further notice to investors.
appropriate and that AIM currently is                                                      The Board considered the effect these fee
providing services in accordance with the
terms of the Advisory Agreement.                                                                                         (continued)


AIM MID CAP GROWTH FUND


waivers/expense limitations would have on    o Independent written evaluation and          o Historical relationship between the
the Fund's estimated expenses and            recommendations of the Fund's Senior          Fund and AIM. In determining whether to
concluded that the levels of fee             Officer. The Board noted that, upon their     continue the Advisory Agreement for the
waivers/expense limitations for the Fund     direction, the Senior Officer of the          Fund, the Board also considered the prior
were fair and reasonable.                    Fund, who is independent of AIM and AIM's     relationship between AIM and the Fund, as
                                             affiliates, had prepared an independent       well as the Board's knowledge of AIM's
o Breakpoints and economies of scale. The    written evaluation in order to assist the     operations, and concluded that it was
Board reviewed the structure of the          Board in determining the reasonableness       beneficial to maintain the current
Fund's advisory fee under the Advisory       of the proposed management fees of the        relationship, in part, because of such
Agreement, noting that it includes one       AIM Funds, including the Fund. The Board      knowledge. The Board also reviewed the
breakpoint. The Board reviewed the level     noted that the Senior Officer's written       general nature of the non-investment
of the Fund's advisory fees, and noted       evaluation had been relied upon by the        advisory services currently performed by
that such fees, as a percentage of the       Board in this regard in lieu of a competi-    AIM and its affiliates, such as
Fund's net assets, would decrease as net     tive bidding process. In determining          administrative, transfer agency and
assets increase because the Advisory         whether to continue the Advisory              distribution services, and the fees
Agreement includes a breakpoint. The         Agreement for the Fund, the Board             received by AIM and its affiliates for
Board noted that, due to the Fund's          considered the Senior Officer's written       performing such services. In addition to
current asset levels and the way in which    evaluation and the recommendation made by     reviewing such services, the trustees
the advisory fee breakpoints have been       the Senior Officer to the Board that the      also considered the organizational
structured, the Fund has yet to benefit      Board consider implementing a process to      structure employed by AIM and its
from the breakpoint. The Board noted that    assist them in more closely monitoring        affiliates to provide those services.
AIM has contractually agreed to waive        the performance of the AIM Funds. The         Based on the review of these and other
advisory fees of the Fund through            Board concluded that it would be              factors, the Board concluded that AIM and
December 31, 2009 to the extent necessary    advisable to implement such a process as      its affiliates were qualified to continue
so that the advisory fees payable by the     soon as reasonably practicable.               to provide non-investment advisory
Fund do not exceed a specified maximum                                                     services to the Fund, including
advisory fee rate, which maximum rate        o Profitability of AIM and its                administrative, transfer agency and
includes breakpoints and is based on net     affiliates. The Board reviewed                distribution services, and that AIM and
asset levels. The Board concluded that       information concerning the profitability      its affiliates currently are providing
the Fund's fee levels under the Advisory     of AIM's (and its affiliates') investment     satisfactory non-investment advisory
Agreement therefore would reflect            advisory and other activities and its         services.
economies of scale at higher asset levels    financial condition. The Board considered
and that it was not necessary to change      the overall profitability of AIM, as well     o Other factors and current trends. In
the advisory fee breakpoints in the          as the profitability of AIM in connection     determining whether to continue the
Fund's advisory fee schedule.                with managing the Fund. The Board noted       Advisory Agreement for the Fund, the
                                             that AIM's operations remain profitable,      Board considered the fact that AIM, along
o Investments in affiliated money market     although increased expenses in recent         with others in the mutual fund industry,
funds. The Board also took into account      years have reduced AIM's profitability.       is subject to regulatory inquiries and
the fact that uninvested cash and cash       Based on the review of the profitability      litigation related to a wide range of
collateral from securities lending           of AIM's and its affiliates' investment       issues. The Board also considered the
arrangements (collectively, "cash            advisory and other activities and its         governance and compliance reforms being
balances") of the Fund may be invested in    financial condition, the Board concluded      undertaken by AIM and its affiliates,
money market funds advised by AIM            that the compensation to be paid by the       including maintaining an internal
pursuant to the terms of an SEC exemptive    Fund to AIM under its Advisory Agreement      controls committee and retaining an
order. The Board found that the Fund may     was not excessive.                            independent compliance consultant, and
realize certain benefits upon investing                                                    the fact that AIM has undertaken to cause
cash balances in AIM advised money market    o Benefits of soft dollars to AIM. The        the Fund to operate in accordance with
funds, including a higher net return,        Board considered the benefits realized        certain governance policies and
increased liquidity, increased               by AIM as a result of brokerage               practices. The Board concluded that these
diversification or decreased transaction     transactions executed through "soft           actions indicated a good faith effort on
costs. The Board also found that the Fund    dollar" arrangements. Under these             the part of AIM to adhere to the highest
will not receive reduced services if it      arrangements, brokerage commissions paid      ethical standards, and determined that
invests its cash balances in such money      by the Fund and/or other funds advised by     the current regulatory and litigation
market funds. The Board noted that, to       AIM are used to pay for research and exe-     environment to which AIM is subject
the extent the Fund invests in affiliated    cution services. This research is used by     should not prevent the Board from
money market funds, AIM has voluntarily      AIM in making investment decisions for        continuing the Advisory Agreement for the
agreed to waive a portion of the advisory    the Fund. The Board concluded that such       Fund.
fees it receives from the Fund               arrangements were appropriate.
attributable to such investment. The
Board further determined that the            o AIM's financial soundness in light of
proposed securities lending program and      the Fund's needs. The Board considered
related procedures with respect to the       whether AIM is financially sound and has
lending Fund is in the best interests of     the resources necessary to perform its
the lending Fund and its respective          obligations under the Advisory Agreement,
shareholders. The Board therefore            and concluded that AIM has the financial
concluded that the investment of cash        resources necessary to fulfill its
collateral received in connection with       obligations under the Advisory Agreement.
the securities lending program in the
money market funds according to the
procedures is in the best interests of
the lending Fund and its respective
shareholders.

  SUPPLEMENT TO ANNUAL REPORT DATED 10/31/05

AIM MID CAP GROWTH FUND

                                             ========================================

INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                      PLEASE NOTE THAT PAST PERFORMANCE
                                             For periods ended 10/31/05                   IS NOT INDICATIVE OF FUTURE RESULTS.
The following information has been                                                        MORE RECENT RETURNS MAY BE MORE OR LESS
prepared to provide Institutional Class      Inception                          0.80%     THAN THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview       5 Years                         -6.11      REINVESTMENT OF DISTRIBUTIONS AT NET
specific to their holdings.                    1 Year                          15.15      ASSET VALUE. INVESTMENT RETURN AND
Institutional Class shares are offered         6 Months*                       13.04      PRINCIPAL VALUE WILL FLUCTUATE SO YOUR
exclusively to institutional investors,                                                   SHARES, WHEN REDEEMED, MAY BE WORTH MORE
including defined contribution plans         ========================================     OR LESS THAN THEIR ORIGINAL COST. SEE
that meet certain criteria.                                                               FULL REPORT FOR INFORMATION ON
                                             AVERAGE ANNUAL TOTAL RETURNS                 COMPARATIVE BENCHMARKS. PLEASE CONSULT
                                                                                          YOUR FUND PROSPECTUS FOR MORE
                                             For periods ended 9/30/05, most recent       INFORMATION. FOR THE MOST CURRENT
                                             calendar quarter-end                         MONTH-END PERFORMANCE, PLEASE CALL
                                                                                          800-451-4246 OR VISIT
                                             Inception                           1.44     AIMINVESTMENTS.COM.
                                               5 Years                          -7.18
                                               1 Year                           23.36
                                               6 Months*                        10.34

                                             *Cumulative total return that has not
                                              been annualized
                                             ========================================

                                             INSTITUTIONAL CLASS SHARES HAVE NO SALES
                                             CHARGE; THEREFORE, PERFORMANCE IS AT NET
                                             ASSET VALUE (NAV).

                                                  INSTITUTIONAL CLASS SHARES'
                                             INCEPTION DATE IS APRIL 30, 2004.
                                             RETURNS SINCE THAT DATE ARE HISTORICAL
                                             RETURNS. ALL OTHER RETURNS ARE BLENDED
                                             RETURNS OF HISTORICAL INSTITUTIONAL
                                             CLASS SHARE PERFORMANCE AND RESTATED
                                             CLASS A SHARE PERFORMANCE (FOR PERIODS
                                             PRIOR TO THE INCEPTION DATE OF
                                             INSTITUTIONAL CLASS SHARES) AT NET ASSET
========================================     VALUE AND REFLECT THE HIGHER RULE 12B-1
                                             FEES APPLICABLE TO CLASS A SHARES. CLASS
NASDAQ SYMBOL                     AMIGX      A SHARES' INCEPTION DATE IS NOVEMBER 1,
                                             1999. PERFORMANCE OF INSTITUTIONAL CLASS
========================================     SHARES WILL DIFFER FROM PERFORMANCE OF
                                             OTHER SHARE CLASSES DUE TO DIFFERING
                                             SALES CHARGES AND CLASS EXPENSES.



                                                                                       Over for information on your Fund's expenses.

                                                 FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                            [YOUR GOALS.
                                                           OUR SOLUTIONS.]                         [AIM INVESTMENTS LOGO]
                                                       - REGISTERED TRADEMARK -                   - REGISTERED TRADEMARK -

AIMINVESTMENTS.COM          MCG-INS-1

     INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      divide your account value by $1,000 (for           The hypothetical account values
                                             example, an $8,600 account value divided     and expenses may not be used to estimate
As a shareholder of the Fund, you incur      by $1,000 = 8.6), then multiply the          the actual ending account balance or
ongoing costs, including management          result by the number in the table under      expenses you paid for the period. You
fees and other Fund expenses. This           the heading entitled "Actual Expenses        may use this information to compare the
example is intended to help you              Paid During Period" to estimate the          ongoing costs of investing in the Fund
understand your ongoing costs (in            expenses you paid on your account during     and other funds. To do so, compare this
dollars) of investing in the Fund and to     this period.                                 5% hypothetical example with the 5%
compare these costs with ongoing costs                                                    hypothetical examples that appear in the
of investing in other mutual funds. The      HYPOTHETICAL EXAMPLE FOR COMPARISON          shareholder reports of the other funds.
example is based on an investment of         PURPOSES
$1,000 invested at the beginning of the                                                         Please note that the expenses
period and held for the entire period        The table below also provides                shown in the table are meant to
May 1, 2005, through October 31, 2005.       information about hypothetical account       highlight your ongoing costs only.
                                             values and hypothetical expenses based       Therefore, the hypothetical informa-
ACTUAL EXPENSES                              on the Fund's actual expense ratio and       tion is useful in comparing ongoing
                                             an assumed rate of return of 5% per year     costs only, and will not help you
The table below provides information         before expenses, which is not the Fund's     determine the relative total costs of
about actual account values and actual       actual return. The Fund's actual cumu-       owning different funds.
expenses. You may use the information in     lative total return after expenses for
this table, together with the amount you     the six months ended September 30, 2005,
invested, to estimate the expenses that      appears in the table on the front of
you paid over the period. Simply             this supplement.



==================================================================================================================================

                                            ACTUAL                         HYPOTHETICAL
                                                                (5% ANNUAL RETURN BEFORE EXPENSES)

                   BEGINNING           ENDING            EXPENSES              ENDING          EXPENSES           ANNUALIZED
   SHARE         ACCOUNT VALUE      ACCOUNT VALUE       PAID DURING         ACCOUNT VALUE     PAID DURING           EXPENSE
   CLASS           (5/1/05)         (10/31/05)(1)       PERIOD (2)           (10/31/05)        PERIOD(2)             RATIO
Institutional      $ 1,000.00       $  1,130.40           $ 5.06            $  1,020.45        $  4.80               0.94%

(1)The actual ending account value is based on the actual total return of the Fund for the period May 1, 2005, to October 31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended October 31, 2005, appears in the table on the front of this supplement.

(2)Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

==================================================================================================================================

AIMINVESTMENTS.COM            MCG-INS-1

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2005


                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.08%

ADVERTISING-1.63%

Omnicom Group Inc.                                23,000   $  1,908,080
-----------------------------------------------------------------------
R.H. Donnelley Corp.(a)                           14,680        906,196
=======================================================================
                                                              2,814,276
=======================================================================

AEROSPACE & DEFENSE-1.61%

Aviall, Inc.(a)                                   28,751        907,094
-----------------------------------------------------------------------
L-3 Communications Holdings, Inc.                 24,000      1,867,680
=======================================================================
                                                              2,774,774
=======================================================================

AIR FREIGHT & LOGISTICS-1.10%

Robinson (C.H.) Worldwide, Inc.                   54,000      1,904,040
=======================================================================

APPAREL RETAIL-1.60%

Abercrombie & Fitch Co.-Class A                   26,967      1,402,014
-----------------------------------------------------------------------
Chico's FAS, Inc.(a)                              20,000        790,800
-----------------------------------------------------------------------
Urban Outfitters, Inc.(a)                         20,000        566,600
=======================================================================
                                                              2,759,414
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.98%

Coach, Inc.(a)                                    55,455      1,784,542
-----------------------------------------------------------------------
Polo Ralph Lauren Corp.                           33,347      1,640,672
=======================================================================
                                                              3,425,214
=======================================================================

APPLICATION SOFTWARE-6.68%

Amdocs Ltd.(a)                                    60,000      1,588,200
-----------------------------------------------------------------------
Business Objects S.A. (France)(a)                 24,891        853,015
-----------------------------------------------------------------------
Citrix Systems, Inc.(a)                           72,387      1,995,710
-----------------------------------------------------------------------
Cognos, Inc. (Canada)(a)                          24,454        917,759
-----------------------------------------------------------------------
Hyperion Solutions Corp.(a)                       27,031      1,307,219
-----------------------------------------------------------------------
Mercury Interactive Corp.(a)                      48,949      1,702,936
-----------------------------------------------------------------------
NAVTEQ Corp.(a)                                   35,734      1,397,914
-----------------------------------------------------------------------
Synopsys, Inc.(a)                                 94,196      1,785,014
=======================================================================
                                                             11,547,767
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.12%

Legg Mason, Inc.                                  18,000      1,931,580
=======================================================================

BIOTECHNOLOGY-1.78%

Charles River Laboratories International,
  Inc.(a)                                         20,000        875,200
-----------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          33,000      1,559,250
-----------------------------------------------------------------------
Martek Biosciences Corp.(a)(b)                    21,000        648,270
=======================================================================
                                                              3,082,720
=======================================================================

BROADCASTING & CABLE TV-0.89%

Univision Communications Inc.-Class A(a)          58,900      1,539,646
=======================================================================

CASINOS & GAMING-1.04%

Station Casinos, Inc.                             28,000      1,794,800
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


COMMUNICATIONS EQUIPMENT-1.70%

Comverse Technology, Inc.(a)                      65,000   $  1,631,500
-----------------------------------------------------------------------
Scientific-Atlanta, Inc.                          37,000      1,311,280
=======================================================================
                                                              2,942,780
=======================================================================

COMPUTER HARDWARE-0.60%

Palm, Inc.(a)                                     40,585      1,042,629
=======================================================================

COMPUTER STORAGE & PERIPHERALS-1.82%

Network Appliance, Inc.(a)                        48,319      1,322,008
-----------------------------------------------------------------------
QLogic Corp.(a)                                   60,200      1,815,632
=======================================================================
                                                              3,137,640
=======================================================================

CONSTRUCTION & ENGINEERING-0.78%

Chicago Bridge & Iron Co. N.V.-New York
  Shares (Netherlands)                            60,449      1,348,013
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.50%

Joy Global Inc.                                   18,994        871,255
=======================================================================

CONSUMER ELECTRONICS-0.92%

Harman International Industries, Inc.             16,000      1,597,760
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.74%

Alliance Data Systems Corp.(a)                    35,998      1,280,089
=======================================================================

DEPARTMENT STORES-1.06%

Nordstrom, Inc.                                   53,000      1,836,450
=======================================================================

DIVERSIFIED BANKS-1.02%

Centennial Bank Holdings, Inc.(a)(c)             157,500      1,760,850
=======================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-3.18%

ChoicePoint Inc.(a)                               46,600      1,969,316
-----------------------------------------------------------------------
Corporate Executive Board Co. (The)               16,000      1,322,240
-----------------------------------------------------------------------
Corrections Corp. of America(a)                   50,000      1,994,000
-----------------------------------------------------------------------
Global Cash Access, Inc.(a)                       14,696        206,038
=======================================================================
                                                              5,491,594
=======================================================================

DIVERSIFIED METALS & MINING-1.83%

Freeport-McMoRan Copper & Gold, Inc.-Class B      30,400      1,502,368
-----------------------------------------------------------------------
Phelps Dodge Corp.                                13,739      1,655,137
=======================================================================
                                                              3,157,505
=======================================================================

DRUG RETAIL-1.06%

Shoppers Drug Mart Corp. (Canada)                 55,000      1,829,685
=======================================================================

EDUCATION SERVICES-1.08%

Career Education Corp.(a)                         52,300      1,861,357
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.10%

Cooper Industries, Ltd.-Class A                   26,700      1,892,763
=======================================================================


                                                SHARES        VALUE
-----------------------------------------------------------------------

ELECTRONIC EQUIPMENT MANUFACTURERS-1.66%

Amphenol Corp.-Class A                            45,186   $  1,806,084
-----------------------------------------------------------------------
Cogent Inc.(a)                                    40,000      1,062,000
=======================================================================
                                                              2,868,084
=======================================================================

HEALTH CARE DISTRIBUTORS-0.62%

Schein (Henry), Inc.(a)                           26,857      1,064,611
=======================================================================

HEALTH CARE EQUIPMENT-3.99%

Biomet, Inc.                                      41,600      1,448,928
-----------------------------------------------------------------------
Kinetic Concepts, Inc.(a)                         24,378        875,170
-----------------------------------------------------------------------
PerkinElmer, Inc.                                 90,000      1,986,300
-----------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   38,000      1,731,280
-----------------------------------------------------------------------
Waters Corp.(a)                                   23,606        854,537
=======================================================================
                                                              6,896,215
=======================================================================

HEALTH CARE FACILITIES-1.53%

Community Health Systems, Inc.(a)                 25,000        927,750
-----------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                      44,000      1,720,400
=======================================================================
                                                              2,648,150
=======================================================================

HEALTH CARE SERVICES-4.63%

DaVita, Inc.(a)                                   43,100      2,119,658
-----------------------------------------------------------------------
Express Scripts, Inc.(a)                          27,271      2,056,506
-----------------------------------------------------------------------
Medco Health Solutions, Inc.(a)                   15,154        856,201
-----------------------------------------------------------------------
Omnicare, Inc.                                    26,000      1,406,600
-----------------------------------------------------------------------
Pharmaceutical Product Development, Inc.          11,267        647,514
-----------------------------------------------------------------------
Psychiatric Solutions, Inc.(a)                    16,600        908,020
=======================================================================
                                                              7,994,499
=======================================================================

HEALTH CARE SUPPLIES-0.96%

Cooper Cos., Inc. (The)                           24,000      1,652,160
=======================================================================

HOTELS, RESORTS & CRUISE LINES-1.96%

Hilton Hotels Corp.                               84,149      1,636,698
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.(d)      30,000      1,752,900
=======================================================================
                                                              3,389,598
=======================================================================

HOUSEHOLD APPLIANCES-0.68%

Whirlpool Corp.                                   15,000      1,177,500
=======================================================================

HOUSEWARES & SPECIALTIES-1.52%

Fortune Brands, Inc.                              10,200        774,894
-----------------------------------------------------------------------
Jarden Corp.(a)                                   55,000      1,858,450
=======================================================================
                                                              2,633,344
=======================================================================

INDUSTRIAL MACHINERY-0.95%

ITT Industries, Inc.                              16,100      1,635,760
=======================================================================

INSURANCE BROKERS-0.77%

Willis Group Holdings Ltd. (United Kingdom)       35,641      1,323,707
=======================================================================

INTEGRATED OIL & GAS-.89%

Murphy Oil Corp.                                  33,000      1,546,050
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


INTERNET SOFTWARE & SERVICES-1.82%

Digital River, Inc.(a)                            50,000      1,400,500
-----------------------------------------------------------------------
VeriSign, Inc.(a)                                 73,931      1,746,990
=======================================================================
                                                              3,147,490
=======================================================================

IT CONSULTING & OTHER SERVICES-1.04%

Cognizant Technology Solutions Corp.-Class
  A(a)                                            41,000   $  1,803,180
=======================================================================

MANAGED HEALTH CARE-2.25%

CIGNA Corp.                                       13,000      1,506,310
-----------------------------------------------------------------------
Coventry Health Care, Inc.(a)                     25,300      1,365,947
-----------------------------------------------------------------------
Humana Inc.(a)                                    23,000      1,020,970
=======================================================================
                                                              3,893,227
=======================================================================

OIL & GAS DRILLING-2.57%

Nabors Industries, Ltd.(a)                        24,000      1,647,120
-----------------------------------------------------------------------
Noble Corp.                                       28,000      1,802,640
-----------------------------------------------------------------------
Todco-Class A                                     22,000        984,500
=======================================================================
                                                              4,434,260
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-3.57%

Grant Prideco, Inc.(a)                            54,000      2,100,060
-----------------------------------------------------------------------
National-Oilwell Varco Inc.(a)                    36,000      2,248,920
-----------------------------------------------------------------------
Weatherford International Ltd.(a)                 29,000      1,815,400
=======================================================================
                                                              6,164,380
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-3.89%

CNX Gas Corp. (Acquired 08/01/05; Cost
  $496,000)(a)(e)                                 31,000        643,250
-----------------------------------------------------------------------
Rosetta Resources, Inc. (Acquired 06/28/05;
  Cost $1,827,200)(a)(e)                         114,200      2,112,700
-----------------------------------------------------------------------
Southwestern Energy Co.(a)                        28,500      2,067,390
-----------------------------------------------------------------------
Ultra Petroleum Corp.(a)                          36,000      1,889,640
=======================================================================
                                                              6,712,980
=======================================================================

OIL & GAS REFINING & MARKETING-0.57%

Tesoro Corp.                                      16,000        978,400
=======================================================================

OIL & GAS STORAGE & TRANSPORTATION-1.10%

Williams Cos., Inc. (The)                         85,000      1,895,500
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.95%

CapitalSource Inc.(a)                             74,665      1,642,630
=======================================================================

PACKAGED FOODS & MEATS-0.94%

McCormick & Co., Inc.                             27,400        829,946
-----------------------------------------------------------------------
TreeHouse Foods, Inc.(a)                          30,900        798,456
=======================================================================
                                                              1,628,402
=======================================================================

PHARMACEUTICALS-1.32%

Medicis Pharmaceutical Corp.-Class A(b)           53,000      1,563,500
-----------------------------------------------------------------------
MGI Pharma, Inc.(a)                               38,000        712,880
=======================================================================
                                                              2,276,380
=======================================================================

PUBLISHING-0.72%

Getty Images, Inc.(a)                             15,000      1,245,150
=======================================================================


                                                SHARES        VALUE
-----------------------------------------------------------------------

REAL ESTATE-0.82%

People's Choice Financial Corp. (Acquired
  12/21/04; Cost $1,897,000)(a)(e)               189,700   $  1,422,750
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-1.07%

CB Richard Ellis Group, Inc.-Class A(a)           38,000      1,856,300
=======================================================================

REGIONAL BANKS-0.66%

Signature Bank(a)                                 39,600      1,148,400
=======================================================================

REINSURANCE-0.52%

Endurance Specialty Holdings Ltd.                 27,067        897,542
=======================================================================

SEMICONDUCTOR EQUIPMENT-1.13%

ASML Holding N.V.-New York Shares
  (Netherlands)(a)                                49,747        844,704
-----------------------------------------------------------------------
Tessera Technologies Inc.(a)                      39,600      1,104,840
=======================================================================
                                                              1,949,544
=======================================================================

SEMICONDUCTORS-4.48%

Analog Devices, Inc.                              40,000      1,391,200
-----------------------------------------------------------------------
ATI Technologies Inc. (Canada)(a)                 62,629        904,989
-----------------------------------------------------------------------
Marvell Technology Group Ltd. (Singapore)(a)      40,000      1,856,400
-----------------------------------------------------------------------
Microchip Technology Inc.                         60,000      1,810,200
-----------------------------------------------------------------------
National Semiconductor Corp.                      78,800      1,783,244
=======================================================================
                                                              7,746,033
=======================================================================

SOFT DRINKS-0.97%

Hansen Natural Corp.(a)(b)                        33,000      1,667,160
=======================================================================

SPECIALIZED FINANCE-1.35%

Chicago Mercantile Exchange Holdings Inc.          6,400      2,336,960
=======================================================================

SPECIALTY STORES-1.91%

Office Depot, Inc.(a)                             62,000      1,706,860
-----------------------------------------------------------------------
Staples, Inc.                                     70,000      1,591,100
=======================================================================
                                                              3,297,960
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


STEEL-0.53%

Nucor Corp.                                       15,360   $    919,296
=======================================================================

SYSTEMS SOFTWARE-1.12%

Red Hat, Inc.(a)(b)                               83,194      1,931,765
=======================================================================

THRIFTS & MORTGAGE FINANCE-0.82%

Hudson City Bancorp, Inc.                        118,975      1,408,664
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.98%

American Tower Corp.-Class A(a)                  139,875      3,336,019
-----------------------------------------------------------------------
NII Holdings, Inc.(a)                             21,948      1,819,928
=======================================================================
                                                              5,155,947
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $141,705,818)                         166,014,579
=======================================================================

MONEY MARKET FUNDS-3.29%

Liquid Assets Portfolio-Institutional
  Class(f)                                     2,840,496      2,840,496
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(f)    2,840,496      2,840,496
=======================================================================
    Total Money Market Funds (Cost
      $5,680,992)                                             5,680,992
=======================================================================
TOTAL INVESTMENTS-99.37% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $147,386,810)               171,695,571
=======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.34%

Liquid Assets Portfolio-Institutional
  Class(f)(g)                                  4,053,350      4,053,350
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $4,053,350)                                       4,053,350
=======================================================================
TOTAL INVESTMENTS-101.71% (Cost $151,440,160)               175,748,921
=======================================================================
OTHER ASSETS LESS LIABILITIES-(1.71%)                        (2,960,390)
=======================================================================
NET ASSETS-100.00%                                         $172,788,531
_______________________________________________________________________
=======================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at October 31, 2005.
(c) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at October 31, 2005 represented 1.02% of the Fund's Net Assets. See Note 1A.
(d) Each unit represents one common share and one Class B share.
(e) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at October 31, 2005 was $4,178,700, which represented 2.42% of the Fund's Net Assets. These securities are considered to be illiquid. The Fund is limited to investing 15% in illiquid securities at the time of purchase.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS:

Investments, at value (cost $141,705,818)*     $166,014,579
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $9,734,342)                               9,734,342
===========================================================
  Total investments (cost $151,440,160)         175,748,921
===========================================================
Foreign currencies, at value (cost $3,954)            3,958
-----------------------------------------------------------
Cash                                                408,323
-----------------------------------------------------------
Receivables for:
  Investments sold                                3,092,750
-----------------------------------------------------------
  Fund shares sold                                  217,315
-----------------------------------------------------------
  Dividends                                          46,889
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               26,538
-----------------------------------------------------------
Other assets                                         28,348
===========================================================
    Total assets                                179,573,042
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           2,129,256
-----------------------------------------------------------
  Fund shares reacquired                            318,473
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 36,195
-----------------------------------------------------------
  Collateral upon return of securities loaned     4,053,350
-----------------------------------------------------------
Accrued distribution fees                            87,265
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            1,225
-----------------------------------------------------------
Accrued transfer agent fees                         100,013
-----------------------------------------------------------
Accrued operating expenses                           58,734
===========================================================
    Total liabilities                             6,784,511
===========================================================
Net assets applicable to shares outstanding    $172,788,531
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $257,007,816
-----------------------------------------------------------
Undistributed net investment income (loss)          (31,842)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                   (108,496,208)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              24,308,765
===========================================================
                                               $172,788,531
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 85,867,491
___________________________________________________________
===========================================================
Class B                                        $ 63,333,698
___________________________________________________________
===========================================================
Class C                                        $ 21,969,224
___________________________________________________________
===========================================================
Class R                                        $  1,606,745
___________________________________________________________
===========================================================
Institutional Class                            $     11,373
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           8,278,115
___________________________________________________________
===========================================================
Class B                                           6,365,951
___________________________________________________________
===========================================================
Class C                                           2,207,870
___________________________________________________________
===========================================================
Class R                                             155,990
___________________________________________________________
===========================================================
Institutional Class                                 1,084.6
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      10.37
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.37 divided by
      94.50%)                                  $      10.97
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       9.95
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       9.95
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      10.30
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      10.49
___________________________________________________________
===========================================================

* At October 31, 2005, securities with an aggregate value of $4,101,832 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $3,614)          $ 1,027,287
-------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $15,854, after compensation
  to counterparties of $140,671)                                  160,575
=========================================================================
    Total investment income                                     1,187,862
=========================================================================

EXPENSES:

Advisory fees                                                   1,539,498
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     19,896
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         311,216
-------------------------------------------------------------------------
  Class B                                                         692,997
-------------------------------------------------------------------------
  Class C                                                         242,906
-------------------------------------------------------------------------
  Class R                                                           6,130
-------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                              946,011
-------------------------------------------------------------------------
Transfer agent fees -- Institutional                                    8
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          21,725
-------------------------------------------------------------------------
Other                                                             230,211
=========================================================================
    Total expenses                                              4,060,598
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                    (128,286)
=========================================================================
    Net expenses                                                3,932,312
=========================================================================
Net investment income (loss)                                   (2,744,450)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities (includes gains (losses) from
    securities sold to affiliates of ($87,866))                30,648,710
-------------------------------------------------------------------------
  Foreign currencies                                                   92
=========================================================================
                                                               30,648,802
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (2,352,158)
-------------------------------------------------------------------------
  Foreign currencies                                                6,553
=========================================================================
                                                               (2,345,605)
=========================================================================
Net gain from investment securities and foreign currencies     28,303,197
=========================================================================
Net increase in net assets resulting from operations          $25,558,747
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2005 and 2004

                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income (loss)                                  $ (2,744,450)   $ (3,749,647)
------------------------------------------------------------------------------------------
Net realized gain from investment securities and foreign
  currencies                                                    30,648,802       9,151,671
------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
  investment securities and foreign currencies                  (2,345,605)     (2,982,396)
==========================================================================================
    Net increase in net assets resulting from operations        25,558,747       2,419,628
==========================================================================================
Share transactions-net:
  Class A                                                      (26,784,635)    (10,422,993)
------------------------------------------------------------------------------------------
  Class B                                                      (15,990,660)    (11,811,705)
------------------------------------------------------------------------------------------
  Class C                                                       (5,675,111)     (4,684,464)
------------------------------------------------------------------------------------------
  Class R                                                          608,304         676,095
------------------------------------------------------------------------------------------
  Institutional Class                                                   --          10,000
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (47,842,102)    (26,233,067)
==========================================================================================
    Net increase (decrease) in net assets                      (22,283,355)    (23,813,439)
==========================================================================================

NET ASSETS:

  Beginning of year                                            195,071,886     218,885,325
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(31,842) and $(29,371), respectively)          $172,788,531    $195,071,886
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $1 billion                                              0.80%
-------------------------------------------------------------------
Over $1 billion                                               0.75%
 __________________________________________________________________
===================================================================


    Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.745%
--------------------------------------------------------------------
Next $250 million                                             0.73%
--------------------------------------------------------------------
Next $500 million                                             0.715%
--------------------------------------------------------------------
Next $1.5 billion                                             0.70%
--------------------------------------------------------------------
Next $2.5 billion                                             0.685%
--------------------------------------------------------------------
Next $2.5 billion                                             0.67%
--------------------------------------------------------------------
Next $2.5 billion                                             0.655%
--------------------------------------------------------------------
Over $10 billion                                              0.64%
 ___________________________________________________________________
====================================================================


    Effective July 1, 2005, AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.90%, 2.65%, 2.65%, 2.15% and 1.65% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended October 31, 2005, AIM waived fees of $87,687.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $34,917.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended October 31, 2005, AIM was paid $50,000.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended October 31, 2005, the Fund paid AISI $946,011 for Class A, Class B, Class C and Class R share classes and $8 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2005, the Class A, Class B, Class C and Class R shares paid $311,216, $692,997, $242,906 and $6,130, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2005, ADI advised the Fund that it retained $39,033 in front-end sales commissions from the sale of Class A shares and $1,163, $34,748, $3,206 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      10/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $1,818,420       $ 52,463,568      $ (51,441,492)       $    --         $2,840,496      $ 72,087       $    --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            1,818,420         52,463,568        (51,441,492)            --          2,840,496        72,634            --
==================================================================================================================================
  Subtotal        $3,636,840       $104,927,136      $(102,882,984)       $    --         $5,680,992      $144,721       $    --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      10/31/05        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $        --      $ 19,282,585      $ (15,229,235)        $   --         $4,053,350      $  4,760       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             6,790,375        45,298,263        (52,088,638)            --                 --        11,094           --
==================================================================================================================================
  Subtotal        $ 6,790,375      $ 64,580,848      $ (67,317,873)        $   --         $4,053,350      $ 15,854       $   --
==================================================================================================================================
  Total           $10,427,215      $169,507,984      $(170,200,857)        $   --         $9,734,342      $160,575       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2005, the Fund engaged in securities purchases of $3,089,709 and sales of $3,471,684, which resulted in net realized gains (losses) of ($87,866).

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2005, the Fund received a credit from this arrangement which resulted in the reduction of the Fund's total expenses of $5,682.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2005, the Fund paid legal fees of $3,425 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended October 31, 2005, the average interfund borrowings for the one day the borrowings were outstanding was $5,340,100 with a weighted average interest rate of 2.94% and interest expense of $430.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2005, securities with an aggregate value of $4,101,832 were on loan to brokers. The loans were secured by cash collateral of $4,053,350 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2005, the Fund received dividends on cash collateral of $15,854 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2005 and 2004.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2005, the components of net assets on a tax basis were as follows:

                                                                    2005
-----------------------------------------------------------------------------
Unrealized appreciation -- investments                          $  24,010,538
-----------------------------------------------------------------------------
Temporary book/tax differences                                        (31,842)
-----------------------------------------------------------------------------
Capital loss carryforward                                        (108,197,981)
-----------------------------------------------------------------------------
Shares of beneficial interest                                     257,007,816
=============================================================================
Total net assets                                                $ 172,788,531
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $4.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $29,745,867 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2009                                                $ 57,385,763
-----------------------------------------------------------------------------
October 31, 2010                                                  50,812,218
=============================================================================
Total capital loss carryforward                                 $108,197,981
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2005 was $213,603,982 and $267,217,806, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $29,987,919
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (5,977,385)
===============================================================================
Net unrealized appreciation of investment securities              $24,010,534
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $151,738,387.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on October 31, 2005, undistributed net investment income (loss) was increased by $2,741,979, undistributed net realized gain (loss) was decreased by $91 and shares of beneficial interest decreased by $2,741,888. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                       2005 (a)                        2004
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,323,864    $ 22,951,788     3,366,280    $ 31,467,821
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        939,171       8,942,634     1,689,471      15,326,444
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        558,100       5,322,352     1,055,967       9,613,286
----------------------------------------------------------------------------------------------------------------------
  Class R                                                         94,975         956,177        79,652         742,690
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                              --              --         1,085          10,000
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        183,325       1,823,829       287,382       2,711,609
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (190,455)     (1,823,829)     (296,604)     (2,711,609)
======================================================================================================================
Reacquired:
  Class A                                                     (5,163,986)    (51,560,252)   (4,869,016)    (44,602,423)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,416,220)    (23,109,465)   (2,730,826)    (24,426,540)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,144,760)    (10,997,463)   (1,595,627)    (14,297,750)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        (36,049)       (347,873)       (7,765)        (66,595)
======================================================================================================================
                                                              (4,852,035)   $(47,842,102)   (3,020,001)   $(26,233,067)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 8% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)  Institutional Class shares commenced sales on April 30, 2004.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                               2005          2004           2003          2002           2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.08       $  8.92       $   6.54       $  8.58       $  14.38
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.11)(a)     (0.13)(a)      (0.11)(a)     (0.13)(a)      (0.11)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.40          0.29           2.49         (1.91)         (5.69)
===============================================================================================================================
    Total from investment operations                             1.29          0.16           2.38         (2.04)         (5.80)
===============================================================================================================================
Net asset value, end of period                                $ 10.37       $  9.08       $   8.92       $  6.54       $   8.58
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                 14.21%         1.79%         36.39%       (23.78)%       (40.33)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $85,867       $99,262       $108,436       $63,463       $ 94,457
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.71%(c)      1.74%          1.90%         1.83%          1.65%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.77%(c)      1.76%          1.90%         1.83%          1.65%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.09)%(c)    (1.36)%        (1.42)%       (1.49)%        (1.06)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                           114%          167%           211%          185%           173%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $97,609,926.

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS B
                                                              ----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------------
                                                               2005          2004          2003          2002           2001
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.77       $  8.68       $  6.40       $  8.45       $  14.25
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.17)(a)     (0.18)(a)     (0.15)(a)     (0.18)(a)      (0.18)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.35          0.27          2.43         (1.87)         (5.62)
==============================================================================================================================
    Total from investment operations                             1.18          0.09          2.28         (2.05)         (5.80)
==============================================================================================================================
  Net asset value, end of period                              $  9.95       $  8.77       $  8.68       $  6.40       $   8.45
______________________________________________________________________________________________________________________________
==============================================================================================================================
    Total return(b)                                             13.45%         1.04%        35.63%       (24.26)%       (40.70)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
  Net assets, end of period (000s omitted)                    $63,334       $70,421       $81,298       $58,654       $ 81,905
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.40%(c)      2.39%         2.55%         2.48%          2.32%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.46%(c)      2.41%         2.55%         2.48%          2.32%
==============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.78)%(c)    (2.01)%       (2.07)%       (2.14)%        (1.73)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                           114%          167%          211%          185%           173%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $69,299,760.

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS C
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------
                                                               2005          2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.77       $  8.68       $  6.40       $  8.45       $ 14.26
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.17)(a)     (0.18)(a)     (0.15)(a)     (0.18)(a)     (0.18)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.35          0.27          2.43         (1.87)        (5.63)
=============================================================================================================================
    Total from investment operations                             1.18          0.09          2.28         (2.05)        (5.81)
=============================================================================================================================
  Net asset value, end of period                              $  9.95       $  8.77       $  8.68       $  6.40       $  8.45
_____________________________________________________________________________________________________________________________
=============================================================================================================================
    Total return(b)                                             13.45%         1.04%        35.63%       (24.26)%      (40.74)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
  Net assets, end of period (000s omitted)                    $21,969       $24,503       $28,928       $16,404       $23,971
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.40%(c)      2.39%         2.55%         2.48%         2.32%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.46%(c)      2.41%         2.55%         2.48%         2.32%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.78)%(c)    (2.01)%       (2.07)%       (2.14)%       (1.73)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                           114%          167%          211%          185%          173%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $24,290,584.

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    CLASS R
                                                              ----------------------------------------------------
                                                                                                     JUNE 3, 2002
                                                                                                      (DATE SALES
                                                                   YEAR ENDED OCTOBER 31,            COMMENCED) TO
                                                              --------------------------------        OCTOBER 31,
                                                               2005         2004         2003            2002
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.03       $ 8.89       $ 6.54          $  8.73
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.13)(a)    (0.14)(a)    (0.13)(a)        (0.05)(a)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.40         0.28         2.48            (2.14)
==================================================================================================================
    Total from investment operations                            1.27         0.14         2.35            (2.19)
==================================================================================================================
  Net asset value, end of period                              $10.30       $ 9.03       $ 8.89          $  6.54
__________________________________________________________________________________________________________________
==================================================================================================================
    Total return(b)                                            14.06%        1.57%       35.93%          (25.09)%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
  Net assets, end of period (000s omitted)                    $1,607       $  877       $  224          $     7
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.90%(c)     1.89%        2.05%            1.98%(d)
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.96%(c)     1.91%        2.05%            1.98%(d)
==================================================================================================================
Ratio of net investment income (loss) to average net assets    (1.28)%(c)   (1.51)%      (1.57)%          (1.64)%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                          114%         167%         211%             185%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $1,225,992.
(d)  Annualized.

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                    INSTITUTIONAL CLASS
                                                              --------------------------------
                                                                                APRIL 30, 2004
                                                                                 (DATE SALES
                                                                                  COMMENCED)
                                                              YEAR ENDED              TO
                                                              OCTOBER 31,        OCTOBER 31,
                                                                 2005                2004
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 9.11              $ 9.22
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.04)(a)           (0.04)(a)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.42               (0.07)
==============================================================================================
    Total from investment operations                              1.38               (0.11)
==============================================================================================
  Net asset value, end of period                                $10.49              $ 9.11
______________________________________________________________________________________________
==============================================================================================
    Total return(b)                                              15.15%              (1.19)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
  Net assets, end of period (000s omitted)                      $   11              $   10
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.97%(c)            1.20%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.03%(c)            1.28%(d)
______________________________________________________________________________________________
==============================================================================================
Ratio of net investment income (loss) to average net assets      (0.35)%(c)          (0.82)%(d)
==============================================================================================
Portfolio turnover rate                                            114%                167%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $10,944.
(d)  Annualized.

NOTE 14--CHANGE IN INDEPENDENT PUBLIC ACCOUNTING FIRM

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending October 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior fiscal year, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

  E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 15--SUBSEQUENT EVENT

The Board of Trustees of the Trust ("Seller") unanimously approved, on November 14, 2005, an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund ("Selling Fund") a series of Seller, would transfer all of its assets to AIM Dynamics Fund ("Buying Fund"), a series of AIM Stock Funds ("the Reorganization"). Upon closing of the transaction, shareholders of Selling Fund will receive a corresponding class of shares of Buying Fund in exchange for their shares of Selling Fund, and Selling Fund will cease operations.

  The Agreement requires approval of Selling Fund shareholders. The Fund currently intends to submit the Agreement to the shareholders for their consideration at a meeting to be held on or around February 28, 2006. Additional information regarding the Agreement will be included in proxy materials to be mailed to shareholders for consideration. If the Agreement is approved by the shareholders of Selling Fund and certain conditions required by the Agreement are satisfied, the transaction is expected to become effective shortly thereafter.

NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code ss. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor-Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;

    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Equity Funds and Shareholders of
AIM Mid Cap Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Mid Cap Growth Fund (one of the funds constituting AIM Equity Funds, hereafter referred to as the "Fund") at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended October 31, 2004 and the financial highlights for each of the periods ended on or before October 31, 2004 were audited by another independent registered public accounting firm whose report, dated December 15, 2004, expressed an unqualified opinion on those statements.



As described in Note 15, on November 14, 2005, the Board of Trustees of the Fund approved a plan of merger for the Fund with AIM Dynamics Fund. This merger is expected to take place in early 2006 upon the approval of the Fund's shareholders.

/s/ PRICEWATERHOUSECOOPERS LLP

December 19, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2005



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.
   President                                      (financial services holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc. (registered investment advisor);
                                                  Director, A I M Capital Management, Inc.
                                                  (registered investment advisor) and
                                                  A I M Distributors, Inc. (registered
                                                  broker dealer); Director and Chairman,
                                                  AIM Investment Services, Inc.,
                                                  (registered transfer agent); Fund
                                                  Management Company (registered broker
                                                  dealer) and INVESCO Distributors, Inc.
                                                  (registered broker dealer); and Chief
                                                  Executive Officer, AMVESCAP PLC -- AIM
                                                  Division (parent of AIM and a global
                                                  investment management firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); and CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                        (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of October 31, 2005




The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel,                2005           Retired                                    None
   Jr.(3) -- 1944
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc. (financial services holding
   Chief Compliance Officer                       company); Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

(3) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS (UNAUDITED)

The percentage of qualifying assets not subject to the estate tax for the fiscal quarter ended January 31, 2005, April 30, 2005, July 30, 2005 and October 31, 2005 are 8.89%, 6.47%, 4.92%, and 8.90%, respectively.

     DOMESTIC EQUITY                              SECTOR EQUITY                             AIM ALLOCATION SOLUTIONS

AIM Aggressive Growth Fund                   AIM Advantage Health Sciences Fund       AIM Conservative Allocation Fund
AIM Basic Balanced Fund*                     AIM Energy Fund                          AIM Growth Allocation Fund(2)
AIM Basic Value Fund                         AIM Financial Services Fund              AIM Moderate Allocation Fund
AIM Blue Chip Fund                           AIM Global Health Care Fund              AIM Moderate Growth Allocation Fund
AIM Capital Development Fund                 AIM Global Real Estate Fund              AIM Moderately Conservative Allocation Fund
AIM Charter Fund                             AIM Gold & Precious Metals Fund
AIM Constellation Fund                       AIM Leisure Fund                               DIVERSIFIED PORTFOLIOS
AIM Diversified Dividend Fund                AIM Multi-Sector Fund
AIM Dynamics Fund                            AIM Real Estate Fund(1)                  AIM Income Allocation Fund
AIM Large Cap Basic Value Fund               AIM Technology Fund                      AIM International Allocation Fund
AIM Large Cap Growth Fund                    AIM Utilities Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund(1)                   FIXED INCOME
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                     TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund                   AIM Floating Rate Fund
AIM Premier Equity Fund                      AIM High Yield Fund
AIM S&P 500 Index Fund                       AIM Income Fund
AIM Select Equity Fund                       AIM Intermediate Government Fund
AIM Small Cap Equity Fund                    AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund(1)                 AIM Money Market Fund
AIM Small Company Growth Fund                AIM Short Term Bond Fund
AIM Summit Fund                              AIM Total Return Bond Fund
AIM Trimark Endeavor Fund                    Premier Portfolio
AIM Trimark Small Companies Fund             Premier U.S. Government Money Portfolio
AIM Weingarten Fund
                                             TAX-FREE

                                             AIM High Income Municipal Fund(1)
     INTERNATIONAL/GLOBAL EQUITY             AIM Municipal Bond Fund
                                             AIM Tax-Exempt Cash Fund
AIM Asia Pacific Growth Fund                 AIM Tax-Free Intermediate Fund
AIM Developing Markets Fund                  Premier Tax-Exempt Portfolio
AIM European Growth Fund
AIM European Small Company Fund(1)           =======================================================================================
AIM Global Aggressive Growth Fund            CONSIDER THE INVESTMENTS OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Global Equity Fund                       FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Global Growth Fund                       FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
AIM Global Value Fund                        =======================================================================================
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund(1)
AIM Trimark Fund

*Domestic equity and income fund

(1) This fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the fund, please see the appropriate prospectus.

(2) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after January 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of September 30, 2005.

AIMinvestments.com                  MCG-AR-1             A I M Distributors,Inc.

                                     YOUR GOALS. OUR SOLUTIONS. --Registered Trademark--
--------------------------------------------------------------------------------------
Mutual    Retirement    Annuities  College    Separately    Offshore    Cash              [AIM INVESTMENTS LOGO APPEARS HERE]
Funds     Products                 Savings    Managed       Products    Management             --Registered Trademark--
                                   Plans      Accounts
--------------------------------------------------------------------------------------

                                                     AIM SELECT BASIC VALUE FUND
                                Annual Report to Shareholders o October 31, 2005


                                 [COVER IMAGE]


 YOUR GOALS. OUR SOLUTIONS.                  [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                         --Registered Trademark--

AIM SELECT BASIC VALUE FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2005, and is based on total net assets.


ABOUT SHARE CLASSES                          stocks frequently used as a general           the Fund at period end for financial
                                             measure of U.S. stock market                  reporting purposes, and as such, the net
o Class B shares are not available as an     performance.                                  asset values for shareholder transactions
investment for retirement plans                                                            and the returns based on those net asset
maintained pursuant to Section 401 of        o The unmanaged LIPPER MULTI-CAP VALUE        values may differ from the net asset
the Internal Revenue Code, including         FUND INDEX represents an average of the       values and returns reported in the
401(k) plans, money purchase pension         performance of the 30 largest                 Financial Highlights.
plans and profit sharing plans.              multi-capitalization value funds tracked
                                             by Lipper, Inc., an independent mutual        o Industry classifications used in this
PRINCIPAL RISKS OF INVESTING IN THE FUND     fund performance monitor.                     report are generally according to the
                                                                                           Global Industry Classification Standard,
o By concentrating on a small number of      o The unmanaged RUSSELL 1000--Registered      which was developed by and is the
holdings, the Fund carries greater risk      Trademark--VALUE INDEX is a subset of         exclusive property and a service mark of
because each investment has a greater        the unmanaged Russell 1000 Index, which       Morgan Stanley Capital International Inc.
effect on the Fund's overall                 represents the performance of the stocks      and Standard & Poor's.
performance.                                 of large-capitalization companies; the
                                             Value subset measures the performance of      The Fund provides a complete list of its
o Investing in smaller companies             Russell 1000 companies with lower             holdings four times in each fiscal year,
involves greater risk than investing in      price/book ratios and lower forecasted        at the quarter-ends. For the second and
more established companies, such as          growth values.                                fourth quarters, the lists appear in the
business risk, significant stock price                                                     Fund's semiannual and annual reports to
fluctuations and illiquidity.                o The unmanaged MSCI WORLD INDEX is a         shareholders. For the first and third
                                             group of global securities tracked by         quarters, the Fund files the lists with
o The Fund may invest up to 25% of its       Morgan Stanley Capital International.         the Securities and Exchange Commission
assets in the securities of non-U.S.                                                       (SEC) on Form N-Q. The most recent list
issuers. International investing             o The Fund is not managed to track the        of portfolio holdings is available at
presents certain risks not associated        performance of any particular index,          AIMinvestments.com. From our home page,
with investing solely in the United          including the indexes defined here, and       click on Products & Performance, then
States. These include risks relating to      consequently, the performance of the          Mutual Funds, then Fund Overview. Select
fluctuations in the value of the U.S.        Fund may deviate significantly from the       your Fund from the drop-down menu and
dollar relative to the values of other       performance of the indexes.                   click on Complete Quarterly Holdings.
currencies, the custody arrangements                                                       Shareholders can also look up the Fund's
made for the Fund's foreign holdings,        o A direct investment cannot be made in       Forms N-Q on the SEC's Web site at
differences in accounting, political         an index. Unless otherwise indicated,         sec.gov. And copies of the Fund's Forms
risks and the lesser degree of public        index results include reinvested              N-Q may be reviewed and copied at the
information required to be provided by       dividends, and they do not reflect sales      SEC's Public Reference Room at 450 Fifth
non-U.S. companies.                          charges. Performance of an index of           Street, N.W., Washington, D.C. 20549-
                                             funds reflects fund expenses;                 0102. You can obtain information on the
o The values of the convertible              performance of a market index does not.       operation of the Public Reference Room,
securities in which the Fund may invest                                                    including information about duplicating
will be affected by market interest          OTHER INFORMATION                             fee charges, by calling 202-942-8090 or
rates, the risk that the issuer may                                                        800-732-0330, or by electronic request at
default on interest or principal             o Commonality measures the similarity of      the following e-mail address:
payments and the value of the underlying     holdings between two portfolios using         publicinfo@sec.gov. The SEC file numbers
common stock into which these securities     the lowest common percentage method.          for the Fund are 811-01424 and 2-25469.
may be converted. Since these types of       This method compares each security's
convertible securities pay fixed             percentage of total net assets in both        A description of the policies and
interest and dividends, their values may     portfolios and adds the lower                 procedures that the Fund uses to
fall if market interest rates rise and       percentages of the two portfolios to          determine how to vote proxies relating to
rise if market interest rates fall.          determine commonality.                        portfolio securities is available without
Additionally, an issuer may have the                                                       charge, upon request, from our Client
right to buy back certain of the             o The returns shown in management's           Services department at 800-959-4246 or on
convertible securities at a time and at      discussion of Fund performance are based      the AIM Web site, AIMinvestments.com. On
a price that is unfavorable to the Fund.     on net asset values calculated for            the home page, scroll down and click on
                                             shareholder transactions. Generally           AIM Funds Proxy Policy. The information
ABOUT INDEXES USED IN THIS REPORT            accepted accounting principles require        is also available on the Securities and
                                             adjustments to be made to the net assets      Exchange Commission's Web site, sec.gov.
o The unmanaged Standard & Poor's            of
Composite Index of 500 Stocks (the S&P                                                     Information regarding how the Fund voted
500--Registered Trademark--INDEX) is an                                                    proxies related to its portfolio
index of common                                                                            securities during the 12 months ended
                                                                                           June 30,2005, is available at our Web
                                                                                           site. Go to AIMinvestments.com, access
                                                                                           the About Us tab, click on Required
                                                                                           Notices and then click on Proxy Voting
                                                                                           Activity. Next, select the Fund from the
                                                                                           drop-down menu. The information is also
                                                                                           available on the Securities and Exchange
                                                                                           Commission's Web site, sec.gov.

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES
AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

AIMinvestments.com

AIM SELECT BASIC VALUE FUND


                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                    The fiscal year covered by this report was quite good to
                    equity investors. Domestically, the broad-based S&P 500
                    Index returned 8.72%. Globally, Morgan Stanley's MSCI World
                    Index rose 13.27%. Much of this good performance, though,
    [GRAHAM         was attained early in the fiscal year as virtually every
     PHOTO]         equity index declined during October of 2005. Concern about the inflationary potential of rising energy costs was
                    frequently cited as a major cause of market weakness. Within the indexes, there was considerable variability in the
                    performance of different sectors and markets. Domestically, energy sector performance far outpaced that of the
                    other sectors in the S&P 500 Index, reflecting rising oil
 ROBERT H. GRAHAM   and gas prices. Overseas, emerging markets produced
                    more attractive results than did developed markets, at least in part because the emerging markets tend to be more closely tied to the performance of natural resources and commodities.

                         One could make a strong argument for global
                    diversification of a stock portfolio using the performance data for the year ended October 31, 2005. Of course, your financial advisor is the person most qualified to help you decide whether such diversification is appropriate for you.

 [WILLIAMSON             For a discussion of the specific market conditions that
    PHOTO] affected your Fund and how your Fund was managed during the fiscal year, please turn to Page 3.

                    NEW INFORMATION IN THIS REPORT

                    We would like to call your attention to two new elements in this report. First, on Page 2, is a message from Bruce
MARK H. WILLIAMSON  Crockett, the independent Chair of the Board of Trustees of the AIM Funds. Mr. Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair in October 2004.

                         Mr. Crockett plans to keep AIM shareholders informed of
                    the work of the Board regularly via letters in the Fund reports. We certainly think this is a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                         One of the most important decisions the Board makes
                    each year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 8 and 9.

                         Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                         We at AIM remain committed to building solutions to
                    help you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.


                    Sincerely,

                    /s/ ROBERT H. GRAHAM               /s/ MARK H. WILLIAMSON

                    Robert H. Graham                   Mark H. Williamson
                    President & Vice Chair,            President,
                    AIM Funds                          A I M Advisors, Inc.

                    December 15, 2005

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM SELECT BASIC VALUE FUND


                    DEAR AIM FUNDS SHAREHOLDERS:

                    As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.

    [CROCKETT            At our most recent meeting in June 2005, your Board
      PHOTO]        approved voluntary fee reductions from A I M Advisors, Inc.
                    (AIM) that save shareholders approximately $20.8 million annually, based on asset levels as of March 31, 2005. The majority of these expense reductions, which took effect July 1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A and A3 shares of those AIM Funds that previously charged these fees at a higher rate.

                         Our June meeting, which was the culmination of more
    BRUCE L.        than two and one-half months of review and discussions, took
    CROCKETT        place over a three-day period. The meeting included your
                    Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products &
                    Performance" and click on "Investment Advisory Agreement
                    Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 8 and
                    9. I encourage you to review it.

                         Together with monitoring fund expenses, fund
                    performance is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                         Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 13 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                         At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                         Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.

                    Sincerely,

                    /s/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    December 15, 2005

AIM SELECT BASIC VALUE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                                                                                               Both companies rallied in the
                                                                                           current period in response to the
                                                                                           progress made in the industry's ongoing
                                                                                           transition to a fee-for-service
====================================================================================       platform, a move that will substantially
PERFORMANCE SUMMARY                                                                        reduce their exposure to the inherent
                                             =======================================       volatility of drug pricing.
Class A shares of AIM Select Basic Value     FUND VS. INDEXES
Fund trailed both the S&P 500 Index as                                                     Energy holdings TRANSOCEAN and PRIDE
well as our style-specific benchmark,        TOTAL RETURNS, 10/31/04-10/31/05, EXCLUDING   INTERNATIONAL, which provide contract
the Russell 1000 Value Index, for the        APPLICABLE SALES CHARGES. IF SALES            drilling equipment to primarily offshore
fiscal year ended October 31, 2005. The      CHARGES WERE INCLUDED, RETURNS WOULD BE       markets, each rose more than 50% in the
Fund also trailed its peers as measured      LOWER.                                        period as oil and natural gas prices
by the Lipper Multi-Cap Value Fund                                                         reached new highs in the wake of
Index. Longer-term Fund performance          Class A Shares                    7.15%       hurricane-related supply disruptions
information appears on Pages 6 and 7.        Class B Shares                    7.15        along the U.S. Gulf Coast.
                                             Class C Shares                    7.15
   We underperformed both the S&P 500        S&P 500 Index                                     FANNIE MAE was the most significant
Index and the Russell 1000 Value Index       (Broad Market Index)              8.72        detractor from Fund performance in the
for largely the same reasons. The Fund       Russell 1000 Value Index                      period, but little has changed since our
experienced poor relative returns in         (Style-specific Index)           11.86        mid-year commentary. The company
several sectors, most notably                Lipper Multi-Cap Value Fund Index             continues the arduous process of
financials, information technology and       (Peer Group Index)               11.14        restating its historical results, caused
industrials. The absence of any holdings                                                   by a change in the interpretation of
in the utilities sector, one of the best     SOURCE: LIPPER, INC.                          accounting standards. We continue to
performing sectors of the market, also       =======================================       believe that Fannie Mae's estimated
contributed to underperformance. We have                                                   intrinsic value will be driven by future
                                             chosen to invest in other investments         regulatory capital requirements and not
                                             outside the sector that offer more            the non-economic impact of accounting
                                             compelling upside opportunities but with      restatements. And based on a variety of
                                             lower investment risk.                        existing capital standards, we believe
=====================================================================================      that Fannie Mae continues to be an
CURRENT PERIOD ANALYSIS                                                                    attractive investment opportunity.

The U.S. economy continued to expand         the period, but health care stocks made the       Fund performance was also negatively
throughout the fiscal year, with             greatest contribution to overall fund         impacted by our holdings in BROOKS
corporate profits generally improving        perform ance due to the success of our        AUTOMATION, TYCO INTERNATIONAL and
amidst a backdrop of rising short-term       diversified investments in drug               PFIZER. Brooks Automation was a recent
interest rates and record high oil and       distributors, health maintenance              addition to the Fund, and as is often
natural gas prices. The threat of            organizations and hospitals.                  the case, our initial purchases have
hurricanes, surging gasoline prices and                                                    proven to be a little early. Brooks
the ongoing fear of a housing bubble            Health care holdings WELLPOINT, MCKESSON   mainly serves the semiconductor
seemed to dominate the popular press,        and CARDINAL HEALTH were among the biggest    manufacturing industry, and at the
but not even the combined effect of          contributors to Fund performance. The         moment, demand remains sluggish for the
these events could stop the broad equity     performance of pharmaceutical                 company's automation tools and software.
market from achieving strong                 distributors McKesson and Cardinal            Still, we recognize that such demand is
single-digit returns.                        Health was in sharp contrast to the           cyclical. We also believe that new
                                             prior fiscal period in which both stocks      products will have higher margins that
    The energy sector posted the biggest     suffered double-digit declines.               should increase the company's overall
gains in                                                                                   profitability
                                                                                                                         (continued)

=======================================      ===========================================   =========================================
PORTFOLIO COMPOSITION                        TOP 5 INDUSTRIES*                             TOP 10 EQUITY HOLDINGS*
By sector
                                             1. Health Care Distributors             9.4%  1. Cardinal Health,Inc.             6.5%
              [PIE CHART]                    2. Pharmaceuticals                      8.1   2. WellPoint, Inc.                  4.6
Health Care                       24.3%      3. Other Diversified Financial Services 7.6   3. Computer Associates
Financials                        21.1%      4. Thrifts & Mortgage Finance           6.4      International,Inc.               4.2
Consumer Discretionary            14.5%      5. Oil & Gas Drilling                   6.3   4. Tyco International Ltd.          4.1
Information Technology            11.8%                                                    5. Sanofi-Aventis (France)          4.1
Industrials                       11.7%                                                    6. JPMorgan Chase & Co.             4.0
Energy                             8.4%      TOTAL NET ASSETS               $1.4 MILLION   7. Merrill Lynch & Co., Inc.        3.8
Consumer Staples                   5.2%                                                    8. Citigroup Inc.                   3.7
Materials                          2.1%      TOTAL NUMBER OF HOLDINGS*                35   9. Fannie Mae                       3.5
Money Market Funds Plus                                                                   10. Transocean Inc.                  3.4
Other Assets Less Liabilities      0.9%

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.
=======================================      ===========================================   =========================================

AIM SELECT BASIC VALUE FUND

Additionally, we believe the company is      we have little portfolio commonality with                        BRET W. STANLEY,
well positioned to benefit from secular      popular benchmarks and most of our peers.          [STANLEY      Chartered Financial
trends toward increased automation and       Third, short-term relative performance              PHOTO]       Analyst, senior
greater outsourcing by manufacturers of      will differ from the benchmarks and have                         portfolio manager, is
semiconductor products.                      little information value simply because we                       lead portfolio manager
                                             don't own the exact same stocks (low         of AIM Select Basic Value Fund and the
   Tyco was one of your Fund's best          commonality).                                head of AIM's Value Investment Management
performing stocks in both 2003 and 2004,                                                  Unit. Prior to joining AIM in 1998, Mr.
posting significant gains from the lows      PORTFOLIO ASSESSMENT                         Stanley served as a vice president and
reached over three years ago. The company                                                 portfolio manager and managed growth and
has clearly emerged from an accounting       We believe the single most important         income, equity income and value
scandal that dates back to 2002, and we      indicator of the way AIM Select Basic        portfolios. He began his investment career
reduced our holdings as the stock moved      Value Fund is positioned for potential       in 1988. Mr. Stanley received a B.B.A. in
substantially higher. However, the stock     success is not our historical investment     finance from The University of Texas at
later fell as the pace of both sales and     results or popular statistical measures,     Austin and an M.S. in finance from the
operating improvement began to moderate.     but rather the portfolio's estimated         University of Houston.
While we are disappointed in recent          intrinsic value. Since we can estimate the
results, the ongoing turnaround of this      intrinsic value of each holding in the                           R. CANON COLEMAN II,
company remains intact and we believe the    portfolio, we can also estimate the              [COLEMAN II     Chartered Financial
stock represents one of the more             intrinsic value of the entire Fund. The            PHOTO]        Analyst, portfolio
compelling opportunities in the portfolio.   difference between market price and                              manager, is manager of
                                             estimated intrinsic value is about average                       AIM Select Basic Value
   We made several changes to the            for your Fund for the past few years.        Fund. He joined AMVESCAP in 1999 in its
portfolio since the last update we           However, we believe this estimated           corporate associate rotation program,
provided in the Fund's semiannual report.    intrinsic value content is significantly     working with fund managers throughout
We sold our remaining shares in STARWOOD     greater than what is available in the        AMVESCAP before joining AIM in 2000. He
HOTELS & RESORTS, IMS HEALTH, HONEYWELL      market. While there is no assurance that     previously worked as a CPA. Mr. Coleman
and CERIDIAN CORPORATION. In addition to     market value will ever reflect our           earned a B.S. and an M.S. in accounting
Brooks Automation, we also initiated new     estimate of portfolio intrinsic value, as    from the University of Florida. He also
positions in computer printer maker          managers we believe this provides the best   has an M.B.A. from the Wharton School at
Lexmark and CEMEX, a global leader in the    indication that your Fund is positioned to   the University of Pennsylvania.
production of aggregates, cement and         potentially achieve its objective of
ready-mix concrete. It's recent              long-term growth of capital.                                     MATTHEW W.
acquisition of UK-based RMC Group doubled                                                     [SEINSHEIMER    SEINSHEIMER, Chartered
CEMEX's sales while providing significant    IN CLOSING                                          PHOTO]       Financial Analyst,
cost savings and complementary product                                                                        senior portfolio
lines for the combined entity.               While results in the period trailed those                        manager, is manager of
Additionally, the industry continues to      of our peers, we know that normal market     AIM Select Basic Value Fund. He began his
benefit from global growth trends as well    volatility limits our ability to measure     investment career in 1992 as a
as the structural advantages related to      success over short periods of time. Over     fixed-income trader. He later served as a
the cement business, where new capacity      longer periods, though, we have              portfolio manager on both fixed-income and
has proven difficult to build and            demonstrated the potential to turn market    equity portfolios. Mr. Seinsheimer joined
transportation issues typically limit        volatility and investor overreaction into    AIM as a senior analyst in 1998 and
trade to regional markets.                   capital appreciation. As always, we          assumed his current responsibilities in
                                             continued to work hard on your behalf, and   2000. He received a B.B.A. from Southern
INVESTMENT PROCESS AND EVALUATION            we thank you for your investment and for     Methodist University and an M.B.A. from
                                             sharing our long-term horizon.               The University of Texas at Austin.
We seek to create wealth by maintaining a
long-term investment horizon and investing   The views and opinions expressed in                              MICHAEL J. SIMON,
in companies that are selling at a           management's discussion of Fund                     [SIMON       Chartered Financial
significant discount to their estimated      performance are those of A I M Advisors,            PHOTO]       Analyst, senior
intrinsic value--a value that is based on    Inc. These views and opinions are subject                        portfolio manager, is
the future cash flows generated by the       to change at any time based on factors                           manager of AIM Select
business. The Fund's philosophy is based     such as market and economic conditions.      Basic Value Fund. He joined AIM in 2001.
on two elements that we believe have         These views and opinions may not be relied   Prior to joining AIM, Mr. Simon worked as
extensive empirical evidence:                upon as investment advice or                 a vice president, equity analyst and
                                             recommendations, or as an offer for a        portfolio manager. Mr. Simon, who began
o companies have a measurable estimated      particular security. The information is      his investment career in 1989, received a
intrinsic value. Importantly, this fair      not a complete analysis of every aspect of   B.B.A. in finance from Texas Christian
value is independent of the company's        any market, country, industry, security or   University and an M.B.A. from the
stock price                                  the Fund. Statements of fact are from        University of Chicago. Mr. Simon has
                                             sources considered reliable, but A I M       served as Occasional Faculty in the
o market prices are more volatile than       Advisors, Inc. makes no representation or    Finance and Decision Sciences Department
business values, partly because investors    warranty as to their completeness or         of Texas Christian University's M.J.
regularly overreact to negative news         accuracy. Although historical performance    Neeley School of Business.
                                             is no guarantee of future results, these
   Since our application of this strategy    insights may help you understand our         Assisted by the Basic Value Team
is highly disciplined and relatively         investment management philosophy.
unique, it is important to understand the                                                            [RIGHT ARROW GRAPHIC]
benefits and limitations of our process.      For further information about your Fund,
First, the investment strategy is intended         its expenses and its long-term         FOR A PRESENTATION OF YOUR FUND'S
to preserve your capital while growing it        performance, please turn the page.       LONG-TERM PERFORMANCE, PLEASE SEE PAGES 6
at above-market rates over the long term.                                                 AND 7.
Second,

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      with the amount you invested, to estimate       The hypothetical account values and
                                             the expenses that you paid over the          expenses may not be used to estimate the
As a shareholder of the Fund, you incur      period. Simply divide your account value     actual ending account balance or expenses
two types of costs: (1) transaction costs,   by $1,000 (for example, an $8,600 account    you paid for the period. You may use this
which may include sales charges (loads) on   value divided by $1,000 = 8.6), then         information to compare the ongoing costs
purchase payments; contingent deferred       multiply the result by the number in the     of investing in the Fund and other funds.
sales charges on redemptions; and            table under the heading entitled "Actual     To do so, compare this 5% hypothetical
redemption fees, if any; and (2) ongoing     Expenses Paid During Period" to estimate     example with the 5% hypothetical examples
costs, including management fees;            the expenses you paid on your account        that appear in the shareholder reports of
distribution and/or service fees (12b-1);    during this period.                          the other funds.
and other Fund expenses. This example is
intended to help you understand your                                                         Please note that the expenses shown in
ongoing costs (in dollars) of investing in   HYPOTHETICAL EXAMPLE FOR                     the table are meant to highlight your
the Fund and to compare these costs with     COMPARISON PURPOSES                          ongoing costs only and do not reflect any
ongoing costs of investing in other mutual                                                transactional costs, such as sales charges
funds. The example is based on an            The table below also provides information    (loads) on purchase payments, contingent
investment of $1,000 invested at the         about hypothetical account values and        deferred sales charges on redemptions, and
beginning of the period and held for the     hypothetical expenses based on the Fund's    redemption fees, if any. Therefore, the
entire period May 1, 2005, through October   actual expense ratio and an assumed rate     hypothetical information is useful in
31, 2005.                                    of return of 5% per year before expenses,    comparing ongoing costs only, and will not
                                             which is not the Fund's actual return. The   help you determine the relative total
ACTUAL EXPENSES                              Fund's actual cumulative total returns at    costs of owning different funds. In
                                             net asset value after expenses for the six   addition, if these transactional costs
The table below provides information about   months ended October 31, 2005, appear in     were included, your costs would have been
actual account values and actual expenses.   the table "Cumulative Total Returns" on      higher.
You may use the information in this table,   Page 7.
together

====================================================================================================================================

                                                         ACTUAL                                   HYPOTHETICAL
                                                                                       (5% ANNUAL RETURN BEFORE EXPENSES)

                       BEGINNING             ENDING               EXPENSES         ENDING            EXPENSES        ANNUALIZED
SHARE                ACCOUNT VALUE        ACCOUNT VALUE          PAID DURING    ACCOUNT VALUE       PAID DURING        EXPENSE
CLASS                  (5/01/05)          (10/31/05)(1)           PERIOD(2)       (10/31/05)         PERIOD(2)          RATIO
  A                    $1,000.00            $1,025.40              $9.04          $1,016.28           $9.00              1.77%
  B                     1,000.00             1,025.40               9.04           1,016.28            9.00              1.77
  C                     1,000.00             1,025.40               9.04           1,016.28            9.00              1.77

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2005, through October 31,
    2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================


                                               [ARROW
                                               BUTTON For More Information Visit
                                               IMAGE]   AIMinvestments.com

AIM SELECT BASIC VALUE FUND


YOUR FUND'S LONG-TERM PERFORMANCE


RESULTS OF A $10,000 INVESTMENT

FUND DATA FROM 8/30/02, INDEX DATA FROM 8/31/02

                                                          [MOUNTAIN CHART]


             AIM SELECT BASIC       AIM SELECT BASIC      AIM SELECT BASIC
                VALUE FUND-            VALUE FUND-           VALUE FUND-         LIPPER MULTI-CAP       RUSSELL 1000      S&P 500
DATE          CLASS A SHARES         CLASS B SHARES        CLASS C SHARES        VALUE FUND INDEX        VALUE INDEX       INDEX

8/30/02           $ 9450                 $10000                $10000
   8/02             9450                  10000                 10000                $10000                $10000          $10000
   9/02             7995                   8460                  8460                  8916                  8888            8914
  10/02             8628                   9130                  9130                  9393                  9547            9698
  11/02             9393                   9940                  9940                 10093                 10148           10268
  12/02             8807                   9320                  9320                  9647                  9707            9665
   1/03             8597                   9097                  9097                  9449                  9472            9413
   2/03             8233                   8712                  8712                  9206                  9220            9271
   3/03             8252                   8732                  8732                  9241                  9235            9361
   4/03             9036                   9562                  9562                 10044                 10048           10132
   5/03            10078                  10664                 10664                 10883                 10697           10665
   6/03            10259                  10856                 10856                 10963                 10830           10801
   7/03            10584                  11200                 11200                 11114                 10992           10992
   8/03            10871                  11504                 11504                 11462                 11163           11206
   9/03            10680                  11301                 11301                 11330                 11054           11087
  10/03            11139                  11787                 11787                 11954                 11730           11714
  11/03            11378                  12041                 12041                 12209                 11890           11817
  12/03            12058                  12759                 12759                 12810                 12622           12436
   1/04            12182                  12891                 12891                 13081                 12844           12664
   2/04            12421                  13144                 13144                 13330                 13120           12840
   3/04            12449                  13174                 13174                 13213                 13005           12647
   4/04            12373                  13093                 13093                 12970                 12687           12448
   5/04            12412                  13134                 13134                 13031                 12816           12619
   6/04            12698                  13437                 13437                 13399                 13119           12864
   7/04            11953                  12649                 12649                 13016                 12934           12438
   8/04            11867                  12558                 12558                 13061                 13118           12488
   9/04            11982                  12679                 12679                 13325                 13322           12624
  10/04            12068                  12771                 12771                 13500                 13543           12816
  11/04            12756                  13499                 13499                 14207                 14228           13335
  12/04            13342                  14118                 14118                 14720                 14704           13788
   1/05            13082                  13843                 13843                 14400                 14443           13452
   2/05            13232                  14002                 14002                 14780                 14922           13735
   3/05            12912                  13663                 13663                 14570                 14717           13492
   4/05            12611                  13345                 13345                 14222                 14454           13237
   5/05            12951                  13705                 13705                 14685                 14802           13657
   6/05            13152                  13918                 13918                 14865                 14964           13677
   7/05            13573                  14363                 14363                 15367                 15330           14056
   8/05            13273                  14046                 14046                 15253                 15545           14170
   9/05            13262                  14034                 14034                 15381                 15545           14170
  10/05           $12933                 $13483                $13683                $15004                $15150          $13933
====================================================================================================================================
                                                                                                                Source: Lipper, Inc.

The data shown in the chart include          reflect sales charges. Performance of an
reinvested distributions, applicable sales   index of funds reflects fund expenses and
charges, Fund expenses and management        management fees; performance of a market
fees. Results for Class B shares are         index does not. Performance shown in the
calculated as if a hypothetical              chart and table(s) does not reflect
shareholder had liquidated his entire        deduction of taxes a shareholder would pay
investment in the Fund at the close of the   on Fund distributions or sale of Fund
reporting period and paid the applicable     shares. Performance of the indexes does
contingent deferred sales charges. Index     not reflect the effects of taxes.
results include reinvested dividends, but
they do not

AIM SELECT BASIC VALUE FUND

==========================================   ==========================================   ==========================================

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 CUMULATIVE TOTAL RETURNS

As of 10/31/05, including applicable sales   As of 9/30/05, most recent calendar          6 months ended 10/31/05, excluding
charges                                      quarter-end, including applicable sales      applicable sales charges
                                             charges
CLASS A SHARES                                                                            Class A Shares                       2.54%
Inception (8/30/02)                  8.45%   CLASS A SHARES                               Class B Shares                       2.54
 1 Year                              1.29    Inception (8/30/02)                  9.59%   Class C Shares                       2.54
                                              1 Year                              4.59
CLASS B SHARES                                                                            ==========================================
Inception (8/30/02)                  9.89%   CLASS B SHARES
 1 Year                              2.15    Inception (8/30/02)                 11.09%
                                              1 Year                              5.68
CLASS C SHARES
Inception (8/30/02)                 10.40%   CLASS C SHARES
 1 Year                              6.15    Inception (8/30/02)                 11.61%
                                              1 Year                              9.68

==========================================   ==========================================

THE PERFORMANCE DATA QUOTED REPRESENT PAST      CLASS A SHARE PERFORMANCE REFLECTS THE       THE PERFORMANCE OF THE FUND'S SHARE
PERFORMANCE AND CANNOT GUARANTEE             MAXIMUM 5.50% SALES CHARGE, AND CLASS B      CLASSES WILL DIFFER DUE TO DIFFERENT SALES
COMPARABLE FUTURE RESULTS; CURRENT           AND CLASS C SHARE PERFORMANCE REFLECTS THE   CHARGE STRUCTURES AND CLASS EXPENSES.
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   APPLICABLE CONTINGENT DEFERRED SALES
VISIT AIMinvestments.com FOR THE MOST        CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE      HAD THE ADVISOR AND/OR DISTRIBUTOR NOT
RECENT MONTH-END PERFORMANCE. PERFORMANCE    CDSC ON CLASS B SHARES DECLINES FROM 5%      WAIVED FEES AND/OR REIMBURSED EXPENSES,
FIGURES REFLECT REINVESTED DISTRIBUTIONS,    BEGINNING AT THE TIME OF PURCHASE TO 0% AT   PERFORMANCE WOULD HAVE BEEN LOWER.
CHANGES IN NET ASSET VALUE AND THE EFFECT    THE BEGINNING OF THE SEVENTH YEAR. THE
OF THE MAXIMUM SALES CHARGE UNLESS           CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
OTHERWISE STATED. INVESTMENT RETURN AND      YEAR AFTER PURCHASE.
PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU
MAY HAVE A GAIN OR LOSS WHEN YOU SELL
SHARES.

AIM SELECT BASIC VALUE FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION


The Board of Trustees of AIM Equity Funds    o The quality of services to be provided     o Fees relative to those of clients of AIM
(the "Board") oversees the management of     by AIM. The Board reviewed the credentials   with comparable investment strategies. The
AIM Select Basic Value Fund (the "Fund")     and experience of the officers and           Board noted that AIM does not serve as an
and, as required by law, determines          employees of AIM who will provide            advisor to other mutual funds or other
annually whether to approve the              investment advisory services to the Fund.    clients with investment strategies
continuance of the Fund's advisory           In reviewing the qualifications of AIM to    comparable to those of the Fund.
agreement with A I M Advisors, Inc.          provide investment advisory services, the
("AIM"). Based upon the recommendation of    Board reviewed the qualifications of AIM's   o Fees relative to those of comparable
the Investments Committee of the Board,      investment personnel and considered such     funds with other advisors. The Board
which is comprised solely of independent     issues as AIM's portfolio and product        reviewed the advisory fee rate for the
trustees, at a meeting held on June 30,      review process, various back office          Fund under the Advisory Agreement. The
2005, the Board, including all of the        support functions provided by AIM and        Board compared effective contractual
independent trustees, approved the           AIM's equity and fixed income trading        advisory fee rates at a common asset level
continuance of the advisory agreement (the   operations. Based on the review of these     and noted that the Fund's rate was
"Advisory Agreement") between the Fund and   and other factors, the Board concluded       comparable to the median rate of the funds
AIM for another year, effective July 1,      that the quality of services to be           advised by other advisors with investment
2005.                                        provided by AIM was appropriate and that     strategies comparable to those of the Fund
                                             AIM currently is providing satisfactory      that the Board reviewed. The Board noted
   The Board considered the factors          services in accordance with the terms of     that AIM has agreed to waive fees and to
discussed below in evaluating the fairness   the Advisory Agreement.                      limit the Fund's total operating expenses,
and reasonableness of the Advisory                                                        as discussed below. The Board also noted
Agreement at the meeting on June 30, 2005    o The performance of the Fund relative to    that the Fund is currently in incubation
and as part of the Board's ongoing           comparable funds. The Board reviewed the     and has no public shareholders. Based on
oversight of the Fund. In their              performance of the Fund during the past      this review, the Board concluded that the
deliberations, the Board and the             one year ended March 31, 2005 against the    advisory fee rate for the Fund under the
independent trustees did not identify any    performance of funds advised by other        Advisory Agreement was fair and
particular factor that was controlling,      advisors with investment strategies          reasonable.
and each trustee attributed different        comparable to those of the Fund. The Board
weights to the various factors.              noted that the Fund's performance in         o Expense limitations and fee waivers. The
                                             period was below the median performance of   Board noted that AIM has contractually
   One of the responsibilities of the        such comparable funds. The Board noted       agreed to waive advisory fees of the Fund
Senior Officer of the Fund, who is           that, because the Fund has recently          through June 30, 2006 to the extent
independent of AIM and AIM's affiliates,     commenced operations, comparative            necessary so that the advisory fees
is to manage the process by which the        performance information was only available   payable by the Fund do not exceed a
Fund's proposed management fees are          for one year and that more time was needed   specified maximum advisory fee rate, which
negotiated to ensure that they are           to adequately assess whether the Fund was    maximum rate includes breakpoints and is
negotiated in a manner which is at arm's     under-performing. Based on this review,      based on net asset levels. The Board
length and reasonable. To that end, the      the Board concluded that no changes should   considered the contractual nature of this
Senior Officer must either supervise a       be made to the Fund and that it was not      fee waiver and noted that it remains in
competitive bidding process or prepare an    necessary to change the Fund's portfolio     effect until June 30, 2006. The Board also
independent written evaluation. The Senior   management team at this time.                noted that AIM has voluntarily agreed to
Officer has recommended an independent                                                    waive fees and/or limit expenses of the
written evaluation in lieu of a              o The performance of the Fund relative to    Fund in an amount necessary to limit total
competitive bidding process and, upon the    indices. The Board reviewed the              annual operating expenses to a specified
direction of the Board, has prepared such    performance of the Fund during the past      percentage of average daily net assets for
an independent written evaluation. Such      year ended March 31, 2005 against the        each class of the Fund. The Board
written evaluation also considered certain   performance of the Lipper Multi-Cap Value    considered the voluntary nature of this
of the factors discussed below. In           Index. The Board noted that the Fund's       fee waiver/expense limitation and noted
addition, as discussed below, the Senior     performance in such period was below the     that it can be terminated at any time by
Officer made certain recommendations to      performance of such Index. The Board noted   AIM without further notice to investors.
the Board in connection with such written    that, because the Fund has recently          The Board also noted that the Fund is
evaluation.                                  commenced operations, comparative            currently in incubation and has no public
                                             performance information was only available   shareholders. The Board considered the
   The discussion below serves as a          for one year and that more time was needed   effect these fee waivers/expense
summary of the Senior Officer's              to adequately assess whether the Fund was    limitations would have on the Fund's
independent written evaluation and           under-performing. Based on this review,      estimated expenses and concluded that the
recommendations to the Board in connection   the Board concluded that no changes should   levels of fee waivers/expense limitations
therewith, as well as a discussion of the    be made to the Fund and that it was not      for the Fund were fair and reasonable.
material factors and the conclusions with    necessary to change the Fund's portfolio
respect thereto that formed the basis for    management team at this time.                o Breakpoints and economies of scale. The
the Board's approval of the Advisory                                                      Board reviewed the structure of the Fund's
Agreement. After consideration of all of     o Meeting with the Fund's portfolio          advisory fee under the Advisory Agreement,
the factors below and based on its           managers and investment personnel. With      noting that it includes two breakpoints.
informed business judgment, the Board        respect to the Fund, the Board is meeting    The Board reviewed the level of the Fund's
determined that the Advisory Agreement is    periodically with such Fund's portfolio      advisory fees, and noted that such fees,
in the best interests of the Fund and its    managers and/or other investment personnel   as a percentage of the Fund's net assets,
shareholders and that the compensation to    and believes that such individuals are       would decrease as net assets increase
AIM under the Advisory Agreement is fair     competent and able to continue to carry      because the Advisory Agreement includes
and reasonable and would have been           out their responsibilities under the         breakpoints. The Board noted that, due to
obtained through arm's length                Advisory Agreement.                          the Fund's current asset levels and the
negotiations.                                                                             way in which the advisory fee breakpoints
                                             o Overall performance of AIM. The Board      have been structured, the Fund has yet to
o The nature and extent of the advisory      considered the overall performance of AIM    benefit from the breakpoints. The Board
services to be provided by AIM. The Board    in providing investment advisory and         noted that AIM has contractually agreed to
reviewed the services to be provided by      portfolio administrative services to the     waive advisory fees of the Fund through
AIM under the Advisory Agreement. Based on   Fund and concluded that such performance     June 30, 2006 to the extent necessary so
such review, the Board concluded that the    was satisfactory.                            that the advisory fees payable by the Fund
range of services to be provided by AIM                                                   do not exceed a specified
under the Advisory Agreement was
appropriate and that AIM currently is
providing services in accordance with the
terms of the Advisory Agreement.                                                                                         (continued)

AIM SELECT BASIC VALUE FUND


maximum advisory fee rate, which maximum     o Profitability of AIM and its affiliates.   o Other factors and current trends. In
rate includes breakpoints and is based on    The Board reviewed information concerning    determining whether to continue the
net asset levels. The Board concluded that   the profitability of AIM's (and its          Advisory Agreement for the Fund, the Board
the Fund's fee levels under the Advisory     affiliates') investment advisory and other   considered the fact that AIM, along with
Agreement therefore would reflect            activities and its financial condition.      others in the mutual fund industry, is
economies of scale at higher asset levels    The Board considered the overall             subject to regulatory inquiries and
and that it was not necessary to change      profitability of AIM, as well as the         litigation related to a wide range of
the advisory fee breakpoints in the Fund's   profitability of AIM in connection with      issues. The Board also considered the
advisory fee schedule.                       managing the Fund. The Board noted that      governance and compliance reforms being
                                             AIM's operations remain profitable,          undertaken by AIM and its affiliates,
o Investments in affiliated money market     although increased expenses in recent        including maintaining an internal controls
funds. The Board also took into account      years have reduced AIM's profitability.      committee and retaining an independent
the fact that uninvested cash and cash       Based on the review of the profitability     compliance consultant, and the fact that
collateral from securities lending           of AIM's and its affiliates' investment      AIM has undertaken to cause the Fund to
arrangements (collectively, "cash            advisory and other activities and its        operate in accordance with certain
balances") of the Fund may be invested in    financial condition, the Board concluded     governance policies and practices. The
money market funds advised by AIM pursuant   that the compensation to be paid by the      Board concluded that these actions
to the terms of an SEC exemptive order.      Fund to AIM under its Advisory Agreement     indicated a good faith effort on the part
The Board found that the Fund may realize    was not excessive.                           of AIM to adhere to the highest ethical
certain benefits upon investing cash                                                      standards, and determined that the current
balances in AIM advised money market         o Benefits of soft dollars to AIM. The       regulatory and litigation environment to
funds, including a higher net return,        Board considered the benefits realized by    which AIM is subject should not prevent
increased liquidity, increased               AIM as a result of brokerage transactions    the Board from continuing the Advisory
diversification or decreased transaction     executed through "soft dollar"               Agreement for the Fund.
costs. The Board also found that the Fund    arrangements. Under these arrangements,
will not receive reduced services if it      brokerage commissions paid by the Fund
invests its cash balances in such money      and/or other funds advised by AIM are used
market funds. The Board noted that, to the   to pay for research and execution
extent the Fund invests in affiliated        services. This research is used by AIM in
money market funds, AIM has voluntarily      making investment decisions for the Fund.
agreed to waive a portion of the advisory    The Board concluded that such arrangements
fees it receives from the Fund               were appropriate.
attributable to such investment. The Board
further determined that the proposed         o AIM's financial soundness in light of
securities lending program and related       the Fund's needs. The Board considered
procedures with respect to the lending       whether AIM is financially sound and has
Fund is in the best interests of the         the resources necessary to perform its
lending Fund and its respective              obligations under the Advisory Agreement,
shareholders. The Board therefore            and concluded that AIM has the financial
concluded that the investment of cash        resources necessary to fulfill its
collateral received in connection with the   obligations under the Advisory Agreement.
securities lending program in the money
market funds according to the procedures     o Historical relationship between the Fund
is in the best interests of the lending      and AIM. In determining whether to
Fund and its respective shareholders.        continue the Advisory Agreement for the
                                             Fund, the Board also considered the prior
o Independent written evaluation and         relationship between AIM and the Fund, as
recommendations of the Fund's Senior         well as the Board's knowledge of AIM's
Officer. The Board noted that, upon their    operations, and concluded that it was
direction, the Senior Officer of the Fund,   beneficial to maintain the current
who is independent of AIM and AIM's          relationship, in part, because of such
affiliates, had prepared an independent      knowledge. The Board also reviewed the
written evaluation in order to assist the    general nature of the non-investment
Board in determining the reasonableness of   advisory services currently performed by
the proposed management fees of the AIM      AIM and its affiliates, such as
Funds, including the Fund. The Board noted   administrative, transfer agency and
that the Senior Officer's written            distribution services, and the fees
evaluation had been relied upon by the       received by AIM and its affiliates for
Board in this regard in lieu of a            performing such services. In addition to
competitive bidding process. In              reviewing such services, the trustees also
determining whether to continue the          considered the organizational structure
Advisory Agreement for the Fund, the Board   employed by AIM and its affiliates to
considered the Senior Officer's written      provide those services. Based on the
evaluation and the recommendation made by    review of these and other factors, the
the Senior Officer to the Board that the     Board concluded that AIM and its
Board consider implementing a process to     affiliates were qualified to continue to
assist them in more closely monitoring the   provide non-investment advisory services
performance of the AIM Funds. The Board      to the Fund, including administrative,
concluded that it would be advisable to      transfer agency and distribution services,
implement such a process as soon as          and that AIM and its affiliates currently
reasonably practicable.                      are providing satisfactory non-investment
                                             advisory services.

SCHEDULE OF INVESTMENTS
October 31, 2005


                                                                                SHARES                         VALUE
===========================================================================================================================
COMMON STOCKS & OTHER EQUITY INTERESTS --99.10%
ADVERTISING--4.92%
Interpublic Group of Cos., Inc. (The)                        (a)                      2,500             $           25,825
---------------------------------------------------------------------------------------------------------------------------
Omnicom Group Inc.                                                                      500                         41,480
===========================================================================================================================
                                                                                                                    67,305
===========================================================================================================================

APPAREL RETAIL--2.02%
Gap, Inc. (The)                                                                       1,600                         27,648
===========================================================================================================================

BREWERS--1.47%
Molson Coors Brewing Co.-Class B                                                        325                         20,052
===========================================================================================================================

BUILDING PRODUCTS--2.08%
American Standard Cos. Inc.                                                             750                         28,530
===========================================================================================================================

COMPUTER STORAGE & PERIPHERALS--0.61%
Lexmark International, Inc.-Class A                          (a)                        200                          8,304
===========================================================================================================================

CONSTRUCTION MATERIALS--2.05%
Cemex S.A. de C.V.-ADR (Mexico)                                                         538                         28,014
===========================================================================================================================

DATA PROCESSING & OUTSOURCED SERVICES--3.25%
First Data Corp.                                                                      1,100                         44,495
===========================================================================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--2.55%
Cendant Corp.                                                                         2,000                         34,840
===========================================================================================================================

ENVIRONMENTAL & FACILITIES SERVICES--3.02%
Waste Management, Inc.                                                                1,400                         41,314
===========================================================================================================================

FOOD RETAIL--3.76%
Kroger Co. (The)                                             (a)                      1,650                         32,835
---------------------------------------------------------------------------------------------------------------------------
Safeway Inc.                                                                            800                         18,608
===========================================================================================================================
                                                                                                                    51,443
===========================================================================================================================

GENERAL MERCHANDISE STORES--2.44%
Target Corp.                                                                            600                         33,414
===========================================================================================================================

HEALTH CARE DISTRIBUTORS--9.38%
Cardinal Health, Inc.                                                                 1,400                         87,514
---------------------------------------------------------------------------------------------------------------------------
McKesson Corp.                                                                          900                         40,887
===========================================================================================================================
                                                                                                                   128,401
===========================================================================================================================

                                                                                SHARES                         VALUE
===========================================================================================================================
HEALTH CARE EQUIPMENT--2.27%
Waters Corp.                                                 (a)                        860             $           31,132
===========================================================================================================================

INDUSTRIAL CONGLOMERATES--4.05%
Tyco International Ltd.                                                               2,100                         55,419
===========================================================================================================================

INVESTMENT BANKING & BROKERAGE--3.79%
Merrill Lynch & Co., Inc.                                                               800                         51,792
===========================================================================================================================

LEISURE PRODUCTS--1.95%
Brunswick Corp.                                                                         700                         26,691
===========================================================================================================================

MANAGED HEALTH CARE--4.58%
WellPoint, Inc.                                              (a)                        840                         62,731
===========================================================================================================================

OIL & GAS DRILLING--6.34%
Pride International, Inc.                                    (a)                      1,450                         40,701
---------------------------------------------------------------------------------------------------------------------------
Transocean Inc.                                              (a)                        800                         45,992
===========================================================================================================================
                                                                                                                    86,693
===========================================================================================================================

OIL & GAS EQUIPMENT & SERVICES--2.06%
Weatherford International Ltd.                               (a)                        450                         28,170
===========================================================================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES--7.63%
Citigroup Inc.                                                                        1,100                         50,358
---------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase & Co.                                                                  1,475                         54,014
===========================================================================================================================
                                                                                                                   104,372
===========================================================================================================================

PHARMACEUTICALS--8.11%
Pfizer Inc.                                                                           1,300                         28,262
---------------------------------------------------------------------------------------------------------------------------
Sanofi-Aventis (France)                                      (b)                        687                         55,019
---------------------------------------------------------------------------------------------------------------------------
Wyeth                                                                                   620                         27,627
===========================================================================================================================
                                                                                                                   110,908
===========================================================================================================================

PROPERTY & CASUALTY INSURANCE--3.24%
ACE Ltd.                                                                                850                         44,285
===========================================================================================================================

SEMICONDUCTOR EQUIPMENT--3.79%
Brooks Automation, Inc.                                      (a)                      2,939                         34,416
---------------------------------------------------------------------------------------------------------------------------
Novellus Systems, Inc.                                       (a)                        800                         17,488
===========================================================================================================================
                                                                                                                    51,904
===========================================================================================================================

SPECIALIZED CONSUMER SERVICES--3.16%
Jackson Hewitt Tax Service Inc.                                                       1,750                         43,260
===========================================================================================================================

SYSTEMS SOFTWARE--4.19%
Computer Associates International, Inc.                                               2,050                         57,339
===========================================================================================================================

                                                                                SHARES                         VALUE
===========================================================================================================================
THRIFTS & MORTGAGE FINANCE--6.39%
Fannie Mae                                                                            1,000             $           47,520
---------------------------------------------------------------------------------------------------------------------------
Freddie Mac                                                                             650                         39,878
===========================================================================================================================
                                                                                                                    87,398
===========================================================================================================================

Total Common Stocks & Other Equity Interests (Cost $1,088,881)                                                   1,355,854
===========================================================================================================================

TOTAL INVESTMENTS--99.10%  (Cost $1,088,881)                                                                     1,355,854
===========================================================================================================================
OTHER ASSETS LESS LIABILITIES--0.90%                                                                                12,291
===========================================================================================================================
NET ASSETS--100.00%                                                                                             $1,368,145
===========================================================================================================================


     Investment Abbreviations:

     ADR                                             American Depositary Receipt

     Notes to Schedule of Investments:


(a)  Non-income producing security.

(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The value of this security at October 31, 2005 represented 4.02% of the Fund's Net Assets. See Note 1A.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2005


ASSETS:
Investments, at value (cost $1,088,881)                                                    $ 1,355,854
-------------------------------------------------------------------------------------------------------
Cash                                                                                            17,638
-------------------------------------------------------------------------------------------------------
Receivables for:
     Dividends                                                                                     470
-------------------------------------------------------------------------------------------------------
     Fund expenses absorbed                                                                     15,418
-------------------------------------------------------------------------------------------------------
Other assets                                                                                       109
=======================================================================================================
       Total assets                                                                          1,389,489
=======================================================================================================
LIABILITIES:
Payables for:
Accrued trustees' and officer's fees and benefits                                                1,341
-------------------------------------------------------------------------------------------------------
Accrued transfer agent fees                                                                          3
-------------------------------------------------------------------------------------------------------
Accrued operating expenses                                                                      20,000
=======================================================================================================
       Total liabilities                                                                        21,344
=======================================================================================================
Net assets applicable to shares outstanding                                                $ 1,368,145
=======================================================================================================

NET ASSETS CONSIST OF:
     Shares of beneficial interest                                                         $ 1,037,133
-------------------------------------------------------------------------------------------------------
     Undistributed net realized gain from investment securities
        and foreign currencies                                                                  64,039
-------------------------------------------------------------------------------------------------------
     Unrealized appreciation of investment securities
        and foreign currencies                                                                 266,973
=======================================================================================================
                                                                                           $ 1,368,145
_______________________________________________________________________________________________________
=======================================================================================================
NET ASSETS:
Class A                                                                                    $   547,255
_______________________________________________________________________________________________________
=======================================================================================================
Class B                                                                                    $   410,445
_______________________________________________________________________________________________________
=======================================================================================================
Class C                                                                                    $   410,445
_______________________________________________________________________________________________________
=======================================================================================================
SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES AUTHORIZED:
Class A                                                                                         42,366
_______________________________________________________________________________________________________
=======================================================================================================
Class B                                                                                         31,773
_______________________________________________________________________________________________________
=======================================================================================================
Class C                                                                                         31,773
_______________________________________________________________________________________________________
=======================================================================================================
Class A:
     Net asset value per share                                                             $     12.92
-------------------------------------------------------------------------------------------------------
     Offering price per share:
       (Net asset value of $12.92 / 94.50%)                                                $     13.67
_______________________________________________________________________________________________________
=======================================================================================================
Class B:
     Net asset value and offering price per share                                          $     12.92
_______________________________________________________________________________________________________
=======================================================================================================
Class C:
     Net asset value and offering price per share                                          $     12.92
_______________________________________________________________________________________________________
=======================================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2005


INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $155)                                            $ 15,868
=======================================================================================================
EXPENSES:
Advisory fees                                                                                   10,369
-------------------------------------------------------------------------------------------------------
Administrative services fees                                                                    50,000
-------------------------------------------------------------------------------------------------------
Custodian fees                                                                                   2,162
-------------------------------------------------------------------------------------------------------
Distribution fees:
     Class A                                                                                     1,747
-------------------------------------------------------------------------------------------------------
     Class B                                                                                     4,148
-------------------------------------------------------------------------------------------------------
     Class C                                                                                     4,148
-------------------------------------------------------------------------------------------------------
Market timing and litigation expenses- Note 2                                                   16,477
-------------------------------------------------------------------------------------------------------
Transfer agent fees                                                                                 47
-------------------------------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                                       16,183
-------------------------------------------------------------------------------------------------------
Professional services fees                                                                      35,860
-------------------------------------------------------------------------------------------------------
Other                                                                                            5,247
=======================================================================================================
       Total expenses                                                                          146,388
=======================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement                         (122,207)
=======================================================================================================
       Net expenses                                                                             24,181
=======================================================================================================
Net investment income (loss)                                                                    (8,313)
=======================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND FOREIGN
     CURRENCIES:
Net realized gain from:
     Investment securities                                                                      64,963
-------------------------------------------------------------------------------------------------------
     Foreign currencies                                                                              1
=======================================================================================================
                                                                                                64,964
=======================================================================================================
Change in net unrealized appreciation (depreciation) of:
     Investment securities                                                                      34,978
-------------------------------------------------------------------------------------------------------
     Foreign currencies                                                                             (6)
=======================================================================================================
                                                                                                34,972
=======================================================================================================
Net gain from investment securities
     and foreign currencies                                                                     99,936
=======================================================================================================
Net increase in net assets resulting from operations                                          $ 91,623
_______________________________________________________________________________________________________
=======================================================================================================


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2005 AND 2004


                                                                                               2005                   2004
                                                                                           ------------           ------------
OPERATIONS:
     Net investment income (loss)                                                          $    (8,313)           $    (8,938)
---------------------------------------------------------------------------------------------------------------------------------
     Net realized gain from investment securities
        and foreign currencies                                                                  64,964                 89,846
---------------------------------------------------------------------------------------------------------------------------------
     Change in net unrealized appreciation of investment securities
        and foreign currencies                                                                  34,972                 16,789
=================================================================================================================================
       Net increase in net assets resulting from operations                                     91,623                 97,697
=================================================================================================================================
Distributions to shareholders from net realized gains:
     Class A                                                                                   (24,703)                    --
---------------------------------------------------------------------------------------------------------------------------------
     Class B                                                                                   (18,527)                    --
---------------------------------------------------------------------------------------------------------------------------------
     Class C                                                                                   (18,527)                    --
=================================================================================================================================
     Decrease in net assets resulting from distributions                                       (61,757)                    --
=================================================================================================================================
Share transactions-net:
     Class A                                                                                    24,703                     --
---------------------------------------------------------------------------------------------------------------------------------
     Class B                                                                                    18,527                     --
---------------------------------------------------------------------------------------------------------------------------------
     Class C                                                                                    18,527                     --
=================================================================================================================================
       Net increase (decrease) in net assets resulting from share transactions                  61,757                     --
=================================================================================================================================
       Net increase in net assets                                                               91,623                 97,697
=================================================================================================================================
NET ASSETS:
     Beginning of year                                                                       1,276,522              1,178,825
=================================================================================================================================
     End of year (including undistributed net
     investment income (loss) of $0 and $0, respectively)                                  $ 1,368,145            $ 1,276,522
_________________________________________________________________________________________________________________________________
=================================================================================================================================


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2005

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

AIM Select Basic Value Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund is currently not open to investors.

    The Fund's investment objective is to provide long-term growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

         A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

         Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

         Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

         Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

         Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

         Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

         Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

         Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

         The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.


D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2 -- ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                                          RATE
--------------------------------------------------------------------------------
First $1 billion                                                           0.75%
Next $1 billion                                                            0.70%
Over $2 billion                                                            0.65%
--------------------------------------------------------------------------------

    Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                                          RATE
--------------------------------------------------------------------------------
First $250 million                                                         0.695%
Next $250 million                                                          0.67%
Next $500 million                                                          0.645%
Next $1.5 billion                                                          0.62%
Next $2.5 billion                                                          0.595%
Next $2.5 billion                                                          0.57%
Next $2.5 billion                                                          0.545%
Over $10 billion                                                           0.52%
--------------------------------------------------------------------------------

    AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A,

Class B and Class C shares to 1.75% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended October 31, 2005, AIM waived fees of $10,369 and reimbursed expenses of $84,982.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $16,477.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended October 31, 2005, AIM was paid $50,000.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended October 31, 2005, the Fund paid AISI $47.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total amount of sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. ADI has voluntarily agreed to waive all fees during the time the shares are not available for sale. Waivers may be modified or discontinued at any time. ADI waived all plan fees of $1,747, $4,148, and $4,148 for the Class A, Class B and Class C shares, respectively.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3 -- EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2005, the Fund received credits from this arrangement which resulted in the reduction of the Fund's total expenses of $336.

NOTE 4 -- TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the

Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2005, the Fund paid legal fees of $2,876 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5 -- BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.


NOTE 6 -- DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2005 and 2004 was as follows:

                                                                  2005                      2004
----------------------------------------------------------------------------------------------------------
Distributions paid from long-term capital gain             $              61,757    $                  --
==========================================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2005, the components of net assets a tax basis were as follows:

                                                                                 2005
-----------------------------------------------------------------------------------------
Undistributed long-term gain                                                 $    64,039
-----------------------------------------------------------------------------------------
Unrealized appreciation -- investments                                           266,973
-----------------------------------------------------------------------------------------
Shares of beneficial interest                                                  1,037,133
=========================================================================================
Total net assets                                                             $ 1,368,145
=========================================================================================

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had no capital loss carryforward as of October 31, 2005.

NOTE 7 -- INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2005 was $216,271 and $220,666, respectively.

     UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                 $      347,867
-----------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                     (80,894)
=========================================================================================
Net unrealized appreciation of investment securities                       $      266,973
=========================================================================================
Cost of investments is the same for tax and financial statement purposes.



NOTE 8 -- RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on October 31, 2005, undistributed net investment income was increased by $8,313, undistributed net realized gain was decreased by $913 and shares of beneficial interest decreased by $7,400. This reclassification had no effect on the net assets of the Fund.

NOTE 9 -- SHARE INFORMATION

The Fund currently consists of three different classes of shares that are not available for sale: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.


                                        CHANGES IN SHARES OUTSTANDING (a)
                                                                 YEAR ENDED OCTOBER 31,
                                                       2005                                  2004
                                       --------------------------------------------------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
                                       ------------------ ------------------ ------------------ -----------------
Issued as reinvestment of dividends:
  Class A                                          1,889             24,703                 --                 --
-----------------------------------------------------------------------------------------------------------------
  Class B                                          1,416             18,527                 --                 --
-----------------------------------------------------------------------------------------------------------------
  Class C                                          1,416             18,527                 --                 --
=================================================================================================================
                                                   4,721 $           61,757                 -- $               --
=================================================================================================================

(a) Currently, the Fund is not open to investors. All shares are owned by AIM.

NOTE 10 - FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                                      CLASS A
                                                                          ---------------------------------------------------------
                                                                                                                  AUGUST 30, 2002
                                                                                                                       (DATE
                                                                                                                     OPERATIONS
                                                                                                                    COMMENCED) TO
                                                                                 YEAR ENDED OCTOBER 31,               OCTOBER 31,
                                                                          ---------------------------------------
                                                                            2005            2004           2003          2002
                                                                          --------        --------       --------      --------
Net asset value, beginning of period                                      $  12.61        $  11.65         $9.13       $  10.00
                                                                          --------        --------       --------      --------
Income from investment operations:

    Net investment income (loss)                                             (0.08)          (0.09)         (0.07)        (0.01)
                                                                          --------        --------       --------      --------
    Net gains (losses) on securities (both realized and unrealized)           1.00            1.05           2.70         (0.86)
                                                                          ========        ========       ========      ========
       Total from investment operations                                       0.92            0.96           2.63         (0.87)
                                                                          ========        ========       ========      ========
Less distributions:

    Dividends from net investment income                                       --               --          (0.11)           --
                                                                          --------        --------       --------      --------
    Distributions from net realized gains                                    (0.61)             --             --            --
                                                                          ========        ========       ========      ========
       Total distributions                                                   (0.61)             --          (0.11)           --
                                                                          ========        ========       ========      ========
Net asset value, end of period                                            $  12.92        $  12.61        $ 11.65      $   9.13
                                                                          ========        ========       ========      ========
Total return(a)                                                               7.24%           8.24%         29.12%        (8.70)%
                                                                          ========        ========       ========      ========
Ratios/supplemental data:

Net assets, end of period (000s omitted)                                  $    547        $    511       $    472      $    365
                                                                          ========        ========       ========      ========
Ratio of expenses to average net assets:

    With fee waivers and/or expense reimbursements                            1.77%(b)        1.77%          1.83%         1.75%(c)
                                                                          --------        --------       --------      --------
    Without fee waivers and/or expense reimbursements                        10.18%(b)        9.96%         10.27%        23.74%(c)
                                                                          ========        ========       ========      ========
Ratio of net investment income (loss) to average net assets                  (0.60)%(b)      (0.70)%        (0.75)%       (0.49)%(c)
                                                                          ========        ========       ========      ========
Portfolio turnover rate(d)                                                      16%             19%            20%            4%
                                                                          ========        ========       ========      ========

----------

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.

(b) Ratios are based on average daily net assets of $553,017.

(c) Annualized.

(d) Not annualized for periods less than one year.

                                                                                                     CLASS B
                                                                          ---------------------------------------------------------
                                                                                                                  AUGUST 30, 2002
                                                                                                                       (DATE
                                                                                                                     OPERATIONS
                                                                                                                    COMMENCED) TO
                                                                                 YEAR ENDED OCTOBER 31,               OCTOBER 31,
                                                                          ---------------------------------------
                                                                            2005            2004           2003          2002
                                                                          --------        --------       --------      --------

Net asset value, beginning of period                                      $  12.62        $  11.65       $   9.13      $  10.00
                                                                          --------        --------       --------      --------
Income from investment operations:

    Net investment income (loss)                                             (0.08)          (0.09)         (0.07)        (0.01)
                                                                          --------        --------       --------      --------
    Net gains (losses) on securities (both realized and unrealized)           0.99            1.06           2.70         (0.86)
                                                                          ========        ========       ========      ========
       Total from investment operations                                       0.91            0.97           2.63         (0.87)
                                                                          ========        ========       ========      ========
Less distributions:

    Dividends from net investment income                                        --              --          (0.11)           --
                                                                          --------        --------       --------      --------
    Distributions from net realized gains                                    (0.61)             --             --            --
                                                                          ========        ========       ========      ========
       Total distributions                                                   (0.61)             --          (0.11)           --
                                                                          ========        ========       ========      ========
Net asset value, end of period                                            $  12.92        $  12.62       $  11.65      $   9.13
                                                                          ========        ========       ========      ========
Total return(a)                                                               7.15%           8.33%         29.12%        (8.70)%
                                                                          ========        ========       ========      ========
Ratios/supplemental data:

Net assets, end of period (000s omitted)                                  $    410        $    383       $    354      $    274
                                                                          ========        ========       ========      ========
Ratio of expenses to average net assets:

    With fee waivers and/or expense reimbursements                            1.77%(b)        1.77%          1.83%         1.75%(c)
                                                                          --------        --------       --------      --------
    Without fee waivers and/or expense reimbursements                        10.86%(b)       10.61%         10.92%        24.39%(c)
                                                                          ========        ========       ========      ========
Ratio of net investment income (loss) to average net assets                  (0.60)%(b)      (0.70)%        (0.75)%       (0.49)%(c)
                                                                          ========        ========       ========      ========
Portfolio turnover rate(d)                                                      16%             19%            20%            4%
                                                                          ========        ========       ========      ========

----------
(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.

(b) Ratios are based on average daily net assets of $414,768.

(c) Annualized.

(d) Not annualized for periods less than one year.

                                                                                                     CLASS C
                                                                          ---------------------------------------------------------
                                                                                                                  AUGUST 30, 2002
                                                                                                                       (DATE
                                                                                                                     OPERATIONS
                                                                                                                    COMMENCED) TO
                                                                                 YEAR ENDED OCTOBER 31,               OCTOBER 31,
                                                                          ---------------------------------------
                                                                            2005            2004           2003          2002
                                                                          --------        --------       --------      --------
Net asset value, beginning of period                                      $  12.62        $  11.65       $   9.13      $  10.00
                                                                          --------        --------       --------      --------
Income from investment operations:

    Net investment income (loss)                                             (0.08)          (0.09)         (0.07)        (0.01)
                                                                          --------        --------       --------      --------
    Net gains (losses) on securities (both realized and unrealized)           0.99            1.06           2.70         (0.86)
                                                                          ========        ========       ========      ========
       Total from investment operations                                       0.91            0.97           2.63         (0.87)
                                                                          ========        ========       ========      ========
Less distributions:

    Dividends from net investment income                                        --              --          (0.11)           --
                                                                          --------        --------       --------      --------
    Distributions from net realized gains                                    (0.61)             --             --            --
                                                                          ========        ========       ========      ========
       Total distributions                                                   (0.61)             --          (0.11)           --
                                                                          ========        ========       ========      ========
Net asset value, end of period                                            $  12.92        $  12.62       $  11.65      $   9.13
                                                                          ========        ========       ========      ========
Total return (a)                                                              7.15%           8.33%         29.12%        (8.70)%
                                                                          ========        ========       ========      ========
Ratios/supplemental data:

Net assets, end of period (000s omitted)                                  $    410        $    383       $    354      $    274
                                                                          ========        ========       ========      ========
Ratio of expenses to average net assets:

    With fee waivers and/or expense reimbursements                            1.77%(b)       1.77%          1.83%         1.75%(c)
                                                                          --------        --------       --------      --------
    Without fee waivers and/or expense reimbursements                        10.86%(b)      10.61%         10.92%        24.39%(c)
                                                                          ========        ========       ========      ========
Ratio of net investment income (loss) to average net assets                  (0.60)%(b)      (0.70)%        (0.75)%       (0.49)%(c)
                                                                          ========        ========       ========      ========
Portfolio turnover rate (d)                                                     16%             19%            20%            4%
                                                                          ========        ========       ========      ========

----------
(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.

(b) Ratios are based on average daily net assets of $414,768.

(c) Annualized.

(d) Not annualized for periods less than one year.

NOTE 11 -- CHANGE IN INDEPENDENT PUBLIC ACCOUNTING FIRM

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending October 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior fiscal year, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

    E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.


NOTE 12 -- LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code
Section 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

    On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

    On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

- that the defendants permitted improper market timing and related activity in the AIM Funds;

-   that certain AIM Funds inadequately employed fair value pricing;

- that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

- that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

- that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

- that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

********************************************************************************

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Equity Funds and Shareholders of
AIM Select Basic Value Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Select Basic Value Fund (one of the funds constituting AIM Equity Funds, hereafter referred to as the "Fund") at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended October 31, 2004 and the financial highlights for each of the periods ended on or before October 31, 2004 were audited by another independent registered public accounting firm whose report, dated December 15, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

December 19, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2005



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.
   President                                      (financial services holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc. (registered investment advisor);
                                                  Director, A I M Capital Management, Inc.
                                                  (registered investment advisor) and
                                                  A I M Distributors, Inc. (registered
                                                  broker dealer); Director and Chairman,
                                                  AIM Investment Services, Inc.
                                                  (registered transfer agent), Fund
                                                  Management Company (registered broker
                                                  dealer) and INVESCO Distributors, Inc.
                                                  (registered broker dealer); and Chief
                                                  Executive Officer, AMVESCAP PLC -- AIM
                                                  Division (parent of AIM and a global
                                                  investment management firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); and CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                        (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of October 31, 2005





The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel,                2005           Retired                                    None
   Jr.(3) -- 1944
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc. (financial services holding
   Chief Compliance Officer                       company); Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

(3) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2005, 0% is eligible for the dividends received deduction for corporations.

For its tax year ended October 31, 2005, the Fund designated 0%, or the maximum amount allowable, of its dividend distribution as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts. The Fund distributed long-term capital gains of $61,757 for the Fund's tax year ended October 31, 2005.

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS (UNAUDITED)
The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005, July 31, 2005 and October 31, 2005 are 5.25%, 5.46%, 5.26% and 7.33%, respectively.

             DOMESTIC EQUITY                               SECTOR EQUITY                           AIM ALLOCATION SOLUTIONS

AIM Aggressive Growth Fund                   AIM Advantage Health Sciences Fund           AIM Conservative Allocation Fund
AIM Basic Balanced Fund*                     AIM Energy Fund                              AIM Growth Allocation Fund(2)
AIM Basic Value Fund                         AIM Financial Services Fund                  AIM Moderate Allocation Fund
AIM Blue Chip Fund                           AIM Global Health Care Fund                  AIM Moderate Growth Allocation Fund
AIM Capital Development Fund                 AIM Global Real Estate Fund                  AIM Moderately Conservative Allocation
AIM Charter Fund                             AIM Gold & Precious Metals Fund               Fund
AIM Constellation Fund                       AIM Leisure Fund
AIM Diversified Dividend Fund                AIM Multi-Sector Fund                              DIVERSIFIED PORTFOLIOS
AIM Dynamics Fund                            AIM Real Estate Fund(1)
AIM Large Cap Basic Value Fund               AIM Technology Fund                          AIM Income Allocation Fund
AIM Large Cap Growth Fund                    AIM Utilities Fund                           AIM International Allocation Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund(1)                             FIXED INCOME
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                     TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund                   AIM Floating Rate Fund
AIM Premier Equity Fund                      AIM High Yield Fund
AIM S&P 500 Index Fund                       AIM Income Fund
AIM Select Equity Fund                       AIM Intermediate Government Fund
AIM Small Cap Equity Fund                    AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund(1)                 AIM Money Market Fund
AIM Small Company Growth Fund                AIM Short Term Bond Fund
AIM Summit Fund                              AIM Total Return Bond Fund
AIM Trimark Endeavor Fund                    Premier Portfolio
AIM Trimark Small Companies Fund             Premier U.S.Government Money Portfolio
AIM Weingarten Fund
                                             TAX-FREE
* Domestic equity and income fund
                                             AIM High Income Municipal Fund(1)
       INTERNATIONAL/GLOBAL EQUITY           AIM Municipal Bond Fund
                                             AIM Tax-Exempt Cash Fund
AIM Asia Pacific Growth Fund                 AIM Tax-Free Intermediate Fund
AIM Developing Markets Fund                  Premier Tax-Exempt Portfolio
AIM European Growth Fund
AIM European Small Company Fund(1)           =======================================================================================
AIM Global Aggressive Growth Fund            CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS
AIM Global Equity Fund                       AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR
AIM Global Growth Fund                       AND READ IT CAREFULLY BEFORE INVESTING.
AIM Global Value Fund                        =======================================================================================
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund(1)
AIM Trimark Fund

(1) This fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the fund, please see the appropriate prospectus.

(2) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after January 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of September 30, 2005.

AIMinvestments.com                  SBV-AR-1            A I M Distributors, Inc.

                                       YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
---------------------------------------------------------------------------------------
Mutual    Retirement    Annuities    College    Separately    Offshore    Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds     Products                   Savings    Managed       Products    Management           --Registered Trademark--
                                     Plans      Accounts
---------------------------------------------------------------------------------------

                                                             AIM WEINGARTEN FUND
                                Annual Report to Shareholders o October 31, 2005


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--                          --Registered Trademark--

AIM WEINGARTEN FUND seeks to provide growth of capital.

o Unless otherwise stated, information presented in this report is as of October 31, 2005, and is based on total net assets.



ABOUT SHARE CLASSES                          o A direct investment cannot be made in      The Fund provides a complete list of its
                                             an index. Unless otherwise indicated,        holdings four times in each fiscal year,
o Class B shares are not available as an     index results include reinvested             at the quarter-ends. For the second and
investment for retirement plans              dividends, and they do not reflect sales     fourth quarters, the lists appear in the
maintained pursuant to Section 401 of        charges. Performance of an index of          Fund's semiannual and annual reports to
the Internal Revenue Code, including         funds reflects fund expenses;                shareholders. For the first and third
401(k) plans, money purchase pension         performance of a market index does not.      quarters, the Fund files the lists with
plans and profit sharing plans. Plans                                                     the Securities and Exchange Commission
that had existing accounts invested in       OTHER INFORMATION                            (SEC) on Form N-Q. The most recent list
Class B shares prior to September                                                         of portfolio holdings is available at
30, 2003, will continue to be allowed to     o The returns shown in management's          AIMinvestments.com. From our home page,
make additional purchases.                   discussion of Fund performance are based     click on Products & Performance, then
                                             on net asset values calculated for           Mutual Funds, then Fund Overview. Select
o Class R shares are available only to       shareholder transactions. Generally          your Fund from the drop-down menu and
certain retirement plans. Please see the     accepted accounting principles require       click on Complete Quarterly Holdings.
prospectus for more information.             adjustments to be made to the net assets     Shareholders can also look up the Fund's
                                             of the Fund at period end for financial      Forms N-Q on the SEC's Web site at
ABOUT INDEXES USED IN THIS REPORT            reporting purposes, and as such, the net     sec.gov. And copies of the Fund's Forms
                                             asset values for shareholder                 N-Q may be reviewed and copied at the
o The unmanaged LIPPER LARGE-CAP GROWTH      transactions and the returns based on        SEC's Public Reference Room at 450 Fifth
FUND INDEX represents an average of the      those net asset values may differ from       Street, N.W., Washington, D.C.
performance of the 30 largest                the net asset values and returns             20549-0102. You can obtain information
large-capitalization growth funds            reported in the Financial Highlights.        on the operation of the Public Reference
tracked by Lipper, Inc., an independent                                                   Room, including information about
mutual fund performance monitor.             o Industry classifications used in this      duplicating fee charges, by calling
                                             report are generally according to the        202-942-8090 or 800-732-0330, or by
o The unmanaged MSCI WORLD INDEX is a        Global Industry Classification Standard,     electronic request at the following
group of global securities tracked by        which was developed by and is the            e-mail address: publicinfo@sec.gov. The
Morgan Stanley Capital International.        exclusive property and a service mark of     SEC file numbers for the Fund are
                                             Morgan Stanley Capital International         811-01424 and 2-25469.
o The unmanaged RUSSELL 1000                 Inc. and Standard & Poor's.
--Registered Trademark-- GROWTH INDEX is                                                  A description of the policies and
a subset of the unmanaged RUSSELL            You have recently received or should         procedures that the Fund uses to
1000--Registered Trademark-- INDEX,          shortly receive a proxy requesting your      determine how to vote proxies relating
which represents the performance of the      vote on a proposed merger of AIM             to portfolio securities is available
stocks of large-capitalization               Weingarten Fund into AIM Constellation       without charge, upon request, from our
companies; the Growth subset measures        Fund. We encourage you to read the proxy     Client Services department at
the performance of Russell 1000              materials carefully and to vote              800-959-4246 or on the AIM Web site,
companies with higher price/book ratios      promptly. The ways in which you may cast     AIMinvestments.com. On the home page,
and higher forecasted growth values.         your proxy ballot are detailed in the        scroll down and click on AIM Funds Proxy
                                             proxy materials.                             Policy. The information is also
o The unmanaged Standard & Poor's                                                         available on the Securities and Exchange
Composite Index of 500 Stocks (the S&P                                                    Commission's Web site, sec.gov.
500--Registered Trademark-- INDEX) is
an index of common stocks frequently                                                      Information regarding how the Fund voted
used as a general measure of U.S. stock                                                   proxies related to its portfolio
market performance.                                                                       securities during the 12 months ended
                                                                                          June 30, 2005, is available at our Web
o The Fund is not managed to track the                                                    site. Go to AIMinvestments.com, access
performance of any particular index,                                                      the About Us tab, click on Required
including the indexes defined here, and                                                   Notices and then click on Proxy Voting
consequently, the performance of the                                                      Activity. Next, select the Fund from the
Fund may deviate significantly from the                                                   drop-down menu. The information is also
performance of the indexes.                                                               available on the Securities and Exchange
                                                                                          Commission's Web site, sec.gov.

                                                                                          ========================================
                                                                                          FUND NASDAQ SYMBOLS

                                                                                          Class A Shares                     WEINX
                                                                                          Class B Shares                     BWEIX
                                                                                          Class C Shares                     CWEIX
                                                                                          Class R Shares                     RWEIX

                                                                                          ========================================
================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES
AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING
================================================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
AIMinvestments.com

AIM WEINGARTEN FUND


                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                    The fiscal year covered by this report was quite good to
                    equity investors. Domestically, the broad-based S&P 500
   [GRAHAM          Index returned 8.72%. Globally, Morgan Stanley's MSCI World
    PHOTO]          Index rose 13.27%. Much of this good performance, though,
                    was attained early in the fiscal year as virtually every equity index declined during October of 2005. Concern about the inflationary potential of rising energy costs was frequently cited as a major cause of market weakness.

                       Within the indexes, there was considerable variability in
                    the performance of different sectors and markets.
ROBERT H. GRAHAM    Domestically, energy sector performance far outpaced that of the other sectors in the S&P 500 Index, reflecting rising
                    oil and gas prices. Overseas, emerging markets produced more
[WILLIAMSON         attractive results than did developed markets, at least in
   PHOTO]           part because emerging markets tend to be more closely tied to the performance of natural resources and commodities.

                       One could make a strong argument for global
MARK H. WILLIAMSON  diversification of a stock portfolio using the performance data for the fiscal year ended October 31, 2005. Of course, your financial advisor is the person most qualified to help you decide whether such diversification is appropriate for you.

                       For a discussion of the specific market conditions that
                    affected your Fund and how your Fund was managed during the fiscal year, please turn to Page 3.

                    NEW INFORMATION IN THIS REPORT

                    We would like to call your attention to two new elements in this report. First, on Page 2, is a message from Bruce Crockett, the independent Chair of the Board of Trustees of the AIM Funds. We first introduced you to Mr. Crockett in the annual report on your Fund dated October 31,2004. Mr. Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair in October 2004.

                       Mr. Crockett plans to keep AIM shareholders informed of
                    the work of the Board regularly via letters in the Fund reports. We certainly think this is a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                       One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 8 and 9.

                       Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM          /s/ MARK H. WILLIAMSON

                    Robert H. Graham              Mark H. Williamson
                    President & Vice Chair,       Chairman & President,
                    AIM Funds                     A I M Advisors, Inc.

                    December 15, 2005

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM WEINGARTEN FUND

                    DEAR AIM FUNDS SHAREHOLDERS:

                    As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.

  [CROCKETT             At our most recent meeting in June 2005, your Board
    PHOTO]          approved voluntary fee reductions from A I M Advisors, Inc.
                    (AIM) that save shareholders approximately $20.8 million annually, based on asset levels as of March 31,2005. The majority of these expense reductions, which took effect July 1,2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.

BRUCE L. CROCKETT       Our June meeting, which was the culmination of more than
                    two and one-half months of review and discussions, took place over a three-day period. The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1,2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 8 and
                    9. I encourage you to review it.

                       Together with monitoring fund expenses, fund performance
                    is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                       Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 14 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                       At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                       Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.

                    Sincerely,

                    /S/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    December 15, 2005

AIM WEINGARTEN FUND



MANAGEMENT'S DISCUSSION                                                                      Our sell process is designed to
OF FUND PERFORMANCE                                                                       identify deterioration in the underlying
                                                                                          reasons a stock was initially purchased
======================================================================================    and avoid the risk of capital loss.
PERFORMANCE SUMMARY                          =========================================    Conditions that may cause us to reduce
                                             FUND VS. INDEXES                             or sell a position include:
For the year ended October 31, 2005,
Class A shares of AIM Weingarten Fund,       TOTAL RETURNS, 10/31/04-10/31/05,            o deterioration in business prospects
excluding sales charges, handily             EXCLUDING APPLICABLE SALES CHARGES. IF
outperformed the Fund's broad market and     SALES CHARGES WERE INCLUDED, RETURNS         o worsening competitive position
style-specific indexes. We attribute the     WOULD BE LOWER.
Fund's out performance to strong stock                                                    o slowing earnings growth
selection--particularly within the           Class A Shares                     11.73%
health care, financials and energy                                                        o extended valuation
sectors. Also, relative to its               Class B Shares                     10.97
style-specific index, the Fund was                                                        o finding more attractive investment
overweight in energy stocks, which, as a     Class C Shares                     10.96     opportunities
group, led the market for the year.
                                             Class R Shares                     11.37     MARKET CONDITIONS AND YOUR FUND
   Your Fund's long-term performance
appears on Pages 6 and 7.                    S&P 500 Index (Broad Market Index)  8.72     Despite widespread concern about the
                                                                                          potential impact of rising short-term
                                             Russell 1000 Growth Index                    interest rates and historically high
                                             (Style-specific Index)              8.81     energy prices, the U.S. economy
                                                                                          expanded, inflation remained contained
                                             Lipper Large-Cap Growth Fund Index           and corporate profits generally rose
                                             (Peer Group Index)                 12.09     during the fiscal year covered by this
                                                                                          report. Late in the year, higher energy
                                             Source: Lipper, Inc.                         prices and rising interest rates
                                                                                          threatened to crimp consumer spending,
                                             =========================================    which accounts for approximately
======================================================================================    two-thirds of the U.S. economy.

HOW WE INVEST                                   Fundamental analysis seeks to define         Corporate profits, and stock market
                                             a company's key drivers of success and       performance, varied widely by sector
We believe a growth investment strategy      to assess their durability. We carefully     during the year. Rising energy prices
is an essential component of a               review financial statements and earnings     caused many energy companies and
diversified portfolio.                       reports, the company's business model        utilities to report record earnings and
                                             and management team, the competitive         profits--while profits of companies that
   Our investment process combines           environment and market opportunities.        use a lot of energy, such as chemical
quantitative and fundamental analysis to                                                  companies and airlines, were weak. The
uncover companies exhibiting long-term,         We construct the portfolio by             broad stock market rose for the year.
sustainable earnings and cash flow           focusing on stocks rather than               Not surprisingly, the energy and
growth that is not yet reflected in          industries or sectors. While there are       utilities sectors led the market with
investor expectations or equity              no formal sector guidelines or               strong double-digit returns; consumer
valuations.                                  constraints, internal controls and           discretionary stocks lagged the broad
                                             proprietary software help us monitor         market, one of only two sectors to
   Quantitative analysis helps us narrow     risk levels and sector concentration.        decline for the year.
our investment universe down to a
manageable list of potential                                                                                           (continued)
investments. We focus on the level,
growth rate and sustainability of
earnings, revenue and cash flow, ranking
investment candidates on absolute and
relative attractiveness.

========================================     ========================================     ========================================
PORTFOLIO COMPOSITION                        TOP 10 INDUSTRIES*                           TOP 10 EQUITY HOLDINGS*

By sector                                     1.Semiconductors                   8.3%      1.Aetna Inc.                       3.1%
             [PIE CHART]                      2.Pharmaceuticals                  6.2       2.Goldman Sachs Group, Inc.        2.9
Information Technology            29.8%       3.Managed Health Care              6.0         (The)
Health Care                       22.2%       4.Investment Banking & Brokerage   5.2       3.QUALCOMM Inc.                    2.9
Consumer Discretionary            16.7%       5.Internet Software & Services     4.8       4.Yahoo! Inc.                      2.8
Financials                        12.2%       6.Biotechnology                    4.2       5.Johnson & Johnson                2.6
Energy                             7.7%       7.Communications Equipment         3.9       6.Analog Devices, Inc.             2.5
Industrials                        7.3%       8.Aerospace & Defense              3.6       7.Alcon, Inc. (Switzerland)        2.1
Consumer Staples                   2.6%       9.Systems Software                 3.6       8.EMC Corp.                        2.1
Materials                          1.3%      10.Computer Hardware                3.4       9.Apple Computer, Inc.             2.0
                                                                                          10.Google Inc.-Class A              2.0
Money Market Funds Plus
Other Assets Less Liabilities      0.2%

                                             TOTAL NET ASSETS           $2.4 BILLION
                                             TOTAL NUMBER OF HOLDINGS*            76

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

========================================     ========================================     ========================================

AIM WEINGARTEN FUND


   Health care, energy and information       oil producer CONOCOPHILLIPS among the        broad market in recent years, we believe
technology stocks contributed positively     stocks contributing to Fund performance.     investors will eventually recognize and
to Fund performance for the year                                                          reward these characteristics. We thank
                                                Our bottom-up research helped us          you for your continued investment in AIM
   Within the health care sector, our        identify attractive investment               Weingarten Fund.
research led us to managed care stocks       opportunities in the information
and to switch some assets from U.S.          technology (IT) sector. (IT) stocks          THE VIEWS AND OPINIONS EXPRESSED IN
pharmaceutical stocks into non-U.S.          helping your Fund's performance included     MANAGEMENT'S DISCUSSION OF FUND
pharmaceutical stocks. Many managed care     Internet search engine GOOGLE and APPLE      PERFORMANCE ARE THOSE OF AIM ADVISORS,
companies have reported strong earnings      COMPUTER. As more people worldwide go        INC. THESE VIEWS AND OPINIONS ARE
in recent quarters by aggressively           online, Google offers advertisers a          SUBJECT TO CHANGE AT ANY TIME BASED ON
controlling costs, reducing hospital         cost-effective way to reach consumers.       FACTORS SUCH AS MARKET AND ECONOMIC
utilization rates and switching plan         Google commands the largest market share     CONDITIONS. THESE VIEWS AND OPINIONS MAY
participants from name-brand to generic      in the rapidly growing online                NOT BE RELIED UPON AS INVESTMENT ADVICE
drugs. AETNA, UNITEDHEALTH GROUP,            advertising industry. Apple continues to     OR RECOMMENDATIONS, OR AS AN OFFER FOR A
WELLPOINT and CIGNA were among the           benefit from the phenomenal success of       PARTICULAR SECURITY. THE INFORMATION IS
managed care companies that contributed      its iPod--Registered Trademark-- musi c      NOT A COMPLETE ANALYSIS OF EVERY ASPECT
to Fund performance. Before the close of     player.                                      OF ANY MARKET, COUNTRY, INDUSTRY,
the year, we sold our UnitedHealth Group                                                  SECURITY OR THE FUND. STATEMENTS OF FACT
stock after it reached our price target.        The Fund's consumer staples holdings,     ARE FROM SOURCES CONSIDERED RELIABLE,
                                             while contributing positively to             BUT AIM ADVISORS, INC. MAKES NO
   We increased our ownership of             performance for the year, significantly      REPRESENTATION OR WARRANTY AS TO THEIR
non-U.S. pharmaceutical companies,           lagged those of our style-specific           COMPLETENESS OR ACCURACY. ALTHOUGH
including ROCHE HOLDING and NOVARTIS,        index. Fortunately, our research caused      HISTORICAL PERFORMANCE IS NO GUARANTEE
both of which have developed promising       us to be significantly underweight in        OF FUTURE RESULTS, THESE INSIGHTS MAY
new cancer treatments. In addition to        the sector relative to the index.            HELP YOU UNDERSTAND OUR INVESTMENT
being the manufacturer of Tamiflu, the       Commodity costs have risen in recent         MANAGEMENT PHILOSOPHY.
potential treatment for "bird flu,"          quarters and Wal-Mart (not a Fund
Roche owns 56% of Genentech, maker of        holding) continues to exert considerable           See important Fund and index
Avastin--Registered Trademark--, which       pricing power over its suppliers; those          disclosures inside front cover.
has shown promise in the treatment of a      two factors have pressured profit
number of types of cancer                    margins at many consumer staples
                                             companies, with the notable exception of                    LANNY H. SACHNOWITZ,
   Just as important to Fund                 Fund holding PROCTER & GAMBLE.               [SACHNOWITZ    senior portfolio manager,
performance, our research suggested that                                                     PHOTO]      is lead portfolio manager
we avoid most U.S. pharmaceutical               Individual stocks that hindered Fund                     of AIM Weingarten Fund.
companies. Weak product pipelines,           performance for the year included                           He joined AIM in 1987 as
patent expirations and litigation risk       industrial conglomerate TYCO and                            a money market trader and
have raised questions about the              Internet auctioneer EBAY. Tyco's                            research analyst. In
prospects for a number of these              earnings were hurt by rising commodity       1990, Mr. Sachnowitz's trading
companies. We owned JOHNSON & JOHNSON at     prices; in addition, management              responsibilities were expanded to
year-end, but the company manufactures a     overestimated demand for the company's       include head of equity trading. He was
broad array of health care products, of      products, leading to increased               named a portfolio manager in 1991. Mr.
which pharmaceuticals is only a small        inventory. In September, eBay proposed       Sachnowitz received a B.S. in finance
part.                                        acquiring an Internet phone company,         from the University of Southern
                                             Skype Technologies. We question the          California and an M.B.A. from the
   Energy has not been considered a          strategic value of the proposed              University of Houston.
traditional growth sector, but supply        acquisition, which hurt eBay's
and demand characteristics have clearly      short-term performance.                                     JAMES G. BIRDSALL,
changed in recent years, due largely to                                                    [BIRDSALL     portfolio manager, is a
explosive economic growth in China and          Despite this, we continued to hold           PHOTO]      portfolio manager of AIM
India. Worldwide production and refining     Tyco because we believe its difficulties                    Weingarten Fund. He has
capacity has struggled to keep pace with     are likely to be temporary. We held eBay                    been associated with AIM
rising demand. We believe that any           because we believed the company's core       Investments since 1995 and was named a
significant improvement in supply is         business remains strong, it continues to     portfolio manager in 1999. Mr. Birdsall
likely to be years away.                     generate significant cash flow, and it       received his B.B.A. with a concentration
                                             continues to grow faster than most           in finance from Stephen F. Austin State
   Given these trends, many energy           companies.                                   University before earning his M.B.A.
companies have seen notable growth in                                                     with a concentration in finance and
their revenue and earnings--using the        IN CLOSING                                   international business from the
money to improve their balance sheets                                                     University of St. Thomas.
and to benefit shareholders in the form      As the fiscal year ended, we considered
of stock buybacks and dividend               the fundamentals of large-cap growth
increases. For the year, your Fund was       stocks to be good--and getting better.       Assisted by the Large/Multi-Cap Growth
significantly overweight energy stocks       As a group, large-cap growth companies       Team
relative to its style-specific index,        boasted healthy cash flows, strong
with refiner Valero Energy and               balance sheets and positive earnings
integrated                                   growth, and managements were generally                 [RIGHT ARROW GRAPHIC]
                                             using capital for the benefit of
                                             shareholders. While large-cap growth         FOR A PRESENTATION OF YOUR FUND'S
                                             stocks have lagged the                       LONG-TERM PERFORMANCE, PLEASE SEE PAGES
                                                                                          6 AND 7.

AIM WEINGARTEN FUND


CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE                                      mate the expenses that you paid over the        The hypothetical account values and
                                             period. Simply divide your account value     expenses may not be used to estimate the
As a shareholder of the Fund, you incur      by $1,000 (for example, an $8,600            actual ending account balance or
two types of costs: (1) transaction          account value divided by $1,000 = 8.6),      expenses you paid for the period. You
costs, which may include sales charges       then multiply the result by the number       may use this information to compare the
(loads) on purchase payments; contingent     in the table under the heading entitled      ongoing costs of investing in the Fund
deferred sales charges on redemptions;       "Actual Expenses Paid During Period" to      and other funds. To do so, compare this
and redemption fees, if any; and (2)         estimate the expenses you paid on your       5% hypothetical example with the 5%
ongoing costs, including management          account during this period.                  hypothetical examples that appear in the
fees; distribution and/or service fees                                                    shareholder reports of the other funds.
(12b-1); and other Fund expenses. This       HYPOTHETICAL EXAMPLE FOR
example is intended to help you              COMPARISON PURPOSES                             Please note that the expenses shown
understand your ongoing costs (in                                                         in the table are meant to highlight your
dollars) of investing in the Fund and to     The table below also provides                ongoing costs only and do not reflect
compare these costs with ongoing costs       information about hypothetical account       any transactional costs, such as sales
of investing in other mutual funds. The      values and hypothetical expenses based       charges (loads) on purchase payments,
example is based on an investment of         on the Fund's actual expense ratio and       contingent deferred sales charges on
$1,000 invested at the beginning of the      an assumed rate of return of 5% per year     redemptions, and redemption fees, if
period and held for the entire period        before expenses, which is not the Fund's     any. Therefore, the hypothetical
May 1, 2005, through October 31, 2005.       actual return. The Fund's actual             information is useful in comparing
                                             cumulative total returns at net asset        ongoing costs only, and will not help
ACTUAL EXPENSES                              value after expenses for the six months      you determine the relative total costs
                                             ended October 31, 2005, appear in the        of owning different funds. In addition,
The table below provides information         table "Cumulative Total Returns" on page     if these transactional costs were
about actual account values and actual       7.                                           included, your costs would have been
expenses. You may use the information in                                                  higher.
this table, together with the amount you
invested, to esti-

===================================================================================================================================
                                                      ACTUAL                           HYPOTHETICAL
                                                                            (5% ANNUAL RETURN BEFORE EXPENSES)

                         BEGINNING          ENDING             EXPENSES            ENDING            EXPENSES         ANNUALIZED
        SHARE          ACCOUNT VALUE     ACCOUNT VALUE        PAID DURING      ACCOUNT VALUE        PAID DURING         EXPENSE
        CLASS            (5/01/05)       (10/31/05)(1)        PERIOD(2),(3)     (10/31/05)         PERIOD(2),(4)         RATIO
          A              $1,000.00         $1,104.40             $7.27           $1,018.30             $6.97              1.37%
          B               1,000.00          1,099.70             11.17            1,014.57             10.71              2.11
          C               1,000.00          1,099.60             11.17            1,014.57             10.71              2.11
          R               1,000.00          1,101.70              8.53            1,017.09              8.19              1.61

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2005, through October
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2005, appear in the table "Cumulative Total Returns" on page 7.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. Effective on July 1, 2005, the distributor contractually agreed to reduce rule 12b-1 plan fees for Class A shares to 0.25%. The annualized expense ratio restated as if this agreement had been in effect throughout the entire most recent fiscal half year is 1.36% for Class A shares.

(3) The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $7.21 for Class A shares.

(4) The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $6.92 for Class A shares.
===================================================================================================================================

                                                                                [ARROW
                                                                                BUTTON     For More Information Visit
                                                                                IMAGE]        AIMinvestments.com

                                       5


AIM WEINGARTEN FUND

YOUR FUND'S LONG-TERM PERFORMANCE


     RESULTS OF A $10,000 INVESTMENT

     FUND DATA FROM 6/17/69, INDEX DATA FROM 6/30/69

                                [MOUNTAIN CHART]

===================================================================================================================================
 DATE      AIM WEINGARTEN FUND-  S&P 500 INDEX
              CLASS A SHARES
6/17/69           $9450                                          9/87          147914              71846
   6/69            8991             $10000                      10/87          113273              56374
   7/69            8455               9424                      11/87          104426              51728
   8/69            9029               9828                      12/87          115735              55662
   9/69            8914               9609                       1/88          116985              58002
  10/69            9412              10063                       2/88          124180              60693
  11/69            9067               9737                       3/88          122243              58821
  12/69            9013               9584                       4/88          121962              59472
   1/70            8278               8879                       5/88          120303              59979
   2/70            8975               9374                       6/88          129578              62730
   3/70            8665               9414                       7/88          125976              62491
   4/70            7582               8590                       8/88          120849              60373
   5/70            7040               8094                       9/88          126529              62943
   6/70            7040               7717                      10/88          127769              64694
   7/70            7427               8310                      11/88          124587              63770
   8/70            7620               8707                      12/88          128786              64881
   9/70            8239               9023                       1/89          138174              69628
  10/70            8239               8948                       2/89          134250              67897
  11/70            8625               9401                       3/89          139150              69479
  12/70            9167               9963                       4/89          146998              73083
   1/71            9592              10393                       5/89          153863              76029
   2/71            9961              10515                       6/89          150786              75601
   3/71           10895              10929                       7/89          167463              82421
   4/71           11323              11353                       8/89          172788              84027
   5/71           10973              10910                       9/89          175726              83685
   6/71           11285              10946                      10/89          172650              81744
   7/71           10818              10522                      11/89          174757              83404
   8/71           11595              10930                      12/89          175211              85404
   9/71           11790              10882                       1/90          160949              79674
  10/71           11479              10456                       2/90          164522              80698
  11/71           11440              10458                       3/90          172847              82835
  12/71           12723              11387                       4/90          170461              80772
   1/72           13540              11622                       5/90          192451              88631
   2/72           14124              11945                       6/90          197205              88034
   3/72           14319              12042                       7/90          192294              87753
   4/72           14436              12124                       8/90          175949              79830
   5/72           14941              12363                       9/90          166149              75951
   6/72           14708              12123                      10/90          165700              75630
   7/72           14475              12180                      11/90          179370              80509
   8/72           14514              12629                      12/90          184931              82749
   9/72           14319              12598                       1/91          196508              86344
  10/72           14242              12748                       2/91          211128              92511
  11/72           14631              13362                       3/91          220565              94749
  12/72           14865              13550                       4/91          219198              94975
   1/73           13931              13348                       5/91          229105              99058
   2/73           12815              12877                       6/91          217673              94523
   3/73           12600              12888                       7/91          232758              98925
   4/73           11607              12394                       8/91          241742             101262
   5/73           11305              12192                       9/91          236400              99567
   6/73           11089              12144                      10/91          240064             100902
   7/73           11995              12638                      11/91          235791              96848
   8/73           11823              12207                      12/91          271560             107905
   9/73           12728              12728                       1/92          262653             105897
  10/73           12901              12749                       2/92          259895             107268
  11/73           11002              11335                       3/92          250981             105184
  12/73           11521              11560                       4/92          247919             108269
   1/74           11046              11477                       5/92          250696             108798
   2/74           11046              11467                       6/92          241771             107180
   3/74           10312              11234                       7/92          251925             111555
   4/74            9838              10832                       8/92          247768             109276
   5/74            9019              10503                       9/92          250073             110561
   6/74            8846              10384                      10/92          256524             110940
   7/74            8113               9615                      11/92          267606             114708
   8/74            7423               8783                      12/92          267874             116115
   9/74            6473               7772                       1/93          265410             117085
  10/74            8113               9080                       2/93          255059             118680
  11/74            7983               8635                       3/93          260313             121182
  12/74            7681               8501                       4/93          249015             118253
   1/75            8329               9582                       5/93          256909             121409
   2/75            9019              10193                       6/93          259684             121763
   3/75            9624              10451                       7/93          258593             121273
   4/75           10357              10984                       8/93          266170             125864
   5/75           11177              11508                       9/93          270641             124899
   6/75           11565              12057                      10/93          272346             127481
   7/75           10788              11280                      11/93          266927             126266
   8/75           10270              11081                      12/93          271972             127792
   9/75            9925              10737                       1/94          284809             132133
  10/75           10270              11438                       2/94          280679             128548
  11/75           10400              11759                       3/94          267824             122955
  12/75           10227              11665                       4/94          268306             124530
   1/76           11608              13084                       5/94          265918             126566
   2/76           11922              12975                       6/94          256079             123468
   3/76           11965              13412                       7/94          264325             127520
   4/76           11402              13308                       8/94          279708             132736
   5/76           10795              13161                       9/94          274310             129493
   6/76           11272              13743                      10/94          282539             132398
   7/76           11012              13677                      11/94          269373             127582
   8/76           10839              13651                      12/94          270989             129471
   9/76           11099              14005                       1/95          269038             132826
  10/76           10492              13744                       2/95          282759             137998
  11/76           11142              13687                       3/95          294352             142063
  12/76           11922              14456                       4/95          302005             146243
   1/77           11835              13773                       5/95          311639             152079
   2/77           11445              13522                       6/95          331055             155606
   3/77           11619              13379                       7/95          355122             160764
   4/77           12052              13435                       8/95          357253             161165
   5/77           12009              13172                       9/95          370971             167963
   6/77           13309              13823                      10/95          362254             167362
   7/77           13092              13610                      11/95          370622             174701
   8/77           13049              13417                      12/95          365211             178066
   9/77           13439              13437                       1/96          369958             184120
  10/77           12919              12914                       2/96          381501             185833
  11/77           13830              13323                       3/96          385202             187622
  12/77           14177              13422                       4/96          394870             190385
   1/78           13137              12651                       5/96          402294             195287
   2/78           13493              12395                       6/96          395294             196032
   3/78           14584              12760                       7/96          373474             187376
   4/78           16156              13911                       8/96          389346             191334
   5/78           17161              14038                       9/96          413641             202093
   6/78           17204              13846                      10/96          415916             207665
   7/78           18995              14653                      11/96          439208             223348
   8/78           20655              15094                      12/96          429765             218924
   9/78           20044              15046                       1/97          452757             232594
  10/78           15590              13734                       2/97          448365             234420
  11/78           16943              14029                       3/97          422809             224806
  12/78           17992              14304                       4/97          439510             238214
   1/79           18735              14937                       5/97          473879             252778
   2/79           17845              14457                       6/97          493829             264016
   3/79           19833              15319                       7/97          539805             285018
   4/79           19833              15416                       8/97          520318             269063
   5/79           19171              15082                       9/97          552370             283790
   6/79           20451              15737                      10/97          527513             274323
   7/79           20893              15947                      11/97          537272             287011
   8/79           23014              16867                      12/97          541302             291937
   9/79           23412              16940                       1/98          545415             295163
  10/79           21778              15855                       2/98          587031             316439
  11/79           24870              16608                       3/98          611510             332630
  12/79           27124              16964                       4/98          622150             336036
   1/80           30525              18019                       5/98          609396             330268
   2/80           30974              18017                       6/98          640963             343674
   3/80           25488              16266                       7/98          637694             340042
   4/80           27384              17018                       8/98          530179             290914
   5/80           28932              17894                       9/98          562573             309566
   6/80           30676              18460                      10/98          592670             334707
   7/80           34468              19744                      11/98          636587             354985
   8/80           36564              19944                      12/98          720298             375428
   9/80           38509              20531                       1/99          763516             391121
  10/80           40403              20946                       2/99          726104             378967
  11/80           46739              23177                       3/99          769670             394125
  12/80           44892              22479                       4/99          767361             409387
   1/81           40951              21538                       5/99          754316             399731
   2/81           41123              21911                       6/99          807118             421854
   3/81           43969              22788                       7/99          785326             408739
   4/81           43155              22347                       8/99          780378             406716
   5/81           45710              22404                       9/99          786465             395580
   6/81           42167              22265                      10/99          821856             420602
   7/81           42108              22311                      11/99          878153             429151
   8/81           38567              21022                      12/99          971677             454392
   9/81           35605              19986                       1/00          936502             431565
  10/81           40775              21066                       2/00         1080068             423404
  11/81           41297              21934                       3/00         1104585             464799
  12/81           39438              21372                       4/00         1037095             450820
   1/82           37869              21094                       5/00          957757             441578
   2/82           35032              19914                       6/00         1026141             452453
   3/82           34080              19810                       7/00          998743             445386
   4/82           36874              20706                       8/00         1111401             473035
   5/82           34761              20000                       9/00          999372             448068
   6/82           35032              19699                      10/00          908729             446165
   7/82           34829              19349                      11/00          748702             411018
   8/82           38441              21698                      12/00          773709             413034
   9/82           40079              21968                       1/01          759704             427679
  10/82           46283              24496                       2/01          615664             388708
  11/82           51531              25485                       3/01          559701             364097
  12/82           51124              25977                       4/01          601678             392369
   1/83           53440              26943                       5/01          583929             395001
   2/83           56849              27560                       6/01          569973             385390
   3/83           59919              28578                       7/01          557148             381595
   4/83           65648              30831                       8/01          524277             357731
   5/83           70217              30562                       9/01          469857             328845
   6/83           75125              31751                      10/01          478173             335120
   7/83           71376              30815                      11/01          503851             360819
   8/83           68721              31277                      12/01          509897             363982
   9/83           70838              31708                       1/02          495518             358673
  10/83           65454              31342                       2/02          461129             351754
  11/83           69067              32003                       3/02          491379             364985
  12/83           65931              31836                       4/02          452462             342867
   1/84           60683              31658                       5/02          442236             340350
   2/84           56551              30544                       6/02          402922             316115
   3/84           57286              31073                       7/02          364362             291480
   4/84           57744              31368                       8/02          363232             293388
   5/84           54430              29631                       9/02          326946             261534
   6/84           58022              30275                      10/02          358332             284528
   7/84           56734              29899                      11/02          380262             301259
   8/84           65023              33202                      12/02          349271             283570
   9/84           62903              33210                       1/03          342844             276156
  10/84           63085              33338                       2/03          339073             272006
  11/84           60877              32964                       3/03          343244             274639
  12/84           61985              33833                       4/03          368953             297251
   1/85           69907              36470                       5/03          393894             312897
   2/85           71382              36917                       6/03          397281             316894
   3/85           70454              36940                       7/03          409001             322484
   4/85           70363              36907                       8/03          419962             328761
   5/85           76294              39038                       9/03          411647             325280
   6/85           78797              39649                      10/03          438116             343672
   7/85           77126              39592                      11/03          446046             346692
   8/85           76201              39209                      12/03          456617             364861
   9/85           72032              38026                       1/04          467941             371557
  10/85           75461              39782                       2/04          473603             376720
  11/85           81211              42511                       3/04          467920             371037
  12/85           84362              44567                       4/04          449765             365220
   1/86           86775              44817                       5/04          465641             370222
   2/86           94073              48165                       6/04          475094             377419
   3/86          101580              50853                       7/04          442217             364929
   4/86          103063              50281                       8/04          435054             366391
   5/86          111256              52955                       9/04          445625             370360
   6/86          115595              53850                      10/04          454315             376018
   7/86          107596              50840                      11/04          476258             391228
   8/86          112234              54609                      12/04          492880             404537
   9/86           99304              50094                       1/05          482677             394676
  10/86          107199              52984                       2/05          484560             402977
  11/86          108024              54271                       3/05          478115             395849
  12/86          105507              52886                       4/05          459612             388345
   1/87          121302              60008                       5/05          487970             400691
   2/87          128070              62377                       6/05          491386             401265
   3/87          130722              64178                       7/05          510648             416181
   4/87          127440              63609                       8/05          499669             412385
   5/87          128702              64159                       9/05          512161             415724
   6/87          137171              67400                      10/05          507834             408790
   7/87          145003              70815
   8/87          150948              73455
===================================================================================================================================
                                                                                                           SOURCE: LIPPER, INC.

The data shown in the chart include             This chart, which is a logarithmic
reinvested distributions, applicable         chart, presents the fluctuations in the
sales charges, Fund expenses and             value of the Fund and its indexes. We
management fees. Index results include       believe that a logarithmic chart is more
reinvested dividends, but they do not        effective than other types of charts in
reflect sales charges. Performance of an     illustrating changes in value during the
index of funds reflects fund expenses        early years shown in the chart. The
and management fees; performance of a        vertical axis, the one that indicates
market index does not. Performance shown     the dollar value of an investment, is
in the chart and table(s) does not           constructed with each segment
reflect deduction of taxes a shareholder     representing a percent change in the
would pay on Fund distributions or sale      value of the investment. In this chart,
of Fund shares. Performance of the           each segment represents a doubling, or
indexes does not reflect the effects of      100% change, in the value of the
taxes.                                       investment. In other words, the space
                                             between $10,000 and $20,000 is the same
                                             size as the space between $20,000 and
                                             $40,000, the space between $20,000 and
                                             $40,000 is the same as that between
                                             $40,000 and $80,000, and so on.

AIM WEINGARTEN FUND


========================================     ========================================     ========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 CUMULATIVE TOTAL RETURNS

As of 10/31/05, including applicable         As of 9/30/05, most recent calendar          6 months ended 10/31/05, excluding
sales charges                                quarter-end, including applicable sales      applicable sales charges
                                             charges
CLASS A SHARES                                                                            Class A Shares                    10.44%
Inception (6/17/69)         11.40%           CLASS A SHARES                               Class B Shares                     9.97
10 Years                     2.85            Inception (6/17/69)              11.46%      Class C Shares                     9.96
 5 Years                   -12.00            10 Years                          2.69       Class R Shares                    10.17
 1 Year                      5.58             5 Years                        -13.50       ========================================
                                              1 Year                           8.57
CLASS B SHARES
Inception (6/26/95)          3.62%           CLASS B SHARES
10 Years                     2.81            Inception (6/26/95)               3.74%
 5 Years                   -11.92            10 Years                          2.65
 1 Year                      5.97             5 Years                        -13.42
                                              1 Year                           9.13
CLASS C SHARES
Inception (8/4/97)          -1.42%           CLASS C SHARES
 5 Years                   -11.63            Inception (8/4/97)               -1.32%
 1 Year                      9.96             5 Years                        -13.13
                                              1 Year                          13.11
CLASS R SHARES
10 Years                     3.21%           CLASS R SHARES
 5 Years                   -11.20            10 Years                          3.06%
 1 Year                     11.37             5 Years                        -12.70
                                              1 Year                          14.76
========================================     ========================================

CLASS R SHARES' INCEPTION DATE IS JUNE       FORMANCE. PERFORMANCE FIGURES REFLECT        BEGINNING OF THE SEVENTH YEAR. THE CDSC
3, 2002. RETURNS SINCE THAT DATE ARE         REINVESTED DISTRIBUTIONS, CHANGES IN NET     ON CLASS C SHARES IS 1% FOR THE FIRST
HISTORICAL RETURNS. ALL OTHER RETURNS        ASSET VALUE AND THE EFFECT OF THE            YEAR AFTER PURCHASE. CLASS R SHARES DO
ARE BLENDED RETURNS OF HISTORICAL CLASS      MAXIMUM SALES CHARGE UNLESS OTHERWISE        NOT HAVE A FRONT-END SALES CHARGE;
R SHARE PERFORMANCE AND RESTATED CLASS A     STATED. INVESTMENT RETURN AND PRINCIPAL      RETURNS SHOWN ARE AT NET ASSET VALUE AND
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      VALUE WILL FLUCTUATE SO THAT YOU MAY         DO NOT REFLECT A 0.75% CDSC THAT MAY BE
THE INCEPTION DATE OF CLASS R SHARES) AT     HAVE A GAIN OR LOSS WHEN YOU SELL            IMPOSED ON A TOTAL REDEMPTION OF
NET ASSET VALUE, ADJUSTED TO REFLECT THE     SHARES.                                      RETIREMENT PLAN ASSETS WITHIN THE FIRST
HIGHER RULE 12B-1 FEES APPLICABLE TO                                                      YEAR.
CLASS R SHARES.                                 CLASS A SHARE PERFORMANCE REFLECTS
                                             THE MAXIMUM 5.50% SALES CHARGE, AND             THE PERFORMANCE OF THE FUND'S SHARE
   THE PERFORMANCE DATA QUOTED REPRESENT     CLASS B AND CLASS C SHARE PERFORMANCE        CLASSES WILL DIFFER DUE TO DIFFERENT
PAST PERFORMANCE AND CANNOT GUARANTEE        REFLECTS THE APPLICABLE CONTINGENT           SALES CHARGE STRUCTURES AND CLASS
COMPARABLE FUTURE RESULTS; CURRENT           DEFERRED SALES CHARGE (CDSC) FOR THE         EXPENSES.
PERFORMANCE MAY BE LOWER OR HIGHER.          PERIOD INVOLVED. THE CDSC ON CLASS B
PLEASE VISIT AIMinvestments.com FOR THE      SHARES DECLINES FROM 5% BEGINNING AT THE
MOST RECENT MONTH-END PER-                   TIME OF PURCHASE TO 0% AT THE

AIM WEINGARTEN FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION


The Board of Trustees of AIM Equity          services to be provided by AIM was           o Expense limitations and fee waivers.
Funds (the "Board") oversees the             appropriate and that AIM currently is        The Board noted that AIM has
management of AIM Weingarten Fund (the       providing satisfactory services in           contractually agreed to waive advisory
"Fund") and, as required by law,             accordance with the terms of the             fees of the Fund through December
determines annually whether to approve       Advisory Agreement.                          31, 2009 to the extent necessary so that
the continuance of the Fund's advisory                                                    the advisory fees payable by the Fund do
agreement with A I M Advisors, Inc.          o The performance of the Fund relative       not exceed a specified maximum advisory
("AIM"). Based upon the recommendation       to comparable funds. The Board reviewed      fee rate, which maximum rate includes
of the Investments Committee of the          the performance of the Fund during the       breakpoints and is based on net asset
Board, which is comprised solely of          past one, three and five calendar years      levels. The Board considered the
independent trustees, at a meeting held      against the performance of funds advised     contractual nature of this fee waiver
on June 30, 2005, the Board, including       by other advisors with investment            and noted that it remains in effect
all of the independent trustees,             strategies comparable to those of the        until December 31, 2009. The Board
approved the continuance of the advisory     Fund. The Board noted that the Fund's        considered the effect this fee waiver
agreement (the "Advisory Agreement")         performance was above the median             would have on the Fund's estimated
between the Fund and AIM for another         performance of such comparable funds for     expenses and concluded that the levels
year, effective July 1, 2005.                the one year period and below such           of fee waivers/expense limitations for
                                             median performance for the three and         the Fund were fair and reasonable.
   The Board considered the factors          five year periods. Based on this review,
discussed below in evaluating the            the Board concluded that no changes          o Breakpoints and economies of scale.
fairness and reasonableness of the           should be made to the Fund and that it       The Board reviewed the structure of the
Advisory Agreement at the meeting on         was not necessary to change the Fund's       Fund's advisory fee under the Advisory
June 30, 2005 and as part of the Board's     portfolio management team at this time.      Agreement, noting that it includes two
ongoing oversight of the Fund. In their                                                   breakpoints. The Board reviewed the
deliberations, the Board and the             o The performance of the Fund relative       level of the Fund's advisory fees, and
independent trustees did not identify        to indices. The Board reviewed the           noted that such fees, as a percentage of
any particular factor that was               performance of the Fund during the past      the Fund's net assets, have decreased as
controlling, and each trustee attributed     one, three and five calendar years           net assets increased because the
different weights to the various             against the performance of the Lipper        Advisory Agreement includes breakpoints.
factors.                                     Large Cap Growth Index. The Board noted      The Board noted that AIM has
                                             that the Fund's performance was              contractually agreed to waive advisory
   One of the responsibilities of the        comparable to the performance of such        fees of the Fund through December
Senior Officer of the Fund, who is           Index for the one year period and below      31, 2009 to the extent necessary so that
independent of AIM and AIM's affiliates,     such Index for the three and five year       the advisory fees payable by the Fund do
is to manage the process by which the        periods. Based on this review, the Board     not exceed a specified maximum advisory
Fund's proposed management fees are          concluded that no changes should be made     fee rate, which maximum rate includes
negotiated to ensure that they are           to the Fund and that it was not              breakpoints and is based on net asset
negotiated in a manner which is at arm's     necessary to change the Fund's portfolio     levels. The Board concluded that the
length and reasonable. To that end, the      management team at this time.                Fund's fee levels under the Advisory
Senior Officer must either supervise a                                                    Agreement therefore reflect economies of
competitive bidding process or prepare       o Meeting with the Fund's portfolio          scale and that it was not necessary to
an independent written evaluation. The       managers and investment personnel. With      change the advisory fee breakpoints in
Senior Officer has recommended an            respect to the Fund, the Board is            the Fund's advisory fee schedule.
independent written evaluation in lieu       meeting periodically with such Fund's
of a competitive bidding process and,        portfolio managers and/or other              o Investments in affiliated money market
upon the direction of the Board, has         investment personnel and believes that       funds. The Board also took into account
prepared such an independent written         such individuals are competent and able      the fact that uninvested cash and cash
evaluation. Such written evaluation also     to continue to carry out their               collateral from securities lending
considered certain of the factors            responsibilities under the Advisory          arrangements (collectively, "cash
discussed below. In addition, as             Agreement.                                   balances") of the Fund may be invested
discussed below, the Senior Officer made                                                  in money market funds advised by AIM
certain recommendations to the Board in      o Overall performance of AIM. The Board      pursuant to the terms of an SEC
connection with such written evaluation.     considered the overall performance of        exemptive order. The Board found that
                                             AIM in providing investment advisory and     the Fund may realize certain benefits
   The discussion below serves as a          portfolio administrative services to the     upon investing cash balances in AIM
summary of the Senior Officer's              Fund and concluded that such performance     advised money market funds, including a
independent written evaluation and           was satisfactory.                            higher net return, increased liquidity,
recommendations to the Board in                                                           increased diversification or decreased
connection therewith, as well as a           o Fees relative to those of clients of       transaction costs. The Board also found
discussion of the material factors and       AIM with comparable investment               that the Fund will not receive reduced
the conclusions with respect thereto         strategies. The Board reviewed the           services if it invests its cash balances
that formed the basis for the Board's        advisory fee rate for the Fund under the     in such money market funds. The Board
approval of the Advisory Agreement.          Advisory Agreement. The Board noted          noted that, to the extent the Fund
After consideration of all of the            that, based on the Fund's current assets     invests in affiliated money market
factors below and based on its informed      and taking account of the breakpoints in     funds, AIM has voluntarily agreed to
business judgment, the Board determined      the Fund's advisory fee schedule, this       waive a portion of the advisory fees it
that the Advisory Agreement is in the        rate was comparable to the advisory fee      receives from the Fund attributable to
best interests of the Fund and its           rates for a variable insurance fund          such investment. The Board further
shareholders and that the compensation       advised by AIM and offered to insurance      determined that the proposed securities
to AIM under the Advisory Agreement is       company separate accounts with               lending program and related procedures
fair and reasonable and would have been      investment strategies comparable to          with respect to the lending Fund is in
obtained through arm's length                those of the Fund. The Board noted that      the best interests of the lending Fund
negotiations.                                AIM has agreed to waive advisory fees of     and its respective shareholders. The
                                             the Fund, as discussed below. Based on       Board therefore concluded that the
o The nature and extent of the advisory      this review, the Board concluded that        investment of cash collateral received
services to be provided by AIM. The          the advisory fee rate for the Fund under     in connection with the securities
Board reviewed the services to be            the Advisory Agreement was fair and          lending program in the money market
provided by AIM under the Advisory           reasonable.                                  funds according to the procedures is in
Agreement. Based on such review, the                                                      the best interests of the lending Fund
Board concluded that the range of            o Fees relative to those of comparable       and its respective shareholders.
services to be provided by AIM under the     funds with other advisors. The Board
Advisory Agreement was appropriate and       reviewed the advisory fee rate for the       o Independent written evaluation and
that AIM currently is providing services     Fund under the Advisory Agreement. The       recommendations of the Fund's Senior
in accordance with the terms of the          Board compared effective contractual         Officer. The Board noted that, upon
Advisory Agreement.                          advisory fee rates at a common asset         their direction, the Senior Officer of
                                             level and noted that the Fund's rate was     the Fund, who is independent of AIM and
o The quality of services to be provided     comparable to the median rate of the         AIM's affiliates, had prepared an
by AIM. The Board reviewed the               funds advised by other advisors with         independent written evaluation in order
credentials and experience of the            investment strategies comparable to          to assist the Board in determining the
officers and employees of AIM who will       those of the Fund that the Board             reasonableness of the proposed
provide investment advisory services to      reviewed. The Board noted that AIM has       management fees of the AIM Funds,
the Fund. In reviewing the                   agreed to waive advisory fees of the         including the Fund. The Board noted that
qualifications of AIM to provide             Fund, as discussed below. Based on this      the Senior Officer's written evaluation
investment advisory services, the Board      review, the Board concluded that the         had been relied upon by the Board in
reviewed the qualifications of AIM's         advisory fee rate for the Fund under the     this regard in lieu of a competitive
investment personnel and considered such     Advisory Agreement was fair and              bidding process. In determining whether
issues as AIM's portfolio and product        reasonable.                                  to continue
review process, various back office
support functions provided by AIM. Based
on the review of these and other
factors, the Board concluded that the
quality of
                                                                                                                         (continued)

AIM WEINGARTEN FUND


the Advisory Agreement for the Fund, the     including maintaining an internal            the one year period and below such
Board considered the Senior Officer's        controls committee and retaining an          median performance for the three and
written evaluation and the                   independent compliance consultant, and       five year periods. Based on this review,
recommendation made by the Senior            the fact that AIM has undertaken to          the Board concluded that no changes
Officer to the Board that the Board          cause the Fund to operate in accordance      should be made to the Fund and that it
consider implementing a process to           with certain governance policies and         was not necessary to change the Fund's
assist them in more closely monitoring       practices. The Board concluded that          portfolio management team at this time.
the performance of the AIM Funds. The        these actions indicated a good faith
Board concluded that it would be             effort on the part of AIM to adhere to       o The performance of the Fund relative
advisable to implement such a process as     the highest ethical standards, and           to indices. The Board reviewed the
soon as reasonably practicable.              determined that the current regulatory       performance of the Fund during the past
                                             and litigation environment to which AIM      one, three and five calendar years
o Profitability of AIM and its               is subject should not prevent the Board      against the performance of the Lipper
affiliates. The Board reviewed               from continuing the Advisory Agreement       Large Cap Growth Index. The Board noted
information concerning the profitability     for the Fund.                                that the Fund's performance was
of AIM's (and its affiliates')                                                            comparable to the performance of such
investment advisory and other activities     APPROVAL OF SUB-ADVISORY AGREEMENT           Index for the one year period and below
and its financial condition. The Board                                                    such Index for the three and five year
considered the overall profitability of      The Board oversees the management of the     periods. Based on this review, the Board
AIM, as well as the profitability of AIM     Fund and, as required by law, determines     concluded that no changes should be made
in connection with managing the Fund.        annually whether to approve the              to the Fund and that it was not
The Board noted that AIM's operations        continuance of the Fund's sub-advisory       necessary to change the Fund's portfolio
remain profitable, although increased        agreement. Based upon the recommendation     management team at this time.
expenses in recent years have reduced        of the Investments Committee of the
AIM's profitability. Based on the review     Board, which is comprised solely of          o Meetings with the Fund's portfolio
of the profitability of AIM's and its        independent trustees, at a meeting held      managers and investment personnel. The
affiliates' investment advisory and          on June 30, 2005, the Board, including       Board is meeting periodically with the
other activities and its financial           all of the independent trustees,             Fund's portfolio managers and/or other
condition, the Board concluded that the      approved the continuance of the              investment personnel and believes that
compensation to be paid by the Fund to       sub-advisory agreement (the                  such individuals are competent and able
AIM under its Advisory Agreement was not     "Sub-Advisory Agreement") between A I M      to continue to carry out
excessive.                                   Capital Management, Inc. (the                their responsibilities under the
                                             "Sub-Advisor") and AIM with respect to       Sub-Advisory Agreement.
o Benefits of soft dollars to AIM. The       the Fund for another year, effective
Board considered the benefits realized       July 1, 2005.                                o Overall performance of the
by AIM as a result of brokerage                                                           Sub-Advisor. The Board considered the
transactions executed through "soft             The Board considered the factors          overall performance of the Sub-Advisor
dollar" arrangements. Under these            discussed below in evaluating the            in providing investment advisory
arrangements, brokerage commissions paid     fairness and reasonableness of the           services to the Fund and concluded that
by the Fund and/or other funds advised       Sub-Advisory Agreement at the meeting on     such performance was satisfactory.
by AIM are used to pay for research and      June 30, 2005 and as part of the Board's
execution services. This research is         ongoing oversight of the Fund. In their      o Advisory fees, expense limitations and
used by AIM in making investment             deliberations, the Board and the             fee waivers, and breakpoints and
decisions for the Fund. The Board            independent trustees did not identify        economies of scale. In reviewing these
concluded that such arrangements were        any particular factor that was               factors, the Board considered only the
appropriate.                                 controlling, and each trustee attributed     advisory fees charged to the Fund by AIM
                                             different weights to the various             and did not consider the sub-advisory
o AIM's financial soundness in light of      factors.                                     fees paid by AIM to the Sub-Advisor. The
the Fund's needs. The Board considered                                                    Board believes that this approach is
whether AIM is financially sound and has        The discussion below serves as a          appropriate because the sub-advisory
the resources necessary to perform its       discussion of the material factors and       fees have no effect on the Fund or its
obligations under the Advisory               the conclusions with respect thereto         shareholders, as they are paid by AIM
Agreement, and concluded that AIM has        that formed the basis for the Board's        rather than the Fund. Furthermore, AIM
the financial resources necessary to         approval of the Sub-Advisory Agreement.      and the Sub-Advisor are affiliates and
fulfill its obligations under the            After consideration of all of the            the Board believes that the allocation
Advisory Agreement.                          factors below and based on its informed      of fees between them is a business
                                             business judgment, the Board determined      matter, provided that the advisory fees
o Historical relationship between the        that the Sub-Advisory Agreement is in        charged to the Fund are fair and
Fund and AIM. In determining whether to      the best interests of the Fund and its       reasonable.
continue the Advisory Agreement for the      shareholders.
Fund, the Board also considered the                                                       o Profitability of AIM and its
prior relationship between AIM and the       o The nature and extent of the advisory      affiliates. The Board reviewed
Fund, as well as the Board's knowledge       services to be provided by the               information concerning the profitability
of AIM's operations, and concluded that      Sub-Advisor. Board reviewed the services     of AIM's (and its affiliates')
it was beneficial to maintain the            to be provided by the Sub-Advisor under      investment advisory and other activities
current relationship, in part, because       the Sub-Advisory Agreement. Based on         and its financial condition. The Board
of such knowledge. The Board also            such review, the Board concluded that        considered the overall profitability of
reviewed the general nature of the           the range of services to be provided by      AIM, as well as the profitability of AIM
non-investment advisory services             the Sub-Advisor under the Sub-Advisory       in connection with managing the Fund.
currently performed by AIM and its           Agreement was appropriate and that the       The Board noted that AIM's operations
affiliates, such as administrative,          Sub-Advisor currently is providing           remain profitable, although increased
transfer agency and distribution             services in accordance with the terms of     expenses in recent years have reduced
services, and the fees received by AIM       the Sub-Advisory Agreement.                  AIM's profitability. Based on the review
and its affiliates for performing such                                                    of the profitability of AIM's and its
services. In addition to reviewing such      o The quality of services to be provided     affiliates' investment advisory and
services, the trustees also considered       by the Sub-Advisor. The Board reviewed       other activities and its financial
the organizational structure employed by     the credentials and experience of the        condition, the Board concluded that the
AIM and its affiliates to provide those      officers and employees of the                compensation to be paid by the Fund to
services. Based on the review of these       Sub-Advisor who will provide investment      AIM under its Advisory Agreement was not
and other factors, the Board concluded       advisory services to the Fund. Based on      excessive.
that AIM and its affiliates were             the review of these and other factors,
qualified to continue to provide             the Board concluded that the quality of      o The Sub-Advisor's financial soundness
non-investment advisory services to the      services to be provided by the               in light of the Fund's needs. The Board
Fund, including administrative, transfer     Sub-Advisor was appropriate, and that        considered whether the Sub-Advisor is
agency and distribution services, and        the Sub-Advisor currently is providing       financially sound and has the resources
that AIM and its affiliates currently        satisfactory services in accordance with     necessary to perform its obligations
are providing satisfactory                   the terms of the Sub-Advisory Agreement.     under the Sub-Advisory Agreement, and
non-investment advisory services.                                                         concluded that the Sub-Advisor has the
                                             o The performance of the Fund relative       financial resources necessary to fulfill
o Other factors and current trends. In       to comparable funds. The Board reviewed      its obligations under the Sub-Advisory
determining whether to continue the          the performance of the Fund during the       Agreement.
Advisory Agreement for the Fund, the         past one, three and five calendar years
Board considered the fact that AIM,          against the performance of funds advised
along with others in the mutual fund         by other advisors with investment
industry, is subject to regulatory           strategies comparable to those of the
inquiries and litigation related to a        Fund. The Board noted that the Fund's
wide range of issues. The Board also         performance was above the median
considered the governance and compliance     performance of such comparable funds for
reforms being undertaken by AIM and its
affiliates,

     SUPPLEMENT TO ANNUAL REPORT DATED 10/31/05

AIM WEINGARTEN FUND

                                             ========================================

INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                       PLEASE NOTE THAT PAST PERFORMANCE
                                             For periods ended 10/31/05                   IS NOT INDICATIVE OF FUTURE RESULTS.
The following information has been                                                        MORE RECENT RETURNS MAY BE MORE OR LESS
prepared to provide Institutional Class      Inception (10/8/91)                6.23%     THAN THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview     10 Years                           3.94      REINVESTMENT OF DISTRIBUTIONS AT NET
specific to their holdings.                   5 Years                         -10.49      ASSET VALUE. INVESTMENT RETURN AND
Institutional Class shares are offered        1 Year                           12.33      PRINCIPAL VALUE WILL FLUCTUATE SO YOUR
exclusively to institutional investors,       6 Months*                        10.68      SHARES, WHEN REDEEMED, MAY BE WORTH MORE
including defined contribution plans                                                      OR LESS THAN THEIR ORIGINAL COST. SEE
that meet certain criteria.                  ========================================     FULL REPORT FOR INFORMATION ON
                                                                                          COMPARATIVE BENCHMARKS. PLEASE CONSULT
                                             AVERAGE ANNUAL TOTAL RETURNS                 YOUR FUND PROSPECTUS FOR MORE
                                             For periods ended 9/30/05, most recent       INFORMATION. FOR THE MOST CURRENT
                                             calendar quarter-end                         MONTH-END PERFORMANCE, PLEASE CALL
                                                                                          800-451-4246 OR VISIT
                                             Inception (10/8/91)                6.33%     AIMINVESTMENTS.COM.
                                             10 Years                           3.78
                                              5 Years                         -12.02
                                              1 Year                           15.54
                                              6 Months*                         7.37

                                             * Cumulative total return that has not
                                               been annualized

                                             ========================================

                                             INSTITUTIONAL CLASS SHARES HAVE NO SALES
                                             CHARGE; THEREFORE, PERFORMANCE IS AT NET
                                             ASSET VALUE (NAV). PERFORMANCE OF
                                             INSTITUTIONAL CLASS SHARES WILL DIFFER
                                             FROM PERFORMANCE OF OTHER SHARE CLASS-
                                             ES DUE TO DIFFERING SALES CHARGES AND
                                             CLASS EXPENSES.

========================================

NASDAQ SYMBOL                     IWEIX

========================================

                                                                                       Over for information on your Fund's expenses.

                                                 FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                        [YOUR GOALS.
                                                        OUR SOLUTIONS.]                        [AIM INVESTMENTS LOGO]
                                                   - REGISTERED TRADEMARK -                  - REGISTERED TRADEMARK -
AIMINVESTMENTS.COM      WEI-INS-1

     INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      divide your account value by $1,000 (for           The hypothetical account values
                                             example, an $8,600 account value divided     and expenses may not be used to estimate
As a shareholder of the Fund, you incur      by $1,000 = 8.6), then multiply the          the actual ending account balance or
ongoing costs, including management          result by the number in the table under      expenses you paid for the period. You
fees and other Fund expenses. This           the heading entitled "Actual Expenses        may use this information to compare the
example is intended to help you              Paid During Period" to estimate the          ongoing costs of investing in the Fund
understand your ongoing costs (in            expenses you paid on your account during     and other funds. To do so, compare this
dollars) of investing in the Fund and to     this period.                                 5% hypothetical example with the 5%
compare these costs with ongoing costs                                                    hypothetical examples that appear in the
of investing in other mutual funds. The      HYPOTHETICAL EXAMPLE FOR COMPARISON          shareholder reports of the other funds.
example is based on an investment of         PURPOSES
$1,000 invested at the beginning of the                                                         Please note that the expenses
period and held for the entire period        The table below also provides                shown in the table are meant to
May 1, 2005, through October 31, 2005.       information about hypothetical account       highlight your ongoing costs only.
                                             values and hypothetical expenses based       Therefore, the hypothetical informa-
ACTUAL EXPENSES                              on the Fund's actual expense ratio and       tion is useful in comparing ongoing
                                             an assumed rate of return of 5% per year     costs only, and will not help you
The table below provides information         before expenses, which is not the Fund's     determine the relative total costs of
about actual account values and actual       actual return. The Fund's actual cumu-       owning different funds.
expenses. You may use the information in     lative total return after expenses for
this table, together with the amount you     the six months ended October 31, 2005,
invested, to estimate the expenses that      appears in the table on the front of
you paid over the period. Simply             this supplement.

====================================================================================================================================
                                                    ACTUAL                         HYPOTHETICAL
                                                                        (5% ANNUAL RETURN BEFORE EXPENSES)

                       BEGINNING           ENDING           EXPENSES        ENDING              EXPENSES      ANNUALIZED
   SHARE             ACCOUNT VALUE      ACCOUNT VALUE     PAID DURING    ACCOUNT VALUE        PAID DURING       EXPENSE
   CLASS               (5/1/05)         (10/31/05)(1)      PERIOD(2)       (10/31/05)           PERIOD(2)        RATIO
Institutional         $ 1,000.00         $ 1,106.80         $  4.25        $ 1,021.17            $4.08            0.80%

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2005, through October 31,
   2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended October 31, 2005, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

====================================================================================================================================

AIMINVESTMENTS.COM          WEI-INS-1

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2005

                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-99.78%

AEROSPACE & DEFENSE-3.64%

Boeing Co. (The)                                  575,000   $   37,168,000
--------------------------------------------------------------------------
General Dynamics Corp.                            215,000       25,004,500
--------------------------------------------------------------------------
Precision Castparts Corp.                         495,259       23,455,466
==========================================================================
                                                                85,627,966
==========================================================================

APPAREL RETAIL-1.05%

Chico's FAS, Inc.(a)                              625,000       24,712,500
==========================================================================

APPLICATION SOFTWARE-1.91%

Amdocs Ltd.(a)                                  1,700,000       44,999,000
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.96%

Legg Mason, Inc.                                  210,000       22,535,100
==========================================================================

BIOTECHNOLOGY-4.24%

Amgen Inc.(a)                                     550,000       41,668,000
--------------------------------------------------------------------------
Genzyme Corp.(a)                                  315,000       22,774,500
--------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          750,000       35,437,500
==========================================================================
                                                                99,880,000
==========================================================================

BROADCASTING & CABLE TV-0.67%

XM Satellite Radio Holdings Inc.-Class
  A(a)(b)                                         550,000       15,856,500
==========================================================================

COMMUNICATIONS EQUIPMENT-3.91%

Cisco Systems, Inc.(a)                          1,400,000       24,430,000
--------------------------------------------------------------------------
QUALCOMM Inc.                                   1,700,000       67,592,000
==========================================================================
                                                                92,022,000
==========================================================================

COMPUTER & ELECTRONICS RETAIL-1.01%

Best Buy Co., Inc.                                540,000       23,900,400
==========================================================================

COMPUTER HARDWARE-3.37%

Apple Computer, Inc.(a)                           825,000       47,511,750
--------------------------------------------------------------------------
Dell Inc.(a)                                    1,000,000       31,880,000
==========================================================================
                                                                79,391,750
==========================================================================

COMPUTER STORAGE & PERIPHERALS-2.06%

EMC Corp.(a)                                    3,475,000       48,511,000
==========================================================================

CONSUMER FINANCE-0.77%

American Express Co.                              365,000       18,166,050
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.45%

Alliance Data Systems Corp.(a)                    300,000       10,668,000
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------

DEPARTMENT STORES-3.24%

Federated Department Stores, Inc.                 275,000   $   16,876,750
--------------------------------------------------------------------------
J.C. Penney Co., Inc.                             500,000       25,600,000
--------------------------------------------------------------------------
Nordstrom, Inc.                                   975,000       33,783,750
==========================================================================
                                                                76,260,500
==========================================================================

DIVERSIFIED BANKS-1.33%

Kookmin Bank (South Korea)(c)                     220,000       12,646,988
--------------------------------------------------------------------------
Bank of America Corp.                             425,000       18,589,500
==========================================================================
                                                                31,236,488
==========================================================================

DIVERSIFIED CHEMICALS-0.50%

Dow Chemical Co. (The)                            255,000       11,694,300
==========================================================================

DRUG RETAIL-0.93%

CVS Corp.                                         900,000       21,969,000
==========================================================================

FOOTWEAR-1.02%

NIKE, Inc.-Class B                                285,000       23,954,250
==========================================================================

GENERAL MERCHANDISE STORES-1.65%

Target Corp.                                      700,000       38,983,000
==========================================================================

HEALTH CARE EQUIPMENT-1.16%

Bard (C.R.), Inc.                                 255,000       15,906,900
--------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   250,000       11,390,000
==========================================================================
                                                                27,296,900
==========================================================================

HEALTH CARE FACILITIES-1.25%

HCA Inc.                                          610,000       29,395,900
==========================================================================

HEALTH CARE SERVICES-1.28%

Caremark Rx, Inc.(a)                              575,000       30,130,000
==========================================================================

HEALTH CARE SUPPLIES-2.12%

Alcon, Inc. (Switzerland)                         375,000       49,837,500
==========================================================================

HOME ENTERTAINMENT SOFTWARE-0.66%

Electronic Arts Inc.(a)                           275,000       15,642,000
==========================================================================

HOME IMPROVEMENT RETAIL-1.96%

Home Depot, Inc. (The)                          1,125,000       46,170,000
==========================================================================

HOUSEHOLD PRODUCTS-1.62%

Procter & Gamble Co. (The)                        682,500       38,213,175
==========================================================================

HOUSEWARES & SPECIALTIES-0.73%

Fortune Brands, Inc.                              225,000       17,093,250
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-2.77%

Textron Inc.                                      350,000   $   25,214,000
--------------------------------------------------------------------------
Tyco International Ltd.                         1,520,000       40,112,800
==========================================================================
                                                                65,326,800
==========================================================================

INTEGRATED OIL & GAS-2.75%

ConocoPhillips                                    600,000       39,228,000
--------------------------------------------------------------------------
Occidental Petroleum Corp.                        325,000       25,636,000
==========================================================================
                                                                64,864,000
==========================================================================

INTERNET RETAIL-2.28%

Amazon.com, Inc.(a)                               550,000       21,934,000
--------------------------------------------------------------------------
eBay Inc.(a)                                      800,000       31,680,000
==========================================================================
                                                                53,614,000
==========================================================================

INTERNET SOFTWARE & SERVICES-4.80%

Google Inc.-Class A(a)                            125,000       46,517,500
--------------------------------------------------------------------------
Yahoo! Inc.(a)                                  1,800,000       66,546,000
==========================================================================
                                                               113,063,500
==========================================================================

INVESTMENT BANKING & BROKERAGE-5.24%

Goldman Sachs Group, Inc. (The)                   545,000       68,871,650
--------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                     300,000       35,901,000
--------------------------------------------------------------------------
Schwab (Charles) Corp. (The)                    1,225,000       18,620,000
==========================================================================
                                                               123,392,650
==========================================================================

MANAGED HEALTH CARE-5.99%

Aetna Inc.                                        815,000       72,176,400
--------------------------------------------------------------------------
CIGNA Corp.                                       318,000       36,846,660
--------------------------------------------------------------------------
WellPoint, Inc.(a)                                430,000       32,112,400
==========================================================================
                                                               141,135,460
==========================================================================

MOVIES & ENTERTAINMENT-0.52%

Pixar(a)                                          240,000       12,175,200
==========================================================================

MULTI-LINE INSURANCE-1.07%

Hartford Financial Services Group, Inc. (The)     315,000       25,121,250
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.10%

BJ Services Co.                                 1,200,000       41,700,000
--------------------------------------------------------------------------
National-Oilwell Varco Inc.(a)                    500,000       31,235,000
==========================================================================
                                                                72,935,000
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.54%

Burlington Resources Inc.                         175,000       12,638,500
==========================================================================

OIL & GAS REFINING & MARKETING-1.34%

Valero Energy Corp.                               300,000       31,572,000
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------

PHARMACEUTICALS-6.19%

Novartis A.G.-ADR (Switzerland)                   575,000   $   30,946,500
--------------------------------------------------------------------------
Roche Holding A.G. (Switzerland)                  240,000       35,858,966
--------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(b)                                     500,000       17,920,000
--------------------------------------------------------------------------
Johnson & Johnson                                 975,000       61,054,500
==========================================================================
                                                               145,779,966
==========================================================================

PROPERTY & CASUALTY INSURANCE-1.01%

Allstate Corp. (The)                              450,000       23,755,500
==========================================================================

RAILROADS-0.88%

Burlington Northern Santa Fe Corp.                335,000       20,790,100
==========================================================================

RESTAURANTS-1.03%

YUM! Brands, Inc.                                 475,000       24,163,250
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.74%

KLA-Tencor Corp.                                  375,000       17,358,750
==========================================================================

SEMICONDUCTORS-8.27%

Marvell Technology Group Ltd. (Singapore)(a)      575,000       26,685,750
--------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)                             3,070,900       24,812,872
--------------------------------------------------------------------------
Analog Devices, Inc.                            1,700,000       59,126,000
--------------------------------------------------------------------------
Freescale Semiconductor Inc.-Class B(a)           875,000       20,895,000
--------------------------------------------------------------------------
Microchip Technology Inc.                       1,050,000       31,678,500
--------------------------------------------------------------------------
National Semiconductor Corp.                    1,400,000       31,682,000
==========================================================================
                                                               194,880,122
==========================================================================

SPECIALIZED FINANCE-0.85%

Chicago Mercantile Exchange Holdings Inc.          55,000       20,083,250
==========================================================================

SPECIALTY CHEMICALS-0.83%

Rohm and Haas Co.                                 450,000       19,588,500
==========================================================================

SPECIALTY STORES-1.52%

Office Depot, Inc.(a)                           1,300,000       35,789,000
==========================================================================

SYSTEMS SOFTWARE-3.63%

Oracle Corp.(a)                                 3,425,000       43,429,000
--------------------------------------------------------------------------
Symantec Corp.(a)                               1,765,000       42,095,250
==========================================================================
                                                                85,524,250
==========================================================================

THRIFTS & MORTGAGE FINANCE-0.94%

MGIC Investment Corp.                             375,000       22,215,000
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,894,305,723)                        2,349,912,577
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------
MONEY MARKET FUNDS-0.51%

Liquid Assets Portfolio-Institutional
  Class(d)                                      6,032,595   $    6,032,595
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)     6,032,595        6,032,595
==========================================================================
    Total Money Market Funds (Cost
      $12,065,190)                                              12,065,190
==========================================================================
TOTAL INVESTMENTS-100.29% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,906,370,913)                                            2,361,977,767
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH

MONEY MARKET FUNDS-0.75%

Liquid Assets Portfolio-Institutional
  Class(d)(e)                                  17,633,925   $   17,633,925
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $17,633,925)                                        17,633,925
==========================================================================
TOTAL INVESTMENTS-101.04% (Cost
  $1,924,004,838)                                            2,379,611,692
==========================================================================
OTHER ASSETS LESS LIABILITIES-(1.04%)                          (24,486,627)
==========================================================================
NET ASSETS-100.00%                                          $2,355,125,065
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at October 31, 2005.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The value of this security at October 31, 2005 represented 0.54% of the Fund's Net Assets. See Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS:

Investments, at value (cost $1,894,305,723)*  $2,349,912,577
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $29,699,115)                              29,699,115
============================================================
     Total Investments (Cost $1,924,004,838)   2,379,611,692
============================================================
Receivables for:
  Investments sold                                39,992,832
------------------------------------------------------------
  Fund shares sold                                   539,346
------------------------------------------------------------
  Dividends                                        1,248,556
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               259,575
------------------------------------------------------------
Other assets                                         101,428
============================================================
     Total assets                              2,421,753,429
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                           40,143,507
------------------------------------------------------------
  Fund shares reacquired                           5,486,411
------------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                590,292
------------------------------------------------------------
  Collateral upon return of securities
     loaned                                       17,633,925
------------------------------------------------------------
Accrued distribution fees                            855,161
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             5,031
------------------------------------------------------------
Accrued transfer agent fees                        1,323,604
------------------------------------------------------------
Accrued operating expenses                           590,433
============================================================
     Total liabilities                            66,628,364
============================================================
Net assets applicable to shares outstanding   $2,355,125,065
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                 $5,054,539,780
------------------------------------------------------------
Undistributed net investment income (loss)          (531,198)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and option contracts                        (3,154,490,371)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and option contracts                455,606,854
============================================================
                                              $2,355,125,065
____________________________________________________________
============================================================


NET ASSETS:

Class A                                       $1,720,672,237
____________________________________________________________
============================================================
Class B                                       $  511,024,311
____________________________________________________________
============================================================
Class C                                       $  119,790,779
____________________________________________________________
============================================================
Class R                                       $    1,855,933
____________________________________________________________
============================================================
Institutional Class                           $    1,781,805
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          128,158,915
____________________________________________________________
============================================================
Class B                                           41,761,379
____________________________________________________________
============================================================
Class C                                            9,781,712
____________________________________________________________
============================================================
Class R                                              139,293
____________________________________________________________
============================================================
Institutional Class                                  124,613
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        13.43
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $13.43 divided by
       94.50%)                                $        14.21
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                    $        12.24
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                    $        12.25
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                    $        13.32
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                    $        14.30
____________________________________________________________
============================================================

* At October 31, 2005, securities with an aggregate value of $17,453,893 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $110,467)        $ 19,591,116
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $74,827, less compensation to
  counterparties of $1,372,436)                                    373,045
==========================================================================
    Total investment income                                     19,964,161
==========================================================================

EXPENSES:

Advisory fees                                                   14,894,347
--------------------------------------------------------------------------
Administrative services fees                                       489,142
--------------------------------------------------------------------------
Custodian fees                                                     176,622
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        5,000,109
--------------------------------------------------------------------------
  Class B                                                        4,434,705
--------------------------------------------------------------------------
  Class C                                                          890,560
--------------------------------------------------------------------------
  Class R                                                            8,489
--------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                             8,946,794
--------------------------------------------------------------------------
Transfer agent fees -- Institutional                                 1,806
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          101,591
--------------------------------------------------------------------------
Other                                                              870,972
==========================================================================
    Total expenses                                              35,815,137
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (379,260)
==========================================================================
    Net expenses                                                35,435,877
==========================================================================
Net investment income (loss)                                   (15,471,716)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities (includes gains (losses) from
    securities sold to affiliates of $(2,661,214))             355,774,364
--------------------------------------------------------------------------
  Foreign currencies                                               109,924
--------------------------------------------------------------------------
  Option contracts written                                       2,439,287
==========================================================================
                                                               358,323,575
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (97,738,530)
--------------------------------------------------------------------------
  Option contracts written                                        (157,245)
==========================================================================
                                                               (97,895,775)
==========================================================================
Net gain from investment securities, foreign currencies and
  option contracts                                             260,427,800
==========================================================================
Net increase in net assets resulting from operations          $244,956,084
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2005 and 2004

                                                                   2005              2004
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (15,471,716)   $  (21,767,576)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                              358,323,575       236,255,314
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                    (97,895,775)     (114,821,148)
==============================================================================================
    Net increase in net assets resulting from operations         244,956,084        99,666,590
==============================================================================================
Share transactions-net:
  Class A                                                       (320,580,173)     (395,056,301)
----------------------------------------------------------------------------------------------
  Class B                                                         35,550,092      (138,803,397)
----------------------------------------------------------------------------------------------
  Class C                                                         34,112,393       (15,793,039)
----------------------------------------------------------------------------------------------
  Class R                                                            231,144         1,126,374
----------------------------------------------------------------------------------------------
  Institutional Class                                               (187,992)         (547,138)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (250,874,536)     (549,073,501)
==============================================================================================
    Net increase (decrease) in net assets                         (5,918,452)     (449,406,911)
==============================================================================================

NET ASSETS:

  Beginning of year                                            2,361,043,517     2,810,450,428
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(531,198) and $(484,385), respectively)        $2,355,125,065    $2,361,043,517
______________________________________________________________________________________________
==============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

J. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

K. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund paid an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $30 million                                             1.00%
--------------------------------------------------------------------
Next $320 million                                             0.75%
--------------------------------------------------------------------
Over $350 million                                             0.625%
 ___________________________________________________________________
====================================================================


    Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.695%
--------------------------------------------------------------------
Next $250 million                                             0.67%
--------------------------------------------------------------------
Next $500 million                                             0.645%
--------------------------------------------------------------------
Next $1.5 billion                                             0.62%
--------------------------------------------------------------------
Next $2.5 billion                                             0.595%
--------------------------------------------------------------------
Next $2.5 billion                                             0.57%
--------------------------------------------------------------------
Next $2.5 billion                                             0.545%
--------------------------------------------------------------------
Over $10 billion                                              0.52%
 ___________________________________________________________________
====================================================================


    Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM paid AIM Capital 50% of the amount paid by the Fund to AIM. Effective October 31, 2005, the master sub-advisory agreement between AIM and AIM Capital was terminated.

    Effective July 18, 2005, AIM voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.90%, 2.65%, 2.65%, 2.15% and 1.65% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended October 31, 2005, AIM waived fees of $159,568.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $152,501.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended October 31, 2005, AIM was paid $489,142.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended October 31, 2005, the Fund paid AISI $8,946,794 for Class A, Class B, Class C and Class R share classes and $1,806 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to July 1, 2005, the Fund paid ADI 0.30% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to selected dealers and financial institutions who furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2005, the Class A, Class B, Class C and Class R shares paid $5,000,109, $4,434,705, $890,560 and $8,489, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2005, ADI advised the Fund that it retained $170,928 in front-end sales commissions from the sale of Class A shares and $3,305, $215,389, $11,937 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIM Capital, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2005.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      10/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
    Class         $ 6,546,085     $  380,373,320    $  (380,886,810)       $  --          $ 6,032,595     $148,749        $  --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
    Class           6,546,085        380,373,320       (380,886,810)          --            6,032,595      149,469           --
==================================================================================================================================
  Subtotal        $13,092,170     $  760,746,640    $  (761,773,620)       $  --          $12,065,190     $298,218        $  --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      10/31/05        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $        --     $  216,548,136    $  (198,914,211)       $  --          $17,633,925     $ 23,907        $  --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            40,952,850        430,612,220       (471,565,070)          --                   --       50,920           --
==================================================================================================================================
  Subtotal        $40,952,850     $  647,160,356    $  (670,479,281)       $  --          $17,633,925     $ 74,827        $  --
==================================================================================================================================
  Total           $54,045,020     $1,407,906,996    $(1,432,252,901)       $  --          $29,699,115     $373,045        $  --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2005, the Fund engaged in securities purchases of $35,918,457 and sales of $13,926,851, which resulted in net realized gains (losses) of $(2,661,214).

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2005, the Fund received credits from this arrangement which resulted in the reduction of the Fund's total expenses of $67,191.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2005, the Fund paid legal fees of $9,242 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    During the year ended October 31, 2005, the average interfund borrowings for the 20 days the borrowings were outstanding was $6,672,883 with a weighted average interest rate of 2.60% and interest expense of $9,493.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended October 31, 2005.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2005, securities with an aggregate value of $17,453,893 were on loan to brokers. The loans were secured by cash collateral of $17,633,925 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2005, the Fund received dividends on cash collateral of $74,827 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--OPTION CONTRACTS WRITTEN

                            TRANSACTIONS DURING THE PERIOD
--------------------------------------------------------------------------------------
                                                               CALL OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
--------------------------------------------------------------------------------------
Beginning of year                                               3,000      $   421,040
--------------------------------------------------------------------------------------
Written                                                         7,793        2,372,514
--------------------------------------------------------------------------------------
Closed                                                         (5,027)      (1,689,410)
--------------------------------------------------------------------------------------
Exercised                                                        (924)        (132,776)
--------------------------------------------------------------------------------------
Expired                                                        (4,842)        (971,368)
======================================================================================
End of year                                                        --      $        --
______________________________________________________________________________________
======================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2005 and 2004.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2005, the components of net assets on a tax basis were as follows:

                                                                   2005
-----------------------------------------------------------------------------
Unrealized appreciation -- investments                        $   451,352,944
-----------------------------------------------------------------------------
Temporary book/tax differences                                       (531,198)
-----------------------------------------------------------------------------
Capital loss carryforward                                      (3,150,236,461)
-----------------------------------------------------------------------------
Shares of beneficial interest                                   5,054,539,780
=============================================================================
Total net assets                                              $ 2,355,125,065
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the deferral of losses on certain straddle transactions.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of October 31, 2005 to utilizing $2,999,879,894 of capital loss carryforward in the fiscal year ended October 31, 2006.

    The Fund utilized $340,226,136 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2005 which expires as follows:

                                                                 CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
------------------------------------------------------------------------------
October 31, 2009                                                $2,188,690,559
------------------------------------------------------------------------------
October 31, 2010                                                   764,934,634
------------------------------------------------------------------------------
October 31, 2011                                                   196,611,268
==============================================================================
Total capital loss carryforward                                 $3,150,236,461
______________________________________________________________________________
==============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of July 18, 2005, the date of the reorganization of AIM Dent Demographic Trends Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2005 was $2,128,877,407 and $2,597,741,956, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $479,101,326
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (27,748,382)
==============================================================================
Net unrealized appreciation of investment securities             $451,352,944
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,928,258,748.

NOTE 12--RECLASSIFICATIONS OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses, capital loss carryforward limitations and reorganization expenses, on October 31, 2005, undistributed net investment income increased by $15,483,680, undistributed net realized gain (loss) was increased by $614,687,916 and shares of beneficial interest decreased by $630,171,596. Further, as a result of tax deferrals and capital loss carryforwards acquired in the reorganization of AIM Dent Demographic Trends Fund into the Fund, undistributed net investment income (loss) was decreased by $58,777, undistributed net realized gain (loss) was decreased by $788,093,677 and shares of beneficial interest increased by $788,152,454. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                               CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------------
                                                                         2005(A)                           2004
                                                              -----------------------------    -----------------------------
                                                                 SHARES          AMOUNT           SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                        3,684,595    $  47,405,672       6,161,430    $  74,474,713
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                        1,953,789       23,064,031       2,836,554       31,535,843
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                          638,971        7,534,486       1,109,204       12,390,482
----------------------------------------------------------------------------------------------------------------------------
  Class R                                                           43,630          559,768         139,257        1,669,192
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               15,295          207,637          13,498          172,948
============================================================================================================================
Issued in connection with acquisitions:(b)
  Class A                                                       10,994,575      148,017,153              --               --
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       14,861,652      182,888,810              --               --
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                        5,026,212       61,895,026              --               --
============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        2,836,412       36,430,722       4,502,782       54,704,748
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (3,100,579)     (36,430,722)     (4,888,349)     (54,704,748)
============================================================================================================================
Reacquired:
  Class A                                                      (42,842,730)    (552,433,720)    (43,655,916)    (524,235,762)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (11,340,321)    (133,972,027)    (10,449,964)    (115,634,492)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (2,976,253)     (35,317,119)     (2,535,106)     (28,183,521)
----------------------------------------------------------------------------------------------------------------------------
  Class R                                                          (25,472)        (328,624)        (45,049)        (542,818)
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              (29,171)        (395,629)        (56,324)        (720,086)
============================================================================================================================
                                                               (20,259,395)   $(250,874,536)    (46,867,983)   $(549,073,501)
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they owns 16% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) As of the open of business on July 18, 2005, the Fund acquired all of the net assets of AIM Dent Demographic Trends Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on March 21, 2005 and AIM Dent Demographic Trends Fund shareholders on June 30, 2005. The acquisition was accomplished by a tax-free exchange of 30,882,439 shares of the Fund for 45,436,978 shares of AIM Dent Demographic Trends Fund outstanding as of the close of business on July 15, 2005. AIM Dent Demographic Trends Fund's net assets at that date of $392,800,989 including $81,828,660 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,162,767,565.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                           CLASS A
                                                            ---------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                            ---------------------------------------------------------------------
                                                               2005             2004          2003          2002          2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    12.02       $    11.59    $     9.47    $    12.65    $    28.16
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.06)(a)(b)      (0.08)(b)      (0.07)      (0.07)(b)      (0.10)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.47             0.51          2.19         (3.11)       (11.87)
=================================================================================================================================
    Total from investment operations                              1.41             0.43          2.12         (3.18)       (11.97)
=================================================================================================================================
Less distributions from net realized gains                          --               --            --            --         (3.54)
=================================================================================================================================
Net asset value, end of period                              $    13.43       $    12.02    $    11.59    $     9.47    $    12.65
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                  11.73%           3.71%        22.39%        (25.14)%      (47.38)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $1,720,672       $1,844,930    $2,160,823    $2,104,660    $4,001,552
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.38%(d)        1.39%         1.47%         1.33%         1.21%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.39%(d)        1.40%         1.47%         1.33%         1.22%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                         (0.51)%(d)       (0.67)%       (0.68)%       (0.64)%       (0.56)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             96%             74%          111%          217%          240%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.08) and (0.61)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $1,765,060,329.


                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                2005           2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.03       $  10.71    $   8.82    $  11.86    $  26.82
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.14)(a)(b)    (0.15)(b)    (0.14)    (0.15)(b)    (0.21)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.35           0.47        2.03       (2.89)     (11.21)
=========================================================================================================================
    Total from investment operations                              1.21           0.32        1.89       (3.04)     (11.42)
=========================================================================================================================
Less distributions from net realized gains                          --             --          --          --       (3.54)
=========================================================================================================================
Net asset value, end of period                                $  12.24       $  11.03    $  10.71    $   8.82    $  11.86
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                                  10.97%          2.99%      21.43%     (25.63)%    (47.75)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $511,024       $434,572    $555,779    $533,224    $922,476
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.10%(d)       2.09%       2.17%       2.04%       1.92%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.11%(d)       2.10%       2.17%       2.04%       1.93%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.23)%(d)     (1.37)%     (1.38)%     (1.34)%     (1.27)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             96%            74%        111%        217%        240%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.16) and (1.33)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $443,470,459.


                                                                                          CLASS C
                                                          -----------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                          -----------------------------------------------------------------------
                                                            2005           2004           2003           2002           2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  11.04        $ 10.72        $  8.83        $ 11.87       $  26.85
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.14)(a)(b)     (0.15)(b)     (0.14)        (0.15)(b)      (0.21)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                1.35           0.47           2.03          (2.89)        (11.23)
=================================================================================================================================
    Total from investment operations                           1.21           0.32           1.89          (3.04)        (11.44)
=================================================================================================================================
Less distributions from net realized gains                       --             --             --             --          (3.54)
=================================================================================================================================
Net asset value, end of period                             $  12.25        $ 11.04        $ 10.72        $  8.83       $  11.87
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                               10.96%          2.99%         21.40%        (25.61)%       (47.77)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $119,791        $78,330        $91,325        $86,455       $150,604
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements               2.10%(d)       2.09%          2.17%          2.04%          1.92%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements            2.11%(d)       2.10%          2.17%          2.04%          1.93%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      (1.23)%(d)     (1.37)%        (1.38)%        (1.34)%        (1.27)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                          96%            74%           111%           217%           240%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.16) and (1.33)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $89,055,987.

                                                                                   CLASS R
                                                              -------------------------------------------------
                                                                                                  JUNE 3, 2002
                                                                                                   (DATE SALES
                                                                  YEAR ENDED OCTOBER 31,          COMMENCED) TO
                                                              ------------------------------       OCTOBER 31,
                                                               2005        2004        2003           2002
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $11.95      $11.56      $ 9.47         $ 11.36
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.09)(a)(b)  (0.10)(b)  (0.06)         (0.03)(b)
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.46        0.49        2.15           (1.86)
===============================================================================================================
    Total from investment operations                            1.37        0.39        2.09           (1.89)
===============================================================================================================
Net asset value, end of period                                $13.32      $11.95      $11.56         $  9.47
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(c)                                                11.46%       3.37%      22.07%         (16.64)%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,856      $1,448      $  311         $    76
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.60%(d)    1.59%       1.67%           1.53%(e)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.61%(d)    1.60%       1.67%           1.53%(e)
===============================================================================================================
Ratio of net investment income (loss) to average net assets    (0.73)%(d)  (0.87)%     (0.88)%         (0.84)%(e)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                                           96%         74%        111%            217%
_______________________________________________________________________________________________________________
===============================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.11) and (0.83)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $1,697,788.
(e)  Annualized.

                                                                               INSTITUTIONAL CLASS
                                                              ------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                               2005        2004        2003        2002        2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $12.73      $12.20      $ 9.91      $13.16      $29.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.01(a)(b)  (0.01)(b)   0.00       (0.01)(b)   (0.01)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.56        0.54        2.29       (3.24)     (12.29)
====================================================================================================================
    Total from investment operations                            1.57        0.53        2.29       (3.25)     (12.30)
====================================================================================================================
Less distributions from net realized gains                        --          --          --          --       (3.54)
====================================================================================================================
Net asset value, end of period                                $14.30      $12.73      $12.20      $ 9.91      $13.16
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                               12.33%       4.34%      23.11%      (24.70)%    (47.11)%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,782      $1,763      $2,213      $1,883      $7,667
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.81%(d)    0.84%       0.78%       0.82%       0.69%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.82%(d)    0.85%       0.78%       0.82%       0.70%
====================================================================================================================
Ratio of net investment income (loss) to average net assets     0.06%(d)   (0.12)%      0.01%      (0.12)%     (0.04)%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                           96%         74%        111%        217%        240%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.01) and (0.04)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)  Ratios are based on average daily net assets of $1,811,032.

NOTE 15--CHANGE IN INDEPENDENT PUBLIC ACCOUNTING FIRM

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending October 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior fiscal year, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

    E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 16--SUBSEQUENT EVENT

The Board of Trustees of the Trust ("Seller") unanimously approved, on November 14, 2005, an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund ("Selling Fund") a series of Seller, would transfer all of its assets to AIM Constellation Fund ("Buying Fund"), a series of AIM Equity Funds ("the Reorganization"). Upon closing of the transaction, shareholders of Selling Fund will receive a corresponding class of shares of Buying Fund in exchange for their shares of Selling Fund, and Selling Fund will cease operations.

    The Agreement requires approval of Selling Fund shareholders. The Fund currently intends to submit the Agreement to the shareholders for their consideration at a meeting to be held on or around February 28, 2006. Additional information regarding the Agreement will be included in proxy materials to be mailed to shareholders for consideration. If the Agreement is approved by the shareholders of Selling Fund and certain conditions required by the Agreement are satisfied, the transaction is expected to become effective shortly thereafter.

NOTE 17--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code ss. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

    On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

    On August 30, 2005, the West Virginia Office of the State Auditor-Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;

    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

    - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

    - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Equity Funds and Shareholders of
AIM Weingarten Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Weingarten Fund (one of the funds constituting AIM Equity Funds, hereafter referred to as the "Fund") at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended October 31, 2004 and the financial highlights for each of the periods ended on or before October 31, 2004 were audited by another independent registered public accounting firm whose report, dated December 15, 2004, expressed an unqualified opinion on those statements.



As described in Note 16, on November 14, 2005, the Board of Trustees of the Fund approved a plan of merger for the Fund with AIM Constellation Fund. This merger is expected to take place in early 2006 upon the approval of the Fund's shareholders.

/s/ PRICEWATERHOUSECOOPERS LLP

December 19, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2005



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.
   President                                      (financial services holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc. (registered investment advisor);
                                                  Director, A I M Capital Management, Inc.
                                                  (registered investment advisor) and
                                                  A I M Distributors, Inc. (registered
                                                  broker dealer); Director and Chairman,
                                                  AIM Investment Services, Inc.
                                                  (registered transfer agent), Fund
                                                  Management Company (registered broker
                                                  dealer) and INVESCO Distributors, Inc.
                                                  (registered broker dealer); and Chief
                                                  Executive Officer, AMVESCAP PLC -- AIM
                                                  Division (parent of AIM and a global
                                                  investment management firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); and CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                        (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of October 31, 2005





The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel,                2005           Retired                                    None
   Jr.(3) -- 1944
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc. (financial services holding
   Chief Compliance Officer                       company); Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

(3) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS (UNAUDITED)

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005, July 31, 2005, and October 31, 2005, are 1.83%, 6.44%, 4.92%, 8.77%, respectively.



             DOMESTIC EQUITY                              SECTOR EQUITY                       AIM ALLOCATION SOLUTIONS

AIM Aggressive Growth Fund                   AIM Advantage Health Sciences Fund       AIM Conservative Allocation Fund
AIM Basic Balanced Fund*                     AIM Energy Fund                          AIM Growth Allocation Fund(2)
AIM Basic Value Fund                         AIM Financial Services Fund              AIM Moderate Allocation Fund
AIM Blue Chip Fund                           AIM Global Health Care Fund              AIM Moderate Growth Allocation Fund
AIM Capital Development Fund                 AIM Global Real Estate Fund              AIM Moderately Conservative Allocation Fund
AIM Charter Fund                             AIM Gold & Precious Metals Fund
AIM Constellation Fund                       AIM Leisure Fund                                  DIVERSIFIED PORTFOLIOS
AIM Diversified Dividend Fund                AIM Multi-Sector Fund
AIM Dynamics Fund                            AIM Real Estate Fund(1)                  AIM Income Allocation Fund
AIM Large Cap Basic Value Fund               AIM Technology Fund                      AIM International Allocation Fund
AIM Large Cap Growth Fund                    AIM Utilities Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund(1)                            FIXED INCOME
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                     TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund                   AIM Floating Rate Fund
AIM Premier Equity Fund                      AIM High Yield Fund
AIM S&P 500 Index Fund                       AIM Income Fund
AIM Select Equity Fund                       AIM Intermediate Government Fund
AIM Small Cap Equity Fund                    AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund(1)                 AIM Money Market Fund
AIM Small Company Growth Fund                AIM Short Term Bond Fund
AIM Summit Fund                              AIM Total Return Bond Fund
AIM Trimark Endeavor Fund                    Premier Portfolio
AIM Trimark Small Companies Fund             Premier U.S. Government Money Portfolio
AIM Weingarten Fund
                                             TAX-FREE
*Domestic equity and income fund
                                             AIM High Income Municipal Fund(1)
                                             AIM Municipal Bond Fund
       INTERNATIONAL/GLOBAL EQUITY           AIM Tax-Exempt Cash Fund
                                             AIM Tax-Free Intermediate Fund
AIM Asia Pacific Growth Fund                 Premier Tax-Exempt Portfolio
AIM Developing Markets Fund
AIM European Growth Fund                     ================================================================================
AIM European Small Company Fund(1)           CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Global Aggressive Growth Fund            FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Global Equity Fund                       FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
AIM Global Growth Fund                       ================================================================================
AIM Global Value Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund(1)
AIM Trimark Fund

(1) This fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the fund, please see the appropriate prospectus.

(2) Effective April 29,2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after January 20,2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

   A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of September 30, 2005.

   AIMinvestments.com            WEI-AR-1             A I M Distributors, Inc.


                            YOUR GOALS. OUR SOLUTIONS.--REGISTERED TRADEMARK--
--------------------------------------------------------------------------------
Mutual    Retirement    Annuities  College    Separately   Offshore   Cash           [AIM INVESTMENTS LOGO APPEARS HERE]
Funds     Products                 Savings    Managed      Products   Management           --Registered Trademark--
                                   Plans      Accounts
--------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

      As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee.

      On the date of the reporting period, October 31, 2005, the Registrant's audit committee financial expert was Prema Mathai-Davis. Dr. Mathai-Davis is "independent" within the meaning of that term as used in Form N-CSR.

      On October 27, 2005, the Board of Trustees determined that Raymond Stickel, Jr. is an audit committee financial expert. Mr. Stickel was appointed to the Registrant's Audit Committee effective as of October 1, 2005. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

      The Registrant's Audit Committee appointed PricewaterhouseCoopers LLP ("PWC") as Registrant's principal independent registered public accounting firm for the fiscal year 2005. Such appointment was ratified and approved by the independent trustees of the Registrant's Board of Trustees. For the fiscal year ended 2004, Ernst & Young LLP ("E&Y") served as the Registrant's principal registered public accounting firm.

      The information set forth below for the 2005 fiscal year relates to fees billed by PWC. The information set forth below for the 2004 fiscal year relates to fees billed by E&Y.

FEES BILLED BY PRINCIPAL ACCOUNTANT RELATED TO THE REGISTRANT

      PWC (for 2005) and E&Y (for 2004) billed the Registrant aggregate fees for services rendered to the Registrant as follows:

                                                  Percentage of Fees
                                                  Billed Applicable                            Percentage of Fees
                                                     to Non-Audit                             Billed Applicable to
                            Fees Billed by PWC    Services Provided                            Non-Audit Services
                               for Services      for fiscal year end    Fees Billed by E&Y     Provided for fiscal
                             Rendered to the       2005 Pursuant to        for Services           year end 2004
                              Registrant for          Waiver of           Rendered to the      Pursuant to Waiver
                                  fiscal             Pre-Approval         Registrant for         of Pre-Approval
                              year end 2005         Requirement(1)     fiscal year end 2004      Requirement(1)
                            ------------------    ------------------   --------------------   --------------------
Audit Fees                     $      366,905            N/A               $      477,418             N/A
Audit-Related Fees(2)          $       26,125              0%              $       16,800               0%
Tax Fees(3)                    $       70,120              0%              $       39,795               0%
All Other Fees                 $            0              0%              $            0               0%
                               --------------                              --------------
Total Fees                     $      463,150              0%              $      534,013               0%

PWC billed the Registrant aggregate non-audit fees of $96,245 for the fiscal year ended 2005 for non-audit services rendered to the Registrant. E&Y billed the Registrant aggregate non-audit fees of $56,595 for the fiscal year ended 2004 for non-audit services rendered to the Registrant.

----------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Audit-Related Fees for the fiscal year ended October 31, 2005 includes fees billed for completing agreed-upon procedures related to fund mergers. Audit-Related Fees for the fiscal year ended October 31, 2004 includes fees billed for completing agreed-upon procedures related to fund mergers.

(3) Tax Fees for the fiscal year end October 31, 2005 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end October 31, 2004 includes fees billed for reviewing tax returns and consultation services.

FEES BILLED BY PRINCIPAL ACCOUNTANT RELATED TO AIM AND AIM AFFILIATES

      PWC (for 2005) and E&Y (for 2004) billed AIM Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates as follows:

                           Fees Billed by PWC                            Fees Billed by E&Y
                              for Non-Audit                                 for Non-Audit
                          Services Rendered to    Percentage of Fees    Services Rendered to     Percentage of Fees
                               AIM and AIM       Billed Applicable to        AIM and AIM        Billed Applicable to
                             Affiliates for       Non-Audit Services       Affiliates for        Non-Audit Services
                          fiscal year end 2005    Provided for fiscal   fiscal year end 2004    Provided for fiscal
                           That Were Required        year end 2005       That Were Required        year end 2004
                           to be Pre-Approved     Pursuant to Waiver     to be Pre-Approved    Pursuant to Waiver of
                           by the Registrant's      of Pre-Approval      by the Registrant's        Pre-Approval
                             Audit Committee        Requirement(1)         Audit Committee         Requirement(1)
                          --------------------   -------------------    --------------------   ---------------------
Audit-Related Fees(2)              $0                     0%                  $185,000                   0%
Tax Fees                           $0                     0%                  $      0                   0%
All Other Fees                     $0                     0%                  $      0                   0%
                                   --                                         --------
Total Fees(3)                      $0                     0%                  $185,000                   0%

----------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Audit-Related Fees for the fiscal year ended October 31, 2004 includes fees billed for services to test and report on the controls and operations of an affiliated transfer agent.

(3) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2005, and E&Y billed AIM and AIM Affiliates aggregate non-audit fees of $265,511 for the fiscal year ended 2004, for non-audit services rendered to AIM and AIM Affiliates.

      The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining the principal accountant's independence.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 13, 2005


I.    STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

II.   DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

III.  AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV.   NON-AUDIT SERVICES

The Audit Committees may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

The Audit Committees may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Provider before a tax court, district court or federal court of claims.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

V.    PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

VI.   PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the

Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

      o Bookkeeping or other services related to the accounting records or financial statements of the audit client

      o     Financial information systems design and implementation

      o Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

      o     Actuarial services

      o     Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

      o     Management functions

      o     Human resources

      o     Broker-dealer, investment adviser, or investment banking services

      o     Legal services

      o     Expert services unrelated to the audit

      o Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

            Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

            Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

            Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

            None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of December 15, 2005, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 15, 2005, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1)    Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)    Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Equity Funds

By:      /s/ Robert H. Graham
         ---------------------------
         Robert H. Graham
         Principal Executive Officer

Date:    January 9, 2006

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:      /s/ Robert H. Graham
         ---------------------------
         Robert H. Graham
         Principal Executive Officer

Date:    January 9, 2006


By:
         /s/ Sidney M. Dilgren
         ---------------------------
         Sidney M. Dilgren
         Principal Financial Officer

Date:    January 9, 2006

                                  EXHIBIT INDEX


12(a)(1) Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.